              As filed with the Securities and Exchange Commission
                                on July 31, 2002
                      Registration No. 333-89661; 811-09645

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A*

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]

                        Post-Effective Amendment No. 26                 [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]

                               Amendment No. 27                         [X]

                        (Check appropriate box or boxes)

                             ________________________
                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                            _________________________
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

         Robert M. Kurucza, Esq.                    Carl Frischling, Esq.
         Marco E. Adelfio, Esq.                     Kramer Levin Naftalis
         Morrison & Foerster LLP                        & Frankel
         2000 Pennsylvania Ave., N.W.               919 3rd Avenue
         Suite 5500                                 New York, New York 10022
         Washington, D.C.  20006
It is proposed that this filing will become effective (check appropriate box):

      [X]   Immediately upon filing pursuant    [_]  on (____________) pursuant
            to Rule 485(b), or                       to Rule 485(b), or

      [_]   60 days after filing pursuant       [_]  on (____________) pursuant
            to Rule 485(a), or                       to Rule 485(a).

      [_]   75 days after filing pursuant to    [_]  on (date) pursuant to
            paragraph (a)(2)*                        paragraph(a)(2) of Rule 485

If appropriate, check the following box:

      [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This post-effective amendment is being executed by the Trustees and principal officers of Nations Master Investment Trust.

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 26 to the Registration Statement of Nations Funds Trust (the "Trust") in order to provide updated financial information for the Trust's Funds and to effect certain non-material changes.

                               NATIONS FUNDS TRUST
                              CROSS REFERENCE SHEET

Part A
Item No.                                                       Prospectus
--------                                                       ----------
 1.  Front and Back Cover Pages ..........................     Front and Back Cover Pages

 2.  Risk/Return Summary: Investments, Risks
     and Performance .....................................     About this Prospectus

 3.  Risk/Return Summary: Fee Tables .....................     About the Funds; Financial Highlights

 4.  Investment Objectives, Principal
     Investment Strategies, and Related Risks ............     About the Funds; Other Important
                                                               Information

 5.  Management's Discussion of Fund
     Performance .........................................     About the Funds

 6.  Management, Organization, and
     Capital Structure ...................................     What's Inside; About the Funds;
                                                               How the Funds Are Managed;
                                                               About your Investment

 7.  Shareholder Information .............................     About the Funds; About your
                                                               Investment

 8.  Distribution Arrangements ...........................     Information for Investors

 9.  Financial Highlights Information ....................     Financial Highlights; About the Funds



Part B
Item No.
--------

10.  Cover Page and Table of Contents ....................     Cover Page and Table of Contents

11.  Fund History ........................................     Introduction

12.  Description of the Fund and Its
     Investments and Risks ...............................     Additional Information on Portfolio
                                                               Investments


13.  Management of the Funds .............................     Trustees And Officers; Investment
                                                               Advisory, Administration, Custody
                                                               Transfer Agency, Shareholder Servicing
                                                               and Distribution Agreements

14.  Control Persons and Principal
     Holders of Securities ...............................     Not Applicable

15.  Investment Advisory and Other Services ..............     Investment Advisory,
                                                               Administration, Custody, Transfer
                                                               Agency, Shareholder Servicing And
                                                               Distribution Agreements

16.  Brokerage Allocation and Other Practices ............     Portfolio Transactions and
                                                               Brokerage--General Brokerage Policy

17.  Capital Stock and Other
     Securities ..........................................     Description Of Shares;
                                                               Investment Advisory, Administration,
                                                               Custody, Transfer Custody, Transfer
                                                               Agency, Shareholder Servicing And
                                                               Distribution Agreements

18.  Purchase, Redemption and Pricing
     of Shares ...........................................     Net Asset Value -- Purchases
                                                               And Redemptions; Distributor

19.  Taxation of the Fund ................................     Additional Information Concerning
                                                               Taxes

20.  Underwriters ........................................     Investment Advisory,
                                                               Administration Custody, Transfer Agency
                                                               Shareholder Servicing And Distribution
                                                               Agreements; Distributor

21.  Calculation of Performance Data .....................     Additional Information on
                                                               Performance

22.  Financial Statements ................................     Independent Accountant and
                                                               Reports

Part C
Item No.                                         Other Information
--------                                         -----------------
                                                 Information required to be included in Part C
                                                 is set forth under the appropriate Item, so
                                                 numbered, in Part C of this Document

                                    [GRAPHIC]

Prospectus
----------------
Primary A Shares

August 1, 2002

STOCK FUNDS
Nations Convertible Securities Fund
Nations Asset Allocation Fund
Nations Classic Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations MidCap Value Fund
Nations Strategic Growth Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations SmallCap Value Fund
Nations Small Company Fund
Nations Financial Services Fund

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund
Nations Emerging Markets Fund

INDEX FUNDS
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

MUNICIPAL BOND FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used
      in this prospectus ON PAGE 206.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. Subject to certain limited exceptions, Nations International Value Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's description for more information.

ABOUT THE FUNDS
Each type of Fund has a different investment focus:

  .Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  .International Stock Funds invest primarily in equity securities of companies outside the U.S.

  .The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  .Index Funds focus on long-term growth. Except for Nations Managed Index
   Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  .Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  .Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, International/Global Stock and Index Funds generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISERS
      STARTING ON PAGE 168.



[Graphic]
        About the Funds

            NATIONS CONVERTIBLE SECU  RITIES FUND                 7
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS ASSET ALLOCATION FUND                        11
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS CLASSIC VALUE FUND                           16
            Sub-adviser: Brandes Investment Partners, L.P.
            --------------------------------------------------------
            NATIONS VALUE FUND                                   19
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS LARGECAP VALUE FUND                          24
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MIDCAP VALUE FUND                            27
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS STRATEGIC GROWTH FUND                        30
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO GROWTH FUND                          35
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS CAPITAL GROWTH FUND                          40
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO FOCUSED EQUITIES FUND                45
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS MIDCAP GROWTH FUND                           50
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO 21ST CENTURY FUND                    55
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS SMALLCAP VALUE FUND                          59
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS SMALL COMPANY FUND                           63
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS FINANCIAL SERVICES FUND                      68
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS GLOBAL VALUE FUND                            72
            Sub-adviser: Brandes Investment Partners, L.P.
            --------------------------------------------------------

      NATIONS INTERNATIONAL VALUE FUND                                 76
      Sub-adviser: Brandes Investment Partners, L.P.
      -------------------------------------------------------------------
      NATIONS INTERNATIONAL EQUITY FUND                                81
      Sub-advisers: Marsico Capital Management, LLC, INVESCO Global
      Asset Management (N.A.), Inc. and Putnam Investment Management,
      LLC
      -------------------------------------------------------------------
      NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                 86
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS EMERGING MARKETS FUND                                    92
      Sub-adviser: Gartmore Global Partners
      -------------------------------------------------------------------
      NATIONS LARGECAP INDEX FUND                                      97
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MIDCAP INDEX FUND                                       102
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS SMALLCAP INDEX FUND                                     106
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MANAGED INDEX FUND                                      111
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS SHORT-TERM INCOME FUND                                  116
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                      121
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS GOVERNMENT SECURITIES FUND                              125
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS INTERMEDIATE BOND FUND                                  131
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS BOND FUND                                               136
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS STRATEGIC INCOME FUND                                   141
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS HIGH YIELD BOND FUND                                    147
      Sub-adviser: MacKay Shields LLC
      -------------------------------------------------------------------
      NATIONS SHORT-TERM MUNICIPAL INCOME FUND                        151
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS INTERMEDIATE MUNICIPAL BOND FUND                        156
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MUNICIPAL INCOME FUND                                   161
      Sub-adviser: Banc of America Capital Management, LLC
      -------------------------------------------------------------------
      OTHER IMPORTANT INFORMATION                                     166
      -------------------------------------------------------------------
      HOW THE FUNDS ARE MANAGED                                       168

      About your investment
[Graphic]

               INFORMATION FOR INVESTORS
                 Buying, selling and exchanging shares        179
                 Redemption fees                              180
                 Distributions and taxes                      184
               --------------------------------------------------
               FINANCIAL HIGHLIGHTS                           188
               --------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                  206
               --------------------------------------------------
               WHERE TO FIND MORE INFORMATION          BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S SUB-ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT ARE CONVERTIBLE SECURITIES?

     CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE preferred stocks, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

     CONVERTIBLE SECURITIES TYPICALLY:

         .HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

         .ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING
          COMMON STOCK

         .HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE
          UNDERLYING COMMON STOCK INCREASES


NATIONS CONVERTIBLE SECURITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  .the issuer's financial strength and revenue outlook

  .earnings trends, including changes in earnings estimates

  .the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Convertible Securities Fund has the following risks:

      .Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

         [CHART]

      2000     2001
     ------  -------
     15.21%  (7.66%)

          *Year-to-date return as of June 30, 2002:  -2.90%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 1st quarter 2000:  13.55%
                        Worst: 1st quarter 2001: -8.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                     Life of
                                                              1 year  Fund*
    Primary A Shares Returns Before Taxes                     -7.66%  9.47%
    Primary A Shares Returns After Taxes on Distributions     -8.97%  4.46%
    Primary A Shares Returns After Taxes on Distributions
     and Sale of Fund Shares                                  -4.62%  5.64%
    CSFB Convertible Securities Index (reflects no deductions
     for fees, expenses or taxes)                             -6.41%  5.42%

     *The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses                                       0.35%
                                                      ----
                                                      1.00%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $102   $318    $552    $1,225

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 171.

[Graphic]
     WHAT IS AN ASSET ALLOCATION FUND?

     THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

     EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

     ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.


NATIONS ASSET ALLOCATION FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds." The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

For the equity portion of the Fund, the team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

..  the growth prospects of the company's industry

..  the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

..  may limit the number of buy and sell transactions it makes

..  may try to sell shares that have the lowest tax burden on shareholders

..  may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Asset Allocation Fund has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     EFFECTIVE JANUARY 1, 2002, BACAP REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE FUND. BACAP HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

           [CHART]

       2000     2001
     -------  -------
     (0.50)%  (6.33)%

          *Year-to-date return as of June 30, 2002:  -9.29%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 2001:   6.32%
                        Worst: 3rd quarter 2001: -8.40%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                           1 year   Fund*
     Primary A Shares Returns Before Taxes                  -6.33%   0.37%
     Primary A Shares Returns After Taxes on Distributions  -7.17%  -1.24%
     Primary A Shares Returns After Taxes on Distributions
      and Sale of Fund Shares                               -3.83%  -0.18%
     S&P 500 (reflects no deductions for fees, expenses or
      taxes)                                               -11.88%  -3.56%
     Lehman Aggregate Bond Index (reflects no deductions
      for fees, expenses or taxes)                           8.44%   7.77%

     *The inception date of Primary A Shares is May 21, 1999. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)
                                                      none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses                                       0.38%
                                                      ----
                                                      1.03%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $105   $328    $569    $1,259

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 173.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE"
     LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS CLASSIC VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE INDUSTRY IN THE S&P 500 (LIMITED TO
         LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Funds are managed.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Classic Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses//                                     0.39%
                                                      ----
                                                      1.04%
 Total annual Fund operating expenses/2/              ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.13% until July 31, 2003. There is no guarantee that this limitation will continue. Because this limitation is higher than the current total annual Fund operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $106   $331    $574    $1,271

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR ''UNDERVALUED'' COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                   [CHART]

     1992       1993       1994        1995       1996       1997       1998      1999      2000       2001
    -----      -----      -----       -----      -----      -----      -----      ----      ----      -----
     7.30%     16.36%     (2.99)%     36.09%     21.12%     26.66%     17.34%     1.25%     3.94%     (7.09)%


          *Year-to-date return as of June 30, 2002:   -5.51%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  19.69%
Worst: 3rd quarter 1998: -12.48%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to August 1, 2002, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is considered a more appropriate comparison. These indices are weighted by market capitalization and are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                          1 year  5 years 10 years  Fund*
     Primary A Shares Returns Before
      Taxes                                -7.09%   7.76%  11.24%  11.50%
     Primary A Shares Returns After
      Taxes on Distributions               -9.01%   4.10%   8.16%   8.80%
     Primary A Shares Returns After
      Taxes on Distributions and Sale of
      Fund Shares                          -2.91%   5.94%   8.65%   9.06%
     Russell 1000 Value Index (reflects
      no deductions for fees, expenses
      or taxes)                            -5.59%  11.13%  14.13%  12.60%
     S&P 500 (reflects no deductions for
      fees, expenses or taxes)            -11.88%  10.70%  12.93%  12.75%

     *The inception date of Primary A Shares is September 19, 1989. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses                                       0.30%
                                                      ----
                                                      0.95%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $97    $303    $525    $1,166

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.


NATIONS LARGECAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

    [Graphic]
    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN
    THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
    THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
    RISKS AND OTHER THINGS TO CONSIDER
    Nations LargeCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
    A LOOK AT THE FUND'S PERFORMANCE
    Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
    WHAT IT COSTS TO INVEST IN THE FUND
    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES                                    Primary A
          (Fees paid directly from your investment)            Shares
               Maximum sales charge (load)
               imposed on purchases                              none
               Maximum deferred sales charge (load)            none//

          ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from the Fund's assets)
               Management fees                                  0.65%
               Other expenses/1/                                0.42%
                                                               -----
               Total annual Fund operating expenses/2/          1.07%
                                                               =====

     /1/  Other expenses are based on estimates for the current fiscal year.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2003. There is no guarantee that this limitation will continue. Because this limitation equals the estimate of total annual Fund operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $109   $340

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS MIDCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell MidCap Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

    [Graphic]
    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
    THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
    RISKS AND OTHER THINGS TO CONSIDER
    Nations MidCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
    A LOOK AT THE FUND'S PERFORMANCE
    Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
    WHAT IT COSTS TO INVEST IN THE FUND
    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES                                    Primary A
          (Fees paid directly from your investment)            Shares
               Maximum sales charge (load)
               imposed on purchases                              none
               Maximum deferred sales charge (load)              none

          ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from the Fund's assets)
               Management fees                                  0.75%
               Other expenses/1/                                0.50%
                                                                -----
               Total annual Fund operating expenses/2/          1.25%
                                                                =====

    /1/  Other expenses are based on estimates for the current fiscal year.

    /2/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2003. There is no guarantee that this limitation will continue. Because this limitation equals the estimate of total annual Fund operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $127     $397

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BACAP IS THE MASTER PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     MINIMIZING TAXES

     THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.


NATIONS STRATEGIC GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Strategic Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, if there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  .will focus on long-term investments to try to limit the number of buy and sell transactions

  .may try to sell securities that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

  .invests primarily in securities with lower dividend yields

  .may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Strategic Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

                            1999      2000      2001
                           ------    ------    ------
                           28.08%   (12.52)%   (12.36)%

          *Year-to-date return as of June 30, 2002:  -16.25%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  20.52%
Worst: 3rd quarter 2001: -15.93%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                                   1 year   Fund*
Primary A Shares Returns Before Taxes              -12.26%  7.54%
Primary A Shares Returns After Taxes on
 Distributions                                     -12.31%  7.41%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares              -7.47%  6.13%
S&P 500 (reflects no deductions for fees, expenses
 or taxes)                                         -11.88%  5.11%

     *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Primary A
(Fees paid directly from your investment)               Shares
  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.65%
  Other expenses                                         0.29%
                                                         ----
  Total annual Fund operating expenses                   0.94%
                                                         ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees./ /

     /2/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year     3 years     5 years     10 years
Primary A Shares $96        $300        $520         $1,155

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A"FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND MR. MARSICO ON PAGE 172.

[Graphic]
     WHY INVEST IN A GROWTH FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

     WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Growth Fund has the following risks:

      .Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.



[Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                [CHART]

      1998    1999     2000      2001
     ------  ------  --------  --------
     38.22%  52.48%  (15.23)%  (19.60%)

          *Year-to-date return as of June 30, 2002:  0.21%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


                        Best: 4th quarter 1999:  35.30%
                        Worst: 3rd quarter 2001: -17.27%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.


                                                                   Life of
                                                           1 year   Fund*
     Primary A Shares Returns Before Taxes                 -19.60%  9.47%
     Primary A Shares Returns After Taxes on Distributions -19.60%  9.36%
     Primary A Shares Returns After Taxes on Distributions
      and Sale of Fund Shares                              -11.94%  7.73%
     S&P 500 (reflects no deductions for fees,
      expenses or taxes)                                   -11.88%  5.67%

     *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.
[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Primary A
(Fees paid directly from your investment)               Shares
  Maximum sales charge (load) imposed on purchases        none
  Maximum deferred sales charge (load)                    none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.75%
  Other expenses                                         0.39%
                                                         -----
  Total annual Fund operating expenses                   1.14%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $116   $362    $628    $1,386

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS A GROWTH FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.


NATIONS CAPITAL GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

      .above-average earnings growth compared with the Russell 1000 Growth Index

      .established operating histories, strong balance sheets and favorable financial performance

      .above-average return on equity compared with the Russell 1000 Growth
       Index

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Capital Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

    1993    1994    1995    1996    1997    1998    1999     2000     2001
    ----    ----    ----    ----    ----    ----    ----     ----     ----
    7.85%  (1.24)%  28.72%  18.61%  30.52%  30.14%  23.93%  (11.97)% (15.51)%

          *Year-to-date return as of June 30, 2002:  -21.12%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1998:  28.39%
                        Worst: 3rd quarter 2001: -18.69%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to October 1, 2001, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered a more appropriate comparison. These indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                 1 year  5 years  Fund*
       Primary A Shares Returns Before Taxes     -15.51%  9.38%  11.53%
       Primary A Shares Returns After Taxes on
        Distributions                            -15.96%  5.72%   8.21%
       Primary A Shares Returns After Taxes on
        Distributions and Sale of Fund Shares     -8.90%  7.50%   9.01%
       Russell 1000 Growth Index (reflects no
        deductions for fees, expenses or taxes)  -20.42%  8.27%  11.94%
       S&P 500 (reflects no deductions for fees,
        expenses or taxes)                       -11.88% 10.70%  13.75%

     *The inception date of Primary A Shares is September 30, 1992. The return for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses                                       0.32%
                                                      ----
                                                      0.97%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $99    $309    $536    $1,190

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND MR.
      MARSICO ON PAGE 172.

[Graphic]
     WHAT IS A FOCUSED FUND?

     A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO FOCUSED EQUITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                 [CHART]

      1998   1999      2000      2001
     ------  -----    ------    ------
     49.64%  53.43%  (17.09)%  (18.89)%

         *Year-to-date return as of June 30, 2002:   1.25%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  33.16%
Worst: 1st quarter 2001: -17.76%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                                     1 year   Fund*
           Primary A Shares Returns Before Taxes     -18.89%  11.47%
           Primary A Shares Returns After Taxes on
            Distributions                            -18.89%  11.29%
           Primary A Shares Returns After Taxes on
            Distributions and Sale of Fund Shares    -11.50%   9.39%
           S&P 500 (reflects no deductions for fees,
            expenses or taxes)                       -11.88%   5.67%

  *Theinception date of Primary A Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Primary A
(Fees paid directly from your investment)               Shares
  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.75%
  Other expenses                                         0.36%
                                                         ----
                                                         1.11%
  Total annual Fund operating expenses                   ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $113   $353    $612    $1,352

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER.
     BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
       YOU'LL FIND MORE ABOUT
       BACAP ON PAGE 171.

[Graphic]
     WHAT IS A MIDCAP GROWTH FUND?

     A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

     THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.


NATIONS MIDCAP GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index and that are believed to have the potential for long-term growth of capital. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1993    1994   1995    1996    1997    1998   1999    2000     2001
     ----    ----   ----    ----    ----    ----   ----    ----     ----
     12.00%  0.65%  30.00%  18.63%  20.66%  3.47%  43.89%  14.76%
     (19.92)%

          * Year-to-date return as of June 30, 2002:  -26.66%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1999:  32.77%
                        Worst: 3rd quarter 2001: -30.71%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. Prior to August 1, 2002, the Fund compared its performance to the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The Fund changed the index to which it compares its performance because the Russell MidCap Growth Index is considered a more appropriate comparison. The indices are weighted by market value, are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                   1 year  5 years  Fund*
     Primary A Shares Returns Before Taxes         -19.92% 10.54%  12.74%
     Primary A Shares Returns After Taxes on
      Distributions                                -19.92% 8.14%   10.31%
     Primary A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares        -12.13% 8.36%   10.02%
     Russell MidCap Growth Index (reflects no
      deductions for fees, expenses or taxes)      -20.15% 9.02%   11.50%
     S&P MidCap 400 (reflects no deductions for
      fees, expenses or taxes)                     -0.62%  16.11%  15.63%

     *The inception date of Primary A Shares is December 4, 1992. The return for the indices shown are from that date.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.65%
 Other expenses                                       0.32%
                                                      ----
                                                      0.97%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $99    $309    $536    $1,190

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES A. HILLARY IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
       YOU'LL FIND MORE ABOUT
       MARSICO CAPITAL AND MR. HILLARY ON PAGE 172.

[Graphic]
     WHAT IS A MULTI-CAP FUND?

     A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.


NATIONS MARSICO 21ST CENTURY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico 21st Century Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bart chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

 [CHART]

  2001
--------
(18.48)%


          * Year-to-date return as of June 30, 2002:   1.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                                         16.95%
     Worst: 3rd quarter 2001:                                       -18.91%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                           1 year   Fund*
     Primary A Shares Returns Before Taxes                 -18.48% -18.87%
     Primary A Shares Returns After Taxes on Distributions -18.48% -18.87%
     Primary A Shares Returns After Taxes on Distributions
      and Sale of Fund Shares                              -11.25% -14.86%
     S&P 500 (reflects no deductions for fees, expenses or
      taxes)                                               -11.88% -13.04%

  *Theinception date of Primary A Shares is April 10, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Primary A
(Fees paid directly from your investment)               Shares
  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.75%
  Other expenses                                         0.62%
                                                         ----
                                                         1.37%
  Total annual Fund operating expenses                   ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $139   $434    $750    $1,646

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BACAP IS ITS SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 171.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.




NATIONS SMALLCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations SmallCap Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index and that are believed to have the potential for long-term growth of capital. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

[Graphic]
YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                        Primary A
        (Fees paid directly from your investment)                Shares
          Maximum sales charge (load) imposed on purchases        none
          Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the  Fund's assets)/1/
          Management fees                                         0.90%
          Other expenses/2/                                       0.48%
                                                                 -----
          Total annual Fund operating expenses                    1.38%
          Fee waivers and/or reimbursements                      (0.08)%
                                                                 -------
          Total net expenses/3/                                   1.30%
                                                                 =====

     /1/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

     /2/  Other expenses are based on estimates for the current fiscal year.

     /3/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

         .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $132   $429

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S SMALLCAP STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
       YOU'LL FIND MORE ABOUT
       BACAP ON PAGE 171.

[Graphic]
     WHY INVEST IN A SMALL COMPANY FUND?

     A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

     THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.


NATIONS SMALL COMPANY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  .company meetings/conferences

  .independent industry analysis

  .quantitative analysis

  .Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  .gaining an in-depth understanding of the company's business

  .evaluating the company's growth potential, risks and competitive strengths

  .discussing its growth strategy with company management

  .validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Small Company Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1996    1997   1998    1999    2000      2001
     ------  ------  -----  ------  -------  --------
     20.59%  19.84%  1.53%  54.88%  (1.60)%  (12.00)%


          * Year-to-date return as of June 30, 2002:  -12.37%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  43.13%
Worst: 3rd quarter 1998: -25.76%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not revelant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                               Life of
                               1 year  5 years  Fund*
Primary A Shares Returns
 Before Taxes                  -12.00% 10.29%  11.60%
Primary A Shares Returns After
 Taxes on Distributions        -12.00%  8.98%  10.40%
Primary A Shares Returns After
 Taxes on Distributions and
 Sale of Fund Shares            -7.31%  8.26%   9.44%
Russell 2000 Growth Index
 (reflects no deductions for
 fees, expenses or taxes)       -9.23%  2.87%   4.54%

* The inception date of Primary A Shares is December 12, 1995. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.90%
          Other expenses                                       0.32%
                                                               ----
          Total annual Fund operating expenses                 1.22%
          Fee waivers and/or reimbursements                   (0.07)%
                                                               ----
                                                               1.15%
          Total net expenses/2/                                ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 year     3 years     5 years     10 years
                    Primary A Shares $117       $380        $664        $1,471

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT DOES A FINANCIAL SERVICESg
     FUND INVEST IN?

     THE FINANCIAL SERVICES INDUSTRY INCLUDES BANKS, BROKERAGE FIRMS, ASSET MANAGEMENT FIRMS, INSURANCE COMPANIES AND TRANSACTION PROCESSING COMPANIES, AMONG OTHERS.


NATIONS FINANCIAL SERVICES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it's reasonably valued.

In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

  .are increasing their revenues along with their earnings

  .can grow their revenues and earnings in a variety of interest rate environments

  .have both marketing expertise and superior technology

The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Financial Services Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

      .Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investments.

      .Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.75%
 Other expenses//                                     3.02%
                                                     -----
 Total annual Fund operating expenses                 3.77%
                                                     -----
 Fee waivers and/or reimbursements                   (2.47)%
                                                     -------
 Total net expenses/2/                                1.30%
                                                     =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

      . the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $132   $924   $1,735   $3,852

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 173.


[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE"
     LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS GLOBAL VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other
      important information
      AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI
         World Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Global Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER GLOBAL STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Funds are managed.
[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                 Primary A
(Fees paid directly from your investment)                         Shares
Maximum sales charge (load) imposed on purchases                   none
Maximum deferred sales charge                                      none
Redemption fee (as a percentage of total redemption proceeds)/1/   2.00%

ANNUAL FUND OPERATING EXPENSES/2/
(Expenses that are deducted from the Fund's assets)
Management fees                                                    0.90%
Other expenses                                                     0.73%
                                                                  -----
                                                                   1.63%
Total annual Fund operating expenses                              -----
Fee waivers and/or reimbursements                                 (0.23)%
                                                                  -------
                                                                   1.40%
Total net expenses/3/                                             =====


     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /3/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $143   $492    $865    $1,914

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 173.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE"
     LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.



NATIONS INTERNATIONAL VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:
        .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
        .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE
         INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Subject to certain limited exceptions discussed below, Nations International Value Fund is no longer accepting new investments from current or prospective investors. Shares of Nations International Value Fund currently may only be purchased through reinvestment of distributions, by certain qualified retirement plans on behalf of plan participants, by investors who purchase shares through accounts established with certain investment advisers or financial planners, including certain wrap fee accounts, and by investors who purchase shares through an account established with a selling agent that has available purchasing capacity based on policies established by the Fund.

     Nations International Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


       feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                        [CHART]

       1996    1997    1998    1999    2000     2001
      ------  ------  ------  ------  -----   --------
      15.35%  21.01%  11.60%  52.65%  3.20%   (11.77)%

          *Year-to-date returns as of June 30, 2002:  -2.52%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  24.31%
Worst: 3rd quarter 1998: -16.57%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                            Life of
                                            1 year  5 years  Fund*
             Primary A Shares Returns
              Before Taxes                  -11.77% 13.43%  13.62%
             Primary A Shares Returns After
              Taxes on Distributions        -12.66% 11.34%  11.82%
             Primary A Shares Returns After
              Taxes on Distributions and
              Sale of Fund Shares            -6.86% 10.27%  10.65%
             MSCI EAFE Index (reflects no
              deductions for fees,
              expenses or taxes)            -21.44%  0.89%   1.74%

     *The inception date of Primary A Shares is December 27, 1995. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                       Primary A
        (Fees paid directly from your investment)               Shares
         Maximum sales charge (load) imposed on purchases        none
         Maximum deferred sales charge (load)                    none
         Redemption fee (as a percentage of total redemption
         proceeds)/1/                                            2.00%
        ANNUAL FUND OPERATING EXPENSES/2/
        (Expenses that are deducted from the Fund's assets)/3/
         Management fees                                         0.90%
         Other expenses                                          0.33%
                                                                 -----
         Total annual Fund operating expenses                    1.23%
                                                                 =====

     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /3/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $125   $390    $676    $1,489

[Graphic]
     ABOUT THE SUB-ADVISERS

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL, INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 172, INVESCO ON PAGE 176 AND PUTNAM ON PAGE 177.

[Graphic]
     WHY INVEST IN AN
     INTERNATIONAL STOCK FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.


NATIONS INTERNATIONAL EQUITY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  .Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  .INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  .Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations International Equity Fund has the following risks:

      .Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

   1992     1993   1994   1995   1996  1997   1998   1999   2000      2001
  ------- ------- ------ ------ ------ ----- ------ ------ -------  --------
  (8.57)%  27.21% 2.60%   8.45%  8.47% 1.27% 16.46% 39.49% (15.13)% (20.66)%

          *Year-to-date return as of June 30, 2002:  0.63%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:   28.59%
Worst: 3rd quarter 2001: -14.03%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                        Life of
                                               1 year  5 years 10 years  Fund*
 Primary A Shares Returns Before Taxes         -20.66%  2.07%   4.52%    4.90%
 Primary A Shares Returns After Taxes on
  Distributions                                -20.67%  0.00%   3.16%    3.56%
 Primary A Shares Returns After Taxes on
  Distributions and Sale of Fund Shares        -12.58%  1.22%   3.37%    3.71%
 MSCI EAFE Index (reflects no deductions for
  fees, expenses or taxes)                     -21.44%  0.89%   4.46%    4.95%

     *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES                                                  Primary A
     (Fees paid directly from your investment)                          Shares
     Maximum sales charge (load) imposed on purchases                    none
     Maximum deferred sales charge (load)                                none
     Redemption fee (as a percentage of total redemption proceeds)/1 /   2.00%

     ANNUAL FUND OPERATING EXPENSES/2 /
     (Expenses that are deducted from the Fund's assets)/3 /
     Management fees                                                     0.80%
     Other expenses                                                      0.36%
                                                                         ----
                                                                         1.16%
     Total annual Fund operating expenses                                ====

     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment--Buying, selling and exchanging shares--Redemption fees for details.
     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
     /3/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $118   $368    $638    $1,409

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND JAMES
      GENDELMAN ON PAGE 172.

[Graphic]
     WHAT IS AN INTERNATIONAL FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.


NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico International Opportunities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

      [CHART]

       2001
     --------
     (14.51)%

          *Year-to-date return as of June 30, 2002:  6.12%
     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                                         17.11%
     Worst: 3rd quarter 2001:                                       -18.18%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.






     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                    Life of
                                            1 year   Fund*
Primary A Shares Returns Before Taxes       -14.51% -14.47%
Primary A Shares Returns After Taxes on
 Distributions                              -14.51% -14.47%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares       -8.84% -11.50%
MSCI EAFE Index (reflects no deductions for
 fees, expenses or taxes)                   -21.44% -19.64%

  *Theinception date of Primary A Shares is August 1, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                 Primary A
(Fees paid directly from your investment)                         Shares
Maximum sales charge (load) imposed on purchases                   none
Maximum deferred sales charge (load)                               none
Redemption fee (as a percentage of total redemption proceeds)/1/    2.00%

ANNUAL FUND OPERATING EXPENSES/2/
(Expenses that are deducted from the Fund's assets)/3/
Management fees                                                    0.80%
Other expenses                                                     3.20%
                                                                   ----
Total annual Fund operating expenses                               4.00%
Fee waivers and/or reimbursements                                 (2.50)%
                                                                   ----
                                                                   1.50%
Total net expenses/4/                                              ====

     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment - Buying, selling and exchanging shares - Redemption fees for details.

     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /3/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     /4/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $153   $989   $1,842   $4,051

[Graphic]
     ABOUT THE SUB-ADVISER

     GARTMORE IS THIS FUND'S SUB-ADVISER. CHRISTOPHER PALMER, CFA, A SENIOR INVESTMENT MANAGER ON THE GARTMORE EMERGING MARKETS TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      GARTMORE ON PAGE 176.

[Graphic]
     WHAT'S AN EMERGING MARKET?

     THIS FUND CONSIDERS A COUNTRY TO BE AN EMERGING MARKET IF:

         .THE INTERNATIONAL FINANCE CORPORATION HAS DEFINED IT AS AN EMERGING
          MARKET,

         .IT HAS A LOW-TO-MIDDLE INCOME ECONOMY ACCORDING TO THE WORLD BANK, OR

         .IT'S LISTED AS DEVELOPING IN WORLD BANK PUBLICATIONS.

     THERE ARE OVER 25 COUNTRIES THAT CURRENTLY QUALIFY AS EMERGING MARKETS, INCLUDING ARGENTINA, BRAZIL, CHILE, CHINA, THE CZECH REPUBLIC, COLOMBIA, ECUADOR, GREECE, HONG KONG, INDONESIA, INDIA, MALAYSIA, MEXICO, THE PHILIPPINES, POLAND, PORTUGAL, PERU, RUSSIA, SINGAPORE, SOUTH AFRICA, THAILAND, TAIWAN AND TURKEY.



NATIONS EMERGING MARKETS FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  .uses fundamental research to select stocks, looking at earnings growth, financial resources, marketability, and other factors

  .visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  .regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

The portfolio manager may sell a security when its price reaches a target set by the portfolio manager, if there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Emerging Markets Fund has the following risks:

      .Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

      .Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.






[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                     [CHART]

     1996     1997     1998     1999     2000      2001
     -----  -------  --------  ------  --------  -------
     8.73%  (2.99)%  (25.58)%  96.74%  (35.11)%  (3.85)%


          *Year-to-date return as of June 30, 2002:  3.00%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1999:   48.13%
                        Worst: 3rd quarter 2001: -28.48%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                Life of
                                                 1 year 5 years  Fund*
        Primary A Shares Returns Before Taxes    -3.85%  -2.39%  -0.90%
        Primary A Shares Returns After Taxes on
         Distributions                           -3.87%  -2.51%  -1.08%
        Primary A Shares Returns After Taxes on
         Distributions and Sale of Fund Shares   -2.34%  -1.93%  -0.78%
        S&P/IFC Investables Index (reflects no
         deductions for fees, expenses or taxes)  1.51%  -4.69%  -2.44%

     *The inception date of Primary A Shares is June 30, 1995. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                                                 Primary A
   (Fees paid directly from your investment)                         Shares
          Maximum sales charge (load) imposed on purchases            none
          Maximum deferred sales charge (load)                        none
   Redemption fee (as a percentage of total redemption proceeds)/1/   2.00%

   ANNUAL FUND OPERATING EXPENSES/2/
   (Expenses that are deducted from the Fund's assets)
          Management fees                                             1.00%
          Other expenses                                              1.04%
                                                                      ----
                                                                      2.04%
          Total annual Fund operating expenses/3/                     ====

     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /3/ The Fund's investment adviser and/or some of its other service providers have voluntarily agreed to limit total annual operating expenses to 1.90%, as a percentage of the average daily net assets of the Fund. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $207   $640   $1,098   $2,369

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.


NATIONS LARGECAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LargeCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                   [CHART]

     1994    1995    1996    1997    1998    1999     2000      2001
     -----  ------  ------  ------  ------  ------  -------   --------
     0.99%  37.02%  22.63%  32.70%  28.39%  20.66%  (9.37)%   (12.20)%

          *Year-to-date return as of June 30, 2002:   -13.31%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:   21.13%
Worst: 3rd quarter 2001: -14.75%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                              1 year  5 years  Fund*
          Primary A Shares Returns Before
           Taxes                              -12.20% 10.34%  13.64%
          Primary A Shares Returns After
           Taxes on Distributions             -12.56%  9.37%  12.51%
          Primary A Shares Returns After
           Taxes on Distributions and Sale
           of Fund Shares                      -7.43%  8.16%  11.07%
          S&P 500 (reflects no deductions
           for fees, expenses or taxes)       -11.88% 10.70%  13.98%

* The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.28%
                                                      ----
 Total annual Fund operating expenses                 0.68%
 Fee waivers and/or reimbursements                   (0.33)%
                                                      ----
                                                      0.35%
 Total net expenses/2/                                ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $36    $184    $346     $815

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.



NATIONS MIDCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.



[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]


      2001
     ------
     (0.92)%

          *Year-to-date return as of June 30, 2002:  -3.53%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:              17.96%
Worst: 3rd quarter 2001:            -16.69%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                            1 year  Fund*
      Primary A Shares Returns Before Taxes                 -0.92%  1.73%
      Primary A Shares Returns After Taxes on Distributions -2.31% -0.60%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares                 0.59%  0.93%
      S&P MidCap 400 (reflects no deductions for fees,
       expenses or taxes)                                   -0.62%  2.06%

  *Theinception date of Primary A Shares is March 31, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                  Primary A
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.40%
Other expenses                                                      0.32%
                                                                    -----
Total annual Fund operating expenses                                0.72%
Fee waivers and/or reimbursements                                  (0.37)%
                                                                   -------
Total net expenses/2/                                               0.35%
                                                                    =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $36    $193    $364     $860

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.



NATIONS SMALLCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                      [CHART]

      1997    1998    1999   2000    2001
     -----  -------   -----  -----   -----
     27.97% (1.65)%   5.47%  9.47%   6.06%

          *Year-to-date return as of June 30, 2002:  -0.39%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:  20.60%
Worst: 3rd quarter 1998: -20.83%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                    1 year 5 years  Fund*
      Primary A Shares Returns Before Taxes         6.06%   9.04%   9.31%
      Primary A Shares Returns After Taxes on
       Distributions                                5.36%   8.45%   8.73%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares        4.13%   7.18%   7.43%
      S&P SmallCap 600 (reflects no deductions for
       fees, expenses or taxes)                     6.51%  10.65%  11.63%

  *Theinception date of Primary A Shares is October 15, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.40%
          Other expenses                                       0.36%
                                                               ----
          Total annual Fund operating expenses                 0.76%
          Fee waivers and/or reimbursements                   (0.36)%
                                                               ----
                                                               0.40%
          Total net expenses/2/                                ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $41    $207    $387     $909

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.



[Graphic]
     WHAT IS A MANAGED INDEX FUND?

     A MANAGED INDEX FUND IS DESIGNED TO DELIVER THE
     INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

     WITH A MANAGED INDEX FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500.

     THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.


NATIONS MANAGED INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  .may offset capital gains by selling securities to realize a capital loss.
   This may reduce capital gains distributions

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Managed Index Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.







[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1997    1998    1999     2000      2001
     ------  ------  ------  --------  --------
     33.46%  26.64%  17.70%  (10.86)%   (9.33)%



          *Year-to-date return as of June 30, 2002:  -12.74%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  20.98%
Worst: 3rd quarter 2001: -14.35%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                  Life of
                                                  1 year  5 years  Fund*
      Primary A Shares Returns Before Taxes        -9.33%  9.96%  12.37%
      Primary A Shares Returns After Taxes on
       Distributions                              -11.05%  8.43%  10.86%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares       -4.11%  8.07%  10.13%
      S&P 500 (reflects no deductions for fees,
       expenses or taxes)                         -11.88% 10.70%  13.04%

* The inception date of Primary A Shares is July 31, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
         Maximum sales charge (load) imposed on purchases      none
         Maximum deferred sales charge (load)                  none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
         Management fees                                       0.40%
         Other expenses                                        0.35%
                                                              -----
         Total annual Fund operating expenses                  0.75%
         Fee waivers and/or reimbursements                    (0.25)%
                                                              -------
                                                               0.50%
         Total net expenses/2/                                =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $51    $215    $392     $907

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     CORPORATE FIXED-INCOME SECURITIES?

     THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS SHORT-TERM INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with minimal fluctuations of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  .corporate debt securities, including bonds, notes and debentures

  .mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities

  .U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Term Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.





      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1993    1994     1995   1996   1997   1998   1999   2000   2001
     -----  -------  ------  -----  -----  -----  -----  -----  -----
     7.55%  (0.27)%  11.27%  4.89%  6.03%  6.30%  3.22%  7.17%  8.62%


          *Year-to-date return as of June 30, 2002:  2.14%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  3.49%
Worst: 1st quarter 1994: -0.94%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                              1 year 5 years  Fund*
Primary A Shares Returns Before Taxes          8.62%  6.25%   5.81%
Primary A Shares Returns After Taxes on
 Distributions                                 6.40%  3.88%   3.47%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares         5.21%  3.81%   3.46%
Merrill Lynch 1-3 Treasury Index (reflects no
 deductions for fees, expenses or taxes)       8.30%  6.59%   5.92%

     *The inception date of Primary A Shares is September 30, 1992. The return
     for the   index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                             Primary A
(Fees paid directly from your investment)                     Shares
Maximum sales charge (load) imposed on purchases               none
Maximum deferred sales charge (load)                           none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                0.30%
Other expenses                                                 0.32%
                                                              -----
Total annual Fund operating expenses                           0.62%
Fee waivers                                                   (0.10)%
                                                              -------
                                                               0.52%
Total net expenses/2/                                         =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $53    $188    $336     $765

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     U.S. GOVERNMENT SECURITIES

     THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with modest fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Intermediate Government Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992       1993        1994         1995       1996       1997       1998       1999       2000       2001
     -----      -----      -------      ------      -----      -----      -----      -----      -----      -----
     5.78%      8.02%      (2.41)%      12.44%      3.19%      7.25%      6.60%      0.43%      9.56%      7.61%

          *Year-to-date return as of June 30, 2002:  4.12%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2001:   4.68%
Worst: 1st quarter 1994: -1.74%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                      1 year 5 years 10 years  Fund*
Primary A Shares Returns Before Taxes  7.61%  6.24%    5.76%   6.43%
Primary A Shares Returns After Taxes
 on Distributions                      5.56%  3.99%    3.46%   4.11%
Primary A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                                4.60%  3.87%    3.47%   4.03%
Lehman Intermediate Government Bond
 Index (reflects no deductions for
 fees, expenses or taxes)              8.42%  7.06%    6.65%   7.22%

     *The inception date of Primary A Shares is August 1, 1991. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                             Primary A
(Fees paid directly from your investment)                     Shares
Maximum sales charge (load) imposed on purchases               none
Maximum deferred sales charge (load)                           none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                0.30%
Other expenses                                                 0.32%
                                                               ----

                                                               0.62%
Total annual Fund operating expenses                           ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $63    $199    $346     $774

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     MORTGAGE-BACKED SECURITIES

     THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.


NATIONS GOVERNMENT SECURITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, this Fund will invest at least 80% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  .mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities or municipal securities

  .corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information
      AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Securities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992       1993        1994         1995       1996       1997       1998        1999     2000      2001
     -----      -----     -------       ------      -----      -----      -----      -------   ------   -----
     5.41%      7.67%      (5.11)%      15.28%      2.53%      8.55%      8.43%      (2.95)%   12.13%    6.68%


          *Year-to-date return as of June 30, 2002:  4.09%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2001:  5.08%
Worst: 1st quarter 1994: -3.01%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      Life of
                              1 year 5 years 10 years  Fund*
Primary A Shares Returns
 Before Taxes                 6.68%   6.44%    5.69%   6.40%
Primary A Shares Returns
 After Taxes on Distributions 4.60%   4.06%    3.24%   3.93%
Primary A Shares Returns
 After Taxes on Distributions
 and Sale of Fund Shares      4.04%   3.96%    3.32%   3.93%
Lehman Government Bond
 Index (reflects no
 deductions for fees,
 expenses or taxes)           7.23%   7.40%    7.14%   7.83%

* The inception date of Primary A Shares is April 11, 1991. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                  Primary A
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.50%
Other expenses                                                      0.38%
                                                                    ----
Total annual Fund operating expenses                                0.88%
Fee waivers                                                        (0.15)%
                                                                    ----

                                                                    0.73%
Total net expenses/2/                                               ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $75    $266    $473    $1,071

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BACAP IS ITS SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     INTERMEDIATE-TERM SECURITIES

     THE TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE SENSITIVE TO CHANGES IN INTEREST RATES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS INTERMEDIATE BOND FUND


[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to obtain interest income and capital appreciation.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Master
   Portfolio's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Intermediate Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Master Portfolio may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [CHART]

     2000     2001
     -----   ------
     8.18%    8.41%

          *Year-to-date return as of June 30, 2002:  2.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2001:  4.12%
Worst: 2nd quarter 2001: 0.10%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                        1 year  Fund*
Primary A Shares Returns Before Taxes                   8.41%   6.45%
Primary A Shares Returns After Taxes on Distributions   6.09%   3.93%
Primary A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                                5.08%   3.88%
Lehman Intermediate Government Credit Index (reflects
 no deductions for fees, expenses or taxes)             8.96%   7.74%

     *The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Primary A
(Fees paid directly from your investment)               Shares
  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.40%
  Other expenses                                         0.46%
                                                        -----

                                                         0.86%
  Total annual Fund operating expenses                  -----
  Fee waivers and/or reimbursements                     (0.05)%
                                                        -------

                                                          0.81%
  Total net expenses/3/                                 =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

   /3/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year 3 years 5 years 10 years
Primary A Shares                     $83    $269    $472    $1,056

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.


[Graphic]
     MORE INVESTMENT OPPORTUNITIES

     THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES.
     THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.


NATIONS BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks total return by investing in investment grade fixed income securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  .corporate debt securities, including bonds, notes and debentures

  .U.S. government obligations

  .foreign debt securities denominated in U.S. dollars

  .mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities

  .municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                          [CHART]

         1993   1994    1995   1996   1997   1998   1999    2000   2001
        ------ ------- ------ ------ ------ ------ ------- ------ ------
        10.78% (3.32)% 17.28%  2.12%  8.48%  7.16% (1.24)% 10.10% 7.87%

          *Year-to-date return as of June 30, 2002:  2.18%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 2nd quarter 1995:  5.95%
                        Worst: 1st quarter 1994: -2.81%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                               Life of
                                1 year 5 years  Fund*
Primary A Shares Returns Before
 Taxes                          7.87%   6.40%   6.46%
Primary A Shares Returns After
 Taxes on Distributions         5.40%   3.83%   3.82%
Primary A Shares Returns After
 Taxes on Distributions and
 Sale of Fund Shares            4.75%   3.84%   3.85%
Lehman Aggregate Bond Index
 (reflects no deductions for
 fees, expenses or taxes)       8.44%   7.43%   7.27%

     *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDERS FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.28%
                                                      ----

                                                      0.68%
 Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $69    $218    $379     $847

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     MULTI-SECTOR APPROACH

     THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.


NATIONS STRATEGIC INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[Graphic]

     PRINCIPAL  INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  .corporate debt securities

  .U.S. government obligations

  .foreign debt securities denominated in U.S. dollars or foreign currencies

  .mortgage-related securities issued by governments and non-government issuers

  .asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" or better by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may also invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations and U.S.
   corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Strategic Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

        1993          1994       1995      1996       1997       1998       1999       2000      2001
       ------       -------     ------     -----      -----      -----     -------    -----     -----
       15.68%       (2.52)%     20.91%     2.46%      8.59%      7.53%     (2.59)%    8.03%     6.66%

          *Year-to-date return as of June 30, 2002:  0.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:   7.48%
Worst: 1st quarter 1996: -3.18%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Aggregate Bond Index, and unmanaged index made up of Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices and not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                Life of
                                                 1 year 5 years  Fund*
        Primary A Shares Returns Before Taxes    6.66%   5.56%   7.08%
        Primary A Shares Returns After Taxes on
         Distributions                           4.05%   2.83%   4.14%
        Primary A Shares Returns After Taxes on
         Distributions and Sale of Fund Shares   4.03%   3.08%   4.22%
        Lehman Aggregate Bond Index (reflects no
         deductions for fees, expenses or taxes) 8.44%   7.43%   7.27%

     *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                  Primary A
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.50%
Other expenses                                                      0.41%
                                                                    ----
Total annual Fund operating expenses                                0.91%
Fee waivers                                                        (0.10)%
                                                                    ----

                                                                    0.81%
Total net expenses/2/                                               ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $83    $280    $494    $1,110

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MACKAY SHIELDS AND
      ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON
      PAGE 177.

[Graphic]
     HIGH YIELD DEBT SECURITIES

     THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF debt securities WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.


NATIONS HIGH YIELD BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investors Service, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.





[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Master
       Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including wholding taxes, may also apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Funds are managed.

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS THE DECEMBER 31, EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and how would be lower if they did.

                                         [CHART]

     2001
     -----
     8.75%

          *Year-to-date return as of June 30, 2002:  -0.78%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:   7.50%
Worst: 3rd quarter 2001: -3.79%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB Global High Yield Index, and unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                        1 year  Fund*
Primary A Shares Returns Before Taxes                   8.75%   3.83%
Primary A Shares Returns After Taxes on Distributions   4.28%  -0.43%
Primary A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                                5.25%   0.94%
CSFB Global High Yield Index (reflects no deductions
 for fees, expenses or taxes)                           6.76%   0.36%

* The inception dates of Primary A Shares is February 14, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                       Primary A
        (Fees paid directly from your investment)               Shares
          Maximum sales charge (load) imposed on purchases       none
          Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)/2/
          Management fees                                        0.55%
          Other expenses                                         0.45%
                                                                 ----
          Total annual Fund operating expenses                   1.00%
          Fee waivers and/or reimbursements                     (0.07)%
                                                                 ----

                                                                 0.93%
          Total net expenses/3/                                  ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     /3/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                    1 year 3 years 5 years 10 years
Primary A Shares                     $95    $311    $546    $1,218

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     LOWEST RISK, LOWEST
     INCOME POTENTIAL

     THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF LESS THAN THREE YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THIS MEANS THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.


NATIONS SHORT-TERM MUNICIPAL INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Term Municipal Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1994   1995   1996   1997   1998   1999   2000    2001
      -----  -----  -----  -----  -----  -----  -----   -----
      0.46%  8.26%  4.18%  4.73%  4.74%  2.43%  5.74%   5.27%




          *Year-to-date return as of June 30, 2002:  2.31%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   2.90%
Worst: 1st quarter 1994: -0.91%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman 3-Year Municipal Bond Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                    1 year 5 years  Fund*
      Primary A Shares Returns Before Taxes         5.27%   4.57%   4.46%
      Primary A Shares Returns After Taxes on
       Distributions                                5.27%   4.57%   4.46%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares        4.80%   4.51%   4.42%
      Lehman 3-Year Municipal Bond Index (reflects
       no deductions for fees, expenses or taxes)   6.59%   5.08%   4.90%
      Blended Lehman 1-Year Municipal Bond and
       Lehman 3-Year Municipal Bond Indices
       (reflect no deductions for fees, expenses
       or taxes)                                    6.17%   4.88%   4.99%

     *The inception date of Primary A Shares is October 7, 1993. The return for the indices shown are from that date.

[Graphic].
     THERE ARE TWO KINDS OF FEES - SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                                  Primary A
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.30%
Other expenses                                                      0.33%
                                                                    ----
Total annual Fund operating expenses                                0.63%
Fee waivers and/or reimbursements                                  (0.23)%
                                                                    ----

                                                                    0.40%
Total net expenses/2/                                               ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                              1 year 3 years 5 years 10 years
PRIMARY A SHARES                               $41    $179    $328     $764

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 171.

[Graphic]
     MODERATE RISK, MODERATE
     INCOME POTENTIAL

     THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF BETWEEN THREE AND SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S SHARE PRICE WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

     ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN LESS INCOME.


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.




..Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                            [CHART]

      1994     1995    1996   1997   1998    1999   2000    2001
     -------  ------  -----  -----  -----  -------  -----   -----
     (4.54)%  14.76%  4.04%  7.36%  5.45%  (1.25)%  8.16%   4.83%

          *Year-to-date return as of June 30, 2002:  3.91%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:  6.00%
Worst: 1st quarter 1994: -4.02%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2002, the Fund compared its performance to the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturity of seven to eight years. The Fund changed the index to which it compares its performance because the Lehman Quality Intermediate Municipal Index is considered to be a more appropriate comparison. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                  Life of
                                   1 year 5 years  Fund*
Primary A Shares Returns Before
 Taxes                             4.83%   4.86%   5.00%
Primary A Shares Returns After
 Taxes on Distributions            4.83%   4.80%   4.95%
Primary A Shares Returns After
 Taxes on Distributions and Sale
 of Fund Shares                    4.81%   4.83%   4.95%
Lehman Quality Intermediate
 Municipal Index (reflects no
 deductions for fees, expenses
 or taxes)                         5.52%   5.52%   5.47%
Lehman 7-Year Municipal Bond
 Index (reflects no deductions for
 fees, expenses or taxes)          5.20%   5.57%   5.60%

     *The inception date of Primary A Shares is July 30, 1993. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IA AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                             Primary A
(Fees paid directly from your investment)                     Shares
Maximum sales charge (load) imposed on purchases               none
Maximum deferred sales charge (load)                           none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                0.40%
Other expenses                                                 0.28%
                                                               ----
Total annual Fund operating expenses                           0.68%
Fee waivers and/or reimbursements                             (0.18)%
                                                               ----

                                                               0.50%
Total net expenses/2/                                          ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
       .your investment has a 5% return each year
       .the Fund's operating expenses remain the same as shown in the table above
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $51    $199    $361     $830

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

    [Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 171.

[Graphic]
     HIGHEST RISK, HIGHEST
     INCOME POTENTIAL

     THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF MORE THAN SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THIS MEANS THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.


NATIONS MUNICIPAL INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.




      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

  1992   1993     1994    1995   1996   1997   1998    1999     2000    2001
  ----- ------  -------  ------  -----  -----  -----  -------  ------  ------
  8.32% 13.51%  (7.44)%  19.51%  4.71%  9.56%  6.00%  (4.09)%  10.03%   3.90%

          *Year-to-date return as of June 30, 2002:  3.91%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:  8.01%
Worst: 1st quarter 1994: -6.61%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                Life of
                                        1 year 5 years 10 years  Fund*
Primary A Shares Returns Before Taxes   3.90%   4.95%   6.13%    6.61%
Primary A Shares Returns After Taxes on
 Distributions                          3.90%   4.91%   6.03%    6.51%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares  4.40%   4.99%   5.99%    6.42%
Lehman Municipal Bond Index (reflects
 no deductions for fees, expenses or
 taxes)                                 5.13%   5.98%   6.63%    7.04%

  *Theinception date of Primary A Shares is February 1, 1991. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                             Primary A
(Fees paid directly from your investment)                     Shares
Maximum sales charge (load) imposed on purchases               none
Maximum deferred sales charge (load)                           none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                0.50%
Other expenses                                                 0.29%
                                                              -----
Total annual Fund operating expenses                           0.79%
Fee waivers and/or reimbursements                             (0.19)%
                                                              -------
                                                               0.60%
Total net expenses/2/                                         =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 year 3 years 5 years 10 years
Primary A Shares                          $61    $233    $420     $960

[Graphic]

      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   EachFund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations SmallCap Value Master Portfolio is expected to be no more than 100%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pay BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                    Maximum  Actual fee
                                                    advisory  paid last
                                                      fee    fiscal year
Nations Convertible Securities Fund                  0.65%      0.65%
Nations Asset Allocation Fund                        0.65%      0.65%
Nations Classic Value Fund                           0.65%       N/A
Nations Value Fund                                   0.65%      0.65%
Nations LargeCap Value Fund                          0.65%       N/A
Nations MidCap Value Fund                            0.75%       N/A
Nations Strategic Growth Fund/1/                     0.65%      0.65%
Nations Marsico Growth Fund/1/                       0.75%      0.75%
Nations Capital Growth Fund                          0.65%      0.65%
Nations Marsico Focused Equities Fund/1/             0.75%      0.75%
Nations MidCap Growth Fund                           0.65%      0.65%
Nations Marsico 21st Century Fund/1/                 0.75%      0.75%
Nations SmallCap Value Fund/1/                       0.90%       N/A
Nations Small Company Fund                           0.90%      0.83%
Nations Financial Services Fund                      0.75%      0.00%
Nations Global Value Fund                            0.90%       N/A
Nations International Value Fund/1/                  0.90%      0.87%
Nations International Equity Fund/1/                 0.80%      0.80%
Nations Marsico International Opportunities Fund/1/  0.80%      0.00%
Nations Emerging Markets Fund                        1.00%      0.77%
Nations LargeCap Index Fund                          0.40%      0.07%
Nations MidCap Index Fund                            0.40%      0.03%
Nations SmallCap Index Fund                          0.40%      0.04%
Nations Managed Index Fund                           0.40%      0.15%
Nations Short-Term Income Fund                       0.30%      0.20%
Nations Short-Intermediate Government Fund           0.30%      0.30%
Nations Government Securities Fund                   0.50%      0.40%
Nations Intermediate Bond Fund/1/                    0.40%      0.32%
Nations Bond Fund                                    0.40%      0.40%
Nations Strategic Income Fund                        0.50%      0.40%
Nations High Yield Bond Fund/1/                      0.55%      0.48%
Nations Short-Term Municipal Income Fund             0.30%      0.09%
Nations Intermediate Municipal Bond Fund             0.40%      0.24%
Nations Municipal Income Fund                        0.50%      0.33%

/1/These Funds don't have their own investment adviser because they invest in Nations Strategic Growth Master Portfolio, Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations SmallCap Value Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
Nations Convertible Securities Fund        Income Strategies Team
Nations Asset Allocation Fund              Growth Strategies Team for the
                                           equity portion of the Fund
                                           Fixed Income Management Team
                                           for the fixed income and money
                                           market portions of the Fund
Nations Value Fund                         Value Strategies Team
Nations LargeCap Value Fund                Value Strategies Team
Nations MidCap Value Fund                  Value Strategies Team
Nations Strategic Growth Fund/1/           Growth Strategies Team
Nations Capital Growth Fund                Growth Strategies Team
Nations MidCap Growth Fund                 Growth Strategies Team
Nations Small Company Fund                 SmallCap Strategies Team
Nations Financial Services Fund            Growth Strategies Team
Nations LargeCap Index Fund                Quantitative Strategies Team
Nations MidCap Index Fund                  Quantitative Strategies Team
Nations SmallCap Value Fund/1/             Value Strategies Team
Nations SmallCap Index Fund                Quantitative Strategies Team
Nations Managed Index Fund                 Quantitative Strategies Team
Nations Short-Term Income Fund             Fixed Income Management Team
Nations Short-Intermediate Government Fund Fixed Income Management Team
Nations Government Securities Fund         Fixed Income Management Team
Nations Intermediate Bond Fund/1/          Fixed Income Management Team
Nations Bond Fund                          Fixed Income Management Team
Nations Strategic Income Fund              Fixed Income Management Team
Nations Short-Term Municipal Income Fund   Municipal Fixed Income
                                           Management Team
Nations Intermediate Municipal Bond Fund   Municipal Fixed Income
                                           Management Team
Nations Municipal Income Fund              Municipal Fixed Income
                                           Management Team

/1/ These Funds don't have their own investment sub-adviser because they invest in Nations Strategic Growth Master Portfolio, Nations SmallCap Value Master Portfolio and Nations Intermediate Bond Master Portfolio, respectively. BACAP is the investment sub-adviser to each Master Portfolio.

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     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202


MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico Growth Master Portfolio

  .Nations Marsico Focused Equities Master Portfolio

  .Nations Marsico 21st Century Master Portfolio

  .Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  .Nations International Equity Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

[Graphic]
     BRANDES INVESTMENT
     PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130


BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Classic Value Fund, Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.

PERFORMANCE OF OTHER ACCOUNTS MANAGED BY BRANDES
Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

                                         Brandes
                                    U.S. Value Equity  Russell 1000
                                      Composite (%)   Value Index (%)
          one year                        21.49%            4.39%
          three years                     14.09%            3.63%
          five years                      13.17%           11.46%
          since inception (6/30/91)       15.60%           14.46%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                               Brandes
                          U.S. Value Equity  Russell 1000
                            Composite (%)   Value Index (%)
                     2001       16.09%           (5.59)%
                     2000       34.46%            7.02%
                     1999      (12.45)%           7.35%
                     1998        1.69%           15.63%
                     1997       32.99%           35.18%
                     1996       29.47%           21.64%
                     1995       20.98%           38.36%
                     1994       (3.54)%          (1.98)%
                     1993       24.00%           18.07%
                     1992       23.40%           13.58%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BRANDES. IT DOES NOT INDICATE HOW THE FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. THE PERFORMANCE REFLECTED IN THE COMPOSITE HAS BEEN CALCULATED IN COMPLIANCE WITH THE AIMR PERFORMANCE PRESENTATION STANDARDS WHICH DIFFER FROM THE METHOD USED BY THE SEC.

THE BRANDES COMPOSITE INCLUDES U.S. EQUITY ACCOUNTS MANAGED BY BRANDES. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF BRANDES.

The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

            Brandes Global Equity MSCI World
                Composite (%)     Index (%)
one year            5.49%          (4.23)%
three years        12.84%           (4.39)%
five years         15.25%            5.38%
ten years          16.62%            9.02%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

     Brandes Global Equity MSCI World
         Composite (%)     Index (%)
2001        (0.66)%        (16.82)%
2000        34.46%         (13.18)%
1999        20.92%          24.93%
1998        13.08%          24.34%
1997        28.14%          15.76%
1996        22.38%          13.48%
1995        20.81%          20.72%
1994        (2.34)%          (5.08)%
1993        39.71%          22.50%
1992        12.23%           (5.23)%
1991        37.07%          18.29%
1990       (11.79)%        (17.02)%
1989        13.04%          16.61%
1988        26.02%          23.29%
1987        (2.57)%         16.16%
1986        20.77%          41.89%
1985        35.55%          40.57%
1984         7.09%           4.72%
1983        39.91%          21.93%
1982        29.86%            9.71%
1981        13.56%           (4.78)%
1980        34.28%          25.67%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BRANDES. IT DOES NOT INDICATE HOW THE FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. THE PERFORMANCE REFLECTED IN THE COMPOSITE HAS BEEN CALCULATED IN COMPLIANCE WITH THE AIMR PERFORMANCE PRESENTATION STANDARDS WHICH DIFFER FROM THE METHOD USED BY THE SEC.

THE BRANDES COMPOSITE INCLUDES GLOBAL EQUITY ACCOUNTS MANAGED BY BRANDES. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF BRANDES.

[Graphic]
     GARTMORE GLOBAL PARTNERS

     GARTMORE HOUSE
     8 FENCHURCH PLACE
     LONDON EC3M 4PH, ENGLAND


[Graphic]
     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A.), INC.

     1360 PEACHTREE STREET, N.E.
     ATLANTA, GEORGIA 30309


GARTMORE GLOBAL PARTNERS
Gartmore Global Partners is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore Global Partners was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

Gartmore Global Partners is 100% owned by Gartmore Investment Management plc whose advisory affiliates are members of Gartmore Group. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing over $75 billion in assets. Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, United Kingdom, Sweden, Italy, Spain, Germany and Japan.

Gartmore Global Partners generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore Global Partners is the investment sub-adviser to Nations Emerging Markets Fund.

Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore Global Partners in 1995 and is a senior investment manager on the Gartmore Global Partners Emerging Markets Team. Before he joined Gartmore Global Partners, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

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     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019


PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust, which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                 CSFB
            MacKay Shields Global High Yield
            Composite (%)      Index (%)
one year        9.12%            5.78%
three years     5.45%            1.17%
five years      7.57%            3.24%
ten years       12.79%           7.83%

[Graphic]
     STEPHENS INC.

     111 CENTER STREET LITTLE ROCK, ARKANSAS 72201

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                       CSFB
                                  MacKay Shields Global High Yield
                                  Composite (%)      Index (%)
              2001                     9.1%            5.7%
              2000                    (3.4)%          (5.2)%
              1999                    10.7%            3.3%
              1998                     5.0%            0.6%
              1997                    15.9%           12.6%
              1996                    19.6%           12.4%
              1995                    21.2%           17.4%
              1994                     2.6%           (1.0)%
              1993                    23.1%           18.9%
              1992                    23.4%           16.7%
              1991 (since 7/1/91)     12.8%           12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS. FOR FURTHER INFORMATION REGARDING THE COMPOSITE PERFORMANCE, PLEASE SEE THE SAI.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

Stock Funds (also Nations High Yield Bond Fund) 0.23%
International/Global Stock Funds                0.22%
Index Funds                                     0.23%
Government & Corporate Bond Funds
(except Nations High Yield Bond Fund)           0.22%
Municipal Bond Funds                            0.22%

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers

    .institutional investors

    .charitable foundations

    .endowments

    .other Funds in Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

REDEMPTION FEES
The International/Global Stock Funds may assess, subject to exceptions described below, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Funds acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. You won't pay a redemption fee on the following transactions:

         .shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

         .distribution from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



         .the following retirement plan distributions:

          .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          .distributions from an IRA or Custodial Account under Section
           403(b)(7) of the tax code, following attainment of age 59 1/2

          .a tax-free return of an excess contribution to an IRA

          .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

         .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

         .shares sold under our right to liquidate a shareholder's account including instances where the aggregate net asset value of Primary A Shares held in the account is less than the minimum account size

         .shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary A Shares at net asset value per share.

         .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

         .The International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Funds, the International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                     Frequency of         Frequency of
                                                    declaration of         payment of
Fund                                             income distributions income distributions
Nations Convertible Securities Fund                   quarterly            quarterly
Nations Asset Allocation Fund                         quarterly            quarterly
Nations Classic Value Fund                            annually             annually
Nations Value Fund                                    quarterly            quarterly
Nations LargeCap Value Fund                           quarterly            quarterly
Nations MidCap Value Fund                             quarterly            quarterly
Nations Strategic Growth Fund                         annually             annually
Nations Marsico Growth Fund                           annually             annually
Nations Capital Growth Fund                           annually             annually
Nations Marsico Focused Equities Fund                 annually             annually
Nations MidCap Growth Fund                            annually             annually
Nations Marsico 21st Century Fund                     annually             annually
Nations SmallCap Value Fund                           annually              annually
Nations Small Company Fund                            annually             annually
Nations Financial Services Fund                       annually             annually
Nations Global Value Fund                             annually             annually
Nations International Value Fund                      annually             annually
Nations International Equity Fund                     annually             annually
Nations Marsico International Opportunities Fund      annually             annually
Nations Emerging Markets Fund                         annually             annually
Nations LargeCap Index Fund                           annually             annually
Nations MidCap Index Fund                             annually             annually
Nations SmallCap Index Fund                           annually             annually
Nations Managed Index Fund                            annually              monthly
Nations Short-Term Income Fund                          daily               monthly
Nations Short-Intermediate Government Fund              daily               monthly
Nations Government Securities Fund                      daily               monthly
Nations Intermediate Bond Fund                         monthly              monthly
Nations Bond Fund                                       daily               monthly
Nations Strategic Income Fund                           daily               monthly
Nations High Yield Bond Fund                           monthly              monthly
Nations Short-Term Municipal Income Fund                daily               monthly
Nations Intermediate Municipal Bond Fund                daily               monthly
Nations Municipal Income Fund                           daily               monthly

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

MUNICIPAL BOND FUNDS
Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state and local tax. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

FOREIGN TAXES
Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. You'll generally be required to:

  .include in your gross income your proportional amount of foreign income taxes paid by the fund

  .treat this amount as foreign income taxes you paid directly

  .either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations SmallCap Value Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and the year ended November 30, 1997 and the financial highlights of Nations Small Company Fund for the periods ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CONVERTIBLE SECURITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED  YEAR ENDED  PERIOD ENDED
PRIMARY A SHARES                              03/31/02#    03/31/01    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $16.05      $22.18      $18.15
Net investment income                            0.59        0.51        0.42
Net realized and unrealized gain/(loss) on
 investments                                      --        (2.00)       5.52
Net increase/(decrease) in net asset value
 from operations                                 0.59       (1.49)       5.94
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.56)      (0.60)      (0.50)
Distributions from net realized capital gains   (0.05)      (4.04)      (1.41)
Total dividends and distributions               (0.61)      (4.64)      (1.91)
Net asset value, end of period                  $16.03      $16.05      $22.18
Total return++                                   3.74%      (7.59)%     35.21%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $236,202     $75,627     $13,688
Ratio of operating expenses to average net
 assets                                       1.00%(a)(b) 0.99%(a)(b)  0.97%+(b)
Ratio of net investment income to average
netassets                                        3.78%       3.08%      2.21%+
Portfolio turnover rate                           50%         73%         65%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.00%(a)    1.00%(a)     0.98%+

                                 * Convertible Securities Fund Primary A Shares commenced operations on May 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED  PERIOD ENDED
PRIMARY A SHARES                                03/31/02#  03/31/01#    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $20.32     $24.35       $23.06
Net investment income                              0.44       0.57         0.49
Net realized and unrealized gain/(loss) on
 investments                                      (0.39)     (2.84)        1.93
Net increase/(decrease) in net asset value
 from operations                                   0.05      (2.27)        2.42
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.41)     (0.55)       (0.41)
Distributions from net realized capital gains     (0.03)     (1.21)       (0.72)
Total dividends and distributions                 (0.44)     (1.76)       (1.13)
Net asset value, end of period                    $19.93     $20.32       $24.35
Total return++                                    0.26%      (9.83)%      10.88%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $40,287     $12,847     $15,532
Ratio of operating expenses to average net
 assets                                          1.03%(a)  0.98%(a)(b) 0.95%+(a)(b)
Ratio of net investment income to average net
 assets                                           2.10%       2.45%       1.85%+
Portfolio turnover rate                            226%        88%         84%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 1.03%(a)   1.00%(a)    1.02%+(a)

                                 * Asset Allocation Fund Primary A Shares commenced operations on May 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CLASSIC VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         PERIOD ENDED
           PRIMARY A SHARES                               03/31/02*#
           OPERATING PERFORMANCE:
           Net asset value, beginning of period            $10.00
           Net investment income                            0.11
           Net realized and unrealized gain/(loss) on
            investments                                     2.10
           Net increase/(decrease) in net asset value
            from operations                                 2.21
           LESS DISTRIBUTIONS:
           Dividends from net investment income            (0.04)
           Distributions from net realized capital gains   (0.10)
           Total dividends and distributions               (0.14)
           Net asset value, end of period                  $12.07
           Total return++                                  22.21%
           ----------------------------------------------------------
           ----------------------------------------------------------
           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
            DATA:
           Net assets, end of period (in 000's)           $274,661
           Ratio of operating expenses to average net
            assets                                        1.04%+(a)
           Ratio of net investment income to
            average net assets                             1.06% +
           Portfolio turnover rate                           42%
           Ratio of operating expenses to average
            net assets without waivers and/or
            expense reimbursements                        1.04%+(a)

                                 * Classic Value Fund Primary A Shares
                                 commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS VALUE FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
PRIMARY A SHARES                              03/31/02#     03/31/01    03/31/00#    03/31/99#    03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year               $12.39       $16.24       $18.16       $19.92        $17.87
Net investment income                             0.12         0.17         0.11         0.13          0.20
Net realized and unrealized gain/(loss) on
 investments                                      0.58        (0.42)       (0.06)        0.64          5.98
Net increase/(decrease) in net asset value
 from operations                                  0.70        (0.25)        0.05         0.77          6.18
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.10)       (0.18)       (0.11)       (0.14)        (0.19)
Distributions from net realized capital gains    (1.03)       (3.42)       (1.86)       (2.39)        (3.94)
Total dividends and distributions                (1.13)       (3.60)       (1.97)       (2.53)        (4.13)
Net asset value, end of year                     $11.96       $12.39       $16.24       $18.16        $19.92
Total return++                                    5.64%       (1.97)%      (0.16)%       4.15%        38.53%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)              $513,206     $844,432    $1,290,572   $1,939,704    $2,248,460
Ratio of operating expenses to average net
 assets                                        0.95%(a)(b)  0.94%(a)(b)  0.93%(a)(b)  0.94%(a)(b)    0.95%(a)
Ratio of net investment income to average net
 assets                                           1.02%        1.28%        0.65%        0.76%        1.04%
Portfolio turnover rate                           135%         181%          95%          38%          79%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.95%(a)     0.94%(a)     0.93%(a)     0.94%(a)      0.95%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS LARGECAP VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD ENDED
            PRIMARY A SHARES                            03/31/02*#
            OPERATING PERFORMANCE:
            Net asset value, beginning of period         $10.00
            Net investment income                         0.08
            Net realized and unrealized gain/(loss) on
             investments                                  0.63
            Net increase/(decrease) in net asset value
             from operations                              0.71
            LESS DISTRIBUTIONS:
            Dividends from net investment income         (0.02)
            Net asset value, end of period               $10.69
            Total return++                                7.08%
            -------------------------------------------------------
            -------------------------------------------------------
            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
             DATA:
            Net assets, end of period (in 000's)         $17,822
            Ratio of operating expenses to average net
             assets                                     1.07%+(a)
            Ratio of net investment income to average
             net assets                                  0.88% +
            Portfolio turnover rate                        24%
            Ratio of operating expenses to average
             net assets without waivers and/or
             expense reimbursements                     6.31%+(a)

                                 * LargeCap Value Fund Primary A Shares
                                 commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD ENDED
            PRIMARY A SHARES                            03/31/02*#
            OPERATING PERFORMANCE:
            Net asset value, beginning of period         $10.00
            Net investment income                         0.06
            Net realized and unrealized gain/(loss) on
             investments                                  1.30
            Net increase/(decrease) in net asset value
             from operations                              1.36
            LESS DISTRIBUTIONS:
            Dividends from net investment income         (0.04)
            Net asset value, end of period               $11.32
            Total return++                               13.63%
            -------------------------------------------------------
            -------------------------------------------------------
            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
             DATA:
            Net assets, end of period (in 000's)         $98,888
            Ratio of operating expenses to average net
             assets                                     1.25%+(a)
            Ratio of net investment income to
             average net assets                          0.64% +
            Portfolio turnover rate                        19%
            Ratio of operating expenses to average
             net assets without waivers and/or
             expense reimbursements                     2.03%+(a)

                                 * MidCap Value Fund Primary A Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED     YEAR ENDED    YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                 03/31/02#       03/31/01     03/31/00#   03/31/99*#
OPERATING PERFORMANCE:
Net asset value, beginning of period               $12.47         $17.03        $13.86        $10.00
Net investment income/(loss)                        0.02          (0.01)        (0.02)        0.00##
Net realized and unrealized gain/(loss) on
 investments                                       (0.12)         (4.51)         3.39          3.87
Net increase/(decrease) in net asset value from
 operations                                        (0.10)         (4.52)         3.37          3.87
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.02)         (0.01)          --            --
Distributions from net realized capital gains        --           (0.03)        (0.20)        (0.01)
Total dividends and distributions                  (0.02)         (0.04)        (0.20)        (0.01)
Net asset value, end of period                     $12.35         $12.47        $17.03        $13.86
Total return++                                     (0.83)%       (26.62)%       24.63%        38.65%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $1,230,030     $1,182,028     $860,124      $266,823
Ratio of operating expenses to average net
 assets                                           0.94%(a)      0.94%(a)(b)     0.97%        1.07%+(a)
Ratio of net investment income/(loss) to
 average net assets                                 0.20%         (0.09)%      (0.10)%       (0.03)%+
Portfolio turnover rate                              71%            56%          23%            34%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.94%(a)       0.94%(a)       0.97%        1.07%+(a)

                                 * Strategic Growth Fund Primary A Shares commenced operations on October 2, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO GROWTH FUND                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $14.91      $21.61      $14.91     $12.03     $10.00
Net investment income/(loss)                    (0.06)      (0.01)      (0.07)     0.00##      0.01
Net realized and unrealized gain/(loss) on
 investments                                    (0.06)      (6.53)       6.81       2.89       2.02
Net increase/(decrease) in net asset value from
 operations                                     (0.12)      (6.54)       6.74       2.89       2.03
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     --        (0.16)      (0.04)     (0.01)       --
Net asset value, end of period                  $14.79      $14.91      $21.61     $14.91     $12.03
Total return++                                  (0.80)%    (30.42)%     45.33%     24.05%     20.30%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $58,752    $80,526     $113,028   $52,229     $2,517
Ratio of operating expenses to average
 net assets                                      1.14%      1.10%      1.23%(a)   1.25%(a)   1.09%+(a)
Ratio of net investment income/(loss) to
 average net assets                             (0.39)%    (0.03)%     (0.37)%     0.05%      0.38%+
Portfolio turnover rate                           --          --        55%(b)      150%        22%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.14%      1.10%      1.23%(a)   1.25%(a)   1.97%+(a)

                                 * Nations Marsico Growth Fund Primary A Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS CAPITAL GROWTH FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02#      03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                   $8.30      $14.59      $12.05      $13.30     $11.70
Net investment income/(loss)                        (0.01)      (0.03)      (0.05)      0.00##      0.02
Net realized and unrealized gain/(loss) on
 investments                                        (0.22)      (3.90)       3.47        1.59       5.27
Net increase/(decrease) in net asset value from
 operations                                         (0.23)      (3.93)       3.42        1.59       5.29
LESS DISTRIBUTIONS:
Dividends from net investment income                  --          --          --          --       (0.01)
Distributions from net realized capital gains       (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Total dividends and distributions                   (0.26)      (2.36)      (0.88)      (2.84)     (3.69)
Net asset value, end of year                         $7.81       $8.30      $14.59      $12.05     $13.30
Total return++                                      (3.31)%    (30.69)%     29.90%      14.99%     53.89%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                 $302,843    $531,657    $816,371    $737,620   $872,150
Ratio of operating expenses to average net
 assets                                           0.97%(a)(b) 0.95%(a)(b) 0.96%(a)(b)  0.96%(a)  0.95%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                                 (0.12)%     (0.28)%     (0.38)%    (0.04)%      0.13%
Portfolio turnover rate                               65%         96%         39%        39%        113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.97%(a)    0.95%(a)    0.96%(a)    0.96%(a)   0.95%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FUND
                                                YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
PRIMARY A SHARES                                03/31/02#    03/31/01    03/31/00#     03/31/99#     03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $   15.37   $   22.59   $   16.69     $   12.13       $ 10.00
Net investment income/(loss)                      (0.05)      (0.01)       (0.01)        (0.01)          (0.01)
Net realized and unrealized gain/(loss) on
 investments                                       0.55       (7.13)        6.14          4.58            2.14
Net increase/(decrease) in net asset value from
 operations                                        0.50       (7.14)        6.13          4.57            2.13
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --        (0.08)       (0.23)        (0.01)            --
Net asset value, end of period                    $15.87      $15.37       $22.59        $16.69          $12.13
Total return++                                     3.25%     (31.67)%      37.13%        37.73%          21.30%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $346,435    $354,798     $326,745      $105,458         $8,808
Ratio of operating expenses to average net
 assets                                            1.11%       1.09%      1.16%(a)      1.06%(a)       1.52%+(a)
Ratio of net investment income/(loss) to
 average net assets                               (0.33)%     (0.05)%      (0.35)%        0.05%         (0.30)%+
Portfolio turnover rate                             --          --         53%(b)         177%            25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.11%       1.09%      1.16%(a)      1.06%(a)       1.52%+(a)

                                 * Nations Marsico Focused Equities Fund
                                 Primary A Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
PRIMARY A SHARES                                  03/31/02#     03/31/01      03/31/00#      03/31/99#    03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $14.63        $22.41        $13.31         $16.56        $12.86
Net investment income/(loss)                        (0.05)        (0.03)        (0.07)         (0.04)        (0.06)
Net realized and unrealized gain/(loss) on
 investments                                        (1.37)        (4.02)         9.81          (0.94)         5.55
Net increase/(decrease) in net asset value from
 operations                                         (1.42)        (4.05)         9.74          (0.98)         5.49
LESS DISTRIBUTIONS:
Distributions from net realized capital gains         --          (3.73)        (0.64)         (2.27)        (1.79)
Net asset value, end of year                        $13.21        $14.63        $22.41         $13.31        $16.56
Total return++                                     (9.71)%       (20.67)%       75.34%        (7.21)%        45.09%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                 $547,514      $388,152      $281,951       $177,861      $318,584
Ratio of operating expenses to average net
 assets                                          0.97%(a)(b)     0.98%(a)    1.00%(a)(b)    0.98%(a)(b)     0.98%(a)
Ratio of operating expenses to average net
 assets including interest expense                    --            --            --             --           0.99%
Ratio of net investment income/(loss) to
 average net assets                                (0.39)%        (0.27)%      (0.45)%        (0.29)%        (0.42)%
Portfolio turnover rate                              39%            39%          46%            43%            76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.97%(a)      0.98%(a)      1.00%(a)       0.98%(a)      0.98%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $6.99        $10.00
Net investment income/(loss)                      (0.05)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                       0.16        (2.98)
Net increase/(decrease) in net asset value from
 operations                                        0.11        (3.01)
Net asset value, end of period                    $7.10        $6.99
Total return++                                    1.57%       (30.10)%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)              $3,356       $5,686
Ratio of operating expenses to average net
 assets                                          1.37%(a)      1.35%+
Ratio of net investment income/(loss) to
 average net assets                              (0.72)%      (0.41)%+
Portfolio turnover rate                            419%         426%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.37%(a)      1.35%+

                                 * Nations Marsico 21st Century Fund Primary A Shares commenced operations on April 10, 2000. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED PERIOD ENDED PERIOD ENDED
 PRIMARY A SHARES*                                03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period                $13.69      $22.66      $11.50      $15.79     $12.07        $10.65
Net investment income/(loss)                        (0.07)      (0.10)      (0.10)      (0.05)      0.01          0.04
Net realized and unrealized gain/(loss) on
 investments                                         1.45       (6.67)       11.29      (3.11)      4.43          1.47
Net increase/(decrease) in net asset value from
 operations                                          1.38       (6.77)       11.19      (3.16)      4.44          1.51
LESS DISTRIBUTIONS:
Dividends from net investment income                  --          --          --          --       (0.01)        (0.04)
Distributions from net realized capital gains         --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Total dividends and distributions                     --        (2.20)      (0.03)      (1.13)     (0.72)        (0.09)
Net asset value, end of period                      $15.07      $13.69      $22.66      $11.50     $15.79        $12.07
Total return ++                                     10.08%     (31.86)%     97.46%     (21.05)%    37.27%        14.21%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $572,820    $477,246    $647,825    $327,981   $235,427      $109,450
Ratio of operating expenses to average net assets 1.15%(a)(b) 1.15%(a)(b) 1.13%(a)(b)  0.95%(a)   0.95%+(a)      0.98%+
Ratio of net investment income/(loss) to average
 net assets                                         (0.48)%     (0.52)%     (0.65)%    (0.42)%     0.05%+        0.54%+
Portfolio turnover rate                               35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements     1.21%(a)    1.20%(a)    1.22%(a)    1.22%(a)   1.26%+(a)      1.41%+

                                 * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Small Company Fund as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FINANCIAL SERVICES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       YEAR ENDED
 PRIMARY A SHARES                                                      03/31/02#
OPERATING PERFORMANCE:
Net asset value, beginning of year                                       $10.00
Net investment income                                                     0.01
Net realized and unrealized gain/(loss) on investments                    0.36
Net increase/(decrease) in net asset value from operations                0.37
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (0.01)
Net asset value, end of year                                             $10.36
Total return ++                                                          3.71%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                       $5,333
Ratio of operating expenses to average net assets                       1.31%(a)
Ratio of net investment income to average net assets                     0.10%
Portfolio turnover rate                                                   89%
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          3.78%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
          PRIMARY A SHARES                                  03/31/02*#
         OPERATING PERFORMANCE:
         Net asset value, beginning of period                $10.00
         Net investment income                                0.06
         Net realized and unrealized gain/(loss) on
          investments                                         0.47
         Net increase/(decrease) in net asset value
          from operations                                     0.53
         LESS DISTRIBUTIONS:
         Dividends from net investment income                (0.01)
         Distributions from net realized capital gains       (0.02)
         Total dividends and distributions                   (0.03)
         Net asset value, end of period                      $10.50
         Total return++                                       5.24%
         --------------------------------------------------------------
         --------------------------------------------------------------
         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
         Net assets, end of period (in 000's)                $49,246
         Ratio of operating expenses to average
          net assets                                        1.40%+(a)
         Ratio of net investment income to
          average net assets                                 0.66%+
         Portfolio turnover rate                               19%
         Ratio of operating expenses to average net assets
          without waivers and/or expense
          reimbursements                                    1.63%+(a)

                                 * Global Value Fund Primary A Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED
 PRIMARY A SHARES*          03/31/02#   03/31/01  03/31/00#   03/31/99#     05/15/98    11/30/97
OPERATING PERFORMANCE:
Net asset value, beginning
 of period                    $17.30     $18.78     $14.45      $15.53       $13.17     $11.29
Net investment income          0.22       0.32       0.37        0.16         0.09       0.09
Net realized and
 unrealized gain/(loss) on
 investments                  (0.29)     (0.39)      4.73        0.28         2.56       1.91
Net increase/(decrease) in
 net asset value from
 operations                   (0.07)     (0.07)      5.10        0.44         2.65       2.00
LESS DISTRIBUTIONS:
Dividends from net
 investment income            (0.20)     (0.21)     (0.28)      (0.18)         --       (0.10)
Distributions from net
 realized capital gains       (0.36)     (1.20)     (0.49)      (1.34)       (0.29)     (0.02)
Total dividends and
 distributions                (0.56)     (1.41)     (0.77)      (1.52)       (0.29)     (0.12)
Net asset value, end of
 period                       $16.67     $17.30     $18.78      $14.45       $15.53     $13.17
Total return++               (0.18)%    (0.50)%     36.03%      1.48%        20.54%     17.75%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's)                 $2,059,558 $1,163,899  $600,589    $142,546     $119,412    $54,277
Ratio of operating
 expenses to average
 net assets                   1.19%      1.13%     1.24%(a)     1.30%+       1.25%+      1.21%
Ratio of net investment
 income to average net
 assets                       1.36%      1.89%      2.11%       1.36%+       2.06%+      0.89%
Portfolio turnover rate         --         --       12%(b)       44%          88%         29%
Ratio of operating
 expenses to average
 net assets without
 waivers and/or expense
 reimbursements               1.23%      1.23%     1.34%(a)     1.39%+       1.26%+      1.21%

                                 * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional Shares, which were reorganized into the International Value Primary A Shares as of May 22, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                         YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                         03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year         $11.12     $16.74     $14.12     $14.81     $13.13
Net investment income                       0.09       0.12       0.10       0.11       0.11
Net realized and unrealized gain/(loss)
 on investments                            (0.72)     (4.47)      4.91       0.39       1.95
Net increase/(decrease) in net asset
 value from operations                     (0.63)     (4.35)      5.01       0.50       2.06
LESS DISTRIBUTIONS:
Dividends from net investment income        --##      (0.11)     (0.06)     (0.12)     (0.22)
Distributions from net realized capital
 gains                                       --       (1.16)     (2.33)     (1.07)     (0.16)
Total dividends and distributions           --##      (1.27)     (2.39)     (1.19)     (0.38)
Net asset value, end of year               $10.49     $11.12     $16.74     $14.12     $14.81
Total return++                            (5.65)%    (27.40)%    39.85%     3.68%      16.06%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)        $474,738   $724,572   $866,731   $743,861   $885,329
Ratio of operating expenses to average
 net assets                                1.16%      1.15%      1.14%      1.13%      1.14%
Ratio of net investment income to
 average net assets                        0.88%      0.89%      0.69%      0.79%      0.76%
Portfolio turnover rate                      --         --      129%(b)      146%       64%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    1.16%      1.16%      1.18%      1.13%      1.14%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $(0.01) per share.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO INTERNATIONAL
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
OPPORTUNITIES FUND

                                           YEAR ENDED  PERIOD ENDED
PRIMARY A SHARES                           03/31/02#    03/31/01*#
OPERATING PERFORMANCE:
Net asset value, beginning of period          $8.03       $10.00
Net investment income/(loss)                 (0.01)        --##
Net realized and unrealized gain/(loss) on
 investments                                  0.34        (1.97)
Net increase/(decrease) in net asset value
 from operations                              0.33        (1.97)
Net asset value, end of period                $8.36       $8.03
Total return++                                4.11%      (19.70)%
-------------------------------------------------------------------
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $2,700       $1,477
Ratio of operating expenses to average net
 assets                                    1.42%(a)(b)    1.47%+
Ratio of net investment income/(loss) to
 average net assets                          (0.08)%      0.12%+
Portfolio turnover rate                       307%         442%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             4.02%(a)      6.28%+

                                 * Nations Marsico International Opportunities Fund Primary A Shares commenced operations on August 1, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING MARKETS FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                    YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                    03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year    $8.92      $15.76     $8.14      $10.60    $11.41
Net investment income/(loss)          0.05       (0.05)    (0.05)       0.14      0.04
Net realized and unrealized
 gain/(loss) on investments           1.52       (6.76)     7.68       (2.53)    (0.76)
Net increase/(decrease) in net
 asset value from operations          1.57       (6.81)     7.63       (2.39)    (0.72)
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                --        (0.03)    (0.01)      (0.07)    (0.09)
Net asset value, end of year         $10.49      $8.92     $15.76      $8.14     $10.60
Total return++                       17.60%     (43.21)%   93.71%     (22.60)%   (6.39)%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)   $19,640    $34,876    $56,234    $21,689    $73,797
Ratio of operating expenses to
 average net assets                   1.80%      1.80%      1.90%     1.78%(a)    1.57%
Ratio of operating expenses to
 average net assets including
 interest expense                     1.85%      1.84%      1.91%      --(b)       --
Ratio of net investment
 income/(loss) to average net
 assets                                0.54%     (0.40)%   (0.40)%       1.66%     0.36%
Portfolio turnover rate               102%        97%        61%        71%        63%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                        2.08%       1.86%     2.54%    1.98%(a)     1.57%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS LARGECAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
PRIMARY A SHARES                    03/31/02#   03/31/01#   03/31/00#    03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year    $22.35      $28.90      $25.06      $22.41     $15.89
Net investment income                  0.24        0.24        0.26        0.26       0.46
Net realized and unrealized
 gain/(loss) on investments           (0.27)      (6.55)       4.09        3.63       7.11
Net increase/(decrease) in net
 asset value from operations          (0.03)      (6.31)       4.35        3.89       7.38
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (0.23)      (0.24)      (0.25)      (0.25)     (0.27)
Distributions from net realized
 capital gains                          --       (0.00)##     (0.26)      (0.99)     (0.59)
Total dividends and distributions     (0.23)      (0.24)      (0.51)      (1.24)     (0.86)
Net asset value, end of year          $22.09      $22.35      $28.90      $25.06     $22.41
Total return++                        (0.09)%    (21.94)%     17.58%      18.26%     47.38%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)  $1,283,450  $2,021,690  $2,826,486   $933,313   $656,523
Ratio of operating expenses to
 average net assets                 0.35%(a)(b) 0.35%(a)(b) 0.35%(a)(b)  0.35%(a)   0.35%(a)
Ratio of operating expenses to
 average net assets including
 interest expense                       --          --          --          --      0.36%(a)
Ratio of net investment income to
 average net assets                    1.05%       0.88%       0.96%      1.17%      1.39%
Portfolio turnover rate                 7%          8%          7%          4%        26%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                        0.68%(a)    0.68%(a)    0.71%(a)  0.71%(a)   0.66%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $8.39       $10.00
Net investment income                              0.07        0.08
Net realized and unrealized gain/(loss) on
 investments                                       1.46       (0.72)
Net increase/(decrease) in net asset value from
 operations                                        1.53       (0.64)
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.06)      (0.08)
Distributions from net realized capital gains     (0.55)      (0.89)
Total dividends and distributions                 (0.61)      (0.97)
Net asset value, end of period                    $9.31       $8.39
Total return++                                    18.29%     (7.27)%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $679,205    $342,503
Ratio of operating expenses to average net
 assets                                          0.35%(a)    0.35%(a)
Ratio of operating expenses to average net
 assets including interest expense                  --       0.36%(a)
Ratio of net investment income to average
 net assets                                       0.82%       0.82%
Portfolio turnover rate                            16%         69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.72%(a)    0.75%(a)

                                 * MidCap Index Fund Primary A Shares commenced operations on March 31, 2000.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
PRIMARY A SHARES                                  03/31/02#      03/31/01#    03/31/00#      03/31/99#       03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $13.24         $13.53        $11.04        $14.10         $9.83
Net investment income                                0.06           0.08          0.04          0.06           0.06
Net realized and unrealized gain/(loss) on
 investments                                         2.73          (0.31)         2.49         (2.92)          4.58
Net increase/(decrease) in net asset value from
 operations                                          2.79          (0.23)         2.53         (2.86)          4.64
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.07)         (0.06)        (0.04)        (0.06)         (0.06)
Distributions from net realized capital gains       (0.33)           --            --          (0.14)         (0.31)
Total dividends and distributions                   (0.40)         (0.06)        (0.04)        (0.20)         (0.37)
Net asset value, end of year                        $15.63         $13.24        $13.53        $11.04         $14.10
Total return++                                      21.30%        (1.74)%        22.97%       (20.50)%        47.71%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $499,084       $256,465      $196,593      $189,379       $102,437
Ratio of operating expenses to average net
 assets                                          0.40%(a)(b)    0.41%(a)(b)     0.50%(a)    0.50%(a)(b)    0.50%(a)(b)
Ratio of operating expenses to average net
 assets including interest expense                    --             --         0.51%(a)         --             --
Ratio of net investment income to average net
 assets                                             0.46%          0.56%          0.35%        0.52%          0.52%
Portfolio turnover rate                              18%            65%            53%          65%            62%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.76%(a)       0.79%(a)      0.77%(a)      0.82%(a)       1.02%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.3
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MANAGED INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02#   03/31/01#   03/31/00#   03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $14.90      $22.04      $19.39      $17.14     $11.89
Net investment income                              0.12        0.13        0.16        0.18       0.15
Net realized and unrealized gain/(loss) on
 investments                                       0.39       (4.46)       2.78        2.40       5.42
Net increase/(decrease) in net asset value from
 operations                                        0.51       (4.33)       2.94        2.58       5.57
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.12)      (0.12)      (0.16)      (0.18)     (0.17)
Distributions from net realized capital gains     (1.29)      (2.69)      (0.13)      (0.15)     (0.15)
Total dividends and distributions                 (1.41)      (2.81)      (0.29)      (0.33)     (0.32)
Net asset value, end of year                      $14.00      $14.90      $22.04      $19.39     $17.14
Total return++                                     2.80%     (21.49%)     15.33%      15.25%     47.54%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $190,130    $345,795    $593,317    $665,631   $374,504
Ratio of operating expenses to average net
 assets                                         0.50%(a)(b) 0.50%(a)(b) 0.50%(a)(b)  0.50%(a)  0.50%(a)(b)
Ratio of net investment income to average net
 assets                                            0.83%       0.67%       0.80%      1.03%       1.26%
Portfolio turnover rate                            345%         97%         64%        35%         30%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.75%(a)    0.70%(a)    0.72%(a)    0.73%(a)   0.80%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $9.80      $9.51      $9.79      $9.77       $9.68
Net investment income                              0.48       0.58       0.56       0.56       0.56
Net realized and unrealized gain/(loss) on
 investments                                       0.02       0.29      (0.28)      0.02       0.09
Net increase/(decrease) in net asset value from
 operations                                        0.50       0.87       0.28       0.58       0.65
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.48)     (0.58)     (0.56)     (0.56)     (0.56)
Net asset value, end of year                      $9.82      $9.80      $9.51      $9.79       $9.77
Total return++                                    5.19%      9.44%      3.00%      6.07%       6.89%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $493,457   $358,812   $398,620   $397,467   $331,961
Ratio of operating expenses to average net
 assets                                          0.52%(a)   0.51%(a)   0.50%(a)   0.50%(a)  0.56%(a)(b)
Ratio of net investment income to average net
 assets                                           4.79%      6.04%      5.86%      5.70%       5.75%
Portfolio turnover rate                            80%        42%        62%        64%         66%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.62%(a)   0.61%(a)   0.63%(a)   0.80%(a)   0.86%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                               03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $4.15      $3.94      $4.10      $4.12      $3.99
Net investment income                              0.18       0.23       0.22       0.22       0.23
Net realized and unrealized gain/(loss) on
 investments                                       0.01       0.21      (0.16)     (0.02)      0.13
Net increase/(decrease) in net asset value from
 operations                                        0.19       0.44       0.06       0.20       0.36
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.18)     (0.23)     (0.22)     (0.22)     (0.23)
Net asset value, end of year                      $4.16      $4.15      $3.94      $4.10      $4.12
Total return++                                    4.68%      11.56%     1.63%      4.97%      9.11%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $390,543   $496,821   $497,392   $589,092   $663,833
Ratio of operating expenses to average net
 assets                                          0.62%(a)   0.59%(a)   0.60%(a)   0.58%(a)    0.61%
Ratio of net investment income to average net
 assets                                           4.35%      5.77%      5.59%      5.36%      5.53%
Portfolio turnover rate                            486%       108%       177%       242%       538%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.62%(a)   0.59%(a)   0.65%(a)   0.78%(a)    0.81%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT SECURITIES
FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                             03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $9.87      $9.38      $9.86      $9.90       $9.39
Net investment income                            0.44       0.60       0.58       0.58       0.55
Net realized and unrealized gain/(loss) on
 investments                                    (0.08)      0.48      (0.48)     (0.05)      0.51
Net increase/(decrease) in net asset value
 from operations                                 0.36       1.08       0.10       0.53       1.06
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.44)     (0.59)     (0.58)     (0.57)     (0.55)
Net asset value, end of year                    $9.79      $9.87      $9.38      $9.86       $9.90
Total return++                                  3.70%      11.97%     1.12%      5.41%      11.65%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $168,621   $153,799   $108,798   $119,659    $75,796
Ratio of operating expenses to average net
 assets                                        0.73%(a)   0.75%(a)   0.78%(b)   0.73%(a)  0.85%(a)(b)
Ratio of net investment income to average net
 assets                                         4.44%      6.21%      6.17%      5.70%       5.63%
Portfolio turnover rate                          522%       183%       348%       600%       303%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.86%(a)   0.86%(a)    0.90%     0.84%(a)   0.99%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEAR ENDED YEAR ENDED PERIOD ENDED
 PRIMARY A SHARES                           03/31/02#  03/31/01#   03/31/00*
 OPERATING PERFORMANCE:
 Net asset value, beginning of period         $9.52      $9.13       $9.52
 Net investment income                         0.49      0.58        0.49
 Net realized and unrealized gain/(loss) on
  investments                                 (0.11)     0.39       (0.37)
 Net increase/(decrease) in net asset value
  from operations                              0.38      0.97        0.12
 LESS DISTRIBUTIONS:
 Dividends from net investment income         (0.49)    (0.58)      (0.51)
 Net asset value, end of period               $9.41      $9.52       $9.13
 Total return++                               4.04%     11.04%       1.29%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
 Net assets, end of period (in 000's)        $261,018   $51,178     $18,365
 Ratio of operating expenses to average net
  assets                                      0.78%      0.78%      0.81%+
 Ratio of net investment income to average
  net assets                                  4.80%      6.31%      6.08%+
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.86%      0.81%      1.05%+

                                 * Intermediate Bond Fund Primary A Shares commenced operations on May 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                              03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year               $9.78      $9.37      $9.93      $10.03      $9.62
Net investment income                            0.54        0.62       0.59       0.59       0.58
Net realized and unrealized gain/(loss) on
 investments                                    (0.12)       0.41      (0.52)     (0.04)      0.41
Net increase/(decrease) in net asset value
 from operations                                 0.42        1.03       0.07       0.55       0.99
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.54)      (0.62)     (0.59)     (0.59)     (0.58)
Distributions from net realized capital gains     --          --       (0.04)     (0.06)       --
Total dividends and distributions               (0.54)      (0.62)     (0.63)     (0.65)     (0.58)
Net asset value, end of year                     $9.66      $9.78      $9.37      $9.93      $10.03
Total return++                                   4.33%      11.39%     0.97%      5.61%      10.53%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)            $2,256,647  $2,333,703 $1,793,913 $1,798,155 $1,681,990
Ratio of operating expenses to average net
 assets                                       0.68%(a)(b)  0.67%(a)    0.67%     0.68%(a)  0.72%(a)(b)
Ratio of net investment income to average net
 assets                                          5.41%      6.53%      6.20%      5.86%       5.86%
Portfolio turnover rate                          314%        120%       63%        107%       244%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.68%(a)    0.67%(a)    0.69%     0.78%(a)   0.83%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC INCOME FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02#  03/31/01#   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $9.89      $9.53      $10.31     $10.55     $10.11
Net investment income                              0.60       0.66       0.68       0.66       0.65
Net realized and unrealized gain/(loss) on
 investments                                      (0.28)      0.35      (0.78)     (0.14)      0.44
Net increase/(decrease) in net asset value from
 operations                                        0.32       1.01      (0.10)      0.52       1.09
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.60)     (0.65)     (0.68)     (0.66)     (0.65)
Distributions from net realized capital gains       --         --      (0.00)##    (0.10)       --
Total dividends and distributions                 (0.60)     (0.65)     (0.68)     (0.76)     (0.65)
Net asset value, end of year                      $9.61      $9.89      $9.53      $10.31     $10.55
Total return++                                    3.30%      11.06%    (0.95)%     5.00%      11.07%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $143,283   $177,877   $118,458   $317,937   $263,840
Ratio of operating expenses to average net
 assets                                          0.81%(a)    0.72%     0.71%(a)   0.70%(a)   0.73%(a)
Ratio of net investment income to average net
 assets                                           5.76%      6.76%      6.80%      6.27%      6.27%
Portfolio turnover rate                            199%       238%       107%       94%        203%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.91%(a)    0.84%     0.90%(a)   0.80%(a)   0.83%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS HIGH YIELD BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                03/31/02#  03/31/01#   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $9.27      $9.90      $10.00
Net investment income                              0.86      0.96        0.09
Net realized and unrealized gain/(loss) on
 investments                                      (0.34)    (0.54)      (0.11)
Net increase/(decrease) in net asset value from
 operations                                        0.52      0.42       (0.02)
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.88)    (1.05)      (0.08)
Distributions from net realized capital gains     (0.05)      --          --
Total dividends and distributions                 (0.93)    (1.05)      (0.08)
Net asset value, end of period                    $8.86      $9.27       $9.90
Total return++                                    6.05%      4.51%      (0.12)%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $194,867   $61,181     $9,394
Ratio of operating expenses to average net
 assets                                           0.93%      0.93%      0.93%+
Ratio of net investment income to average net
 assets                                           9.75%     10.97%      7.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.00%      1.45%      12.66%+

                                 * High Yield Bond Fund Primary A Shares
                                 commenced operations on February 14, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                              03/31/02*# 03/31/01#  03/31/00#  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.14     $9.94      $10.10     $10.05     $9.95
Net investment income                            0.34       0.44       0.41       0.41       0.42
Net realized and unrealized gain/(loss) on
 investments                                     0.01       0.20      (0.16)      0.05       0.10
Net increase/(decrease) in net asset value
 from operations                                 0.35       0.64       0.25       0.46       0.52
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.36)     (0.44)     (0.41)     (0.41)     (0.42)
Net asset value, end of year                    $10.13     $10.14     $9.94      $10.10     $10.05
Total return++                                  3.54%      6.61%      2.58%      4.71%      5.33%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $364,372   $105,004   $94,393    $79,002    $70,740
Ratio of operating expenses to average net
 assets                                        0.40%(a)   0.40%(a)   0.40%(a)   0.40%(a)   0.40%(a)
Ratio of net investment income to average net
 assets                                         3.37%      4.41%      4.16%      4.11%      4.17%
Portfolio turnover rate                          12%        38%        90%        53%        94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.63%      0.66%      0.77%      0.80%      0.77%

                                 * Effective April 1, 2001, the Short-Term
                                 Municipal Income Fund has adopted the
                                 provisions of the AICPA Audit and Accounting
                                 Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares--increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                         YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                         03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year         $10.15     $9.78      $10.30     $10.30     $10.01
Net investment income                       0.47       0.47       0.47       0.47       0.48
Net realized and unrealized gain/(loss)
 on investments                            (0.15)      0.37      (0.50)      0.07       0.33
Net increase/(decrease) in net asset
 value from operations                      0.32       0.84      (0.03)      0.54       0.81
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.47)     (0.47)     (0.47)     (0.47)     (0.48)
Distributions from net realized capital
 gains                                       --         --       (0.02)     (0.07)     (0.04)
Total dividends and distributions          (0.47)     (0.47)     (0.49)     (0.54)     (0.52)
Net asset value, end of year               $10.00     $10.15     $9.78      $10.30     $10.30
Total return++                             3.17%      8.81%     (0.27)%     5.33%      8.20%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)       $1,160,559 $1,196,121  $849,966   $918,367   $867,154
Ratio of operating expenses to average
 net assets                               0.50%(a)   0.50%(a)   0.50%(a)   0.50%(a)   0.50%(a)
Ratio of net investment income to
 average net assets                        4.61%      4.73%      4.75%      4.55%      4.65%
Portfolio turnover rate                     14%        17%        30%        40%        47%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    0.68%      0.68%      0.70%      0.68%      0.74%

                                 * Effective April 1, 2001, the Intermediate
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares--increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $11.14     $10.69     $11.48     $11.46     $10.89
Net investment income                              0.55       0.56       0.54       0.54       0.57
Net realized and unrealized gain/(loss) on
 investments                                      (0.31)      0.45      (0.78)      0.07       0.62
Net increase/(decrease) in net asset value from
 operations                                        0.24       1.01      (0.24)      0.61       1.19
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.55)     (0.56)     (0.54)     (0.54)     (0.57)
Distributions from net realized capital gains       --         --       (0.01)     (0.05)     (0.05)
Total dividends and distributions                 (0.55)     (0.56)     (0.55)     (0.59)     (0.62)
Net asset value, end of year                      $10.83     $11.14     $10.69     $11.48     $11.46
Total return++                                    2.21%      9.80%     (2.08)%     5.42%      11.12%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $805,149   $881,611   $552,650   $635,629   $456,485
Ratio of operating expenses to average net
 assets                                          0.60%(a)   0.60%(a)   0.60%(a)   0.60%(a)   0.60%(a)
Ratio of net investment income to average net
 assets                                           5.01%      5.13%      4.99%      4.71%      4.97%
Portfolio turnover rate                            13%        18%        36%        11%        38%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.79%      0.79%      0.82%      0.80%      0.84%

                                 * Effective April 1, 2001, the Municipal
                                 Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares--increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
       Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commerical paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 /- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1 /- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
      Where to find more information

You'll find more information about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     SEC file number:
     Nations Funds Trust, 811-09645

     COMPROPA-0802

[LOGO] Nations Funds

                                    [GRAPHIC]


State Municipal Bond Funds
--------------------------

Prospectus -- Primary A Shares

August 1, 2002

Nations California
Intermediate
Municipal Bond Fund

Nations California
Municipal Bond Fund

Nations Florida
Intermediate Municipal
Bond Fund

Nations Florida Municipal
Bond Fund

Nations Georgia
Intermediate Municipal
Bond Fund

Nations Kansas Municipal
Income Fund

Nations Maryland
Intermediate Municipal
Bond Fund

Nations North Carolina
Intermediate Municipal
Bond Fund

Nations South Carolina
Intermediate Municipal
Bond Fund

Nations Tennessee
Intermediate Municipal
Bond Fund

Nations Texas Intermediate
Municipal Bond Fund

Nations Virginia
Intermediate Municipal
Bond Fund

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee


[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 95.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  .you're looking for income

  .you want to reduce taxes on your investment

  .you have longer-term investment goals

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

Comparing the Funds
There are two groups of State Municipal Bond Funds in the Nations Funds Family:
Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.

The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential --you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                   Income     Risk
                                     Duration     potential potential
Intermediate Municipal Bond Funds   3 to 6 yrs    moderate  moderate
Kansas Municipal Income Fund        3 to 8 yrs    moderate  moderate
Long-Term Municipal Bond Funds    more than 6 yrs   high      high

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER - BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 74.



[Graphic]
        About the Funds

          NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND      6
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS CALIFORNIA MUNICIPAL BOND FUND                  10
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND        15
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS FLORIDA MUNICIPAL BOND FUND                     21
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND        26
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS KANSAS MUNICIPAL INCOME FUND                    31
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND       36
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND 42
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND 48
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND      54
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND          60
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND       66
          Sub-adviser: BACAP
          -----------------------------------------------------------

          OTHER IMPORTANT INFORMATION                             72
          -----------------------------------------------------------
          HOW THE FUNDS ARE MANAGED                               74

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[Graphic]
        About your investment

            INFORMATION FOR INVESTORS
            Buying, selling and exchanging shares                 77
            Distributions and taxes                               81
            ---------------------------------------------------------
            FINANCIAL HIGHLIGHTS                                  83
            ---------------------------------------------------------
            TERMS USED IN THIS PROSPECTUS                         95
            ---------------------------------------------------------
            WHERE TO FIND MORE INFORMATION                BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
    THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED
     TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

      . WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

      . DURATION: 3 TO 6 YEARS

      . INCOME POTENTIAL: MODERATE

      . RISK POTENTIAL: MODERATE

[Graphic]
    DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation
  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

   [Graphic]
    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN
    THIS FUND IN Other important
    information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES                                    Primary A
          (Fees paid directly from your investment)            Shares
           Maximum sales charge (load) imposed on purchases       none
           Maximum deferred sales charge (load)                   none

          ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from the Fund's assets)
           Management fees                                       0.40%
           Other expenses/1/                                     0.39%
                                                                 -----
           Total annual Fund operating expenses                  0.79%
           Fee waivers and/or reimbursements                   (0.29)%
                                                               -------
           Total net expenses /2/                                0.50%
                                                                 =====

   /1/Other expenses are based on estimates for the current fiscal year.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

         .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $51    $223

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

     . WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

      . DURATION: MORE THAN 6 YEARS

      . INCOME POTENTIAL: HIGH

      . RISK POTENTIAL: HIGH

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS CALIFORNIA MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other
      important information
      AND IN THE SAI.





[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.






[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [CHART]

      2000     2001
     ------   ------
     12.47%   4.17%

          *Year-to-date return as of June 30, 2002:  3.46%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:   3.97%
Worst: 4th quarter 2001: -0.64%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                          1 year  Fund*
Primary A Shares Returns Before Taxes                      4.17%  4.56%
Primary A Shares Returns After Taxes on Distributions      4.09%  4.49%
Primary A Shares Returns After Taxes on Distributions and
 Sale of Fund Shares                                       4.52%  4.62%
Lehman Municipal Bond Index (reflects no deductions for
 fees, expenses or taxes)                                  5.13%  5.33%

     *The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                                     Primary A
 (Fees paid directly from your investment)             Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
 Management fees                                        0.50%
 Other expenses                                         0.35%
                                                       -----
 Total annual Fund operating expenses                   0.85%
 Fee waivers and/or reimbursements                     (0.25)%
                                                       -------
                                                        0.60%
 Total net expenses/2/                                 =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $61    $246    $447    $1,026

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

      .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

      .DURATION: 3 TO 6 YEARS

      .INCOME POTENTIAL: MODERATE

      .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND
FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Florida Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  [CHART]

 1993     1994     1995     1996    1997    1998    1999     2000    2001
------   -------  ------   -----   -----   -----   -------   -----   -----
11.30%   (4.12)%   14.31%   3.74%   7.21%   5.38%  (0.59)%   8.27%   4.78%

          *Year-to-date return as of June 30, 2002:   3.45%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.85%
Worst: 1st quarter 1994: -4.25%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                1 year 5 years  Fund*
Primary A Shares Returns Before Taxes           4.78%   4.96%   5.45%
Primary A Shares Returns After Taxes
 On Distributions                               4.78%   4.96%   5.45%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares          4.79%   4.94%   5.35%
Lehman 7-Year Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes)        5.20%   5.57%   5.96%
Lehman Quality Intermediate Municipal Index
 (reflects no deductions for fees, expenses or
 taxes)                                         5.52%   5.52%   - **

     *The inception date of Primary A Shares is December 11, 1992. The returns for the indices shown are from that date.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.40%
          Other expenses                                       0.33%
                                                               -----
          Total annual Fund operating expenses                 0.73%
          Fee waivers and/or reimbursements                   (0.23)%
                                                              -------
                                                               0.50%
          Total net expenses/2/                                =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $51    $210    $383     $885

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

      .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

      .DURATION: MORE THAN 6 YEARS

      .INCOME POTENTIAL: HIGH

      .RISK POTENTIAL: HIGH

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS FLORIDA MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Florida Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                              [CHART]

      1994      1995     1996    1997    1998     1999     2000    2001
     -------   ------   ------  -----   -----   -------   ------   ------
     (8.08)%   19.89%   3.17%   8.93%   5.84%   (2.57)%   11.33%    4.81%

          *Year-to-date return as of June 30, 2002:   4.49%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   8.21%
Worst: 1st quarter 1994: -8.01%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        Life of
                                         1 year 5 years  Fund*
Primary A Shares Returns Before Taxes    4.81%   5.56%   5.15%
Primary A Shares Returns After Taxes on
 Distributions                           4.70%   5.53%   5.14%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   4.93%   5.46%   5.13%
Lehman Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes) 5.13%   5.98%   5.89%

     *The inception date of Primary A Shares is December 13, 1993. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --   SHAREHOLDER FEES YOU PAY DIRECTLY, AND
     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.50%
 Other expenses                                       0.37%
                                                     -----
 Total annual Fund operating expenses                 0.87%
 Fee waivers and/or reimbursements                   (0.27)%
                                                     -------
                                                      0.60%
 Total net expenses/2/                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $61    $251    $456    $1,048

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS GEORGIA INTERMEDIATE MUNICIPAL
BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Georgia Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Georgia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

 1993     1994      1995     1996    1997    1998     1999     2000    2001
------   -------   ------   -----   -----   -----   -------   -----   ------
11.26%   (4.61)%   14.30%   3.65%   7.19%   5.59%   (1.32)%   8.30%   5.55%


          *Year-to-date return as of June 30, 2002:  3.17%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.57%
Worst: 1st quarter 1994: -4.58%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                     Life of
                                                      1 year 5 years  Fund*
Primary A shares Returns Before Taxes                 5.55%   5.01%   5.77%
Primary A Shares Returns After Taxes on Distributions 5.55%   4.97%   5.73%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares                5.27%   4.96%   5.63%
Lehman 7-Year Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes)              5.20%   5.57%   6.21%
Lehman Quality Intermediate Municipal Index
 (reflects no deductions for fees, expenses or taxes) 5.52%   5.52%     -**

     *The inception date of Primary A Shares is March 1, 1992. The returns for the indices shown are from that date.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                                     Primary A
 (Fees paid directly from your investment)             Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
 Management fees                                        0.40%
 Other expenses                                         0.36%
                                                       -----
 Total annual Fund operating expenses                   0.76%
 Fee waivers and/or reimbursements                     (0.26)%
                                                       -------
                                                        0.50%
 Total net expenses/2/                                 =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $51    $217    $397     $918

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

       .DURATION: 3 TO 8 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS KANSAS MUNICIPAL INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Kansas Municipal Income Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Kansas state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities. The State of Kansas faces a potential budget shortfall for fiscal 2003. The 2002 Kansas legislature raised taxes by $252 million and trimmed the State of Kansas fiscal 2003 budget by 3.5 percent to $4.4 billion. Even with the increase in taxes and budget cuts, however, the budget may not be fully funded, making further spending cuts in State programs necessary. Significant further budget cuts could also have a significant impact on Kansas municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.
[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

     2001
     -----
     4.05%

          *Year-to-date return as of June 30, 2002:  4.30%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:   2.07%
Worst: 4th quarter 2001: -0.73%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                                      1 year  Fund*
Primary A Shares Returns Before Taxes                 4.05%   5.86%
Primary A Shares Returns After Taxes on Distributions 4.04%   5.85%
Primary A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                              4.25%   5.61%
Lehman Quality Intermediate Municipal Index (reflects
 no deductions for fees, expenses or taxes)           5.52%   6.88%

     *The inception date of Primary A Shares is July 17, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES                                          Primary A
      (Fees paid directly from your investment)                  Shares
      Maximum sales charge (load) imposed on purchases            none
      Maximum deferred sales charge (load)                        none
      ANNUAL FUND OPERATING EXPENSES/1/
      (Expenses that are deducted from the Fund's assets)
      Management fees                                             0.50%
      Other expenses                                              0.41%
                                                                 -----
      Total annual Fund operating expenses                        0.91%
      Fee waivers and/or reimbursements                          (0.31)%
                                                                 -------
                                                                  0.60%
      Total net expenses/2/                                      =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years 5 years 10 years
      Primary A Shares                     $61    $259    $474    $1,091

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE


       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS MARYLAND INTERMEDIATE MUNICIPAL
BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Maryland Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Maryland state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a continuing decline in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Several analysts have suggested that Maryland could face a gap between revenues and spending of over $900 million by fiscal year 2004, and up to $2 billion by fiscal year 2007. The State may need to raise taxes, or cut spending, in order to achieve balanced budgets in the future.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

1992    1993    1994     1995   1996   1997   1998    1999    2000   2001
-----  ------  -------  ------  -----  -----  -----  -------  -----  -----
7.15%  10.17%  (4.52)%  13.84%  3.64%  6.76%  5.30%  (0.83)%  8.55%  4.66%


          *Year-to-date return as of June 30, 2002:  3.81%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.62%
Worst: 1st quarter 1994: -4.49%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                         1 year 5 years 10 years  Fund*
Primary A Shares Returns Before Taxes    4.66%   4.84%   5.35%    5.98%
Primary A Shares Returns After Taxes on
 Distributions                           4.66%   4.84%   5.29%    5.92%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   4.68%   4.82%   5.24%    5.82%
Lehman 7-Year Municipal Bond Index
 (reflects no deductions for fees,
 expenses or taxes)                      5.20%   5.57%   6.13%    6.79%
Lehman Quality Intermediate Municipal
 Index (reflects no deductions for fees,
 expenses or taxes)                      5.52%   5.52%     --**   --**

     *The inception date of Primary A Shares is September 1, 1990. The returns for the indices shown are from that date.

     ** The inception date of the Fund is prior to the inception date for this index and this index does not yet have 10 years of performance.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.40%
          Other expenses                                       0.34%
                                                               -----
          Total annual Fund operating expenses                 0.74%
          Fee waivers and/or reimbursements                   (0.24)%
                                                              -------
                                                               0.50%
          Total net expenses/2/                                =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $51    $212    $388     $896

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS NORTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on North Carolina municipal securities, which is generally free from federal income tax and North Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, a portion is related to increased competition from cheap foreign labor. In May 2002, the unemployment rate in North Carolina was
       6.8 percent, exceeding the national average of 5.8 percent. The State of North Carolina and many of its municipalities have been able to maintain balanced budgets in 2002 primarily through reductions in services and expenditures. Despite difficult economic times, North Carolina's bonds have continued to receive a AAA rating from the major rating services, although one rating service has placed the State on a negative credit watch. Also, North Carolina voters have approved the issuance of $3.1 billion of bonds for the State's universities and community colleges which, with other approved bonds, would more than double the State's bonds outstanding, if issued. These factors could have a significant impact on North Carolina state and municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                               [CHART]

 1993      1994     1995     1996    1997    1998     1999      2000      2001
------   -------   ------   -----   -----   -----    -------   -----     -----
10.45%   (4.09)%   14.14%   3.85%   7.22%   5.37%    (1.37)%   8.59%     4.72%


          *Year-to-date return as of June 30, 2002:  3.77%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 1st quarter 1995:   5.83%
                        Worst: 1st quarter 1994: -4.03%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                          Life of
                                           1 year 5 years  Fund*
Primary A Shares Returns Before Taxes      4.72%   4.85%   5.31%
Primary A Shares Returns After Taxes on
 Distributions                             4.72%   4.83%   5.28%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares     4.73%   4.83%   5.20%
Lehman 7-Year Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)                                 5.20%   5.57%   5.96%
Lehman Quality Intermediate Municipal
 Index (reflects no deduction for fees,
 expenses or taxes)                        5.52%   5.52%   --**

     *The inception date of Primary A Shares, is December 11, 1992. The returns for the indices shown are from that date.

     ** The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.34%
                                                     -----
 Total annual Fund operating expenses                 0.74%
 Fee waivers and/or reimbursements                   (0.24)%
                                                     -------
                                                      0.50%
 Total net expenses/2/                               =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year     3 years     5 years     10 years
Primary A Shares $51        $212        $388        $896

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and South Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services. However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

 1993      1994     1995     1996    1997    1998    1999     2000   2001
------   -------   ------   -----   -----   -----   -------   -----  -----
10.11%   (2.93)%   13.67%   3.96%   6.83%   5.54%   (1.12)%   8.71%  5.02%



          *Year-to-date return as of June 30, 2002:  3.51%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.23%
Worst: 1st quarter 1994: -3.47%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                    Life of
                                                     1 year 5 years  Fund*
     Primary A Shares Returns Before Taxes            5.02%  4.94%    5.63%
     Primary A Shares Returns After Taxes on
      Distributions                                   5.02%  4.92%    5.61%
     Primary A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares           5.04%  4.95%    5.54%
     Lehman 7-Year Municipal Bond Index (reflects no
      deductions for fees, expenses or taxes)         5.20%  5.57%    6.13%
     Lehman Quality Intermediate Municipal Index
      (reflects no deductions for fees, expenses or
      taxes)                                          5.52%  5.52%    --**

     *The inception date of Primary A Shares is January 6, 1992. The returns for the indices shown are from that date.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.33%
                                                     -----
 Total annual Fund operating expenses                 0.73%
 Fee waivers and/or reimbursements                   (0.23)%
                                                     -------
                                                      0.50%
 Total net expenses/2/                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $51    $210    $383     $885

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL
BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons and expected and timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. For example, the State's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Nissan Motor Manufacturing and Saturn Corporation as well as a number of automotive parts and accessories suppliers have located in Tennessee, as have other industries capitalizing on Tennessee's central location, favorable business climate and its advanced transportation system. Adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                [CHART]

      1994      1995     1996    1997    1998     1999    2000     2001
     -------   ------   -----   -----   -----   -------   -----   -----
     (4.47)%   14.15%   3.92%   6.92%   5.41%   (1.25)%   8.31%   5.43%


          *Year-to-date  return as of June 30, 2002:   4.26%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.82%
Worst: 1st quarter 1994: -4.19%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                            1 year 5 years  Fund*
Primary A Shares Returns Before Taxes       5.43%   4.91%   4.99%
Primary A Shares Returns After Taxes on
 Distributions                              5.43%   4.91%   4.98%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares      5.13%   4.87%   4.93%
Lehman 7-Year Municipal Bond Index
 (reflects no deductions for fees, expenses
 or taxes)                                  5.20%   5.57%   5.71%
Lehman Quality Intermediate Municipal
 Index (reflects no deductions for fees,
 expenses or taxes)                         5.52%   5.52%   --**

     *The inception date of Primary A Shares is April 13, 1993. The returns for the indices shown are from that date.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.53%
                                                     -----
 Total annual Fund operating expenses                 0.93%
 Fee waivers and/or reimbursements                   (0.43)%
                                                     -------
                                                      0.50%
 Total net expenses/2/                               =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $51    $253    $473    $1,104

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND
FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     [Graphic]

      YOU'LL FIND MORE ABOUT
      RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Texas Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on the high-technology, oil, real estate and agriculture industries as well as the service-producing and goods-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                               [CHART]

      1994      1995     1996    1997    1998     1999     2000    2001
     -------   ------   -----   -----   -----   -------   -----   -----
     (3.33)%   12.93%   3.65%   7.12%   5.41%   (1.19)%   8.53%   4.98%


          *Year-to-date return as of June 30, 2002:  3.40%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   4.94%
Worst: 1st quarter 1994: -3.98%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                     1 year 5 year  Fund*
     Primary A Shares Returns Before Taxes           4.98%  4.92%    5.17%
     Primary A Shares Returns After Taxes on
      Distributions                                  4.99%  4.90%    5.15%
     Primary A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares          5.00%  4.92%    5.11%
     Lehman 7-Year Municipal Bond Index (reflects no
      deductions for fees, expenses or taxes)        5.20%  5.57%    5.92%
     Lehman Quality Intermediate Municipal Index
      (reflects no deductions for fees, expenses or
      taxes)                                         5.52%  5.52%     -**

     *The inception date of Primary A Shares is January 12, 1993. The returns for the indices shown are from that date.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.32%
                                                     -----
 Total annual Fund operating expenses                 0.72%
 Fee waivers and/or reimbursements                   (0.22)%
                                                     -------
                                                      0.50%
 Total net expenses/2/                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $51    $208    $379     $874

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 75.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND
[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Virginia Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Virginia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - state specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

 1992   1993    1994    1995   1996   1997   1998    1999    2000  2001
-----  ------ -------  ------  -----  -----  -----  -------  ----- -----
6.96%  10.08% (4.29)%  13.39%  3.82%  6.83%  5.46%  (1.01)%  8.70% 4.99%


          *Year-to-date return as of June 30, 2002:   3.77%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 1st quarter 1995:   5.24%
                        Worst: 1st quarter 1994: -4.07%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.




     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                     Life of
                                             1 year 5 years 10 years  Fund*
    Primary A Shares Returns Before Taxes    4.99%   4.94%   5.38%    5.92%
    Primary A Shares Returns After Taxes on
     Distributions                           4.99%   4.94%   5.33%    5.88%
    Primary A Shares Returns After Taxes on
     Distributions and Sale of Fund Shares   4.89%   4.91%   5.28%    5.79%
    Lehman 7-Year Municipal Bond Index
     (reflects no deductions for fees,
     expenses or taxes)                      5.20%   5.57%   6.13%    6.69%
    Lehman Quality Intermediate Municipal
     Index (reflects no deductions for fees,
     expenses or taxes)                      5.52%   5.52%     --**     --**

  *Theinception date of Primary A Shares is September 20, 1989. The returns for the indices shown are from that date.

 **Theinception date of this Fund is prior to the inception date for this index and this index does not yet have 10 years of performance.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.40%
          Other expenses                                       0.32%
                                                               -----
          Total annual Fund operating expenses                 0.72%
          Fee waivers and/or reimbursements                   (0.22)%
                                                              -------
                                                               0.50%
          Total net expenses/2/                                =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $51    $208    $379     $874

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

         .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

         .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

         .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

         .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

         .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

         .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

         .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                        Maximum  Actual fee
                                                        advisory  paid last
                                                          fee    fiscal year
Nations California Intermediate Municipal Bond Fund      0.40%       N/A
Nations California Municipal Bond Fund                   0.50%      0.27%
Nations Florida Intermediate Municipal Bond Fund         0.40%      0.19%
Nations Florida Municipal Bond Fund                      0.50%      0.25%
Nations Georgia Intermediate Municipal Bond Fund         0.40%      0.16%
Nations Kansas Municipal Income Fund                     0.50%      0.21%
Nations Maryland Intermediate Municipal Bond Fund        0.40%      0.18%
Nations North Carolina Intermediate Municipal Bond Fund  0.40%      0.18%
Nations South Carolina Intermediate Municipal Bond Fund  0.40%      0.19%
Nations Tennessee Intermediate Municipal Bond Fund       0.40%      0.00%
Nations Texas Intermediate Municipal Bond Fund           0.40%      0.20%
Nations Virginia Intermediate Municipal Bond Fund        0.40%      0.20%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds. BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers

    .institutional investors

    .endowments

    .other Funds in the Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE,
     USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary A Shares at net asset value per share.

         .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire to investors within three business days after Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A
     FUND - WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state individual income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund invests primarily in securities from that state and its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED  YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                              03/31/02#+++ 03/31/01#   03/31/00*
OPERATING PERFORMANCE:
Net asset value, beginning of period             $7.45       $7.13       $7.51
Net investment income                            0.35         0.37       0.30
Net realized and unrealized gain/(loss) on
 investments                                    (0.14)        0.33      (0.36)
Net increase/(decrease) in net asset value
 from operations                                 0.21         0.70      (0.06)
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.35)       (0.36)     (0.30)
Distributions from net realized capital gains   (0.03)       (0.02)     (0.02)
Total dividends and distributions               (0.38)       (0.38)     (0.32)
Net asset value, end of period                   $7.28       $7.45       $7.13
TOTAL RETURN++                                   2.85%       10.05%     (0.66)%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $57,803     $37,285     $21,654
Ratio of operating expenses to average net
 assets                                          0.60%      0.60%(a)   0.60%+(a)
Ratio of net investment income to average
 net assets                                      4.71%       5.04%      4.70%+
Portfolio turnover rate                           8%          20%         34%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.85%       0.82%      0.79%+

                                 *California Municipal Bond Fund Primary A
                                 Shares commenced operations on May 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 +++ Effective April 1, 2001, the California
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                              03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.70     $10.34     $10.79     $10.77     $10.40
Net investment income                            0.50       0.50       0.50       0.50       0.50
Net realized and unrealized gain/(loss) on
 investments                                    (0.15)      0.37      (0.45)      0.02       0.37
Net increase/(decrease) in net asset value
 from operations                                 0.35       0.87       0.05       0.52       0.87
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.50)     (0.51)     (0.50)     (0.50)     (0.50)
Net asset value, end of year                    $10.55     $10.70     $10.34     $10.79     $10.77
TOTAL RETURN++                                  3.28%      8.59%      0.54%      4.95%      8.55%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $211,928   $240,441   $207,704   $234,530   $203,710
Ratio of operating expenses to average
  net assets                                   0.50%(a)   0.50%(a)   0.50%(a)    0.50%     0.50%(a)
Ratio of net investment income to average net
 assets                                         4.65%      4.82%      4.80%      4.65%      4.74%
Portfolio turnover rate                          15%         6%        12%        14%        13%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.73%      0.71%      0.74%      0.72%      0.76%

                                 *Effective April 1, 2001, the Florida
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND                           FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                             03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $9.98      $9.53      $9.99      $9.99      $9.48
Net investment income                            0.47       0.48       0.48       0.48       0.48
Net realized and unrealized gain/(loss) on
 investments                                    (0.12)      0.46      (0.46)      0.00       0.51
Net increase/(decrease) in net asset value
 from operations                                 0.35       0.94       0.02       0.48       0.99
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.47)     (0.48)     (0.48)     (0.48)     (0.48)
Distributions from net realized capital gains   (0.05)     (0.01)       --         --         --
Total dividends and distributions               (0.52)     (0.49)     (0.48)     (0.48)     (0.48)
Net asset value, end of year                    $9.81      $9.98      $9.53      $9.99      $9.99
TOTAL RETURN++                                  3.55%      10.13%     0.26%      4.90%      10.60%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $75,300    $92,327    $79,335    $77,197    $27,378
Ratio of operating expenses to average net
  assets                                       0.60%(a)   0.60%(a)   0.60%(a)   0.60%(a)   0.60%(a)
Ratio of net investment income to average net
 assets                                         4.76%      4.93%      4.98%      4.80%      4.85%
Portfolio turnover rate                           5%         7%        18%        16%        19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.87%      0.83%      0.86%      0.85%      0.90%

                                 *Effective April 1, 2001, the Florida
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares -- increase net investment
                                 income per share by $0.00, decrease net
                                 realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                             03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.82     $10.42     $10.94     $10.92     $10.58
Net investment income                            0.50       0.51       0.50       0.49       0.49
Net realized and unrealized gain/(loss) on
 investments                                    (0.13)      0.40      (0.51)      0.07       0.38
Net increase/(decrease) in net asset value
 from operations                                 0.37       0.91      (0.01)      0.56       0.87
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.50)     (0.51)     (0.50)     (0.50)     (0.49)
Distributions from net realized capital gains     --         --       (0.01)     (0.04)     (0.04)
Total dividends and distributions               (0.50)     (0.51)     (0.51)     (0.54)     (0.53)
Net asset value, end of year                    $10.69     $10.82     $10.42     $10.94     $10.92
TOTAL RETURN++                                  3.50%      8.93%     (0.02)%     5.20%      8.45%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $134,638   $128,158   $121,948   $132,016   $125,654
Ratio of operating expenses to average net
 assets                                        0.50%(a)   0.50%(a)   0.50%(a)    0.50%      0.50%
Ratio of net investment income to average net
 assets                                         4.65%      4.80%      4.69%      4.51%      4.54%
Portfolio turnover rate                           6%        10%        28%        14%        25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
  reimbursements                                0.76%      0.73%      0.78%      0.73%      0.75%

                                 *Effective April 1, 2001, the Georgia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares -- increase net investment
                                 income per share by $0.00, decrease net
                                 realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED  PERIOD ENDED
    PRIMARY A SHARES                               03/31/02#+++  03/31/01*#
   OPERATING PERFORMANCE:
   Net asset value, beginning of period               $10.33      $10.00
   Net investment income                               0.45        0.46
   Net realized and unrealized gain/(loss)
     on investments                                   (0.16)       0.18
   Net increase/(decrease) in net asset value
     from operations                                   0.29        0.64
   LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.45)      (0.31)
   Distributions from net realized capital gains      (0.01)       0.00
   Total dividends and distributions                  (0.46)      (0.31)
   Net asset value, end of period                     $10.16      $10.33
   TOTAL RETURN++                                     2.84%        6.60%
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)              $98,506     $111,226
   Ratio of operating expenses to average net
    assets                                           0.60%(a)    0.60%+(a)
   Ratio of net investment income to average
     net assets                                       4.40%       4.44%+
   Portfolio turnover rate                             13%          17%
   Ratio of operating expenses to average net
    assets without waivers and/or expense
    reimbursements                                    0.91%       0.93%+

                                 *Kansas Municipal Income Fund Primary A Shares commenced operations on July 17, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 +++ Effective April 1, 2001, the Kansas
                                 Municipal Income Fund has adopted the
                                 provisions of the AICPA Audit and Accounting
                                 Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $11.01     $10.58     $11.07     $11.01    $10.70
Net investment income                              0.50       0.51       0.50       0.50      0.51
Net realized and unrealized gain/(loss) on
 investments                                      (0.17)      0.43      (0.48)      0.06      0.31
Net increase/(decrease) in net asset value from
 operations                                        0.33       0.94       0.02       0.56      0.82
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.50)     (0.51)     (0.50)     (0.50)    (0.51)
Distributions from net realized capital gains       --         --       (0.01)       --        --
Total dividends and distributions                 (0.50)     (0.51)     (0.51)     (0.50)    (0.51)
Net asset value, end of year                      $10.84     $11.01     $10.58     $11.07    $11.01
TOTAL RETURN++                                    3.02%      9.08%      0.17%      5.17%      7.83%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $172,600   $178,304   $169,218   $183,356   $84,715
Ratio of operating expenses to average net
 assets                                          0.50%(a)    0.50%      0.50%      0.50%      0.50%
Ratio of net investment income to average net
 assets                                           4.54%      4.72%      4.65%      4.51%      4.63%
Portfolio turnover rate                            16%        13%        21%        22%        12%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.74%      0.71%      0.76%      0.74%      0.80%

                                 *Effective April 1, 2001, the Maryland
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                  03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.58     $10.21     $10.71     $10.70     $10.34
Net investment income                                0.49       0.49       0.48       0.49       0.49
Net realized and unrealized gain/(loss) on
 investments                                        (0.16)      0.37      (0.48)      0.04       0.36
Net increase/(decrease) in net asset value from
 operations                                          0.33       0.86       0.00       0.53       0.85
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.48)     (0.49)     (0.48)     (0.49)     (0.49)
Distributions from net realized capital gains         --         --       (0.02)     (0.03)       --
Total dividends and distributions                   (0.48)     (0.49)     (0.50)     (0.52)     (0.49)
Net asset value, end of year                        $10.43     $10.58     $10.21     $10.71     $10.70
TOTAL RETURN++                                      3.20%      8.61%      0.05%      5.03%      8.39%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $176,671   $180,126   $175,650   $193,398   $179,729
Ratio of operating expenses to average net assets  0.50%(a)   0.50%(a)   0.50%(a)    0.50%     0.50%(a)
Ratio of net investment income to average net
 assets                                             4.58%      4.71%      4.67%      4.57%      4.69%
Portfolio turnover rate                              13%        19%        19%        16%        21%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    0.74%      0.71%      0.76%      0.71%      0.76%

                                 *Effective April 1, 2001, the North Carolina
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares - increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                 YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $10.64     $10.27     $10.79     $10.79     $10.50
Net investment income                               0.52       0.52       0.51       0.51       0.52
Net realized and unrealized gain/(loss) on
 investments                                       (0.14)      0.37      (0.51)      0.04       0.29
Net increase/(decrease) in net asset value from
 operations                                         0.38       0.89        --        0.55       0.81
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.52)     (0.52)     (0.51)     (0.51)     (0.52)
Distributions from net realized capital gains        --         --       (0.01)     (0.04)    (0.00)##
Total dividends and distributions                  (0.52)     (0.52)     (0.52)     (0.55)     (0.52)
Net asset value, end of year                       $10.50     $10.64     $10.27     $10.79     $10.79
TOTAL RETURN++                                     3.65%      8.85%      0.09%      5.22%      7.88%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $207,645   $217,513   $204,854   $239,195   $253,090
Ratio of operating expenses to average
  net assets                                      0.50%(a)   0.50%(a)   0.50%(a)   0.50%(a)   0.50%(a)
Ratio of net investment income to average
 net assets                                        4.92%      4.95%      4.88%      4.75%      4.86%
Portfolio turnover rate                              8%         9%        14%         9%        16%
Ratio of operating expenses to average
  net assets without waivers and/or expense
 reimbursements                                    0.73%      0.70%      0.74%      0.69%      0.75%

                                 *Effective April 1, 2001, the South Carolina
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares - increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                              03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year             $10.35      $9.91      $10.46    $10.40      $10.08
Net investment income                           0.46        0.48       0.47      0.47        0.47
Net realized and unrealized gain/(loss) on
 investments                                   (0.10)       0.44      (0.54)     0.06        0.32
Net increase/(decrease) in net asset value
 from operations                                0.36        0.92      (0.07)     0.53        0.79
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.46)      (0.48)     (0.47)    (0.47)      (0.47)
Distributions from net realized capital gains    --          --       (0.01)      --          --
Total dividends and distributions              (0.46)      (0.48)     (0.48)    (0.47)      (0.47)
Net asset value, end of year                   $10.25      $10.35     $9.91     $10.46      $10.40
TOTAL RETURN++                                  3.54%      9.53%     (0.67)%     5.18%      7.99%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $40,807    $38,928    $37,736    $42,826    $39,091
Ratio of operating expenses to average net
  assets                                        0.50%     0.50%(a)   0.50%(a)    0.50%     0.50%(a)
Ratio of net investment income to average
 net assets                                     4.45%      4.77%      4.62%      4.48%      4.58%
Portfolio turnover rate                          0%         10%        49%        22%        38%
Ratio of operating expenses to average
  net assets without waivers and/or
 expense reimbursements                         0.93%      0.84%      0.94%      0.85%      0.84%

                                 *Effective April 1, 2001, the Tennessee
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares - increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                             03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.35     $10.00     $10.48     $10.50     $10.18
Net investment income                            0.50       0.51       0.49       0.49       0.49
Net realized and unrealized gain/(loss) on
 investments                                    (0.16)      0.35      (0.48)      0.02       0.32
Net increase/(decrease) in net asset value
 from operations                                 0.34       0.86       0.01       0.51       0.81
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.50)     (0.51)     (0.49)     (0.49)     (0.49)
Distributions from net realized capital gains     --         --            ##    (0.04)       --
Total dividends and distributions               (0.50)     (0.51)     (0.49)     (0.53)     (0.49)
Net asset value, end of year                    $10.19     $10.35     $10.00     $10.48     $10.50
TOTAL RETURN++                                  3.36%      8.78%      0.17%      4.98%      8.09%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $265,882   $286,949   $326,323   $391,431   $385,770
Ratio of operating expenses to average net
 assets                                        0.50%(a)   0.50%(a)   0.50%(a)    0.50%      0.50%
Ratio of net investment income to average
 net assets                                     4.87%      5.00%      4.84%      4.66%      4.74%
Portfolio turnover rate                           5%         6%        33%        22%        19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.72%      0.70%      0.72%      0.68%      0.75%

                                 *Effective April 1, 2001, the Texas
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares - increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                              03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.92     $10.51     $10.98     $10.92     $10.59
Net investment income                            0.50       0.50       0.50       0.50       0.51
Net realized and unrealized gain/(loss) on
 investments                                    (0.13)      0.41      (0.47)      0.06       0.33
Net increase/(decrease) in net asset value
 from operations                                 0.37       0.91       0.03       0.56       0.84
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.50)     (0.50)     (0.50)     (0.50)     (0.51)
Distributions from net realized capital gains     --         --      (0.00)##      --         --
Total dividends and distributions               (0.50)     (0.50)     (0.50)     (0.50)     (0.51)
Net asset value, end of year                    $10.79     $10.92     $10.51     $10.98     $10.92
TOTAL RETURN++                                  3.44%      8.92%      0.29%      5.21%      8.12%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $237,459   $252,741   $228,698   $227,299   $170,969
Ratio of operating expenses to average net
 assets                                        0.50%(a)    0.50%     0.50%(a)   0.50%(a)   0.50%(a)
Ratio of net investment income to average
 net assets                                     4.58%      4.73%      4.66%      4.54%      4.77%
Portfolio turnover rate                          10%         9%        23%         5%        21%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.72%      0.70%      0.73%      0.70%      0.74%

                                 *Effective April 1, 2001, the Virginia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                   Primary A Shares - increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commerical paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.


Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[Graphic]
        Where to find more information

You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        SEC file number:
        Nations Funds Trust, 811-09645

        SMBPROPA-0802

[LOGO] Nations Funds

                                    [GRAPHIC]


Nations LifeGoal
Portfolios
----------------

Prospectus -- Primary A Shares

August 1, 2002

Nations LifeGoal Growth Portfolio

Nations LifeGoal Balanced Growth Portfolio

Nations LifeGoal Income and Growth Portfolio

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee


[LOGO] Nations Funds

An overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 41.

     YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.


This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION
Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS
Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?
When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 28.


[Graphic]
        About the Portfolios

               NATIONS LIFEGOAL GROWTH PORTFOLIO                5
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO      10
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO    16
               Sub-adviser: BACAP
               --------------------------------------------------
               ABOUT THE NATIONS FUNDS                         22
               --------------------------------------------------
               OTHER IMPORTANT INFORMATION                     26
               --------------------------------------------------
               HOW THE PORTFOLIOS ARE MANAGED                  28

[Graphic]
      About your investment

               INFORMATION FOR INVESTORS
                 Buying, selling and exchanging shares         33
                 Distributions and taxes                       36
               --------------------------------------------------
               FINANCIAL HIGHLIGHTS                            38
               --------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                   41
               --------------------------------------------------
               WHERE TO FIND MORE INFORMATION          BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 29.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations FundS AND IN THE SAI.





NATIONS LIFEGOAL GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Stock and International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy
  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds
  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories
  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

 Nations LifeGoal Growth Portfolio                   Target allocation for each
 can invest in:                                      Fund category:
 Large-capitalization stock funds                              30-70%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                                10-30%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                              5-20%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                              10-30%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Emerging markets stock fund                                    0-5%
   Nations Emerging Markets Fund

*Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7584 FOR A COPY.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - The Portfolio allocates assets to Funds that invest in securities of companies in emerging markets. Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Technology and technology-related risk - The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1997    1998    1999   2000     2001
     ------  ------  ------  -----  --------
     14.70%  12.74%  25.89%  4.58%  (14.07)%

          *Year-to-date return as of June 30, 2002:  -6.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:                        23.67%
Worst: 3rd quarter 2001:                      -17.56%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.


                                                                 Life of
                                                1 year  5 years Portfolio*
      Primary A Shares Returns Before Taxes     -14.07%  7.90%     8.29%
      Primary A Shares Returns After Taxes on
       Distributions                            -14.21%  5.47%     5.85%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Portfolio
       Shares                                    -8.57%  5.65%     5.96%
      S&P 500 (reflects no deductions for fees,
       expenses or taxes)                       -11.88% 10.70%    11.47%

     *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                                         Primary A
(Fees paid directly from your investment)                 Shares
    Maximum sales charge (load) imposed on purchases       none
    Maximum deferred sales charge (load)                   none

ANNUAL PORTFOLIO OPERATING EXPENSES/1/
(Expenses that are deducted from the Portfolio's assets)
                                                           0.25%
    Management fees                                        -----
    Total annual Portfolio operating expenses              0.25%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.98% and 1.33% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

         .the amount the Portfolio expects to invest in each Fund, based on the target allocation

         .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Portfolio

         .your investment has a 5% return each year

         .the Portfolio's operating expenses remain the same as shown in the table above

         .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $143   $525    $933    $2,073

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 29.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.




NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7854 FOR A COPY.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



Nations LifeGoal Balanced Growth                   Target allocation for each
Portfolio can invest in:                           Fund category:
Large-capitalization stock funds                             15-40%
  Nations Value Fund
  Nations Strategic Growth Fund
  Nations Capital Growth Fund
  Nations Marsico Focused Equities Fund
Mid-capitalization stock funds                                5-15%
  Nations MidCap Value Fund
  Nations MidCap Growth Fund
Small-capitalization stock funds                              5-15%
  Nations SmallCap Value Fund
  Nations Small Company Fund
International/Global stock funds                              5-15%
  Nations International Value Fund*
  Nations International Equity Fund
  Nations Marsico International Opportunities Fund
Government & corporate bond funds                            35-60%
  Nations Bond Fund
  International Bond Portfolio
High yield bond fund                                          0-10%
  Nations High Yield Bond Fund

* Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Balanced Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1997    1998    1999   2000    2001
     ------  ------  ------  -----  -------
     11.42%  11.76%  14.56%  7.21%  (2.88)%


          *Year-to-date return as of June 30, 2002:  -3.33%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:                       12.48%
Worst: 3rd quarter 1998:                      -8.92%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, Asset-Backed Securities Index and the Mortgaged-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         Life of
                                        1 year  5 years Portfolio*
Primary A Shares Returns Before Taxes   -2.88%  8.23%     8.39%
Primary A Shares Returns After Taxes on
 Distributions                          -4.37%  5.37%     5.51%
Primary A Shares Returns After Taxes on
 Distributions and Sale of Portfolio
 Shares                                 -1.59%  5.40%     5.52%
S&P 500 (reflects no deductions for
 fees, expenses or taxes)               -11.88% 10.70%    13.65%
Lehman Aggregate Bond Index (reflects
 no deductions for fees, expenses or
 taxes)                                  8.44%  7.43%     6.79%

     *The inception date of Primary A Shares is October 15, 1996. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER FEES
   (Fees paid directly from your investment)                Primary A Shares
       Maximum sales charge (load) imposed on purchases          none
       Maximum deferred sales charge (load)                      none

   ANNUAL PORTFOLIO OPERATING EXPENSES/1/
   (Expenses that are deducted from the Portfolio's assets)
       Management fees                                           0.25%
                                                                 -----
       Total annual Portfolio operating expenses                 0.25%
                                                                 =====

     /1/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.46% and 1.07% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire in July 31, 2003), and is based on:

      . the amount the Portfolio expects to invest in each Fund, based on the target allocation

      . each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Portfolio

      . your investment has a 5% return each year

      . the Portfolio's operating expenses remain the same as shown in the table above

      . the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        1 year 3 years 5 years 10 years
         Primary A Shares                $103   $364    $646    $1,448

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 29.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.


NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Government & Corporate Bond Funds, but may also invest in Nations Funds Stock, International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION
     ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information
      AND IN THE SAI.



 Nations LifeGoal Income and Growth Portfolio       Target allocation for each
 can invest in:                                     Fund category:
 Large-capitalization stock funds                             10-30%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                               0-10%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                             0-10%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                             0-10%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Government & corporate bond funds                            50-90%
   Nations Short-Term Income Fund
   Nations Bond Fund
   International Bond Portfolio
 High yield bond fund                                         0-10%
   Nations High Yield Bond Fund
 Money market fund                                            0-20%
   Nations Cash Reserves

* Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER

     Nations LifeGoal Income and Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1997   1998    1999   2000   2001
     -----  ------  -----  -----  -----
     8.73%  10.17%  6.11%  5.91%  2.63%



          *Year-to-date return as of June 30, 2002:  -1.69%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:   6.23%
Worst: 3rd quarter 2001: -2.86%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                1 year  5 Years Portfolio*
      Primary A Shares Returns Before Taxes      2.63%   6.68%    6.82%
      Primary A Shares Returns After Taxes on
       Distributions                             1.04%   4.41%    4.43%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Portfolio
       Shares                                    1.67%   4.30%    4.35%
      S&P 500 (reflects no deductions for fees,
       expenses or taxes)                       -11.88%  10.70%   11.47%
      Lehman Aggregate Bond Index (reflects no
       deductions for fees, expenses or taxes)   8.44%   7.43%    7.34%

     *The inception date of Primary A Shares is October 15, 1996. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                                         Primary A
(Fees paid directly from your investment)                 Shares
    Maximum sales charge (load) imposed on purchases       none
    Maximum deferred sales charge (load)                   none

ANNUAL PORTFOLIO OPERATING EXPENSES/1/
(Expenses that are deducted from the Portfolio's assets)
                                                           0.25%
    Management fees                                        -----
    Total annual Portfolio operating expenses              0.25%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.18% and 0.97% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

       .the amount the Portfolio expects to invest in each Fund, based on the target allocation

       .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Portfolio

       .your investment has a 5% return each year

       .the Portfolio's operating expenses remain the same as shown in the table above

       .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $85    $293    $518    $1,166

About the Nations Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION
You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
STOCK FUNDS
Nations Value Fund              Growth of capital by investing in          . at least 80% of its assets in common stocks
                                companies that are believed to be            of U.S. companies. The Fund generally invests in
                                undervalued.                                 companies in a broad range of industries with
                                                                             market capitalizations of at least $1 billion and
                                                                             daily trading volumes of at least $3 million
---------------------------------------------------------------------------------------------------------------------------------
Nations Strategic Growth Fund   Long-term growth of capital.               Nations Strategic Growth Master Portfolio. The
                                                                           Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                             companies selected from most major industry
                                                                             sectors
                                                                           . The Master Portfolio normally holds 60 to 80
                                                                             securities, which include common stocks,
                                                                             preferred stocks and convertible securities
---------------------------------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund     Growth of capital by investing in          . at least 65% of its assets in common stocks of
                                companies that are believed to have          companies that have one or more of the following
                                superior earnings growth potential.          characteristics:
                                                                            .above-average earnings growth compared with
                                                                             the Russell 1000 Growth Index
                                                                            .established operating histories, strong balance
                                                                             sheets and favorable financial performance
                                                                            .above-average return on equity compared with
                                                                             the Russell 1000 Growth Index
---------------------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused         Long-term growth of capital.               Nations Marsico Focused Equities Master Portfolio.
Equities Fund                                                              The Master Portfolio invests:
                                                                           . at least 80% of its assets in equity securities. The
                                                                             investments mostly consist of equity securities of
                                                                             large capitalization companies. The Master
                                                                             Portfolio, which is non-diversified, generally
                                                                             holds a core position of 20 to 30 common stocks
                                                                           . up to 25% of its assets in foreign securities
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Value Fund       Long-term growth of capital with income    . at least 80% of its assets in equity securities of
                                as a secondary consideration.                U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell MidCap Value Index and that are believed
                                                                             to have the potential for long-term growth of
                                                                             capital
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Growth Fund      Capital appreciation by investing in       . at least 80% of its assets in U.S. companies
                                emerging growth companies that are           whose market capitalizations are within the range
                                believed to have superior long-term          of companies within the Russell MidCap Growth
                                earnings growth prospects.                   Index and that are believed to have the potential
                                                                             for long-term growth of capital. The Fund
                                                                             generally holds securities of between 60 and 100
                                                                             issuers, which include common stocks, preferred
                                                                             stocks and convertible securities such as
                                                                             warrants, rights and convertible debt
---------------------------------------------------------------------------------------------------------------------------------
Nations SmallCap Value Fund     Long-term growth of capital by investing   Nations SmallCap Value Master Portfolio. The
                                in companies believed to be                Master Portfolio invests:
                                undervalued.                               . at least 80% of its assets in equity securities of
                                                                             U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell 2000 Value Index and that are believed to
                                                                             have the potential for long-term growth of capital
---------------------------------------------------------------------------------------------------------------------------------
Nations Small Company Fund      Long-term capital growth by investing      . at least 80% of its assets in companies with a
                                primarily in equity securities.              market capitalization of $2 billion or less. The
                                                                             Fund usually holds 75 to 130 equity securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
INTERNATIONAL/GLOBAL STOCK
 FUNDS
Nations International Value    Long-term capital appreciation by           Nations International Value Master Portfolio. The
 Fund                          investing primarily in equity securities of Master Portfolio invests:
(closed to new investments)    foreign issuers, including emerging         . at least 65% of its assets in foreign companies
                               markets countries.                           anywhere in the world that have a market
                                                                            capitalization of more than $1 billion at the time
                                                                            of investment. The Master Portfolio typically
                                                                            invests in at least three countries other than the
                                                                            United States at any one time
---------------------------------------------------------------------------------------------------------------------------------
Nations International Equity   Long-term capital growth by investing       Nations International Equity Master Portfolio. The
 Fund                          primarily in equity securities of non-U.S.  Master Portfolio invests:
                               companies in Europe, Australia, the Far     . at least 80% of its assets in established
                               East and other regions, including            companies located in at least three countries
                               developing countries.                        other than the United States. The investment
                                                                            managers select countries, including emerging
                                                                            market or developing countries, that they believe
                                                                            have the potential for growth
                                                                           . primarily in equity securities, which may include
                                                                            equity interests in foreign investment funds or
                                                                            trusts, convertible securities, real estate
                                                                            investment trust securities and depositary receipts
---------------------------------------------------------------------------------------------------------------------------------
Nations Marsico International  Long-term growth of capital                 Nations Marsico International Opportunities Master
 Opportunities Fund                                                        Portfolio. The Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                            foreign companies selected for their long-term
                                                                            growth potential. While the Master Portfolio may
                                                                            invest in companies of any size, it focuses on
                                                                            large companies. The Master Portfolio normally
                                                                            invests in issuers from at least three countries
                                                                            other than the United States and generally holds
                                                                            a core position of 35 to 50 common stocks
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS STOCK FUND
Nations Emerging Markets Fund  Long-term capital growth by investing       . at least 80% of its assets in companies in
                               primarily in equity securities of            emerging markets or developing countries. The
                               companies in emerging market                 Fund typically invests in securities of companies
                               countries, such as those in Latin            in at least three emerging markets countries at
                               America, Eastern Europe, the Pacific         any one time
                               Basin, the Far East and India.              . normally invests in common stocks, preferred
                                                                            stocks, convertible securities, equity interests in
                                                                            foreign investment funds or trusts, and
                                                                            depositary receipts
                                                                           . may invest in foreign currency exchange
                                                                            contracts to convert foreign currencies to and
                                                                            from the U.S. dollar, and to hedge against
                                                                            changes in foreign currency exchange rates
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT & CORPORATE BOND
 FUNDS
Nations Short-Term Income Fund High current income consistent with         . at least 80% of its assets in income-producing
                               minimal fluctuations of principal.           securities
                                                                           . at least 65% of its total assets in investment
                                                                            grade fixed income securities. The team may
                                                                            choose unrated securities if it believes they are of
                                                                            comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, mortgage-related securities
                                                                            issued by governments, asset-backed securities
                                                                            or U.S. government obligations
---------------------------------------------------------------------------------------------------------------------------------
Nations Bond Fund              Total return by investing in investment     . at least 80% of its assets in bonds
                               grade fixed income securities.              . at least 65% of its assets in investment grade fixed
                                                                            income securities. The portfolio management team
                                                                            may choose unrated securities if it believes they
                                                                            are of comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, U.S. government obligations,
                                                                            foreign debt securities denominated in U.S.
                                                                            dollars, mortgage-related securities, asset-
                                                                            backed securities or municipal securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
International Bond Portfolio   Maximize total return by investing in a     .at least 80% of its assets in foreign bonds (which
                               diversified portfolio of bonds of primarily  may be collateralized with U.S. cash equivalents)
                               non-U.S. issuers.                           .non-U.S. government and agency securities;
                                                                            investment grade foreign debt securities; foreign
                                                                            high yield securities rated at least "B" by at least
                                                                            one NRSRO
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Nations High Yield Bond Fund   Maximum income by investing in a            Nations High Yield Bond Master Portfolio. The
                               diversified portfolio of high yield debt    Master Portfolio invests:
                               securities.                                 .at least 80% of its assets in domestic and foreign
                                                                            corporate high yield debt securities which are not
                                                                            rated investment grade but generally will be rated
                                                                            "Ba" or "B" by Moody's Investors Service, Inc. or
                                                                            "BB" or "B" by Standard & Poor's Corporation
                                                                           .primarily in U.S. government obligations, zero-
                                                                            coupon bonds, as well as domestic corporate high
                                                                            yield debt securities and U.S. dollar-denominated
                                                                            foreign corporate high yield debt securities, both
                                                                            of which include private placements
                                                                           .up to 25% of its assets in equity securities which
                                                                            may include convertible securities
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Nations Cash Reserves          Preservation of principal value and         .money market instruments, including commercial
                               maintenance of a high degree of liquidity    paper, bank obligations, short-term debt
                               while providing current income.              securities, short-term taxable municipal
                                                                            securities, repurchase agreements secured by
                                                                            first-tier securities, U.S. government obligations
                                                                            or U.S. Treasury obligations
---------------------------------------------------------------------------------------------------------------------------------

[Graphic]
     YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.


[Graphic]
      Other important information

The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Portfolio. BA Advisors has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                    Maximum  Actual fee
                                                    advisory  paid last
                                                      fee    fiscal year
       Nations LifeGoal Growth Portfolio             0.25%      0.25%
       Nations LifeGoal Balanced Growth Portfolio    0.25%      0.25%
       Nations LifeGoal Income and Growth Portfolio  0.25%      0.25%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Portfolio's Board that the
Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Portfolio's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors' recommendations with approval only by the Portfolios' Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to all of the LifeGoal Portfolios. BACAP's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202



BACAP is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                             BACAP Team
Nations Value Fund               Value Strategies Team
Nations Strategic Growth Fund/1/ Growth Strategies Team
Nations Capital Growth Fund      Growth Strategies Team
Nations MidCap Value Fund        Value Strategies Team
Nations MidCap Growth Fund       Growth Strategies Team
Nations SmallCap Value Fund/1/   Value Strategies Team
Nations Small Company Fund       SmallCap Strategies Team
Nations Short-Term Income Fund   Fixed Income Management Team
Nations Bond Fund                Fixed Income Management Team
International Bond Portfolio     International Team
Nations Cash Reserves            Cash Investment Team

/1/ These funds don't have their own investment sub-adviser because they invest in Nations Strategic Growth Master Portfolio and Nations SmallCap Value Master Portfolio, respectively. BACAP is the investment sub-adviser to each Master Portfolio.

Nations Funds and BA Advisors have engaged other investment sub-advisers to provide day-to-day portfolio management for the underlying Nations Funds in which the Portfolios invest. These sub-advisers function under the supervision of BA Advisors and the Boards of Nations Funds.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:
  .Nations Marsico Focused Equities Master Portfolio
  .Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub adviser to:
  .Nations International Equity Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

[Graphic]
     BRANDES INVESTMENT
     PARTNER, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130

[Graphic]
     GARTMORE GLOBAL PARTNERS

     GARTMORE HOUSE
     8 FENCHURCH PLACE
     LONDON EC3M 4PH, ENGLAND


[Graphic]
     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A), INC.

     1360 PEACHTREE STREET, N.E.
     ATLANTA, GEORGIA 30309



BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974 , Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

GARTMORE GLOBAL PARTNERS
Gartmore Global Partners is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore Global Partners was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets. Gartmore Global Partners is 100% owned by Gartmore Investment Management plc whose advisory affiliates are members of Gartmore Group. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing over $75 billion in assets. Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, United Kingdom, Sweden, Italy, Spain, Germany and Japan.

Gartmore Global Partners generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore Global Partners is the investment sub-adviser to Nations Emerging Markets Fund.

Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore Global Partners in 1995 and is a senior investment manager on the Gartmore Global Partners Emerging Markets Team. Before he joined Gartmore Global Partners, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[Graphic]
     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios.

PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------



[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Primary A Shares of the Portfolios. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers

    .institutional investors

    .charitable foundations

    .endowments

    .other Funds in the Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.


VALUING SECURITIES IN AN UNDERLYING FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

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     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary A Shares at net asset value per share.

         .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

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     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

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     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

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     EXCHANGING SHARES
     You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Primary A Shares of a Portfolio for Primary A Shares of any other Portfolio or Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

         .The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

         .You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

         .The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

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     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


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        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

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     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

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      Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LIFEGOAL GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                  03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $10.38      $15.50    $12.15      $12.49     $10.15
Net investment income                               0.03        0.09      0.04        0.04       0.08
Net realized and unrealized gain/(loss) on
 investments                                        0.31       (2.29)     3.88        0.31       2.87
Net increase/(decrease) in net assets
 resulting from investment operations               0.34       (2.20)     3.92        0.35       2.95
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.04)      (0.07)    (0.18)      (0.09)     (0.40)
Distributions from net realized capital gains        --        (2.85)    (0.39)      (0.60)     (0.21)
Total dividends and distributions                  (0.04)      (2.92)    (0.57)      (0.69)     (0.61)
Net asset value, end of year                       $10.68      $10.38    $15.50      $12.15     $12.49
TOTAL RETURN++                                      3.30%     (16.52)%   32.94%      3.04%      29.80%
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $75,284    $66,504    $15,265     $4,291      $289
Ratio of operating expenses to average net
 assets+++                                          0.25%      0.25%      0.25%      0.25%      0.25%
Ratio of net investment income to average net
 assets                                             0.25%      0.81%      0.34%      0.46%      0.65%
Portfolio turnover rate                              33%        58%       161%        159%       69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.25%      0.25%       --          --         --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
PRIMARY A SHARES                                  03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.33     $11.97    $10.80     $10.92      $9.95
Net investment income                                0.31       0.44      0.36       0.26        0.33
Net realized and unrealized gain/(loss) on
 investments                                         0.16      (0.71)     1.54       0.23        1.74
Net increase/(decrease) in net assets
 resulting from investment operations                0.47      (0.27)     1.90       0.49        2.07
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.31)     (0.42)    (0.44)     (0.28)      (0.60)
Distributions from net realized capital gains       (0.11)     (0.95)    (0.29)     (0.33)      (0.50)
Total dividends and distributions                   (0.42)     (1.37)    (0.73)     (0.61)      (1.10)
Net asset value, end of year                        $10.38     $10.33    $11.97     $10.80      $10.92
TOTAL RETURN++                                      4.65%     (2.39)%    18.34%      4.77%      21.74%
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $195,436   $194,842   $13,325    $14,844      $103
Ratio of operating expenses to average net
 assets+++                                          0.25%      0.25%      0.25%      0.25%      0.25%
Ratio of net investment income to average net
 assets                                             3.02%      3.69%      3.37%      2.77%      2.87%
Portfolio turnover rate                              117%       106%      124%       121%        94%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.25%      0.25%       --         --          --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
 PRIMARY A SHARES                               03/31/02#  03/31/01#  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.37     $10.63     $10.86     $10.70     $9.97
Net investment income                              0.40       0.52       0.49       0.35       0.43
Net realized and unrealized gain/(loss) on
 investments                                      (0.01)     (0.04)      0.02       0.37       0.89
Net increase/(decrease) in net assets
 resulting from investment operations              0.39       0.48       0.51       0.72       1.32
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.36)     (0.50)     (0.51)     (0.36)     (0.52)
Distributions from net realized capital gains     (0.05)     (0.24)     (0.23)     (0.20)     (0.07)
Total dividends and distributions                 (0.41)     (0.74)     (0.74)     (0.56)     (0.59)
Net asset value, end of year                      $10.35     $10.37     $10.63     $10.86     $10.70
TOTAL RETURN++                                     3.83%      4.60%     4.91%      6.98%      13.56%
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $25,906    $15,297    $4,736     $8,489      $476
Ratio of operating expenses to average net
 assets+++                                         0.25%      0.25%     0.25%      0.25%      0.25%
Ratio of net investment income to average net
 assets                                            3.81%      5.05%     4.78%      3.99%      4.17%
Portfolio turnover rate                             37%        35%       96%        107%       64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                 0.25%      0.25%     0.25%      0.25%      0.25%

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

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     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


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        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued security by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Credit Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Portfolios and is not a sponsor or affiliate of the Portfolios. S&P gives no information and makes no statements about the suitability of investing in the Portfolios or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
        Where to find more information

You'll find more information about Nations LifeGoal Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
     Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        SEC file number:
        Nations Funds Trust, 811-09654

        LGPROPA-0802

[LOGO] Nations Funds

                                    [GRAPHIC]

Prospectus
------------------------------
Prospectus -- Primary A Shares

August 1, 2002


GOVERNMENT BOND FUND

Nations Bond Fund

STOCK FUNDS

Nations Value Fund

Nations Marsico Focused Equities Fund

INDEX FUNDS

Nations LargeCap Index Fund

Nations MidCap Index Fund

Nations SmallCap Index Fund

INTERNATIONAL STOCK FUND

Nations International Equity Fund


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 59.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Funds Government Bond, Stock, Index and International Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
Each type of Fund has a different investment focus:

  .Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  .Stock Funds invest primarily in equity securities of U.S. companies.

  .Index Funds seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index.

  .International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, Index and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

The Government Bond Fund may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISERS STARTING ON
      PAGE 42.





[Graphic]
        About the Funds


        NATIONS BOND FUND                                             5
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS VALUE FUND                                           11
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS MARSICO FOCUSED EQUITIES FUND                        16
        Sub-adviser: Marsico Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS LARGECAP INDEX FUND                                  21
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS MIDCAP INDEX FUND                                    26
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS SMALLCAP INDEX FUND                                  30
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS INTERNATIONAL EQUITY FUND                            35
        Sub-advisers: Marsico Capital Management, LLC,
        INVESCO Global Asset Management (N.A.), Inc. and
        Putnam Investment Management, LLC
        ---------------------------------------------------------------
        OTHER IMPORTANT INFORMATION                                  40
        ---------------------------------------------------------------
        HOW THE FUNDS ARE MANAGED                                    42

        [Graphic]
              About your investment

        INFORMATION FOR INVESTORS
          Buying, selling and exchanging shares                      46
          Redemption fees                                            47
          Distributions and taxes                                    51
        ---------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                         54
        ---------------------------------------------------------------
        TERMS USED IN THIS PROSPECTUS                                59
        ---------------------------------------------------------------
        WHERE TO FIND MORE INFORMATION                       BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER


     BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 43.


[Graphic]
     MORE INVESTMENT OPPORTUNITIES


     THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.



NATIONS BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks total return by investing in investment grade fixed income securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:
  .corporate debt securities, including bonds, notes and debentures .U.S. government obligations
  .foreign debt securities denominated in U.S. dollars
  .mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations
  .asset-backed securities
  .municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:
  .looks at a fixed income security's potential to generate both income and price appreciation
  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

          1993      1994     1995     1996     1997     1998     1999     2000     2001
         ------    ------   ------   -----    -----    -----    ------   ------   -----
         10.78%   (3.32)%   17.28%   2.12%    8.48%    7.16%    (1.24)%  10.10%   7.87%


          *Year-to-date return as of June 30, 2002:  2.18%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  5.95%
Worst: 1st quarter 1994: -2.81%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                               Life of
                                1 year 5 years  Fund*
Primary A Shares Returns Before
 Taxes                          7.87%   6.40%   6.46%
Primary A Shares Returns After
 Taxes on Distributions         5.40%   3.83%   3.82%
Primary A Shares Returns After
 Taxes on Distributions and
 Sale of Fund Shares            4.75%   3.84%   3.85%
Lehman Aggregate Bond Index
 (reflects no deductions for
 fees, expenses or taxes)       8.44%   7.43%   7.27%

     *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.
[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
Maximum sales charge (load) imposed on purchases      none
Maximum deferred sales charge (load)                  none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                       0.40%
Other expenses                                        0.28%
                                                      -----
                                                      0.68%
Total annual Fund operating expenses                  =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $69    $218    $379     $847

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 43.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.








[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                                     [CHART]

     1992       1993       1994        1995       1996       1997       1998      1999      2000      2001
     ----      -----      -----       -----      -----      -----      -----      ----      ----      -----
     7.30%     16.36%     (2.99)%     36.09%     21.12%     26.66%     17.34%     1.25%     3.94%     (7.09)%


          *Year-to-date return as of June 30, 2002:  -5.51%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  19.69%
Worst: 3rd quarter 1998: -12.48%

[Graphic]

     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.




     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to August 1, 2002, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is considered a more appropriate comparison. These indices are weighted by market capitalization and are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                          1 year  5 years 10 years  Fund*
     Primary A Shares Returns Before
      Taxes                               -7.09%   7.76%   11.24%   11.50%
     Primary A Shares Returns After
      Taxes on Distributions              -9.01%   4.10%   8.16%    8.80%
     Primary A Shares Returns After
      Taxes on Distributions and Sale of
      Fund Shares                         -2.91%   5.94%   8.65%    9.06%
     Russell 1000 Value Index (reflects
      no deductions for fees, expenses
      or taxes)                           -5.59%   11.13%  14.13%   12.63%
     S&P 500 (reflects no deductions for
      fees, expenses or taxes)            -11.88%  10.70%  12.93%   12.76%

     * The inception date of Primary A Shares is September 19, 1989. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none

         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.65%
          Other expenses                                       0.30%
                                                               ----
                                                               0.95%
          Total annual Fund operating expenses                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $97    $303    $525    $1,166

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. MARSICO ON PAGE 44.

[Graphic]
     WHAT IS A FOCUSED FUND?

     A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.



NATIONS MARSICO FOCUSED EQUITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds an eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]



       1998     1999      2000     2001
      ------   ------   -------   -------
      49.64%   53.43%   (17.09)%  (18.89)%
          *Year-to-date return as of June 30, 2002:  1.25%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  33.16%
Worst: 1st quarter 2001: -17.76%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                                     1 year   Fund*
           Primary A Shares Returns Before Taxes     -18.89% 11.47%
           Primary A Shares Returns After Taxes on
            Distributions                            -18.89% 11.29%
           Primary A Shares Returns After Taxes on
            Distributions and Sale of Fund Shares    -11.50%  9.39%
           S&P 500 (reflects no deductions for fees,
            expenses or taxes)                       -11.88%  5.67%

     * The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                                     Primary A
  (Fees paid directly from your investment)             Shares
  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)/2/
  Management fees                                        0.75%
  Other expenses                                         0.36%
                                                         -----
                                                         1.11%
  Total annual Fund operating expenses                   =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $113   $353    $612    $1,352

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 43.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.



NATIONS LARGECAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      You'll find more about
      other risks of investing in this Fund in Other important information and in the SAI.

[Graphic]
     Risks and other things to consider
     Nations LargeCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

     1994   1995  1996   1997   1998   1999    2000    2001
     ----   ----  ----   ----   ----   ----    ----    ----
     0.99% 37.02% 22.63% 32.70% 28.39% 20.66% (9.37)% (12.20)%


          *Year-to-date return as of June 30, 2002:  -13.31%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  21.13%
Worst: 3rd quarter 2001: -14.75%

[Graphic]


     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                              1 year  5 years  Fund*
          Primary A Shares Returns Before
           Taxes                              -12.20% 10.34%  13.64%
          Primary A Shares Returns After
           Taxes on Distributions             -12.56%  9.37%  12.51%
          Primary A Shares Returns After
           Taxes on Distributions and Sale
           of Fund Shares                      -7.43%  8.16%  11.07%
          S&P 500 (reflects no deductions
           for fees, expenses or taxes)       -11.88% 10.70%  14.00%

     *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
Maximum sales charge (load) imposed on purchases      none
Maximum deferred sales charge (load)                  none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                       0.40%
Other expenses                                        0.28%
                                                      ----
Total annual Fund operating expenses                  0.68%
Fee waivers and/or reimbursements                    (0.33)%
                                                      ----
                                                      0.35%
Total net expenses/2/                                 ====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $36    $184    $346     $815

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 43.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.



NATIONS MIDCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]


      2001
     ------
     (0.92)%
          *Year-to-date return as of June 30, 2002:  -3.53%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:             17.96%
Worst: 3rd quarter 2001:            -16.69%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                            1 year  Fund*
      Primary A Shares Returns Before Taxes                 -0.92% 1.73%
      Primary A Shares Returns After Taxes on Distributions -2.31% -0.60%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares                0.59%  0.93%
      S&P MidCap 400 (reflects no deductions for fees,
       expenses or taxes)                                   -0.62% 2.06%

     *The inception date of Investor A Shares is March 31, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Primary A
         (Fees paid directly from your investment)            Shares
          Maximum sales charge (load) imposed on purchases     none
          Maximum deferred sales charge (load)                 none
         ANNUAL FUND OPERATING EXPENSES/1/
         (Expenses that are deducted from the Fund's assets)
          Management fees                                      0.40%
          Other expenses                                       0.32%
                                                              -----
          Total annual Fund operating expenses                 0.72%
          Fee waivers and/or reimbursements                   (0.37)%
                                                              -------
                                                               0.35%
          Total net expenses/2/                               =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $36    $193    $364     $860

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 43.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.



NATIONS SMALLCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE

     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.


The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]



     1997      1998    1999    2000     2001
     -----     ----    ----    ----     ----
     27.97%   (1.65)%  5.47%   9.47%    6.06%

          *Year-to-date return as of June 30, 2002:  -0.39%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:  20.60%
Worst: 3rd quarter 1998: -20.83%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                    1 year 5 years  Fund*
      Primary A Shares Returns Before Taxes         6.06%  9.04%   9.31%
      Primary A Shares Returns After Taxes on
       Distributions                                5.36%  8.45%   8.73%
      Primary A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares        4.13%  7.18%   7.43%
      S&P SmallCap 600 (reflects no deductions for
       fees, expenses or taxes)                     6.51%  10.65%  11.63%

     *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary A
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Other expenses                                       0.36%
                                                      -----
 Total annual Fund operating expenses                 0.76%
 Fee waivers and/or reimbursements                   (0.36)%
                                                     -------
                                                      0.40%
 Total net expenses/2/                                =====

  /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

  /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary A Shares  $41    $207    $387     $909

[Graphic]
     ABOUT THE SUB-ADVISERS

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL, INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.

                                         [Graphic]

      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND MR. GENDELMAN AND INVESCO ON PAGE 44 AND PUTNAM ON PAGE 45.

[Graphic]
     WHY INVEST IN AN
     INTERNATIONAL STOCK FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.




NATIONS INTERNATIONAL EQUITY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  .Marsico Capital combines "top-down," allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  .INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  .Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations International Equity Fund has the following risks:

      .Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

     1992        1993      1994     1995     1996      1997      1998      1999      2000      2001
     -----       -----     -----    -----    -----     -----     -----     -----     -----     -----
     (8.57)%     27.21%    2.60%    8.45%    8.47%     1.27%     16.46%    39.49%   (15.13)% (20.66)%


          *Year-to-date returns as of June 30, 2002:  0.63%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1999:   28.59%
                        Worst: 3rd quarter 2001: -14.03%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                        1 year  5 years 10 years  Fund*
        Primary A Shares Returns Before
         Taxes                          -20.66%  2.07%   4.52%    4.90%
        Primary A Shares Returns After
         Taxes on Distributions         -20.67%  0.00%   3.16%    3.56%
        Primary A Shares Returns After
         Taxes on Distributions and
         Sale of Fund Shares            -12.58%  1.22%   3.37%    3.71%
        MSCI EAFE Index (reflects no
         deductions for fees, expenses
         or taxes)                      -21.44%  0.89%   4.46%    4.92%

     *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                                                 Primary A
   (Fees paid directly from your investment)                         Shares
   Maximum sales charge (load) imposed on purchases                   none
   Maximum deferred sales charge (load)                               none
   Redemption fee (as a percentage of total redemption proceeds)/1/   2.00%

          ANNUAL FUND OPERATING EXPENSES/2/
          (Expenses that are deducted from the Fund's assets)/3/
                  Management fees                                0.80%
                  Other expenses                                 0.36%
                                                                 -----
                                                                 1.16%
                  Total annual Fund operating expenses           =====

     /1/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     /2/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /3/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
                Primary A Shares  $118   $368    $638    $1,409

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   EachFund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

       If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pay BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                         Maximum  Actual fee
                                         advisory  paid last
                                           fee    fiscal year
Nations Bond Fund                         0.40%      0.40%
Nations Value Fund                        0.65%      0.65%
Nations Marsico Focused Equities Fund/1/  0.75%      0.75%
Nations LargeCap Index Fund               0.40%      0.07%
Nations MidCap Index Fund                 0.40%      0.03%
Nations SmallCap Index Fund               0.40%      0.04%
Nations International Equity Fund/1/      0.80%      0.80%

     /1/ These funds don't have their own investment adviser because they invest in Nations Marsico Focused Equities Master Portfolio and Nations International Equity Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

.. change, add or terminate one or more sub-advisers;

.. continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

.. materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                               BACAP Team
Nations Bond Fund                                  Fixed Income Management Team
Nations Value Fund                                 Value Strategies Team
Nations LargeCap Index Fund                        Quantitative Strategies Team
Nations MidCap Index Fund                          Quantitative Strategies Team
Nations SmallCap Index Fund                        Quantitative Strategies Team

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     MARSICO CAPITAL
     MANAGEMENT, LLC
     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202



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     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A), INC.

     1360 PEACHTREE STREET, N.E.
     ATLANTA, GEORGIA 30309



MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico Focused Equities Master Portfolio
Marsico Capital is a co-investment sub-adviser to:

  .Nations International Equity Master Portfolio
Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

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     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109

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     STEPHENS INC.

     111 CENTER STREET LITTLE ROCK, ARKANSAS 72201

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

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     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust, which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:


Government Bond Fund     0.22%
Stock Funds              0.23%
Index Funds              0.23%
International Stock Fund 0.22%

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment

--------------------------------------------------------------------------------

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     When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers

    .institutional investors

    .charitable foundations

    .endowments

    .other Funds in Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

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     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

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     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

REDEMPTION FEES
Nations International Equity Fund may assess, subject to exceptions described below, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. You won't pay a redemption fee on the following transactions:

    . shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code) of a shareholder, including a registered joint owner
    . distribution from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

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     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


       .the following retirement plan distributions:
          .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in case of a "key employee" of a "top heavy" plan)
          .distributions from an IRA or Custodial Account under Section
           403(b)(7) of the tax code, following attainment of age 59 1/2
          .a tax-free return of an excess contribution to an IRA
          .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code
       .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks
       .shares sold under our right to liquidate a shareholder's account including instances where the aggregate net asset value of Primary A Shares held in the account is less than the minimum account size
       .shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program
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     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary A Shares at net asset value per share.

         .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

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     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
     YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

         .Nations International Equity Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see About your investment -- Buying, selling and exchanging shares -- Redemption fees for details.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

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     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also know as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Fund, Nations International Equity Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see About your investment -- Buying, selling and exchanging share -- Redemption fees for details.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                              Frequency of  Frequency of
                                             declaration of  payment of
                                                 income        income
       Fund                                  distributions  distributions
       Nations Bond Fund                         daily         monthly
       Nations Value Fund                      quarterly      quarterly
       Nations Marsico Focused Equities Fund   annually       annually
       Nations LargeCap Index Fund             annually       annually
       Nations MidCap Index Fund               annually       annually
       Nations SmallCap Index Fund             annually       annually
       Nations International Equity Fund       annually       annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

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     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES
Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. You'll generally be required to:

  .include in your gross income your proportional amount of foreign income taxes paid by the fund

  .treat this amount as foreign income taxes you paid directly

  .either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights


The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                           YEAR ENDED     YEAR ENDED   YEAR ENDED YEAR ENDED   YEAR ENDED
PRIMARY A SHARES           03/31/02#       03/31/01     03/31/00   03/31/99     03/31/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of year               $9.78        $9.37      $9.93        $10.03         $9.62
Net investment income            0.54          0.62       0.59         0.59          0.58
Net realized and
 unrealized gain/(loss)
 on investments                 (0.12)         0.41      (0.52)       (0.04)         0.41
Net increase/(decrease)
 in net asset value from
 operations                      0.42          1.03       0.07         0.55          0.99
LESS DISTRIBUTIONS:
Dividends from net
 investment income              (0.54)        (0.62)     (0.59)       (0.59)        (0.58)
Distributions from net
 realized capital gains           --            --       (0.04)       (0.06)          --
Total dividends and
 distributions                  (0.54)        (0.62)     (0.63)       (0.65)        (0.58)
Net asset value, end of
 year                            $9.66        $9.78      $9.37        $9.93         $10.03
TOTAL RETURN++                   4.33%        11.39%     0.97%        5.61%         10.53%
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RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year
(in 000's)                     $2,256,647   $2,333,703 $1,793,913   $1,798,155    $1,681,990
Ratio of operating
 expenses to average net
 assets                       0.68%(a)(b)    0.67%(a)    0.67%       0.68%(a)     0.72%(a)(b)
Ratio of net investment
 income to average
 net assets                      5.41%        6.53%      6.20%        5.86%          5.86%
Portfolio turnover rate          314%          120%       63%          107%          244%
Ratio of operating
 expenses to average net
 assets
 without waivers and/or
 expense reimbursements        0.68% (a)     0.67%(a)    0.69%       0.78%(a)      0.83%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PRIMARY A SHARES      03/31/02#       03/31/01      03/31/00#      03/31/99#      03/31/98#
OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year         $12.39         $16.24         $18.16         $19.92        $17.87
Net investment
 income                     0.12           0.17           0.11           0.13          0.20
Net realized and
 unrealized
 gain/(loss) on
 investments                0.58          (0.42)         (0.06)          0.64          5.98
Net
 increase/(decrease)
 in net asset value
 from
  operations                0.70          (0.25)          0.05           0.77          6.18
LESS DISTRIBUTIONS:
Dividends from net
 investment income         (0.10)         (0.18)         (0.11)         (0.14)        (0.19)
Distributions from
 net realized
 capital gains             (1.03)         (3.42)         (1.86)         (2.39)        (3.94)
Total dividends and
 distributions             (1.13)         (3.60)         (1.97)         (2.53)        (4.13)
Net asset value,
 end of year               $11.96         $12.39         $16.24         $18.16        $19.92
TOTAL RETURN++             5.64%          (1.97)%        (0.16)%         4.15%        38.53%
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RATIOS TO AVERAGE
 NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (in 000's)          $513,206       $844,432      $1,290,572     $1,939,704    $2,248,460
Ratio of operating
 expenses to
 average net assets     0.95% (a)(b)    0.94%(a)(b)    0.93%(a)(b)    0.94%(a)(b)    0.95%(a)
Ratio of net
 investment income
 to average
 net assets                1.02%           1.28%          0.65%          0.76%        1.04%
Portfolio turnover
 rate                       135%           181%            95%            38%          79%
Ratio of operating
 expenses to
 average net asset
 without waivers
 and/or expense
 reimbursements           0.95%(a)       0.94%(a)       0.93%(a)       0.94%(a)      0.95%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED  PERIOD ENDED
PRIMARY A SHARES                   03/31/02#   03/31/01  03/31/00#   03/31/99#    03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of
 period                               $15.37     $22.59      $16.69      $12.13       $10.00
Net investment income/(loss)          (0.05)     (0.01)      (0.01)      (0.01)       (0.01)
Net realized and unrealized
 gain/(loss) on investments            0.55      (7.13)       6.14        4.58         2.14
Net increase/(decrease) in net
 asset value from operations           0.50      (7.14)       6.13        4.57         2.13
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gains                          --       (0.08)      (0.23)      (0.01)         --
Net asset value, end of period        $15.87     $15.37      $22.59      $16.69       $12.13
Total return++                        3.25%     (31.67)%     37.13%      37.73%       21.30%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $346,435   $354,798    $326,745    $105,458      $8,808
Ratio of operating expenses to
 average net assets                   1.11%      1.09%      1.16%(a)    1.06%(a)     1.52%+(a)
Ratio of net investment
 income/(loss) to  average net
 assets                              (0.33)%    (0.05)%     (0.35)%      0.05%       (0.30)%+
Portfolio turnover rate                 --         --        53%(b)       177%          25%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                       1.11%      1.09%      1.16%(a)    1.06%(a)     1.52%+(a)

                                 * Nations Marsico Focused Equities Fund
                                 Primary A Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS LARGECAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED  YEAR ENDED
PRIMARY A SHARES           03/31/02#      03/31/01#      03/31/00#       03/31/99   03/31/98#
OPERATING PERFORMANCE:
Net asset value,
 beginning of year              $22.35         $28.90         $25.06        $22.41      $15.89
Net investment income            0.24           0.24           0.26          0.26        0.46
Net realized and
 unrealized gain/(loss)
 on investments                 (0.27)         (6.55)          4.09          3.63        7.11
Net increase/(decrease)
 in net asset value from
 operations                     (0.03)         (6.31)          4.35          3.89        7.38
LESS DISTRIBUTIONS:
Dividends from net
 investment income              (0.23)         (0.24)         (0.25)        (0.25)      (0.27)
Distributions from net
 realized capital gains           --          (0.00)##        (0.26)        (0.99)      (0.59)
Total dividends and
 distributions                  (0.23)         (0.24)         (0.51)        (1.24)      (0.86)
Net asset value, end of
 year                           $22.09         $22.35         $28.90        $25.06      $22.41
TOTAL RETURN++                  (0.09)%       (21.94)%        17.58%        18.26%      47.38%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in 000's)                   $1,283,450     $2,021,690     $2,826,486     $933,313    $656,523
Ratio of operating
 expenses to average net
 assets                       0.35%(a)(b)    0.35%(a)(b)    0.35%(a)(b)    0.35%(a)    0.35%(a)
Ratio of operating
 expenses to average net
 assets including
 interest expense                 --             --             --            --       0.36%(a)
Ratio of net investment
 income to average net
 assets                          1.05%          0.88%          0.96%        1.17%       1.39%
Portfolio turnover rate           7%             8%             7%            4%         26%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                0.68%(a)       0.68%(a)       0.71%(a)      0.71%(a)    0.66%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR ENDED PERIOD ENDED
PRIMARY A SHARES                                             03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period                           $8.39       $10.00
Net investment income                                           0.07        0.08
Net realized and unrealized gain/(loss) on investments          1.46       (0.72)
Net increase/(decrease) in net asset value from operations      1.53       (0.64)
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.06)      (0.08)
Distributions from net realized capital gains                  (0.55)      (0.89)
Total dividends and distributions                              (0.61)      (0.97)
Net asset value, end of period                                 $9.31       $8.39
Total return++                                                 18.29%     (7.27)%
-----------------------------------------------------------  -----------------------
-----------------------------------------------------------  -----------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $679,205    $342,503
Ratio of operating expenses to average net assets             0.35%(a)    0.35%(a)
Ratio of operating expenses to average net assets including
 interest expense                                                --       0.36%(a)
Ratio of net investment income to average net assets           0.82%       0.82%
Portfolio turnover rate                                         16%         69%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                        0.72%(a)    0.75%(a)

                                 * MidCap Index Fund Primary A Shares commenced operations on March 31, 2000.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                    YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED
PRIMARY A SHARES                    03/31/02#   03/31/01#   03/31/00#  03/31/99#    03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year    $13.24      $13.53      $11.04     $14.10       $9.83
Net investment income                  0.06        0.08        0.04       0.06        0.06
Net realized and unrealized
 gain/(loss) on investments            2.73       (0.31)       2.49      (2.92)       4.58
Net increase/(decrease) in net
 asset value from operations           2.79       (0.23)       2.53      (2.86)       4.64
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (0.07)      (0.06)      (0.04)     (0.06)      (0.06)
Distributions from net realized
 capital gains                        (0.33)        --          --       (0.14)      (0.31)
Total dividends and distributions     (0.40)      (0.06)      (0.04)     (0.20)      (0.37)
Net asset value, end of year          $15.63      $13.24      $13.53     $11.04      $14.10
Total return++                        21.30%      (1.74)%     22.97%    (20.50)%     47.71%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)   $499,084    $256,465    $196,593   $189,379    $102,437
Ratio of operating expenses to
 average net assets                 0.40%(a)(b) 0.41%(a)(b)  0.50%(a)  0.50%(a)(b) 0.50%(a)(b)
Ratio of operating expenses to
 average net assets including
 interest expense                       --          --       0.51%(a)      --          --
Ratio of net investment income to
 average net assets                    0.46%       0.56%      0.35%       0.52%       0.52%
Portfolio turnover rate                 18%         65%        53%         65%         62%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      0.76%(a)    0.79%(a)    0.77%(a)   0.82%(a)    1.02%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERNATIONAL EQUITY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED
PRIMARY A SHARES                           03/31/02#  03/31/01#  03/31/00#   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year            $11.12     $16.74      $14.12    $14.81     $13.13
Net investment income                          0.09       0.12        0.10      0.11       0.11
Net realized and unrealized gain/(loss) on
 investments                                  (0.72)     (4.47)       4.91      0.39       1.95
Net increase/(decrease) in net asset value
 from operations                              (0.63)     (4.35)       5.01      0.50       2.06
LESS DISTRIBUTIONS:
Dividends from net investment income           - ##      (0.11)      (0.06)    (0.12)     (0.22)
Distributions from net realized capital
 gains                                          -        (1.16)      (2.33)    (1.07)     (0.16)
Total dividends and distributions              - ##      (1.27)      (2.39)    (1.19)     (0.38)
Net asset value, end of year                  $10.49     $11.12      $16.74    $14.12     $14.81
Total return++                               (5.65)%    (27.40)%     39.85%    3.68%      16.06%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)           $474,738   $724,572    $866,731  $743,861   $885,329
Ratio of operating expenses to average net
 assets                                       1.16%      1.15%       1.14%     1.13%      1.14%
Ratio of net investment income to average
 net assets                                   0.88%      0.89%       0.69%     0.79%      0.76%
Portfolio turnover rate                         -          --       129%###     146%       64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               1.16%      1.16%       1.18%     1.13%      1.14%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $(0.01) per share.
                                 ### Amount represents results prior to
                                 conversion to a master-feeder structure.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.




[Graphic]
      Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 /- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1 /- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

     /1/ S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
        Where to find more information

You'll find more information about Nations Funds Government Bond, Stock, Index and International Stock Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     SEC file number:
     Nations Funds Trust, 811-09645

     BANKPROPA-0802

[LOGO] Nations Funds

                                    [GRAPHIC]

Nations Research Fund
---------------------

Prospectus -- Primary A Shares

August 1, 2002

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee


[LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 18.

     YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.



This booklet, which is called a prospectus, tells you about Nations Research Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND
Nations Research Fund invests primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Research Fund focuses on long-term growth. It may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 10.



[Graphic]
        About the Fund


NATIONS RESEARCH FUND                             4
Sub-adviser: BACAP
----------------------------------------------------
OTHER IMPORTANT INFORMATION                       8
----------------------------------------------------
HOW THE FUND IS MANAGED                          10

[Graphic]
        About your investment

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares          12
  Distributions and taxes                        16
-----------------------------------------------------
TERMS USED IN THIS PROSPECTUS                    18
-----------------------------------------------------
WHERE TO FIND MORE INFORMATION           BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND 'S SUB-ADVISER. BACAP 'S EQUITY RESEARCH ANALYSTS TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 11.

[Graphic]

     THE INTEGRATION OF FUNDAMENTAL AND QUANTITATIVE RESEARCH APPROACHES PROVIDES COMPLEMENTARY INSIGHT INTO A COMPANY'S CAPACITY FOR SUSTAINING LONG-TERM GROWTH AND THE POTENTIAL FOR BETTER THAN EXPECTED NEAR-TERM PERFORMANCE.



NATIONS RESEARCH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in securities that are believed to be the best ideas of BACAP's team of equity research analysts. BACAP's research process seeks to identify mid-and large capitalization U.S. companies believed to have the greatest potential for capital appreciation. The Fund normally invests at least 80% of its assets in equity securities of U.S. companies and will typically hold between 50 and 100 securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses the Russell 1000 Index as a general baseline for the Fund's sector diversification and industry group weighting. Then, within these sectors and industry groups, the stock selection process integrates fundamental and quantitative analysis. Starting with a universe of companies with market capitalizations of at least $1 billion, the team performs primary research which includes talking to company management at senior and other levels, suppliers, distributors, customers and competitors in order to form a comprehensive picture of the company within the context of its industry.

Quantitative analysis, which considers growth, momentum and valuation factors, is then overlaid by the team in order to determine individual stock weightings. Quantitative analysis is also used to create risk control parameters.

A security may be sold when its price reaches the target set by the team, when the company's growth prospects are seen as deteriorating, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Research Fund has the following risks:

      .Investment strategy risk - The Fund's team chooses stocks it believes have the potential for capital appreciation. There is a risk that the value of these investments will not rise as expected, or will fall. The analysts on the team invest the Fund's assets in securities that they believe to be their best ideas. However, these ideas are also provided to other individuals and entities that may or may not decide to make the same or similar investment decisions based on these ideas.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND 'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES                                    Primary A
          (Fees paid directly from your investment)            Shares
           Maximum sales charge (load) imposed on purchases     none
           Maximum deferred sales charge (load)                 none

          ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from the Fund's assets)
           Management fees                                      0.65%
           Other expenses/1/                                    0.65%
                                                                -----
           Total annual Fund operating expenses                 1.30%
           Fee waivers and/or reimbursements                   (0.05)%
                                                               -------
           Total net expenses /2/                               1.25%
                                                                =====

   /1/Other expenses are based on estimates for the current fiscal year.
   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

         .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years
                        Primary A Shares  $127   $407

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The analysts can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The annual portfolio turnover rate for Nations Research Fund is expected to be no more than 150%.

[Graphic]
    BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA
     28255



[Graphic]
       HOW THE FUND IS MANAGED

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for this Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                      Maximum
                      advisory
                        fee
Nations Research Fund  0.65%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund will inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA
     28255



[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations Research Fund. BACAP's Equity Research Analysts Team makes the day-to-day investment decisions for the Fund.

OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for the services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
       Buying, selling and exchanging shares


This prospectus offers Primary A Shares of the Fund. Here are some general rules about this class of shares:

  .Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers

    .institutional investors

    .charitable foundations

    .endowments

    .other Funds in the Nations Funds Family

  .The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary A Shares at net asset value per share.

         .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

       .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

       .under certain other circumstances allowed under the 1940 Act

[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

       .You can exchange Primary A Shares of the Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
    THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of the Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Credit Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately
2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
      Where to find more information

You'll find more information about Nations Research Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     SEC file number:
     Nations Funds Trust, 811-09645

     RESRCHPROPA-0802

[LOGO] Nations Funds

                                    [GRAPHIC]


Nations LifeGoal Portfolios
------------------------------
Prospectus -- Primary B Shares

August 1, 2002

Nations LifeGoal Growth Portfolio

Nations LifeGoal Balanced Growth Portfolio

Nations LifeGoal Income and Growth Portfolio


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 43.

     YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.


This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION
Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS
Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?
When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
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     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     BA ADVISORS AND BACAP
     STARTING ON PAGE 30.


[Graphic]
     About the Portfolios

           NATIONS LIFEGOAL GROWTH PORTFOLIO                    5
           Sub-adviser: BACAP
           ------------------------------------------------------
           NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO          10
           Sub-adviser: BACAP
           ------------------------------------------------------
           NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO        17
           Sub-adviser: BACAP
           ------------------------------------------------------
           ABOUT THE NATIONS FUNDS                             24
           ------------------------------------------------------
           OTHER IMPORTANT INFORMATION                         28
           ------------------------------------------------------
           HOW THE PORTFOLIOS ARE MANAGED                      30

[Graphic]
     About your investment

           INFORMATION FOR INVESTORS
             Buying, selling and exchanging shares             35
             How selling and servicing agents are paid         38
             Distributions and taxes                           39
           ------------------------------------------------------
           FINANCIAL HIGHLIGHTS                                41
           ------------------------------------------------------
           TERMS USED IN THIS PROSPECTUS                       43
           ------------------------------------------------------
           WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 31.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations FundS AND IN THE SAI.





NATIONS LIFEGOAL GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Stock and International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy
  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds
  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories
  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

 Nations LifeGoal Growth Portfolio                   Target allocation for each
 can invest in:                                      Fund category:
 Large-capitalization stock funds                              30-70%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                                10-30%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                              5-20%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                              10-30%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Emerging markets stock fund                                    0-5%
   Nations Emerging Markets Fund

*Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7584 FOR A COPY.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - The Portfolio allocates assets to Funds that invest in securities of companies in emerging markets. Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Technology and technology-related risk - The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1998     1999    2000       2001
     ------   ------   -----     ------
     10.17%   25.31%   4.34%    (14.51)%

          *Year-to-date return as of June 30, 2002:  -6.80%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:   23.37%
Worst: 3rd quarter 2001: -17.75%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

[Graphic]
     THERE ARE TWO KINDS OF FEES --
     SHAREHOLDER FEES YOU PAY
     DIRECTLY, AND ANNUAL PORTFOLIO
     OPERATING EXPENSES THAT ARE
     DEDUCTED FROM A PORTFOLIO'S
     ASSETS AND FROM THE ASSETS OF THE
     NATIONS FUNDS THE PORTFOLIO
     INVESTS IN.

     TOTAL NET EXPENSES ARE ACTUAL
     EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS.

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Primary B Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         Life of
                                                              1 year      Fund*
     Primary B Shares Returns Before Taxes                    -14.51%     4.27%
     Primary B Shares Returns After Taxes on Distributions    -14.51%     1.76%
     Primary B Shares Returns After Taxes on Distributions
      and Sale of Portfolio Shares                             -8.83%     2.66%
     S&P 500 (reflects no deductions for fees, expenses or
      taxes)                                                  -11.88%     6.03%

     *The inception date of Primary B Shares is September 19, 1997. The return for the index shown is from that date.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER FEES
   (Fees paid directly from your investment)                Primary B Shares
       Maximum sales charge (load) imposed on purchases          none
       Maximum deferred sales charge (load)                      none

       ANNUAL PORTFOLIO OPERATING EXPENSES/1/
   (Expenses that are deducted from the Portfolio's assets)
       Management fees                                           0.25%
       Shareholder administration fees                           0.60%
                                                                 ----
       Total annual Portfolio operating expenses                 0.85%
       Fee waivers                                              (0.10)%
                                                                 ----
                                                                (0.75)%
       Total net expenses/2/                                     ====

     /1/ The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR
     ACTUAL COSTS COULD BE HIGHER OR
     LOWER, DEPENDING ON THE AMOUNT
     YOU INVEST, AND ON THE PORTFOLIO'S
     ACTUAL EXPENSES AND
     PERFORMANCE.



INDIRECT EXPENSES
The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.98% and 1.33% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

  .the amount the Portfolio expects to invest in each Fund, based on the target allocation

  .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

EXAMPLE
This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

This example assumes:

  .you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

  .you reinvest all dividends and distributions in the Portfolio

  .your investment has a 5% return each year

  .the Portfolio's operating expenses remain the same as shown in the table above

  .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

  .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary B Shares  $193   $699   $1,231   $2,689

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 31.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.




NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7854 FOR A COPY.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



Nations LifeGoal Balanced Growth                   Target allocation for each
Portfolio can invest in:                           Fund category:
Large-capitalization stock funds                             15-40%
  Nations Value Fund
  Nations Strategic Growth Fund
  Nations Capital Growth Fund
  Nations Marsico Focused Equities Fund
Mid-capitalization stock funds                               5-15%
  Nations MidCap Value Fund
  Nations MidCap Growth Fund
Small-capitalization stock funds                             5-15%
  Nations SmallCap Value Fund
  Nations Small Company Fund
International/Global stock funds                             5-15%
  Nations International Value Fund*
  Nations International Equity Fund
  Nations Marsico International Opportunities Fund
Government & corporate bond funds                            35-60%
  Nations Bond Fund
  International Bond Portfolio
High yield bond fund                                         0-10%
  Nations High Yield Bond Fund

*Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Balanced Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                    [CHART]

 1998     1999     2000     2001
 -----    -----    -----    -----
 11.27%   14.03%   6.69%   (3.35)%


          *Year-to-date return as of June 30, 2002:  -3.56%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  12.22%
Worst: 3rd quarter 1998: -9.02%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Primary B Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, Asset-Backed Securities Index and the Mortgaged-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                      1 year  Portfolio*
Primary B Shares Returns Before Taxes                 -3.35%    6.63%
Primary B Shares Returns After Taxes on Distributions -4.65%    3.78%
Primary B Shares Returns After Taxes on Distributions
 and Sale of Portfolio Shares                         -1.87%    4.10%
S&P 500 (reflects no deductions for fees, expenses or
 taxes)                                               -11.88%   5.69%
Lehman Aggregate Bond Index (reflects no
 deductions for fees, expenses or taxes)               8.44%    7.06%

     *The inception date of Primary B Shares is August 4, 1997. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                Primary B Shares
    Maximum sales charge (load) imposed on purchases          none
    Maximum deferred sales charge (load)                      none

ANNUAL PORTFOLIO OPERATING EXPENSES/1/
(Expenses that are deducted from the Portfolio's assets)
    Management fees                                           0.25%
    Shareholder administration fees                           0.60%
                                                              ----
    Total annual Portfolio operating expenses                 0.85%
    Fee waivers                                              (0.10)%
                                                              ----
                                                              0.75%
    Total net expenses/2/                                     ====

     /1/ The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.46% and 1.07% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire in July 31, 2003), and is based on:

       .the amount the Portfolio expects to invest in each Fund, based on the target allocation

       .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. This example assumes:

       .you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Portfolio

       .your investment has a 5% return each year

       .the Portfolio's operating expenses remain the same as shown in the table above

       .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary B Shares  $154   $540    $952    $2,102

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 31.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.


NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Government & Corporate Bond Funds, but may also invest in Nations Funds Stock, International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION
     ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other
     important information
     AND IN THE SAI.



 Nations LifeGoal Income and Growth Portfolio       Target allocation for each
 can invest in:                                     Fund category:
 Large-capitalization stock funds                             10-30%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                               0-10%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                             0-10%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                             0-10%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Government & corporate bond funds                            50-90%
   Nations Short-Term Income Fund
   Nations Bond Fund
   International Bond Portfolio
 High yield bond fund                                         0-10%
   Nations High Yield Bond Fund
 Money market fund                                            0-20%
   Nations Cash Reserves

* Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER

     Nations LifeGoal Income and Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.




      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1997    1998     1999    2000    2001
     -----   -----    -----   -----  ------
     8.50%   10.25%   6.15%   5.72   (0.54)%

          *Year-to-date return as of June 30, 2002:   -2.76%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1998:   6.23%
                        Worst: 3rd quarter 2001: -3.49%

[Graphic]
     THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                Life of
                                               1 year  5 Years Portfolio*
      Investor A Shares Returns Before Taxes   -3.46%  5.28%     5.48%
      Investor A Shares Returns After Taxes on
       Distributions                           -4.87%  3.15%     3.23%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Portfolio
       Shares                                  -2.05%  3.22%     3.31%
      S&P 500 (reflects no deductions for
       fees, expenses or taxes)                -11.88% 10.70%    11.47%
      Lehman Aggregate Bond Index (reflects
       no deductions for fees, expenses or
       taxes)                                   8.44%  7.43%     7.34%

     *The inception date of Investor A Shares is October 15, 1996. The returns for the indices shown are from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                Primary B Shares
Maximum sales charge (load) imposed on purchases               none
Maximum deferred sales charge (load)                           none

ANNUAL PORTFOLIO OPERATING EXPENSES/1/
(Expenses that are deducted from the Portfolio's assets)
Management fees                                               0.25%
Shareholder administration fees                               0.60%
                                                              -----
Total annual Portfolio operating expenses                     0.85%
Fee waivers                                                  (0.10)%
                                                             -------
Total net expenses/2/                                         0.75%
                                                              =====

     /1/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.18% and 0.97% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:
       .the amount the Portfolio expects to invest in each Fund, based on the target allocation
       .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:
       .you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods
       .you reinvest all dividends and distributions in the Portfolio
       .your investment has a 5% return each year
       .the Portfolio's operating expenses remain the same as shown in the table above
       .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples
       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 year 3 years 5 years 10 years
Primary B Shares  $135   $470    $828    $1,837

About the Nations Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION
You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
STOCK FUNDS
Nations Value Fund              Growth of capital by investing in          . at least 80% of its assets in common stocks
                                companies that are believed to be            of U.S. companies. The Fund generally invests in
                                undervalued.                                 companies in a broad range of industries with
                                                                             market capitalizations of at least $1 billion and
                                                                             daily trading volumes of at least $3 million
---------------------------------------------------------------------------------------------------------------------------------
Nations Strategic Growth Fund   Long-term growth of capital.               NationsStrategic Growth Master Portfolio. The
                                                                           Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                             companies selected from most major industry
                                                                             sectors
                                                                           . The Master Portfolio normally holds 60 to 80
                                                                             securities, which include common stocks,
                                                                             preferred stocks and convertible securities
---------------------------------------------------------------------------------------------------------------------------------
Nations Capital Growth Fund     Growth of capital by investing in          . at least 65% of its assets in common stocks of
                                companies that are believed to have          companies that have one or more of the following
                                superior earnings growth potential.          characteristics:
                                                                            .above-average earnings growth compared with
                                                                             the Russell 1000 Growth Index
                                                                            .established operating histories, strong balance
                                                                             sheets and favorable financial performance
                                                                            .above-average return on equity compared with
                                                                             the Russell 1000 Growth Index
---------------------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused         Long-term growth of capital.               NationsMarsico Focused Equities Master Portfolio.
Equities Fund                                                              The Master Portfolio invests:
                                                                           . at least 80% of its assets in equity securities. The
                                                                             investments mostly consist of equity securities of
                                                                             large capitalization companies. The Master
                                                                             Portfolio, which is non-diversified, generally
                                                                             holds a core position of 20 to 30 common stocks
                                                                           . up to 25% of its assets in foreign securities
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Value Fund       Long-term growth of capital with income    . at least 80% of its assets in equity securities of
                                as a secondary consideration.                U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell MidCap Value Index and that are believed
                                                                             to have the potential for long-term growth of
                                                                             capital
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Growth Fund      Capital appreciation by investing in       . at least 80% of its assets in U.S. companies
                                emerging growth companies that are           whose market capitalizations are within the range
                                believed to have superior long-term          of companies within the Russell MidCap Growth
                                earnings growth prospects.                   Index and that are believed to have the potential
                                                                             for long-term growth of capital. The Fund
                                                                             generally holds securities of between 60 and 100
                                                                             issuers, which include common stocks, preferred
                                                                             stocks and convertible securities such as
                                                                             warrants, rights and convertible debt
---------------------------------------------------------------------------------------------------------------------------------
Nations SmallCap Value Fund     Long-term growth of capital by investing   Nations SmallCap Value Master Portfolio. The
                                in companies believed to be                Master Portfolio invests:
                                undervalued.                               . at least 80% of its assets in equity securities of
                                                                             U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell 2000 Value Index and that are believed to
                                                                             have the potential for long-term growth of capital
---------------------------------------------------------------------------------------------------------------------------------
Nations Small Company Fund      Long-term capital growth by investing      . at least 80% of its assets in companies with a
                                primarily in equity securities.              market capitalization of $2 billion or less. The
                                                                             Fund usually holds 75 to 130 equity securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
INTERNATIONAL/GLOBAL STOCK
 FUNDS
Nations International Value    Long-term capital appreciation by           Nations International Value Master Portfolio. The
 Fund                          investing primarily in equity securities of Master Portfolio invests:
(closed to new investments)    foreign issuers, including emerging         . at least 65% of its assets in foreign companies
                               markets countries.                           anywhere in the world that have a market
                                                                            capitalization of more than $1 billion at the time
                                                                            of investment. The Master Portfolio typically
                                                                            invests in at least three countries other than the
                                                                            United States at any one time
---------------------------------------------------------------------------------------------------------------------------------
Nations International Equity   Long-term capital growth by investing       Nations International Equity Master Portfolio. The
 Fund                          primarily in equity securities of non-U.S.  Master Portfolio invests:
                               companies in Europe, Australia, the Far     . at least 80% of its assets in established
                               East and other regions, including            companies located in at least three countries
                               developing countries.                        other than the United States. The investment
                                                                            managers select countries, including emerging
                                                                            market or developing countries, that they believe
                                                                            have the potential for growth
                                                                           . primarily in equity securities, which may include
                                                                            equity interests in foreign investment funds or
                                                                            trusts, convertible securities, real estate
                                                                            investment trust securities and depositary receipts
---------------------------------------------------------------------------------------------------------------------------------
Nations Marsico International  Long-term growth of capital                 Nations Marsico International Opportunities Master
 Opportunities Fund                                                        Portfolio. The Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                            foreign companies selected for their long-term
                                                                            growth potential. While the Master Portfolio may
                                                                            invest in companies of any size, it focuses on
                                                                            large companies. The Master Portfolio normally
                                                                            invests in issuers from at least three countries
                                                                            other than the United States and generally holds
                                                                            a core position of 35 to 50 common stocks
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS STOCK FUND
Nations Emerging Markets Fund  Long-term capital growth by investing       . at least 80% of its assets in companies in
                               primarily in equity securities of            emerging markets or developing countries. The
                               companies in emerging market                 Fund typically invests in securities of companies
                               countries, such as those in Latin            in at least three emerging markets countries at
                               America, Eastern Europe, the Pacific         any one time
                               Basin, the Far East and India.              . normally invests in common stocks, preferred
                                                                            stocks, convertible securities, equity interests in
                                                                            foreign investment funds or trusts, and
                                                                            depositary receipts
                                                                           . may invest in foreign currency exchange
                                                                            contracts to convert foreign currencies to and
                                                                            from the U.S. dollar, and to hedge against
                                                                            changes in foreign currency exchange rates
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT & CORPORATE BOND
 FUNDS
Nations Short-Term Income Fund High current income consistent with         . at least 80% of its assets in income-producing
                               minimal fluctuations of principal.           securities
                                                                           . at least 65% of its total assets in investment
                                                                            grade fixed income securities. The team may
                                                                            choose unrated securities if it believes they are of
                                                                            comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, mortgage-related securities
                                                                            issued by governments, asset-backed securities
                                                                            or U.S. government obligations
---------------------------------------------------------------------------------------------------------------------------------
Nations Bond Fund              Total return by investing in investment     . at least 80% of its assets in bonds
                               grade fixed income securities.              . at least 65% of its assets in investment grade fixed
                                                                            income securities. The portfolio management team
                                                                            may choose unrated securities if it believes they
                                                                            are of comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, U.S. government obligations,
                                                                            foreign debt securities denominated in U.S.
                                                                            dollars, mortgage-related securities, asset-
                                                                            backed securities or municipal securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective          What the Fund/Portfolio invests in
                               ------------------------------------------- -----------------------------------------------------

International Bond Portfolio   Maximize total return by investing in a     . at least 80% of its assets in foreign bonds (which
                               diversified portfolio of bonds of primarily  may be collateralized with U.S. cash equivalents)
                               non-U.S. issuers.                           . non-U.S. government and agency securities;
                                                                            investment grade foreign debt securities; foreign
                                                                            high yield securities rated at least "B" by at least
                                                                            one NRSRO
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Nations High Yield Bond Fund   Maximum income by investing in a            Nations High Yield Bond Master Portfolio. The
                               diversified portfolio of high yield debt    Master Portfolio invests:
                               securities.                                 . at least 80% of its assets in domestic and foreign
                                                                            corporate high yield debt securities which are not
                                                                            rated investment grade but generally will be rated
                                                                            "Ba" or "B" by Moody's Investors Service, Inc. or
                                                                            "BB" or "B" by Standard & Poor's Corporation
                                                                           . primarily in U.S. government obligations, zero-
                                                                            coupon bonds, as well as domestic corporate high
                                                                            yield debt securities and U.S. dollar-denominated
                                                                            foreign corporate high yield debt securities, both
                                                                            of which include private placements
                                                                           . up to 25% of its assets in equity securities which
                                                                            may include convertible securities
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Nations Cash Reserves          Preservation of principal value and         . money market instruments, including commercial
                               maintenance of a high degree of liquidity    paper, bank obligations, short-term debt
                               while providing current income.              securities, short-term taxable municipal
                                                                            securities, repurchase agreements secured by
                                                                            first-tier securities, U.S. government obligations
                                                                            or U.S. Treasury obligations

[Graphic]
     YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.


[Graphic]
      Other important information

The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Portfolio. BA Advisors has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                    Maximum  Actual fee
                                                    advisory  paid last
                                                      fee    fiscal year
       Nations LifeGoal Growth Portfolio             0.25%      0.25%
       Nations LifeGoal Balanced Growth Portfolio    0.25%      0.25%
       Nations LifeGoal Income and Growth Portfolio  0.25%      0.25%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Portfolio's Board that the
Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Portfolio's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors' recommendations with approval only by the Portfolios' Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to all of the LifeGoal Portfolios. BACAP's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202

BACAP is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                  BACAP Team
Nations Value Fund                    Value Strategies Team
Nations Strategic Growth Fund/1/      Growth Strategies Team
Nations Capital Growth Fund           Growth Strategies Team
Nations MidCap Value Fund             Value Strategies Team
Nations MidCap Growth Fund            Growth Strategies Team
Nations SmallCap Value Fund/1/        Value Strategies Team
Nations Small Company Fund            SmallCap Strategies Team
Nations Short-Term Income Fund        Fixed Income Management Team
Nations Bond Fund                     Fixed Income Management Team
International Bond Portfolio          International Team
Nations Cash Reserves                 Cash Investment Team

     /1/ These funds don't have their own investment sub-adviser because they invest in Nations Strategic Growth Master Portfolio and Nations SmallCap Value Master Portfolio, respectively. BACAP is the investment sub-adviser to each Master Portfolio.

Nations Funds and BA Advisors have engaged other investment sub-advisers to provide day-to-day portfolio management for the underlying Nations Funds in which the Portfolios invest. These sub-advisers function under the supervision of BA Advisors and the Boards of Nations Funds.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico Focused Equities Master Portfolio

  .Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub adviser to:

  .Nations International Equity Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

[Graphic]
     BRANDES INVESTMENT
     PARTNER, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130
[Graphic]
     GARTMORE GLOBAL PARTNERS

     GARTMORE HOUSE
     8 FENCHURCH PLACE
     LONDON EC3M 4PH, ENGLAND


[Graphic]
     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A), INC.

     1360 PEACHTREE STREET, N.E.
     ATLANTA, GEORGIA 30309



James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

GARTMORE GLOBAL PARTNERS
Gartmore Global Partners is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore Global Partners was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets. Gartmore Global Partners is 100% owned by Gartmore Investment Management plc whose advisory affiliates are members of Gartmore Group. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing over $75 billion in assets. Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, United Kingdom, Sweden, Italy, Spain, Germany and Japan.

Gartmore Global Partners generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore Global Partners is the investment sub-adviser to Nations Emerging Markets Fund.

Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore Global Partners in 1995 and is a senior investment manager on the Gartmore Global Partners Emerging Markets Team. Before he joined Gartmore Global Partners, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[Graphic]
     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios.

PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Primary B Shares of the Portfolios. Here are some general rules about this class of shares:

  .Primary B Shares are generally available only to financial institutions and intermediaries that sign an account with us or Stephens. These include:

    .Bank of America and certain of its affiliates

    .brokerage firms

    .other financial institutions

  .The minimum initial investment is $1,000.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary B Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.


VALUING SECURITIES IN AN UNDERLYING FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

       .You buy Primary B Shares at net asset value per share.

       .If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

       .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

       .Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

       .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Primary B Shares of a Portfolio for Primary B Shares of any other Portfolio or Nations Fund.

         .The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

         .You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

         .The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

     [Graphic]
     How selling and servicing agents are paid

Selling and servicing agents usually receive compensation when you invest in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER ADMINISTRATION FEES
BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.60% of the average daily net assets of Primary B Shares of the Portfolios under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charge you may pay.

The Portfolios pay these fees to eligible financial institutions for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A
     PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds) trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.
TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Portfolio or Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary B Shares of Nations LifeGoal Income and Growth Portfolio are not provided because this class of shares had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LIFEGOAL GROWTH PORTFOLIO
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
PRIMARY B SHARES                                03/31/02#   03/31/01  03/31/00#   03/31/99   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $10.36     $15.43    $12.14     $12.49       $12.25
Net investment income/(loss)                       (0.03)      0.11     (0.02)      0.00         0.01
Net realized and unrealized gain/(loss) on
 investments                                        0.30      (2.31)     3.86       0.30         0.70
Net increase/(decrease) in net assets resulting
 from investment operations                         0.27      (2.20)     3.84       0.30         0.71
LESS DISTRIBUTIONS:
Distributions from net investment income            --##      (0.02)    (0.16)     (0.05)       (0.26)
Distributions from net realized capital gains       --        (2.85)    (0.39)     (0.60)       (0.21)
Total dividends and distributions                   --##      (2.87)    (0.55)     (0.65)       (0.47)
Net asset value, end of period                    $10.63     $10.36    $15.43     $12.14       $12.49
TOTAL RETURN++                                      2.63%    (16.64)%   32.40%      2.58%        6.24%
=====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $    7     $    7    $    9     $    7       $    6
Ratio of operating expenses to average net
 assets+++                                          0.75%      0.75%     0.75%      0.75%        0.75%+
Ratio of net investment income/(loss) to
 average net assets                                (0.25)%     0.31%    (0.16)%    (0.04)%       0.15%+
Portfolio turnover rate                               33%        58%      161%       159%          69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                  0.85%      0.85%       --         --           --

                    *    Nations LifeGoal Growth Portfolio Primary B Shares
                         commenced investment operations on September 19, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated and does not reflect the deduction of
                         any applicable sales charges.
                    +++  The Portfolio's expenses do not include the expenses of the underlying Funds.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
PRIMARY B SHARES                                03/31/02#   03/31/01  03/31/00#   03/31/99   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $10.34     $11.99    $10.82     $10.94       $10.95
Net investment income                               0.26       0.37      0.32       0.23         0.16
Net realized and unrealized gain/(loss) on
 investments                                        0.17      (0.70)     1.52       0.20         0.77
Net increase/(decrease) in net assets resulting
 from investment operations                         0.43      (0.33)     1.84       0.43         0.93
LESS DISTRIBUTIONS:
Distributions from net investment income           (0.26)     (0.37)    (0.38)     (0.22)       (0.44)
Distributions from net realized capital gains      (0.11)     (0.95)    (0.29)     (0.33)       (0.50)
Total dividends and distributions                  (0.37)     (1.32)    (0.67)     (0.55)       (0.94)
Net asset value, end of period                    $10.40     $10.34    $11.99     $10.82       $10.94
Total return++                                      4.14%     (2.85)%   17.73%      4.15%        9.24%
=====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  340     $  326    $  322       $276       $   26
Ratio of operating expenses to average net
 assets+++                                          0.75%      0.75%     0.75%      0.75%        0.75%+
Ratio of net investment income to average net
 assets                                             2.52%      3.19%     2.87%      2.27%        2.37%+
Portfolio turnover rate                              117%       106%      124%       121%          94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                  0.85%      0.85%       --         --           --

                    *    Nations LifeGoal Balanced Growth Portfolio Primary B
                         Shares commenced investment operations on August 4,
                         1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated and does not reflect the deduction of any applicable sales charges.
                    +++  The Portfolio's expenses do not include the expenses of the underlying Funds.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Credit Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

     /1/ S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Portfolios and is not a sponsor or affiliate of the Portfolios. S&P gives no information and makes no statements about the suitability of investing in the Portfolios or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's'' and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
        Where to find more information

You'll find more information about Nations LifeGoal Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
     Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     SEC file number:
     Nations Funds Trust, 811-09645

     LGPROPB-0802

[LOGO] Nations Funds

                                    [GRAPHIC]

Nations Managed Index Fund

Nations Short-Intermediate Government Fund
------------------------------------------

Prospectus -- Primary B Shares

August 1, 2002

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee


[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 28.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about a Nations Index Fund and a Government Bond Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
Each type of Fund has a different investment focus:

  .the Index Fund invests primarily in equity securities that are included in the S&P 500. While maintaining the industry and risk characteristics of the index, the Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  .the Government Bond Fund focuses on the potential to earn income by investing primarily in fixed income securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to provide you increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Fund focuses on long-term growth. It may be suitable for you if:

  .you have longer-term investment goals

  .it's part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 15.



[Graphic]
        About the Funds

             NATIONS MANAGED INDEX FUND                           5
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND           9
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         13
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           15


[Graphic]
      About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             18
               How selling and servicing agents are paid         22
               Distributions and taxes                           23
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                26
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       28
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 16.

[Graphic]
     WHAT IS A MANAGED INDEX FUND?

     A MANAGED INDEX FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

     WITH A MANAGED INDEX FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500.

     THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.


NATIONS MANAGED INDEX FUND


[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate
  .may offset capital gains by selling securities to realize a capital loss.
   This may reduce capital gains distributions

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

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     RISKS AND OTHER THINGS TO CONSIDER
     Nations Managed Index Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.




[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1998    1999     2000     2001
     ------  ------  --------  -------
     26.01%  17.13%  (11.39)%  (9.73)%

          *Year-to-date return as of June 30, 2002:  -3.54%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:   20.87%
Worst: 3rd quarter 2001: -14.44%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary B Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                                      1 year   Fund*
          Primary B Shares Returns Before Taxes        -9.73%  4.92%
          Primary B Shares Returns After Taxes on
           Distributions                              -11.26%  3.66%
          Primary B Shares Returns After Taxes on
           Distributions and Sale of Fund Shares       -4.37%  4.05%
          S&P 500 (reflects no deductions for fees,
           expenses or taxes)                         -11.88%  7.22%

     *The inception date of Primary B Shares is September 4, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Primary B
(Fees paid directly from your investment)            Shares
 Maximum sales charge (load) imposed on purchases     none
 Maximum deferred sales charge (load)                 none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                      0.40%
 Shareholder administration fees                      0.60%
                                                      0.35%
 Other expenses                                      -----
 Total annual Fund operating expenses                 1.35%
                                                     (0.35)%
 Fee waivers and/or reimbursements                   -------
 Total net expenses/2/                                1.00%
                                                     =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year 3 years 5 years 10 years
Primary B Shares  $102   $393    $705    $1,592

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 16.

[Graphic]
     U.S. GOVERNMENT SECURITIES

     THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

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     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with modest fluctuation of principal.

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     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

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      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


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     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Intermediate Government Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

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     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

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     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



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     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     6.87%  6.23%  0.07%  9.01%  7.08%


          *Year-to-date return as of June 30, 2002:  3.62%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2001:  4.55%
Worst: 2nd quarter 1999: -0.75%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Primary B Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                               1 year 5 years  Fund*
Primary B Shares Returns Before Taxes           7.08%  5.81%   5.97%
Primary B Shares Returns After Taxes on
 Distributions                                  5.25%  3.74%   3.88%
Primary B Shares Returns After Taxes on
 Distributions and Sale of Fund Shares          4.28%  3.61%   3.73%
Lehman Intermediate Government Bond Index
 (reflects no deductions for fees, expenses or
 taxes)                                         8.42%  7.06%   7.17%


     *The inception date of Primary B Shares is June 28, 1996. The return for the index shown is from that date.

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     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

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     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


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     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES                                             Primary B
     (Fees paid directly from your investment)                     Shares
     Maximum sales charge (load) imposed on purchases               none
     Maximum deferred sales charge (load)                           none

     ANNUAL FUND OPERATING EXPENSES/1/
     (Expenses that are deducted from the Fund's assets)
     Management fees                                                0.30%
     Shareholder administration fees                                0.60%
                                                                    0.32%
     Other expenses                                                 -----
     Total annual Fund operating expenses                           1.22%
                                                                   (0.10)%
     Fee waivers                                                   -------
     Total net expenses/2/                                          1.12%
                                                                    =====

  /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

  /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

      . the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 year 3 years 5 years 10 years
     Primary B Shares                       $114   $377    $661    $1,468

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      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short- term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

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     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



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      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                           Maximum  Actual fee
                                           advisory  paid last
                                             fee    fiscal year
Nations Managed Index Fund                  0.40%      0.15%
Nations Short-Intermediate Government Fund  0.30%      0.30%

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     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                       BACAP Team
Nations Managed Index Fund Quantitative Strategies Team
Nations Short-Intermediate
Government Fund            Fixed Income Management Team

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     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201



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     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

Index Fund                0.23%
Government Bond Fund      0.22%

The Funds also pay shareholder administration and shareholder servicing fees to BA Advisors or financial institutions for providing services to investors.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


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     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



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      Buying, selling and exchanging shares

This prospectus offers Primary B Shares of the Funds. Here are some general rules about this class of shares:

.. Primary B Shares are generally available only to financial institutions and intermediaries that sign an account with us or Stephens. These include:

  .Bank of America and certain of its affiliates

  .brokerage firms

  .other financial institutions

.. The minimum initial investment is $1,000.

.. There is no minimum amount for additional investments.

.. There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary B Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

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     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

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     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


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     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Primary B Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving the order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         .Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

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     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

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     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



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     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Primary B Shares of a Fund for Primary B Shares of any other Nations Fund.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

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     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]
      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER ADMINISTRATION AND SERVICING FEES
BA Advisors, its affiliates and/or financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.60% of the average daily net assets of Primary B Shares of Nations Managed Index Fund and Nations Short-Intermediate Government Fund under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

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     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



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      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Nations Managed Index Fund and Nations Short-Intermediate Government Fund distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                            Frequency of declaration  Frequency of payment
Fund                        of income distributions  of income distributions
Nations Managed Income Fund         annually                annually
Nations Short-Intermediate
 Government Fund                     daily                  monthly

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

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     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS MANAGED INDEX FUND       FOR A SHARE OUTSTANDING THROUGH EACH PERIOD


                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED  PERIOD ENDED
PRIMARY B SHARES                                     03/31/02#      03/31/01#      03/31/00#      03/31/99#    03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of period                      $14.99         $22.16         $19.38        $17.11         $14.52
Net investment income                                      0.05           0.04           0.06          0.09           0.14
Net realized and unrealized gain/(loss) on
 investments                                               0.38          (4.49)          2.78          2.41           2.73
Net increase/(decrease) in net asset value from
 operations                                                0.43          (4.45)          2.84          2.50           2.87
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.05)         (0.03)         (0.06)        (0.08)         (0.13)
Distributions from net realized capital gains             (1.29)         (2.69)           --          (0.15)         (0.15)
Total dividends and distributions                         (1.34)         (2.72)         (0.06)        (0.23)         (0.28)
Net asset value, end of period                            $14.08         $14.99         $22.16        $19.38         $17.11
TOTAL RETURN++                                             2.17%        (21.90)%        14.70%        14.78%         18.24%
==============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $--**           $5             $6            $4             $3
Ratio of operating expenses to average net assets       1.00%(a)(b)    1.00%(a)(b)    1.00%(a)(b)    1.00%(a)     1.00%+(a)(b)
Ratio of net investment income to average net assets       0.33%          0.17%          0.30%        0.53%          0.76%+
Portfolio turnover rate                                    345%            97%            64%          35%            30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.35%(a)       1.30%(a)       1.32%(a)      1.33%(a)      1.30%+(a)

                                 * Managed Index Fund Primary B Shares
                                 commenced operations on September 4, 1997.
                                 ** Amount represents less than $500.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
PRIMARY B SHARES                                     03/31/02#    03/31/01    03/31/00   03/31/99#    03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                       $4.15       $3.94       $4.10       $4.12     $3.99
Net investment income                                     0.16        0.21        0.21        0.21      0.21
Net realized and unrealized gain/(loss) on
 investments                                              0.01        0.21       (0.16)      (0.02)     0.13
Net increase/(decrease) in net asset value from
 operations                                               0.17        0.42        0.05        0.19      0.34
LESS DISTRIBUTIONS:
Dividends from net investment income                     (0.16)      (0.21)      (0.21)      (0.21)    (0.21)
Net asset value, end of year                             $4.16       $4.15       $3.94       $4.10     $4.12
TOTAL RETURN ++                                          4.16%       11.01%      1.23%       4.61%     8.74%
===============================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                        $147        $141        $200        $273      $261
Ratio of operating expenses to average net assets       1.12%(a)    1.09%(a)    0.99%(a)    0.93%(a)   0.96%
Ratio of net investment income to average net assets     3.85%       5.27%       5.20%       5.01%     5.18%
Portfolio turnover rate                                   486%        108%        177%        242%      538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.22%(a)    1.19%(a)    1.25%(a)    1.38%(a)   1.16%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

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     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



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       Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/ S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
      Where to find more information

You'll find more information about Nations Funds Index and Government Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        SEC file number:
        Nations Funds Trust, 811-09645

        COMPROPB-0802


[LOGO] Nations Funds

                                    [GRAPHIC]


Municipal Bond Funds

Prospectus -- Investor A, B and C Shares

August 1, 2002

Nations Short-Term
Municipal Income
Fund

Nations
Intermediate
Municipal Bond
Fund

Nations Municipal
Income Fund




The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee





[LOGO] Nations Funds

An overview of the Funds
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[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 60.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about Nations Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

  .you want to reduce taxes on your investment income

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 25.



[Graphic]
        About the Funds

        NATIONS SHORT-TERM MUNICIPAL INCOME FUND                      4
        Sub-adviser: BACAP
        ----------------------------------------------------------------
        NATIONS INTERMEDIATE MUNICIPAL BOND FUND                     11
        Sub-adviser: BACAP
        ----------------------------------------------------------------
        NATIONS MUNICIPAL INCOME FUND                                17
        Sub-adviser: BACAP
        ----------------------------------------------------------------
        OTHER IMPORTANT INFORMATION                                  23
        ----------------------------------------------------------------
        HOW THE FUNDS ARE MANAGED                                    25

[Graphic]
        About your investment


        INFORMATION FOR INVESTORS
          Choosing a share class                                     27
            About Investor A Shares                                  29
                Front-end sales charge                               29
                Contingent deferred sales charge                     30
            About Investor B Shares                                  30
                Contingent deferred sales charge                     30
            About Investor C Shares                                  33
                Contingent deferred sales charge                     33
            When you might not have to pay a sales
              charge                                                 33
          Buying, selling and exchanging shares                      37
            How orders are processed                                 39
          How selling and servicing agents are paid                  45
          Distributions and taxes                                    47
        ---------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                         50
        ---------------------------------------------------------------
        TERMS USED IN THIS PROSPECTUS                                60
        ---------------------------------------------------------------
        WHERE TO FIND MORE INFORMATION                       BACK COVER

[Graphic]

     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 26.

[Graphic]

     LOWEST RISK, LOWEST
     INCOME POTENTIAL

     THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF LESS THAN THREE YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THIS MEANS THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.


NATIONS SHORT-TERM MUNICIPAL INCOME FUND

[Graphic]

     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:
 . allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
 . selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
 . tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk
 . tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Term Municipal Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1994    1995    1996    1997    1998    1999    2000    2001
     -----   -----   -----   -----   -----   -----   -----   -----
     0.27%   8.05%   3.97%   4.54%   4.53%   2.31%   5.37%   5.00%

          *Year-to-date return as of June 30, 2002:   2.18%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   2.86%
Worst: 1st quarter 1994: -0.95%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.





     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman 3-Year Municipal Bond Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                       Life of
                                                        1 year 5 years  Fund*
Investor A Shares Returns Before Taxes                  3.96%   4.14%   4.15%
Investor A Shares Returns After Taxes on Distributions  3.96%   4.14%   4.15%
Investor A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                                3.88%   4.11%   4.13%
Investor B Shares Returns Before Taxes                 -0.77%   3.58%   3.93%
Investor C Shares Returns Before Taxes                  3.19%   3.83%   4.16%
Lehman 3-Year Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes)                6.59%   5.08%   4.92%
Blended Lehman 1-Year Municipal Bond and Lehman 3-Year
 Municipal Bond Indices (reflect no deductions for
 fees, expenses or taxes)                               5.86%   5.53%   5.32%

  *The inception dates of Investor A Shares, Investor B Shares and Investor C
   Shares are November 2, 1993, October 12, 1993 and May 19, 1994, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

     INVESTOR B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.





[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                     Investor A Investor B INVESTOR C
(Fees paid directly from your
 investment)                           Shares     Shares     Shares
Maximum sales charge (load) imposed
on purchases, as a % of offering
price                                  1.00%      none         none
Maximum deferred sales charge
(load) as a % of the lower of the
original purchase price or net
asset value                           none/1/     none       1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's
 assets)
Management fees                        0.30%      0.30%       0.30%
Distribution (12b-1) and
shareholder servicing fees             0.25%      1.00%       1.00%
                                       0.33%      0.33%       0.33%
Other expenses                        -----      -----       -----
Total annual Fund operating expenses   0.88%      1.63%       1.63%
                                      (0.23)%    (0.23)%     (0.23)%
Fee waivers and/or reimbursements     -------    -------     -------
Total net expenses/4/                  0.65%      1.40%       1.40%
                                      =====      =====       =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $166   $355    $561    $1,153
Investor B Shares  $143   $492    $865    $1,713
Investor C Shares  $243   $492    $865    $1,914

     If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor C Shares  $143   $492    $865    $1,914

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 26.

[Graphic]
     MODERATE RISK, MODERATE
     INCOME POTENTIAL

     THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF BETWEEN THREE AND SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

     ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT ALSO COULD EARN LESS INCOME.


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

      1994      1995    1996    1997    1998     1999     2000    2001
     -------   ------   -----   -----   -----   -------   -----   -----
     (4.78)%   14.55%   3.83%   7.16%   5.25%   (1.46)%   7.89%   4.57%


          *Year-to-date return as of June 30, 2002:  3.78%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.95%
Worst: 1st quarter 1994: -4.09%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2002, the Fund compared its performance to the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturity of seven to eight years. The Fund changed the index to which it compares its performance because the Lehman Quality Intermediate Municipal Index is considered to be a more appropriate comparison. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                  Life of
                                   1 year 5 years  Fund*
Investor A Shares Returns Before
 Taxes                             1.14%   3.94%   4.25%
Investor A Shares Returns After
 Taxes on Distributions            1.15%   3.88%   4.21%
Investor A Shares Returns After
 Taxes on Distributions and Sale
 of Fund Shares                    2.41%   4.02%   4.28%
Investor B Shares Returns Before
 Taxes                             0.79%   3.97%   4.11%
Investor C Shares Returns Before
 Taxes                             2.78%   4.05%   5.33%
Lehman Quality Intermediate
 Municipal Index (reflects no
 deductions for fees, expenses
 or taxes)                         5.52%   5.52%   5.36%
Lehman 7-Year Municipal Bond
 Index (reflects no deductions for
 fees, expenses or taxes)          5.20%   5.57%   5.44%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are August 17, 1993, December 2, 1993 and November 3, 1994, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.





[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price         3.25%        none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/     3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.40%       0.40%      0.40%
Distribution (12b-1) and shareholder
servicing fees                              0.25%       1.00%      1.00%
                                            0.28%       0.28%      0.28%
Other expenses                             -----       -----      -----
Total annual Fund operating expenses        0.93%       1.68%      1.68%
                                           (0.18)%     (0.18)%    (0.18)%
Fee waivers and/or reimbursements          -------     -------    -------
Total net expenses/5/                       0.75%       1.50%      1.50%
                                           =====       =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $595    $807    $1,416
Investor B Shares  $453   $712    $896    $1,772
Investor C Shares  $253   $512    $896    $1,972

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $512    $896    $1,772
Investor C Shares  $153   $512    $896    $1,972

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 26.

[Graphic]
     HIGHEST RISK, HIGHEST
     INCOME POTENTIAL

     THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF MORE THAN SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     THIS MEANS THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.


NATIONS MUNICIPAL INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax. The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Income Fund has the following risks:

    . Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

    . Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

    . Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

    . Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

    . Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

    . Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

    . Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                        [CHART]


    1992    1993    1994     1995   1996   1997   1998    1999    2000    2001
    -----  ------  -------  ------  -----  -----  -----  -------  -----  ------
    8.22%  13.34%  (7.62)%  19.27%  4.50%  9.34%  5.78%  (4.28)%  9.79%   3.55%


          *Year-to-date return as of June 30, 2002:  3.78%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:                       7.96%
Worst: 1st quarter 1994:                      -6.64%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                         1 year 5 years 10 years  Fund*
Investor A Shares Returns Before Taxes   -1.38%  3.70%   5.41%    5.94%
Investor A Shares Returns After Taxes on
 Distributions                           -1.38%  3.65%   5.30%    5.84%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   0.99%   3.90%   5.33%    5.80%
Investor B Shares Returns Before Taxes  -1.17%   3.82%    --      4.52%
Investor C Shares Returns Before Taxes   1.88%   4.06%    --      5.29%
Lehman Municipal Bond Index (reflects
 no deductions for fees, expenses or
 taxes)                                  5.13%   5.98%   6.63%    7.04%

  *The inception dates of Investor A Shares, Investor B Shares and Investor C
   Shares are February 1, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price         4.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.50%      0.50%      0.50%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            0.29%      0.29%      0.29%
Other expenses                             -----      -----      -----
Total annual Fund operating expenses        1.04%      1.79%      1.79%
                                           (0.19)%    (0.19)%    (0.19)%
Fee waivers and/or reimbursements          -------    -------    -------
Total net expenses/5/                       0.85%      1.60%      1.60%
                                           =====      =====      =====

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About
   Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

/4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

/5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $558   $773   $1,005   $1,672
Investor B Shares  $663   $845   $1,152   $1,892
Investor C Shares  $263   $545    $952    $2,090

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $163   $545    $952    $1,892
Investor C Shares  $163   $545    $952    $2,090

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed


INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                         Maximum  Actual fee
                                         advisory  paid last
                                           fee    fiscal year
Nations Short-Term Municipal Income Fund  0.30%      0.09%
Nations Intermediate Municipal Bond Fund  0.40%      0.24%
Nations Municipal Income Fund             0.50%      0.33%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent or servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]
      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

     [Graphic]
      BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Municipal Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                    Nations       Nations
                                  Short-Term    Intermediate   Nations
                                   Municipal     Municipal    Municipal
Investor A Shares                 Income Fund    Bond Fund   Income Fund
Maximum amount you can buy          no limit      no limit     no limit
Maximum front-end sales charge       1.00%         3.25%        4.75%
Maximum deferred sales charge/1/      none          none         none
Maximum annual distribution and      0.25%         0.25%        0.25%
shareholder servicing fees        distribution  distribution distribution
                                    (12b-1)/      (12b-1)/     (12b-1)/
                                 service fee/2/ service fee  service fee
Conversion feature                    none          none         none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/This Fund pays this fee under a separate servicing plan.

                                  Nations      Nations
                                Short-Term   Intermediate   Nations
                                 Municipal    Municipal    Municipal
Investor B Shares               Income Fund   Bond Fund   Income Fund
Maximum amount you can buy        $250,000     $250,000     $250,000
Maximum front-end sales charge      none         none         none
Maximum deferred sales charge       none       3.00%/1/     5.00%/1/
Redemption fee                      none         none         none
Maximum annual distribution and    0.75%        0.75%        0.75%
shareholder servicing fees      distribution distribution distribution
                                (12b-1) fee  (12b-1) fee  (12b-1) fee
                                 and 0.25%    and 0.25%    and 0.25%
                                service fee  service fee  service fee
Conversion feature                  none         yes          yes

/1/This charge decreases over time. Please see Choosing a share class --
   Investor B Shares -- Contingent deferred sales charge for details.

                                   Nations      Nations
                                 Short-Term   Intermediate   Nations
                                  Municipal    Municipal    Municipal
Investor C Shares                Income Fund   Bond Fund   Income Fund
Maximum amount you can buy         no limit     no limit     no limit
Maximum front-end sales charge       none         none         none
Maximum deferred sales charge/1/    1.00%        1.00%        1.00%
Redemption fee                       none         none         none
Maximum annual distribution and     0.75%        0.75%        0.75%
shareholder servicing fees       distribution distribution distribution
                                 (12b-1) fee  (12b-1) fee  (12b-1) fee
                                  and 0.25%    and 0.25%    and 0.25%
                                 service fee  service fee  service fee
Conversion feature                   none         none         none

/1/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- Investor C Shares -- Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

    . you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front-end sales charges

    .  you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

  Nations Short-Term Municipal Income Fund
                                                      Amount
                                                     retained
                                                    by selling
                    Sales charge   Sales charge     agents as
                   as a % of the   as a % of the    a % of the
                   offering price net asset value offering price
Amount you bought    per share       per share      per share
$0-$99,999             1.00%           1.01%          0.75%
$100,000-$249,999      0.75%           0.76%          0.50%
$250,000-$999,999      0.50%           0.50%          0.40%
$1,000,000 or more     0.00%           0.00%         1.00%/1/

  Nations Intermediate Municipal Bond Fund
                                                      Amount
                                                     retained
                                                    by selling
                    Sales charge   Sales charge     agents as
                   as a % of the   as a % of the    a % of the
                   offering price net asset value offering price
Amount you bought    per share       per share      per share
$0-$99,999             3.25%           3.36%          3.00%
$100,000-$249,999      2.50%           2.56%          2.25%
$250,000-$499,999      2.00%           2.04%          1.75%
$500,000-$999,999      1.50%           1.53%          1.25%
$1,000,000 or more     0.00%           0.00%         1.00%/1/

Nations Municipal Income Fund
                                                       Amount
                                                      retained
                                                     by selling
                     Sales charge   Sales charge     agents as
                    as a % of the   as a % of the    a % of the
                    offering price net asset value offering price
Amount you bought     per share       per share      per share
$0 - $49,999            4.75%           4.99%          4.25%
$50,000 - $99,999       4.50%           4.71%          4.00%
$100,000 - $249,999     3.50%           3.63%          3.00%
$250,000 - $499,999     2.50%           2.56%          2.25%
$500,000 - $999,999     2.00%           2.04%          1.75%
$1,000,000 or more      0.00%           0.00%         1.00%/1/

     /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Municipal Income Fund.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Nations Intermediate Municipal Bond Fund

If you sell your shares
during the following year:            You'll pay a CDSC of:
-------------------------------------------------------------------
                                 Shares
                               you bought Shares you bought between
                                 after    8/1/1997 and 11/15/1998
                               11/15/1998 in the following amounts:
                               ---------- ------------------------
                                                         $500,000 -
                                          $0 - $499,999   $999,999
the first year you own them       3.0%        3.0%          2.0%
the second year you own them      3.0%        2.0%          1.0%
the third year you own them       2.0%        1.0%          none
the fourth year you own them      1.0%        none          none
the fifth year you own them       none        none          none
the sixth year you own them       none        none          none
after six years of owning them    none        none          none

Nations Municipal Income Fund

If you sell your shares
during the following year:               You'll pay a CDSC of:
------------------------------------------------------------------------
                                 Shares
                               you bought   Shares you bought between
                                 after       8/1/1997 and 11/15/1998
                               11/15/1998   in the following amounts:
                               ---------- ------------------------------
                                            $0 -   $250,000 - $500,000 -
                                          $249,999  $499,999   $999,999
the first year you own them       5.0%      4.0%      3.0%       2.0%
the second year you own them      4.0%      3.0%      2.0%       1.0%
the third year you own them       3.0%      3.0%      1.0%       none
the fourth year you own them      3.0%      2.0%      none       none
the fifth year you own them       2.0%      1.0%      none       none
the sixth year you own them       1.0%      none      none       none
after six years of owning them    none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


     Nations Intermediate Municipal Bond Fund

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $499,999                        six years
    $500,000 - $999,999                 five years
  before August 1, 1997                  six years

     Nations Municipal Income Fund

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,999                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 eight years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


[Graphic]

     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiducuaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

         .have at least $500,000 invested in Investor A, Investor B or Investor
          C Shares of Nations Funds, or

         .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

         .be an employer-sponsored plan with at least 100 eligible participants, or

         .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                                  Ways to
                                buy, sell or            How much you can buy,
                                  exchange                sell or exchange
                               --------------- ----------------------------------------
Buying shares                  In a lump sum   minimum initial investment:
                                               . $1,000 for regular accounts
                                               . $250 for certain fee-based accounts
                                               minimum additional investment:
                                               . $100 for all accounts



                               Using our       minimum initial investment:
                               Systematic      . $100
                               Investment Plan minimum additional investment:
                                               . $ 50
----------------------------------------------------------------------------------------
Selling shares                 In a lump sum   . you can sell up to $50,000 of your
                                               shares by telephone, otherwise there are
                                               no limits to the amount you can sell
                                               . other restrictions may apply to
                                               withdrawals from retirement plan
                                               accounts





                               Using our       . minimum $25 per withdrawal
                               Automatic
                               Withdrawal Plan






----------------------------------------------------------------------------------------
Exchanging shares              In a lump sum   . minimum $1,000 per exchange




















                               Using our       . minimum $25 per exchange
                               Automatic
                               Exchange
                               Feature


                                          Other things to know
                               ------------------------------------------
Buying shares                  There is no limit to the amount you can
                               invest in Investor A and C Shares. You
                               can invest up to $250,000 in Investor B
                               Shares.
                               Investor B Shares are only available to
                               existing shareholders of Nations Short-
                               Term Income Fund and Nations Short-
                               Term Municipal Income Fund.
                               You can buy shares twice a month,
                               monthly or quarterly, using automatic
                               transfers from your bank account.

-------------------------------------------------------------------------
Selling shares                 We'll deduct any CDSC from the amount
                               you're selling and send you or your
                               selling agent the balance, usually within
                               three business days of receiving your
                               order.
                               If you paid for your shares with a check
                               that wasn't certified, we'll hold the sale
                               proceeds when you sell those shares for
                               at least 15 days after the trade date of
                               the purchase, or until the check has
                               cleared.
                               Your account balance must be at least
                               $10,000 to set up the plan. You can
                               make withdrawals twice a month,
                               monthly, quarterly, bi-annually or
                               annually. We'll send your money by
                               check or deposit it directly to your bank
                               account. No CDSC is deducted if you
                               withdraw 12% or less of the value of your
                               shares in a class.
-------------------------------------------------------------------------
Exchanging shares              You can exchange your Investor A Shares
                               for Investor A shares of any other Nations
                               Fund, except Index Funds. You won't pay
                               a front-end sales charge, CDSC or
                               redemption fee on the shares you're
                               exchanging.
                               You can exchange your Investor B Shares
                               for Investor B Shares of any other
                               Nations Fund.
                               You can exchange your Investor C Shares
                               for Investor C Shares of any other
                               Nations Fund.
                               If you received Investor C Shares of a
                               Fund from an exchange of Investor A
                               Shares of a Managed Index Fund, you can
                               also exchange these shares for Investor
                               A Shares of an Index Fund. You won't pay
                               a CDSC on the shares you're exchanging.
                               You can exchange Investor A Shares of
                               an Index Fund for Investor A Shares of
                               any other Index Fund.
                               You must already have an investment in
                               the Funds into which you want to
                               exchange. You can make exchanges
                               monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.



         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.
       .If you set up the plan after you've opened your account, your signature must be guaranteed.
       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.
       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.
       .We'll send you a check or deposit the money directly to your bank account.
       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.




[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES

         .You can exchange Investor A Shares of an Index Fund for Investor A
          Shares of any other Index Fund.

         .If you received Investor A Shares of a Managed Index Fund through a conversion of Investor C Shares originally bought through a 401(k) plan, you can also exchange your shares for Investor C Shares of any other Nations Fund.

         .You can exchange Investor A Shares of the other Funds for Investor A
          Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

         .If you received Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for Investor B Shares of any other Nations Fund.

     A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Funds you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                  Maximum annual distribution (12b-1)
                                     and shareholder servicing fees
                              (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee/1/
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

/1/Nations Short-Term Municipal Income Fund pays this fee under a separate servicing plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares of all other Funds

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A
     FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state and local tax. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on certain distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                               03/31/02*# 03/31/01#  03/31/00#  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.14     $9.94      $10.10     $10.05     $9.95
Net investment income                              0.30       0.41       0.39       0.39       0.40
Net realized and unrealized gain/(loss) on
 investments                                       0.03       0.21      (0.16)      0.05       0.10
Net increase in net asset value from operations    0.33       0.62       0.23       0.44       0.50
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.34)     (0.42)     (0.39)     (0.39)     (0.40)
Net asset value, end of year                      $10.13     $10.14     $9.94      $10.10     $10.05
TOTAL RETURN++                                    3.27%      6.34%      2.35%      4.50%      5.12%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $125,262   $23,613    $22,415    $35,805    $23,580
Ratio of operating expenses to average net
 assets                                          0.65%(a)   0.65%(a)   0.63%(a)   0.60%(a)   0.60%(a)
Ratio of net investment income to average net
 assets                                           3.12%      4.16%      3.93%      3.91%      3.97%
Portfolio turnover rate                            12%        38%        90%        53%        94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.88%      0.91%      1.02%      1.05%      0.97%

                                 *Effective April 1, 2001, the Short-Term
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average share method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                          Year ended Year ended Year ended Year ended Year ended
INVESTOR B SHARES         03/31/02*# 03/31/01#  03/31/00#  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $10.14     $9.94      $10.10     $10.05     $9.95
Net investment income        0.27       0.34       0.36       0.38       0.39
Net realized and
 unrealized gain/(loss)
 on investments             (0.02)      0.20      (0.16)      0.05       0.10
Net increase/(decrease)
 in net asset value from
 operations                  0.25       0.54       0.20       0.43       0.49
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.26)     (0.34)     (0.36)     (0.38)     (0.39)
Net asset value, end of
 year                       $10.13     $10.14     $9.94      $10.10     $10.05
TOTAL RETURN++              2.51%      5.56%      1.99%      4.34%      4.96%
===============================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's)                 $1,884     $3,463     $7,030    $13,931    $13,753
Ratio of operating
 expenses to average net
 assets                    1.40%(a)   1.40%(a)   0.94%(a)   0.75%(a)   0.75%(a)
Ratio of net investment
 income to average net
 assets                     2.37%      3.41%      3.62%      3.76%      3.82%
Portfolio turnover rate      12%        38%        90%        53%        94%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimburements              1.63%      1.66%      1.77%      1.80%      1.12%

                                 *Effective April 1, 2001, the Short-Term
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average share method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                               03/31/02*# 03/31/01#  03/31/00#  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.14     $9.94      $10.10     $10.05     $9.95
Net investment income                              0.19       0.34       0.32       0.40       0.39
Net realized and unrealized gain/(loss) on
 investments                                       0.06       0.20      (0.16)      0.02       0.10
Net increase in net asset value from operations    0.25       0.54       0.16       0.42       0.49
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.26)     (0.34)     (0.32)     (0.37)     (0.39)
Net asset value, end of year                      $10.13     $10.14     $9.94      $10.10     $10.05
TOTAL RETURN++                                    2.47%      5.55%      1.57%      4.29%      4.99%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $41,822     $1,417     $1,616     $2,583     $1,388
Ratio of operating expenses to average net
 assets                                          1.40%(a)   1.40%(a)   1.40%(a)   0.83%(a)   0.75%(a)
Ratio of net investment income to average net
 assets                                           2.37%      3.41%      3.16%      3.68%      3.82%
Portfolio turnover rate                            12%        38%        90%        53%        94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.63%      1.66%      1.77%      1.80%      1.12%

                                 *Effective April 1, 2001, the Short-Term
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average share method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                             03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $10.15     $9.78      $10.30     $10.30     $10.01
Net investment income                            0.45       0.46       0.45       0.45       0.46
Net realized and unrealized gain/(loss) on
 investments                                    (0.16)      0.36      (0.50)      0.07       0.33
Net increase/(decrease) in net asset value
 from operations                                 0.29       0.82      (0.05)      0.52       0.79
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.44)     (0.45)     (0.45)     (0.45)     (0.46)
Distributions from net realized capital gains     --         --       (0.02)     (0.07)     (0.04)
Total dividends and distributions               (0.44)     (0.45)     (0.47)     (0.52)     (0.50)
Net asset value, end of year                    $10.00     $10.15     $9.78      $10.30     $10.30
TOTAL RETURN++                                  2.91%      8.54%     (0.49)%     5.12%      7.99%
====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $28,868    $20,728    $19,782    $16,149     $6,487
Ratio of operating expenses to average net
 assets                                        0.75%(a)   0.75%(a)   0.73%(a)   0.70%(a)   0.70%(a)
Ratio of net investment income to average
 net assets                                     4.36%      4.48%      4.52%      4.35%      4.45%
Portfolio turnover rate                          14%        17%        30%        40%        47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.93%      0.93%      0.95%      0.93%      0.94%

                                 *Effective April 1, 2001, the Intermediate
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR B SHARES                               03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.15     $9.78      $10.30     $10.30     $10.01
Net investment income                              0.36       0.37       0.38       0.39       0.41
Net realized and unrealized gain/(loss) on
 investments                                      (0.14)      0.37      (0.50)      0.07       0.33
Net increase/(decrease) in net asset value from
 operations                                        0.22       0.74      (0.12)      0.46       0.74
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.37)     (0.37)     (0.38)     (0.39)     (0.41)
Distributions from net realized capital gains       --         --       (0.02)     (0.07)     (0.04)
Total dividends and distributions                 (0.37)     (0.37)     (0.40)     (0.46)     (0.45)
Net asset value, end of year                      $10.00     $10.15     $9.78      $10.30     $10.30
TOTAL RETURN++                                    2.14%      7.74%     (1.18)%     4.49%      7.50%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                $4,110     $2,563     $2,733     $2,556     $2,023
Ratio of operating expenses to average net
 assets                                          1.50%(a)   1.50%(a)   1.42%(a)   1.30%(a)   1.20%(a)
Ratio of net investment income to average
 net assets                                       3.61%      3.73%      3.83%      3.75%      3.95%
Portfolio turnover rate                            14%        17%        30%        40%        47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.68%      1.68%      1.70%      1.68%      1.44%

                                 *Effective April 1, 2001, the Intermediate
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                               03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.16     $9.78      $10.30     $10.30     $10.01
Net investment income                              0.35       0.37       0.38       0.40       0.42
Net realized and unrealized gain/(loss) on
 investments                                      (0.14)      0.38      (0.50)      0.09       0.33
Net increase/(decrease) in net asset value from
 operations                                        0.21       0.75      (0.12)      0.49       0.75
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.37)     (0.37)     (0.38)     (0.42)     (0.42)
Distributions from net realized capital gains       --         --       (0.02)     (0.07)     (0.04)
Total dividends and distributions                 (0.37)     (0.37)     (0.40)     (0.49)     (0.46)
Net asset value, end of year                      $10.00     $10.16     $9.78      $10.30     $10.30
TOTAL RETURN++                                    2.03%      7.84%     (1.19)%     4.80%      7.62%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                $2,006      $528       $539      $1,511     $1,590
Ratio of operating expenses to average net
 assets                                          1.50%(a)   1.50%(a)   1.50%(a)   1.21%(a)   1.20%(a)
Ratio of net investment income to average net
 assets                                           3.61%      3.73%      3.75%      3.84%      3.95%
Portfolio turnover rate                            14%        17%        30%        40%        47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.68%      1.68%      1.70%      1.68%      1.44%

                                 *Effective April 1, 2001, the Intermediate
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $11.14     $10.68     $11.48     $11.46     $10.89
Net investment income                                0.53       0.53       0.52       0.52       0.54
Net realized and unrealized gain/(loss) on
 investments                                        (0.31)      0.46      (0.79)      0.07       0.62
Net increase/(decrease) in net asset value from
 operations                                          0.22       0.99      (0.27)      0.59       1.16
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.53)     (0.53)     (0.52)     (0.52)     (0.54)
Distributions from net realized capital gains         --         --       (0.01)     (0.05)     (0.05)
Total dividends and distributions                   (0.53)     (0.53)     (0.53)     (0.57)     (0.59)
Net asset value, end of year                        $10.83     $11.14     $10.68     $11.48     $11.46
TOTAL RETURN++                                      1.95%      9.55%     (2.28)%     5.21%      10.89%
--------------------------------------------------------------------------------------------------------
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $50,765    $38,591    $35,937    $28,625    $19,226
Ratio of operating expenses to average net assets  0.85%(a)   0.83%(a)   0.83%(a)   0.80%(a)   0.80%(a)
Ratio of net investment income to average net
 assets                                             4.76%      4.90%      4.76%      4.51%      4.77%
Portfolio turnover rate                              13%        18%        36%        11%        38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.04%      1.04%      1.07%      1.05%      1.04%

                                 *Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                          Year ended Year ended Year ended Year ended Year ended
INVESTOR B SHARES         03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $11.13     $10.69     $11.48     $11.46     $10.89
Net investment income        0.44       0.45       0.44       0.44       0.48
Net realized and
 unrealized gain/(loss)
 on investments             (0.30)      0.44      (0.78)      0.08       0.62
Net increase/(decrease)
 in net asset value from
 operations                  0.14       0.89      (0.34)      0.52       1.10
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.44)     (0.45)     (0.44)     (0.45)     (0.48)
Distributions from net
 realized capital gains       --         --       (0.01)     (0.05)     (0.05)
Total dividends and
 distributions              (0.44)     (0.45)     (0.45)     (0.50)     (0.53)
Net asset value, end of
 year                       $10.83     $11.13     $10.69     $11.48     $11.46
TOTAL RETURN++              1.28%      8.62%     (2.99)%     4.53%      10.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's)                 $9,116     $8,930     $8,795    $13,810    $15,383
Ratio of operating
 expenses to average net
 assets                    1.60%(a)   1.60%(a)   1.53%(a)   1.45%(a)   1.42%(a)
Ratio of net investment
 income to average net
 assets                     4.01%      4.13%      4.06%      3.86%      4.15%
Portfolio turnover rate      13%        18%        36%        11%        38%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.79%      1.79%      1.82%      1.80%      1.66%

                                 *Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS MUNICIPAL INCOME FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $11.14     $10.69     $11.48     $11.46     $10.89
Net investment income                                0.44       0.45       0.44       0.46       0.49
Net realized and unrealized gain/(loss) on
 investments                                        (0.30)      0.45      (0.78)      0.07       0.62
Net increase/(decrease) in net asset value from
 operations                                          0.14       0.90      (0.34)      0.53       1.11
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.44)     (0.45)     (0.44)     (0.46)     (0.49)
Distributions from net realized capital gains         --         --       (0.01)     (0.05)     (0.05)
Total dividends and distributions                   (0.44)     (0.45)     (0.45)     (0.51)     (0.54)
Net asset value, end of year                        $10.84     $11.14     $10.69     $11.48     $11.46
TOTAL RETURN++                                      1.28%      8.71%     (3.03)%     4.64%      10.37%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $1,294     $1,318     $1,418     $2,150     $2,444
Ratio of operating expenses to average net assets  1.60%(a)   1.60%(a)   1.60%(a)   1.36%(a)   1.33%(a)
Ratio of net investment income to average net
 assets                                             4.01%      4.13%      3.99%      3.95%      4.24%
Portfolio turnover rate                              13%        18%        36%        11%        38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.79%      1.79%      1.82%      1.80%      1.57%

                                 *Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                 Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
       TERMS USED IN THIS PROSPECTUS

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

        SEC file number:
        Nations Funds Trust, 811-09645

        NATMUNIPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Funds Municipal Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]




State Municipal Bond Funds
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002

Nations California
Intermediate
Municipal Bond Fund

Nations California
Municipal Bond Fund

Nations Florida
Intermediate Municipal
Bond Fund

Nations Florida Municipal
Bond Fund

Nations Georgia
Intermediate Municipal
Bond Fund

Nations Kansas Municipal
Income Fund

Nations Maryland
Intermediate Municipal
Bond Fund

Nations North Carolina
Intermediate Municipal
Bond Fund

Nations South Carolina
Intermediate Municipal
Bond Fund

Nations Tennessee
Intermediate Municipal
Bond Fund

Nations Texas Intermediate
Municipal Bond Fund

Nations Virginia
Intermediate Municipal
Bond Fund

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

 Not FDIC Insured
  May Lose Value
 No Bank Guarantee






                                                            [LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 133.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  .you're looking for income

  .you want to reduce taxes on your investment

  .you have longer-term investment goals

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

Comparing the Funds
There are two groups of State Municipal Bond Funds in the Nations Funds Family:
Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also generally have more risk because their prices tend to change more when interest rates change.

The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                   Income     Risk
                                     Duration     potential potential
Intermediate Municipal Bond Funds   3 to 6 yrs    moderate  moderate
Kansas Municipal Income Fund        3 to 8 yrs    moderate  moderate
Long-Term Municipal Bond Funds    more than 6 yrs   high      high

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP STARTING ON PAGE 90.


[Graphic]
        About the Funds

          NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND      6
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS CALIFORNIA MUNICIPAL BOND FUND                  11
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND        18
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS FLORIDA MUNICIPAL BOND FUND                     25
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND        32
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS KANSAS MUNICIPAL INCOME FUND                    39
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND       46
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND 53
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND 60
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND      67
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND          74
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND       81
          Sub-adviser: BACAP
          -----------------------------------------------------------

OTHER IMPORTANT INFORMATION                                 88
--------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                   90

[Graphic]
        About your investment


INFORMATION FOR INVESTORS
  Choosing a share class                                    92
    About Investor A Shares                                 94
      Front-end sales charge                                94
      Contingent deferred sales charge                      95
    About Investor B Shares                                 95
      Contingent deferred sales charge                      95
    About Investor C Shares                                 97
      Contingent deferred sales charge                      97
    When you might not have to pay a sales charge           98
  Buying, selling and exchanging shares                    102
    How orders are processed                               104
  How selling and servicing agents are paid                110
  Distributions and taxes                                  112
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       115
--------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                              133
--------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         3.25%       none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    3.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from the Fund's assets)
   Management fees                             0.40%      0.40%      0.40%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
                                               0.39%      0.39%      0.39%
   Other expenses/4/                          -----      -----      -----
   Total annual Fund operating expenses        1.04%      1.79%      1.79%
                                              (0.29)%    (0.29)%    (0.29)%
   Fee waivers and/or reimbursements          -------    -------    -------
   Total net expenses/5/                       0.75%      1.50%      1.50%
                                              =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class - About
      Investor B Shares - Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /4/Other expenses are based on estimates for the current fiscal year.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years
                        Investor A Shares  $399   $618
                        Investor B Shares  $453   $735
                        Investor C Shares  $253   $535

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                          1 year 3 years
                        Investor B Shares  $153   $535
                        Investor C Shares  $153   $535

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS
     FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

       .DURATION: MORE THAN 6 YEARS

       .INCOME POTENTIAL: HIGH

       .RISK POTENTIAL: HIGH

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS CALIFORNIA MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993   1994    1995  1996  1997  1998  1999   2000  2001
     ----- ------ ------- ------ ----- ----- ----- ----- ------ -----
     8.56% 12.50% (6.08)% 16.50% 3.75% 8.51% 6.54% 6.18% 12.36% 3.76%

          *Year-to-date return as of June 30, 2002:  3.33%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   6.72%
Worst: 1st quarter 1994: -5.19%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                      1 year 5 years 10 years  Fund*
Investor A Shares Returns
 Before Taxes                         -1.14%  4.33%    5.54%   7.18%
Investor A Shares Returns After Taxes
 on Distributions                     -1.22%  4.20%    5.39%   7.09%
Investor A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                               1.09%   4.36%    6.11%   7.43%
Investor B Shares Returns
 Before Taxes                         -1.95%   --       --     3.01%
Investor C Shares Returns
 Before Taxes                         2.00%    --       --     4.59%
Lehman Municipal Bond Index (reflects
 no deductions for fees, expenses or
 taxes)                               5.13%   5.98%    6.63%   8.66%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are March 30, 1984, July 15, 1998 and July 29, 1999, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed on
  purchases, as a % of offering price       4.75%       none       none
 Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value        none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.50%      0.50%      0.50%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.35%      0.35%      0.35%
 Other expenses                            -----      -----      -----
 Total annual Fund operating expenses       1.10%      1.85%      1.85%
                                           (0.25)%    (0.25)%    (0.25)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.85%      1.60%      1.60%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $558   $785   $1,030   $1,733
Investor B Shares  $663   $857   $1,177   $1,952
Investor C Shares  $263   $557     $977   $2,149

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $163   $557    $977    $1,952
Investor C Shares  $163   $557    $977    $2,149

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Florida Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1993    1994     1995   1996   1997   1998    1999    2000   2001
     ------  -------  ------  -----  -----  -----  -------  -----  -----
     11.13%  (4.30)%  14.08%  3.53%  6.99%  5.16%  (0.90)%  8.01%  4.52%



          *Year-to-date return as of June 30, 2002:  3.42%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.80%
Worst: 1st quarter 1994: -4.29%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                1 year 5 years  Fund*
Investor A Shares Returns Before Taxes          1.09%   4.03%   4.85%
Investor A Shares Returns After Taxes
 On Distributions                               1.09%   4.03%   4.85%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares          2.38%   4.13%   4.80%
Investor B Shares Returns Before Taxes          0.74%   4.07%   4.37%
Investor C Shares Returns Before Taxes          2.62%   4.06%   4.70%
Lehman 7-Year Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes)        5.20%   5.57%   5.96%
Lehman Quality Intermediate Municipal Index
 (reflects no deductions for fees, expenses or
 taxes)                                         5.52%   5.52%   - **

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 14, 1992, June 7, 1993 and December 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed
  on purchases, as a % of offering price    3.25%       none       none
 Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.40%      0.40%      0.40%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.33%      0.33%      0.33%
 Other expenses                             -----      -----      -----
 Total annual Fund operating expenses       0.98%      1.73%      1.73%
                                           (0.23)%    (0.23)%    (0.23)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.75%      1.50%      1.50%
                                            =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $605    $828    $1,469
Investor B Shares  $453   $723    $917    $1,823
Investor C Shares  $253   $523    $917    $2,022

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $523    $917    $1,823
Investor C Shares  $153   $523    $917    $2,022

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

     THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

       .DURATION: MORE THAN 6 YEARS

       .INCOME POTENTIAL: HIGH

       .RISK POTENTIAL: HIGH

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS FLORIDA MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

    [Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Florida Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1994     1995   1996   1997   1998    1999     2000   2001
     -------  ------  -----  -----  -----  -------  ------  -----
     (8.23)%  19.65%  2.96%  8.72%  5.63%  (2.78)%  11.06%  4.55%


          *Year-to-date return as of June 30, 2002:  4.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:  8.16%
Worst: 1st quarter 1994: -8.00%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period of the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        Life of
                                         1 year 5 years  Fund*
Investor A Shares Returns Before Taxes   -0.38%  4.31%   4.22%
Investor A Shares Returns After Taxes on
 Distributions                           -0.49%  4.28%   4.20%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   1.57%   4.37%   4.30%
Investor B Shares Returns Before Taxes   -0.11%  4.44%   4.17%
Investor C Shares Returns Before Taxes   2.77%   4.61%   6.56%
Lehman Municipal Bond Index (reflects no
 deductions for fees, expenses or taxes) 5.13%   5.98%   5.89%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 10, 1993, October 22, 1993 and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price     4.75%       none      none
 Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value        none/1/    5.00%/2/   1.00/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.50%      0.50%      0.50%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.37%      0.37%      0.37%
 Other expenses                            -----      -----      -----
 Total annual Fund operating expenses       1.12%      1.87%      1.87%
                                           (0.27)%    (0.27)%    (0.27)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.85%      1.60%      1.60%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $558   $789   $1,039   $1,753
Investor B Shares  $663   $862   $1,186   $1,972
Investor C Shares  $263   $562    $986    $2,168

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $163   $562    $986    $1,972
Investor C Shares  $163   $562    $986    $2,168

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Georgia Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Georgia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1993    1994     1995   1996   1997   1998    1999    2000   2001
     ------  -------  ------  -----  -----  -----  -------  -----  -----
     10.88%  (4.79)%  14.07%  3.45%  6.97%  5.38%  (1.55)%  8.03%  5.29%



          *Year-to-date return as of June 30, 2002:  3.04%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.52%
Worst: 1st quarter 1994: -4.62%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                            1 year 5 years  Fund*
Investor A shares Returns Before Taxes      1.86%   4.08%   5.22%
Investor A Shares Returns After Taxes on
 Distributions                              1.86%   4.04%   5.18%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares      2.86%   4.14%   5.11%
Investor B Shares Returns Before Taxes      1.50%   4.11%   4.33%
Investor C Shares Returns Before Taxes      3.50%   4.09%   4.86%
Lehman 7-Year Municipal Bond Index
 (reflects no deductions for fees, expenses
 or taxes)                                  5.20%   5.57%   6.26%
Lehman Quality Intermediate Municipal
 Index (reflects no deductions for fees,
 expenses or taxes)                         5.52%   5.52%     -**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are May 4, 1992, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed on
 purchases, as a % of offering price        3.25%       none       none
 Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.40%      0.40%      0.40%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.36%      0.36%      0.36%
 Other expenses                            -----      -----      -----
 Total annual Fund operating expenses       1.01%      1.76%      1.76%
                                           (0.26)%    (0.26)%    (0.26)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.75%      1.50%      1.50%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class -- ABOUT Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $611    $841    $1,500
Investor B Shares  $453   $729    $930    $1,853
Investor C Shares  $253   $529    $930    $2,052

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $529    $930    $1,853
Investor C Shares  $153   $529    $930    $2,052

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

       .DURATION: 3 TO 8 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS KANSAS MUNICIPAL INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax.The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

[Graphic]

     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING
     IN THIS FUND IN Other
     important information
     AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Kansas Municipal Income Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Kansas state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities. The State of Kansas faces a potential budget shortfall for fiscal 2003. The 2002 Kansas legislature raised taxes by $252 million and trimmed the State of Kansas fiscal 2003 budget by 3.5 percent to $4.4 billion. Even with the increase in taxes and budget cuts, however, the budget may not be fully funded, making further spending cuts in State programs necessary. Significant further budget cuts could also have a significant impact on Kansas municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

     2001
     -----
     3.79%

          *Year-to-date return as of June 30, 2002:  4.18%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:   2.01%
Worst: 3rd quarter 2001: -0.69%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

     BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares of the Fund, however, it does not show after-tax returns for this class and this class' after-tax returns will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                         1 year  Fund*
Investor A Shares Returns Before Taxes                   0.46%   2.87%
Investor A Shares Returns After Taxes on Distributions   0.44%   2.86%
Investor A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                                 1.90%   3.15%
Investor B Shares Returns Before Taxes                  -1.95%  1.50%
Lehman Quality Intermediate Municipal Index (reflects
 no deductions for fees, expenses or taxes)              5.52%   6.88%

     *The inception dates of Investor A Shares and Investor B Shares are August
      14, 2000 and August 29, 2000, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed
  on purchases, as a % of offering price    3.25%       none       none
 Maximum deferred sales charge (load)
  as a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.50%      0.50%      0.50%
 Distribution (12b-1) and shareholder
 servicing fees                             0.25%      1.00%      1.00%
                                            0.41%      0.41%      0.41%
 Other expenses                            -----      -----      -----
 Total annual Fund operating expenses       1.16%      1.91%      1.91%
                                           (0.31)%    (0.31)%    (0.31)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.85%      1.60%      1.60%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $409   $652    $914    $1,663
Investor B Shares  $463   $770   $1,003   $2,012
Investor C Shares  $263   $570   $1,003   $2,208

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $163   $570   $1,003   $2,012
Investor C Shares  $163   $570   $1,003   $2,208

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:
  .looks at a security's potential to generate both income and price appreciation
  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

    [Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Maryland Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

  .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Maryland state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

  .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a continuing decline in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Several analysts have suggested that Maryland could face a gap between revenues and spending of over $900 million by fiscal year 2004, and up to $2 billion by fiscal year 2007. The State may need to raise taxes, or cut spending, in order to achieve balanced budgets in the future.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994    1995  1996  1997  1998   1999   2000  2001
     ----- ------ ------- ------ ----- ----- ----- ------- ----- -----
     7.05% 10.01% (4.70)% 13.61% 3.43% 6.55% 5.09% (1.04)% 8.28% 4.40%

          *Year-to-date return as of June 30, 2002:  3.68%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.57%
Worst: 1st quarter 1994: -4.53%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                         1 year 5 years 10 years  Fund*
Investor A Shares Returns Before Taxes   0.98%   3.93%   4.80%    5.49%
Investor A Shares Returns After Taxes on
 Distributions                           0.98%   3.93%   4.73%    5.43%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   2.27%   4.02%   4.73%    5.36%
Investor B Shares Returns Before Taxes   0.62%   3.95%     --     4.16%
Investor C Shares Returns Before Taxes   2.62%   3.92%     --     4.53%
Lehman 7-Year Municipal Bond Index
 (reflects no deductions for fees,
 expenses or taxes)                      5.20%   5.57%   6.13%    6.79%
Lehman Quality Intermediate Municipal
 Index (reflects no deductions for fees,
 expenses or taxes)                      5.52%   5.52%     --**   --**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are September 1, 1990, June 8, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

     ** The inception date of the Fund is prior to the inception date for this index and this index does not yet have 10 years of performance.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed
     on purchases, as a % of offering price    3.25%       none       none
    Maximum deferred sales charge (load)
     as a % of the lower of the original
     purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.40%      0.40%      0.40%
    Distribution (12b-1) and shareholder
     servicing fees                            0.25%      1.00%      1.00%
    Other expenses                             0.34%      0.34%      0.34%
                                              -----      -----      -----
    Total annual Fund operating expenses       0.99%      1.74%      1.74%
    Fee waivers and/or reimbursements         (0.24)%    (0.24)%    (0.24)%
                                              -------    -------    -------
    Total net expenses/5/                      0.75%      1.50%      1.50%
                                              =====      =====      =====


   /1/A $1.00 maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $607    $832    $1,479
Investor B Shares  $453   $725    $921    $1,833
Investor C Shares  $253   $525    $921    $2,032

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $525    $921    $1,833
Investor C Shares  $153   $525    $921    $2,032

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.
The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax. The Fund may invest up to 10% of its total assets in municipal high yield debt securities.
The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.
The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.
Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.
When selecting individual investments, the team:
  .looks at a security's potential to generate both income and price appreciation
  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk
The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.
The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on North Carolina municipal securities, which is generally free from federal income tax and North Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, a portion is related to increased competition from cheap foreign labor. In May 2002, the unemployment rate in North Carolina was
       6.8 percent, exceeding the national average of 5.8 percent. The State of North Carolina and many of its municipalities have been able to maintain balanced budgets in 2002 primarily through reductions in services and expenditures. Despite difficult economic times, North Carolina's bonds have continued to receive a AAA rating from major rating services, although one rating service has placed the State on a negative credit watch. Also, North Carolina voters have approved the issuance of $3.1 billion of bonds for the State's universities and community colleges which, with other approved bonds, would more than double the State's bonds outstanding, if issued. These factors could have a significant impact on North Carolina state and municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1993    1994     1995   1996   1997   1998    1999    2000   2001
     ------  -------  ------  -----  -----  -----  -------  -----  -----
     10.29%  (4.27)%  13.91%  3.64%  7.01%  5.16%  (1.58)%  8.32%  4.46%


          *Year-to-date return as of June 30, 2002:  3.64%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:    5.78%
Worst: 1st quarter 1994: -4.07%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                          Life of
                                           1 year 5 years  Fund*
Investor A Shares Returns Before Taxes     1.09%   3.93%   4.70%
Investor A Shares Returns After Taxes on
 Distributions                             1.09%   3.91%   4.67%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares     2.36%   4.02%   4.64%
Investor B Shares Returns Before Taxes     0.68%   3.96%   4.24%
Investor C Shares Returns Before Taxes     2.67%   3.93%   4.54%
Lehman 7-Year Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)                                 5.20%   5.57%   5.96%
Lehman Quality Intermediate Municipal
 Index (reflects no deduction for fees,
 expenses or taxes)                        5.52%   5.52%   --**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 14, 1992, June 7, 1993 and December 16, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

    **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed on
  purchases, as a % of offering price       3.25%       none       none
 Maximum deferred sales charge (load) as
  a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.40%      0.40%      0.40%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
 Other expenses                             0.34%      0.34%      0.34%
                                           -----      -----      -----
 Total annual Fund operating expenses       0.99%      1.74%      1.74%
 Fee waivers and/or reimbursements         (0.24)%    (0.24)%    (0.24)%
                                           -------    -------    -------
 Total net expenses/5/                      0.75%      1.50%      1.50%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $607    $832    $1,479
Investor B Shares  $453   $725    $921    $1,833
Investor C Shares  $253   $525    $921    $2,032

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $525    $921    $1,833
Investor C Shares  $153   $525    $921    $2,032

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.


[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and South Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services. However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1993    1994     1995   1996   1997   1998    1999    2000   2001
     -----  -------  ------  -----  -----  -----  -------  -----  -----
     9.84%  (3.11)%  13.45%  3.76%  6.62%  5.33%  (1.33)%  8.44%  4.76%


          *Year-to-date return as of June 30, 2002:  3.38%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.18%
Worst: 1st quarter 1994: -3.50%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                    Life of
                                                     1 year 5 years  Fund*
     Investor A Shares Returns Before Taxes           1.40%  4.02%    5.09%
     Investor A Shares Returns After Taxes on
      Distributions                                   1.40%  3.99%    5.08%
     Investor A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares           2.67%  4.13%    5.04%
     Investor B Shares Returns Before Taxes           0.98%  4.05%    4.38%
     Investor C Shares Returns Before Taxes           2.98%  4.03%    4.80%
     Lehman 7-Year Municipal Bond Index (reflects no
      deductions for fees, expenses or taxes)         5.20%  5.57%    6.26%
     Lehman Quality Intermediate Municipal Index
      (reflects no deductions for fees, expenses or
      taxes)                                          5.52%  5.52%    --**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are May 5, 1992, June 8, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed
     on purchases, as a % of offering price    3.25%       none       none
    Maximum deferred sales charge (load)
     as a % of the lower of the original
     purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.40%      0.40%      0.40%
    Distribution (12b-1) and shareholder
     servicing fees                            0.25%      1.00%      1.00%
                                               0.33%      0.33%      0.33%
    Other expenses                            -----      -----      -----
    Total annual Fund operating expenses       0.98%      1.73%      1.73%
                                              (0.23)%    (0.23)%    (0.23)%
    Fee waivers and/or reimbursements         -------    -------    -------
    Total net expenses/5/                      0.75%      1.50%      1.50%
                                              =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $605    $828    $1,469
Investor B Shares  $453   $723    $917    $1,823
Investor C Shares  $253   $523    $917    $2,022

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $523    $917    $1,823
Investor C Shares  $153   $523    $917    $2,022

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL
BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax. The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.
Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
      IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. For example, the state's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Nissan Motor Manufacturing and Saturn Corporation as well as a number of automotive parts and accessories suppliers have located in Tennessee, as have other industries capitalizing on Tennessee's central location, favorable business climate and its advanced transportation system. Adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1994     1995   1996   1997   1998    1999    2000   2001
     -------  ------  -----  -----  -----  -------  -----  -----
     (4.64)%  13.93%  3.72%  6.71%  5.20%  (1.46)%  7.94%  5.27%


          *Year-to-date returns as of June 30,2002:  4.13%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.76%
Worst: 1st quarter 1994: -4.23%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                            1 year 5 years  Fund*
Investor A Shares Returns Before Taxes      1.88%   3.99%   4.43%
Investor A Shares Returns After Taxes on
 Distributions                              1.88%   3.99%   4.43%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares      2.81%   4.06%   4.42%
Investor B Shares Returns Before Taxes      1.38%   4.02%   4.28%
Investor C Shares Returns Before Taxes      3.41%   3.92%   5.23%
Lehman 7-Year Municipal Bond Index
 (reflects no deductions for fees, expenses
 or taxes)                                  5.20%   5.57%   5.71%
Lehman Quality Intermediate Municipal
 Index (reflects no deductions for fees,
 expenses or taxes)                         5.52%   5.52%   --**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are April 2, 1993, June 10, 1993 and November 3, 1994, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed on
     purchases, as a % of offering price       3.25%       none       none
    Maximum deferred sales charge (load) as
     a % of the lower of the original
     purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.40%      0.40%      0.40%
    Distribution (12b-1) and shareholder
     servicing fees                            0.25%      1.00%      1.00%
                                               0.53%      0.53%      0.53%
    Other expenses                            -----      -----      -----
    Total annual Fund operating expenses       1.18%      1.93%      1.93%
                                              (0.43)%    (0.43)%    (0.43)%
    Fee waivers and/or reimbursements         -------    -------    -------
    Total net expenses/5/                      0.75%      1.50%      1.50%
                                              =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $399   $647    $914    $1,675
               Investor B Shares  $453   $764   $1,002   $2,024
               Investor C Shares  $253   $564   $1,002   $2,219

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $153   $564   $1,002   $2,024
               Investor C Shares  $153   $564   $1,002   $2,219

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.

[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND
FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax. The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Texas Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on the high-technology, oil, real estate and agriculture industries as well as the service-producing and goods-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1994     1995   1996   1997   1998    1999    2000   2001
     -------  ------  -----  -----  -----  -------  -----  -----
     (3.52)%  12.71%  3.44%  6.91%  5.20%  (1.40)%  8.26%  4.72%


          *Year-to-date return as of June 30, 2002:  3.27%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   4.88%
Worst: 1st quarter 1994: -4.02%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                     1 year 5 year  Fund*
     Investor A Shares Returns Before Taxes          1.37%  3.99%    4.39%
     Investor A Shares Returns After Taxes on
      Distributions                                  1.37%  3.97%    4.36%
     Investor A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares          2.63%  4.10%    4.40%
     Investor B Shares Returns Before Taxes          0.94%  4.02%    4.13%
     Investor C Shares Returns Before Taxes          2.97%  3.98%    5.14%
     Lehman 7-Year Municipal Bond Index (reflects no
      deductions for fees, expenses or taxes)        5.20%  5.57%    5.81%
     Lehman Quality Intermediate Municipal Index
      (reflects no deductions for fees, expenses or
      taxes)                                         5.52%  5.52%    - **

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are February 4, 1993, June 22, 1993 and November 3, 1994, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of the Fund is prior to the inception date for this index.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed on
     purchases, as a % of offering price       3.25%       none       none
    Maximum deferred sales charge (load) as
     a % of the lower of the original
     purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.40%      0.40%      0.40%
    Distribution (12b-1) and shareholder
     servicing fees                            0.25%      1.00%      1.00%
                                               0.32%      0.32%      0.32%
    Other expenses                            -----      -----      -----
    Total annual Fund operating expenses       0.97%      1.72%      1.72%
                                              (0.22)%    (0.22)%    (0.22)%
    Fee waivers and/or reimbursements         -------    -------    -------
    Total net expenses/5/                      0.75%      1.50%      1.50%
                                              =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $399   $603    $824    $1,458
Investor B Shares  $453   $720    $913    $1,813
Investor C Shares  $253   $520    $913    $2,012

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $153   $520    $913    $1,813
Investor C Shares  $153   $520    $913    $2,012

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 91.


[Graphic]
     THIS FUND AT A GLANCE

       .WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

       .DURATION: 3 TO 6 YEARS

       .INCOME POTENTIAL: MODERATE

       .RISK POTENTIAL: MODERATE

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  .looks at a security's potential to generate both income and price appreciation

  .allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Virginia Intermediate Municipal Bond Fund has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and Virginia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the state's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993    1994     1995   1996   1997   1998    1999    2000  2001
     -----  -----  -------  ------  -----  -----  -----  -------  ----- -----
     6.85%  9.91%  (4.47)%  13.16%  3.62%  6.63%  5.62%  (1.23)%  8.43% 4.73%

          *Year-to-date return as of June 30, 2002:  3.64%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 1995:   5.19%
Worst: 1st quarter 1994: -4.10%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                     Life of
                                             1 year 5 years 10 years  Fund*
    Investor A Shares Returns Before Taxes   1.36%   4.02%   4.83%    5.44%
    Investor A Shares Returns After Taxes on
     Distributions                           1.36%   4.02%   4.79%    5.40%
    Investor A Shares Returns After Taxes on
     Distributions and Sale of Fund Shares   2.52%   4.10%   4.78%    5.35%
    Investor B Shares Returns Before Taxes   1.04%   4.05%    --      4.20%
    Investor C Shares Returns Before Taxes   3.05%   4.03%    --      4.60%
    Lehman 7-Year Municipal Bond Index
     (reflects no deductions for fees,
     expenses or taxes)                      5.20%   5.57%   6.13%    6.69%
    Lehman Quality Intermediate Municipal
     Index (reflects no deductions for fees,
     expenses or taxes)                      5.52%   5.52%     --**     --**

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 5, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

     **The inception date of this Fund is prior to the inception date for this index and this index does not yet have 10 years of performance.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
 Maximum sales charge (load) imposed
  on purchases, as a % of offering price    3.25%       none       none
 Maximum deferred sales charge (load)
  as a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
 Management fees                            0.40%      0.40%      0.40%
 Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.32%      0.32%      0.32%
 Other expenses                            -----      -----      -----
 Total annual Fund operating expenses       0.97%      1.72%      1.72%
                                           (0.22)%    (0.22)%    (0.22)%
 Fee waivers and/or reimbursements         -------    -------    -------
 Total net expenses/5/                      0.75%      1.50%      1.50%
                                           =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year 3 years 5 years 10 years
Investor A Shares                    $399   $603    $824    $1,458
Investor B Shares                    $453   $720    $913    $1,813
Investor C Shares                    $253   $520    $913    $2,012

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                    1 year 3 years 5 years 10 years
Investor B Shares                    $153   $520    $913    $1,813
Investor C Shares                    $153   $520    $913    $2,012

[Graphic]
        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                          Maximum    Actual fee paid
                                                        advisory fee last fiscal year
NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        0.40%           N/A
Nations California Municipal Bond Fund                     0.50%          0.27%
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           0.40%          0.19%
Nations Florida Municipal Bond Fund                        0.50%          0.25%
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%          0.16%
Nations Kansas Municipal Income Fund                       0.50%          0.21%
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          0.40%          0.18%
Nations North Carolina Intermediate Municipal Bond Fund    0.40%          0.18%
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%          0.19%
Nations Tennessee Intermediate Municipal Bond Fund         0.40%          0.00%
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND             0.40%          0.20%
Nations Virginia Intermediate Municipal Bond Fund          0.40%          0.20%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC
     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     STEPHENS INC.
     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.
     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;
  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or
  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds. BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]
      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.
     [Graphic]
      BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.



[Graphic]
        Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                    Intermediate         Long-Term
                                     Municipal           Municipal
Investor A Shares                    Bond Funds          Bond Funds
Maximum amount you can buy            no limit            no limit
Maximum front-end sales charge          3.25%               4.75%
Maximum deferred sales charge/1/        none                none
Maximum annual distribution      0.25% distribution  0.25% distribution
and shareholder servicing fees   (12b-1)/service fee (12b-1)/service fee
Conversion feature                      none                none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A
   Shares -- Contingent deferred sales charge for details.

                                         Intermediate        Long-Term
                                          Municipal          Municipal
     Investor B Shares                    Bond Funds         Bond Funds
     Maximum amount you can buy            $250,000           $250,000
     Maximum front-end sales charge          none               none
     Maximum deferred sales charge/1/       3.00%              5.00%
     Redemption fee                          none               none
     Maximum annual distribution and  0.75% distribution 0.75% distribution
     shareholder servicing fees        (12b-1) fee and    (12b-1) fee and
                                      0.25% service fee  0.25% service fee
     Conversion feature                      yes                yes

/1/This charge decreases over time. Please see Choosing a share class -- About
   Investor B Shares -- Contingent deferred sales charge for details.

                                    Intermediate        Long-Term
                                     Municipal          Municipal
Investor C Shares                    Bond Funds         Bond Funds
Maximum amount you can buy            no limit           no limit
Maximum front-end sales charge          none               none
Maximum deferred sales charge/1/       1.00%              1.00%
Redemption fee                          none               none
Maximum annual distribution      0.75% distribution 0.75% distribution
and shareholder servicing fees    (12b-1) fee and    (12b-1) fee and
                                 0.25% service fee  0.25% service fee
Conversion feature                      none               none

/1/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]
     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                               Amount retained
                                Sales charge   Sales charge   by selling agents
                               as a % of the   as a % of the    as a % of the
                               offering price net asset value  offering price
Amount you bought                per share       per share        per share
INTERMEDIATE MUNICIPAL
Bond Funds
$0 - $99,999                       3.25%           3.36%           3.00%
$100,000 - $249,999                2.50%           2.56%           2.25%
$250,000 - $499,999                2.00%           2.04%           1.75%
$500,000 - $999,999                1.50%           1.53%           1.25%
$1,000,000 or more                 0.00%           0.00%          1.00%/1/

LONG-TERM MUNICIPAL BOND FUNDS
$0 - $49,999                       4.75%           4.99%           4.25%
$50,000 - $99,999                  4.50%           4.71%           4.00%
$100,000 - $249,999                3.50%           3.63%           3.00%
$250,000 - $499,999                2.50%           2.56%           2.25%
$500,000 - $999,999                2.00%           2.04%           1.75%
$1,000,000 or more                 0.00%           0.00%          1.00%/1/

   /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Intermediate Municipal Bond Funds
If you sell your shares during the following year:     You'll pay a CDSC of:
--------------------------------------------------------------------------------------------
                                                     Shares
                                                   you bought Shares you bought between
                                                     after    8/1/1997 and 11/15/1998 in the
                                                   11/15/1998 following amounts:
                                                   ---------- ------------------------------
                                                                $0 -         $500,000 -
                                                              $499,999       $999,999
          the first year you own them                 3.0%      3.0%            2.0%
          the second year you own them                3.0%      2.0%            1.0%
          the third year you own them                 2.0%      1.0%            none
          the fourth year you own them                1.0%      none            none
          the fifth year you own them                 none      none            none
          the sixth year you own them                 none      none            none
          after six years of owning them              none      none            none

Long-Term Municipal Bond Funds
If you sell your shares during the following year:           You'll pay a CDSC of:
--------------------------------------------------------------------------------------------
                                                     Shares
                                                   you bought   Shares you bought between
                                                     after       8/1/1997 and 11/15/1998
                                                   11/15/1998   in the following amounts:
                                                   ---------- ------------------------------
                                                                $0 -   $250,000 - $500,000 -
                                                              $249,999  $499,999   $999,999
          the first year you own them                 5.0%      4.0%      3.0%       2.0%
          the second year you own them                4.0%      3.0%      2.0%       1.0%
          the third year you own them                 3.0%      3.0%      1.0%       none
          the fourth year you own them                3.0%      2.0%      none       none
          the fifth year you own them                 2.0%      1.0%      none       none
          the sixth year you own them                 1.0%      none      none       none
          after six years of owning them              none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

Intermediate Municipal Bond Funds
                                  Will convert to Investor A Shares
Investor B Shares you bought         after you've owned them for
     after November 15, 1998                 eight years
     between August 1, 1997
     and November 15, 1998
       $0 - $499,999                          six years
       $500,000 - $999,999                   five years
     before August 1, 1997                    six years
Long-Term Municipal Bond Funds
                                  Will convert to Investor A Shares
Investor B Shares you bought         after you've owned them for
     after November 15, 1998                 eight years
     between August 1, 1997
     and November 15, 1998
       $0 - $249,999                         nine years
       $0 - $499,999                          six years
       $500,000 - $999,999                   five years
     before August 1, 1997                   nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      .certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
       Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                                  Ways to
                                buy, sell or          How much you can buy,
                                  exchange              sell or exchange                        Other things to know
                               --------------- ----------------------------------- ----------------------------------------------
Buying shares                  In a lump sum   minimuminitial investment:          There is no limit to the amount you can invest
                                               .$1,000 for regular accounts        in Investor A and C Shares. You can invest up
                                               .$250 for certain fee based         to $250,000 in Investor B Shares.
                                                investment accounts
                                               minimumadditional investment:
                                               .$100 for all accounts
                               Using our       minimuminitial investment:          You can buy shares twice a month, monthly
                               Systematic      .$ 100                              or quarterly, using automatic transfers from
                               Investment Plan minimumadditional investment:       your bank account.
                                               .$50
---------------------------------------------------------------------------------------------------------------------------------
Selling shares                 In a lump sum   .you can sell up to $50,000 of your We'll deduct any CDSC from the amount
                                                shares by telephone, otherwise     you're selling and send you or your selling
                                                there are no limits to the amount  agent the balance, usually within three
                                                you can sell                       business days of receiving your order.
                                               .other restrictions may apply to    If you paid for your shares with a check that
                                                withdrawals from retirement plan   wasn't certified, we'll hold the sale proceeds
                                                accounts                           when you sell those shares for at least 15
                                                                                   days after the trade date of the purchase, or
                                                                                   until the check has cleared.
                               Using our       .minimum $25 per withdrawal         Your account balance must be at least
                               Automatic                                           $10,000 to set up the plan. You can make
                               Withdrawal Plan                                     withdrawals twice a month, monthly,
                                                                                   quarterly, bi-annually or annually. We'll send
                                                                                   your money by check or deposit it directly to
                                                                                   your bank account. No CDSC is deducted if
                                                                                   you withdraw 12% or less of the value of your
                                                                                   shares in a class.
---------------------------------------------------------------------------------------------------------------------------------
Exchanging shares              In a lump sum   .minimum $1,000 per exchange        You can exchange your Investor A Shares for
                                                                                   Investor A Shares of any other Nations Fund,
                                                                                   except Index Funds. You won't pay a front-
                                                                                   end sales charge, CDSC or redemption fee on
                                                                                   the shares you're exchanging.
                                                                                   You can exchange your Investor B Shares for
                                                                                   Investor B Shares of any other Nations Fund.
                                                                                   You can exchange your Investor C Shares for
                                                                                   Investor C Shares of any other Nations Fund.
                                                                                   If you received Investor C Shares of a Fund
                                                                                   from an exchange of Investor A Shares of a
                                                                                   Managed Index Fund, you can also exchange
                                                                                   these shares for Investor A Shares of an
                                                                                   Index Fund. You won't pay a CDSC on the
                                                                                   shares you're exchanging.
                               Using our       .minimum $25 per exchange           You must already have an investment in the
                               Automatic                                           Funds into which you want to exchange. You
                               Exchange                                            can make exchanges monthly or quarterly.
                               Feature

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$ 250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$ 100 using our Systematic Investment Plan

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

   [Graphic]
     FOR MORE INFORMATION
     ABOUT TELEPHONE ORDERS,
     SEE How orders are processed.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

         .Your account balance must be at least $10,000 to set up the plan.

         .If you set up the plan after you've opened your account, your signature must be guaranteed.

         .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

         .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

         .We'll send you a check or deposit the money directly to your bank account.

         .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a

          Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  .Send your request to PFPC in writing or call 1.800.321.7854.

  .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  .You must already have an investment in the Funds you want to exchange.

  .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A ''12B-1'' FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]
       How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

    .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

    .additional amounts on all sales of shares:

      .up to 1.00% of the offering price per share of Investor A Shares

      .up to 1.00% of the net asset value per share of Investor B Shares

      .up to 1.00% of the net asset value per share of Investor C Shares

    .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
       Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

    .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

    .A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state individual income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund primarily invests in securities from that state and its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:
    .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
    .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations California Intermediate Municipal Bond Fund and Investor C Shares of Nations Kansas Municipal Income Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR ENDED  YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES*                       03/31/02**# 03/31/01#    03/31/00     05/14/99    02/28/99   02/28/98  02/28/97***
OPERATING PERFORMANCE:
Net asset value, beginning of period        $7.47      $7.14        $7.50        $7.60      $7.64      $7.35       $7.45
Net investment income                        0.33       0.35        0.31          0.07       0.34       0.35        0.36
Net realized and unrealized gain/(loss)
 on investments                             (0.15)      0.34       (0.34)        (0.10)      0.10       0.29       (0.05)
Net increase/(decrease) in net asset
 value from operations                       0.18       0.69       (0.03)        (0.03)      0.44       0.64        0.31
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.33)     (0.34)      (0.31)        (0.07)     (0.34)     (0.35)      (0.36)
Distributions from net realized capital
 gains                                      (0.03)     (0.02)      (0.02)          --       (0.14)       --        (0.05)
Total dividends and distributions           (0.36)     (0.36)      (0.33)        (0.07)     (0.48)     (0.35)      (0.41)
Net asset value, end of period              $7.29      $7.47        $7.14        $7.50      $7.60      $7.64       $7.35
TOTAL RETURN++                              2.45%      9.93%       (0.46)%      (0.42)%     5.94%      9.18%       4.29%
==========================================================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $145,567   $149,282    $157,672      $206,000   $219,000   $214,000    $221,000
Ratio of operating expenses to average
 net assets                                 0.85%     0.83%(a)    0.80%+(a)      0.93%+     0.93%     0.90%(b)    0.90%(b)
Ratio of net investment income to
 average net assets                         4.46%      4.81%       4.50%+        4.40%+     4.42%      4.74%       4.88%
Portfolio turnover rate                       8%        20%          34%           1%        42%        28%         34%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                     1.10%      1.07%       1.04%+        0.96%+     0.93%     1.06%(b)    1.10%(b)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund A Shares, which were reorganized into the California Municipal Bond Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC ** Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 *** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                                 (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED  YEAR ENDED PERIOD ENDED PERIOD ENDED PERIOD ENDED
INVESTOR B SHARES*                                03/31/02**# 03/31/01#    03/31/00     05/14/99   02/28/99***
OPERATING PERFORMANCE:
Net asset value, beginning of period                $7.47       $7.14       $7.51        $7.61        $7.61
Net investment income                                0.27        0.30       0.27         0.06         0.16
Net realized and unrealized gain/(loss) on
 investments                                        (0.14)       0.34      (0.35)       (0.10)        0.14
Net increase/(decrease) in net asset value from
 operations                                          0.13        0.64      (0.08)       (0.04)        0.30
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.28)      (0.29)     (0.27)       (0.06)       (0.16)
Distributions from net realized capital gains       (0.03)      (0.02)     (0.02)         --         (0.14)
Total dividends and distributions                   (0.31)      (0.31)     (0.29)       (0.06)       (0.30)
Net asset value, end of period                      $7.29       $7.47       $7.14        $7.51        $7.61
TOTAL RETURN++                                      1.68%       9.15%      (1.16)%      (0.57)%       4.09%
===============================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $7,458      $5,729     $4,206       $3,000       $2,000
Ratio of operating expenses to average net assets   1.60%      1.55%(a)   1.45%+(a)     1.66%+      1.70%+(b)
Ratio of net investment income to average net
 assets                                             3.71%       4.09%      3.85%+       3.63%+       3.67%+
Portfolio turnover rate                               8%         20%         34%          1%           42%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.85%       1.82%      1.79%+       1.69%+      1.71%+(b)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund B Shares, which were reorganized into the California Municipal Bond Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC ** Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 *** California Municipal Bond Investor B
                                 Shares commenced operations on July 15, 1998. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                                 (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#   03/31/00**
OPERATING PERFORMANCE:
Net asset value, beginning of period                $7.44      $7.12       $7.31
Net investment income                                0.27       0.30       0.19
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)      0.33      (0.17)
Net increase/(decrease) in net asset value from
 operations                                          0.14       0.63       0.02
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.28)     (0.29)     (0.19)
Distributions from net realized capital gains       (0.03)     (0.02)     (0.02)
Total dividends and distributions                   (0.31)     (0.31)     (0.21)
Net asset value, end of period                      $7.27      $7.44       $7.12
TOTAL RETURN++                                      1.82%      8.97%       0.30%
====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $3,265     $1,191      $258
Ratio of operating expenses to average net assets   1.60%     1.60%(a)   1.60%+(a)
Ratio of net investment income to average net
 assets                                             3.71%      4.04%      3.70%+
Portfolio turnover rate                               8%        20%         34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.85%      1.82%      1.79%+

                                 * Effective April 1, 2001, the California
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ** California Municipal Bond Investor C Shares commenced operations on July 29, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.69     $10.33     $10.79     $10.77     $10.40
Net investment income                                0.47       0.48       0.48       0.48       0.48
Net realized and unrealized gain/(loss) on
 investments                                        (0.15)      0.36      (0.46)      0.02       0.37
Net increase/(decrease) in net asset value from
 operations                                          0.32       0.84       0.02       0.50       0.85
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.47)     (0.48)     (0.48)     (0.48)     (0.48)
Net asset value, end of year                        $10.54     $10.69     $10.33     $10.79     $10.77
Total return++                                      3.03%      8.33%      0.22%       4.74%     8.34%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $8,530     $5,319     $9,695     $12,783    $7,205
Ratio of operating expenses to average net assets  0.75%(a)   0.75%(a)   0.73%(a)     0.70%    0.70%(a)
Ratio of net investment income to average net
 assets                                             4.40%      4.57%      4.57%       4.45%     4.54%
Portfolio turnover rate                              15%         6%        12%         14%       13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.98%      0.96%      0.99%       0.97%     0.96%

                                 * Effective April 1, 2001, the Florida
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES         03/31/02*#  03/31/01  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $10.70     $10.34     $10.79     $10.77     $10.40
Net investment income        0.39       0.40       0.41       0.42       0.43
Net realized and
 unrealized gain/(loss)
 on investments             (0.15)      0.36      (0.45)      0.02       0.37
Net increase/(decrease)
 in net asset value from
 operations                  0.24       0.76      (0.04)      0.44       0.80
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.39)     (0.40)     (0.41)     (0.42)     (0.43)
Net asset value, end of
 year                       $10.55     $10.70     $10.34     $10.79     $10.77
TOTAL RETURN++              2.26%      7.52%     (0.38)%     4.11%      7.80%
===============================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's)                 $5,700     $4,429     $4,639     $5,090     $3,606
Ratio of operating
 expenses to average
 net assets                1.50%(a)   1.50%(a)   1.41%(a)    1.30%     1.20%(a)
Ratio of net investment
 income to average
 net assets                 3.65%      3.82%      3.89%      3.85%      4.04%
Portfolio turnover rate      15%         6%        12%        14%        13%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.73%      1.71%      1.74%      1.72%      1.46%

                                 * Effective April 1, 2001, the Florida
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES         03/31/02*#  03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $10.72     $10.36     $10.79     $10.77     $10.40
Net investment income        0.31       0.40       0.40       0.41       0.43
Net realized and
 unrealized gain/(loss)
 on investments             (0.08)      0.36      (0.43)      0.03       0.37
Net increase/(decrease)
 in net asset value from
 operations                  0.23       0.76      (0.03)      0.44       0.80
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.39)     (0.40)     (0.40)     (0.42)     (0.43)
Net asset value, end of
 year                       $10.56     $10.72     $10.36     $10.79     $10.77
TOTAL RETURN++              2.12%      7.49%     (0.26)%     4.10%      7.80%
===============================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's)                 $2,116      $172       $117      $1,416      $188
Ratio of operating
 expenses to average
 net assets                1.50%(a)   1.50%(a)   1.50%(a)    1.36%     1.20%(a)
Ratio of net investment
 income to average
 net assets                 3.65%      3.82%      3.80%      3.79%      4.04%
Portfolio turnover rate      15%         6%        12%        14%        13%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.73%      1.71%      1.74%      1.72%      1.46%

                                 * Effective April 1, 2001, the Florida
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                    03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                     $9.98      $9.53      $9.99      $9.99      $9.48
Net investment income                                   0.45       0.45       0.46       0.46       0.46
Net realized and unrealized gain/(loss) on
 investments                                           (0.12)      0.46      (0.46)      0.00       0.51
Net increase/(decrease) in net asset value from
 operations                                             0.33       0.91        -         0.46       0.97
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.45)     (0.45)     (0.46)     (0.46)     (0.46)
Distributions from net realized capital gains          (0.05)     (0.01)       -          -          -
Total dividends and distributions                      (0.50)     (0.46)     (0.46)     (0.46)     (0.46)
Net asset value, end of year                           $9.81      $9.98      $9.53      $9.99      $9.99
TOTAL RETURN++                                         3.29%      9.86%      0.04%      4.69%      10.38%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                    $43,619    $45,034    $49,439    $65,373     $2,027
Ratio of operating expenses to average net assets     0.85%(a)   0.85%(a)   0.83%(a)   0.80%(a)   0.80%(a)
Ratio of net investment income to average net assets   4.51%      4.68%      4.75%      4.60%      4.65%
Portfolio turnover rate                                  5%         7%        18%        16%        19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.12%      1.08%      1.11%      1.10%      1.10%

                                 * Effective April 1, 2001, the Florida
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                    03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                     $9.98      $9.53      $9.99      $9.99      $9.48
Net investment income                                   0.37       0.38       0.39       0.40       0.40
Net realized and unrealized gain/(loss) on
 investments                                           (0.12)      0.46      (0.46)      0.00       0.51
Net increase/(decrease) in net asset value from
 operations                                             0.25       0.84      (0.07)      0.40       0.91
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.37)     (0.38)     (0.39)     (0.40)     (0.40)
Distributions from net realized capital gains          (0.05)     (0.01)       -          -          -
Total dividends and distributions                      (0.42)     (0.39)     (0.39)     (0.40)     (0.40)
Net asset value, end of year                           $9.81      $9.98      $9.53      $9.99      $9.99
TOTAL RETURN++                                         2.52%      9.05%     (0.67)%     4.01%      9.71%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                    $10,419    $10,811    $12,802    $15,435    $17,048
Ratio of operating expenses to average net assets     1.60%(a)   1.60%(a)   1.53%(a)   1.45%(a)   1.42%(a)
Ratio of net investment income to average net assets   3.76%      3.93%      4.05%      3.95%      4.03%
Portfolio turnover rate                                  5%         7%        18%        16%        19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.87%      1.83%      1.86%      1.85%      1.72%

                                 * Effective April 1, 2001, the Florida
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES              03/31/02*#  03/31/01   03/31/00  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                            $9.97      $9.53      $9.99      $9.99      $9.48
Net investment income             0.36       0.37       0.38       0.37       0.41
Net realized and unrealized
 gain/(loss) on investments      (0.11)      0.46      (0.46)      0.03       0.51
Net increase/(decrease) in
 net asset
 value from operations            0.25       0.83      (0.08)      0.40       0.92
LESS DISTRIBUTIONS:
Dividends from net investment
 income                          (0.37)     (0.38)     (0.38)     (0.40)     (0.41)
Distributions from net
 realized capital gains          (0.05)     (0.01)       --         --         --
Total dividends and
 distributions                   (0.42)     (0.39)     (0.38)     (0.40)     (0.41)
Net asset value, end of year     $9.80      $9.97      $9.53      $9.99      $9.99
TOTAL RETURN++                   2.51%      8.92%     (0.73)%     4.01%      9.83%
=====================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                           $278       $64        $23        $23         $3
Ratio of operating expenses
 to average net assets          1.60%(a)   1.60%(a)   1.60%(a)   1.53%(a)   1.33%(a)
Ratio of net investment
 income to average net assets    3.76%      3.93%      3.98%      3.87%      4.12%
PORTFOLIO TURNOVER RATE            5%         7%        18%        16%        19%
Ratio of operating expenses
 to average net
 assets without waivers
 and/or expense reimbursements   1.87%      1.83%      1.86%      1.85%      1.63%

                                 * Effective April 1, 2001, the Florida
                                 Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.82     $10.42     $10.94    $10.92      $10.58
Net investment income                                0.48       0.48       0.48      0.47        0.47
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)      0.40      (0.52)     0.06        0.38
Net increase/(decrease) in net asset value from
 operations                                          0.35       0.88      (0.04)     0.53        0.85
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.48)     (0.48)     (0.47)    (0.47)      (0.47)
Distributions from net realized capital gains         --         --       (0.01)    (0.04)      (0.04)
Total dividends and distributions                   (0.48)     (0.48)     (0.48)    (0.51)      (0.51)
Net asset value, end of year                        $10.69     $10.82     $10.42    $10.94      $10.92
TOTAL RETURN++                                      3.24%      8.66%     (0.27)%     4.99%      8.24%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $12,791    $11,872    $13,244    $19,674     $9,446
Ratio of operating expenses to average net assets  0.75%(a)   0.75%(a)   0.73%(a)    0.70%      0.70%
Ratio of net investment income to average net
 assets                                             4.40%      4.55%      4.46%      4.31%      4.34%
PORTFOLIO TURNOVER RATE                               6%        10%        28%        14%        25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.01%      0.98%      1.03%      0.98%      0.95%

                                 * Effective April 1, 2001, the Georgia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.82     $10.42     $10.94     $10.92     $10.58
Net investment income                                0.39       0.40       0.40       0.41       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.12)      0.40      (0.51)      0.06       0.38
Net increase/(decrease) in net asset value from
 operations                                          0.27       0.80      (0.11)      0.47       0.80
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.40)     (0.40)     (0.40)     (0.41)     (0.42)
Distributions from net realized capital gains         --         --       (0.01)     (0.04)     (0.04)
Total dividends and distributions                   (0.40)     (0.40)     (0.41)     (0.45)     (0.46)
Net asset value, end of year                        $10.69     $10.82     $10.42     $10.94     $10.92
TOTAL RETURN++                                      2.47%      7.85%     (0.96)%     4.37%      7.70%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $6,865     $6,773     $6,812     $8,310     $7,378
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.41%(a)    1.30%      1.20%
Ratio of net investment income to average net
 assets                                             3.65%      3.80%      3.78%      3.71%      3.84%
Portfolio turnover rate                               6%        10%        28%        14%        25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.76%      1.73%      1.78%      1.73%      1.45%

                                 * Effective April 1, 2001, the Georgia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares methods.
                                 (a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*#  03/31/01   03/31/00   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.82     $10.42     $10.94     $10.92     $10.58
Net investment income                                0.39       0.40       0.39       0.41       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.12)      0.40      (0.51)      0.05       0.38
Net increase/(decrease) in net asset value from
 operations                                          0.27       0.80      (0.12)      0.46       0.80
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.40)     (0.40)     (0.39)     (0.40)     (0.42)
Distributions from net realized capital gains         --         --       (0.01)     (0.04)     (0.04)
Total dividends and distributions                   (0.40)     (0.40)     (0.40)     (0.44)     (0.46)
Net asset value, end of year                        $10.69     $10.82     $10.42     $10.94     $10.92
TOTAL RETURN++                                      2.46%      7.96%     (1.13)%     4.35%      7.70%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $1,400      $770       $764       $886      $1,034
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.50%(a)    1.31%      1.20%
Ratio of net investment income to average net
 assets                                             3.65%      3.80%      3.69%      3.70%      3.84%
Portfolio turnover rate                               6%        10%        28%        14%        25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.76%      1.73%      1.78%      1.73%      1.45%

                                 * Effective April 1, 2001, the Georgia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                                 03/31/02*# 03/31/01**#
OPERATING PERFORMANCE:
Net asset value, beginning of period                $10.33     $10.00
Net investment income                                0.43       0.47
Net realized and unrealized gain/(loss) on
 investments                                        (0.17)      0.13
Net increase/(decrease) in net asset value from
 operations                                          0.26       0.60
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.43)     (0.27)
Distributions from net realized capital gains       (0.01)       --
Total dividends and distributions                   (0.44)     (0.27)
Net asset value, end of period                      $10.15     $10.33
TOTAL RETURN++                                      2.49%       5.66%
=========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $3,115      $646
Ratio of operating expenses to average net assets  0.85%(a)   0.85%+(a)
Ratio of net investment income to average net
 assets                                             4.15%      4.19%+
Portfolio turnover rate                              13%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.16%      1.18%+

                                 * Effective April 1, 2001, the Kansas
                                 Municipal Income Fund has adopted the
                                 provisions of the AICPA Audit and Accounting
                                 Guide for Investment Companies and began
                                 accreting market discount on debt securities.
                                 The effect of this change for the year ended
                                 March 31, 2002 on the class was:
                                  Investor A Shares -- Increase net investment
                                  income per share by $0.00, decrease net
                                  realized and unrealized gains or losses per
                                  share by $0.00 and increase the ratio of net
                                  investment income to average net assets from
                                  4.14% to 4.15%.
                                 Per share amounts and ratios for the period
                                 ended March 31, 2001 have not been restated to
                                 reflect this change in presentation.
                                 ** Investor A Shares commenced operations on
                                 August 14, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total
                                 return for the period indicated, assumes
                                 reinvestment of all distributions, and does
                                 not reflect the deduction of any applicable
                                 sales charges.
                                 # Per share net investment income has been
                                 calculated using the monthly average shares
                                 method.
                                 (a) The effect of interest expense on the
                                 operating expense ratio was less than 0.01%.
NATIONS KANSAS MUNICIPAL
INCOME FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                                 03/31/02*# 03/31/01**#
OPERATING PERFORMANCE:
Net asset value, beginning of period                $10.32     $10.00
Net investment income                                0.35       0.33
Net realized and unrealized gain/(loss) on
 investments                                        (0.17)      0.19
Net increase/(decrease) in net asset value from
 operations                                          0.18       0.52
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.35)     (0.20)
Distributions from net realized capital gains       (0.01)       --
Total dividends and distributions                   (0.36)     (0.20)
Net asset value, end of period                      $10.14     $10.32
TOTAL RETURN++                                      1.62%       4.78%
=========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $25        $262
Ratio of operating expenses to average net
 assets                                            1.60%(a)   1.60%+(a)
Ratio of net investment income to average net
 assets                                             3.40%      3.44%+
Portfolio turnover rate                              13%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.91%      1.93%+

                                 * Effective April 1, 2001, the Kansas
                                 Municipal Income Fund has adopted the
                                 provisions of the AICPA Audit and Accounting
                                 Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ** Investor B Shares commenced operations on
                                 August 29, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                    03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                     $11.01    $10.58     $11.07     $11.01     $10.70
Net investment income                                   0.47      0.48       0.47       0.48       0.49
Net realized and unrealized gain/(loss) on
 investments                                           (0.17)     0.43      (0.48)      0.06       0.31
Net increase/(decrease) in net asset value from
 operations                                             0.30      0.91      (0.01)      0.54       0.80
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.47)    (0.48)     (0.47)     (0.48)     (0.49)
Distributions from net realized capital gains            --        --       (0.01)       --         --
Total dividends and distributions                      (0.47)    (0.48)     (0.48)     (0.48)     (0.49)
Net asset value, end of year                           $10.84    $11.01     $10.58     $11.07     $11.01
TOTAL RETURN++                                         2.76%      8.81%     (0.06)%     4.96%      7.61%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                    $20,760    $17,478    $16,454    $17,166    $15,558
Ratio of operating expenses to average net
 assets                                               0.75%(a)    0.75%      0.73%      0.70%      0.70%
Ratio of net investment income to average net assets   4.29%      4.47%      4.42%      4.31%      4.43%
Portfolio turnover rate                                 16%        13%        21%        22%        12%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.99%      0.96%      1.01%      0.99%      1.00%

                                 * Effective April 1, 2001, the Maryland
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                    03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                     $11.01     $10.58    $11.07      $11.01     $10.70
Net investment income                                   0.38       0.40      0.40        0.41       0.43
Net realized and unrealized gain/(loss) on
 investments                                           (0.16)      0.43     (0.48)       0.06       0.31
Net increase/(decrease) in net asset value from
 operations                                             0.22       0.83     (0.08)       0.47       0.74
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.39)     (0.40)    (0.40)      (0.41)     (0.43)
Distributions from net realized capital gains            --         --      (0.01)        --         --
Total dividends and distributions                      (0.39)     (0.40)    (0.41)      (0.41)     (0.43)
Net asset value, end of year                           $10.84     $11.01    $10.58      $11.07     $11.01
TOTAL RETURN++                                         1.99%      8.01%     (0.74)%     4.33%      7.07%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                     $6,318     $5,120    $5,662      $5,989     $4,804
Ratio of operating expenses to average net assets     1.50%(a)    1.50%      1.42%      1.30%      1.20%
Ratio of net investment income to average net assets   3.54%      3.72%      3.73%      3.71%      3.93%
Portfolio turnover rate                                 16%        13%        21%        22%        12%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.74%      1.71%      1.76%      1.74%      1.50%

                                 * Effective April 1, 2001, the Maryland
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $11.01     $10.58    $11.07      $11.01     $10.70
Net investment income                                0.35       0.40      0.39        0.41       0.43
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)      0.43     (0.48)       0.06       0.31
Net increase/(decrease) in net asset value from
 operations                                          0.22       0.83     (0.09)       0.47       0.74
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.39)     (0.40)    (0.39)      (0.41)     (0.43)
Distributions from net realized capital gains         --         --      (0.01)        --         --
Total dividends and distributions                   (0.39)     (0.40)    (0.40)      (0.41)     (0.43)
Net asset value, end of year                        $10.84     $11.01    $10.58      $11.07     $11.01
TOTAL RETURN++                                      1.98%      8.01%     (0.82)%     4.31%      7.07%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $1,454      $301      $335        $561       $840
Ratio of operating expenses to average net assets  1.50%(a)    1.50%      1.50%      1.32%      1.20%
Ratio of net investment income to average net
 assets                                             3.54%      3.72%      3.65%      3.69%      3.93%
Portfolio turnover rate                              16%        13%        21%        22%        12%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.74%      1.71%      1.76%      1.74%      1.50%

                                 * Effective April 1, 2001, the Maryland
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.58     $10.21     $10.71    $10.70      $10.34
Net investment income                                0.46       0.47       0.46      0.47        0.47
Net realized and unrealized gain/(loss) on
 investments                                        (0.14)      0.36      (0.48)     0.04        0.36
Net increase/(decrease) in net asset value from
 operations                                          0.32       0.83      (0.02)     0.51        0.83
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.46)     (0.46)     (0.46)    (0.47)      (0.47)
Distributions from net realized capital gains         --         --       (0.02)    (0.03)        --
Total dividends and distributions                   (0.46)     (0.46)     (0.48)    (0.50)      (0.47)
Net asset value, end of year                        $10.44     $10.58     $10.21    $10.71      $10.70
TOTAL RETURN++                                      3.04%      8.34%     (0.18)%     4.82%      8.17%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $11,975    $10,332     $9,684    $10,099     $8,572
Ratio of operating expenses to average net assets  0.75%(a)   0.75%(a)   0.73%(a)    0.70%     0.70%(a)
Ratio of net investment income to average net
 assets                                             4.33%      4.46%      4.44%      4.37%      4.49%
Portfolio turnover rate                              13%        19%        19%        16%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.99%      0.96%      1.01%      0.96%      0.96%

                                 * Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.58     $10.21     $10.71     $10.70     $10.34
Net investment income                                0.38       0.38       0.39       0.40       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.15)      0.37      (0.48)      0.04       0.36
Net increase/(decrease) in net asset value from
 operations                                          0.23       0.75      (0.09)      0.44       0.78
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.38)     (0.38)     (0.39)     (0.40)     (0.42)
Distributions from net realized capital gains         --         --       (0.02)     (0.03)       --
Total dividends and distributions                   (0.38)     (0.38)     (0.41)     (0.43)     (0.42)
Net asset value, end of year                        $10.43     $10.58     $10.21     $10.71     $10.70
Total return++                                      2.17%      7.54%     (0.87)%     4.20%      7.64%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $5,917     $5,261     $5,212     $6,671     $6,859
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.41%(a)    1.30%     1.20%(a)
Ratio of net investment income to average net
 assets                                             3.58%      3.71%      3.76%      3.77%      3.99%
Portfolio turnover rate                              13%        19%        19%        16%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.74%      1.71%      1.76%      1.71%      1.46%

                                 * Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.58     $10.21     $10.71     $10.70     $10.34
Net investment income                                0.34       0.39       0.38       0.42       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.10)      0.36      (0.48)      0.02       0.36
Net increase/(decrease) in net asset value from
 operations                                          0.24       0.75      (0.10)      0.44       0.78
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.38)     (0.38)     (0.38)     (0.40)     (0.42)
Distributions from net realized capital gains         --         --       (0.02)     (0.03)       --
Total dividends and distributions                   (0.38)     (0.38)     (0.40)     (0.43)     (0.42)
Net asset value, end of year                        $10.44     $10.58     $10.21     $10.71     $10.70
Total return++                                      2.25%      7.54%     (0.95)%     4.18%      7.64%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $734       $79        $88        $109       $822
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.50%(a)    1.31%     1.20%(a)
Ratio of net investment income to average net
 assets                                             3.58%      3.71%      3.67%      3.76%      3.99%
Portfolio turnover rate                              13%        19%        19%        16%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.74%      1.71%      1.76%      1.71%      1.46%

                                 * Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.64     $10.27     $10.79     $10.79     $10.50
Net investment income                                0.50       0.49       0.49       0.49       0.50
Net realized and unrealized gain/(loss) on
 investments                                        (0.14)      0.37      (0.51)      0.04       0.29
Net increase/(decrease) in net asset value from
 operations                                          0.36       0.86      (0.02)      0.53       0.79
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.50)     (0.49)     (0.49)     (0.49)     (0.50)
Distributions from net realized capital gains         --         --       (0.01)     (0.04)    (0.00)##
Total dividends and distributions                   (0.50)     (0.49)     (0.50)     (0.53)     (0.50)
Net asset value, end of year                        $10.50     $10.64     $10.27     $10.79     $10.79
TOTAL RETURN++                                      3.39%      8.58%     (0.14)%     5.01%      7.67%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $17,791    $18,420    $17,396    $18,729    $13,945
Ratio of operating expenses to average net assets  0.75%(a)   0.75%(a)   0.73%(a)   0.70%(a)   0.70%(a)
Ratio of net investment income to average net
 assets                                             4.67%      4.70%      4.65%      4.55%      4.66%
Portfolio turnover rate                               8%         9%        14%         9%        16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.98%      0.95%      0.99%      0.94%      0.95%

                                 * Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.64     $10.27     $10.79     $10.79     $10.50
Net investment income                                0.42       0.41       0.41       0.43       0.44
Net realized and unrealized gain/(loss) on
 investments                                        (0.14)      0.37      (0.51)      0.04       0.29
Net increase/(decrease) in net asset value from
 operations                                          0.28       0.78      (0.10)      0.47       0.73
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.42)     (0.41)     (0.41)     (0.43)     (0.44)
Distributions from net realized capital gains         --         --       (0.01)     (0.04)    (0.00)##
Total dividends and distributions                   (0.42)     (0.41)     (0.42)     (0.47)     (0.44)
Net asset value, end of year                        $10.50     $10.64     $10.27     $10.79     $10.79
TOTAL RETURN++                                      2.62%      7.78%     (0.82)%     4.39%      7.13%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $7,797     $7,083     $7,310     $8,542     $6,819
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.41%(a)   1.30%(a)   1.20%(a)
Ratio of net investment income to average net
 assets                                             3.92%      3.95%      3.97%      3.95%      4.16%
Portfolio turnover rate                               8%         9%        14%         9%        16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.73%      1.70%      1.74%      1.69%      1.45%

                                 * Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.64     $10.27     $10.79     $10.79     $10.50
Net investment income                                0.41       0.41       0.40       0.42       0.44
Net realized and unrealized gain/(loss) on
 investments                                        (0.12)      0.37      (0.51)      0.04       0.29
Net increase/(decrease) in net asset value from
 operations                                          0.29       0.78      (0.11)      0.46       0.73
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.42)     (0.41)     (0.40)     (0.42)     (0.44)
Distributions from net realized capital gains         --         --       (0.01)     (0.04)    (0.00)##
Total dividends and distributions                   (0.42)     (0.41)     (0.41)     (0.46)     (0.44)
Net asset value, end of year                        $10.51     $10.64     $10.27     $10.79     $10.79
TOTAL RETURN++                                      2.71%      7.78%     (0.91)%     4.36%      7.13%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $3,713     $2,175     $2,755     $3,102     $2,698
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.50%(a)   1.32%(a)   1.20%(a)
Ratio of net investment income to average net
 assets                                             3.92%      3.95%      3.88%      3.93%      4.16%
Portfolio turnover rate                               8%         9%        14%         9%        16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.73%      1.70%      1.74%      1.69%      1.45%

                                 * Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.35     $9.91      $10.46     $10.40     $10.08
Net investment income                                0.43       0.45       0.44       0.45       0.45
Net realized and unrealized gain/(loss) on
 investments                                        (0.09)      0.44      (0.54)      0.06       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.34       0.89      (0.10)      0.51       0.77
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.44)     (0.45)     (0.44)     (0.45)     (0.45)
Distributions from net realized capital gains         --         --       (0.01)       --         --
Total dividends and distributions                   (0.44)     (0.45)     (0.45)     (0.45)     (0.45)
Net asset value, end of year                        $10.25     $10.35     $9.91      $10.46     $10.40
TOTAL RETURN++                                      3.28%      9.25%     (0.90)%     4.97%      7.77%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $9,955     $7,945     $7,810     $9,242     $8,061
Ratio of operating expenses to average net assets   0.75%     0.75%(a)   0.73%(a)    0.70%     0.70%(a)
Ratio of net investment income to average net
 assets                                             4.20%      4.52%      4.39%      4.28%      4.38%
Portfolio turnover rate                               0%        10%        49%        22%        38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.18%      1.09%      1.19%      1.10%      1.04%

                                 * Effective April 1, 2001, the Tennessee
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.35     $9.91      $10.46     $10.40     $10.08
Net investment income                                0.36       0.38       0.38       0.38       0.40
Net realized and unrealized gain/(loss) on
 investments                                        (0.09)      0.44      (0.54)      0.06       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.27       0.82      (0.16)      0.44       0.72
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.36)     (0.38)     (0.38)     (0.38)     (0.40)
Distributions from net realized capital gains         --         --       (0.01)       --         --
Total dividends and distributions                   (0.36)     (0.38)     (0.39)     (0.38)     (0.40)
Net asset value, end of year                        $10.26     $10.35     $9.91      $10.46     $10.40
TOTAL RETURN++                                      2.61%      8.44%     (1.58)%     4.34%      7.24%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $1,351     $1,448     $1,783     $3,007     $2,924
Ratio of operating expenses to average net assets   1.50%     1.50%(a)   1.41%(a)    1.30%     1.20%(a)
Ratio of net investment income to average net
 assets                                             3.45%      3.77%      3.71%      3.68%      3.88%
Portfolio turnover rate                               0%        10%        49%        22%        38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.93%      1.84%      1.94%      1.85%      1.54%

                                 * Effective April 1, 2001, the Tennessee
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.31     $9.87      $10.45     $10.40     $10.08
Net investment income                                0.30       0.42       0.39       0.39       0.40
Net realized and unrealized gain/(loss) on
 investments                                        (0.04)      0.40      (0.57)      0.05       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.26       0.82      (0.18)      0.44       0.72
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.36)     (0.38)     (0.39)     (0.39)     (0.40)
Distributions from net realized capital gains         --         --       (0.01)       --         --
Total dividends and distributions                   (0.36)     (0.38)     (0.40)     (0.39)     (0.40)
Net asset value, end of year                        $10.21     $10.31     $9.87      $10.45     $10.40
TOTAL RETURN++                                      2.52%      8.46%     (1.96)%     4.28%      7.29%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $322        $3         $3        $33         $3
Ratio of operating expenses to average net assets   1.50%     1.50%(a)   1.50%(a)    1.11%     1.20%(a)
Ratio of net investment income to average net
 assets                                             3.45%      3.77%      3.62%      3.87%      3.88%
Portfolio turnover rate                               0%        10%        49%        22%        38%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.93%      1.84%      1.94%      1.85%      1.54%

                                 * Effective April 1, 2001, the Tennessee
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation. .
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.35     $10.00     $10.48     $10.50     $10.18
Net investment income                                0.48       0.48       0.47       0.47       0.47
Net realized and unrealized gain/(loss) on
 investments                                        (0.16)      0.35      (0.48)      0.02       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.32       0.83      (0.01)      0.49       0.79
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.48)     (0.48)     (0.47)     (0.47)     (0.47)
Distributions from net realized capital gains         --         --      (0.00)##    (0.04)       --
Total dividends and distributions                   (0.48)     (0.48)     (0.47)     (0.51)     (0.47)
Net asset value, end of year                        $10.19     $10.35     $10.00     $10.48     $10.50
TOTAL RETURN++                                      3.10%      8.52%     (0.06)%     4.77%      7.87%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $4,813     $4,346     $6,075     $6,909     $2,666
Ratio of operating expenses to average net assets  0.75%(a)   0.75%(a)   0.73%(a)    0.70%      0.70%
Ratio of net investment income to average net
 assets                                             4.62%      4.75%      4.61%      4.46%      4.54%
Portfolio turnover rate                               5%         6%        33%        22%        19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.97%      0.95%      0.97%      0.93%      0.95%

                                 * Effective April 1, 2001, the Texas
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*#  03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.35     $10.00     $10.48     $10.50     $10.18
Net investment income                                0.40       0.40       0.40       0.41       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.16)      0.35      (0.48)      0.02       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.24       0.75      (0.08)      0.43       0.74
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.40)     (0.40)     (0.40)     (0.41)     (0.42)
Distributions from net realized capital gains         --         --      (0.00)##    (0.04)       --
Total dividends and distributions                   (0.40)     (0.40)     (0.40)     (0.45)     (0.42)
Net asset value, end of year                        $10.19     $10.35     $10.00     $10.48     $10.50
TOTAL RETURN++                                      2.33%      7.71%     (0.74)%     4.15%      7.34%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $2,021     $2,145     $2,005     $2,137     $2,184
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.42%(a)    1.30%      1.20%
Ratio of net investment income to average net
 assets                                             3.87%      4.00%      3.92%      3.86%      4.04%
Portfolio turnover rate                               5%         6%        33%        22%        19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.72%      1.70%      1.72%      1.68%      1.45%

                                 * Effective April 1, 2001, the Texas
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*#  03/31/01   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.35     $10.00     $10.48     $10.50     $10.18
Net investment income                                0.24       0.40       0.38       0.40       0.42
Net realized and unrealized gain/(loss) on
 investments                                        (0.02)      0.35      (0.48)      0.02       0.32
Net increase/(decrease) in net asset value from
 operations                                          0.22       0.75      (0.10)      0.42       0.74
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.39)     (0.40)     (0.38)     (0.40)     (0.42)
Distributions from net realized capital gains         --         --      (0.00)##    (0.04)       --
Total dividends and distributions                   (0.39)     (0.40)     (0.38)     (0.44)     (0.42)
Net asset value, end of year                        $10.18     $10.35     $10.00     $10.48     $10.50
TOTAL RETURN++                                      2.16%      7.69%     (0.86)%     4.14%      7.34%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $58         $3         $3         $3        $293
Ratio of operating expenses to average net assets  1.50%(a)   1.50%(a)   1.50%(a)    1.33%      1.20%
Ratio of net investment income to average net
 assets                                             3.87%      4.00%      3.84%      3.83%      4.04%
Portfolio turnover rate                               5%         6%        33%        22%        19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.72%      1.70%      1.72%      1.68%      1.45%

                                 * Effective April 1, 2001, the Texas
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02*# 03/31/01#  03/31/00#  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.92    $10.51      $10.98     $10.92     $10.59
Net investment income                                0.47      0.48        0.47       0.47       0.49
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)     0.41       (0.47)      0.07       0.33
Net increase/(decrease) in net asset value from
 operations                                          0.34      0.89        0.00       0.54       0.82
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.47)    (0.48)      (0.47)     (0.48)     (0.49)
Distributions from net realized capital gains         --        --       (0.00)##      --         --
Total dividends and distributions                   (0.47)    (0.48)      (0.47)     (0.48)     (0.49)
Net asset value, end of year                        $10.79    $10.92      $10.51     $10.98     $10.92
TOTAL RETURN++                                      3.18%      8.65%      0.06%      5.00%      7.91%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $45,678    $43,655    $46,663    $56,733    $54,080
Ratio of operating expenses to average net assets  0.75%(a)    0.75%     0.73%(a)   0.70%(a)   0.70%(a)
Ratio of net investment income to average net
 assets                                             4.33%      4.48%      4.43%      4.34%      4.57%
Portfolio turnover rate                              10%        9%         23%         5%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.97%      0.95%      0.98%      0.95%      0.94%

                                 * Effective April 1, 2001, the Virginia
                                 intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02*# 03/31/01#  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.92     $10.51     $10.98     $10.92     $10.59
Net investment income                                0.39       0.40       0.40       0.41       0.44
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)      0.41      (0.47)      0.06       0.33
Net increase/(decrease) in net asset value from
 operations                                          0.26       0.81      (0.07)      0.47       0.77
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.39)     (0.40)     (0.40)     (0.41)     (0.44)
Distributions from net realized capital gains         --         --      (0.00)##      --         --
Total dividends and distributions                   (0.39)     (0.40)     (0.40)     (0.41)     (0.44)
Net asset value, end of year                        $10.79     $10.92     $10.51     $10.98     $10.92
TOTAL RETURN++                                      2.40%      7.85%     (0.63)%     4.38%      7.37%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $8,987     $8,859     $9,073    $10,296     $9,643
Ratio of operating expenses to average net assets  1.50%(a)    1.50%     1.41%(a)   1.30%(a)   1.20%(a)
Ratio of net investment income to average net
 assets                                             3.58%      3.73%      3.75%      3.74%      4.07%
Portfolio turnover rate                              10%         9%        23%         5%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.72%      1.70%      1.73%      1.70%      1.44%

                                 * Effective April 1, 2001, the Virginia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02*# 03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $10.92     $10.51     $10.98     $10.92     $10.59
Net investment income                                0.39       0.40       0.39       0.39       0.44
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)      0.41      (0.47)      0.08       0.33
Net increase/(decrease) in net asset value from
 operations                                          0.26       0.81      (0.08)      0.47       0.77
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.39)     (0.40)     (0.39)     (0.41)     (0.44)
Distributions from net realized capital gains         --         --      (0.00)##      --         --
Total dividends and distributions                   (0.39)     (0.40)     (0.39)     (0.41)     (0.44)
Net asset value, end of year                        $10.79     $10.92     $10.51     $10.98     $10.92
TOTAL RETURN++                                      2.41%      7.84%     (0.71)%     4.36%      7.37%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $869       $817       $759      $1,100     $1,949
Ratio of operating expenses to average net assets  1.50%(a)    1.50%     1.50%(a)   1.34%(a)   1.20%(a)
Ratio of net investment income to average net
 assets                                             3.58%      3.73%      3.66%      3.70%      4.07%
Portfolio turnover rate                              10%         9%        23%         5%        21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.72%      1.70%      1.73%      1.70%      1.44%

                                 * Effective April 1, 2001, the Virginia
                                 Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
                                  Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
                                 Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

        SEC file number:
        Nations Funds Trust, 811-09645

        SMBPROIX-0802


      Where to find more information
[Graphic]
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
[LOGO] Nations Funds

                                    [GRAPHIC]

Nations High
Yield Bond Fund
----------------------------------------

Prospectus -- Investor A, B and C Shares

August 1, 2002

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
NOT FDIC INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

[LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------

[Graphic]
   TERMS USED IN THIS PROSPECTUS

   IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

   [Graphic]


    YOU'LL FIND Terms used in
    this prospectus ON PAGE 39.

   YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

   AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about one Nations Fund -- Nations High Yield Bond Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND
Nations High Yield Bond Fund focuses on the potential to earn income by investing primarily in high yield debt securities. High yield bond funds offer the opportunity for higher levels of income than other government & corporate bond funds.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations High Yield Bond Fund may be suitable for you if:

  .you're looking for income

  .you want to diversify your existing portfolio

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  .you're seeking preservation of capital and stability of share price

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's Inside
--------------------------------------------------------------------------------


[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    BA ADVISORS AND THE
    SUB-ADVISER STARTING ON
    PAGE 12.



[Graphic]

        ABOUT THE FUND

                      NATIONS HIGH YIELD BOND FUND     4
                      Sub-adviser: MacKay Shields LLC
                      -----------------------------------
                      OTHER IMPORTANT INFORMATION     10
                      -----------------------------------
                      HOW THE FUND IS MANAGED         12

[Graphic]
      ABOUT YOUR INVESTMENT

         INFORMATION FOR INVESTORS
           Choosing a share class                                    15
             About Investor A Shares                                 16
               Front-end sales charge                                16
               Contingent deferred sales charge                      17
             About Investor B Shares                                 17
               Contingent deferred sales charge                      17
             About Investor C Shares                                 20
               Contingent deferred sales charge                      20
             When you might not have to pay a sales charge           20
           Buying, selling and exchanging shares                     24
             How orders are processed                                26
           How selling and servicing agents are paid                 32
           Distributions and taxes                                   34
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                        36
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               39
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
   ABOUT THE SUB-ADVISER

   THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

   BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    MACKAY SHIELDS AND THE
    HIGH YIELD PORTFOLIO
    MANAGEMENT TEAM ON PAGE 13.

[Graphic]
   HIGH YIELD DEBT SECURITIES

   THE FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF debt securities WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.


NATIONS HIGH YIELD BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investors Service, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

   [Graphic]


   YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Fund has the following risks:

     . Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     . Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     . Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     . Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     . Liquidity risk - There is a risk that a security held by the Master
       Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     . Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

     . Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

    CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

    FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Fund is managed.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

     2001
     ----
     8.28%

          *Year-to-date return as of June 30, 2002:  -0.91%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:   7.35%
Worst: 3rd quarter 2001: -3.77%

[Graphic]
   THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                 Life of
                                          1 year  Fund*
Investor A Shares Returns Before Taxes    3.10%  0.63%
Investor A Shares Returns After Taxes on
 Distributions                            -1.06% -3.45%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares    1.82%  -1.52%
Investor B Shares Returns Before Taxes    2.78%  0.77%
Investor C Shares Returns Before Taxes    6.48%  2.41%
CSFB Global High Yield Index (reflects no
 deductions for fees, expenses or taxes)  6.76%  0.04%

  *The inception dates of Investor A Shares, Investor B Shares and Investor C
   Shares are February 14, 2000, February 17, 2000 and March 8, 2000, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
   THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


   TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         4.75%       none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the
   Fund's assets)/5/
   Management fees                             0.55%      0.55%      0.55%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
   Other expenses                              0.45%      0.45%      0.45%
                                               -----      -----      -----
   Total annual Fund operating expenses        1.25%      2.00%      2.00%
   Fee waivers and/or reimbursements          (0.07)%    (0.07)%    (0.07)%
                                              -------    -------    -------
   Total net expenses/6/                       1.18%      1.93%      1.93%
                                               =====      =====      =====

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About
    Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

/4/The figures contained in the table above are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

/5/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

/6/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

[Graphic]
   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $590   $847   $1,123   $1,911
Investor B Shares  $696   $921   $1,271   $2,128
Investor C Shares  $296   $621   $1,071   $2,322

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $196   $621   $1,071   $2,128
Investor C Shares  $196   $621   $1,071   $2,322

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolio may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolio for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Master Portfolio.

  .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

  .Investing defensively - The Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Master Portfolio generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255


[Graphic]

      How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

The Fund pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for this Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fee BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                Maximum  Actual fee
                                advisory  paid last
                                  fee    fiscal year
Nations High Yield Bond Fund/1/  0.55%      0.48%

/1/The Fund doesn't have its own investment adviser because it invests in Nations High Yield Bond Master Portfolio. BA Advisors is the investment adviser to the Master Portfolio.

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Master Portfolio to make day-to-day investment decisions for the Master Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolio's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Master Portfolio's Board that the Master Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Master Portfolio have applied for relief from the SEC to permit the Master Portfolio to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Master Portfolio obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
   MACKAY SHIELDS LLC

   9 WEST 57TH STREET
   NEW YORK, NEW YORK 10019


MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                          CSFB
                                      MacKay Shields   Global High
                                      Composite (%)  Yield Index (%)
            one year                      9.12%           5.78%
            three years                   5.45%           1.17%
            five years                    7.57%           3.24%
            ten years                     12.79%          7.83%

[Graphic]
   STEPHENS INC.

   111 CENTER STREET
   LITTLE ROCK, ARKANSAS 72201


[Graphic]
   PFPC INC.

   400 BELLEVUE PARKWAY
   WILMINGTON, DELAWARE 19809



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                       CSFB
                                   MacKay Shields   Global High
                                   Composite (%)  Yield Index (%)
               2001                     9.1%           5.7%
               2000                    (3.4)%         (5.2)%
               1999                    10.7%           3.3%
               1998                     5.0%           0.6%
               1997                    15.9%          12.6%
               1996                    19.6%          12.4%
               1995                    21.2%          17.4%
               1994                     2.6%          (1.0)%
               1993                    23.1%          18.9%
               1992                    23.4%          16.7%
               1991 (since 7/1/91)     12.8%          12.9%

This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
   WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

   [Graphic]


    FOR MORE INFORMATION
    ABOUT HOW TO CHOOSE A
    SHARE CLASS, CONTACT YOUR
    INVESTMENT PROFESSIONAL OR
    CALL US AT 1.800.321.7854.

   [Graphic]

    BEFORE YOU INVEST,
    PLEASE NOTE THAT OVER TIME,
    DISTRIBUTION (12B-1) AND
    SHAREHOLDER SERVICING FEES
    WILL INCREASE THE COST OF YOUR
    INVESTMENT, AND MAY COST YOU
    MORE THAN ANY SALES CHARGES
    YOU MAY PAY. FOR MORE
    INFORMATION, SEE How
    selling and servicing
    agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
sales charge             4.75%               none               none
Maximum deferred
sales charge            none/1/            5.00%/2/           1.00%/3/
Maximum annual
distribution and   0.25% distribution 0.75% distribution 0.75% distribution
shareholder         (12b-1)/service    (12b-1) fee and    (12b-1) fee and
servicing fees            fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

/1/A 1.00% maximum deferred sales charge applies to investors who buy
$1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A
Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

    [Graphic]
     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     . you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

     . you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing
     -- generally, the larger the investment, the smaller the percentage sales charge.

 Nations High Yield Bond Fund
                                                              Amount retained
                               Sales charge   Sales charge   by selling agents
                              as a % of the   as a % of the    as a % of the
                              offering price net asset value  offering price
 Amount you bought              per share       per share        per share
     $0 - $49,999                  4.75%          4.99%             4.25%
     $50,000 - $99,999             4.50%          4.71%             4.00%
     $100,000 - $249,999           3.50%          3.63%             3.00%
     $250,000 - $499,999           2.50%          2.56%             2.25%
     $500,000 - $999,999           2.00%          2.04%             1.75%
     $1,000,000 or more            0.00%          0.00%            1.00%/1/

 /1/ 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

     . If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

     . you bought the shares before August 1, 1997

     . you received the shares from reinvested distributions

     . you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                         You'll pay a CDSC of:
-------------------------------------------------------------------------------
                                Shares you       Shares you bought between
                               bought after       8/1/1997 and 11/15/1998
                                11/15/1998       in the following amounts:
                               ------------ -----------------------------------
                                                          $250,000 - $500,000 -
                                            $0 - $249,999  $499,999   $999,999
the first year you own them        5.0%         4.0%         3.0%       2.0%
the second year you own them       4.0%         3.0%         2.0%       1.0%
the third year you own them        3.0%         3.0%         1.0%       none
the fourth year you own them       3.0%         2.0%         none       none
the fifth year you own them        2.0%         1.0%         none       none
the sixth year you own them        1.0%         none         none       none
after six years of owning them     none         none         none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

Nations High Yield Bond Fund
                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,999                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 eight years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
   PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

   YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

   WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                    Ways to buy,
                      sell or              How much you can buy,
                      exchange               sell or exchange                          Other things to know
                  ---------------- ------------------------------------- ------------------------------------------------
Buying shares     In a lump sum    minimum initial investment:           There is no limit to the amount you can invest
                                   . $1,000 for regular accounts         in Investor A and C Shares. You can invest up
                                   . $500 for traditional and Roth IRAs, to $250,000 in Investor B Shares.
                                    and Coverdell Education Savings
                                    Accounts
                                   . $250 for certain fee-based accounts
                                   . no minimum for certain retirement
                                    plan accounts like 401(k) plans and
                                    SEP accounts, but other restrictions
                                    apply
                                   minimum additional investment:
                                   . $100 for all accounts
                  Using our        minimum initial investment:           You can buy shares twice a month, monthly or
                  Systematic       . $ 100                               quarterly, using automatic transfers from your
                  Investment       minimum additional investment:        bank account.
                  Plan             . $ 50
-------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum    . you can sell up to $50,000 of your  We'll deduct any CDSC from the amount you're shares by telephone, otherwise there selling and send you or your selling agent the are no limits to the amount you can  balance, usually within three business days of
                                    sell                                 receiving your order.
                                   . other restrictions may apply to     If you paid for your shares with a check that
                                    withdrawals from retirement plan     wasn't certified, we'll hold the sale proceeds
                                    accounts                             when you sell those shares for at least 15
                                                                         days after the trade date of the purchase, or
                                                                         until the check has cleared.
                  Using our        . minimum $25 per withdrawal          Your account balance must be at least
                  Automatic                                              $10,000 to set up the plan. You can make
                  Withdrawal                                             withdrawals twice a month, monthly,
                  Plan                                                   quarterly, bi-annually or annually. We'll send
                                                                         your money by check or deposit it directly to
                                                                         your bank account. No CDSC is deducted if you
                                                                         withdraw 12% or less of the value of your
                                                                         shares in a class.
-------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum    . minimum $1,000 per exchange         You can exchange your Investor A Shares for
                                                                         Investor A Shares of any other Nations Fund,
                                                                         except Index Funds. You won't pay a front-end
                                                                         sales charge, CDSC or redemption fee on the
                                                                         shares you're exchanging.
                                                                         You can exchange your Investor B Shares for
                                                                         Investor B Shares of any other Nations Fund.
                                                                         You can exchange your Investor C Shares for
                                                                         Investor C Shares of any other Nations Fund.
                                                                         If you received Investor C Shares of a Fund from
                                                                         an exchange of Investor A Shares of a Managed
                                                                         Index Fund, you can also exchange these
                                                                         shares for Investor A Shares of an Index Fund.
                                                                         You won't pay a CDSC on the shares you're
                                                                         exchanging.
                  Using our        . minimum $25 per exchange            You must already have an investment in the
                  Automatic                                              Funds into which you want to exchange. You
                  Exchange Feature                                       can make exchanges monthly or quarterly.

[Graphic]
   A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

   THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Master Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Master Portfolio uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Master Portfolio could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

        .You buy Investor A Shares at the offering price per share. You buy
         Investor B and Investor C Shares at net asset value per share.

        .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

        .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        .$100 using our Systematic Investment Plan

        .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
         IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

    [Graphic]


     FOR MORE INFORMATION
     ABOUT TELEPHONE ORDERS,
     SEE How orders are
     processed.


Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.

   .You can choose to have us transfer your money on or about the 15th or the last day of the month.

   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We'll deduct any CDSC from the amount you're selling and send you the balance.

       .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

       .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

       .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



     We may sell your shares:

        .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

        .You must exchange at least $1,000, or $25 if you use our Automatic
         Exchange Feature.

        .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

       .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

       .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

       .You won't pay a CDSC, if applicable, on the shares you're exchanging.
        Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund though an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Fund you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
   THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

   THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

   YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR
   ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share of Investor A Shares

   .up to 1.00% of the net asset value per share of Investor B Shares

   .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
   THE POWER OF COMPOUNDING

   REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

   PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund normally declares and pays distributions of net investment income monthly. The Fund may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate taxable income each year without generating cash for distributions. The Fund may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
   THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

   [Graphic]


    FOR MORE INFORMATION ABOUT
    TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income.

Distributions that come from a Fund's net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders generally won't be able to deduct any distributions from the Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year, their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions paid (other than capital gain distributions) to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

    NATIONS HIGH YIELD BOND FUND          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                          Year ended       Year ended    Period ended
    INVESTOR A SHARES                     03/31/02#        03/31/01#      03/31/00*#
    OPERATING PERFORMANCE:
    Net asset value, beginning of period    $9.22            $9.88         $10.00
    Net investment income                   0.80              0.96          0.08
    Net realized and unrealized gain/
     (loss) on investments                 (0.32)            (0.58)        (0.12)
    Net increase/(decrease) in net asset
     value from operations                  0.48              0.38         (0.04)
    LESS DISTRIBUTIONS:
    Dividends from net investment income   (0.85)            (1.04)        (0.08)
    Distributions from net realized gains  (0.05)              --            --
    Total dividends and distributions      (0.90)            (1.04)        (0.08)
    Net asset value, end of period          $8.80            $9.22          $9.88
    TOTAL RETURN++                          5.69%            3.99%         (0.33)%
    ------------------------------------------------------------------------------------
    RATIOS TO AVERAGE NET ASSETS/
     SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)   $31,551           $8,344         $371
    Ratio of operating expenses to
     average net assets                     1.18%            1.18%         1.18%+
    Ratio of net investment income to
     average net assets                     9.50%            10.72%        6.78%+
    Ratio of operating expenses to
     average net assets without waivers
     and/or expense reimbursements          1.25%            1.70%         12.91%+

                         *High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
                         +  Annualized.
                         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                         # Per share net investment income has been calculated using the monthly average shares method.


    NATIONS HIGH YIELD BOND FUND          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                          Year ended       Year ended    Period ended
    INVESTOR B SHARES                     03/31/02#        03/31/01#      03/31/01*#
    OPERATING PERFORMANCE:
    Net asset value, beginning of period    $9.21            $9.88         $10.00
    Net investment income                   0.76             0.92           0.07
    Net realized and unrealized gain/
     (loss) on investments                 (0.33)           (0.62)         (0.12)
    Net increase/(decrease) in net asset
     value from operations                  0.43             0.30          (0.05)
    LESS DISTRIBUTIONS:
    Dividends from net investment income   (0.79)           (0.97)         (0.07)
    Distributions from net realized gains  (0.05)             --             --
    Total dividends and distributions      (0.84)           (0.97)         (0.07)
    Net asset value, end of period          $8.80            $9.21          $9.88
    TOTAL RETURN++                          5.06%            3.29%         (0.47)%
    ------------------------------------------------------------------------------------
    RATIOS TO AVERAGE NET ASSETS/
     SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)   $64,091          $22,106        $3,426
    Ratio of operating expenses to
     average net assets                     1.93%            1.93%         1.93%+
    Ratio of net investment income to
     average net assets                     8.75%            9.97%         6.03%+
    Ratio of operating expenses to
     average net assets without waivers
     and/or expense reimbursements          2.00%            2.45%         13.66%+

                         * High Yield Bond Fund Investor B Shares commenced operations on February 17, 2000.
                         +  Annualized.
                         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                         # Per share net investment income has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND
                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Year ended Year ended Period ended
  INVESTOR C SHARES                         03/31/02#  03/31/01#   03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period        $9.19      $9.87      $10.02
  Net investment income                       0.76        0.90       0.04
  Net realized and unrealized gain/(loss)
   on investments                            (0.34)      (0.61)     (0.12)
  Net increase/(decrease) in net asset
   value from operations                      0.42        0.29      (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.79)      (0.97)     (0.07)
  Distributions from net realized gains      (0.05)        --         --
  Total dividends and distributions          (0.84)      (0.97)     (0.07)
  Net asset value, end of period              $8.77      $9.19       $9.87
  TOTAL RETURN++                              4.96%      3.20%      (0.76)%
  =---------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
  Net assets, end of period (in 000's)       $15,213     $1,891       $59
  Ratio of operating expenses to average
   net assets                                 1.93%      1.93%      1.93%+
  Ratio of net investment income to
   average net assets                         8.75%      9.97%      6.03%+
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                     2.00%      2.45%      13.66%+

                           * High Yield Bond Fund Investor C Shares commenced operations on March 8, 2000.
                           +  Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

[Graphic]
   THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]


        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[Graphic]
      Where to find more information


You'll find more information about Nations High Yield Bond Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
[LOGO] Nations Funds


        SEC file number:
        Nations Funds Trust, 811-09645

        HYPROIX-0802

                                    [GRAPHIC]

International/Global
Stock Funds
Prospectus -- Investor A, B and C Shares

August 1, 2002

GLOBAL STOCK FUND

Nations Global Value Fund

INTERNATIONAL
STOCK FUNDS

Nations International Value Fund

Nations International Equity Fund

Nations Marsico International Opportunities Fund

Nations Emerging Markets Fund

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee




[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN
     Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 71.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about Nations Funds International/Global Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. Subject to certain limited exceptions, Nations International Value Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's description for more information.

ABOUT THE FUNDS
The International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The International/Global Stock Funds generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC
     (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISERS
      STARTING ON PAGE 35.


[Graphic]
      About the Funds

      NATIONS GLOBAL VALUE FUND
      Sub-adviser: Brandes Investment Partners, L.P.                   4
      -------------------------------------------------------------------
      NATIONS INTERNATIONAL VALUE FUND                                 8
      Sub-adviser: Brandes Investment Partners, L.P.
      -------------------------------------------------------------------
      NATIONS INTERNATIONAL EQUITY FUND                               15
      Sub-advisers: Marsico Capital Management, LLC, INVESCO Global
      Asset Management (N.A.), Inc. and Putnam Investment
      Management, LLC
      -------------------------------------------------------------------
      NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                21
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS EMERGING MARKETS FUND                                   27
      Sub-adviser: Gartmore Global Partners
      -------------------------------------------------------------------
      OTHER IMPORTANT INFORMATION                                     33
      -------------------------------------------------------------------
      HOW THE FUNDS ARE MANAGED                                       35

[Graphic]
      About your investment

       INFORMATION FOR INVESTORS
         Choosing a share class                                       40
           About Investor A Shares                                    41
               Front-end sales charge                                 41
               Contingent deferred sales charge                       42
           About Investor B Shares                                    42
               Contingent deferred sales charge                       42
           About Investor C Shares                                    44
               Contingent deferred sales charge                       44
           Redemption fees                                            44
           When you might not have to pay a sales charge or
             redemption fee                                           45
         Buying, selling and exchanging shares                        49
           How orders are processed                                   51
         How selling and servicing agents are paid                    57
         Distributions and taxes                                      59
       -----------------------------------------------------------------
       FINANCIAL HIGHLIGHTS                                           62
       -----------------------------------------------------------------
       TERMS USED IN THIS PROSPECTUS                                  71
       -----------------------------------------------------------------
       WHERE TO FIND MORE INFORMATION                         BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 36.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS GLOBAL VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic --value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI
         World Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Global Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER GLOBAL STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Funds are managed.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         5.75%       none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/
   Redemption fee (as a percentage of total
   redemption proceeds)/4/                     2.00%      2.00%      2.00%

   ANNUAL FUND OPERATING EXPENSES/5/
   (Expenses that are deducted from the Fund's assets)
   Management fees                             0.90%      0.90%      0.90%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
   Other expenses                              0.73%      0.73%      0.73%
                                              -----      -----      -----
   Total annual Fund operating expenses        1.88%      2.63%      2.63%
   Fee waivers and/or reimbursements          (0.23)%    (0.23)%    (0.23)%
                                              -------    -------    -------
   Total net expenses/6/                       1.65%      2.40%      2.40%
                                              =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /2/This charge decreases over time. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

      . the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year 3 years 5 years 10 years
     Investor A Shares                       $733  $1,112  $1,514   $2,636
     Investor B Shares                       $743  $1,096  $1,575   $2,765
     Investor C Shares                       $343   $796   $1,375   $2,947

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                            1 year 3 years 5 years 10 years
     Investor B Shares                       $243   $796   $1,375   $2,765
     Investor C Shares                       $243   $796   $1,375   $2,947

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY
     INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT
     COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER
     PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 36.

[Graphic]
     WHAT IS THE GRAHAM AND
     DODD APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS INTERNATIONAL VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE

     The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR
         INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Subject to certain limited exceptions discussed below, Nations International Value Fund is no longer accepting new investments from current or prospective investors. Shares of Nations International Value Fund currently may only be purchased through reinvestment of distributions, by certain qualified retirement plans on behalf of plan participants, by investors who purchase shares through accounts established with certain investment advisers or financial planners, including certain wrap fee accounts, and by investors who purchase shares through an account established with a selling agent that has available purchasing capacity based on policies established by the Fund.

     Nations International Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                         [CHART]

      1996      1997      1998     1999      2000      2001
     ------    ------    ------   ------   -------   -------
     15.32%    20.38%    11.82%   52.43%    2.94%    (11.99)%


          *Year-to-date return as of June 30, 2002:  -2.59%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

BEST: 4TH QUARTER 1999:  24.15%
Worst: 3rd quarter 1998: -16.57%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                           1 year  5 years  Fund*
             Investor A Shares Returns
              Before Taxes                 -17.05% 11.88%  12.32%
             Investor A Shares Returns
              After Taxes on Distributions -17.83% 9.89%   10.59%
             Investor A Shares Returns
              After Taxes on Distributions
              and Sale of Fund Shares      -10.09% 8.99%   9.55%
             Investor B Shares Returns
              Before Taxes                 -16.96%   --    6.99%
             Investor C Shares Returns
              Before Taxes                 -13.57%   --    10.71%
             MSCI EAFE Index (reflects no
              deductions for fees,
              expenses or taxes)           -21.44% 0.89%   1.74%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 27, 1995, May 22, 1998 and June 15, 1998, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                            Investor A Investor B Investor C
(Fees paid directly from your investment)     Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                             5.75%       none       none
Maximum deferred sales charge (load)
as a % of the lower of the original
purchase price or net asset value            none/1/    5.00%/2/   1.00%/3/
Redemption fee (as a percentage of total
redemption proceeds)/4/                       2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES/5/
(Expenses that are deducted from the Fund's assets)/6/
Management fees                               0.90%      0.90%      0.90%
Distribution (12b-1) and shareholder
servicing fees                                0.25%      1.00%      1.00%
                                              0.33%      0.33%      0.33%
Other expenses                               -------    -----      -----
Total annual Fund operating expenses          1.48%      2.23%      2.23%
                                             =======    =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /2/This charge decreases over time. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $717  $1,017  $1,338   $2,245
Investor B Shares  $726   $997   $1,395   $2,376
Investor C Shares  $326   $697   $1,195   $2,565

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $226   $697   $1,195   $2,376
Investor C Shares  $226   $697   $1,195   $2,565

[Graphic]
     ABOUT THE SUB-ADVISERS

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL), INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      INVESCO AND PUTNAM ON PAGE 38 AND MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 39.

[Graphic]
     WHY INVEST IN AN
     INTERNATIONAL STOCK FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.


NATIONS INTERNATIONAL EQUITY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  .Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  .INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  .Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations International Equity Fund has the following risks:

      .Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1993     1994    1995   1996    1997    1998     1999     2000
     2001
     ------   -----   -----  -----   -----   ------   ------  --------
     --------
     26.90%   2.21%   8.21%  8.14%   1.04%   16.40%   39.13%  (15.33)%
     (20.84)%

          *Year-to-date return as of June 30, 2002:  0.55%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:                       28.40%
Worst: 3rd quarter 2001:                      -14.08%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                            Life of
                                            1 year  5 years  Fund*
            Investor A Shares Returns
             Before Taxes                   -25.36% 0.66%    3.81%
            Investor A Shares Returns After
             Taxes on Distributions         -25.37% -1.37%   2.43%
            Investor A Shares Returns After
             Taxes on Distributions and
             Sale of Fund Shares            -15.45% 0.11%    2.77%
            Investor B Shares Returns
             Before Taxes                   -25.36% 0.72%    3.96%
            Investor C Shares Returns
             Before Taxes                   -22.24% 1.05%    3.98%
            MSCI EAFE Index (reflects no
             deductions for fees, expenses
             or taxes)                      -21.44% 0.89%    5.28%

  *Theinception dates of Investor A Shares, Investor B Shares and Investor C
      Shares are June 3, 1992, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                            Investor A Investor B Investor C
(Fees paid directly from your investment)     Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                     none/1/    5.00%/2/   1.00%/3/
Redemption fee (as a percentage of total
redemption proceeds)/4/                       2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES/5/
(Expenses that are deducted from the Fund's assets)/6/
Management fees                               0.80%      0.80%      0.80%
Distribution (12b-1) and shareholder
servicing fees                                0.25%      1.00%      1.00%
                                              0.36%      0.36%      0.36%
Other expenses                               -----      -----      -----
Total annual Fund operating expenses          1.41%      2.16%      2.16%
                                             =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year 3 years 5 years 10 years
     Investor A Shares                       $710   $996   $1,303   $2,172
     Investor B Shares                       $719   $976   $1,359   $2,303
     Investor C Shares                       $319   $676   $1,159   $2,493

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                            1 year 3 years 5 years 10 years
     Investor B Shares                       $219   $676   $1,159   $2,303
     Investor C Shares                       $219   $676   $1,159   $2,493

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 39.

[Graphic]
     WHAT IS AN INTERNATIONAL FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.


NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico International Opportunities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

      [CHART]

       2001
     --------
     (14.74)%


          *Year-to-date return as of June 30, 2002:  6.02%
     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                                        17.01%
     Worst: 3rd quarter 2001:                                       -18.23%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                    Life of
                                            1 year   Fund*
Investor A Shares Returns Before Taxes      -19.64% -18.19%
Investor A Shares Returns After Taxes on
 Distributions                              -19.64% -18.19%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares      -11.96% -14.42%
Investor B Shares Returns Before Taxes      -19.66% -17.78%
Investor C Shares Returns Before Taxes      -16.37% -15.38%
MSCI EAFE Index (reflects no deductions for
 fees, expenses or taxes)                   -21.44% -19.64%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is August 1, 2000. The return for the index show is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                            Investor A Investor B Investor C
   (Fees paid directly from your investment)     Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases, as a %
   of offering price                             5.75%       none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value            none/1/    5.00%/2/   1.00%/3/
   Redemption fee (as a percentage of total
   redemption proceeds)/4/                       2.00%      2.00%      2.00%

   ANNUAL FUND OPERATING EXPENSES/5/
   (Expenses that are deducted from the Fund's assets)/6/
   Management fees                               0.80%      0.80%      0.80%
   Distribution (12b-1) and shareholder
   servicing fees                                0.25%      1.00%      1.00%
                                                 3.20%      3.20%      3.20%
   Other expenses                               -----      -----      -----
   Total annual Fund operating expenses          4.25%      5.00%      5.00%
                                                (2.50)%    (2.50)%    (2.50)%
   Fee waivers and/or reimbursements            -------    -------    -------
   Total net expenses/7/                         1.75%      2.50%      2.50%
                                                =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /2/This charge decreases over time. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     /7/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     THIS EXAMPLE ASSUMES:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $743  $1,578  $2,425   $4,600
Investor B Shares  $753  $1,578  $2,503   $4,718
Investor C Shares  $353  $1,278  $2,303   $4,866

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $253  $1,278  $2,303   $4,718
Investor C Shares  $253  $1,278  $2,303   $4,866

[Graphic]
     ABOUT THE SUB-ADVISER

     GARTMORE IS THIS FUND'S SUB-ADVISER. CHRISTOPHER PALMER, CFA, A SENIOR INVESTMENT MANAGER ON THE GARTMORE EMERGING MARKETS TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      GARTMORE ON PAGE 38.

[Graphic]
     WHAT'S AN EMERGING MARKET?

     THIS FUND CONSIDERS A COUNTRY TO BE AN EMERGING MARKET IF:

       .THE INTERNATIONAL FINANCE CORPORATION HAS DEFINED IT AS AN EMERGING
        MARKET,

       .IT HAS A LOW-TO-MIDDLE INCOME ECONOMY ACCORDING TO THE WORLD BANK, OR

       .IT'S LISTED AS DEVELOPING IN WORLD BANK PUBLICATIONS.

     THERE ARE OVER 25 COUNTRIES THAT CURRENTLY QUALIFY AS EMERGING MARKETS, INCLUDING ARGENTINA, BRAZIL, CHILE, CHINA, THE CZECH REPUBLIC, COLOMBIA, ECUADOR, GREECE, HONG KONG, INDONESIA, INDIA, MALAYSIA, MEXICO, THE PHILIPPINES, POLAND, PORTUGAL, PERU, RUSSIA, SINGAPORE, SOUTH AFRICA, THAILAND, TAIWAN AND TURKEY.


NATIONS EMERGING MARKETS FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, vest at least 80% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  .uses fundamental research to select stocks, looking at earnings growth, financial resources, marketability, and other factors

  .visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  .regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

The portfolio manager may sell a security when its price reaches a target set by the portfolio manager, if there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Emerging Markets Fund has the following risks:

      .Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

      .Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1996      1997      1998       1999       2000        2001
     -----    -------   --------   ------    --------     -------
     8.50%    (3.20)%   (25.78)%   96.09%    (35.30)%     (4.13)%


          *Year-to-date return as of June 30, 2002:  2.83%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  48.17%
Worst: 3rd quarter 2001: -28.54%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      Life of
                                       1 year 5 years  Fund*
Investor A Shares Returns Before Taxes -9.61%  -3.81%  -2.06%
Investor A Shares Returns After Taxes
 on Distributions                      -9.62%  -3.90%  -2.20%
Investor A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                                -5.85%  -3.02%  -1.68%
Investor B Shares Returns Before Taxes -9.55%  -3.72%  -1.88%
Investor C Shares Returns Before Taxes -5.76%  -3.31%  -1.80%
S&P/IFC Investables Index (reflects no
 deductions for fees, expenses or
 taxes)                                1.51%   -4.69%  -4.67%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is June 30, 1995. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                           5.75%       none       none
Maximum deferred sales charge (load)
as a % of the lower of the original
purchase price or net asset value          none/1/    5.00%/2/   1.00%/3/
Redemption fee (as a percentage of total
redemption proceeds)/4/                     2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES/5/
(Expenses that are deducted from the Fund's assets)
Management fees                             1.00%      1.00%      1.00%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            1.04%      1.04%      1.04%
Other expenses                              -----      -----      -----
Total annual Fund operating expenses/6/     2.29%      3.04%      3.04%
                                            =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /2/This charge decreases over time. Please see CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please CHOOSING A SHARE
      CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/The Fund's investment adviser and/or some of its other service providers have voluntarily agreed to limit total annual operating expenses to 2.15% for Investor A Shares and 2.90% for Investor B and Investor C Shares, as a percentage of the average daily net assets of the Fund. There is no guarantee that these limitations will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $794  $1,250  $1,731   $3,053
Investor B Shares  $807  $1,239  $1,796   $3,181
Investor C Shares  $407   $939   $1,596   $3,355

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $307   $939   $1,596   $3,181
Investor C Shares  $307   $939   $1,596   $3,355

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Global Value Fund is expected to be no more than 100%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the International/Global Stock Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                      Maximum    Actual fee paid
                                                    advisory fee last fiscal year
Nations Global Value Fund                              0.90%           N/A
Nations International Value Fund/1/                    0.90%          0.87%
Nations International Equity Fund/1/                   0.80%          0.80%
Nations Marsico International Opportunities Fund/1/    0.80%          0.00%
Nations Emerging Markets Fund                          1.00%          0.77%

/1/These Funds don't have their own investment adviser because they invest in Nations International Value Master Portfolio, Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

[Graphic]
     BRANDES INVESTMENT PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130


INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.

PERFORMANCE OF OTHER ACCOUNTS MANAGED BY BRANDES
Nations Global Value Fund commenced its operations on April 16, 2001. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

                                               Brandes
                                            Global Equity MSCI World
                                            Composite (%) Index (%)
one year                                       5.49%       (4.23)%
three years                                    12.84%      (4.39)%
five years                                     15.25%       5.38%
ten years                                      16.62%       9.02%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                 Brandes
                                              Global Equity MSCI World
                                              Composite (%) Index (%)
2001                                            (0.66)%      (16.82)%
2000                                             34.46%      (13.18)%
1999                                             20.92%       24.93%
1998                                             13.08%       24.34%
1997                                             28.14%       15.76%
1996                                             22.38%       13.48%
1995                                             20.81%       20.72%
1994                                            (2.34)%       5.08%
1993                                             39.71%       22.50%
1992                                             12.23%      (5.23)%
1991                                             37.07%       18.29%
1990                                            (11.79)%     (17.02)%
1989                                             13.04%       16.61%
1988                                             26.02%       23.29%
1987                                            (2.57)%       16.16%
1986                                             20.77%       41.89%
1985                                             35.55%       40.57%
1984                                             7.09%        4.72%
1983                                             39.91%       21.93%
1982                                             29.86%       9.71%
1981                                             13.56%      (4.78)%
1980                                             34.28%       25.67%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.
Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC. The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[Graphic]
     GARTMORE GLOBAL PARTNERS

     GARTMORE HOUSE
     8 FENCHURCH PLACE
     LONDON EC3M 4PH, ENGLAND



[Graphic]
     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A), INC.

     1360 PEACHTREE STREET, N.E. ATLANTA, GEORGIA 30309

[Graphic]
     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109


GARTMORE GLOBAL PARTNERS
Gartmore Global Partners is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore Global Partners was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

Gartmore Global Partners is 100% owned by Gartmore Investment Management plc whose advisory affiliates are members of Gartmore Group. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing over $75 billion in assets. Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, United Kingdom, Sweden, Italy, Spain, Germany and Japan.

Gartmore Global Partners generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore Global Partners is the investment sub-adviser to Nations Emerging Markets Fund.

Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore Global Partners in 1995 and is a senior investment manager on the Gartmore Global Partners Emerging Markets Team. Before he joined Gartmore Global Partners, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico International Opportunities Master Portfolio
Marsico Capital is a co-investment sub-adviser to:

  .Nations International Equity Master Portfolio
James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]

     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent or servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A
      SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR
      CALL US AT 1.800.321.7854.

     [Graphic]

      BEFORE YOU INVEST,
      PLEASE NOTE THAT,
      OVER TIME, DISTRIBUTION
      (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE
      THE COST OF YOUR INVESTMENT,
      AND MAY COST YOU MORE THAN
      ANY SALES CHARGES YOU MAY
      PAY. FOR MORE INFORMATION,
      SEE How selling and
      servicing agents
      are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                    Investor A Shares  Investor B Shares Investor C Shares
Maximum amount
you can buy             no limit           $250,000            no limit
Maximum front-end
sales charge              5.75%              none                none
Maximum deferred
sales charge             none/1/           5.00%/2/            1.00%/3/
Redemption fee/4/         2.00%              2.00%               2.00%
Maximum annual                               0.75%               0.75%
distribution              0.25%          distribution        distribution
and shareholder       distribution      (12b-1) fee and     (12b-1) fee and
servicing fees     (12b-1)/service fee 0.25% service fee   0.25% service fee
Conversion feature        none                yes                none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
 SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

/2/This charge decreases over time. Please see CHOOSING A SHARE CLASS --  ABOUT
 INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES --CONTINGENT DEFERRED SALES CHARGE for details.

/4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge or redemption fee - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    Amount retained
                     Sales charge   Sales charge   by selling agents
                    as a % of the   as a % of the    as a % of the
                    offering price net asset value  offering price
Amount you bought     per share       per share        per share
$0 - $49,999            5.75%           6.10%           5.00%
$50,000 - $99,999       4.50%           4.71%           3.75%
$100,000 - $249,999     3.50%           3.63%           2.75%
$250,000 - $499,999     2.50%           2.56%           2.00%
$500,000 - $999,999     2.00%           2.04%           1.75%
$1,000,000 or more      0.00%           0.00%          1.00%/1/

     /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee - Contingent deferred sales charges and redemption fees.

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

   If you sell your shares
  during the following year:               You'll pay a CDSC of:
-----------------------------------------------------------------------------
                                 Shares
                               you bought      Shares you bought between
                                 after          8/1/1997 and 11/15/1998
                               11/15/1998      in the following amounts:
                               ---------- -----------------------------------
                                                        $250,000 - $500,000 -
                                          $0 - $249,999  $499,999   $999,999
the first year you own them       5.0%        5.0%         3.0%       2.0%
the second year you own them      4.0%        4.0%         2.0%       1.0%
the third year you own them       3.0%        3.0%         1.0%       none
the fourth year you own them      3.0%        3.0%         none       none
the fifth year you own them       2.0%        2.0%         none       none
the sixth year you own them       1.0%        1.0%         none       none
after six years of owning them    none        none         none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,000                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]

     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on in the section When you might not have to pay a sales charge or redemption fee -- Contingent deferred sales charges and redemption fees.

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     The International/Global Stock Funds may assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Funds acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. The redemption fee may not be imposed if you qualify for a waiver. You can find out if you qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee -- Contingent deferred sales charges and redemption fees.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

        .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

        .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC or redemption fee on the following transactions:

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a redemption fee on Investor A, Investor B or Investor C Shares redeemed from accounts where by agreement with Nations

     Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program.
     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You also won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                                   Ways to
                                 buy, sell or        How much you can buy,
                                   exchange            sell or exchange                      Other things to know
                               ---------------- ------------------------------- ----------------------------------------------
Buying shares                  In a lump sum    minimum initial investment:     There is no limit to the amount you can invest
                                                .$1,000 for regular accounts    in Investor A and C Shares. You can invest up
                                                .$500 for traditional and Roth  to $250,000 in Investor B Shares.
                                                 IRAs, and Coverdell Education
                                                 Savings Accounts
                                                .$250 for certain fee-based
                                                 accounts
                                                .no minimum for certain
                                                 retirement plan accounts like
                                                 401(k) plans and SEP
                                                 accounts, but other
                                                 restrictions apply
                                                minimum additional investment:
                                                .$100 for all accounts
                               Using our        minimum initial investment:     You can buy shares twice a month, monthly
                               Systematic       .$100                           or quarterly, using automatic transfers from
                               Investment Plan  minimum additional investment:  your bank account.
                                                .$50
------------------------------------------------------------------------------------------------------------------------------
Selling shares                 In a lump sum    .you can sell up to $50,000 of  We'll deduct any CDSC from the amount
                                                 your shares by telephone,      you're selling and send you or your selling
                                                 otherwise there are no limits  agent the balance, usually within three
                                                 to the amount you can sell     business days of receiving your order.
                                                .other restrictions may apply
                                                 to withdrawals from            If you paid for your shares with a check that
                                                 retirement plan accounts       wasn't certified, we'll hold the sale proceeds
                                                                                when you sell those shares for at least 15
                                                                                days after the trade date of the purchase, or
                                                                                until the check has cleared.

                                                                                The International/Global Stock Funds may
                                                                                assess a 2.00% redemption fee on the
                                                                                proceeds of Fund shares that are purchased
                                                                                after August 1, 2002 and are redeemed
                                                                                (either by selling shares or exchanging into
                                                                                another Fund) within 90 days of their
                                                                                purchase. Please see CHOOSING A SHARE
                                                                                CLASS -- REDEMPTION FEES for details.
                               Using our        .minimum $25 per withdrawal     Your account balance must be at least
                               Automatic                                        $10,000 to set up the plan. You can make
                               Withdrawal Plan                                  withdrawals twice a month, monthly,
                                                                                quarterly, bi-annually or annually. We'll send
                                                                                your money by check or deposit it directly to
                                                                                your bank account. No CDSC is deducted if
                                                                                you withdraw 12% or less of the value of your
                                                                                shares in a class.
------------------------------------------------------------------------------------------------------------------------------
Exchanging shares              In a lump sum    .minimum $1,000 per             You can exchange your Investor A Shares for
                                                 exchange                       Investor A shares of any other Nations Fund,
                                                                                except Index Funds. You won't pay a front-
                                                                                end sales charge, CDSC or redemption fee on
                                                                                the shares you're exchanging.

                                                                                You can exchange your Investor B Shares for
                                                                                Investor B Shares of any other Nations Fund.

                                                                                You can exchange your Investor C Shares for
                                                                                Investor C Shares of any other Nations Fund.

                                                                                If you received Investor C Shares of a Fund
                                                                                from an exchange of Investor A Shares of a
                                                                                Managed Index Fund, you can also exchange
                                                                                these shares for Investor A Shares of an
                                                                                Index Fund. You won't pay a CDSC on the
                                                                                shares you're exchanging.

                                                                                The International/Global Stock Funds may
                                                                                assess a 2.00% redemption fee on the
                                                                                proceeds of Fund shares that are purchased
                                                                                after August 1, 2002 and are redeemed
                                                                                (either by selling shares or exchanging into
                                                                                another Fund) within 90 days of their
                                                                                purchase. Please see CHOOSING A SHARE
                                                                                CLASS -- REDEMPTION FEES for details.
                               Using our        .minimum $25 per exchange       You must already have an investment in the
                               Automatic                                        Funds into which you want to exchange. You
                               Exchange Feature                                 can make exchanges monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

         .The International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or 25th of the month.

      .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges by any person, group or account that is believed to be a market timer.

         .In order to limit excessive exchange activity and otherwise promote the best interests of the Funds, the International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      .You must already have an investment in the Funds you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                 Frequency of declaration
                                                      and payment of
Fund                                               income distributions
Nations Global Value Fund                                annually
Nations International Value Fund                         annually
Nations International Equity Fund                        annually
Nations Marsico International Opportunities Fund         annually
Nations Emerging Markets Fund                            annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders generally won't be able to deduct any distributions from the Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES
Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. You'll generally be required to:

  .include in your gross income your proportional amount of foreign income taxes paid by the fund

  .treat this amount as foreign income taxes you paid directly

  .either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distribution) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and for the year ended November 30, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS GLOBAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR A SHARES                                03/31/02*#
Net asset value, beginning of period               $10.00
Net investment income                               0.04
Net realized and unrealized gain/(loss) on
 investments                                        0.45
Net increase/(decrease) in net asset value from
 operations                                         0.49
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.00)##
Distributions from net realized capital gains      (0.02)
Total dividends and distributions                  (0.02)
Net asset value, end of period                     $10.47
Total return++                                      4.92%
============================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $26,172
Ratio of operating expenses to average net
 assets                                           1.65%+(a)
Ratio of net investment income to average net
 assets                                            0.41%+
Portfolio turnover rate                              19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.88%+(a)

                                 * Global Value Investor A Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $(0.01) per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR B SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income/(loss)                      (0.03)
Net realized and unrealized gain/(loss) on
 investments                                       0.45
Net increase/(decrease) in net asset value from
 operations                                        0.42
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     (0.02)
Net asset value, end of period                    $10.40
TOTAL RETURN++                                     4.18%
============================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $11,804
Ratio of operating expenses to average net
 assets                                          2.40%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.34)%+
Portfolio turnover rate                             19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.63%+(a)

                                 * Global Value Investor B Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR C SHARES                                3/31/02*#
Net assets value, beginning of period             $10.00
Net investment income/(loss)                      (0.03)
Net realized and unrealized gain (loss) on
 investments                                       0.45
Net increase (decrease) in net asset value from
 operations                                        0.42
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     (0.02)
Net assets value, end of period                   $10.40
TOTAL RETURN++                                     4.18%
=============================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets value end of period (in 000's)         $30,914
Ratio of operating expenses to average net
 assets                                          2.40%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.34)%+
Portfolio turnover rate                             19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.63%+(a)

                                 * Global Value Investor C Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was than 0.01%.

NATIONS INTERNATIONAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED
INVESTOR A SHARES*        03/31/02#   03/31/01  03/31/00#   03/31/99#     05/15/98    11/30/97
OPERATING PERFORMANCE:
Net asset value,
 beginning of period        $17.26     $18.77     $14.43      $15.44       $13.13      $11.29
Net investment income        0.18       0.27       0.36        0.14         0.08        0.01
Net realized and
 unrealized gain/(loss)
 on investments             (0.29)     (0.39)      4.72        0.36         2.52        1.91
Net increase/(decrease)
 in net asset value from
 operations                 (0.11)     (0.12)      5.08        0.50         2.60        1.92
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.18)     (0.19)     (0.25)      (0.17)         --        (0.06)
Distributions from net
 realized capital gains     (0.36)     (1.20)     (0.49)      (1.34)       (0.29)      (0.02)
Total dividends and
 distributions              (0.54)     (1.39)     (0.74)      (1.51)       (0.29)      (0.08)
Net asset value, end of
 period                     $16.61     $17.26     $18.77      $14.43       $15.44      $13.13
TOTAL RETURN++             (0.46)%    (0.72)%     35.86%      1.75%        20.22%      17.11%
================================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)         $798,587   $353,646   $186,649     $5,960       $5,128      $4,259
Ratio of operating
 expenses to average net
 assets                     1.44%      1.38%     1.49%(a)     1.55%+       1.81%+      1.73%
Ratio of net investment
 income to average net
 assets                     1.11%      1.64%      1.86%       1.11%+       1.21%+      0.26%
PORTFOLIO TURNOVER RATE       --         --       12%(b)       44%          88%         29%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.48%      1.48%     1.59%(a)     1.64%+       1.82%+      1.93%

                                 * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the International Value Fund Investor A Shares as of May 22, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                                 03/31/02#   03/31/01  03/31/00#   03/31/99*#
OPERATING PERFORMANCE:
Net asset value, beginning of period                $17.07    $18.64      $14.40      $14.33
Net investment income                                0.07      0.16        0.22        0.06
Net realized and unrealized gain/(loss) on
 investments                                        (0.30)    (0.40)       4.66        0.76
Net increase/(decrease) in net asset value from
 operations                                         (0.23)    (0.24)       4.88        0.82
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.09)    (0.13)      (0.15)      (0.13)
Distributions from net realized capital gains       (0.36)    (1.20)      (0.49)      (0.62)
Total dividends and distributions                   (0.45)    (1.33)      (0.64)      (0.75)
Net asset value, end of period                     $ 16.39    $17.07      $18.64      $14.40
TOTAL RETURN++                                     (1.16)%    (1.42)%     34.51%      1.25%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $116,374   $80,655    $50,999      $4,296
Ratio of operating expenses to average net assets   2.19%      2.13%     2.24%(a)     2.30%+
Ratio of net investment income to average net
 assets                                             0.36%      0.89%      1.11%       0.36%+
Portfolio turnover rate                               --        --        12%(b)       44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      2.23%      2.23%     2.34%(a)     2.39%+

                                 * International Value Fund Investor B Shares commenced operations on May 22, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL VALUE FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $17.07     $18.65     $14.41      $13.33
Net investment income                              0.04       0.16       0.21        0.06
Net realized and unrealized gain/(loss) on
 investments                                      (0.27)     (0.41)      4.69        1.77
Net increase/(decrease) in net asset value from
 operations                                       (0.23)     (0.25)      4.90        1.83
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.09)     (0.13)     (0.17)      (0.13)
Distributions from net realized capital gains     (0.36)     (1.20)     (0.49)      (0.62)
Total dividends and distributions                 (0.45)     (1.33)     (0.66)      (0.75)
Net asset value, end of period                    $16.39     $17.07     $18.65      $14.41
TOTAL RETURN++                                   (1.16)%     (1.45)%    34.64%      3.98%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $149,979    $48,784   $13,725       $182
Ratio of operating expenses to average net
 assets                                           2.19%       2.13%    2.24%(a)     2.30%+
Ratio of net investment income to average net
 assets                                           0.36%       0.89%     1.11%       0.36%+
Portfolio turnover rate                             --         --       12%(b)       44%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.23%       2.23%    2.34%(a)     2.39%+

                                 * International Value Fund Investor C Shares commenced operations on June 15, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUNDFOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES          03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $10.95      $16.51    $13.97     $14.67     $13.01
Net investment income        0.06        0.07      0.06       0.08       0.07
Net realized and
 unrealized gain/(loss)
 on investments             (0.71)      (4.38)     4.86       0.40       1.94
Net increase/(decrease)
 in net asset value
 from operations            (0.65)      (4.31)     4.92       0.48       2.01
LESS DISTRIBUTIONS:
Dividends from net
 investment income            --        (0.09)    (0.05)     (0.11)     (0.19)
Distributions from net
 realized capital gains       --        (1.16)    (2.33)     (1.07)     (0.16)
Total dividends and
 distributions                --        (1.25)    (2.38)     (1.18)     (0.35)
Net asset value, end of
 year                       $10.30      $10.95    $16.51     $13.97     $14.67
TOTAL RETURN++              (5.94)%    (27.54)%   39.54%      3.59%     15.77%
==================================================================================
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in 000's)                 $30,067    $46,770    $43,111    $12,785    $13,477
Ratio of operating
 expenses to average
 net assets                  1.41%      1.40%      1.39%      1.38%      1.39%
Ratio of net investment
 income to average
 net assets                  0.63%      0.64%      0.44%      0.54%      0.51%
Portfolio turnover rate       --          --      129%##      146%        64%
Ratio of operating
 expenses to average
 net assets without
 waivers and/or expense
 reimbursements              1.41%      1.41%      1.43%      1.38%      1.39%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUNDFOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                             03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year             $10.56      $16.06    $13.75     $14.56     $12.83
Net investment income/(loss)                   (0.01)        --      (0.05)     (0.03)     (0.03)
Net realized and unrealized gain/(loss) on
 investments                                   (0.68)      (4.27)     4.72       0.38       1.92
Net increase/(decrease) in net asset value
 from operation                                (0.69)      (4.27)     4.67       0.35       1.89
LESS DISTRIBUTIONS:
Dividends from net investment income             --        (0.07)    (0.03)     (0.09)       --
Distributions from net realized capital gains    --        (1.16)    (2.33)     (1.07)     (0.16)
Total dividends and distributions                --        (1.23)    (2.36)     (1.16)     (0.16)
Net asset value, end of year                    $9.87      $10.56    $16.06     $13.75     $14.56
TOTAL RETURN++                                 (6.53)%    (28.11)%   38.14%      2.65%     14.93%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $14,408    $20,747    $32,073    $28,266    $34,119
Ratio of operating expenses to average net
 assets                                         2.16%      2.15%      2.14%      2.13%      2.14%
Ratio of net investment income/(loss) to
 average net assets                            (0.12)%    (0.11)%    (0.31)%    (0.21)%    (0.24)%
Portfolio turnover rate                          --          --      129%##      146%        64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 2.16%      2.16%      2.18%      2.13%      2.14%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 ## Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUNDFOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES              03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                           $10.30      $15.72    $13.52     $14.34     $12.74
Net investment income/(loss)    (0.01)      (0.02)    (0.03)     (0.03)     (0.01)
Net realized and unrealized
 gain/(loss) on investments     (0.66)      (4.17)     4.60       0.37       1.89
Net increase/(decrease) in
 net asset value from
 operations                     (0.67)      (4.19)     4.57       0.34       1.88
LESS DISTRIBUTIONS:
Dividends from net investment
 income                           --        (0.07)    (0.04)     (0.09)     (0.12)
Distributions from net
 realized capital gains           --        (1.16)    (2.33)     (1.07)     (0.16)
Total dividends and
 distributions                    --        (1.23)    (2.37)     (1.16)     (0.28)
Net asset value, end of year     $9.63      $10.30    $15.72     $13.52     $14.34
TOTAL RETURN++                  (6.50)%    (28.22)%   38.12%      2.63%     15.05%
========================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                         $1,245      $1,166     $987       $824       $933
Ratio of operating expenses
 to average net assets           2.16%      2.15%      2.14%      2.13%      1.97%
Ratio of net investment
 income/(loss) to average net
 assets                         (0.12)%    (0.11)%    (0.31)%    (0.21)%    (0.07)%
Portfolio turnover rate           --          --      129%##      146%        64%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements          2.16%      2.16%      2.18%      2.13%      1.97%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 ## Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  PERIOD ENDED
INVESTOR A SHARES                          03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $8.01       $10.00
Net investment income/(loss)                 (0.01)       (0.01)
Net realized and unrealized gain/(loss) on
 investments                                  0.32        (1.98)
Net increase/(decrease) in net asset value
 from operations                              0.31        (1.99)
Net asset value, end of period                $8.32       $8.01
TOTAL RETURN++                                3.87%      (19.90)%
==========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets at end of period (in 000's)       $1,526       $2,797
Ratio of operating expenses to average net
 assets                                    1.67%(a)(b)    1.72%+
Ratio of net investment income/(loss) to
 average net assets                          (0.33)%     (0.13)%+
Portfolio turnover rate                       307%         442%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             4.27%(a)      6.53%+

                                 * Marsico International Opportunities Fund
                                 Investor A Shares commenced operations on August 1, 2000.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  PERIOD ENDED
INVESTOR B SHARES                          03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $7.97       $10.00
Net investment income/(loss)                 (0.07)       (0.08)
Net realized and unrealized gain/(loss) on
 investments                                  0.32        (1.95)
Net increase/(decrease) in net asset value
 from operations                              0.25        (2.03)
Net asset value, end of period                $8.22       $7.97
TOTAL RETURN++                                3.14%      (20.30)%
=======================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets at end of period (in 000's)       $1,951       $2,031
Ratio of operating expenses to average net
 assets                                    2.42%(a)(b)    2.47%+
Ratio of net investment income/(loss) to
 average net assets                          (1.08)%     (0.88)%+
Portfolio turnover rate                       307%         442%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             5.02%(a)      7.28%+

                                 * Marsico International Opportunities Fund
                                 Investor B Shares commenced operations on August 1, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED  PERIOD ENDED
INVESTOR C SHARES                                 03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period                 $7.97       $10.00
Net investment income/(loss)                        (0.07)       (0.09)
Net realized and unrealized gain/(loss) on
 investments                                         0.32        (1.94)
Net increase/(decrease) in net asset value from
 operations                                          0.25        (2.03)
Net asset value, end of period                       $8.22       $7.97
TOTAL RETURN++                                       3.14%      (20.30)%
===========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)               $869         $974
Ratio of operating expenses to average net assets 2.42%(a)(b)    2.47%+
Ratio of net investment income/(loss) to average
 net assets                                         (1.08)%     (0.88)%+
Portfolio turnover rate                              307%         442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements     5.02%(a)      7.28%+

                                 * Marsico International Opportunities Fund
                                 Investor C Shares commenced operations on August 1, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING MARKETS FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $8.84      $15.65     $8.09      $10.57    $11.39
Net investment income/(loss)                         0.01      (0.04)    (0.09)       0.10      0.01
Net realized and unrealized gain/(loss)
 on investments                                      1.52      (6.75)     7.65       (2.52)    (0.75)
Net increase/(decrease) in net asset value from
 operations                                          1.53      (6.79)     7.56       (2.42)    (0.74)
LESS DISTRIBUTIONS:
Dividends from net investment income                  --       (0.02)      --        (0.06)    (0.08)
Net asset value, end of year                        $10.37     $8.84     $15.65      $8.09     $10.57
TOTAL RETURN++                                      17.31%    (43.38)%   93.33%     (22.90)%   (6.60)%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $3,354     $3,851    $3,087       $951      $652
Ratio of operating expenses to average net assets   2.05%      2.05%      2.15%     2.03%(a)    1.82%
Ratio of operating expenses to average net assets
 including interest expense                         2.10%      2.09%      2.16%      --(b)       --
Ratio of net investment income/(loss) to average
 net assets                                         0.29%     (0.65)%    (0.65)%     1.41%      0.11%
Portfolio turnover rate                              102%       97%        61%        71%        63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      2.33%      2.11%      2.79%     2.23%(a)    1.82%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING MARKETS FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                               03/31/02#  03/31/01#  03/31/00#  03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $8.62      $15.32     $7.99      $10.49    $11.31
Net investment income/(loss)                     (0.06)      (0.17)    (0.16)       0.05     (0.07)
Net realized and unrealized gain/(loss) on
 investments                                      1.48       (6.53)     7.49       (2.50)    (0.75)
Net increase/(decrease) in net asset value from
 operations                                       1.42       (6.70)     7.33       (2.45)    (0.82)
LESS DISTRIBUTIONS:
Dividends from net investment income               --          --        --        (0.05)      --
Net asset value, end of year                     $10.04      $8.62     $15.32      $7.99     $10.49
Total return++                                   16.47%     (43.73)%   91.74%     (23.42)%   (7.25)%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $1,961      $1,728    $3,468      $1,579    $1,247
Ratio of operating expenses to average net
 assets                                           2.80%      2.80%      2.90%     2.78%(a)    2.57%
Ratio of operating expenses to average net
 assets including interest expense                2.85%      2.84%      2.91%      --(b)       --
Ratio of net investment income/(loss) to
 average net assets                              (0.46)%    (1.40)%    (1.40)%     0.66%     (0.64)%
Portfolio turnover rate                           102%        97%        61%        71%        63%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   3.08%      2.86%      3.54%     2.98%(a)    2.57%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING MARKETS FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
INVESTOR C SHARES                                 03/31/02#  03/31/01#  03/31/00#  03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                   $8.61      $15.31     $7.98       $10.47    $11.34
Net investment income/(loss)                        (0.06)      (0.16)    (0.14)        0.05     (0.05)
Net realized and unrealized gain/(loss) on
 investments                                         1.47       (6.54)     7.47        (2.49)    (0.75)
Net increase/(decrease) in net asset value from
 operations                                          1.41       (6.70)     7.33        (2.44)    (0.80)
LESS DISTRIBUTIONS:
Dividends from net investment income                  --          --        --         (0.05)    (0.07)
Net asset value, end of year                        $10.02      $8.61     $15.31       $7.98     $10.47
Total return++                                      16.38%     (43.73)%   91.73%      (23.37)%   (7.17)%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $167        $65       $120         $86       $293
Ratio of operating expenses to average net assets    2.80%      2.80%      2.90%      2.78%(a)    2.40%
Ratio of operating expenses to average net assets
 including interest expense                          2.85%      2.84%      2.91%       --(b)       --
Ratio of net investment income/(loss) to average
 net assets                                         (0.46)%    (1.40)%    (1.40)%      0.66%     (0.47)%
Portfolio turnover rate                              102%        97%        61%         71%        63%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      3.08%      2.86%      3.54%      2.98%(a)    2.40%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P HAS NOT REVIEWED ANY STOCK INCLUDED IN THE S&P 500, S&P SMALLCAP 600, OR
       S&P MIDCAP 400 INDEX FOR ITS INVESTMENT MERIT. S&P DETERMINES AND CALCULATES ITS INDICES INDEPENDENTLY OF THE FUNDS AND IS NOT A SPONSOR OR AFFILIATE OF THE FUNDS. S&P GIVES NO INFORMATION AND MAKES NO STATEMENTS ABOUT THE SUITABILITY OF INVESTING IN THE FUNDS OR THE ABILITY OF ITS INDICES TO TRACK STOCK MARKET PERFORMANCE. S&P MAKES NO GUARANTEES ABOUT THE INDICES, ANY DATA INCLUDED IN THEM AND THE SUITABILITY OF THE INDICES OR ITS DATA FOR ANY PURPOSE. "STANDARD AND POOR'S," "S&P 500" AND "S&P 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.

[Graphic]
      Where to find more information

You'll find more information about Nations Funds International/Global Stock Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

INTERPROIX-0802

[LOGO] Nations Funds

                                    [GRAPHIC]

Stock Funds
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002


Nations Convertible Securities Fund

Nations Asset Allocation Fund

Nations Classic Value Fund

Nations Value Fund

Nations LargeCap Value Fund

Nations MidCap Value Fund

Nations Strategic Growth Fund

Nations Marsico Growth Fund

Nations Capital Growth Fund

Nations Marsico Focused Equities Fund

Nations MidCap Growth Fund

Nations Marsico 21st Century Fund

Nations SmallCap Value Fund

Nations Small Company Fund

Nations Financial Services Fund


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 140.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about Nations Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations Asset Allocation Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  .you're looking for both long-term growth and income

  .you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISERS STARTING
      ON PAGE 86.


[Graphic]
       About the Funds

            NATIONS CONVERTIBLE SECURITIES FUND                   6
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS ASSET ALLOCATION FUND                        12
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS CLASSIC VALUE FUND                           19
            Sub-adviser: Brandes Investment Partners, L.P.
            --------------------------------------------------------
            NATIONS VALUE FUND                                   23
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS LARGECAP VALUE FUND                          28
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MIDCAP VALUE FUND                            32
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS STRATEGIC GROWTH FUND                        36
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO GROWTH FUND                          41
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS CAPITAL GROWTH FUND                          47
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO FOCUSED EQUITIES FUND                52
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS MIDCAP GROWTH FUND                           58
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS MARSICO 21ST CENTURY FUND                    64
            Sub-adviser: Marsico Capital Management, LLC
            --------------------------------------------------------
            NATIONS SMALLCAP VALUE FUND                          70
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS SMALL COMPANY FUND                           74
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            NATIONS FINANCIAL SERVICES FUND                      80
            Sub-adviser: Banc of America Capital Management, LLC
            --------------------------------------------------------
            OTHER IMPORTANT INFORMATION                          84
            --------------------------------------------------------
            HOW THE FUNDS ARE MANAGED                            86

[Graphic]
      About your investment

         INFORMATION FOR INVESTORS
           Choosing a share class                                    91
             About Investor A Shares                                 92
               Front-end sales charge                                92
               Contingent deferred sales charge                      93
             About Investor B Shares                                 93
               Contingent deferred sales charge                      93
             About Investor C Shares                                 95
               Contingent deferred sales charge                      95
             When you might not have to pay a sales charge           95
           Buying, selling and exchanging shares                    100
             How orders are processed                               102
           How selling and servicing agents are paid                108
           Distributions and taxes                                  110
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                       113
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                              140
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S SUB-ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT ARE CONVERTIBLE SECURITIES?

     CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE preferred stocks, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

     CONVERTIBLE SECURITIES TYPICALLY:

         .HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

         .ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING
          COMMON STOCK

         .HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE
          UNDERLYING COMMON STOCK INCREASES


NATIONS CONVERTIBLE SECURITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  .the issuer's financial strength and revenue outlook

  .earnings trends, including changes in earnings estimates

  .the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Convertible Securities Fund has the following risks:

      .Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                    [CHART]

      1992    1993    1994     1995    1996    1997   1998    1999    2000     2001
     ------  ------  -------  ------  ------  ------  -----  ------  ------  --------
     21.34%  22.71%  (5.85)%  24.11%  19.45%  21.96%  6.58%  26.76%  14.86%  (7.90)%

          *Year-to-date return as of June 30, 2002:  -3.02%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  17.39%
Worst: 3rd quarter 1998: -9.41%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                    Life of
                                           1 year  5 years 10 years  Fund*
     Investor A Shares Returns Before
      Taxes                                -13.19% 10.44%   13.06%  13.20%
     Investor A Shares Returns After Taxes
      on Distributions                     -14.34% 6.11%    9.48%   9.90%
     Investor A Shares Returns After Taxes
      on Distributions and Sale of Fund
      Shares                               -7.99%  6.64%    9.30%   9.66%
     Investor B Shares Returns Before
      Taxes                                -13.05%   --       --    7.29%
     Investor C Shares Returns Before
      Taxes                                -9.49%  11.12%     --    11.24%
     CSFB Convertible Securities Index
      (reflects no deductions for fees,
      expenses or taxes)                   -6.41%  8.89%    11.10%  9.55%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.
[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.65%      0.65%      0.65%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            0.35%      0.35%      0.35%
Other expenses                             -----      -----      -----
Total annual Fund operating expenses        1.25%      2.00%      2.00%
                                           =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $695   $949   $1,223   $2,002
Investor B Shares  $703   $927   $1,278   $2,134
Investor C Shares  $303   $627   $1,078   $2,327

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $203   $627   $1,078   $2,134
Investor C Shares  $203   $627   $1,078   $2,327

[Graphic]
     ABOUT THE SUB-ADVISERS

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP STARTING ON
      PAGE 87.

[Graphic]
     WHAT IS AN ASSET
     ALLOCATION FUND?

     THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

     EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS
     OF EACH CLASS.

     ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.


NATIONS ASSET ALLOCATION FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

For the equity portion of the Fund, the team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.




The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Asset Allocation Fund has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     EFFECTIVE JANUARY 1, 2002, BACAP REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE FUND. BACAP HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1995     1996     1997     1998     1999     2000      2001
     ------   ------   ------   ------   ------   -------  --------
     26.90%   15.66%   21.38%   21.09%   11.11%   (0.75)%  (6.57)%

           *Year-to-date return as of June 30, 2002:  -9.41%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:                       12.77%
Worst: 3rd quarter 2001:                      -8.47%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                 1 year  5 years  Fund*
       Investor A Shares Returns Before Taxes    -11.94%  7.37%   9.56%
       Investor A Shares Returns After Taxes on
        Distributions                            -12.64%  5.29%   7.48%
       Investor A Shares Returns After Taxes on
        Distributions and Sale of Fund Shares     -7.25%  5.30%   7.07%
       Investor B Shares Returns Before Taxes    -11.82%   --     0.91%
       Investor C Shares Returns Before Taxes     -8.22%  7.91%   7.93%
       S&P 500 (reflects no deductions for fees,
        expenses or taxes)                       -11.88% 10.70%  13.65%
       Lehman Aggregate Bond Index (reflects no
        deductions for fees, expenses or taxes)   8.44%   7.43%   6.79%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.65%      0.65%      0.65%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            0.38%      0.38%      0.38%
Other expenses                             -----      -----      -----
Total annual Fund operating expenses        1.28%      2.03%      2.03%
                                           =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a shares class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $698   $958   $1,238   $2,034
Investor B Shares  $706   $937   $1,293   $2,166
Investor C Shares  $306   $637   $1,093   $2,358

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $206   $637   $1,093   $2,166
Investor C Shares  $206   $637   $1,093   $2,358

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 89.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS CLASSIC VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value-approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE INDUSTRY IN THE S&P 500 (LIMITED TO
         LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN
         U.S. GOVERNMENT SECURITIES).

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Funds are managed.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Classic Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (Fees paid directly from your        Investor A Investor B Investor C
      investment)                           Shares     Shares     Shares
     Maximum sales charge (load) imposed
     on purchases, as a % of offering
     price                                  5.75%       none       none
     Maximum deferred sales charge (load)
     as a % of the lower of the original
     purchase price or net asset value     none/1/    5.00%/2/   1.00%/3/

     ANNUAL FUND OPERATING EXPENSES/4/
     (Expenses that are deducted from the Fund's
     assets)
     Management fees                        0.65%      0.65%      0.65%
     Distribution (12b-1) and shareholder
     servicing fees                         0.25%      1.00%      1.00%
                                            0.39%      0.39%      0.39%
     Other expenses                        -----      -----      -----
     Total annual Fund operating            1.29%      2.04%      2.04%
      expenses/5/                          =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
/5/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares and 2.13% for Investor B and Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year 3 years 5 years 10 years
     Investor A Shares                       $699   $961   $1,243   $2,045
     Investor B Shares                       $707   $940   $1,298   $2,176
     Investor C Shares                       $307   $640   $1,098   $2,369

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                            1 year 3 years 5 years 10 years
     Investor B Shares                       $207   $640   $1,098   $2,176
     Investor C Shares                       $207   $640   $1,098   $2,369

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT IS VALUE INVESTING?


     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                 [CHART]

     1992   1993   1994    1995   1996   1997   1998  1999  2000   2001
     ----- ------ ------- ------ ------ ------ ------ ----- ----- -------
     7.12% 16.06% (3.08)% 35.78% 20.85% 26.30% 17.14% 0.99% 3.66% (7.45)%

          *Year-to-date return as of June 30, 2002:  5.61%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1998:   19.39%
                        Worst: 3rd quarter 1998: -12.32%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to August 1, 2002, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is considered a more appropriate comparison. These indices are weighted by market capitalization and are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                          1 year  5 years 10 years  Fund*
     Investor A Shares Returns Before
      Taxes                               -12.77%  6.20%   10.32%   10.92%
     Investor A Shares Returns After
      Taxes on Distributions              -14.50%  2.69%   7.36%    8.26%
     Investor A Shares Returns After
      Taxes on Distributions and Sale of
      Fund Shares                         -6.45%   4.71%   7.90%    8.56%
     Investor B Shares Returns Before
      Taxes                               -12.31%  6.49%     --     10.62%
     Investor C Shares Returns Before
      Taxes                               -8.94%   6.81%     --     11.00%
     Russell 1000 Value Index (reflects
      no deductions for fees, expenses
      or taxes)                           -5.59%   11.13%  14.13%   13.02%
     S&P 500 (reflects no deductions for
      fees, expenses or taxes)            -11.88%  10.70%  12.93%   12.97%


     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load)
    imposed on purchases, as a %
    of offering price                          5.75%       none       none
    Maximum deferred sales charge (load) as
    a % of the lower of the original
    purchase price or net asset value         none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.65%      0.65%      0.65%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%      1.00%
                                               0.30%      0.30%      0.30%
    Other expenses                            -----      -----      -----
    Total annual Fund operating expenses       1.20%      1.95%      1.95%
                                              =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $690   $935   $1,198   $1,949
Investor B Shares  $698   $912   $1,252   $2,080
Investor C Shares  $298   $612   $1,052   $2,275

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $198   $612   $1,052   $2,080
Investor C Shares  $198   $612   $1,052   $2,275

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 87.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.


NATIONS LARGECAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

    [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LargeCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.




[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                     5.75%      none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/     5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from the Fund's assets)
   Management fees                              0.65%     0.65%      0.65%
   Distribution (12b-1) and shareholder
   servicing fees                               0.25%     1.00%      1.00%
   Other expenses/4/                            0.42%     0.42%      0.42%
                                              -------     -----      -----
   Total annual Fund operating expenses/5/      1.32%     2.07%      2.07%
                                                =====     =====      =====

  /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

  /2/This charge decreases over time. Please see Choosing a share class - About
     Investor B Shares - Contingent deferred sales charge for details.

  /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

  /4/Other expenses are based on estimates for the current fiscal year.

  /5/The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations equal the estimates of total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        . you reinvest all dividends and distributions in the Fund

        . your investment has a 5% return each year

        . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 year 3 years
     Investor A Shares                                       $702   $970
     Investor B Shares                                       $710   $949
     Investor C Shares                                       $310   $649

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                            1 year 3 years
     Investor B Shares                                       $210   $649
     Investor C Shares                                       $210   $649

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS MIDCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell MidCap Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

    [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.




[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                     5.75%      none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/     5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from the Fund's assets)
   Management fees                              0.75%     0.75%      0.75%
   Distribution (12b-1) and shareholder
   servicing fees                               0.25%     1.00%      1.00%
   Other expenses/4/                            0.50%     0.50%      0.50%
                                                -----     -----      -----
   Total annual Fund operating expenses/5/      1.50%     2.25%      2.25%
                                                =====     =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares
     - Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.
/4/  Other expenses are based on estimates for the current fiscal year.
/5/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations equal the estimates of total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        . you reinvest all dividends and distributions in the Fund

        . your investment has a 5% return each year

        . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 year 3 years
     Investor A Shares                                       $719  $1,023
     Investor B Shares                                       $728  $1,003
     Investor C Shares                                       $328   $703

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:
                                                            1 year 3 years
     Investor B Shares                                       $228   $703
     Investor C Shares                                       $228   $703

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BACAP IS THE MASTER PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     MINIMIZING TAXES

     THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.


NATIONS STRATEGIC GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Strategic Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  .will focus on long-term investments to try to limit the number of buy and sell transactions

  .may try to sell securities that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

  .invests primarily in securities with lower dividend yields

  .may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Strategic Growth Fund has the following risks:

     . Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     . Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

       2000      2001
     --------  --------
     (12.55)%  (12.42)%

          *Year-to-date return as of June 30, 2002:  -16.42%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:                       12.41%
Worst: 3rd quarter 2001:                      -16.05%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                  Life of
                                          1 year   Fund*
Investor A Shares Returns Before Taxes    -17.43% -6.62%
Investor A Shares Returns After Taxes on
 Distributions                            -17.46% -6.68%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares    -10.62% -5.25%
Investor B Shares Returns Before Taxes    -17.45% -5.91%
Investor C Shares Returns Before Taxes    -13.97% -6.05%
S&P 500 (reflects no deductions for fees,
 expenses or taxes)                       -11.88% -4.69%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is August 2, 1999. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                            Investor A Investor B Investor C
(Fees paid directly from your investment)     Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                     none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)/5/
Management fees                               0.65%      0.65%      0.65%
Distribution (12b-1) and shareholder
servicing fees                                0.25%      1.00%      1.00%
                                              0.29%      0.29%      0.29%
Other expenses                               -----      -----      -----
Total annual Fund operating expenses          1.19%      1.94%      1.94%
                                             =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
/5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $689   $932   $1,193   $1,938
Investor B Shares  $697   $909   $1,247   $2,070
Investor C Shares  $297   $609   $1,047   $2,264

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $197   $609   $1,047   $2,070
Investor C Shares  $197   $609   $1,047   $2,264

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE
     DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. MARSICO ON PAGE 88.

[Graphic]
     WHY INVEST IN A GROWTH FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

     WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Growth Fund has the following risks:

      .Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     PRIOR TO JANUARY 1, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1998     1999      2000       2001
     ------   ------   --------   --------
     38.62%   52.11%   (15.47)%   (19.76)%

          *Year-to-date return as of June 30, 2002:  -0.21%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:                       35.19%
Worst: 3rd quarter 2001:                      -17.33%

[Graphic]

     THE FUND'S RETURNS IN THIS TABLE
     REFLECT SALES CHARGES, IF ANY.
     SHARE CLASS RETURNS MAY VARY
     BASED ON DIFFERENCES IN SALES
     CHARGES AND EXPENSES. THE
     RETURNS SHOWN FOR THE INDEX DO
     NOT REFLECT SALES CHARGES, FEES,
     BROKERAGE COMMISSION, TAXES OR
     OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.


                                                                    Life of
                                                            1 year   Fund*
     Investor A Shares Returns Before Taxes                 -24.36%  7.75%
     Investor A Shares Returns After Taxes on Distributions -24.36%  7.64%
     Investor A Shares Returns After Taxes on Distributions
      and Sale of Fund Shares                               -14.83%  6.29%
     Investor B Shares Returns Before Taxes                 -24.32%  8.03%
     Investor C Shares Returns Before Taxes                 -21.17%  8.64%
     S&P 500 (reflects no deductions for fees, expenses or
      taxes)                                                -11.88%  5.67%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                            Investor A Investor B Investor C
(Fees paid directly from your investment)     Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                     none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)/5/
Management fees                               0.75%      0.75%      0.75%
Distribution (12b-1) and shareholder
servicing fees                                0.25%      1.00%      1.00%
                                              0.39%      0.39%      0.39%
Other expenses                                ----       ----       ----
Total annual Fund operating expenses          1.39%      2.14%      2.14%
                                              ====       ====       ====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares
     - Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
/5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $709   $990   $1,293   $2,151
               Investor B Shares  $717   $970   $1,349   $2,282
               Investor C Shares  $317   $670   $1,149   $2,472

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $217   $670   $1,149   $2,282
               Investor C Shares  $217   $670   $1,149   $2,472

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT IS A GROWTH FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.



NATIONS CAPITAL GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

      .above-average earnings growth compared with the Russell 1000 Growth Index

      .established operating histories, strong balance sheets and favorable financial performance

      .above-average return on equity compared with the Russell 1000 Growth
       Index

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Capital Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1993    1994     1995    1996    1997    1998    1999     2000     2001
     ----    ----     ----    ----    ----    ----    ----     ----     ----
     7.53%  (1.55)%  28.56%  18.29%  30.36%  29.73%  23.57%  (12.17)% (15.75)%

          *Year-to-date return as of June 30, 2002:   -21.14%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:                        28.21%
Worst: 3rd quarter 2001:                      -18.79%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to October 1, 2001, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered a more appropriate comparison. These indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                 Life of
                                                 1 year  5 years  Fund*
       Investor A Shares Returns Before Taxes    -20.61% 7.83%   10.55%
       Investor A Shares Returns After Taxes on
        Distributions                            -21.04% 4.21%    7.30%
       Investor A Shares Returns After Taxes on
        Distributions and Sale of Fund Shares    -12.03% 6.22%    8.19%
       Investor B Shares Returns Before Taxes    -20.38% 8.10%   10.61%
       Investor C Shares Returns Before Taxes    -17.18% 8.37%   10.53%
       Russell 1000 Growth Index (reflects no
        deductions for fees, expenses or taxes)  -20.42% 8.27%   11.94%
       S&P 500 (reflects no deductions for fees,
        expenses or taxes)                       -11.88% 10.70%  13.75%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price         5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.65%      0.65%      0.65%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            0.32%      0.32%      0.32%
Other expenses                              -----      -----      -----
Total annual Fund operating expenses        1.22%      1.97%      1.97%
                                            =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $692   $941   $1,208   $1,970
Investor B Shares  $700   $918   $1,262   $2,102
Investor C Shares  $300   $618   $1,062   $2,296

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $200   $618   $1,062   $2,102
Investor C Shares  $200   $618   $1,062   $2,296

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A
     "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND MR. MARSICO ON PAGE 88.

[Graphic]
     WHAT IS A FOCUSED FUND?

     A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO FOCUSED EQUITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1998    1999     2000      2001
     ------  ------  --------  --------
     50.14%  52.85%  (17.32)%  (19.11)%

           *Year-to-date return as of June 30, 2002:  1.13%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:                       33.11%
Worst: 1st quarter 2001:                      -17.77%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARES CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                                     1 year   Fund*
           Investor A Shares Returns Before Taxes    -23.77%  9.67%
           Investor A Shares Returns After Taxes on
            Distributions                            -23.77%  9.50%
           Investor A Shares Returns After Taxes on
            Distributions and Sale of Fund Shares    -14.48%  7.87%
           Investor B Shares Returns Before Taxes    -23.75% 10.03%
           Investor C Shares Returns Before Taxes    -20.54% 10.66%
           S&P 500 (reflects no deductions for fees,
            expenses or taxes)                       -11.88%  5.67%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                            Investor A Investor B Investor C
(Fees paid directly from your investment)    Shares      Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price           5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                     none/1/    5.00%/2/   1.00%/3/
ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)/5/
Management fees                               0.75%      0.75%      0.75%
Distribution (12b-1) and shareholder
servicing fees                                0.25%      1.00%      1.00%
                                              0.36%      0.36%      0.36%
Other expenses                               -----      -----      -----
Total annual Fund operating expenses          1.36%      2.11%      2.11%
                                             =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class
         -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $706   $982   $1,278   $2,119
Investor B Shares  $714   $961   $1,334   $2,250
Investor C Shares  $314   $661   $1,134   $2,441

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $214   $661   $1,134   $2,250
Investor C Shares  $214   $661   $1,134   $2,441

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT IS A MIDCAP GROWTH FUND?

     A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

     THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.


NATIONS MIDCAP GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index and that are believed to have the potential for long-term growth of capital. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Growth Fund has the following risks:

     . Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     . Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                [CHART]


      1993  1994   1995  1996   1997   1998  1999   2000    2001
      ----  ----  ------ -----  -----  ----  -----  -----   -----
     11.66% 0.39% 29.71% 18.32% 20.48% 3.30% 43.45% 14.30% (20.18)%

          *Year-to-date return as of June 30, 2002:  -26.76%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 1999:                                        32.63%
     Worst: 3rd quarter 2001:                                       -30.72%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. Prior to August 1, 2002, the Fund compared its performance to the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The Fund changed the index to which it compares its performance because the Russell MidCap Growth Index is considered a more appropriate comparison. The indices are weighted by market value, are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                   1 year  5 years  Fund*
     Investor A Shares Returns Before Taxes        -24.76% 8.95%   11.90%
     Investor A Shares Returns After Taxes on
      Distributions                                -24.76% 6.54%   9.45%
     Investor A Shares Returns After Taxes on
      Distributions and Sale of Fund Shares        -15.08% 7.02%   9.27%
     Investor B Shares Returns Before Taxes        -24.78% 9.16%   12.55%
     Investor C Shares Returns Before Taxes        -21.62% 9.50%   11.90%
     Russell MidCap Growth Index (reflects no
      deductions for fees, expenses or taxes)      -20.15% 9.02%   11.50%
     S&P MidCap 400 (reflects no deductions for
      fees, expenses or taxes)                     -0.62%  16.11%  15.63%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price         5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                             0.65%      0.65%      0.65%
Distribution (12b-1) and shareholder
servicing fees                              0.25%      1.00%      1.00%
                                            0.32%      0.32%      0.32%
Other expenses                             -----      -----      -----
Total annual Fund operating expenses        1.22%      1.97%      1.97%
                                           =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $692   $941   $1,208   $1,970
Investor B Shares  $700   $918   $1,262   $2,102
Investor C Shares  $300   $618   $1,062   $2,296

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $200   $618   $1,062   $2,102
Investor C Shares  $200   $618   $1,062   $2,296

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY
     INVESTS ALL OF ITS ASSETS IN ANOTHER
     FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES A. HILLARY IS ITS
     PORTFOLIO MANAGER AND MAKES THE
     DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. HILLARY ON PAGE 88.

[Graphic]
     WHAT IS A MULTI-CAP FUND?

     A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.



NATIONS MARSICO 21ST CENTURY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico 21st Century Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bart chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

 [CHART]

  2001
--------
(18.64)%
          *Year-to-date return as of June 30, 2002:  1.44%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                                        16.84%
     Worst: 3rd quarter 2001:                                       -18.96%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                    Life of
                                                            1 year   Fund*
     Investor A Shares Returns Before Taxes                 -23.31% -21.80%
     Investor A Shares Returns After Taxes on Distributions -23.31% -21.80%
     Investor A Shares Returns After Taxes on Distributions
      and Sale of Fund Shares                               -14.20% -17.11%
     Investor B Shares Returns Before Taxes                 -23.26% -21.56%
     Investor C Shares Returns Before Taxes                 -20.03% -19.68%
     S&P 500 (reflects no deductions for fees, expenses or
      taxes)                                                -11.88% -13.04%

     * The inception date of Investor A Shares, Investor B Shares and Investor C Shares is April 10, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                             Investor A Investor B Investor C
(Fees paid directly from your investment)      Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                              5.75%       none       none
Maximum deferred sales charge (load)
as a % of the lower of the original purchase
price or net asset value                      none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)/5/
Management fees                                0.75%      0.75%      0.75%
Distribution (12b-1) and shareholder
servicing fees                                 0.25%      1.00%      1.00%
                                               0.62%      0.62%      0.62%
Other expenses                                -----      -----      -----
Total annual Fund operating expenses           1.62%      2.37%      2.37%
                                              =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

     /5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $730  $1,058  $1,407   $2,390
Investor B Shares  $740  $1,039  $1,465   $2,520
Investor C Shares  $340   $739   $1,265   $2,706

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $240   $739   $1,265   $2,520
Investor C Shares  $240   $739   $1,265   $2,706

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BACAP IS ITS SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

    [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS SMALLCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations SmallCap Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index and that are believed to have the potential for long-term growth of capital. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.
The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

    [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                          Investor A Investor B  Investor C
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Shares     Shares      Shares
    Maximum sales charge (load)
    imposed on purchases,
    as a % of offering price                   5.75%       none        none
    Maximum deferred sales charge (load)
    as a % of the lower of the original
    purchase price or net asset value        none/1/      5.00%/2/    1.00%/3/

  ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)/4/
    Management fees                            0.90%      0.90%       0.90%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%       1.00%
    Other expenses/5/                          0.48%      0.48%       0.48%
                                             -------    -------     -------
    Total annual Fund operating expenses       1.63%      2.38%       2.38%
    Fee waivers and/or reimbursements        (0.08)%    (0.08)%     (0.08)%
                                             -------    -------     -------
    Total net expenses/6/                      1.55%      2.30%       2.30%
                                             =======    =======     =======

   /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

   /2/ This charge decreases over time. Please see Choosing a share class -
       About Investor B Shares - Contingent deferred sales charge for details.

   /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /4/ These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

   /5/ Other expenses are based on estimates for the current fiscal year.

   /6/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

         .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years
                        Investor A Shares  $724  $1,053
                        Investor B Shares  $733  $1,035
                        Investor C Shares  $333   $735

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                          1 year 3 years
                        Investor B Shares  $233   $735
                        Investor C Shares  $233   $735

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S SMALLCAP STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 87.

[Graphic]
     WHY INVEST IN A SMALL
     COMPANY FUND?

     A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

     THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.


NATIONS SMALL COMPANY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  .company meetings/conferences

  .independent industry analysis

  .quantitative analysis

  .Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  .gaining an in-depth understanding of the company's business

  .evaluating the company's growth potential, risks and competitive strengths

  .discussing its growth strategy with company management

  .validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Small Company Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1996    1997   1998    1999    2000      2001
     ------  ------  -----  ------  -------  --------
     19.92%  19.47%  1.22%  54.51%  (1.83)%  (12.22)%


          *Year-to-date return as of June 30, 2002:   -12.48%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:                       43.14%
Worst: 3rd quarter 1998:                      -25.80%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not revelant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                Life of
                                1 year  5 years  Fund*
Investor A Shares Returns
 Before Taxes                   -17.27%  8.69%  10.18%
Investor A Shares Returns After
 Taxes on Distributions         -17.27%  7.40%  9.03%
Investor A Shares Returns After
 Taxes on Distributions and
 Sale of Fund Shares            -10.52%  6.92%  8.24%
Investor B Shares Returns
 Before Taxes                   -17.21%  8.94%  10.54%
Investor C Shares Returns
 Before Taxes                   -13.73%    -    4.65%
Russell 2000 Growth Index
 (reflects no deductions for
 fees, expenses or taxes)       -9.23%   2.87%  4.54%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases, as a %
   of offering price                           5.75%       none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
   Management fees                             0.90%      0.90%      0.90%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
   Other expenses                              0.32%      0.32%      0.32%
                                               -----      -----      -----
   Total annual Fund operating expenses        1.47%      2.22%      2.22%
                                              (0.07)%    (0.07)%    (0.07)%
   Fee waivers and/or reimbursements          -------    -------    -------
   Total net expenses/5/                       1.40%      2.15%      2.15%
                                               =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor A Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $709  $1,007  $1,327   $2,229
Investor B Shares  $718   $988   $1,383   $2,360
Investor C Shares  $318   $688   $1,183   $2,549

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $218   $688   $1,183   $2,360
Investor C Shares  $218   $688   $1,183   $2,549

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 87.

[Graphic]
     WHAT DOES A FINANCIAL SERVICES FUND INVEST IN?

     THE FINANCIAL SERVICES INDUSTRY INCLUDES BANKS, BROKERAGE FIRMS, ASSET MANAGEMENT FIRMS, INSURANCE COMPANIES AND TRANSACTION PROCESSING COMPANIES, AMONG OTHERS.



NATIONS FINANCIAL SERVICES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it's reasonably valued.

In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

  .are increasing their revenues along with their earnings

  .can grow their revenues and earnings in a variety of interest rate environments

  .have both marketing expertise and superior technology

The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Financial Services Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

      .Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investment.

      .Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         5.75%      none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
   Management fees                             0.75%      0.75%      0.75%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
   Other expenses                              3.02%      3.02%      3.02%
                                               -----      -----      -----
   Total annual Fund operating expenses        4.02%      4.77%      4.77%
   Fee waivers and/or reimbursements          (2.47)%     (2.47)%    (2.47)%
                                              -------     -------    -------
   Total net expenses/5/                        1.55%       2.30%      2.30%
                                                =====       =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

     /5/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $724  $1,517  $2,326   $4,418
Investor B Shares  $733  $1,515  $2,402   $4,537
Investor C Shares  $333  $1,215  $2,202   $4,688

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $233  $1,215  $2,202   $4,537
Investor C Shares  $233  $1,215  $2,202   $4,688

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations SmallCap Value Master Portfolio is expected to be no more than 100%. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[Graphic]
     BANK OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                         Maximum  Actual fee
                                         advisory  paid last
                                           fee    fiscal year
Nations Convertible Securities Fund       0.65%      0.65%
Nations Asset Allocation Fund             0.65%      0.65%
Nations Classic Value Fund                0.65%       N/A
Nations Value Fund                        0.65%      0.65%
Nations LargeCap Value Fund               0.65%       N/A
Nations MidCap Value Fund                 0.75%       N/A
Nations Strategic Growth Fund/1/          0.65%      0.65%
Nations Marsico Growth Fund/1/            0.75%      0.75%
Nations Capital Growth Fund               0.65%      0.65%
Nations Marsico Focused Equities Fund/1/  0.75%      0.75%
Nations MidCap Growth Fund                0.65%      0.65%
Nations Marsico 21st Century Fund/1/      0.75%      0.75%
Nations SmallCap Value Fund/1/            0.90%       N/A
Nations Small Company Fund                0.90%      0.83%
Nations Financial Services Fund           0.75%      0.00%

/1/ These Funds don't have their own investment adviser because they invest in Nations Strategic Growth Master Portfolio, Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio and Nations SmallCap Value Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202



BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                             BACAP Team
Nations Convertible              Income Strategies Team
Securities Fund
Nations Asset Allocation Fund    Growth Strategies Team for the equity portion of
                                 the Fund.
                                 Fixed Income Management Team for the fixed
                                 income and money market portions of the Fund
Nations Value Fund               Value Strategies Team
Nations LargeCap Value Fund      Value Strategies Team
Nations MidCap Value Fund        Value Strategies Team
Nations Strategic Growth Fund/1/ Growth Strategies Team
Nations Capital Growth Fund      Growth Strategies Team
Nations MidCap Growth Fund       Growth Strategies Team
Nations SmallCap Value Fund/1/   Value Strategies Team
Nations Small Company Fund       SmallCap Strategies Team
Nations Financial Services Fund  Growth Strategies Team

/1/ These Funds don't have their own investment sub-adviser because they invest in Nations Strategic Growth Master Portfolio and Nations SmallCap Value Master Portfolio, respectively. BACAP is the investment sub-adviser to each Master Portfolio.

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico Growth Master Portfolio

  .Nations Marsico Focused Equities Master Portfolio

  .Nations Marsico 21st Century Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

[Graphic]
     BRANDES INVESTMENT PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130




James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Classic Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

PERFORMANCE OF OTHER STOCK ACCOUNTS MANAGED BY BRANDES
Nations Classic Value Fund commenced operations on April 16, 2001. The tables below are designed to show you how a composite of similar stock accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

                               Brandes
                          U.S. Value Equity  Russell 1000
                            Composite (%)   Value Index (%)
one year                       21.49%           4.39%
three years                    14.09%           3.63%
five years                     13.17%           11.46%
since inception (6/30/91)      15.60%           14.46%

[Graphic]
      STEPHENS INC.

      111 CENTER STREET
      LITTLE ROCK, ARKANSAS 72201

[Graphic]
      PFPC INC.

      400 BELLEVUE PARKWAY
      WILMINGTON, DELAWARE 19809



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

          Brandes
     U.S. Value Equity  Russell 1000
       Composite (%)   Value Index (%)
2001       16.09%           (5.59)%
2000       34.46%            7.02%
1999      (12.45)%           7.35%
1998       1.69%            15.63%
1997       32.99%           35.18%
1996       29.47%           21.64%
1995       20.98%           38.36%
1994      (3.54)%           (1.98)%
1993       24.00%           18.07%
1992       23.40%           13.58%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent or servicing agent SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A
      SHARE CLASS, CONTACT YOUR
      INVESTMENT PROFESSIONAL OR
      CALL US AT 1.800.321.7854.

     [Graphic]

      BEFORE YOU INVEST,
      PLEASE NOTE THAT,
      OVER TIME, DISTRIBUTION
      (12B-1) AND SHAREHOLDER
      SERVICING FEES WILL INCREASE
      THE COST OF YOUR INVESTMENT,
      AND MAY COST YOU MORE THAN
      ANY SALES CHARGES YOU MAY
      PAY. FOR MORE INFORMATION,
      SEE How selling and
      servicing agents
      are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A            Investor B            Investor C
                         Shares                Shares                Shares
Maximum amount
you can buy                no limit              $250,000              no limit
Maximum front-end
sales charge                5.75%                  none                  none
Maximum deferred
sales charge               none/1/               5.00%/2/              1.00%/3/
Maximum annual
distribution          0.25% distribution    0.75% distribution    0.75% distribution
and shareholder        (12b-1)/ service      (12b-1) fee and       (12b-1) fee and
servicing fees               fee            0.25% service fee     0.25% service fee
Conversion feature           none                  yes                   none

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A
    Shares -- Contingent deferred sales charge for details.

/2/ This charge decreases over time. Please see Choosing a share class --About
    Investor B Shares -- Contingent deferred sales charge for details.

/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares --Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing --generally, the larger the investment, the smaller the percentage sales charge.

                                                       Amount
                                                      retained
                                                     by selling
                     Sales charge   Sales charge       agents
                    as a % of the   as a % of the  as a % of the
                    offering price net asset value offering price
Amount you bought     per share       per share      per share
$0 - $49,999             5.75%          6.10%            5.00%
$50,000 - $99,999        4.50%          4.71%            3.75%
$100,000 - $249,999      3.50%          3.63%            2.75%
$250,000 - $499,999      2.50%          2.56%            2.00%
$500,000 - $999,999      2.00%          2.04%            1.75%
$1,000,000 or more       0.00%          0.00%           1.00%/1/

     /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                        You'll pay a CDSC of:
-------------------------------------------------------------------------------
                                 Shares
                               you bought       Shares you bought between
                                 after           8/1/1997 and 11/15/1998
                               11/15/1998       in the following amounts:
                               ---------- -------------------------------------
                                                        $250,000  - $500,000  -
                                          $0 - $249,999  $499,999    $999,999
the first year you own them       5.0%        5.0%         3.0%        2.0%
the second year you own them      4.0%        4.0%         2.0%        1.0%
the third year you own them       3.0%        3.0%         1.0%        none
the fourth year you own them      3.0%        3.0%         none        none
the fifth year you own them       2.0%        2.0%         none        none
the sixth year you own them       1.0%        1.0%         none        none
after six years of owning them    none        none         none        none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                      Will convert to Investor A Shares
         Investor B Shares you bought    after you've owned them for
           after November 15, 1998               eight years
           between August 1, 1997
           and November 15, 1998
             $0 - $249,000                       nine years
             $250,000 - $499,999                  six years
             $500,000 - $999,999                 five years
           before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiducuaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .former shareholders of Class B Shares of the Special Equity Portfolio of
       The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                     Ways to
                   buy, sell or             How much you can buy,
                     exchange                 sell or exchange                        Other things to know
                  --------------- ------------------------------------------ ---------------------------------------
Buying shares     In a lump sum   minimuminitial investment:                 There is no limit to the amount you can
                                  .$1,000 for regular accounts               invest in Investor A and C Shares. You
                                  .$500 for traditional and Roth IRAs, and   can invest up to $250,000 in Investor B
                                   Coverdell Education Savings Accounts      Shares.
                                  .$250 for certain fee-based accounts
                                  .no minimum for certain retirement plan
                                   accounts like 401(k) plans and SEP
                                   accounts, but other restrictions apply
                                  minimumadditional investment:
                                  .$100 for all accounts

                  Using our       minimuminitial investment:                 You can buy shares twice a month,
                  Systematic      .$100                                      monthly or quarterly, using automatic
                  Investment Plan minimumadditional investment:              transfers from your bank account.
                                  .$50
---------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum   .you can sell up to $50,000 of your        We'll deduct any CDSC from the amount
                                   shares by telephone, otherwise there      you're selling and send you or your
                                   are no limits to the amount you can sell  selling agent the balance, usually
                                  .other restrictions may apply to           within three business days of receiving
                                   withdrawals from retirement plan          your order.
                                   accounts                                  If you paid for your shares with a
                                                                             check that wasn't certified, we'll hold
                                                                             the sale proceeds when you sell those
                                                                             shares for at least 15 days after the
                                                                             trade date of the purchase, or until
                                                                             the check has cleared.

                  Using our       .minimum $25 per withdrawal                Your account balance must be at least
                  Automatic                                                  $10,000 to set up the plan. You can
                  Withdrawal Plan                                            make withdrawals twice a month,
                                                                             monthly, quarterly, bi-annually or
                                                                             annually. We'll send your money by
                                                                             check or deposit it directly to your
                                                                             bank account. No CDSC is deducted if
                                                                             you withdraw 12% or less of the value
                                                                             of your shares in a class.
---------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum   .minimum $1,000 per exchange               You can exchange your Investor A Shares
                                                                             for Investor A shares of any other
                                                                             Nations Fund, except Index Funds. You
                                                                             won't pay a front-end sales charge,
                                                                             CDSC or redemption fee on the shares
                                                                             you're exchanging.
                                                                             You can exchange your Investor B Shares
                                                                             for Investor B Shares of any other
                                                                             Nations Fund.
                                                                             You can exchange your Investor C Shares
                                                                             for Investor C Shares of any other
                                                                             Nations Fund.
                                                                             If you received Investor C Shares of a
                                                                             Fund from an exchange of Investor A
                                                                             Shares of a Managed Index Fund, you can
                                                                             also exchange these shares for Investor
                                                                             A Shares of an Index Fund. You won't
                                                                             pay a CDSC on the shares you're
                                                                             exchanging.

                  Using our       .minimum $25 per exchange                  You must already have an investment in
                  Automatic                                                  the Funds into which you want to
                  Exchange                                                   exchange. You can make exchanges
                  Feature                                                    monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

     [Graphic]
      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
      SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

      .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES

     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES

     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES

     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      .You must already have an investment in the Funds you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.




[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                               Frequency of declaration
                                                    and payment of
          Fund                                   income distributions
         Nations Convertible Securities Fund          quarterly
         Nations Asset Allocation Fund                quarterly
         Nations Classic Value Fund                   annually
         Nations Value Fund                           quarterly
         Nations LargeCap Value Fund                  quarterly
         Nations MidCap Value Fund                    quarterly
         Nations Strategic Growth Fund                annually
         Nations Marsico Growth Fund                  annually
         Nations Capital Growth Fund                  annually
         Nations Marsico Focused Equities Fund        annually
         Nations MidCap Growth Fund                   annually
         Nations Marsico 21st Century Fund            annually
         Nations SmallCap Value Fund                  annually
         Nations Small Company Fund                   annually
         Nations Financial Services Fund              annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.


WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations SmallCap Value Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CONVERTIBLE SECURITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED  YEAR ENDED  PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES*                              03/31/02#    03/31/01    03/31/00#     05/14/99    02/28/99   02/28/98
OPERATING PERFORMANCE:
Net asset value, beginning of period              $16.04      $22.17      $18.31        $17.34      $17.28     $17.35
Net investment income                              0.59        0.51        0.46          0.12        0.51       0.58
Net realized and unrealized gain/(loss) on
 investments                                      (0.04)      (2.05)       5.26          0.96        0.25       2.89
Net increase/(decrease) in net asset value
 from operations                                   0.55       (1.54)       5.72          1.08        0.76       3.47
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.52)      (0.55)      (0.45)        (0.11)      (0.52)     (0.59)
Distributions from net realized capital gains     (0.05)      (4.04)      (1.41)          --        (0.18)     (2.95)
Total dividends and distributions                 (0.57)      (4.59)      (1.86)        (0.11)      (0.70)     (3.54)
Net asset value, end of period                    $16.02      $16.04      $22.17        $18.31      $17.34     $17.28
TOTAL RETURN++                                     3.48%      (7.88)%     33.68%        6.25%       4.64%      21.54%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $321,858    $315,857    $369,488      $352,000    $356,000   $391,000
Ratio of operating expenses to average net
 assets                                         1.25%(a)(b) 1.24%(a)(b)  1.22%+(b)      1.30%+     1.15%(a)   1.10%(a)
Ratio of net investment income to average
 net assets                                        3.53%       2.86%      1.96%+        3.07%+      2.97%      3.35%
Portfolio turnover rate                             50%         73%         65%          16%         66%        69%
Ratio of operating expenses to average net
 assets with waivers and/or expense
 reimbursements                                  1.25%(a)    1.25%(a)     1.23%+        1.32%+     1.16%(a)   1.12%(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into the Convertible Securities Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. + Annualized
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED  YEAR ENDED  PERIOD ENDED PERIOD ENDED PERIOD ENDED
INVESTOR B SHARES*                                03/31/02#    03/31/01    03/31/00#     05/14/99    02/28/99**
OPERATING PERFORMANCE:
Net asset value, beginning of period                $15.92      $22.06      $18.27        $17.30      $17.67
Net investment income                                0.45        0.35        0.44          0.09        0.22
Net realized and unrealized gain/(loss) on
 investments                                        (0.03)      (2.00)       5.12          0.96       (0.17)
Net increase/(decrease) in net asset value from
 operations                                          0.42       (1.65)       5.56          1.05        0.05
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.41)      (0.45)      (0.36)        (0.08)      (0.24)
Distributions from net realized capital gains       (0.05)      (4.04)      (1.41)          --        (0.18)
Total dividends and distributions                   (0.46)      (4.49)      (1.77)        (0.08)      (0.42)
Net asset value, end of period                      $15.88      $15.92      $22.06        $18.27      $17.30
TOTAL RETURN++                                       2.68%      (8.49)%     32.76%        6.10%        0.44%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $90,408     $49,763     $11,175       $4,000      $3,000
Ratio of operating expenses to average net assets 2.00%(a)(b) 1.99%(a)(b)  1.97%+(b)      2.06%+     1.96%+(a)
Ratio of net investment income to average net
 assets                                              2.78%       2.08%      1.21%+        2.34%+      2.14%+
Portfolio turnover rate                               50%         73%         65%          16%          66%
Ratio of operating expenses to average net
 assets with waivers and/or expense
 reimbursements                                    2.00%(a)    2.00%(a)     1.98%+        2.08%+     1.97%+(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED  YEAR ENDED  PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES*                              03/31/02#    03/31/01    03/31/00#     05/14/99    02/28/99   02/28/98
OPERATING PERFORMANCE:
Net asset value, beginning of period              $16.08      $22.23      $18.35        $17.37      $17.24     $17.30
Net investment income                              0.45        0.35        0.38          0.10        0.40       0.48
Net realized and unrealized gain/(loss) on
 investments                                      (0.03)      (2.02)       5.22          0.97        0.31       2.89
Net increase/(decrease) in net asset value from
 operations                                        0.42       (1.67)       5.60          1.07        0.71       3.37
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.41)      (0.44)      (0.31)        (0.09)      (0.40)     (0.48)
Distributions from net realized capital gains     (0.05)      (4.04)      (1.41)          --        (0.18)     (2.95)
Total dividends and distributions                 (0.46)      (4.48)      (1.72)        (0.09)      (0.58)     (3.43)
Net asset value, end of period                    $16.04      $16.08      $22.23        $18.35      $17.37     $17.24
TOTAL RETURN++                                     2.66%      (8.50)%     32.81%        6.17%       4.29%      20.97%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $20,370     $9,827      $3,033        $4,000      $4,000     $3,000
Ratio of operating expenses to average net
 assets                                         2.00%(a)(b) 1.99%(a)(b)  1.97%+(b)      1.80%+     1.65%(a)    1.60%
Ratio of net investment income to average net
 assets                                            2.78%       2.08%      1.21%+        2.56%+      2.45%      2.85%
Portfolio turnover rate                             50%         73%         65%          16%         66%        69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.00%(a)    2.00%(a)     1.98%+        2.07%+     1.91%(a)    1.86%

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. + Annualized
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                     YEAR ENDED YEAR ENDED  PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES*   03/31/02#  03/31/01#    03/31/00#     05/14/99    2/28/99    2/28/98   2/28/97**
OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period   $20.32     $24.35       $23.40      $22.50      $21.41     $19.40     $17.52
Net investment
 income                 0.39       0.50         0.43        0.10        0.55       0.52       0.48
Net realized and
 unrealized
 gain/(loss) on
 investments           (0.40)     (2.82)        1.59        0.91        2.48       3.72       2.50
Net
 increase/(decrease)
 in net asset value
 from operations       (0.01)     (2.32)        2.02        1.01        3.03       4.24       2.98
LESS DISTRIBUTIONS:
Dividends from net
 investment income     (0.36)     (0.50)       (0.35)      (0.11)      (0.45)     (0.47)     (0.46)
Distributions from
 net realized
 capital gains         (0.03)     (1.21)       (0.72)        --        (1.49)     (1.76)     (0.64)
Total dividends and
 distributions         (0.39)     (1.71)       (1.07)      (0.11)      (1.94)     (2.23)     (1.10)
Net asset value,
 end of period         $19.92     $20.32       $24.35      $23.40      $22.50     $21.41     $19.40
TOTAL RETURN++        (0.05)%    (10.05)%      8.99%        4.50%      14.72%     23.07%     17.64%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)    $223,579   $231,520     $83,412      $72,000     $72,000    $49,000    $35,000
Ratio of operating
 expenses to
 average net assets   1.28%(a)  1.23%(a)(b) 1.20%+(a)(b)   1.18%+       0.94%      1.03%      1.25%
Ratio of net
 investment income
 to average net
 assets                1.85%       2.20%       1.60%+      2.01%+       2.64%      2.67%      2.59%
Portfolio turnover
 rate                   226%        88%         84%          20%        114%        67%       116%
Ratio of operating
 expenses to
 average net assets
 without waivers
 and/or expense
 reimbursements       1.28%(a)   1.25%(a)    1.27%+(a)     1.20%+       0.94%      1.09%      1.94%

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED YEAR ENDED  PERIOD ENDED PERIOD ENDED PERIOD ENDED
INVESTOR B SHARES*                                   03/31/02#  03/31/01#    03/31/00#     05/14/99    02/28/99**
OPERATING PERFORMANCE:
Net asset value, beginning of period                   $20.22     $24.24       $23.32      $22.45        $23.17
Net investment income                                   0.23       0.33         0.47        0.06          0.22
Net realized and unrealized gain/(loss) on
investments                                            (0.39)     (2.81)        1.39        0.89          0.75
Net increase/(decrease) in net asset value from
operations                                             (0.16)     (2.48)        1.86        0.95          0.97
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.22)     (0.33)       (0.22)      (0.08)        (0.20)
Distributions from net realized capital gains          (0.03)     (1.21)       (0.72)        --          (1.49)
Total dividends and distributions                      (0.25)     (1.54)       (0.94)      (0.08)        (1.69)
Net asset value, end of period                         $19.81     $20.22       $24.24      $23.32        $22.45
TOTAL RETURN++                                        (0.77)%    (10.73)%      8.31%        4.26%        4.59%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $124,983   $104,745     $121,644     $10,000       $6,000
Ratio of operating expenses to average net assets     2.03%(a)  1.98%(a)(b) 1.95%+(a)(b)   1.95%+        1.74%+
Ratio of net investment income to average net assets   1.10%       1.45%       0.85%+      1.26%+        1.92%+
Portfolio turnover rate                                 226%        88%         84%          20%          114%
Ratio of operating expenses to average net assets
without waivers and/or expense reimbursements         2.03%(a)   2.00%(a)    2.02%+(a)     1.97%+        1.74%+

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS ASSET ALLOCATION FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    YEAR ENDED YEAR ENDED  PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES*                  03/31/02#  03/31/01#    03/31/00#     05/14/99    02/28/99   02/28/98   02/28/97**
OPERATING PERFORMANCE:
Net asset value, beginning of
 period                               $20.22     $24.27       $23.33       $22.45      $21.36     $19.40      $17.23
Net investment income                  0.24       0.33         0.42         0.05        0.44       0.41        0.19
Net realized and unrealized
 gain/(loss) on investments           (0.38)     (2.82)        1.43         0.92        2.49       3.66        2.80
Net increase/(decrease) in net
 asset value from operations          (0.14)     (2.49)        1.85         0.97        2.93       4.07        2.99
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (0.21)     (0.33)       (0.19)       (0.09)      (0.35)     (0.36)      (0.18)
Distributions from net realized
 capital gains                        (0.03)     (1.21)       (0.72)         --        (1.49)     (1.75)      (0.64)
Total dividends and distributions     (0.24)     (1.54)       (0.91)       (0.09)      (1.84)     (2.11)      (0.82)
Net asset value, end of period        $19.84     $20.24       $24.27       $23.33      $22.45     $21.36      $19.40
TOTAL RETURN++                       (0.78)%    (10.74)%      8.24%        4.31%       14.23%     22.10%      17.69%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                               $3,220     $2,532       $2,305       $2,000      $2,000     $2,000      $1,000
Ratio of operating expenses to
 average net assets                  2.03%(a)  1.98%(a)(b) 1.95%+(a)(b)    1.67%+      1.44%      1.52%       1.94%+
Ratio of net investment income to
 average net assets                   1.10%       1.45%       0.85%+       1.52%+      2.14%      2.17%       2.31%+
Portfolio turnover rate                226%        88%         84%          20%         114%       67%         116%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      2.03%(a)   2.00%(a)    2.02%+(a)      1.96%+      1.69%      1.58%       3.26%+

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS CLASSIC VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR A SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income                              0.10
Net realized and unrealized gain/(loss) on
 investments                                       2.09
Net increase/(decrease) in net asset value
 from operations                                   2.19
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.03)
Distributions from net realized capital gains     (0.10)
Total dividends and distributions                 (0.13)
Net asset value, end of period                    $12.06
TOTAL RETURN++                                    22.00%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net asset at end of period (in 000's)             $17,128
Ratio of operating expenses to average net
 assets                                          1.29%+(a)
Ratio of net investment income to average
 net assets                                       0.81%+
Portfolio turnover rate                             42%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.29%+(a)

                                 * Classic Value Investor A Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 NATIONS CLASSIC VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR B SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income                             0.00##
Net realized and unrealized gain/(loss) on
 investments                                       2.10
Net increase/(decrease) in net asset value
 from operations                                   2.10
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##
Distributions from net realized capital gains     (0.10)
Total dividends and distributions                 (0.10)
Net asset value, end of period                    $12.00
TOTAL RETURN++                                    21.08%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net asset at end of period (in 000's)             $36,511
Ratio of operating expenses to average net
 assets                                          2.04%+(a)
Ratio of net investment income to average
 net assets                                       0.06%+
Portfolio turnover rate                             42%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.04%+(a)

                                 * Classic Value Investor B Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 NATIONS CLASSIC VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR C SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income                              0.01
Net realized and unrealized gain/(loss) on
 investments                                       2.09
Net increase/(decrease) in net asset value
 from operations                                   2.10
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##
Distributions from net realized capital gains     (0.10)
Total dividends and distributions                 (0.10)
Net asset value, end of period                    $12.00
TOTAL RETURN++                                    21.08%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net asset at end of period (in 000's)             $40,916
Ratio of operating expenses to average net
 assets                                          2.04%+(a)
Ratio of net investment income to average
 net assets                                       0.06%+
Portfolio turnover rate                             42%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.04%+(a)

                                 * Classic Value Investor C Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 NATIONS VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR A SHARES                                 03/31/02#    03/31/01   03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $12.38      $16.24      $18.16      $19.92      $17.87
Net investment income                                0.09        0.14        0.07        0.09        0.15
Net realized and unrealized gain/(loss) on
 investments                                         0.58       (0.43)      (0.07)       0.63        5.98
Net increase/(decrease) in net asset value
 from operations                                     0.67       (0.29)       0.00        0.72        6.13
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.08)      (0.15)      (0.06)      (0.09)      (0.14)
Distributions from net realized capital gains       (1.03)      (3.42)      (1.86)      (2.39)      (3.94)
Total dividends and distributions                   (1.11)      (3.57)      (1.92)      (2.48)      (4.08)
Net asset value, end of year                        $11.94      $12.38      $16.24      $18.16      $19.92
TOTAL RETURN++                                       5.33%      (2.29)%     (0.47)%      3.96%      38.22%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $58,144     $65,975     $94,256    $136,691    $149,167
Ratio of operating expenses to average net
 assets                                           1.20%(a)(b) 1.19%(a)(b) 1.18%(a)(b) 1.19%(a)(b)  1.20%(a)
Ratio of net investment income to average net
 assets                                              0.77%       1.03%       0.40%       0.51%      0.79%
Portfolio turnover rate                              135%        181%         95%         38%        79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements     1.20%(a)    1.19%(a)    1.18%(a)    1.19%(a)    1.20%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                 YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR B SHARES                                03/31/02#    03/31/01   03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $12.13      $16.00      $18.00      $19.81      $17.81
Net investment income/(loss)                       0.00##       0.04       (0.06)      (0.05)       0.02
Net realized and unrealized gain/(loss) on
 investments                                        0.59       (0.43)      (0.08)       0.63        5.96
Net increase/(decrease) in net asset value from
 operations                                         0.59       (0.39)      (0.14)       0.58        5.98
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.03)      (0.06)     (0.00)##       --        (0.04)
Distributions from net realized capital gains      (1.03)      (3.42)      (1.86)      (2.39)      (3.94)
Total dividends and distributions                  (1.06)      (3.48)      (1.86)      (2.39)      (3.98)
Net asset value, end of year                       $11.66      $12.13      $16.00      $18.00      $19.81
TOTAL RETURN++                                      4.66%      (3.05)%     (1.24)%      3.11%      37.29%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                 $80,162     $93,064    $124,000    $154,025    $149,635
Ratio of operating expenses to average net
 assets                                          1.95%(a)(b) 1.94%(a)(b) 1.93%(a)(b) 1.94%(a)(b)  1.87%(a)
Ratio of net investment income/(loss) to average
 net assets                                         0.02%       0.28%      (0.35)%     (0.24)%     0.12%
Portfolio turnover rate                             135%        181%         95%         38%        79%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.95%(a)    1.94%(a)    1.93%(a)    1.94%(a)    1.87%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR C SHARES                               03/31/02#    03/31/01   03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $12.13      $15.99      $17.98      $19.75      $17.75
Net investment income/(loss)                      0.00##       0.04       (0.06)      (0.02)       0.04
Net realized and unrealized gain/(loss) on
 investments                                       0.58       (0.42)      (0.07)       0.65        5.95
Net increase/(decrease) in net asset value
 from operations                                   0.58       (0.38)      (0.13)       0.63        5.99
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.03)      (0.06)     (0.00)##     (0.01)      (0.05)
Distributions from net realized capital gains     (1.03)      (3.42)      (1.86)      (2.39)      (3.94)
Total dividends and distributions                 (1.06)      (3.48)      (1.86)      (2.40)      (3.99)
Net asset value, end of year                      $11.65      $12.13      $15.99      $17.98      $19.75
TOTAL RETURN++                                     4.58%      (2.98)%     (1.18)%      3.39%      37.55%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $7,496      $8,479      $10,042     $12,106    $13,969
Ratio of operating expenses to average net
 assets                                         1.95%(a)(b) 1.94%(a)(b) 1.93%(a)(b) 1.70%(a)(b)  1.78%(a)
Ratio of net investment income/(loss) to
 average net assets                                0.02%       0.28%      (0.32)%      0.00%      0.21%
Portfolio turnover rate                            135%        181%         95%         38%        79%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.95%(a)    1.94%(a)    1.93%(a)    1.94%(a)    1.78%(a)

                                 ++ Total return represents aggregate total
                                 return for the period indicated, assumes
                                 reinvestment of all distributions, and does
                                 not reflect the deduction of any applicable
                                 sales charges.
                                 # Per share net investment income has been
                                 calculated using the monthly average shares
                                 method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset
                                 on the operating expense ratio, with and
                                 without waivers and/or expense reimbursements,
                                 was less than 0.01%.
                                 (b) The effect of interest expense on the
                                 operating expense ratio was less than 0.01%.
NATIONS LARGECAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR A SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income                              0.07
Net realized and unrealized gain/(loss) on
 investments                                       0.63
Net increase/(decrease) in net asset value
 from operations                                   0.70
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.01)
Net asset value, end of period                    $10.69
TOTAL RETURN++                                     7.03%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)             $315
Ratio of operating expenses to average net
 assets                                          1.32%+(a)
Ratio of net investment income to average
 net assets                                       0.63%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  6.56%+(a)

                                 * LargeCap Value Investor A Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS LARGECAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR B SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income/(loss)                      0.00##
Net realized and unrealized gain/(loss) on
 investments                                       0.67
Net increase/(decrease) in net asset value
 from operations                                   0.67
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##
Net asset value, end of period                    $10.67
TOTAL RETURN++                                     6.74%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $290
Ratio of operating expenses to average net
 assets                                          2.07%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.12)%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                                  7.31%+(a)

                                 * LargeCap Value Investor B Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS LARGECAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR C SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income/(loss)                      0.00##
Net realized and unrealized gain/(loss) on
 investments                                       0.67
Net increase/(decrease) in net asset value
 from operations                                   0.67
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##
Net asset value, end of period                    $10.67
TOTAL RETURN++                                     6.74%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $21
Ratio of operating expenses to average net
 assets                                          2.07%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.12)%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                                  7.31%+(a)

                                 * LargeCap Value Investor C Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR A SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income                              0.04
Net realized and unrealized gain/(loss) on
 investments                                       1.30
Net increase/(decrease) in net asset value
 from operations                                   1.34
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.04)
Net asset value, end of period                    $11.30
TOTAL RETURN++                                    13.37%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $573
Ratio of operating expenses to average net
 assets                                          1.50%+(a)
Ratio of net investment income to average
 net assets                                       0.39%+
Portfolio turnover rate                             19%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                          2.28%+(a)

                                 * MidCap Value Investor A Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR B SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income/(loss)                      (0.04)
Net realized and unrealized gain/(loss) on
 investments                                       1.35
Net increase/(decrease) in net asset value
 from operations                                   1.31
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.02)
Net asset value, end of period                    $11.29
TOTAL RETURN++                                    13.14%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $524
Ratio of operating expenses to average net
 assets                                          2.25%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.36)%+
Portfolio turnover rate                             19%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                          3.03%+(a)

                                 * MidCap Value Investor B Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                PERIOD ENDED
INVESTOR C SHARES                                03/31/02*#
Net asset value, beginning of period              $10.00
Net investment income/(loss)                      (0.05)
Net realized and unrealized gain/(loss) on
 investments                                       1.36
Net increase/(decrease) in net asset value
 from operations                                   1.31
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##
Net asset value, end of period                    $11.31
TOTAL RETURN++                                    13.10%
------------------------------------------------------------
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $93
Ratio of operating expenses to average net
 assets                                          2.25%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.36)%+
Portfolio turnover rate                             19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  3.03%+(a)

                                 * MidCap Value Investor C Shares commenced operations on November 20, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED YEAR ENDED  PERIOD ENDED
INVESTOR A SHARES                             03/31/02#   03/31/01    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $12.44     $16.98       $13.88
Net investment income/(loss)                    (0.01)     (0.04)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                    (0.11)     (4.47)        3.19
Net increase/(decrease) in net asset value
 from operations                                (0.12)     (4.51)        3.16
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.01)       --           --
Distributions from net realized capital gains     --       (0.03)       (0.06)
Total dividends and distributions               (0.01)     (0.03)       (0.06)
Net asset value, end of period                  $12.31     $12.44       $16.98
TOTAL RETURN++                                 (0.97)%    (26.62)%      22.86%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $26,742     $11,895      $5,503
Ratio of operating expenses to average net
 assets                                        1.19%(a)  1.19%(a)(b)    1.22%+
Ratio of net investment income/(loss) to
 average net assets                            (0.05)%     (0.34)%     (0.35)%+
Portfolio turnover rate                          71%         56%         23%
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                                1.19%(a)   1.19%(a)      1.22%+

                                 * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED  PERIOD ENDED
Investor B Shares                               03/31/02#   03/31/01    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.29     $16.90       $13.88
Net investment income/(loss)                      (0.10)     (0.14)       (0.10)
Net realized and unrealized gain/(loss) on
 investments                                      (0.12)     (4.44)        3.18
Net increase/(decrease) in net asset value from
 operations                                       (0.22)     (4.58)        3.08
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##      --           --
Distributions from net realized capital gains       --       (0.03)       (0.06)
Total dividends and distributions                (0.00)##    (0.03)       (0.06)
Net asset value, end of period                    $12.07     $12.29       $16.90
TOTAL RETURN++                                   (1.78)%    (27.16)%      22.29%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $8,358     $6,758       $4,934
Ratio of operating expenses to average
 net assets                                      1.94%(a)  1.94%(a)(b)    1.97%+
Ratio of net investment income/(loss) to
 average net assets                              (0.80)%     (1.09)%     (1.10)%+
Portfolio turnover rate                            71%         56%         23%
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                                  1.94%(a)   1.94%(a)      1.97%+

                                 * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED  PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.30     $16.92       $13.88
Net investment income/(loss)                      (0.10)     (0.14)       (0.10)
Net realized and unrealized gain/(loss) on
 investments                                      (0.12)     (4.45)        3.20
Net increase/(decrease) in net asset value
 from operations                                  (0.22)     (4.59)        3.10
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.00)##      --           --
Distributions from net realized capital gains       --       (0.03)       (0.06)
Total dividends and distributions                (0.00)##    (0.03)       (0.06)
Net asset value, end of period                    $12.08     $12.30       $16.92
TOTAL RETURN++                                   (1.78)%    (27.14)%      22.36%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $2,645     $2,137       $1,706
Ratio of operating expenses to average net
 assets                                          1.94%(a)  1.94%(a)(b)    1.97%+
Ratio of net investment income/(loss) to
 average net assets                              (0.80)%     (1.09)%     (1.10)%+
Portfolio turnover rate                            71%         56%         23%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.94%(a)   1.94%(a)      1.97%+

                                 * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                               03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $14.87     $21.62     $14.95     $12.02     $10.00
Net investment income/(loss)                      (0.09)     (0.05)     (0.11)     (0.03)     0.00(b)
Net realized and unrealized gain/(loss) on
 investments                                      (0.06)     (6.54)      6.82       2.97       2.02
Net increase/(decrease) in net asset value
 from operations                                  (0.15)     (6.59)      6.71       2.94       2.02
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.16)     (0.04)     (0.01)       --
Net asset value, end of the period                $14.72     $14.87     $21.62     $14.95     $12.02
TOTAL RETURN++                                   (1.01)%    (30.63)%    45.01%     24.38%     20.20%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $217,963   $164,031   $175,859   $43,392     $1,141
Ratio of operating expenses to average net
 assets                                           1.39%      1.35%     1.48%(a)   1.50%(a)   1.34%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.64)%    (0.28)%    (0.62)%    (0.20)%     0.13%+
Portfolio turnover rate                             --         --       55%(c)      150%        22%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.39%      1.35%     1.48%(a)   1.50%(a)   2.22%+(a)

                                 * Nations Marsico Growth Fund Investor A
                                 Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents less than $0.01 per share.
                                 (c) Amout represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                               03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $14.55     $21.31     $14.85     $12.02     $10.00
Net investment income/(loss)                      (0.20)     (0.18)     (0.24)     (0.12)     (0.02)
Net realized and unrealized gain/(loss) on
 investments                                      (0.06)     (6.42)      6.74       2.96       2.04
Net increase/(decrease) in net asset value
 from operations                                  (0.26)     (6.60)      6.50       2.84       2.02
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.16)     (0.04)     (0.01)       --
Net asset value, end of period                    $14.29     $14.55     $21.31     $14.85     $12.02
TOTAL RETURN++                                   (1.79)%    (31.13)%    43.90%     23.55%     20.20%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $209,503   $239,621   $305,607   $99,257     $7,907
Ratio of operating expenses to average net
 assets                                           2.14%      2.10%     2.23%(a)   2.25%(a)   2.09%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (1.39)%    (1.03)%    (1.37)%    (0.95)%    (0.62)%+
Portfolio turnover rate                             --         --       55%(b)      150%        22%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.14%      2.10%     2.23%(a)   2.25%(a)   2.97%+(a)

                                 * Nations Marsico Growth Fund Investor B
                                 Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period             $14.57      $21.34     $14.86     $12.02     $10.00
Net investment income/(loss)                     (0.20)      (0.17)     (0.25)     (0.12)     (0.02)
Net realized and unrealized gain/(loss) on
 investments                                     (0.06)      (6.44)      6.77       2.97       2.04
Net increase/(decrease) in net asset value
 from operations                                 (0.26)      (6.61)      6.52       2.85       2.02
LESS DISTRIBUTIONS:
Distributions from net realized capital gains      --        (0.16)     (0.04)     (0.01)       --
Net asset value, end of period                   $14.31      $14.57     $21.34     $14.86     $12.02
TOTAL RETURN++                                   (1.78)%    (31.10)%    43.93%     23.63%     20.20%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $31,886    $32,365    $34,785     $3,233      $518
Ratio of operating expenses to average net
 assets                                           2.14%      2.10%     2.23%(a)   2.25%(a)   2.09%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (1.39)%    (1.03)%    (1.37)%    (0.95)%    (0.62)%+
Portfolio turnover rate                            --          --       55%(b)      150%        22%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.14%      2.10%     2.23%(a)   2.25%(a)   2.97%+(a)

                                 * Nations Marsico Growth Fund Investor C
                                 Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR A SHARES                               03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $8.16      $14.43      $11.97      $13.26     $11.67
Net investment income/(loss)                      (0.03)      (0.07)      (0.08)      (0.03)     (0.01)
Net realized and unrealized gain/(loss) on
 investments                                      (0.22)      (3.84)       3.42        1.58       5.28
Net increase/(decrease) in net asset value
 from operations                                  (0.25)      (3.91)       3.34        1.55       5.27
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                       $7.65       $8.16      $14.43      $11.97     $13.26
TOTAL RETURN++                                    (3.62)%    (30.91)%     29.41%      14.70%     53.83%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $28,994     $32,519     $61,756    $52,987     $43,380
Ratio of operating expenses to average net
 assets                                         1.22%(a)(b) 1.20%(a)(b) 1.21%(a)(b)  1.21%(a)  1.20%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                               (0.37)%     (0.53)%     (0.63)%    (0.29)%     (0.12)%
Portfolio turnover rate                             65%         96%         39%        39%        113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.22%(a)    1.20%(a)    1.21%(a)    1.21%(a)   1.20%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR B SHARES                               03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $7.51      $13.58      $11.39      $12.83     $11.47
Net investment income/(loss)                      (0.08)      (0.14)      (0.17)      (0.11)     (0.10)
Net realized and unrealized gain/(loss) on
 investments                                      (0.20)      (3.57)       3.24        1.51       5.14
Net increase/(decrease) in net asset value
 from operations                                  (0.28)      (3.71)       3.07        1.40       5.04
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                       $6.97       $7.51      $13.58      $11.39     $12.83
TOTAL RETURN++                                    (4.35)%    (31.37)%     28.42%      13.86%     52.52%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $37,767     $45,832     $75,844    $66,338     $59,496
Ratio of operating expenses to average net
 assets                                         1.97%(a)(b) 1.95%(a)(b) 1.96%(a)(b)  1.96%(a)  1.95%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                               (1.12)%     (1.28)%     (1.38)%    (1.04)%     (0.87)%
Portfolio turnover rate                             65%         96%         39%        39%        113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.97%(a)    1.95%(a)    1.96%(a)    1.96%(a)   1.95%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR C SHARES                                 03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                   $7.59      $13.70      $11.48      $12.92     $11.50
Net investment income/(loss)                        (0.08)      (0.13)      (0.16)      (0.11)     (0.08)
Net realized and unrealized gain/(loss) on
 investments                                        (0.20)      (3.62)       3.26        1.51       5.18
Net increase/(decrease) in net asset value from
 operations                                         (0.28)      (3.75)       3.10        1.40       5.10
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                         $7.05       $7.59      $13.70      $11.48     $12.92
TOTAL RETURN++                                      (4.31)%    (31.38)%     28.46%      13.76%     53.02%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $4,538      $3,338      $4,883      $3,862     $6,176
Ratio of operating expenses to average net assets 1.97%(a)(b) 1.95%(a)(b) 1.96%(a)(b)  1.96%(a)  1.78%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                                 (1.12)%     (1.28)%     (1.38)%    (1.04)%     (0.70)%
Portfolio turnover rate                               65%         96%         39%        39%        113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.97%(a)    1.95%(a)    1.96%(a)    1.96%(a)   1.78%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES
FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                               03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $15.31     $22.56     $16.73     $12.14     $10.00
Net investment income/(loss)                      (0.09)     (0.06)     (0.03)     (0.04)     (0.01)
Net realized and unrealized gain/(loss) on
 investments                                       0.55      (7.11)      6.09       4.64       2.15
Net increase/(decrease) in net asset value
 from operations                                   0.46      (7.17)      6.06       4.60       2.14
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.08)     (0.23)     (0.01)       --
Net asset value, end of period                    $15.77     $15.31     $22.56     $16.73     $12.14
TOTAL RETURN++                                    3.00%     (31.80)%    36.62%     37.94%     21.40%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $507,590   $491,437   $690,166   $238,137    $6,056
Ratio of operating expenses to average net
 assets                                           1.36%      1.34%     1.41%(a)   1.31%(a)   1.77%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (0.58)%    (0.30)%    (0.60)%    (0.20)%    (0.55)%+
Portfolio turnover rate                             --         --       53%(b)      177%        25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.36%      1.34%     1.41%(a)   1.31%(a)   1.77%+(a)

                                 * Nations Marsico Focused Equities Fund
                                 Investor A Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES
FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                               03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $15.00     $22.26     $16.62     $12.13     $10.00
Net investment income/(loss)                      (0.20)     (0.20)     (0.09)     (0.12)     (0.04)
Net realized and unrealized gain/(loss) on
 investments                                       0.53      (6.98)      5.96       4.62       2.17
Net increase/(decrease) in net asset value
 from operations                                   0.33      (7.18)      5.87       4.50       2.13
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.08)     (0.23)     (0.01)       --
Net asset value, end of period                    $15.33     $15.00     $22.26     $16.62     $12.13
TOTAL RETURN ++                                   2.20%     (32.32)%    35.71%     37.15%     21.30%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $679,688   $741,285  $1,003,840  $306,365    $20,446
Ratio of operating expenses to average net
 assets                                           2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (1.33)%    (1.05)%    (1.35)%    (0.95)%    (1.30)%+
Portfolio turnover rate                             --         --       53%(b)      177%        25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)

                                 * Nations Marsico Focused Equities Fund
                                 Investor B Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES
FUND                             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $15.05     $22.33     $16.67     $12.13     $10.00
Net investment income/(loss)                      (0.20)     (0.20)     (0.08)     (0.14)     (0.04)
Net realized and unrealized gain/(loss) on
 investments                                       0.53      (7.00)      5.97       4.69       2.17
Net increase/(decrease) in net asset value
 from operations                                   0.33      (7.20)      5.89       4.55       2.13
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.08)     (0.23)     (0.01)       --
Net asset value, end of period                    $15.38     $15.05     $22.33     $16.67     $12.13
TOTAL RETURN++                                    2.19%     (32.31)%    35.72%     37.56%     21.30%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $188,842   $203,642   $247,509   $13,682      $469
Ratio of operating expenses to average net
 assets                                           2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (1.33)%    (1.05)%    (1.35)%    (0.95)%    (1.30)%+
Portfolio turnover rate                             --         --       53%(b)      177%        25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)

                                 * Nations Marsico Focused Equities Fund
                                 Investor C Shares commenced operations on December 31, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) Amount represents results prior to
                                 conversion to a master-feeder structure.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR A SHARES                               03/31/02#    03/31/01  03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $14.14      $21.87     $13.04      $16.30      $12.69
Net investment income/(loss)                      (0.09)      (0.09)     (0.12)      (0.07)      (0.10)
Net realized and unrealized gain/(loss) on
 investments                                      (1.32)      (3.91)      9.59       (0.92)       5.50
Net increase/(decrease) in net asset value
 from operations                                  (1.41)      (4.00)      9.47       (0.99)       5.40
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --        (3.73)     (0.64)      (2.27)      (1.79)
Net asset value, end of year                      $12.73      $14.14     $21.87      $13.04      $16.30
TOTAL RETURN++                                    (9.97)%    (20.98)%    74.82%      (7.41)%     44.86%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $32,138    $16,536     $22,741     $18,042    $21,591
Ratio of operating expenses to average net
 assets                                         1.22%(a)(b)  1.23%(a)  1.25%(a)(b) 1.23%(a)(b)  1.23%(a)
Ratio of net investment income/(loss) to
 average net assets                               (0.64)%    (0.52)%     (0.70)%     (0.54)%    (0.67)%
Portfolio turnover rate                             39%        39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.22%(a)    1.23%(a)   1.25%(a)    1.23%(a)    1.23%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR B SHARES                               03/31/02#    03/31/01  03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $12.87      $20.38     $12.28      $15.58      $12.29
Net investment income/(loss)                      (0.17)      (0.19)     (0.22)      (0.15)      (0.20)
Net realized and unrealized gain/(loss) on
 investments                                      (1.19)      (3.59)      8.96       (0.88)       5.28
Net increase/(decrease) in net asset value`
 from operations                                  (1.36)      (3.78)      8.74       (1.03)       5.08
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --        (3.73)     (0.64)      (2.27)      (1.79)
Net asset value, end of year                      $11.51      $12.87     $20.38      $12.28      $15.58
TOTAL RETURN++                                   (10.57)%    (21.51)%    73.47%      (8.10)%     43.64%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $45,368    $44,261     $49,606     $33,245    $45,451
Ratio of operating expenses to average net
 assets                                         1.97%(a)(b)  1.98%(a)  2.00%(a)(b) 1.98%(a)(b)  1.98%(a)
Ratio of operating expenses including
 interest expense to average net assets             --          --         --          --        1.99%
Ratio of net investment income/(loss) to
 average net assets                               (1.39)%    (1.27)%     (1.45)%     (1.29)%    (1.42)%
Portfolio turnover rate                             39%        39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.97%(a)    1.98%(a)   2.00%(a)    1.98%(a)    1.98%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR C SHARES                               03/31/02#    03/31/01  03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $12.95      $20.47     $12.33      $15.63      $12.31
Net investment income/(loss)                      (0.17)      (0.17)     (0.22)      (0.15)      (0.18)
Net realized and unrealized gain/(loss) on
 investments                                      (1.21)      (3.62)      9.00       (0.88)       5.29
Net increase/(decrease) in net asset value
 from operations                                  (1.38)      (3.79)      8.78       (1.03)       5.11
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --        (3.73)     (0.64)      (2.27)      (1.79)
Net asset value, end of year                      $11.57      $12.95     $20.47      $12.33      $15.63
TOTAL RETURN++                                   (10.66)%    (21.46)%    73.50%      (8.08)%     43.80%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $3,024      $3,248     $2,628      $1,383      $2,266
Ratio of operating expenses to average net
 assets                                         1.97%(a)(b)  1.98%(a)  2.00%(a)(b) 1.98%(a)(b)  1.81%(a)
Ratio of operating expenses including
 interest expense to average net assets             --          --         --          --        1.82%
Ratio of net investment income/(loss) to
 average net assets                               (1.39)%    (1.27)%     (1.45)%     (1.29)%    (1.25)%
Portfolio turnover rate                             39%        39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.97%(a)    1.98%(a)   2.00%(a)    1.98%(a)    1.81%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                               03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $6.97       $10.00
Net investment income/(loss)                      (0.07)      (0.06)
Net realized and unrealized gain/(loss) on
 investments                                       0.16       (2.97)
Net increase/(decrease) in net asset value from
 operations                                        0.09       (3.03)
Net asset value, end of period                    $7.06       $6.97
TOTAL RETURN++                                    1.29%      (30.30)%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $14,741     $19,644
Ratio of operating expenses to average net
 assets                                          1.62%(a)     1.60%+
Ratio of net investment income/(loss) to
 average net assets                              (0.97)%     (0.66)%+
Portfolio turnover rate                            419%        426%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.62%(a)     1.60%+

                                 * Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                               03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $6.92       $10.00
Net investment income/(loss)                      (0.12)      (0.11)
Net realized and unrealized gain/(loss) on
 investments                                       0.16       (2.97)
Net increase/(decrease) in net asset value from
 operations                                        0.04       (3.08)
Net asset value, end of period                    $6.96       $6.92
TOTAL RETURN++                                    0.58%      (30.80)%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $43,187     $50,404
Ratio of operating expenses to average net
 assets                                          2.37%(a)     2.35%+
Ratio of net investment income/(loss) to
 average net assets                              (1.72)%     (1.41)%+
Portfolio turnover rate                            419%        426%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.37%(a)     2.35%+

                                 * Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                                                       3/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period                                     $6.92       $10.00
Net investment income/(loss)                                             (0.12)      (0.11)
Net realized and unrealized gain/(loss) on investments                    0.16       (2.97)
Net increase/(decrease) in net asset value from operations                0.04       (3.08)
Net asset value, end of period                                           $6.96       $6.92
TOTAL RETURN++                                                           0.58%      (30.80)%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $4,660      $6,557
Ratio of operating expenses to average net
 assets                                                                 2.37%(a)     2.35%+
Ratio of net investment income/(loss) to average net assets             (1.72)%     (1.41)%+
Portfolio turnover rate                                                   419%        426%
Ratio of operating expenses to average net assets without waivers
 and/or expense reimbursements                                          2.37%(a)     2.35%+

                                * Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
                                + Annualized.
                                ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                # Per share net investment income has been calculated using the monthly average shares method.
                                (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED PERIOD ENDED PERIOD ENDED
INVESTOR A SHARES*                              03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period              $13.52      $22.44      $11.43      $15.74     $12.05        $10.64
Net investment income/(loss)                      (0.10)      (0.14)      (0.15)      (0.07)     (0.02)         0.03
Net realized and unrealized gain/(loss) on
 investments                                       1.42       (6.58)       11.19      (3.11)      4.42          1.46
Net increase/(decrease) in net asset value from
 operations                                        1.32       (6.72)       11.04      (3.18)      4.40          1.49
LESS DISTRIBUTIONS:
Dividends from net investment income                --          --          --          --         --          (0.03)
Distributions from net realized capital gains       --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Total dividends and distributions                   --        (2.20)      (0.03)      (1.13)     (0.71)        (0.08)
Net asset value, end of period                    $14.84      $13.52      $22.44      $11.43     $15.74        $12.05
TOTAL RETURN++                                     9.76%     (31.96)%     96.91%     (21.32)%    37.02%        13.98%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $157,759    $146,457    $245,425    $16,143     $6,772        $3,697
Ratio of operating expenses to average net
 assets                                         1.40%(a)(b) 1.40%(a)(b) 1.38%(a)(b)  1.20%(a)   1.20%+(a)      1.23%+
Ratio of net investment income/(loss) to
 average net assets                               (0.73)%     (0.77)%     (0.90)%    (0.67)%    (0.20)%+       0.30%+
Portfolio turnover rate                             35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.46%(a)    1.45%(a)    1.47%(a)    1.47%(a)   1.51%+(a)      1.66%+

                                 * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED PERIOD ENDED PERIOD ENDED
INVESTOR B SHARES*                  03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of
 period                               $13.08      $21.94      $11.23      $15.59     $12.03        $10.65
Net investment income/(loss)          (0.20)      (0.23)      (0.25)      (0.11)     (0.08)        (0.03)
Net realized and unrealized
 gain/(loss) on investments            1.37       (6.43)       10.99      (3.12)      4.35          1.46
Net increase/(decrease) in net
 asset value from operations           1.17       (6.66)       10.74      (3.23)      4.27          1.43
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gains                          --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Net asset value, end of period        $14.25      $13.08      $21.94      $11.23     $15.59        $12.03
TOTAL RETURN++                         8.94%     (32.45)%     95.79%     (21.86)%    36.06%        13.43%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                               $17,484     $11,744     $13,839     $5,127     $3,384        $2,635
Ratio of operating expenses to
 average net assets                 2.15%(a)(b) 2.15%(a)(b) 2.13%(a)(b)  1.95%(a)   1.87%+(a)      1.97%+
Ratio of net investment
 income/(loss) to average net
 assets                               (1.48)%     (1.52)%     (1.65)%    (1.42)%    (0.87)%+      (0.45)%+
Portfolio turnover rate                 35%         48%         63%        87%         59%          48%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      2.21%(a)    2.20%(a)    2.22%(a)    2.22%(a)   2.18%+(a)      2.41%+

                                 * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 +  Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#    03/31/01   03/31/00#   03/31/99#   03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $13.26      $22.21      $11.38      $15.74     $15.18
Net investment income/(loss)                      (0.20)      (0.25)      (0.23)      (0.12)     (0.08)
Net realized and unrealized gain/(loss) on
 investments                                       1.39       (6.50)       11.09      (3.11)      1.35
Net increase/(decrease) in net asset value
 from operations                                   1.19       (6.75)       10.86      (3.23)      1.27
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --        (2.20)      (0.03)      (1.13)     (0.71)
Net asset value, end of period                    $14.45      $13.26      $22.21      $11.38     $15.74
TOTAL RETURN ++                                    8.97%     (32.46)%     95.76%     (21.66)%     8.75%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $3,871      $2,813      $3,588      $1,951     $3,122
Ratio of operating expenses to average net
 assets                                         2.15%(a)(b) 2.15%(a)(b) 2.13%(a)(b)  1.70%(a)   1.95%+(a)
Ratio of net investment income/(loss) to
 average net assets                               (1.48)%     (1.52)%     (1.65)%    (1.17)%    (0.95)%+
Portfolio turnover rate                             35%         48%         63%        87%         59%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  2.21%(a)    2.20%(a)    2.22%(a)    2.22%(a)   2.26%+(a)

                                 *   Small Company Fund Investor C Shares
                                 commenced operations on September 22, 1997.
                                 +   Annualized.
                                 ++  Total return represents aggregate total
                                 return for the period indicated, assumes
                                 reinvestment of all distributions, and does
                                 not reflect the deduction of any applicable
                                 sales charge.
                                 #   Per share net investment income has been
                                 calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FINANCIAL SERVICES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                     YEAR ENDED
                 INVESTOR A SHARES                   03/31/02#
                 OPERATING PERFORMANCE:
                 Net asset value, beginning of year    $10.00
                 Net investment income/(loss)          (0.03)
                 Net realized and unrealized
                  gain/(loss) on investments            0.37
                 Net increase/(decrease) in net
                  asset value from operations           0.34
                 LESS DISTRIBUTIONS:
                 Dividends from net investment
                  income                              (0.00)##
                 Net asset value, end of year          $10.34
                 TOTAL RETURN++                        3.41%
                 ----------------------------------------------
                 ----------------------------------------------
                 RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA:
                 Net assets at end of year (in
                  000's)                                $307
                 Ratio of operating expenses to
                  average net assets                  1.56%(a)
                 Ratio of net investment
                  income/(loss) to average net
                  assets                              (0.15)%
                 Portfolio turnover rate                89%
                 Ratio of operating expenses to
                  average net assets without
                  waivers and/or expense
                  reimbursements                      4.03%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS FINANCIAL SERVICES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                     YEAR ENDED
                 INVESTOR B SHARES                   03/31/02#
                 OPERATING PERFORMANCE:
                 Net asset value, beginning of year    $10.00
                 Net investment income/(loss)          (0.11)
                 Net realized and unrealized
                  gain/(loss) on investments            0.38
                 Net increase/(decrease) in net
                  asset value from operations           0.27
                 Net asset value, end of year          $10.27
                 TOTAL RETURN++                        2.70%
                 ----------------------------------------------
                 ----------------------------------------------
                 RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA:
                 Net assets at end of year (in
                  000's)                                $268
                 Ratio of operating expenses to
                  average net assets                  2.31%(a)
                 Ratio of net investment
                  income/(loss) to average net
                  assets                              (1.10)%
                 Portfolio turnover rate                89%
                 Ratio of operating expenses to
                  average net assets without
                  waivers and/or expense
                  reimbursements                      4.78%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS FINANCIAL SERVICES FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    PERIOD ENDED
                INVESTOR C SHARES                    03/31/02*#
                OPERATING PERFORMANCE:
                Net asset value, beginning of
                 period                               $10.00
                Net investment income/(loss)          (0.04)
                Net realized and unrealized
                 gain/(loss) on investments            0.34
                Net increase/(decrease) in net
                 asset value from operations           0.30
                Net asset value, end of period        $10.30
                TOTAL RETURN++                         5.86%
                ------------------------------------------------
                ------------------------------------------------
                RATIOS TO AVERAGE NET
                 ASSETS/SUPPLEMENTAL DATA:
                Net assets at end of period (in
                 000's)                                 $45
                Ratio of operating expenses to
                 average net assets                  2.31%+(a)
                Ratio of net investment
                 income/(loss) to average net
                 assets                              (1.10)%+
                Portfolio turnover rate                 89%
                Ratio of operating expenses to
                 average net assets without
                 waivers and/or expense
                 reimbursements                      4.78%+(a)

                                 * Financial Services Investor C Shares
                                 commenced operations on December 13, 2001.
                                 +  Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
         Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commerical paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P HAS NOT REVIEWED ANY STOCK INCLUDED IN THE S&P 500, S&P SMALLCAP 600 OR S&P MIDCAP 400 INDEX FOR ITS INVESTMENT MERIT. S&P DETERMINES AND CALCULATES ITS INDICES INDEPENDENTLY OF THE FUNDS AND IS NOT A SPONSOR OR AFFILIATE OF THE FUNDS. S&P GIVES NO INFORMATION AND MAKES NO STATEMENTS ABOUT THE SUITABILITY OF INVESTING IN THE FUNDS OR THE ABILITY OF ITS INDICES TO TRACK STOCK MARKET PERFORMANCE. S&P MAKES NO GUARANTEES ABOUT THE INDICES, ANY DATA INCLUDED IN THEM AND THE SUITABILITY OF THE INDICES OR ITS DATA FOR ANY PURPOSE. "STANDARD AND POOR'S," "S&P 500" AND "S&P 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.

        SEC file number:
        Nations Funds Trust, 811-09645

        COMEQPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Funds Stock Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Government & Corporate Bond Funds

Prospectus -- Investor A, B and C Shares


August 1, 2002



Nations Short-Term
Income Fund

Nations Short-
Intermediate
Government Fund

Nations Government
Securities Fund

Nations
Intermediate Bond
Fund

Nations Bond Fund

Nations Strategic
Income Fund

Nations High Yield
Bond Fund



The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful
or complete.

Any representation to the
contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee




[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 92.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


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     BANC OF AMERICA ADVISORS, LLC


     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISERS STARTING ON PAGE 53.


        [Graphic]
              About the Funds

        NATIONS SHORT-TERM INCOME FUND                                4
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                   11
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS GOVERNMENT SECURITIES FUND                           17
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS INTERMEDIATE BOND FUND                               24
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS BOND FUND                                            31
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS STRATEGIC INCOME FUND                                38
        Sub-adviser: Banc of America Capital Management, LLC
        ---------------------------------------------------------------
        NATIONS HIGH YIELD BOND FUND                                 45
        Sub-adviser: MacKay Shields LLC
        ---------------------------------------------------------------
        OTHER IMPORTANT INFORMATION                                  51
        ---------------------------------------------------------------
        HOW THE FUNDS ARE MANAGED                                    53

        [Graphic]
              About your investment

        INFORMATION FOR INVESTORS
          Choosing a share class                                     57
            About Investor A Shares                                  59
              Front-end sales charge                                 59
              Contingent deferred sales charge                       61
            About Investor B Shares                                  61
              Contingent deferred sales charge                       61
            About Investor C Shares                                  64
              Contingent deferred sales charge                       64
            When you might not have to pay a sales charge            64
          Buying, selling and exchanging shares                      68
            How orders are processed                                 70
          How selling and servicing agents are paid                  76
          Distributions and taxes                                    78
        ---------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                         80
        ---------------------------------------------------------------
        TERMS USED IN THIS PROSPECTUS                                92
        ---------------------------------------------------------------
        WHERE TO FIND MORE INFORMATION                       BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 54.




[Graphic]
     CORPORATE FIXED INCOME SECURITIES


     THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.



[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS SHORT-TERM INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with minimal fluctuations of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  .corporate debt securities, including bonds, notes and debentures

  .mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities

  .U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.




      .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

      .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]


     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Term Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.






[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1993   1994   1995   1996   1997   1998   1999   2000   2001
     ------ ------ ------ ------ ------ ------ ------ ------ ------
      7.33% (0.48)% 11.08% 4.68%  5.82%  6.08%  3.00%  6.90%  8.45%

          *Year-to-date return as of June 30, 2002:  2.01%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  3.47%
Worst: 1st quarter 1994: -1.00%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.




     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                             Life of
                                              1 year 5 years  Fund*
Investor A Shares Returns Before Taxes        7.34%   5.82%   5.46%
Investor A Shares Returns After Taxes on
 Distributions                                5.24%   3.55%   3.22%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares        4.43%   3.51%   3.23%
Investor B Shares Returns Before Taxes        2.55%   5.27%   5.34%
Investor C Shares Returns Before Taxes        6.64%   5.51%   5.20%
Merrill Lynch 1-3 Treasury Index (reflects no
 deductions for fees, expenses or taxes)      8.30%   6.59%   5.92%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

     INVESTOR B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.




[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                    1.00%       none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/      none     1.00%/2/

   ANNUAL FUND OPERATING EXPENSES/3/
   (Expenses that are deducted from the Fund's assets)
   Management fees                             0.30%      0.30%      0.30%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
                                               0.32%      0.32%      0.32%
   Other expenses                              -----      -----      -----
   Total annual Fund operating expenses        0.87%      1.62%      1.62%
                                              (0.10)%    (0.10)%    (0.10)%
   Fee waivers                                -------    -------    -------
   Total net expenses/4/                       0.77%      1.52%      1.52%
                                               =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

     /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

     /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year 3 years 5 years 10 years
Investor A Shares               $178   $365    $568    $1,153
Investor B Shares               $155   $501    $872    $1,713
Investor C Shares               $255   $501    $872    $1,914

     If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                               1 year 3 years 5 years 10 years
Investor C Shares               $155   $501    $872    $1,914

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 54.

[Graphic]
     U.S. GOVERNMENT SECURITIES

     THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.



NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with modest fluctuation of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Short-Intermediate Government Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992  1993   1994    1995  1996  1997  1998  1999  2000  2001
     ----- ----- ------- ------ ----- ----- ----- ----- ----- -----
     5.69% 7.84% (2.59)% 12.22% 2.98% 7.03% 6.39% 0.23% 9.32% 7.35%


          *Year-to-date return as of June 30, 2002:  3.75%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1992:  4.44%
Worst: 1st quarter 1994: -1.78%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.




     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                      1 year 5 years 10 years  Fund*
Investor A Shares Returns Before
 Taxes                                3.80%   5.30%   5.22%    5.91%
Investor A Shares Returns After Taxes
 on Distributions                     1.92%   3.16%   3.01%    3.68%
Investor A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                               2.28%   3.15%   3.06%    3.65%
Investor B Shares Returns Before
 Taxes                                3.55%   5.33%      --    4.73%
Investor C Shares Returns Before
 Taxes                                5.53%   5.40%      --    5.06%
Lehman Intermediate Government
 Bond Index (reflects no deductions
 for fees, expenses or taxes)         8.42%   7.06%   6.65%    7.22%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are August 5, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.





[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
  Maximum sales charge (load)
  imposed on purchases,
  as a % of offering price                  3.25%       none       none
  Maximum deferred sales charge (load)
  as a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
  Management fees                           0.30%      0.30%      0.30%
  Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.32%      0.32%      0.32%
  Other expenses                            -----      -----      -----
  Total annual Fund operating expenses      0.87%      1.62%      1.62%
                                            =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $411   $594    $792    $1,364
Investor B Shares  $465   $711    $881    $1,721
Investor C Shares  $265   $511    $881    $1,922

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $165   $511    $881    $1,721
Investor C Shares  $165   $511    $881    $1,922

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 54.

[Graphic]
     MORTGAGE-BACKED SECURITIES

     THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION
     OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.


NATIONS GOVERNMENT SECURITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks high current income consistent with moderate fluctuation of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  .mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities or municipal securities

  .corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Securities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993    1994     1995   1996   1997   1998    1999     2000   2001
     -----  -----  -------  ------  -----  -----  -----  -------  ------ ------
     5.08%  7.61%  (5.32)%  14.99%  2.28%  8.29%  8.16%  (3.29)%  11.91%  6.42%


          *Year-to-date return as of June 30, 2002:  3.97%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2001:             5.02%
Worst: 1st quarter 1994:           -3.04%

[Graphic]
     THE FUND'S RETRUNS IN THIS TABLE REFLECT SALES CHARGE, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                   Life of
                           1 year 5 years 10 years  Fund*
Investor A Shares Returns
 Before Taxes              1.33%   5.15%   4.93%    5.66%
Investor A Shares Returns
 After Taxes on
 Distributions            -0.55%   2.89%   2.58%    3.30%
Investor A Shares Returns
 After Taxes on
 Distributions and Sale of
 Fund Shares               0.79%   2.96%   2.74%    3.36%
Investor B Shares Returns
 Before Taxes              0.62%   5.18%    --      4.68%
Investor C Shares Returns
 Before Taxes              4.75%   5.46%    --      4.81%
Lehman Government Bond
 Index (reflects no
 deductions for fees,
 expenses or taxes)        7.23%   7.40%   7.14%    7.79%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are April 17, 1991, June 7, 1993 and July 6, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor A Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares     Shares
       Maximum sales charge (load)
       imposed on purchases,
       as a % of offering price                       4.75%       none       none
       Maximum deferred sales charge (load)
       as a % of the lower of the original
       purchase price or net asset value             none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.50%      0.50%      0.50%
       Distribution (12b-1) and shareholder
       servicing fees                                 0.25%      1.00%      1.00%
                                                      0.38%      0.38%      0.38%
       Other expenses                                 -----      -----      -----
       Total annual Fund operating expenses           1.13%      1.88%      1.88%
                                                     (0.15)%    (0.15)%    (0.15)%
       Fee waivers                                   -------    -------    -------
       Total net expenses/5/                          0.98%      1.73%      1.73%
                                                      =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $570   $803   $1,055   $1,774
Investor B Shares  $676   $876   $1,202   $1,993
Investor C Shares  $276   $576   $1,002   $2,189

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $176   $576   $1,002   $1,993
Investor C Shares  $176   $576   $1,002   $2,189

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BACAP IS ITS SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 54.

[Graphic]
     INTERMEDIATE-TERM SECURITIES

     THE TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

[Graphic]
     DURATION

     DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS INTERMEDIATE BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to obtain interest income and capital appreciation.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placement to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation
  .allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change
  .selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  .tries to maintain a duration that is similar to the duration of the Master
   Portfolio's benchmark. This can help manage interest rate risk
  .tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Intermediate Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Master Portfolio may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]

     MANY THINGS AFFECT A FUND'S
     PERFORMANCE, INCLUDING MARKET
     CONDITIONS, THE COMPOSITION OF
     THE FUND'S HOLDINGS AND FUND
     EXPENSES.

     CALL US AT 1.800.321.7854 OR
     CONTACT YOUR INVESTMENT
     PROFESSIONAL FOR THE FUND'S
     CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1995   1996   1997   1998   1999   2000   2001
     ------ ------ ------ ------ ------ ------ ------
     14.54%  3.14%  6.54%  7.32%  0.02%  7.96%  8.23%

          *Year-to-date return as of June 30, 2002:  2.44%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 2nd quarter 1995:                                        4.50%
     Worst: 1st quarter 1996:                                       -1.06%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      Life of
                                       1 year 5 years  Fund*
Investor A Shares Returns Before Taxes 4.75%   5.35%   5.25%
Investor A Shares Returns After Taxes
 on Distributions                      2.62%   2.98%   2.79%
Investor A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                                2.86%   3.09%   2.93%
Investor B Shares Returns Before Taxes 4.41%    --     6.08%
Investor C Shares Returns Before Taxes 6.32%   6.86%   6.67%
Lehman Intermediate Government
 Credit Index (reflects no deductions
 for fees, expenses or taxes)          8.96%   7.10    6.45%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are January 24, 1994, October 20, 1999 and November 20, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A Investor B Investor C
(Fees paid directly from your investment)                Shares     Shares     Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                         3.25%       none       none
        Maximum deferred sales charge (load)
        as a % of the lower of the original
        purchase price or net asset value               none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)/5/
        Management fees                                  0.40%      0.40%      0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%      1.00%      1.00%
                                                         0.46%      0.46%      0.46%
        Other expenses                                   -----      -----      -----
        Total annual Fund operating expenses             1.11%      1.86%      1.86%
        Fee waivers and/or reimbursements               (0.05)%    (0.05)%    (0.05)%
                                                        -------    -------    -------
        Total net expenses/6/                            1.06%      1.81%      1.81%
                                                         =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     /6/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $430   $662    $913    $1,630
Investor B Shares  $484   $780   $1,001   $1,980
Investor C Shares  $284   $580   $1,001   $2,176

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $184   $580   $1,001   $1,980
Investor C Shares  $184   $580   $1,001   $2,176

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 54.

[Graphic]
     MORE INVESTMENT OPPORTUNITIES

     THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.



NATIONS BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks total return by investing in investment grade fixed income securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  .corporate debt securities, including bonds, notes and debentures

  .U.S. government obligations

  .foreign debt securities denominated in U.S. dollars

  .mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  .asset-backed securities

  .municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

  .allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1993    1994     1995   1996   1997   1998    1999    2000   2001
     ------  -------  ------  -----  -----  -----  -------  -----  -----
     10.61%  (3.51)%  17.05%  1.92%  8.26%  6.94%  (1.45)%  9.83%  7.60%


          *Year-to-date return as of June 30, 2002:  2.05%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  5.90%
Worst: 1st quarter 1994: -2.85%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                Life of
                                 1 year 5 years  Fund*
Investor A Shares Returns Before
 Taxes                           4.15%   5.46%   5.85%
Investor A Shares Returns After
 Taxes on Distributions          1.86%   3.01%   3.30%
Investor A Shares Returns After
 Taxes on Distributions and
 Sale of Fund Shares             2.49%   3.14%   3.39%
Investor B Shares Returns Before
 Taxes                           3.79%   5.47%   5.19%
Investor C Shares Returns Before
 Taxes                           5.80%   5.48%   5.70%
Lehman Aggregate Bond Index
 (reflects no deductions for
 fees, expenses or taxes)        8.44%   7.43%   7.33%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are November 19, 1992, June 7, 1993 and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
  Maximum sales charge (load)
  imposed on purchases,
  as a % of offering price                  3.25%       none       none
  Maximum deferred sales charge (load)
  as a % of the lower of the original
  purchase price or net asset value        none/1/    3.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
  Management fees                           0.40%      0.40%      0.40%
  Distribution (12b-1) and shareholder
  servicing fees                            0.25%      1.00%      1.00%
                                            0.28%      0.28%      0.28%
  Other expenses                           -----      -----      -----
  Total annual Fund operating expenses      0.93%      1.68%      1.68%
                                           =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $417   $612    $824    $1,432
Investor B Shares  $471   $730    $913    $1,788
Investor C Shares  $271   $530    $913    $1,987

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $171   $530    $913    $1,788
Investor C Shares  $171   $530    $913    $1,987

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 54.

[Graphic]
     MULTI-SECTOR APPROACH

     THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.



NATIONS STRATEGIC INCOME FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  .corporate debt securities

  .U.S. government obligations

  .foreign debt securities denominated in U.S. dollars or foreign currencies

  .mortgage-related securities issued by governments and non-government issuers

  .asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the team:

  .looks at a fixed income security's potential to generate both income and price appreciation

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


  .allocates assets primarily among U.S. government obligations and U.S.
   corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  .selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  .tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  .tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Strategic Income Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio and International Bond Portfolio in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1993    1994     1995   1996   1997   1998    1999    2000   2001
     ------  -------  ------  -----  -----  -----  -------  -----  -----
     15.62%  (2.74)%  20.61%  2.21%  8.32%  7.27%  (2.93)%  7.77%  6.40%


          *Year-to-date return as of June 30, 2002:  0.46%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

              Best: 2nd quarter 1995:                       7.42%
              Worst: 1st quarter 1996:                      -3.24%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                    1 year 5 years  Fund*
      Investor A Shares Returns Before Taxes        1.38%   4.25%   6.22%
      Investor A Shares Returns After Taxes on
       Distributions                                -1.01%  1.66%   3.39%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares        0.81%   2.08%   3.56%
      Investor B Shares Returns Before Taxes        0.71%   4.29%   5.39%
      Investor C Shares Returns Before Taxes        4.60%   4.60%   6.28%
      Lehman Aggregate Bond Index (reflects no
       deductions for fees, expenses or taxes)      8.44%   7.43%   7.33%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are November 25, 1992, June 7, 1993 and November 9, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                        Investor A Investor B Investor C
(Fees paid directly from your investment)                 Shares     Shares     Shares
Maximum sales charge (load) imposed on purchases, as a
% of offering price                                       4.75%       none       none
Maximum deferred sales charge (load) as a % of the
lower of the original purchase price or net asset value  none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.50%      0.50%      0.50%
Distribution (12b-1) and shareholder servicing fees       0.25%      1.00%      1.00%
                                                          0.41%      0.41%      0.41%
Other expenses                                            -----      -----      -----
Total annual Fund operating expenses                      1.16%      1.91%      1.91%
                                                         (0.10)%    (0.10)%    (0.10)%
Fee waivers                                              -------    -------    -------
Total net expenses/5/                                     1.06%      1.81%      1.81%
                                                          =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2003. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $578   $817   $1,075   $1,811
Investor B Shares  $684   $890   $1,222   $2,029
Investor C Shares  $284   $590   $1,022   $2,225

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year years 5 years 10 years
Investor B Shares  $184  $590  $1,022   $2,029
Investor C Shares  $184  $590  $1,022   $2,225

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]

      YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 55.

[Graphic]
     HIGH YIELD DEBT SECURITIES

     THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF debt securities WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.



NATIONS HIGH YIELD BOND FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investors Service, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Master
       Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Funds are managed.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     2001
     -----
     8.28%

          *Year-to-date return as of June 30, 2002:  -0.91%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                                        7.35%
     Worst: 3rd quarter 2001:                                       -3.77%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                 Life of
                                          1 year  Fund*
Investor A Shares Returns Before Taxes    3.10%  0.63%
Investor A Shares Returns After Taxes on
 Distributions                            -1.06% -3.45%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares    1.82%  -1.52%
Investor B Shares Returns Before Taxes    2.78%  0.77%
Investor C Shares Returns Before Taxes    6.48%  2.41%
CSFB Global High Yield Index (reflects no
 deductions for fees, expenses or taxes)  6.76%  0.04%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are February 14, 2000, February 17, 2000 and March 8, 2000, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                            Investor A Investor B Investor C
   (Fees paid directly from your investment)     Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price           4.75%        none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                     none/1/     5.00%/2/   1.00%/3/
   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)/5/
   Management fees                               0.55%       0.55%      0.55%
   Distribution (12b-1) and shareholder
    servicing fees                               0.25%       1.00%      1.00%
                                                 0.45%       0.45%      0.45%
   Other expenses                               -----       -----      -----
   Total annual Fund operating expenses          1.25%       2.00%      2.00%
                                                (0.07)%     (0.07)%    (0.07)%
   Fee waivers and/or reimbursements            -------     -------    -------
   Total net expenses/6/                         1.18%       1.93%      1.93%
                                                =====       =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the table above are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     /6/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $590   $847   $1,123   $1,911
Investor B Shares  $696   $921   $1,271   $2,128
Investor C Shares  $296   $621   $1,071   $2,322

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $196   $621   $1,071   $2,128
Investor C Shares  $196   $621   $1,071   $2,322

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already in feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                           Maximum  Actual fee
                                           advisory  paid last
                                             fee    fiscal year
Nations Short-Term Income Fund              0.30%      0.20%
Nations Short-Intermediate Government Fund  0.30%      0.30%
Nations Government Securities Fund          0.50%      0.40%
Nations Intermediate Bond Fund/1/           0.40%      0.32%
Nations Bond Fund                           0.40%      0.40%
Nations Strategic Income Fund               0.50%      0.40%
Nations High Yield Bond Fund/1/             0.55%      0.48%

/1/These Funds don't have their own investment adviser because they invest in Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BA Advisors is the investment adviser to the Master Portfolios.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
Nations Short-Term Income Fund             Fixed Income Management Team
Nations Short-Intermediate Government Fund Fixed Income Management Team
Nations Government Securities Fund         Fixed Income Management Team
Nations Intermediate Bond Fund/1/          Fixed Income Management Team
Nations Bond Fund                          Fixed Income Management Team
Nations Strategic Income Fund              Fixed Income Management Team

/1/Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019


MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                 CSFB
            MacKay Shields Global High Yield
            Composite (%)      Index (%)
one year         9.12%           5.78%
three years      5.45%           1.17%
five years       7.57%           3.24%
ten years       12.79%           7.83%

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                         CSFB
                    MacKay Shields Global High Yield
                    Composite (%)      Index (%)
2001                     9.1%            5.7%
2000                    (3.4)%          (5.2)%
1999                    10.7%            3.3%
1998                     5.0%            0.6%
1997                    15.9%           12.6%
1996                    19.6%           12.4%
1995                    21.2%           17.4%
1994                     2.6%           (1.0)%
1993                    23.1%           18.9%
1992                    23.4%           16.7%
1991 (since 7/1/91)     12.8%           12.9%

This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

Government & Corporate Bond Funds (except Nations High Yield Bond Fund) 0.22%
Nations High Yield Bond Fund                                            0.23%

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]

      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

[Graphic]

      BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                                     Nations
                                               Nations              Government
                                          Short-Intermediate     Securities Fund,
                                           Government Fund,     Nations Strategic
                          Nations        Nations Intermediate      Income Fund,
                        Short-Term            Bond Fund,        Nations High Yield
Investor A Shares       Income Fund       Nations Bond Fund         Bond Fund
Maximum amount
you can buy              no limit              no limit              no limit
Maximum front-end
sales charge               1.00%                 3.25%                 4.75%
Maximum deferred
sales charge/1/            none                  none                  none
Maximum annual
distribution               0.25%                 0.25%                 0.25%
and shareholder    distribution (12b-1)/ distribution (12b-1)/ distribution (12b-1)/
servicing fees        service fee/2/          service fee           service fee
Conversion feature         none                  none                  none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A
 Shares -- Contingent deferred sales charge for details.

/2/Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                          Nations             Nations
                                     Short-Intermediate      Government
                                      Government Fund,    Securities Fund,
                                    Nations Intermediate Nations Strategic
                       Nations           Bond Fund,         Income Fund,
                      Short-Term          Nations        Nations High Yield
Investor B Shares       Income           Bond Fund           Bond Fund
Maximum amount
you can buy            $250,000          $250,000            $250,000
Maximum front-end
sales charge             none              none                none
Maximum deferred
sales charge             none            3.00%/1/            5.00%/1/
Redemption fee           none              none                none
Maximum annual          0.75%              0.75%               0.75%
distribution and     distribution      distribution        distribution
shareholder        (12b-1) fee and    (12b-1) fee and     (12b-1) fee and
servicing fees     0.2% service fee  0.25% service fee   0.25% service fee
Conversion feature       none               yes                 yes

/1/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

                                           Nations             Nations
                                      Short-Intermediate      Government
                                       Government Fund,    Securities Fund,
                                     Nations Intermediate Nations Strategic
                        Nations           Bond Fund,         Income Fund,
                      Short-Term           Nations        Nations High Yield
Investor C Shares     Income Fund         Bond Fund           Bond Fund
Maximum amount
you can buy            no limit           no limit            no limit
Maximum front-end
sales charge             none               none                none
Maximum deferred
sales charge/1/          1.00%              1.00%               1.00%
Redemption fee           none               none                none
Maximum annual           0.75%              0.75%               0.75%
distribution and     distribution       distribution        distribution
shareholder         (12b-1) fee and    (12b-1) fee and     (12b-1) fee and
servicing fees     0.25% service fee  0.25% service fee   0.25% service fee
Conversion feature       none               none                none

/1/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES
     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

       Nations Short-Term Income Fund
                                                              Amount
                                                             retained
                                                            by selling
                            Sales charge   Sales charge       agents
                           as a % of the   as a % of the  as a % of the
                           offering price net asset value offering price
       Amount you bought     per share       per share      per share
       $0 - $99,999            1.00%           1.01%          0.75%
       $100,000 - $249,999     0.75%           0.76%          0.50%
       $250,000 - $999,999     0.50%           0.50%          0.40%
       $1,000,000 or more      0.00%           0.00%         1.00%/1/

      Nations Short-Intermediate Government Fund
      Nations Intermediate Bond Fund
      Nations Bond Fund

                                                               Amount
                                                              retained
                                                             by selling
                             Sales charge   Sales charge       agents
                            as a % of the   as a % of the  as a % of the
                            offering price net asset value offering price
       Amount you bought      per share       per share      per share
       $0 - $99,999             3.25%           3.36%          3.00%
       $100,000 - $ 249,999     2.50%           2.56%          2.25%
       $250,000 - $ 499,999     2.00%           2.04%          1.75%
       $500,000 - $ 999,999     1.50%           1.53%          1.25%
       $1,000,000 or more       0.00%           0.00%         1.00%/1/

      Nations Government Securities Fund
      Nations Strategic Income Fund
      Nations High Yield Bond Fund

                                                              Amount
                                                             retained
                                                            by selling
                            Sales charge   Sales charge       agents
                           as a % of the   as a % of the  as a % of the
                           offering price net asset value offering price
       Amount you bought     per share       per share      per share
       $0 - $49,999            4.75%           4.99%          4.25%
       $50,000 - $99,999       4.50%           4.71%          4.00%
       $100,000 - $249,999     3.50%           3.63%          3.00%
       $250,000 - $499,999     2.50%           2.56%          2.25%
       $500,000 - $999,999     2.00%           2.04%          1.75%
       $1,000,000 or more      0.00%           0.00%         1.00%/1/

     /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.

     CONTINGENT DEFERRED SALES CHARGE

     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund

If you sell your shares
during the following year:            You'll pay a CDSC of:
-------------------------------------------------------------------

                                 Shares
                               you bought Shares you bought between
                                 after     8/1/1997 and 11/15/1998
                               11/15/1998 in the following amounts:
                               ---------- -------------------------

                                                        $500,000  -
                                          $0 - $499,999   $999,999
the first year you own them       3.0%        3.0%         2.0%
the second year you own them      3.0%        2.0%         1.0%
the third year you own them       2.0%        1.0%         none
the fourth year you own them      1.0%        none         none
the fifth year you own them       none        none         none
the sixth year you own them       none        none         none
after six years of owning them    none        none         none

 Nations Government Securities Fund
 Nations Strategic Income Fund
 Nations High Yield Bond Fund

If you sell your shares
during the following year:                  You'll pay a CDSC of:
-------------------------------------------------------------------------------

                                 Shares
                               you bought       Shares you bought between
                                 after           8/1/1997 and 11/15/1998
                               11/15/1998       in the following amounts:
                               ---------- -------------------------------------

                                                        $250,000  - $500,000  -
                                          $0 - $249,999   $499,999   $999,999
the first year you own them       5.0%        4.0%         3.0%        2.0%
the second year you own them      4.0%        3.0%         2.0%        1.0%
the third year you own them       3.0%        3.0%         1.0%        none
the fourth year you own them      3.0%        2.0%         none        none
the fifth year you own them       2.0%        1.0%         none        none
the sixth year you own them       1.0%        none         none        none
after six years of owning them    none        none         none        none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

     Nations Short-Intermediate Government Fund
     Nations Intermediate Bond Fund
     Nations Bond Fund

                           Will convert to Investor
Investor B Shares you        A Shares after you've
bought                          owned them for
after November 15, 1998           eight years
between August 1,
1997 and November 15, 1998
 $0 - $249,999                     six years
 $250,000 - $499,999               six years
 $500,000 - $999,999              five years
before August 1, 1997              six years

     Nations Government Securities Fund
     Nations Strategic Income Fund
     Nations High Yield Bond Fund

                           Will convert to Investor
Investor B Shares you        A Shares after you've
bought                          owned them for
after November 15, 1998           eight years
between August 1,
1997 and November 15, 1998
 $0 - $249,999                    nine years
 $250,000 - $499,999               six years
 $500,000 - $999,999              five years
before August 1, 1997             eight years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



[Graphic]

     ABOUT INVESTOR C SHARES
     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL, FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                      Ways to
                    buy, sell or           How much you can buy,
                      exchange               sell or exchange                            Other things to know
                  ---------------- -------------------------------------- --------------------------------------------------
Buying shares     In a lump sum    minimum initial investment:            There is no limit to the amount you can invest
                                   .$1,000 for regular accounts           in Investor A and C Shares. You can invest up to
                                   .$500 for traditional and Roth IRAs,   $250,000 in Investor B Shares.
                                    and Coverdell Education Savings       Investor B Shares are only available to existing
                                    Accounts                              customers of Nations Short-Term Income Fund.
                                   .$250 for certain fee-based accounts
                                   .no minimum for certain retirement
                                    plan accounts like 401(k) plans and
                                    SEP accounts, but other restrictions
                                    apply
                                   minimum additional investment:
                                   .$100 for all accounts
                  Using our        minimum initial investment:            You can buy shares twice a month, monthly or
                  Systematic       .$ 100                                 quarterly, using automatic transfers from your
                  Investment Plan  minimum additional investment:         bank account.
                                   .$ 50
----------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum    .you can sell up to $50,000 of your    We'll deduct any CDSC from the amount you're
                                    shares by telephone, otherwise        selling and send you or your selling agent the
                                    there are no limits to the amount     balance, usually within three business days of
                                    you can sell                          receiving your order.
                                   .other restrictions may apply to       If you paid for your shares with a check that
                                    withdrawals from retirement plan      wasn't certified, we'll hold the sale proceeds
                                    accounts                              when you sell those shares for at least 15 days
                                                                          after the trade date of the purchase, or until the
                                                                          check has cleared.
                  Using our        .minimum $25 per withdrawal            Your account balance must be at least $10,000
                  Automatic                                               to set up the plan. You can make withdrawals
                  Withdrawal Plan                                         twice a month, monthly, quarterly, bi-annually
                                                                          or annually. We'll send your money by check or
                                                                          deposit it directly to your bank account. No
                                                                          CDSC is deducted if you withdraw 12% or less
                                                                          of the value of your shares in a class.
----------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum    .minimum $1,000 per exchange           You can exchange your Investor A Shares for
                                                                          Investor A Shares of any other Nations Fund,
                                                                          except Index Funds. You won't pay a front-end
                                                                          sales charge, CDSC or redemption fee on the
                                                                          shares you're exchanging.
                                                                          You can exchange your Investor B Shares for
                                                                          Investor B Shares of any other Nations Fund.
                                                                          You can exchange your Investor C Shares for
                                                                          Investor C Shares of any other Nations Fund.
                                                                          If you received Investor C Shares of a Fund from
                                                                          an exchange of Investor A Shares of a
                                                                          Managed Index Fund, you can also exchange
                                                                          these shares for Investor A Shares of an Index
                                                                          Fund.
                                                                          You won't pay a CDSC on the shares you're
                                                                          exchanging.
                  Using our        .minimum $25 per exchange              You must already have an investment in the
                  Automatic                                               Funds into which you want to exchange. You
                  Exchange Feature                                        can make exchanges monthly or quarterly.

[Graphic]

     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell you shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.

       .If you set up the plan after you've opened your account, your signature must be guaranteed.

       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

       .We'll send you a check or deposit the money directly to your bank account.

       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

         .If you received Investor A Shares of Nations Short-Term Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

          .Investor B Shares of any other Nations Fund, except Nations Money
           Market Funds; or

          .Investor B Shares of Nations Money Market Funds.

          A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Funds you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                  Maximum annual distribution (12b-1)
                                     and shareholder servicing fees
                              (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee/1/
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

/1/Nations Short-Term Income Fund pays this fee under a separate servicing plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN
     TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.




[Graphic]
      Distributions and taxes


ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, all of the Funds, except Nations Intermediate Bond Fund and Nations High Yield Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund and Nations High Yield Bond Fund normally declare and pay distributions of net investment income monthly. The Funds may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate taxable income each year without generating cash for distributions. The Funds may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders generally won't be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year, their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights


The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SHORT-TERM INCOME FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                             03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $9.81      $9.51      $9.79      $9.77       $9.68
Net investment income                            0.45       0.56       0.54       0.54       0.54
Net realized and unrealized gain/(loss) on
 investments                                     0.02       0.30      (0.28)      0.02       0.09
Net increase/(decrease) in net asset value
 from operations                                 0.47       0.86       0.26       0.56       0.63
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.45)     (0.56)     (0.54)     (0.54)     (0.54)
Net asset value, end of year                    $9.83      $9.81      $9.51      $9.79       $9.77
TOTAL RETURN++                                  4.91%      9.28%      2.76%      5.85%       6.67%
=====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $99,453     $7,658    $11,831    $14,652     $13,688
Ratio of operating expenses to average net
 assets                                        0.77%(a)   0.76%(a)   0.73%(a)   0.70%(a)  0.76%(a)(b)
Ratio of net investment income to average net
 assets                                         4.54%      5.79%      5.63%      5.50%       5.55%
Portfolio turnover rate                          80%        42%        62%        64%         66%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.87%(a)   0.86%(a)   0.88%(a)   1.05%(a)   1.06%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                             03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $9.80      $9.51      $9.79      $9.77       $9.68
Net investment income                            0.38       0.48       0.51       0.52       0.53
Net realized and unrealized gain/(loss) on
 investments                                     0.03       0.29      (0.28)      0.02       0.09
Net increase/(decrease) in net asset value
 from operations                                 0.41       0.77       0.23       0.54       0.62
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.38)     (0.48)     (0.51)     (0.52)     (0.53)
Net asset value, end of year                    $9.83      $9.80      $9.51      $9.79       $9.77
TOTAL RETURN++                                  4.25%      8.36%      2.40%      5.70%       6.51%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)              $2,511     $2,515     $2,914     $5,825     $4,602
Ratio of operating expenses to average net
 assets                                        1.52%(a)   1.51%(a)   1.05%(a)   0.85%(a)  0.91%(a)(b)
Ratio of net investment income to average net
 assets                                         3.79%      5.04%      5.31%      5.35%       5.40%
Portfolio turnover rate                          80%        42%        62%        64%         66%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.62%(a)   1.61%(a)   1.63%(a)   1.80%(a)   1.21%(a)

                                 ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES              03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                            $9.80      $9.51      $9.79      $9.77       $9.68
Net investment income             0.38       0.48       0.47       0.52       0.53
Net realized and unrealized
 gain/(loss) on investments       0.03       0.29      (0.28)      0.02       0.09
Net increase/(decrease) in
 net asset value from
 operations                       0.41       0.77       0.19       0.54       0.62
LESS DISTRIBUTIONS:
Dividends from net investment
 income                          (0.38)     (0.48)     (0.47)     (0.52)     (0.53)
Net asset value, end of year     $9.83      $9.80      $9.51      $9.79       $9.77
TOTAL RETURN++                   4.23%      8.37%      1.97%      5.64%       6.51%
=====================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                         $39,515      $833       $987      $1,744     $2,992
Ratio of operating expenses
 to average net assets          1.52%(a)   1.51%(a)   1.50%(a)   1.01%(a)  0.91%(a)(b)
Ratio of net investment
 income to average net assets    3.79%      5.04%      4.86%      5.19%       5.40%
Portfolio turnover rate           80%        42%        62%        64%         66%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements         1.62%(a)   1.61%(a)   1.63%(a)   1.80%(a)   1.21%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                 03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                               $4.15      $3.94      $4.10      $4.12      $3.99
Net investment income                0.17       0.22       0.22       0.21      0.22
Net realized and unrealized
 gain/(loss) on investments          0.01       0.21      (0.16)     (0.02)     0.13
Net increase/(decrease) in net
 asset value from operations         0.18       0.43       0.06       0.19      0.35
LESS DISTRIBUTIONS:
Dividends from net investment
 income                             (0.17)     (0.22)     (0.22)     (0.21)    (0.22)
Net asset value, end of year        $4.16      $4.15      $3.94      $4.10      $4.12
TOTAL RETURN++                      4.42%      11.31%     1.43%      4.76%      8.89%
=======================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                            $41,926    $44,244    $45,341    $44,793    $49,478
Ratio of operating expenses to
 average net assets                0.87%(a)   0.82%(a)   0.80%(a)   0.78%(a)    0.81%
Ratio of net investment income
 to average net assets              4.10%      5.54%      5.39%      5.16%      5.33%
Portfolio turnover rate              486%       108%       177%       242%      538%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                    0.87%(a)   0.84%(a)   0.90%(a)   1.03%(a)    1.01%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND                  FOR A SHARE OUTSTANDING THROUGH EACH YEAR


                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                 03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                               $4.15      $3.94      $4.10      $4.12      $3.99
Net investment income                0.13       0.19       0.19       0.19       0.20
Net realized and unrealized
 gain/(loss) on investments          0.01       0.21      (0.16)     (0.02)      0.13
Net increase/(decrease) in net
 asset value from operations         0.14       0.40       0.03       0.17       0.33
LESS DISTRIBUTIONS:
Dividends from net investment
 income                             (0.13)     (0.19)     (0.19)     (0.19)     (0.20)
Net asset value, end of year        $4.16      $4.15      $3.94      $4.10      $4.12
TOTAL RETURN++                      3.64%      10.46%     0.70%      4.14%      8.35%
=======================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                            $17,474     $8,199     $8,400     $9,591     $9,815
Ratio of operating expenses to
 average net assets                1.62%(a)   1.59%(a)   1.51%(a)   1.38%(a)    1.34%
Ratio of net investment income
 to average net assets              3.35%      4.77%      4.68%      4.56%      4.80%
Portfolio turnover rate              486%       108%       177%       242%       538%
Ratio of operating expenses to
 average net assets without
 waivers and/or
 expense reimbursements            1.62%(a)   1.59%(a)   1.65%(a)   1.78%(a)    1.54%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                 03/31/02#   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of
 year                               $4.14      $3.93      $4.09      $4.12      $3.99
Net investment income                0.12       0.19       0.19       0.19       0.20
Net realized and unrealized
 gain/(loss) on investments          0.01       0.21      (0.16)     (0.03)      0.13
Net increase/(decrease) in net
 asset value from operations         0.13       0.40       0.03       0.16       0.33
LESS DISTRIBUTIONS:
Dividends from net investment
 income                             (0.12)     (0.19)     (0.19)     (0.19)     (0.20)
Net asset value, end of year        $4.15      $4.14      $3.93      $4.09      $4.12
TOTAL RETURN++                      3.63%      10.49%     0.74%      4.05%      8.45%
=======================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)                             $6,820     $1,079      $661      $1,190     $1,808
Ratio of operating expenses to
 average net assets                1.62%(a)   1.59%(a)   1.54%(a)   1.34%(a)    1.31%
Ratio of net investment income
 to average net assets              3.35%      4.77%      4.65%      4.60%      4.83%
Portfolio turnover rate              486%       108%       177%       242%       538%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                    1.62%(a)   1.59%(a)   1.65%(a)   1.78%(a)    1.51%

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT SECURITIES
FUND                             FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                          03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year           $9.86      $9.37      $9.86      $9.90       $9.39
Net investment income                         0.42       0.57       0.57       0.56       0.52
Net realized and unrealized gain/(loss) on
 investments                                 (0.08)      0.49      (0.50)     (0.05)      0.51
Net increase/(decrease) in net asset value
 from operations                              0.34       1.06       0.07       0.51       1.03
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.42)     (0.57)     (0.56)     (0.55)     (0.52)
Net asset value, end of year                 $9.78      $9.86      $9.37      $9.86       $9.90
TOTAL RETURN++                               3.45%      11.70%     0.80%      5.16%      11.37%
==================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)          $54,167    $57,641    $57,485    $19,167     $8,509
Ratio of operating expenses to average net
 assets                                     0.98%(a)   1.00%(a)   1.03%(b)   0.98%(a)  1.10%(a)(b)
Ratio of net investment income to average
 net assets                                  4.19%      5.96%      5.92%      5.45%       5.38%
Portfolio turnover rate                       522%       183%       348%       600%       303%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.11%(a)   1.11%(a)    1.15%     1.09%(a)   1.24%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT SECURITIES
FUND                             FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                          03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year           $9.87      $9.38      $9.86      $9.90       $9.39
Net investment income                         0.34       0.50       0.49       0.49       0.47
Net realized and unrealized gain/(loss) on
 investments                                 (0.08)      0.49      (0.48)     (0.04)      0.51
Net increase/(decrease) in net asset value
 from operations                              0.26       0.99       0.01       0.45       0.98
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.34)     (0.50)     (0.49)     (0.49)     (0.47)
Net asset value, end of year                 $9.79      $9.87      $9.38      $9.86       $9.90
TOTAL RETURN++                               2.67%      10.86%     0.22%      4.53%      10.78%
==================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)          $49,611    $27,544    $26,988    $30,109     $32,391
Ratio of operating expenses to average net
 assets                                     1.73%(a)   1.75%(a)   1.72%(b)   1.58%(a)  1.63%(a)(b)
Ratio of net investment income to average
 net assets                                  3.44%      5.21%      5.23%      4.85%       4.85%
Portfolio turnover rate                       522%       183%       348%       600%       303%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.86%(a)   1.86%(a)    1.90%     1.84%(a)   1.77%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT SECURITIES FUND  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES         03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of year          $9.84      $9.34      $9.86      $9.90       $9.39
Net investment income        0.34       0.52       0.49       0.49       0.48
Net realized and
 unrealized gain/(loss)
 on investments             (0.08)      0.48      (0.52)     (0.04)      0.51
Net increase/(decrease)
 in net asset value from
 operations                  0.26       1.00      (0.03)      0.45       0.99
LESS DISTRIBUTIONS:
Dividends from net
 investment income          (0.34)     (0.50)     (0.49)     (0.49)     (0.48)
Net asset value, end of
 year                       $9.76      $9.84      $9.34      $9.86       $9.90
TOTAL RETURN++              2.68%      11.03%    (0.22)%     4.52%      10.84%
================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's)                 $2,200     $1,213      $238       $213       $735
Ratio of operating
 expenses to average net
 assets                    1.73%(a)   1.75%(a)   1.78%(b)   1.59%(a)  1.58%(a)(b)
Ratio of net investment
 income to average net
 assets                     3.44%      5.21%      5.17%      4.84%       4.90%
Portfolio turnover rate      522%       183%       348%       600%       303%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements            1.86%(a)   1.86%(a)    1.90%     1.84%(a)   1.72%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE BOND FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                          YEAR ENDED YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES*        03/31/02#  03/31/01#    03/31/00     05/14/99    02/28/99   02/28/98
OPERATING PERFORMANCE:
Net asset value,
 beginning of period        $9.55      $9.15       $9.50        $9.52       $9.69      $9.54
Net investment income       0.47       0.56        0.46         0.10        0.50       0.49
Net realized and
 unrealized gain/(loss)
 on investments            (0.12)      0.40       (0.34)       (0.04)      (0.03)      0.20
Net increase in net
 asset value from
 operations                 0.35       0.96        0.12         0.06        0.47       0.69
LESS DISTRIBUTIONS:
Dividends from net
 investment income         (0.47)     (0.56)      (0.47)       (0.08)      (0.53)     (0.51)
Distributions from net
 realized capital gains      --         --          --           --        (0.11)     (0.03)
Total dividends and
 distributions             (0.47)     (0.56)      (0.47)       (0.08)      (0.64)     (0.54)
Net asset value, end of
 period                     $9.43      $9.55       $9.15        $9.50       $9.52      $9.69
TOTAL RETURN++              3.66%     10.88%       1.34%        0.66%       4.89%      7.40%
==============================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)         $58,167    $62,617     $45,207      $61,412     $63,404    $41,875
Ratio of operating
 expenses to average net
 assets                     1.03%      1.03%      1.06%+       1.09%+       0.90%      0.90%
Ratio of net investment
 income to average net
 assets                     4.55%      6.06%      5.83%+       4.90%+       5.14%      5.50%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.11%      1.06%      1.30%+       1.12%+       0.90%      1.21%

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond
                                 Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                             03/31/02#  03/31/01#   03/31/00*
OPERATING PERFORMANCE:
Net asset value, beginning of period            $9.51      $9.13       $9.52
Net investment income                            0.40       0.47        0.22
Net realized and unrealized gain/(loss) on
 investments                                    (0.12)      0.42       (0.36)
Net increase/(decrease) in net asset value
 from operations                                 0.28       0.89       (0.14)
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.40)     (0.51)      (0.25)
Net asset value, end of period                  $9.39      $9.51       $9.13
TOTAL RETURN++                                  2.94%      9.99%       1.33%
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $7,003     $1,290       $256
Ratio of operating expenses to average net
 assets                                         1.78%      1.78%       1.81%+
Ratio of net investment income to average net
 assets                                         3.80%      5.31%       5.08%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 1.86%      1.81%       2.05%+

                                 * Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND FUND   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR C           YEAR ENDED YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED
 SHARES*             03/31/02#  03/31/01#    03/31/00     05/14/99    02/28/99   02/28/98
OPERATING
 PERFORMANCE:
Net asset
 value,
 beginning of
 period                $10.47     $9.32       $9.56        $9.59       $9.72      $9.54
Net investment
 income                 0.39       0.47        0.34         0.09        0.46       0.44
Net realized
 and
 unrealized
 gain/(loss)
 on Investments        (0.08)      1.09       (0.23)       (0.04)        --        0.19
Net increase
 in net asset
 value
 from operations        0.31       1.56        0.11         0.05        0.46       0.63
LESS
 DISTRIBUTIONS:
Dividends from
 net
 investment
 income                (0.39)     (0.41)      (0.35)       (0.08)      (0.48)     (0.42)
Distributions
 from net
 realized
 capital gains           --         --          --           --        (0.11)     (0.03)
Total
 dividends and
 distributions         (0.39)     (0.41)      (0.35)       (0.08)      (0.59)     (0.45)
Net asset
 value, end of
 period                $10.39     $10.47      $9.32        $9.56       $9.59      $9.72
TOTAL RETURN++         2.94%      17.06%      1.18%        0.47%       4.76%      6.80%
==========================================================================================
RATIOS TO
 AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets,
 end of period
 (in 000's)            $2,586      $797        $15          $469        $495       $513
Ratio of
 operating
 expenses to
 average net
 assets                1.78%      1.78%       1.81%+       1.57%+      1.39%      1.39%
Ratio of net
 investment
 income to
 average net
 assets                3.80%      5.31%       5.08%+       4.42%+      4.67%      4.99%
Ratio of
 operating
 expenses to
 average net
 assets without
 waivers
 and/or
 expense
 reimbursements        1.86%      1.81%       2.05%+       1.84%+      1.65%      1.73%

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond
                                 Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS BOND FUND                FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02#    03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                   $9.78      $9.37      $9.93      $10.03      $9.62
Net investment income                                0.51        0.60      0.57        0.57       0.56
Net realized and unrealized gain/(loss) on
 investments                                        (0.13)       0.41     (0.52)      (0.04)      0.41
Net increase/(decrease) in net asset value
 from operations                                     0.38        1.01      0.05        0.53       0.97
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.51)      (0.60)    (0.57)      (0.57)     (0.56)
Distributions from net realized capital gains         --          --      (0.04)      (0.06)       --
Total dividends and distributions                   (0.51)      (0.60)    (0.61)      (0.63)     (0.56)
Net asset value, end of year                         $9.65      $9.78      $9.37      $9.93      $10.03
TOTAL RETURN++                                       3.96%      11.11%     0.74%      5.40%      10.30%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                  $40,902    $27,220    $23,420    $32,119     $26,054
Ratio of operating expenses to average net
 assets                                           0.93%(a)(b)  0.92%(a)    0.90%     0.88%(a)  0.92%(a)(b)
Ratio of net investment income to average
  net assets                                         5.16%      6.28%      5.97%      5.66%       5.66%
Portfolio turnover rate                              314%        120%       63%        107%       244%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements    0.93%(a)    0.92%(a)    0.94%     1.03%(a)   1.03%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BOND FUND                FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                                 03/31/02#    03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                   $9.78      $9.37      $9.93      $10.03      $9.62
Net investment income                                0.44        0.52       0.50       0.51       0.51
Net realized and unrealized gain/(loss) on
 investments                                        (0.12)       0.41      (0.52)     (0.04)      0.41
Net increase/(decrease) in net asset value
 from operations                                     0.32        0.93      (0.02)      0.47       0.92
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.44)      (0.52)     (0.50)     (0.51)     (0.51)
Distributions from net realized capital gains         --          --       (0.04)     (0.06)       --
Total dividends and distributions                   (0.44)      (0.52)     (0.54)     (0.57)     (0.51)
Net asset value, end of year                         $9.66      $9.78      $9.37      $9.93      $10.03
TOTAL RETURN++                                       3.29%      10.29%     0.05%      4.76%       9.73%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                  $16,877     $6,994     $5,637     $5,440     $2,662
Ratio of operating expenses to average net
 assets                                           1.68%(a)(b)  1.67%(a)    1.59%     1.48%(a)  1.47%(a)(b)
Ratio of net investment income to average
  net assets                                         4.41%      5.53%      5.28%      5.06%       5.11%
Portfolio turnover rate                              314%        120%       63%        107%       244%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements    1.68%(a)    1.67%(a)    1.69%     1.78%(a)   1.58%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BOND FUND                FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                             03/31/02#    03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year               $9.78      $9.37      $9.93      $10.03      $9.62
Net investment income                            0.44        0.52      0.48        0.51       0.52
Net realized and unrealized gain/(loss) on
 investments                                    (0.13)       0.41     (0.52)      (0.04)      0.41
Net increase/(decrease) in net asset value
 from operations                                 0.31        0.93     (0.04)       0.47       0.93
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.44)      (0.52)    (0.48)      (0.51)     (0.52)
Distributions from net realized capital gains     --          --      (0.04)      (0.06)       --
Total dividends and distributions               (0.44)      (0.52)    (0.52)      (0.57)     (0.52)
Net asset value, end of year                     $9.65      $9.78      $9.37      $9.93      $10.03
TOTAL RETURN++                                   3.18%      10.28%    (0.24)%     4.90%       9.87%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)              $2,387      $1,321     $934       $1,137      $943
Ratio of operating expenses to average net
 assets                                       1.68%(a)(b)  1.67%(a)    1.67%     1.40%(a)  1.42%(a)(b)
Ratio of net investment income to average net
 assets                                          4.41%      5.53%      5.20%      5.14%       5.16%
Portfolio turnover rate                          314%        120%       63%        107%       244%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.68%(a)    1.67%(a)    1.69%     1.78%(a)   1.53%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC INCOME FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02#  03/31/01#   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $9.88      $9.52      $10.31     $10.55     $10.11
Net investment income                                0.57      0.63        0.65       0.63       0.63
Net realized and unrealized gain/(loss) on
 investments                                        (0.28)     0.36       (0.79)     (0.14)      0.44
Net increase/(decrease) in net asset value
 from operations                                     0.29      0.99       (0.14)      0.49       1.07
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.57)    (0.63)      (0.65)     (0.63)     (0.63)
Distributions from net realized capital gains         --        --       (0.00)##    (0.10)       --
Total dividends and distributions                   (0.57)    (0.63)      (0.65)     (0.73)     (0.63)
Net asset value, end of year                        $9.60      $9.88      $9.52      $10.31     $10.55
TOTAL RETURN++                                      3.05%     10.80%     (1.30)%     4.74%      10.80%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                 $26,543    $29,102    $30,870    $12,954    $11,946
Ratio of operating expenses to average net
 assets                                            1.06%(a)    0.97%     0.96%(a)   0.95%(a)   0.98%(a)
Ratio of net investment income to average net
 assets                                             5.51%      6.51%      6.55%      6.02%      6.02%
Portfolio turnover rate                              199%      238%        107%       94%        203%
Ratio of operating expenses to average net assets
 without waivers and/or expense
 reimbursements                                    1.16%(a)    1.09%     1.15%(a)   1.05%(a)   1.08%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR B SHARES                               03/31/02#  03/31/01#   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $9.89      $9.52      $10.31     $10.55     $10.11
Net investment income                              0.50      0.56        0.59       0.57       0.57
Net realized and unrealized gain/(loss) on
 investments                                      (0.28)     0.37       (0.79)     (0.14)      0.44
Net increase/(decrease) in net asset value from
 operations                                        0.22      0.93       (0.20)      0.43       1.01
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.50)    (0.56)      (0.59)     (0.57)     (0.57)
Distributions from net realized capital gains       --        --       (0.00)##    (0.10)       --
Total dividends and distributions                 (0.50)    (0.56)      (0.59)     (0.67)     (0.57)
Net asset value, end of year                      $9.61      $9.89      $9.52      $10.31     $10.55
TOTAL RETURN++                                    2.28%     10.08%     (1.98)%     4.11%      10.18%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $45,960    $50,251    $55,946    $67,651    $65,248
Ratio of operating expenses to average net
 assets                                          1.81%(a)    1.72%     1.65%(a)   1.55%(a)   1.55%(a)
Ratio of net investment income to average net
 assets                                           4.76%      5.76%      5.86%      5.42%      5.45%
Portfolio turnover rate                            199%      238%        107%       94%        203%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.91%(a)    1.84%     1.90%(a)   1.80%(a)   1.65%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR C SHARES                               03/31/02#  03/31/01#   03/31/00  03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $9.88      $9.52      $10.31     $10.55     $10.11
Net investment income                              0.50       0.56       0.58       0.57       0.58
Net realized and unrealized gain/(loss) on
 investments                                      (0.28)      0.36      (0.79)     (0.14)      0.44
Net increase/(decrease) in net asset value from
 operations                                        0.22       0.92      (0.21)      0.43       1.02
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.50)     (0.56)     (0.58)     (0.57)     (0.58)
Distributions from net realized capital gains       --         --      (0.00)##    (0.10)       --
Total dividends and distributions                 (0.50)     (0.56)     (0.58)     (0.67)     (0.58)
Net asset value, end of year                      $9.60      $9.88      $9.52      $10.31     $10.55
TOTAL RETURN++                                    2.28%      9.98%     (2.04)%     4.09%      10.27%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                $1,997     $1,527     $1,202     $1,474     $2,090
Ratio of operating expenses to average net
 assets                                          1.81%(a)    1.72%     1.71%(a)   1.56%(a)   1.46%(a)
Ratio of net investment income to average net
 assets                                           4.76%      5.76%      5.80%      5.41%      5.54%
Portfolio turnover rate                            199%       238%       107%       94%        203%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.91%(a)    1.84%     1.90%(a)   1.80%(a)   1.56%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS HIGH YIELD BOND FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                             03/31/02#  03/31/01#   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $9.22      $9.88      $10.00
Net investment income                           0.80        0.96       0.08
Net realized and unrealized gain/(loss) on
 investments                                   (0.32)      (0.58)     (0.12)
Net increase/(decrease) in net asset value
 from operations                                0.48        0.38      (0.04)
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.85)      (1.04)     (0.08)
Distributions from net realized capital gains  (0.05)        --         --
Total dividends and distributions              (0.90)      (1.04)     (0.08)
Net asset value, end of period                  $8.80      $9.22       $9.88
TOTAL RETURN++                                  5.69%      3.99%      (0.33)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $31,551     $8,344      $371
Ratio of operating expenses to average net
 assets                                         1.18%      1.18%      1.18%+
Ratio of net investment income to average net
 assets                                         9.50%      10.72%     6.78%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 1.25%      1.70%      12.91%+

                                 * High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                             03/31/02#  03/31/01#   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $9.21      $9.88      $10.00
Net investment income                           0.76       0.92        0.07
Net realized and unrealized gain/(loss) on
 investments                                   (0.33)     (0.62)      (0.12)
Net increase/(decrease) in net asset value
 from operations                                0.43       0.30       (0.05)
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.79)     (0.97)      (0.07)
Distributions from net realized capital gains  (0.05)       --          --
Total dividends and distributions              (0.84)     (0.97)      (0.07)
Net asset value, end of period                  $8.80      $9.21       $9.88
TOTAL RETURN++                                  5.06%      3.29%      (0.47)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $64,091    $22,106     $3,426
Ratio of operating expenses to average net
 assets                                         1.93%      1.93%      1.93%+
Ratio of net investment income to average net
 assets                                         8.75%      9.97%      6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 2.00%      2.45%      13.66%+

                                 * High Yield Bond Fund Investor B Shares commenced operations on February 17, 2000. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                        03/31/02#  03/31/01#   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period       $9.19      $9.87      $10.02
Net investment income                      0.76        0.90       0.04
Net realized and unrealized gain/(loss)
 on investments                           (0.34)      (0.61)     (0.12)
Net increase/(decrease) in net asset
 value from operations                     0.42        0.29      (0.08)
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.79)      (0.97)     (0.07)
Distributions from net realized capital
 gains                                    (0.05)        --         --
Total dividends and distributions         (0.84)      (0.97)     (0.07)
Net asset value, end of period             $8.77      $9.19       $9.87
TOTAL RETURN++                             4.96%      3.20%      (0.76)%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)      $15,213     $1,891       $59
Ratio of operating expenses to average
 net
  assets                                   1.93%      1.93%      1.93%+
Ratio of net investment income to
 average net assets                        8.75%      9.97%      6.03%+
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    2.00%      2.45%      13.66%+

                                 * High Yield Bond Fund Investor C Shares commenced operations on March 8, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
       Terms used in this prospectus


Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Bond - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commerical paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commerical paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 1-Year Municipal Bond Index - a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Credit Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Quality Intermediate Municipal Index - a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

   SEC file number:
   Nations Funds Trust, 811-09645

   BONDPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Funds Government & Corporate Bond Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]

Nations Marsico Funds
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002


Nations Marsico
Growth Fund

Nations Marsico
Focused Equities
Fund

Nations Marsico
21st Century
Fund

Nations Marsico
International
Opportunities Fund

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 68.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Funds Stock Funds -- Nations Marsico Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
The Nations Marsico Funds invest primarily in equity securities. Nations Marsico Focused Equities Fund and Nations Marsico Growth Fund invest primarily in securities of large capitalization U.S. companies. Nations Marsico 21st Century Fund invests primarily in securities of U.S. or foreign companies of any size. Nations Marsico International Opportunities Fund invests primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Nations Marsico Funds generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.
     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISER STARTING ON
      PAGE 30.



[Graphic]
        ABOUT THE FUNDS

      NATIONS MARSICO GROWTH FUND                                      4
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MARSICO FOCUSED EQUITIES FUND                           10
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MARSICO 21ST CENTURY FUND                               16
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                22
      Sub-adviser: Marsico Capital Management, LLC
      -------------------------------------------------------------------
      OTHER IMPORTANT INFORMATION                                     28
      -------------------------------------------------------------------
      HOW THE FUNDS ARE MANAGED                                       30

[Graphic]
      ABOUT YOUR INVESTMENT

       INFORMATION FOR INVESTORS
         Choosing a share class                                       33
           About Investor A Shares                                    34
             Front-end sales charge                                   34
             Contingent deferred sales charge                         35
           About Investor B Shares                                    35
             Contingent deferred sales charge                         35
           About Investor C Shares                                    37
             Contingent deferred sales charge                         37
           Redemption fees                                            37
           When you might not have to pay a sales charge or
             redemption fee                                           37
         Buying, selling and exchanging shares                        42
           How orders are processed                                   44
         How selling and servicing agents are paid                    50
         Distributions and taxes                                      52
       -----------------------------------------------------------------
       FINANCIAL HIGHLIGHTS                                           55
       -----------------------------------------------------------------
       TERMS USED IN THIS PROSPECTUS                                  68
       -----------------------------------------------------------------
       WHERE TO FIND MORE INFORMATION                         BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A ''FEEDER FUND.'' A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A ''MASTER PORTFOLIO.'' MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. MARSICO ON PAGE 31.


[Graphic]
     WHY INVEST IN A GROWTH
     FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

     WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Growth Fund has the following risks:

      .Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     PRIOR TO JANUARY 1, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                  [CHART]

      1998     1999      2000       2001
     ------   ------   -------    -------
     38.62%   52.11%   (15.47)%   (19.76)%

          *Year-to-date return as of June 30, 2002:  -0.21%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  35.19%
Worst: 3rd quarter 2001: -17.33%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.


                                                              Life of
                                                      1 year   Fund*
Investor A Shares Returns Before Taxes                -24.36%  7.75%
Investor A Shares Returns After Taxes on
 Distributions                                        -24.36%  7.64%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares                -14.83%  6.29%
Investor B Shares Returns Before Taxes                -24.32%  8.03%
Investor C Shares Returns Before Taxes                -21.17%  8.64%
S&P 500 (reflects no deductions for fees, expenses or
 taxes)                                               -11.88%  5.67%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                             Investor A   Investor B Investor C
   (Fees paid directly from your investment)      Shares       Shares     Shares
  Maximum sales charge (load) imposed on
  purchases, as a % of offering price             5.75%         none       none
  Maximum deferred sales charge (load) as
  a % of the lower of the original purchase
  price or net asset value                       none/1/      5.00%/2/   1.00%/3/

  ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's
    assets)/5/
  Management fees                                 0.75%        0.75%      0.75%
  Distribution (12b-1) and shareholder
  servicing fees                                  0.25%        1.00%      1.00%
                                                  0.39%        0.39%      0.39%
  Other expenses                                 -----        -----      -----
  Total annual Fund operating expenses            1.39%        2.14%      2.14%
                                                 =====        =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
          - About Investor C Shares - Contingent deferred sales charge for details.
     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
     /5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $709   $990   $1,293   $2,151
Investor B Shares  $717   $970   $1,349   $2,282
Investor C Shares  $317   $670   $1,149   $2,472

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $217   $670   $1,149   $2,282
Investor C Shares  $217   $670   $1,149   $2,472

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. MARSICO ON PAGE 31.

[Graphic]
     WHAT IS A FOCUSED FUND?

     A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO FOCUSED EQUITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.






[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                [CHART]

      1998     1999      2000       2001
     ------   ------   --------   --------
     50.14%   52.85%   (17.32)%   (19.11)%


          *Year-to-date return as of June 30, 2002:  1.13%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:                       33.11%
Worst: 1st quarter 2001:                      -17.77%

[Graphic]

     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investments and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                  Life of
                                          1 year   Fund*
Investor A Shares Returns Before Taxes    -23.77% 9.67%
Investor A Shares Returns After Taxes on
 Distributions                            -23.77% 9.50%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares    -14.48% 7.87%
Investor B Shares Returns Before Taxes    -23.75% 10.03%
Investor C Shares Returns Before Taxes    -20.54% 10.66%
S&P 500 (reflects no deductions for fees,
 expenses or taxes)                       -11.88% 5.67%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is December 31, 1997. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                           Investor A Investor B Investor C
   (Fees paid directly from your investment)    Shares     Shares     Shares
  Maximum sales charge (load) imposed on
  purchases, as a % of offering price           5.75%       none       none
  Maximum deferred sales charge (load) as a
  % of the lower of the original purchase
  price or net asset value                     none/1/    5.00%/2/   1.00%/3/
   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)/5/
  Management fees                               0.75%      0.75%      0.75%
  Distribution (12b-1) and shareholder
  servicing fees                                0.25%      1.00%      1.00%
                                                0.36%      0.36%      0.36%
  Other expenses                               -----      -----      -----
  Total annual Fund operating expenses          1.36%      2.11%      2.11%
                                               =====      =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
     /5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Investor A Shares                              $706   $982   $1,278   $2,119
Investor B Shares                              $714   $961   $1,334   $2,250
Investor C Shares                              $314   $661   $1,134   $2,441

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                              1 year 3 years 5 years 10 years
Investor B Shares                              $214   $661   $1,134   $2,250
Investor C Shares                              $214   $661   $1,134   $2,441

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES A. HILLARY IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      MARSICO CAPITAL AND
      MR. HILLARY ON PAGE 31.

[Graphic]
     WHAT IS A MULTI-CAP FUND?

     A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
     SPECTRUM -- SMALL, MID AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.


NATIONS MARSICO 21ST CENTURY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico 21st Century Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     . Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

      [CHART]

       2001
     --------
     (18.64)%

*Year-to-date return as of June 30, 2002:  1.44%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:                       16.84%
Worst: 3rd quarter 2001:                      -18.96%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                               Life of
                                                       1 year   Fund*
Investor A Shares Returns Before Taxes                 -23.31% -21.80%
Investor A Shares Returns After Taxes on Distributions -23.31% -21.80%
Investor A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                               -14.20% -17.11%
Investor B Shares Returns Before Taxes                 -23.26% -21.56%
Investor C Shares Returns Before Taxes                 -20.03% -19.68%
S&P 500 (reflects no deductions for fees, expenses or
 taxes)                                                -11.88% -13.04%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is April 10, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES --
     SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                             Investor A   Investor B Investor C
 (Fees paid directly from your investment)      Shares       Shares     Shares
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
PURCHASES, AS A % OF OFFERING PRICE             5.75%         none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                       none/1/      5.00%/2/   1.00%/3/

 ANNUAL FUND OPERATING EXPENSES/4/
 (Expenses that are deducted from the Fund's assets)/5/
MANAGEMENT FEES                                 0.75%        0.75%      0.75%
Distribution (12b-1) and shareholder
servicing fees                                  0.25%        1.00%      1.00%
                                                0.62%        0.62%      0.62%
OTHER EXPENSES                                 -----        -----      -----
Total annual Fund operating expenses            1.62%        2.37%      2.37%
                                               =====        =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
     /5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year 3 years 5 years 10 years
     Investor A Shares                       $730  $1,058  $1,407   $2,390
     Investor B Shares                       $740  $1,039  $1,465   $2,520
     Investor C Shares                       $340   $739   $1,265   $2,706

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                            1 year 3 years 5 years 10 years
     Investor B Shares                       $240   $739   $1,265   $2,520
     Investor C Shares                       $240   $739   $1,265   $2,706

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 31.

[Graphic]
     WHAT IS AN INTERNATIONAL FUND?

     INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.


NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]

    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN
    THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico International Opportunities Fund has the following risks:

      .Investment strategy risk - There is a risk that the value of the Master
       Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

      The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.





[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

       2001
     --------
     (14.74)%

          *Year-to-date return as of June 30, 2002:  6.02%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:                       17.01%
Worst: 3rd quarter 2001:                      -18.23%

[Graphic]

     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, TAXES, FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns show for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                Life of
                                                        1 year   Fund*
Investor A Shares Returns Before Taxes                  -19.64% -18.19%
Investor A Shares Returns After Taxes on Distributions  -19.64% -18.19%
Investor A Shares Returns After Taxes on Distributions
 and Sale of Fund Shares                                -11.96% -14.42%
Investor B Shares Returns Before Taxes                  -19.66% -17.78%
Investor C Shares Returns Before Taxes                  -16.37% -15.38%
MSCI EAFE Index (reflects no deductions for fees,
 expenses or taxes)                                     -21.44% -19.64%

     *The inception date of Investor A Shares, Investor B Shares and Investor C
      Shares is August 1, 2000. The return for the index shown is from that date.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                             Investor A   Investor B Investor C
 (Fees paid directly from your investment)      Shares       Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                               5.75%          none       none
Maximum deferred sales charge (load)
as a % of the lower of the original
purchase price or net asset value              none/1/       5.00%/2/   1.00%/3/
Redemption fee (as a percentage of total
redemption proceeds)/4/                         2.00%         2.00%      2.00%

 ANNUAL FUND OPERATING EXPENSES/5/
 (Expenses that are deducted from the Fund's assets)/6/
Management fees                                 0.80%         0.80%      0.80%
Distribution (12b-1) and shareholder
servicing fees                                  0.25%         1.00%      1.00%
                                                3.20%         3.20%      3.20%
Other expenses                                 -----         -----      -----
Total annual Fund operating expenses            4.25%         5.00%      5.00%
                                               (2.50)%       (2.50)%    (2.50)%
Fee waivers and/or reimbursements              -----         -----      -----
Total net expenses/7/                           1.75%         2.50%      2.50%
                                               =====         =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares --Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
     /4/ The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see Choosing a share class -- Redemption fees for details.
     /5/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
     /6/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.
     /7/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     THIS EXAMPLE ASSUMES:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $743  $1,578  $2,425   $4,600
Investor B Shares  $753  $1,578  $2,503   $4,718
Investor C Shares  $353  $1,278  $2,303   $4,866

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $253  $1,278  $2,303   $4,718
Investor C Shares  $253  $1,278  $2,303   $4,866

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Holding other kinds of investments - The Master Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolios may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Master Portfolios.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Master Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Master Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Master Portfolios in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Stock Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                    Maximum  Actual fee
                                                    advisory  paid last
                                                      fee    fiscal year
Nations Marsico Growth Fund/1/                       0.75%      0.75%
Nations Marsico Focused Equities Fund/1/             0.75%      0.75%
Nations Marsico 21st Century Fund/1/                 0.75%      0.75%
Nations Marsico International Opportunities Fund/1/  0.80%      0.00%

     /1/ These Funds don't have their own investment adviser because they invest in Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, and Nations Marsico International Opportunities Master Portfolio, respectively. BA Advisors is the investment adviser to the Master Portfolios.

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Master Portfolio to make day-to-day investment decisions for the Master Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Master Portfolio's Board that the Master Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202



Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Master Portfolios have applied for relief from the SEC to permit the Master Portfolios to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Master Portfolios obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico Growth Master Portfolio

  .Nations Marsico Focused Equities Master Portfolio

  .Nations Marsico 21st Century Master Portfolio

  .Nations Marsico International Opportunities Master Portfolio

James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses, except Nations Marsico International Opportunities Fund which pays a fee of 0.22%. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]
      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A
      SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

     [Graphic]
      BEFORE YOU INVEST,
      PLEASE NOTE THAT,
      OVER TIME, DISTRIBUTION
      (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE
      THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.

[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
sales charge             5.75%               none               none
Maximum deferred
sales charge            none/1/            5.00%/2/           1.00%/3/
Redemption fee/4/        2.00%              2.00%              2.00%
Maximum annual
distribution and   0.25% distribution 0.75% distribution 0.75% distribution
shareholder         (12b-1)/service    (12b-1) fee and    (12b-1) fee and
servicing fees            fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares --Contingent deferred sales charge for details.

     /4/ The redemption fee may apply to shares of Nations Marsico
         International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another
         Fund) within 90 days of purchase. Please see Choosing a share class -- Redemption fees for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge or redemption fee - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    Amount retained
                     Sales charge   Sales charge   by selling agents
                    as a % of the   as a % of the    as a % of the
                    offering price net asset value  offering price
Amount you bought     per share       per share        per share
$0 - $49,999            5.75%           6.10%           5.00%
$50,000 - $99,999       4.50%           4.71%           3.75%
$100,000 - $249,999     3.50%           3.63%           2.75%
$250,000 - $499,999     2.50%           2.56%           2.00%
$500,000 - $999,999     2.00%           2.04%           1.75%
$1,000,000 or more      0.00%           0.00%          1.00%/1/

     /1/  1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES
     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee - Contingent deferred sales charges and redemption fees

The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

  If you sell your shares
  during the following year:                You'll pay a CDSC of:
 -----------------------------------------------------------------------------
                                  Shares
                                you bought      Shares you bought between
                                  after          8/1/1997 and 11/15/1998
                                11/15/1998      in the following amounts:
                                ---------- -----------------------------------
                                                         $250,000 - $500,000 -
                                           $0 - $249,999 $499,999   $999,999
 the first year you own them       5.0%        5.0%         3.0%       2.0%
 the second year you own them      4.0%        4.0%         2.0%       1.0%
 the third year you own them       3.0%        3.0%         1.0%       none
 the fourth year you own them      3.0%        3.0%         none       none
 the fifth year you own them       2.0%        2.0%         none       none
 the sixth year you own them       1.0%        1.0%         none       none
 after six years of owning them    none        none         none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                        Will convert to Investor A Shares
Investor B Shares you bought               after you've owned them for
after November 15, 1998                            eight years
between August 1, 1997 and November 15,
1998
  $0 - $249,000                                    nine years
  $250,000 - $499,999                               six years
  $500,000 - $999,999                              five years
before August 1, 1997                              nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


[Graphic]
     ABOUT INVESTOR C SHARES
     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee - Contingent deferred sales charges and redemption fees

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     Nations Marsico International Opportunities Fund may assess, subject to limited exceptions, a 2.00% redemption fee on proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. The redemption fee may not be imposed if you qualify for a waiver. You can find out if you qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee -Contingent deferred sales charges and redemption fees.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC or redemption fee on the following transactions:

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .If you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a redemption fee on Investor A, Investor B or Investor C Shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program.

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You also won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of any up-front commission

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                     Ways to
                   buy, sell or     How much you can buy, sell or
                     exchange                 exchange
                  --------------- -----------------------------
Buying shares     In a lump sum              minimum initial investment:
                                             . $1,000 for regular accounts
                                             .$500 for traditional and Roth
                                              IRAs, and Coverdell Education
                                              Savings Accounts
                                             .$250 for certain fee-based
                                              accounts
                                             .no minimum for certain
                                              retirement plan accounts like
                                              401(k) plans and SEP accounts,
                                              but other restrictions apply
                                             minimum additional investment:
                                             . $100 for all accounts
                  Using our                  minimum initial investment:
                  Systematic                 . $100
                  Investment Plan            minimum additional
                                             investment:
                                             . $50
--------------------------------------------------------------------------------
Selling shares    In a lump sum              .you can sell up to $50,000 of
                                              your shares by telephone,
                                              otherwise there are no limits to
                                              the amount you can sell
                                             .other restrictions may apply to
                                              withdrawals from retirement plan
                                              accounts










                  Using our                  .minimum $25 per withdrawal
                  Automatic
                  Withdrawal Plan




--------------------------------------------------------------------------------
Exchanging shares In a lump sum              .minimum $1,000 per exchange






















                  Using our                  . minimum $25 per exchange
                  Automatic
                  Exchange
                  Feature


                                Other things to know
                  --------------------
Buying shares           There is no limit to the amount you can invest in
                        Investor A and C Shares. You can invest up
                        to $250,000 in Investor B Shares.










                        You can buy shares twice a month, monthly or quarterly, using automatic transfers from your bank account.


-------------------------------------------------------------------------
Selling shares          We'll deduct any CDSC from the amount you're
                        selling and send you or your selling agent the
                        balance, usually within three business days of
                        receiving your order.
                        If you paid for your shares with a check that
                        wasn't certified, we'll hold the sale proceeds
                        when you sell those shares for at least 15 days
                        after the trade date of the purchase, or until
                        the check has cleared.
                        Nations Marsico International Opportunities
                        Fund may assess a 2.00% redemption fee on
                        the proceeds of Fund shares that are purchased
                        after August 1, 2002 and are redeemed (either
                        by selling shares or exchanging into another
                        Fund) within 90 days of their purchase. Please
                        see Choosing a share class -- Redemption fees
                        for details.
                        Your account balance must be at least $10,000
                        to set up the plan. You can make withdrawals
                        twice a month, monthly, quarterly, bi-annually
                        or annually. We'll send your money by check or
                        deposit it directly to your bank account. No
                        CDSC is deducted if you withdraw 12% or less
                        of the value of your shares in a class.
-------------------------------------------------------------------------
Exchanging shares       You can exchange your Investor A Shares for
                        Investor A shares of any other Nations Fund,
                        except Index Funds. You won't pay a front-end
                        sales charge, CDSC or redemption fee on the
                        shares you're exchanging.
                        You can exchange your Investor B Shares for
                        Investor B Shares of any other Nations Fund.
                        You can exchange your Investor C Shares for
                        Investor C Shares of any other Nations Fund.
                        If you received Investor C Shares of a Fund from
                        an exchange of Investor A Shares of a Managed
                        Index Fund, you can also exchange these shares
                        for Investor A Shares of an Index Fund.
                        You won't pay a CDSC on the shares you're
                        exchanging.
                        Nations Marsico International Opportunities
                        Fund may assess a 2.00% redemption fee on
                        the proceeds of Fund shares that are purchased
                        after August 1, 2002 and are redeemed (either
                        by selling shares or exchanging into another
                        Fund) within 90 days of their purchase. Please
                        see Choosing a share class -- Redemption fees
                        for details.
                        You must already have an investment in the
                        Funds into which you want to exchange. You
                        can make exchanges monthly or quarterly.


[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Master Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Master Portfolio uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Master Portfolio could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

    .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

    .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

    .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

    .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

   [Graphic]
      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

                                    [Graphic]

     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



         .Nations Marsico International Opportunities Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.

       .If you set up the plan after you've opened your account, your signature must be guaranteed.

       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

       .We'll send you a check or deposit the money directly to your bank account.

       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges by any person, group or account that is believed to be a market timer.

         .In order to limit excessive exchange activity and otherwise promote the best interests of the Fund, Nations Marsico International Opportunities Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Funds you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A ''12B-1'' FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                            Frequency of
                                                          declaration and
                                                             payment of
 Fund                                                   income distributions
Nations Marsico Growth Fund                                   annually
Nations Marsico Focused Equities Fund                         annually
Nations Marsico 21st Century Fund                             annually
Nations Marsico International Opportunities Fund              annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

FOREIGN TAXES
Mutual funds that maintain most of their portfolio in foreign securities -- like Nations Marsico International Opportunities Fund -- have special tax considerations. You'll generally be required to:

  .include in your gross income your proportional amount of foreign income taxes paid by the fund

  .treat this amount as foreign income taxes you paid directly

  .either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS MARSICO GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR A SHARES         03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value,
 beginning of period        $14.87     $21.62      $14.95     $12.02      $10.00
Net investment
 income/(loss)              (0.09)     (0.05)      (0.11)     (0.03)      0.00(b)
Net realized and
 unrealized
 gain/(loss) on
 investments                (0.06)     (6.54)       6.82       2.97        2.02
Net increase/(decrease)
 in net asset value from
 operations                 (0.15)     (6.59)       6.71       2.94        2.02
LESS DISTRIBUTIONS:
Distributions from net
 realized capital gains       --       (0.16)      (0.04)     (0.01)        --
Net asset value, end of
 the period                 $14.72     $14.87      $21.62     $14.95      $12.02
TOTAL RETURN++             (1.01)%    (30.63)%     45.01%     24.38%      20.20%
==================================================================================
RATIOS TO AVERAGE NET
 ASSETS/ SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)         $217,963   $164,031    $175,859   $43,392      $1,141
Ratio of operating
 expenses to average net
 assets                     1.39%      1.35%      1.48%(a)   1.50%(a)    1.34%+(a)
Ratio of net investment
 income/(loss)
 to average net assets     (0.64)%    (0.28)%     (0.62)%    (0.20)%      0.13%+
Portfolio turnover rate       --         --        55%(c)      150%         22%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements             1.39%      1.35%      1.48%(a)   1.50%(a)    2.22%+(a)

                    *    Nations Marsico Growth Fund Investor A Shares commenced
                         operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents less than $0.01 per share.
                    (c)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO GROWTH FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                       03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period      $14.55     $21.31     $14.85     $12.02     $10.00
Net investment income/(loss)              (0.20)     (0.18)     (0.24)     (0.12)     (0.02)
Net realized and unrealized gain/(loss)
 on investments                           (0.06)     (6.42)      6.74       2.96       2.04
Net increase/(decrease) in net asset
 value from operations                    (0.26)     (6.60)      6.50       2.84       2.02
LESS DISTRIBUTIONS:
Distributions from net realized capital
 gains                                      --       (0.16)     (0.04)     (0.01)       --
Net asset value, end of period            $14.29     $14.55     $21.31     $14.85     $12.02
TOTAL RETURN++                           (1.79)%    (31.13)%    43.90%     23.55%     20.20%
================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $209,503   $239,621   $305,607   $99,257     $7,907
Ratio of operating expenses to average
 net assets                               2.14%      2.10%     2.23%(a)   2.25%(a)   2.09%+(a)
Ratio of net investment income/(loss)
 to average net assets                   (1.39)%    (1.03)%    (1.37)%    (0.95)%    (0.62)%+
Portfolio turnover rate                     --         --       55%(b)      150%        22%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                   2.14%      2.10%     2.23%(a)   2.25%(a)   2.97%+(a)

                    *    Nations Marsico Growth Fund Investor B Shares commenced
                         operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                          03/31/02#   03/31/01   03/31/00  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period        $14.57      $21.34     $14.86     $12.02     $10.00
Net investment income/(loss)                (0.20)      (0.17)     (0.25)     (0.12)     (0.02)
Net realized and unrealized gain/(loss)
 on investments                             (0.06)      (6.44)      6.77       2.97       2.04
Net increase/(decrease) in net asset
 value from operations                      (0.26)      (6.61)      6.52       2.85       2.02
LESS DISTRIBUTIONS:
Distributions from net realized capital
 gains                                        --        (0.16)     (0.04)     (0.01)       --
Net asset value, end of period              $14.31      $14.57     $21.34     $14.86     $12.02
TOTAL RETURN++                              (1.78)%    (31.10)%    43.93%     23.63%     20.20%
===================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $31,886    $32,365    $34,785     $3,233      $518
Ratio of operating expenses to average
 net assets                                  2.14%      2.10%     2.23%(a)   2.25%(a)   2.09%+(a)
Ratio of net investment income/(loss) to
 average net assets                         (1.39)%    (1.03)%    (1.37)%    (0.95)%    (0.62)%+
Portfolio turnover rate                       --          --       55%(b)      150%        22%
Ratio of operating expenses to average net
 assets without waivers and/or
 expense reimbursements                      2.14%      2.10%     2.23%(a)   2.25%(a)   2.97%+(a)

                    *    Nations Marsico Growth Fund Investor C Shares commenced
                         operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                       YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR A SHARES      03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value,
 beginning of period     $15.31     $22.56     $16.73     $12.14     $10.00
Net investment
 income/(loss)           (0.09)     (0.06)     (0.03)     (0.04)     (0.01)
Net realized and
 unrealized
 gain/(loss) on
 investments              0.55      (7.11)      6.09       4.64       2.15
Net
 increase/(decrease)
 in net asset value
 from operations          0.46      (7.17)      6.06       4.60       2.14
LESS DISTRIBUTIONS:
Distributions from
 net realized capital
 gains                     --       (0.08)     (0.23)     (0.01)       --
Net asset value, end
 of period               $15.77     $15.31     $22.56     $16.73     $12.14
TOTAL RETURN++           3.00%     (31.80)%    36.62%     37.94%     21.40%
===============================================================================
RATIOS TO AVERAGE NET
 ASSETS/ SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)      $507,590   $491,437   $690,166   $238,137    $6,056
Ratio of operating
 expenses to
 average net assets      1.36%      1.34%     1.41%(a)   1.31%(a)   1.77%+(a)
Ratio of net
 investment
 income/(loss)
 to average net assets  (0.58)%    (0.30)%    (0.60)%    (0.20)%    (0.55)%+
Portfolio turnover
 rate                      --         --       53%(b)      177%        25%
Ratio of operating
 expenses to
 average net assets
 without waivers
 and/or expense
 reimbursements          1.36%      1.34%     1.41%(a)   1.31%(a)   1.77%+(a)

                    *    Nations Marsico Focused Equities Fund Investor A Shares
                         commenced operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                             03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period            $15.00     $22.26     $16.62     $12.13     $10.00
Net investment income/(loss)                    (0.20)     (0.20)     (0.09)     (0.12)     (0.04)
Net realized and unrealized gain/(loss)
 on investments                                  0.53      (6.98)      5.96       4.62       2.17
Net increase/(decrease) in net asset
 value from operations                           0.33      (7.18)      5.87       4.50       2.13
LESS DISTRIBUTIONS:
Distributions from net realized capital gains     --       (0.08)     (0.23)     (0.01)       --
Net asset value, end of period                  $15.33     $15.00     $22.26     $16.62     $12.13
TOTAL RETURN ++                                 2.20%     (32.32)%    35.71%     37.15%     21.30%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $679,688   $741,285  $1,003,840  $306,365    $20,446
Ratio of operating expenses to average
 net assets                                     2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)
Ratio of net investment income/(loss) to
 average net assets                            (1.33)%    (1.05)%    (1.35)%    (0.95)%    (1.30)%+
Portfolio turnover rate                           --         --       53%(b)      177%        25%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                         2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)

                    *    Nations Marsico Focused Equities Fund Investor B Shares
                         commenced operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01  03/31/00#  03/31/99#   03/31/98*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $15.05     $22.33     $16.67     $12.13     $10.00
Net investment income/(loss)                      (0.20)     (0.20)     (0.08)     (0.14)     (0.04)
Net realized and unrealized gain/(loss) on
 investments                                       0.53      (7.00)      5.97       4.69       2.17
Net increase/(decrease) in net asset value from
 operations                                        0.33      (7.20)      5.89       4.55       2.13
LESS DISTRIBUTIONS:
Distributions from net realized capital gains       --       (0.08)     (0.23)     (0.01)       --
Net asset value, end of period                    $15.38     $15.05     $22.33     $16.67     $12.13
TOTAL RETURN++                                    2.19%     (32.31)%    35.72%     37.56%     21.30%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $188,842   $203,642   $247,509   $13,682      $469
Ratio of operating expenses to average net
 assets                                           2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)
Ratio of net investment income/(loss) to
 average net assets                              (1.33)%    (1.05)%    (1.35)%    (0.95)%    (1.30)%+
Portfolio turnover rate                             --         --       53%(b)      177%        25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   2.11%      2.09%     2.16%(a)   2.06%(a)   2.52%+(a)

                    *    Nations Marsico Focused Equities Fund Investor C Shares
                         commenced operations on December 31, 1997.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  Amount represents results prior to conversion to a
                         master-feeder structure.

NATIONS MARSICO 21ST CENTURY FUND

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED PERIOD ENDED
    INVESTOR A SHARES                               03/31/02#   03/31/01*
    OPERATING PERFORMANCE:
    Net asset value, beginning of period              $6.97       $10.00
    Net investment income/(loss)                      (0.07)      (0.06)
    Net realized and unrealized gain/(loss)
     on investments                                    0.16       (2.97)
    Net increase/(decrease) in net asset
     value from operations                             0.09       (3.03)
    Net asset value, end of period                    $7.06       $6.97
    TOTAL RETURN++                                    1.29%      (30.30)%
    =======================================================================
    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets at end of period (in 000's)           $14,741     $19,644
    Ratio of operating expenses to average
     net assets                                      1.62%(a)     1.60%+
    Ratio of net investment income/(loss)
     to average net assets                           (0.97)%     (0.66)%+
    Portfolio turnover rate                            419%        426%
    Ratio of operating expenses to average
     net assets without waivers and/or
     expense reimbursements                          1.62%(a)     1.60%+

                    *    Marsico 21st Century Fund Investor A Shares commenced
                         operations on April 10, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                               03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period              $6.92       $10.00
Net investment income/(loss)                      (0.12)      (0.11)
Net realized and unrealized gain/(loss)
 on investments                                    0.16       (2.97)
Net increase/(decrease) in net asset
 value from operations                             0.04       (3.08)
Net asset value, end of period                    $6.96       $6.92
TOTAL RETURN++                                    0.58%      (30.80)%
=======================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)           $43,187     $50,404
Ratio of operating expenses to average
 net assets                                      2.37%(a)     2.35%+
Ratio of net investment income/(loss)
 to average net assets                           (1.72)%     (1.41)%+
Portfolio turnover rate                            419%        426%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                          2.37%(a)     2.35%+

                    *    Marsico 21st Century Fund Investor B Shares commenced
                         operations on April 10, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                         03/31/02#   03/31/01*
OPERATING PERFORMANCE:
Net asset value, beginning of period        $6.92       $10.00
Net investment income/(loss)                (0.12)      (0.11)
Net realized and unrealized gain/(loss)
 on investments                              0.16       (2.97)
Net increase/(decrease) in net asset
 value from operations                       0.04       (3.08)
Net asset value, end of period              $6.96       $6.92
TOTAL RETURN++                              0.58%      (30.80)%
=================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets at end of period (in 000's)      $4,660      $6,557
Ratio of operating expenses to average
 net assets                                2.37%(a)     2.35%+
Ratio of net investment income/(loss)
 to average net assets                     (1.72)%     (1.41)%+
Portfolio turnover rate                      419%        426%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    2.37%(a)     2.35%+

                    *    Marsico 21st Century Fund Investor C Shares commenced
                         operations on April 10, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  PERIOD ENDED
INVESTOR A SHARES                          03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $8.01       $10.00
Net investment income/(loss)                 (0.01)       (0.01)
Net realized and unrealized gain/(loss)
  on investments                              0.32        (1.98)
Net increase/(decrease) in net asset value
 from operations                              0.31        (1.99)
Net asset value, end of period                $8.32       $8.01
TOTAL RETURN++                                3.87%      (19.90)%
===================================================================
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)       $1,526       $2,797
Ratio of operating expenses to average
  net assets                               1.67%(a)(b)    1.72%+
Ratio of net investment income/(loss) to
  average net assets                         (0.33)%     (0.13)%+
Portfolio turnover rate                       307%         442%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                            4.27%(a)      6.53%+

                    *    Marsico International Opportunities Fund Investor A
                         Shares commenced operations on August 1, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED  PERIOD ENDED
INVESTOR B SHARES                               03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period               $7.97       $10.00
Net investment income/(loss)                      (0.07)       (0.08)
Net realized and unrealized gain/(loss) on
  investments                                      0.32        (1.95)
Net increase/(decrease) in net asset value from
  operations                                       0.25        (2.03)
Net asset value, end of period                     $8.22       $7.97
TOTAL RETURN++                                     3.14%      (20.30)%
========================================================================
RATIOS TO AVERAGE NET ASSETS SUPPLEMENTAL
  DATA:
Net assets at end of period (in 000's)            $1,951       $2,031
Ratio of operating expenses to average net
  assets                                        2.42%(a)(b)    2.47%+
Ratio of net investment income/(loss) to
  average net assets                              (1.08)%     (0.88)%+
Portfolio turnover rate                            307%         442%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 5.02%(a)      7.28%+

                    *    Marsico International Opportunities Fund Investor B
                         Shares commenced operations on August 1, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  PERIOD ENDED
INVESTOR C SHARES                          03/31/02#    03/31/01#*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $7.97       $10.00
Net investment income/(loss)                 (0.07)       (0.09)
Net realized and unrealized gain/(loss) on
  investments                                 0.32        (1.94)
Net increase/(decrease) in net asset value
 from operations                              0.25        (2.03)
Net asset value, end of period                $8.22       $7.97
TOTAL RETURN++                                3.14%      (20.30)%
===================================================================
RATIOS TO AVERAGE NET ASSETS SUPPLEMENTAL
  DATA:
Net assets at end of period (in 000's)        $869         $974
Ratio of operating expenses to average net
 assets                                    2.42%(a)(b)    2.47%+
Ratio of net investment income/(loss)
 to average net assets                       (1.08)%     (0.88)%+
Portfolio turnover rate                       307%         442%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             5.02%(a)      7.28%+

                    *    Marsico International Opportunities Fund Investor C
                         Shares commenced operations on August 1, 2000.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 /- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1 /- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
      Where to find more information

You'll find more information about Nations Marisco Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     SEC file number:
     Nations Funds Trust, 811-09645

     NMCMBOPROIX-0802

                                                            [LOGO] Nations Funds

                                    [GRAPHIC]

Growth Funds
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002

Nations Strategic
Growth Fund

Nations Capital
Growth Fund

Nations MidCap
Growth Fund

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 56.


     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
Stock Funds invest primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

These Funds focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about these Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP STARTING ON PAGE 23.



[Graphic]
      About the Funds

          NATIONS STRATEGIC GROWTH FUND                            4
          Sub-adviser: BACAP
          -----------------------------------------------------------
          NATIONS CAPITAL GROWTH FUND
          Sub-adviser: BACAP                                       9
          -----------------------------------------------------------
          NATIONS MIDCAP GROWTH FUND
          Sub-adviser: BACAP                                      15
          -----------------------------------------------------------
          OTHER IMPORTANT INFORMATION                             21
          -----------------------------------------------------------
          HOW THE FUNDS ARE MANAGED                               23

[Graphic]
      About your investment

         INFORMATION FOR INVESTORS
           Choosing a share class                                    25
             About Investor A Shares                                 26
               Front-end sales charge                                26
               Contingent deferred sales charge                      27
             About Investor B Shares                                 27
               Contingent deferred sales charge                      27
             About Investor C Shares                                 29
               Contingent deferred sales charge                      29
             When you might not have to pay a sales charge           30
           Buying, selling and exchanging shares                     34
             How orders are processed                                36
           How selling and servicing agents are paid                 42
           Distributions and taxes                                   44
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                        46
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               56
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BACAP IS THE MASTER PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH
     STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 24.

[Graphic]
     MINIMIZING TAXES

     THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.


NATIONS STRATEGIC GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations Strategic Growth Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  .will focus on long-term investments to try to limit the number of buy and sell transactions

  .may try to sell securities that have the lowest tax burden on shareholders

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.



  .may offset capital gains by selling securities to realize a capital loss

  .invests primarily in securities with lower dividend yields

  .may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Strategic Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]



       2000       2001
     --------   --------
     (12.55)%   (12.42)%

          *Year-to-date return as of June 30, 2002:  -16.42%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:                       12.41%
Worst: 3rd quarter 2001:                      -16.05%

[Graphic]
     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.


     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                           Life of
                                                   1 year   Fund*
Investor A Shares Returns Before Taxes             -17.43% -6.62%
Investor A Shares Returns After Taxes on
 Distributions                                     -17.46% -6.68%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares             -10.62% -5.25%
Investor B Shares Returns Before Taxes             -17.45% -5.91%
Investor C Shares Returns Before Taxes             -13.97% -6.05%
S&P 500 (reflects no deductions for fees, expenses
 or taxes)                                         -11.88% 4.69%

     * The inception date of Investor A, Investor B and Investor C Shares is August 2, 1999. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         5.75%       none       none
   Maximum deferred sales charge (load) as a
   % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/
   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)/5/
   Management fees                             0.65%      0.65%      0.65%
   Distribution (12b-1) and shareholder
   servicing fees                              0.25%      1.00%      1.00%
   Other expenses                              0.29%      0.29%      0.29%
                                              -----      -----      -----
                                               1.19%      1.94%      1.94%
   Total annual Fund operating expenses       =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares
    - Contingent deferred sales charge for details.
/2/ This charge decreases over time. Please see Choosing a share class - About
    Investor B Shares - Contingent deferred sales charge for details.
/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.
/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
/5/ These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

     EXAMPLE
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $689   $932   $1,193   $1,938
               Investor B Shares  $697   $909   $1,247   $2,070
               Investor C Shares  $297   $609   $1,047   $2,264

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $197   $609   $1,047   $2,070
               Investor C Shares  $197   $609   $1,047   $2,264

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 24.

[Graphic]
     WHAT IS A GROWTH FUND?

     GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.


NATIONS CAPITAL GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

      .above-average earnings growth compared with the Russell 1000 Growth Index

      .established operating histories, strong balance sheets and favorable financial performance

      .above-average return on equity compared with the Russell 1000 Growth
       Index

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

                                         [GRAPHIC]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Capital Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                               [CHART]

      1993   1994    1995    1996     1997     1998    1999     2000
     2001
     ----- ------   ------  ------   ------   ------  ------   -------
     --------
     7.53% (1.55)%  28.56%  18.29%   30.36%   29.73%  23.57%   (12.17)%
     (15.75)%

          *Year-to-date return as of June 30, 2002:   -21.14%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:                                        28.21%
Worst: 3rd quarter 2001:                                       -18.79%

[Graphic]

     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to October 1, 2001, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is considered a more appropriate comparison. These indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                    Life of
                                                    1 year  5 years  Fund*
     Investor A Shares Returns Before Taxes         -20.61% 7.83%   10.55%
     Investor A Shares Returns After Taxes on
      Distributions                                 -21.04% 4.21%   7.30%
     Investor A Shares Returns After Taxes on
      Distributions                                 -12.03% 6.22%   8.19%
     Investor B Shares Returns Before Taxes         -20.38% 8.10%   10.61%
     Investor C Shares Returns Before Taxes         -17.18% 8.37%   10.53%
     Russell 1000 Growth Index (reflects no
      deductions for fees, expenses or taxes)       -20.42% 8.27%   11.94%
     S&P 500 (reflects no deductions for fees,
      expenses or taxes)                            -11.88% 10.70%  13.75%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
     Maximum sales charge (load)
     imposed on purchases, as a % of
     offering price                           5.75%      none       none
     Maximum deferred sales charge
     (load) as a % of the lower of the
     original purchase price or net asset
     value                                    none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
     Management fees                          0.65%      0.65%      0.65%
     Distribution (12b-1) and shareholder
     servicing fees                           0.25%      1.00%      1.00%
                                              0.32%      0.32%      0.32%
     Other expenses                           -----      -----      -----
     Total annual Fund operating expenses     1.22%      1.97%      1.97%
                                              =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/ This charge decreases over time. Please see Choosing a share class -- About
    Investor B Shares -- Contingent deferred sales charge for details.

/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $692   $941   $1,208   $1,970
               Investor B Shares  $700   $918   $1,262   $2,102
               Investor C Shares  $300   $618   $1,062   $2,296

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $200   $618   $1,062   $2,102
               Investor C Shares  $200   $618   $1,062   $2,296

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 24.

[Graphic]
     WHAT IS A MIDCAP GROWTH FUND?

     A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

     THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.


NATIONS MIDCAP GROWTH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index and that are believed to have the potential for long-term growth of capital. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING
      IN THIS FUND IN Other
      important information
      AND IN THE SAI.



While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Growth Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                           [CHART]


 1993  1994   1995  1996   1997   1998  1999   2000    2001
 ----  ----  ------ -----  -----  ----  -----  -----   -----
11.66% 0.39% 29.71% 18.32% 20.48% 3.30% 43.45% 14.30% (20.18)%

          *Year-to-date return as of June 30, 2002:  -26.76%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  32.63%
Worst: 3rd quarter 2001: -30.72%

[Graphic]

     THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. Prior to August 1, 2002, the Fund compared its performance to the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The Fund changed the index to which it compares its performance because the Russell MidCap Growth Index is considered a more appropriate comparison. The indices are weighted by market value, are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      Life of
                                      1 year  5 years  Fund*
Investor A Shares Returns Before
 Taxes                                -24.76% 8.95%   11.90%
Investor A Shares Returns After Taxes
 on Distributions                     -24.76% 6.54%   9.45%
Investor A Shares Returns After Taxes
 on Distributions and Sale of Fund
 Shares                               -15.08% 7.02%   9.27%
Investor B Shares Returns Before
 Taxes                                -24.78% 9.16%   12.55%
Investor C Shares Returns Before
 Taxes                                -21.62% 9.50%   11.90%
Russell MidCap Growth Index (reflects
 no deductions for fees, expenses or
 taxes)                               -20.15% 9.02%   11.50%
S&P MidCap 400 (reflects no
 deductions for fees, expenses or
 taxes)                               -0.62%  16.11%  15.63%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
  Maximum sales charge (load)
   imposed on purchases, as a % of
   offering price                           5.75%       none       none
  Maximum deferred sales charge
   (load) as a % of the lower of the
   original purchase price or net asset
   value                                   none/1/    5.00%/2/   1.00%/3/
ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
  Management fees                           0.65%      0.65%      0.65%
  Distribution (12b-1) and shareholder
   servicing fees                           0.25%      1.00%      1.00%
                                            0.32%      0.32%      0.32%
  Other expenses                           -----      -----      -----
  Total annual Fund operating expenses      1.22%      1.97%      1.97%
                                           =====      =====      =====

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

/4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $692   $941   $1,208   $1,970
Investor B Shares  $700   $918   $1,262   $2,102
Investor C Shares  $300   $618   $1,062   $2,296

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $200   $618   $1,062   $2,102
Investor C Shares  $200   $618   $1,062   $2,296

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objective and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of the principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                        Maximum  Actual fee
                                                        advisory  paid last
                                                          fee    fiscal year
Nations Strategic Growth Fund/1/                         0.65%      0.65%
Nations Capital Growth Fund                              0.65%      0.65%
Nations MidCap Growth Fund                               0.65%      0.65%

/1/Nations Strategic Growth Fund doesn't have its own investment adviser because it invests in Nations Strategic Growth Master Portfolio. BA Advisors is the investment adviser to the Master Portfolio.

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtains the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                             BACAP Team
Nations Strategic Growth Fund/1/ Growth Strategies Team
Nations Capital Growth Fund      Growth Strategies Team
Nations MidCap Growth Fund       Growth Strategies Team

/1/Nations Strategic Growth Fund doesn't have its own investment sub-adviser because it invests in Nations Strategic Growth Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

                                         [Graphic]

      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

                                         [Graphic]

      BEFORE YOU INVEST,
      PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.

[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
 sales charge            5.75%               none               none
Maximum deferred
 sales charge           none/1/            5.00%/2/           1.00%/3/
Maximum annual
 distribution      0.25% distribution 0.75% distribution 0.75% distribution
 and shareholder    (12b-1)/service    (12b-1) fee and    (12b-1) fee and
 servicing fees           fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares
    - Contingent deferred sales charge for details.

/2/ This charge decreases over time. Please see Choosing a share class - About
    Investor B Shares - Contingent deferred sales charge for details.

/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing --generally, the larger the investment, the smaller the percentage sales charge.

                                                    Amount retained
                     Sales charge   Sales charge   by selling agents
                    as a % of the   as a % of the    as a % of the
                    offering price net asset value  offering price
 Amount you bought    per share       per share        per share
$0 - $49,999            5.75%           6.10%           5.00%
$50,000 - $99,999       4.50%           4.71%           3.75%
$100,000 - $249,999     3.50%           3.63%           2.75%
$250,000 - $499,999     2.50%           2.56%           2.00%
$500,000 - $999,999     2.00%           2.04%           1.75%
$1,000,000 or more      0.00%           0.00%          1.00%/1/

/1/  1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                 You'll pay a CDSC of:
-----------------------------------------------------------------------------
                                 Shares
                               you bought      Shares you bought between
                                 after          8/1/1997 and 11/15/1998
                               11/15/1998      in the following amounts:
                               ---------- -----------------------------------
                                                       $250,000 -  $500,000 -
                                          $0 -$249,999  $499,999   $999,999
the first year you own them       5.0%        5.0%        3.0%       2.0%
the second year you own them      4.0%        4.0%        2.0%       1.0%
the third year you own them       3.0%        3.0%        1.0%       none
the fourth year you own them      3.0%        3.0%        none       none
the fifth year you own them       2.0%        2.0%        none       none
the sixth year you own them       1.0%        1.0%        none       none
after six years of owning them    none        none        none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                      Will convert to Investor A Shares
         Investor B Shares you bought    after you've owned them for
           after November 15, 1998               eight years
           between August 1, 1997
            and November 15, 1998
             $0 - $249,000                       nine years
             $250,000 - $499,999                  six years
             $500,000 - $999,999                 five years
           before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     ABOUT INVESTOR C SHARES
     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[Graphic]

     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
     Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
     By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
     You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                                  Ways to
                                buy, sell or             How much you can buy,
                                  exchange                 sell or exchange
                               --------------- ------------------------------------------
Buying shares                   In a lump sum  minimum initial investment:
                                               .$1,000 for regular accounts
                                               .$500 for traditional and Roth IRAs, and
                                                Coverdell Education Savings Accounts
                                               .$250 for certain fee-based accounts
                                               .no minimum for certain retirement plan
                                                accounts like 401(k) plans and SEP
                                                accounts, but other restrictions apply
                                               minimum additional investment:
                                               .$100 for all accounts
                               Using our       minimuminitial investment:
                               Systematic      .$100
                               Investment Plan minimumadditional investment:
                                               .$50
------------------------------------------------------------------------------------------
Selling shares                 In a lump sum   .you can sell up to $50,000 of your
                                                shares by telephone, otherwise there
                                                are no limits to the amount you can sell
                                               .other restrictions may apply to
                                                withdrawals from retirement plan
                                                accounts





                               Using our       .minimum $25 per withdrawal
                               Automatic
                               Withdrawal Plan






------------------------------------------------------------------------------------------
Exchanging shares               In a lump sum  .minimum $1,000 per exchange
















                               Using our       .minimum $25 per exchange
                               Automatic
                               Exchange
                               Feature


                                          Other things to know
                               ------------------------------------------
Buying shares                  There is no limit to the amount you can
                               invest in Investor A and C Shares. You
                               can invest up to $250,000 in Investor B
                               Shares.






                               You can buy shares twice a month,
                               monthly or quarterly, using automatic
                               transfers from your bank account.

-------------------------------------------------------------------------
Selling shares                 We'll deduct any CDSC from the amount
                               you're selling and send you or your
                               selling agent the balance, usually within
                               three business days of receiving your
                               order.
                               If you paid for your shares with a check
                               that wasn't certified, we'll hold the sale
                               proceeds when you sell those shares for
                               at least 15 days after the trade date of
                               the purchase, or until the check has
                               cleared.
                               Your account balance must be at least
                               $10,000 to set up the plan. You can
                               make withdrawals twice a month,
                               monthly, quarterly, bi-annually or
                               annually. We'll send your money by
                               check or deposit it directly to your bank
                               account. No CDSC is deducted if you
                               withdraw 12% or less of the value of your
                               shares in a class.
-------------------------------------------------------------------------
Exchanging shares              You can exchange your Investor A Shares
                               for Investor A shares of any other Nations
                               Fund, except Index Funds. You won't pay
                               a front-end sales charge, CDSC or
                               redemption fee on the shares you're
                               exchanging.
                               You can exchange your Investor B Shares
                               for Investor B Shares of any other
                               Nations Fund. You can exchange your
                               Investor C Shares for Investor C Shares of
                               any other Nations Fund.
                               If you received Investor C Shares of a
                               Fund from an exchange of Investor A
                               Shares of a Managed Index Fund, you can
                               also exchange these shares for Investor
                               A Shares of an Index Fund. You won't pay
                               a CDSC on the shares you're exchanging.
                               You must already have an investment in
                               the Funds into which you want to
                               exchange. You can make exchanges
                               monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another Fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]

     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

     [Graphic]

      FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE How orders are processed.



Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]

     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.

       .If you set up the plan after you've opened your account, your signature must be guaranteed.

       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

       .We'll send you a check or deposit the money directly to your bank account.

       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Funds you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Funds. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

      REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUNDS -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

      PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Funds distribute any net realized capital gain, at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]

     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED  PERIOD ENDED
INVESTOR A SHARES                               03/31/02#   03/31/01    03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.44     $16.98       $13.88
Net investment income/(loss)                       (0.01)     (0.04)       (0.03)
Net realized and unrealized gain/(loss) on
 investments                                       (0.11)     (4.47)        3.19
Net increase/(decrease) in net asset value from
 operations                                        (0.12)     (4.51)        3.16
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.01)       --           --
Distributions from net realized capital gains        --       (0.03)       (0.06)
Total dividends and distributions                  (0.01)     (0.03)       (0.06)
Net asset value, end of period                    $12.31     $12.44       $16.98
TOTAL RETURN++                                     (0.97)%   (26.62)%      22.86%
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $26,742     $11,895      $5,503
Ratio of operating expenses to average net
 assets                                          1.19%(a)  1.19%(a)(b)    1.22%+
Ratio of net investment income/(loss) to
 average net assets                              (0.05)%     (0.34)%     (0.35)%+
Portfolio turnover rate                            71%         56%         23%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.19%(a)   1.19%(a)      1.22%+

                    *    Strategic Growth Fund Investor A Shares commenced
                         operations on August 2, 1999.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR B SHARES                               03/31/02#   03/31/01   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.29     $16.90      $13.88
Net investment income/(loss)                       (0.10)     (0.14)      (0.10)
Net realized and unrealized gain/(loss) on
 investments                                       (0.12)     (4.44)       3.18
Net increase/(decrease) in net asset value from
 operations                                        (0.22)     (4.58)       3.08
LESS DISTRIBUTIONS:
Dividend from net investment income                (0.00)##      --          --
Distributions from net realized capital gains        --       (0.03)      (0.06)
Total dividends and distributions                  (0.00)##   (0.03)      (0.06)
Net asset value, end of period                    $12.07     $12.29      $16.90
Total return++                                     (1.78)%   (27.16)%     22.29%
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)              $8,358     $6,758      $4,934
Ratio of operating expenses to average net
 assets                                             1.94%(a)   1.94%(a)(b) 1.97%+
Ratio of net investment income/(loss) to
 average net assets                                (0.80)%    (1.09)%     (1.10)%+
Portfolio turnover rate                               71%        56%         23%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.94%(a)   1.94%(a)    1.97%+

                    *    Strategic Growth Fund Investor B Shares commenced
                         operations on August 2, 1999.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all
                         distributions, and does not reflect the deduction of
                         any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED YEAR ENDED PERIOD ENDED
INVESTOR C SHARES                               03/31/02#   03/31/01   03/31/00*#
OPERATING PERFORMANCE:
Net asset value, beginning of period              $12.30     $16.92      $13.88
Net investment income/(loss)                       (0.10)     (0.14)      (0.10)
Net realized and unrealized gain/(loss) on
 investments                                       (0.12)     (4.45)       3.20
Net increase/(decrease) in net asset value from
 operations                                        (0.22)     (4.59)       3.10
LESS DISTRIBUTIONS:
Dividends from net investment income               (0.00)##      --          --
Distributions from net realized capital gains        --       (0.03)      (0.06)
Total dividends and distributions                  (0.00)##   (0.03)      (0.06)
Net asset value, end of period                    $12.08     $12.30      $16.92
TOTAL RETURN++                                     (1.78)%   (27.14)%     22.36%
===============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)              $2,645     $2,137      $1,706
Ratio of operating expenses to average net
 assets                                             1.94%(a)   1.94%(a)(b) 1.97%+
Ratio of net investment income/(loss) to
 average net assets                                (0.80)%    (1.09)%     (1.10)%+
Portfolio turnover rate                               71%        56%         23%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.94%(a)   1.94%(a)    1.97%+

                    *    Strategic Growth Fund Investor C Shares commenced
                         operations on August 2, 1999.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all
                         distributions, and does not reflect the deduction of
                         any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR A SHARES                               03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $8.16      $14.43      $11.97      $13.26     $11.67
Net investment income/(loss)                       (0.03)      (0.07)      (0.08)      (0.03)     (0.01)
Net realized and unrealized gain/(loss) on
 investments                                       (0.22)      (3.84)       3.42        1.58       5.28
Net increase/(decrease) in net asset value from
 operations                                        (0.25)      (3.91)       3.34        1.55       5.27
LESS DISTRIBUTIONS:
Distributions from net realized capital gains      (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                       $7.65       $8.16      $14.43      $11.97     $13.26
TOTAL RETURN++                                     (3.62)%    (30.91)%     29.41%      14.70%     53.83%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $28,994     $32,519     $61,756     $52,987    $43,380
Ratio of operating expenses to average net
 assets                                             1.22%(a)(b) 1.20%(a)(b) 1.21%(a)(b) 1.21%(a)   1.20%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                                (0.37)%     (0.53)%     (0.63)%     (0.29)%     0.12)%
Portfolio turnover rate                               65%         96%         39%         39%       113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.22%(a)    1.20%(a)    1.21%(a)    1.21%(a)   1.20%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR B SHARES                               03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $7.51      $13.58      $11.39      $12.83     $11.47
Net investment income/(loss)                       (0.08)      (0.14)      (0.17)      (0.11)     (0.10)
Net realized and unrealized gain/(loss) on
 investments                                       (0.20)      (3.57)       3.24        1.51       5.14
Net increase/(decrease) in net asset value
 from operations                                   (0.28)      (3.71)       3.07        1.40       5.04
LESS DISTRIBUTIONS:
Distributions from net realized capital gains      (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                       $6.97       $7.51      $13.58      $11.39     $12.83
TOTAL RETURN++                                     (4.35)%    (31.37)%     28.42%      13.86%     52.52%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $37,767     $45,832     $75,844     $66,338    $59,496
Ratio of operating expenses to average net
 assets                                             1.97%(a)(b) 1.95%(a)(b) 1.96%(a)(b) 1.96%(a)   1.95%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                                (1.12)%     (1.28)%     (1.38)%     (1.04)%    (0.87)%
Portfolio turnover rate                               65%         96%         39%         39%       113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.97%(a)    1.95%(a)    1.96%(a)    1.96%(a)   1.95%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR C SHARES                               03/31/02#    03/31/01    03/31/00   03/31/99#  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $7.59      $13.70      $11.48      $12.92     $11.50
Net investment income/(loss)                       (0.08)      (0.13)      (0.16)      (0.11)     (0.08)
Net realized and unrealized gain/(loss) on
 investments                                       (0.20)      (3.62)       3.26        1.51       5.18
Net increase/(decrease) in net asset value from
 operations                                        (0.28)      (3.75)       3.10        1.40       5.10
LESS DISTRIBUTIONS:
Distributions from net realized capital gains      (0.26)      (2.36)      (0.88)      (2.84)     (3.68)
Net asset value, end of year                       $7.05       $7.59      $13.70      $11.48     $12.92
TOTAL RETURN++                                     (4.31)%    (31.38)%     28.46%      13.76%     53.02%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $4,538      $3,338      $4,883      $3,862     $6,176
Ratio of operating expenses to average net
 assets                                             1.97%(a)(b) 1.95%(a)(b) 1.96%(a)(b) 1.96%(a)   1.78%(a)(b)
Ratio of net investment income/(loss) to
 average net assets                                (1.12)%     (1.28)%     (1.38)%     (1.04)%    (0.70)%
Portfolio turnover rate                               65%         96%         39%         39%       113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.97%(a)    1.95%(a)    1.96%(a)    1.96%(a)   1.78%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
INVESTOR A SHARES                               03/31/02#     03/31/01   03/31/00#    03/31/99#    03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $14.14      $21.87      $13.04      $16.30     $12.69
Net investment income/(loss)                       (0.09)      (0.09)      (0.12)      (0.07)     (0.10)
Net realized and unrealized gain/(loss) on
 investments                                       (1.32)      (3.91)       9.59       (0.92)      5.50
Net increase/(decrease) in net asset value from
 operations                                        (1.41)      (4.00)       9.47       (0.99)      5.40
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --        (3.73)      (0.64)      (2.27)     (1.79)
Net asset value, end of year                      $12.73      $14.14      $21.87      $13.04     $16.30
TOTAL RETURN++                                     (9.97)%    (20.98)%     74.82%      (7.41)%    44.86%
==============================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                 $32,138   $16,536     $22,741     $18,042    $21,591
Ratio of operating expenses to average net
 assets                                          1.22%(a)(b)    1.23%(a)    1.25%(a)(b) 1.23%(a)(b)1.23%(a)
Ratio of net investment income/(loss) to
 average net assets                                (0.64)%     (0.52)%     (0.70)%     (0.54)%    (0.67)%
Portfolio turnover rate                               39%         39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.22%(a)    1.23%(a)    1.25%(a)    1.23%(a)   1.23%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR B SHARES                               03/31/02#    03/31/01  03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $12.87      $20.38      $12.28      $15.58     $12.29
Net investment income/(loss)                       (0.17)      (0.19)      (0.22)      (0.15)     (0.20)
Net realized and unrealized gain/(loss) on
 investments                                       (1.19)      (3.59)       8.96       (0.88)      5.28
Net increase/(decrease) in net asset value from
 operations                                        (1.36)      (3.78)       8.74       (1.03)      5.08
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --        (3.73)      (0.64)      (2.27)     (1.79)
Net asset value, end of year                      $11.51      $12.87      $20.38      $12.28     $15.58
TOTAL RETURN++                                    (10.57)%    (21.51)%     73.47%      (8.10)%    43.64%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)               $45,368     $44,261     $49,606     $33,245    $45,451
Ratio of operating expenses to average net
 assets                                             1.97%(a)(b) 1.98%(a)    2.00%(a)(b) 1.98%(a)(b)1.98%(a)
Ratio of operating expenses including interest
 expense to average net assets                       --          --          --          --        1.99%
Ratio of net investment income/(loss) to
 average net assets                                (1.39)%     (1.27)%     (1.45)%     (1.29)%    (1.42)%
Portfolio turnover rate                               39%         39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.97%(a)    1.98%(a)    2.00%(a)    1.98%(a)   1.98%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR C SHARES                               03/31/02#    03/31/01  03/31/00#   03/31/99#   03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                 $12.95     $20.47      $12.33      $15.63     $12.31
Net investment income/(loss)                       (0.17)      (0.17)      (0.22)      (0.15)     (0.18)
Net realized and unrealized gain/(loss) on
 investments                                       (1.21)      (3.62)       9.00       (0.88)      5.29
Net increase/(decrease) in net asset value from
 operations                                        (1.38)      (3.79)       8.78       (1.03)      5.11
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --        (3.73)      (0.64)      (2.27)     (1.79)
Net asset value, end of year                      $11.57      $12.95      $20.47      $12.33     $15.63
TOTAL RETURN++                                    (10.66)%    (21.46)%     73.50%      (8.08)%    43.80%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)                $3,024      $3,248      $2,628      $1,383     $2,266
Ratio of operating expenses to average net
 assets                                             1.97%(a)(b) 1.98%(a)    2.00%(a)(b) 1.98%(a)(b)1.81%(a)
Ratio of operating expenses including interest
 expense to average net assets                       --          --          --          --        1.82%
Ratio of net investment income/(loss) to
 average net assets                                (1.39)%     (1.27)%     (1.45)%     (1.29)%    (1.25)%
Portfolio turnover rate                               39%         39%         46%         43%        76%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.97%(a)    1.98%(a)    2.00%(a)    1.98%(a)   1.81%(a)

                    ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    # Per share net investment income has been calculated using the monthly average shares method.
                    (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
       Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 /- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1 /- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P HAS NOT REVIEWED ANY STOCK INCLUDED IN THE S&P 500, S&P SMALLCAP 600 OR
 S&P MIDCAP 400 INDEX FOR ITS INVESTMENT MERIT. S&P DETERMINES AND CALCULATES ITS INDICES INDEPENDENTLY OF THE FUNDS AND IS NOT A SPONSOR OR AFFILIATE OF THE FUNDS. S&P GIVES NO INFORMATION AND MAKES NO STATEMENTS ABOUT THE SUITABILITY OF INVESTING IN THE FUNDS OR THE ABILITY OF INDICES TO TRACK STOCK MARKET PERFORMANCE. S&P MAKES NO GUARANTEES ABOUT THE INDICES, ANY DATA INCLUDED IN THEM AND THE SUITABILITY OF THE INDICES OR ITS DATA FOR ANY PURPOSE. "STANDARD AND POOR'S," "S&P 500" AND "S&P 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.

[Graphic]
      Where to find more information

You'll find more information about Nations Strategic Growth Fund, Nations Capital Growth Fund and Nations MidCap Growth Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]

     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-04305

GROWTHPROIX-0802

                                                            [LOGO] Nations Funds

                                    [GRAPHIC]



Nations Classic Value Fund
Nations Global Value Fund

Prospectus -- Investor A, B and C Shares


August 1, 2002



The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee








[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 49.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about some Nations Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
Nations Classic Value Fund invests primarily in equity securities of U.S. companies.

Nations Global Value Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. There's always the risk that you'll lose money or you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Funds may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND THE
      SUB-ADVISER STARTING
      ON PAGE 14.



[Graphic]

        ABOUT THE FUNDS


NATIONS CLASSIC VALUE FUND                      4
Sub-adviser: Brandes Investment Partners, L.P.
--------------------------------------------------
NATIONS GLOBAL VALUE FUND                       8
Sub-adviser: Brandes Investment Partners, L.P.
--------------------------------------------------
OTHER IMPORTANT INFORMATION                    12
--------------------------------------------------
HOW THE FUNDS ARE MANAGED                      14

[Graphic]
      ABOUT YOUR INVESTMENT

       INFORMATION FOR INVESTORS
         Choosing a share class                                       19
           About Investor A Shares                                    20
             Front-end sales charge                                   20
             Contingent deferred sales charge                         21
           About Investor B Shares                                    21
             Contingent deferred sales charge                         21
           About Investor C Shares                                    23
             Contingent deferred sales charge                         23
           Redemption fees                                            23
           When you might not have to pay a sales charge or
             redemption fee                                           24
         Buying, selling and exchanging shares                        28
           How orders are processed                                   30
         How selling and servicing agents are paid                    37
         Distributions and taxes                                      39
       ---------------------------------------------------------------
       FINANCIAL HIGHLIGHTS                                           42
       -----------------------------------------------------------------
       TERMS USED IN THIS PROSPECTUS                                  49
       -----------------------------------------------------------------
       WHERE TO FIND MORE INFORMATION                         BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 15.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS CLASSIC VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term --
 or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
        SECURITY.

       .IT MAY NOT INVEST MORE THAN THE GREATER OF:

        .20% OF ITS ASSETS IN A SINGLE INDUSTRY, OR

        .150% OF THE WEIGHTING OF A SINGLE INDUSTRY IN THE S&P 500 (LIMITED TO
         LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN
         U.S. GOVERNMENT SECURITIES).


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Classic Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]

     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Fund is managed.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor A Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares     Shares
     Maximum sales charge (load) imposed on
     purchases, as a % of offering price             5.75%      none       none
     Maximum deferred sales charge (load) as
     a % of the lower of the original purchase
     price or net asset value                        none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
     Management fees                                 0.65%      0.65%      0.65%
     Distribution (12b-1) and shareholder
     servicing fees                                  0.25%      1.00%      1.00%
                                                     0.39%      0.39%      0.39%
     Other expenses                                  -----      -----      -----
     Total annual Fund operating expenses/5/         1.29%      2.04%      2.04%
                                                     =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /5/The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares and 2.13% for Investor B and Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      . you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      . you reinvest all dividends and distributions in the Fund

      . your investment has a 5% return each year

      . the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year 3 years 5 years 10 years
     Investor A Shares                       $699   $961   $1,243   $2,045
     Investor B Shares                       $707   $940   $1,298   $2,176
     Investor C Shares                       $307   $640   $1,098   $2,369

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                            1 year 3 years 5 years 10 years
     Investor B Shares                       $207   $640   $1,098   $2,176
     Investor C Shares                       $207   $640   $1,098   $2,369

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BRANDES ON PAGE 15.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS GLOBAL VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

      .THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE
       SECURITY.

      .IT MAY NOT INVEST MORE THAN THE GREATER OF:

       .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

       .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI World
        Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

[Graphic]

     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER GLOBAL STOCK ACCOUNTS MANAGED BY BRANDES, SEE How the Funds are managed.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Global Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price        5.75%      none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/
   Redemption fee (as a percentage of total
   redemption proceeds)/4/                    2.00%      2.00%      2.00%
   ANNUAL FUND OPERATING EXPENSES/5/
   (Expenses that are deducted from the Fund's assets)
   Management fees                            0.90%      0.90%      0.90%
   Distribution (12b-1) and shareholder
   servicing fees                             0.25%      1.00%      1.00%
                                              0.73%      0.73%      0.73%
   Other expenses                             -----      -----      -----
   Total annual Fund operating expenses//     1.88%      2.63%      2.63%
                                              (0.23)%    (0.23)%    (0.23)%
   Fee waivers and/or reimbursements          -------    -------    -------
   Total net expenses/6/                      1.65%      2.40%      2.40%
                                              =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see Choosing a share class -- Redemption fees for details.

     /5/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /6/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $733  $1,112  $1,514   $2,636
Investor B Shares  $743  $1,096  $1,575   $2,765
Investor C Shares  $343   $796   $1,375   $2,947

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $243   $796   $1,375   $2,765
Investor C Shares  $243   $796   $1,375   $2,947

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                             Maximum
                           advisory fee
Nations Classic Value Fund     0.65%
Nations Global Value Fund      0.90%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
     BRANDES INVESTMENT
     PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130


BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to the Funds. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds.

PERFORMANCE OF OTHER ACCOUNTS MANAGED BY BRANDES
Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

                               Brandes
                          U.S. Value Equity  Russell 1000
                            Composite (%)   Value Index (%)
one year                        21.49%            4.39%
three years                     14.09%            3.63%
five years                      13.17%           11.46%
since inception (6/30/91)       15.60%           14.46%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

          Brandes
     U.S. Value Equity  Russell 1000
       Composite (%)   Value Index (%)
2001       16.09%           (5.59)%
2000       34.46%            7.02%
1999      (12.45)%           7.35%
1998        1.69%           15.63%
1997       32.99%           35.18%
1996       29.47%           21.64%
1995       20.98%           38.36%
1994       (3.54)%          (1.98)%
1993       24.00%           18.07%
1992       23.40%           13.58%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.


The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2002 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

               Brandes
            Global Equity MSCI World
            Composite (%) Index (%)
one year       5.49%       (4.23)%
three years    12.84%      (4.39)%
five years     15.25%       5.38%
ten years      16.62%       9.02%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

        Brandes
     Global Equity MSCI World
     Composite (%) Index (%)
2001   (0.66)%      (16.82)%
2000    34.46%      (13.18)%
1999    20.92%       24.93%
1998    13.08%       24.34%
1997    28.14%       15.76%
1996    22.38%       13.48%
1995    20.81%       20.72%
1994   (2.34)%       5.08%
1993    39.71%       22.50%
1992    12.23%      (5.23)%
1991    37.07%       18.29%
1990   (11.79)%     (17.02)%
1989    13.04%       16.61%
1988    26.02%       23.29%
1987   (2.57)%       16.16%
1986    20.77%       41.89%
1985    35.55%       40.57%
1984    7.09%        4.72%
1983    39.91%       21.93%
1982    29.86%       9.71%
1981    13.56%      (4.78)%
1980    34.28%       25.67%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. Nations Global Value Fund pays BA Advisors and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses and Nations Classic Value Fund pays a fee of 0.23%. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]

     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

     [Graphic]

      BEFORE YOU INVEST,
      PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                          Investor A         Investor B        Investor C
                            Shares             Shares            Shares
   Maximum amount
   you can buy             no limit           $250,000          no limit
   Maximum front-end
   sales charge              5.75%              none              none
   Maximum deferred
   sales charge             none/1/           5.00%/2/          1.00%/3/
   Redemption fee/4/         2.00%              2.00%             2.00%
   Maximum annual                               0.75%             0.75%
   distribution              0.25%          distribution      distribution
   and shareholder       distribution      (12b-1) fee and   (12b-1) fee and
   servicing fees     (12b-1)/service fee 0.25% service fee 0.25% service fee
   Conversion feature        none                yes              none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A
 Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About
 Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

/4/The redemption fee may apply to shares of Nations Global Value Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see Choosing a share class -- Redemption fees for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]

     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.




Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge or redemption fee - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                          Amount
                      Sales charge   Sales charge   retained by selling
                     as a % of the   as a % of the   agents as a % of
                     offering price net asset value the offering price
 Amount you bought     per share       per share         per share
$0 -- $49,999            5.75%           6.10%            5.00%
$50,000 -- $99,999       4.50%           4.71%            3.75%
$100,000 -- $249,999     3.50%           3.63%            2.75%
$250,000 -- $499,999     2.50%           2.56%            2.00%
$500,000 -- $999,999     2.00%           2.04%            1.75%
$1,000,000 or more       0.00%           0.00%           1.00%/1/

     /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee - Contingent deferred sales charges and redemption fees.

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                  You'll pay a CDSC of:
-------------------------------------------------------------------------------
                                Shares you       Shares you bought between
                               bought after       8/1/1997 and 11/15/1998
                                11/15/1998       in the following amounts:
                               ------------ ----------------------------------
                                                          $250,000 - $500,000 -
                                            $0 - $249,999  $499,999   $999,999
the first year you own them        5.0%          5.0%        3.0%       2.0%
the second year you own them       4.0%          4.0%        2.0%       1.0%
the third year you own them        3.0%          3.0%        1.0%       none
the fourth year you own them       3.0%          3.0%        none       none
the fifth year you own them        2.0%          2.0%        none       none
the sixth year you own them        1.0%          1.0%        none       none
after six years of owning them     none          none        none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                      Will convert to Investor A Shares
         Investor B Shares you bought    after you've owned them for
           after November 15, 1998               eight years
           between August 1, 1997
           and November 15, 1998
             $0 - $249,000                       nine years
             $250,000 - $499,999                  six years
             $500,000 - $999,999                 five years
           before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee -- Contingent deferred sales charges and redemption fees.

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     Nations Global Value Fund may assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. The redemption fee may not be imposed if you qualify for a waiver. You can find out if you qualify for a waiver in the section When you might not have to pay a sales charge or redemption fee -- Contingent deferred sales charges and redemption fees.

[Graphic]

     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
     Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
     By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
     You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC or redemption fee on the following transactions:

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a redemption fee on Investor A, Investor B or Investor C Shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program.

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You also won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

         .have at least $500,000 invested in Investor A, Investor B or Investor
          C Shares of Nations Funds, or

         .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

         .be an employer-sponsored plan with at least 100 eligible participants, or

         .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                                 Ways to
                               buy, sell or            How much you can buy,
                                 exchange                sell or exchange
                               ------------- ------------------------------------------
Buying shares                  In a lump sum minimum initial investment:
                                             .$1,000 for regular accounts
                                             .$500 for traditional and Roth IRAs, and
                                              Coverdell Education Savings Accounts
                                             .$250 for certain fee-based accounts
                                             .no minimum for certain retirement plan
                                              accounts like 401(k) plans and SEP
                                              accounts, but other restrictions apply
                                             minimum additional investment:
                                             .$100 for all accounts
                               Using our     minimum initial investment:
                               Systematic    .$100
                               Investment    minimum additional investment:
                               Plan          .$50
----------------------------------------------------------------------------------------
Selling shares                 In a lump sum .you can sell up to $50,000 of your
                                              shares by telephone, otherwise there
                                              are no limits to the amount you can sell
                                             .other restrictions may apply to
                                              withdrawals from retirement plan
                                              accounts











                               Using our     .minimum $25 per withdrawal
                               Automatic
                               Withdrawal
                               Plan




----------------------------------------------------------------------------------------
Exchanging shares              In a lump sum .minimum $1,000 per exchange























                               Using our     .minimum $25 per exchange
                               Automatic
                               Exchange
                               Feature


                                           Other things to know
                               --------------------------------------------
Buying shares                  There is no limit to the amount you can
                               invest in Investor A and C Shares. You can
                               invest up to $250,000 in Investor B
                               Shares.






                               You can buy shares twice a month,
                               monthly or quarterly, using automatic
                               transfers from your bank account.

---------------------------------------------------------------------------
Selling shares                 We'll deduct any CDSC from the amount
                               you're selling and send you or your selling
                               agent the balance, usually within three
                               business days of receiving your order.
                               If you paid for your shares with a check
                               that wasn't certified, we'll hold the sale
                               proceeds when you sell those shares for at
                               least 15 days after the trade date of the
                               purchase, or until the check has cleared.
                               Nations Global Value Fund may assess a
                               2.00% redemption fee on the proceeds of
                               Fund shares that are purchased after
                               August 1, 2002 and are redeemed (either by
                               selling shares or exchanging into another
                               Fund) within 90 days of their purchase.
                               Please see Choosing a share class --
                               Redemption fees for details.
                               Your account balance must be at least
                               $10,000 to set up the plan. You can make
                               withdrawals twice a month, monthly,
                               quarterly, bi-annually or annually. We'll
                               send your money by check or deposit it
                               directly to your bank account. No CDSC is
                               deducted if you withdraw 12% or less of
                               the value of your shares in a class.
---------------------------------------------------------------------------
Exchanging shares              You can exchange your Investor A Shares
                               for Investor A shares of any other Nations
                               Fund, except Index Funds. You won't pay a
                               front-end sales charge, CDSC or redemption
                               fee on the shares you're exchanging.
                               You can exchange your Investor B Shares for
                               Investor B Shares of any other Nations Fund.
                               You can exchange your Investor C Shares for
                               Investor C Shares of any other Nations Fund.
                               If you received Investor C Shares of a Fund
                               from an exchange of Investor A Shares of a
                               Managed Index Fund, you can also exchange
                               these shares for Investor A Shares of an
                               Index Fund.
                               You won't pay a CDSC on the shares you're
                               exchanging.
                               Nations Global Value Fund may assess a
                               2.00% redemption fee on the proceeds of
                               Fund shares that are purchased after
                               August 1, 2002 and are redeemed (either
                               by selling shares or exchanging into
                               another Fund) within 90 days of their
                               purchase. Please see Choosing a share
                               class -- Redemption fees for details.
                               You must already have an investment in the
                               Funds into which you want to exchange. You
                               can make exchanges monthly or quarterly.


[Graphic]

     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

[Graphic]

     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.
[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.



[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

         .Nations Global Value Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another
          Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]

     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.

       .If you set up the plan after you've opened your account, your signature must be guaranteed.

       .You can choose to have us transfer your money on or about the 10th or 25th of the month.

       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

       .We'll send you a check or deposit the money directly to your bank account.

       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges by any person, group or account that is believed to be a market timer.

         .In order to limit excessive exchange activity and otherwise promote the best interests of the Fund, Nation's Global Value Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see Choosing a share class -- Redemption fees for details.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         .You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Fund you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]

     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Each of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]

     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders generally won't be able to deduct any distributions when determining their total income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

FOREIGN TAXES
Mutual funds that maintain most of their portfolio in foreign securities -- like Nations Global Value Fund -- have special tax considerations. You'll generally be required to:

  .include in your gross income your proportional amount of foreign income taxes paid by the Fund

  .treat this amount as foreign income taxes you paid directly

  .either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CLASSIC VALUE FUND       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              PERIOD ENDED
INVESTOR A SHARES                              03/31/02*#
Net asset value, beginning of period            $10.00
Net investment income                            0.10
Net realized and unrealized gain/(loss) on
 investments                                     2.09
Net increase/(decrease) in net asset value
 from operations                                 2.19
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.03)
Distributions from net realized capital gains   (0.10)
Total dividends and distributions               (0.13)
Net asset value, end of period                  $12.06
TOTAL RETURN++                                  22.00%
----------------------------------------------------------
----------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $17,128
Ratio of operating expenses to average net
 assets                                        1.29%+(a)
Ratio of net investment income to average net
 assets                                         0.81%+
Portfolio turnover rate                           42%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.29%+(a)

                                 *Classic Value Fund Investor A Shares
                                 commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS CLASSIC VALUE FUND       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          PERIOD ENDED
          INVESTOR B SHARES                                03/31/02*#
          Net asset value, beginning of period              $10.00
          Net investment income/(loss)                     (0.00)##
          Net realized and unrealized gain/(loss) on
           investments                                       2.10
          Net increase/(decrease) in net asset value from
           operations                                        2.10
          LESS DISTRIBUTIONS:
          Dividends from net investment income             (0.00)##
          Distributions from net realized capital gains     (0.10)
          Total dividends and distributions                 (0.10)
          Net asset value, end of period                    $12.00
          TOTAL RETURN++                                    21.08%
          ------------------------------------------------------------
          ------------------------------------------------------------
          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
           DATA:
          Net assets, end of period (in 000's)              $36,511
          Ratio of operating expenses to average net
           assets                                          2.04%+(a)
          Ratio of net investment income to average net
           assets                                           0.06%+
          Portfolio turnover rate                             42%
          Ratio of operating expenses to average net
           assets without waivers and/or expense
           reimbursements                                  2.04%+(a)

                                 *Classic Value Fund Investor B Shares
                                 commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS CLASSIC VALUE FUND       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          PERIOD ENDED
          INVESTOR C SHARES                                03/31/02*#
          Net asset value, beginning of period              $10.00
          Net investment income                              0.01
          Net realized and unrealized gain/(loss) on
           investments                                       2.09
          Net increase/(decrease) in net asset value from
           operations                                        2.10
          LESS DISTRIBUTIONS:
          Dividends from net investment income             (0.00)##
          Distributions from net realized capital gains     (0.10)
          Total dividends and distributions                 (0.10)
          Net asset value, end of period                    $12.00
          TOTAL RETURN++                                    21.08%
          ------------------------------------------------------------
          ------------------------------------------------------------
          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
           DATA:
          Net assets at end of period (in 000's)            $40,916
          Ratio of operating expenses to average net
           assets                                          2.04%+(a)
          Ratio of net investment income to average net
           assets                                           0.06%+
          Portfolio turnover rate                             42%
          Ratio of operating expenses to average net
           assets without waivers and/or expense
           reimbursements                                  2.04%+(a)

                                 *Classic Value Fund Investor C Shares
                                 commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              PERIOD ENDED
INVESTOR A SHARES                              03/31/02*#
Net asset value, beginning of period            $10.00
Net investment income                            0.04
Net realized and unrealized gain/(loss) on
 investments                                     0.45
Net increase/(decrease) in net asset value
 from operations                                 0.49
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.00)##
Distributions from net realized capital gains   (0.02)
Total dividends and distributions               (0.02)
Net asset value, end of period                  $10.47
TOTAL RETURN++                                   4.92%
----------------------------------------------------------
----------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $26,172
Ratio of operating expenses to average net
 assets                                        1.65%+(a)
Ratio of net investment income to average net
 assets                                         0.41%+
Portfolio turnover rate                           19%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.88%+(a)

                                 *Global Value Fund Investor A Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly shares method.
                                 ## Amount represents less than $(0.01) per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          PERIOD ENDED
          INVESTOR B SHARES                                03/31/02*#
          Net asset value, beginning of period              $10.00
          Net investment income/(loss)                      (0.03)
          Net realized and unrealized gain (loss) on
           investments                                       0.45
          Net increase (decrease) in net asset value from
           operations                                        0.42
          LESS DISTRIBUTIONS:
          Dividends from net investment income                --
          Distributions from net realized capital gains     (0.02)
          Total dividends and distributions                 (0.02)
          Net asset value, end of period                    $10.40
          TOTAL RETURN++                                     4.18%
          ------------------------------------------------------------
          ------------------------------------------------------------
          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
           DATA:
          Net assets at end of period (in 000's)            $11,804
          Ratio of operating expenses to average net
           assets                                          2.40%+(a)
          Ratio of net investment income/(loss) to
           average net assets                              (0.34)%+
          Portfolio turnover rate                             19%
          Ratio of operating expenses to average net
           assets without waivers and/or expense
           reimbursements                                  2.63%+(a)

                                 *Global Value Fund Investor B Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND         FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          PERIOD ENDED
          INVESTOR C SHARES                                03/31/02*#
          Net asset value, beginning of period              $10.00
          Net investment income/(loss)                      (0.03)
          Net realized and unrealized gain/(loss) on
           investments                                       0.45
          Net increase/(decrease) in net asset value from
           operations                                        0.42
          LESS DISTRIBUTIONS:
          Dividends from net investment income                 -
          Distributions from net realized capital gains     (0.02)
          Total dividends and distributions                 (0.02)
          Net asset value, end of period                    $10.40
          TOTAL RETURN++                                     4.18%
          ------------------------------------------------------------
          ------------------------------------------------------------
          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
           DATA:
          Net assets, end of period (in 000's)              $30,914
          Ratio of operating expenses to average net
           assets                                          2.40%+(a)
          Ratio of net investment income/(loss) to
           average net assets                              (0.34)%+
          Portfolio turnover rate                             19%
          Ratio of operating expenses to average net
           assets without waivers and/or expense
           reimbursements                                  2.63%+(a)

                                 *Global Value Fund Investor C Shares commenced operations on April 16, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
       Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P
   600" are trademarks of The McGraw-Hill Companies, Inc.

   SEC file number:
   Nations Funds Trust, 811-09645
   BRANDESPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about the Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [Graphic]

Nations Small
Company Fund
Prospectus -- Investor A, B and C Shares

August 1, 2002


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee





[LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
   TERMS USED IN THIS PROSPECTUS

   IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

   [Graphic]


    YOU'LL FIND Terms used in
    this prospectus ON PAGE 38.

   YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT
   INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

   AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about one Nations Funds Stock Fund -- Nations Small Company Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND
Nations Small Company Fund invests primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Small Company Fund focuses on long-term growth. It may be suitable for you if:

  .you have longer-term investment goals

  .it's part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC
   (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    BA ADVISORS AND BACAP STARTING ON PAGE 12.


[Graphic]

        ABOUT THE FUND

         NATIONS SMALL COMPANY FUND                                   4
         Sub-adviser: BACAP
         --------------------------------------------------------------
         OTHER IMPORTANT INFORMATION                                 10
         --------------------------------------------------------------
         HOW THE FUND IS MANAGED                                     12

[Graphic]
       ABOUT YOUR INVESTMENT

         INFORMATION FOR INVESTORS
           Choosing a share class                                    14
             About Investor A Shares                                 15
               Front-end sales charge                                15
               Contingent deferred sales charge                      16
             About Investor B Shares                                 16
               Contingent deferred sales charge                      16
             About Investor C Shares                                 18
               Contingent deferred sales charge                      18
             When you might not have to pay a sales charge           18
           Buying, selling and exchanging shares                     22
             How orders are processed                                24
           How selling and servicing agents are paid                 30
           Distributions and taxes                                   32
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                        34
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               38
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S SMALLCAP STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT BACAP ON PAGE 13.

[Graphic]
   WHY INVEST IN A SMALL
     COMPANY FUND?

   A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

   THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.


NATIONS SMALL COMPANY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  .company meetings/conferences

  .independent industry analysis

  .quantitative analysis

  .Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  .gaining an in-depth understanding of the company's business

  .evaluating the company's growth potential, risks and competitive strengths

  .discussing its growth strategy with company management

  .validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

   [Graphic]


    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN THE FUND IN Other important information AND IN THE SAI.


While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Small Company Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
   MANY THINGS AFFECT THE FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                       [CHART]

   1996    1997    1998    1999    2000     2001
  ------  ------  ------  ------  -------  -------
  19.92%  19.47%   1.22%  54.51%  (1.83)%  (12.22)%

          *Year-to-date return as of June 30, 2002:  -12.48%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  43.14%
Worst: 3rd quarter 1998: -25.80%

[Graphic]
   THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         Life of
                                         1 year  5 years  Fund*
Investor A Shares Returns Before Taxes   -17.27%  8.69%  10.18%
Investor A Shares Returns After Taxes on
 Distributions                           -17.27%  7.40%  9.03%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   -10.52%  6.92%  8.24%
Investor B Shares Returns Before Taxes   -17.21%  8.94%  10.54%
Investor C Shares Returns Before Taxes   -13.73%   --    4.65%
Russell 2000 Growth Index (reflects no
 deductions for fees, expenses or taxes) -9.23%   2.87%  4.54%

    * The inception dates of Investor A Shares, Investor B Shares and Investor C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
   THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

   TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed
    on purchases, as a % of offering price     5.75%       none       none
    Maximum deferred sales charge (load)
    as a % of the lower of the original
    purchase price or net asset value         none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.90%      0.90%      0.90%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%      1.00%
    Other expenses                             0.32%      0.32%      0.32%
                                               -----      -----      -----
    Total annual Fund operating expenses       1.47%      2.22%      2.22%
    Fee waivers and/or reimbursements         (0.07)%    (0.07)%    (0.07)%
                                              -------    -------    -------
    Total net expenses/5/                      1.40%      2.15%      2.15%
                                               =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $709  $1,007  $1,327   $2,229
               Investor B Shares  $718   $988   $1,383   $2,360
               Investor C Shares  $318   $688   $1,183   $2,549

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $218   $688   $1,183   $2,360
               Investor C Shares  $218   $688   $1,183   $2,549

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]


      How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                           Maximum  Actual fee
                           advisory  paid last
                             fee    fiscal year
Nations Small Company Fund  0.90%      0.83%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
   BANC OF AMERICA
   CAPITAL MANAGEMENT, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
   STEPHENS INC.

   111 CENTER STREET
   LITTLE ROCK, ARKANSAS 72201

[Graphic]
   PFPC INC.

   400 BELLEVUE PARKWAY
   WILMINGTON, DELAWARE 19809


BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations Small Company Fund. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
   WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


   [Graphic]

    FOR MORE INFORMATION
    ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

   [Graphic]

    BEFORE YOU INVEST,
    PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
sales charge             5.75%               none               none
Maximum deferred
sales charge            none/1/            5.00%/2/           1.00%/3/
Maximum annual
distribution       0.25% distribution 0.75% distribution 0.75% distribution
and shareholder     (12b-1)/service    (12b-1) fee and    (12b-1) fee and
servicing fees            fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About
   Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                          Amount retained
                           Sales charge   Sales charge   by selling agents
                          as a % of the   as a % of the    as a % of the
                          offering price net asset value  offering price
      Amount you bought     per share       per share        per share
      $0 - $49,999             5.75%          6.10%             5.00%
      $50,000 - $99,999        4.50%          4.71%             3.75%
      $100,000 - $249,999      3.50%          3.63%             2.75%
      $250,000 - $499,999      2.50%          2.56%             2.00%
      $500,000 - $999,999      2.00%          2.04%             1.75%
      $1,000,000 or more       0.00%          0.00%            1.00%/1/

   /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                You'll pay a CDSC of:
------------------------------------------------------------------------
                                 Shares
                               you bought   Shares you bought between
                                 after       8/1/1997 and 11/15/1998
                               11/15/1998   in the following amounts:
                               ---------- ------------------------------
                                            $0 -   $250,000 - $500,000 -
                                          $249,999  $499,999   $999,999
the first year you own them       5.0%      5.0%      3.0%       2.0%
the second year you own them      4.0%      4.0%      2.0%       1.0%
the third year you own them       3.0%      3.0%      1.0%       none
the fourth year you own them      3.0%      3.0%      none       none
the fifth year you own them       2.0%      2.0%      none       none
the sixth year you own them       1.0%      1.0%      none       none
after six years of owning them    none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,000                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
   PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

   YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

   WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

      .have at least $500,000 invested in Investor A Shares of Nations Funds
       (except Money Market Funds), or

      .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

      .be an employer-sponsored plan with at least 100 eligible participants, or

      .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

       .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

       .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

       .shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

       .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

       .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                                  WAYS TO
                                BUY, SELL OR       HOW MUCH YOU CAN BUY,
                                  EXCHANGE           SELL OR EXCHANGE                     OTHER THINGS TO KNOW
                               --------------- ----------------------------- -----------------------------------------------
Buying shares                  In a lump sum   minimum initial investment:   There is no limit to the amount you can invest
                                               . $1,000 for regular accounts in Investor A and C Shares. You can invest up
                                               . $500 for traditional and    to $250,000 in Investor B Shares.
                                                 Roth IRAs, and Coverdell
                                                 Education Savings
                                                 Accounts
                                               . $250 for certain fee-based
                                                accounts
                                               . no minimum for certain
                                                retirement plan accounts
                                                like 401(k) plans and SEP
                                                accounts, but other
                                                restrictions apply
                                               minimum additional
                                               investment:
                                               . $100 for all accounts
                               Using our       minimum initial investment:   You can buy shares twice a month, monthly or
                               Systematic      . $100                        quarterly, using automatic transfers from your
                               Investment Plan minimum additional            bank account.
                                               investment:
                                               . $50
----------------------------------------------------------------------------------------------------------------------------
Selling shares                 In a lump sum   . you can sell up to $50,000  We'll deduct any CDSC from the amount you're
                                                of your shares by            selling and send you or your selling agent the
                                                telephone, otherwise there   balance, usually within three business days of
                                                are no limits to the amount  receiving your order.
                                                you can sell                 If you paid for your shares with a check that
                                               . other restrictions may      wasn't certified, we'll hold the sale proceeds
                                                apply to withdrawals from    when you sell those shares for at least 15 days
                                                retirement plan accounts     after the trade date of the purchase, or until
                                                                             the check has cleared.
                               Using our       . minimum $25 per             Your account balance must be at least $10,000
                               Automatic        withdrawal                   to set up the plan. You can make withdrawals
                               Withdrawal Plan                               twice a month, monthly, quarterly, bi-annually
                                                                             or annually. We'll send your money by check or
                                                                             deposit it directly to your bank account. No
                                                                             CDSC is deducted if you withdraw 12% or less
                                                                             of the value of your shares in a class.
----------------------------------------------------------------------------------------------------------------------------
Exchanging shares              In a lump sum   . minimum $1,000 per          You can exchange your Investor A Shares for
                                                exchange                     Investor A shares of any other Nations Fund,
                                                                             except Index Funds. You won't pay a front-end
                                                                             sales charge, CDSC or redemption fee on the
                                                                             shares you're exchanging.
                                                                             You can exchange your Investor B Shares for
                                                                             Investor B Shares of any other Nations Fund.
                                                                             You can exchange your Investor C Shares for
                                                                             Investor C Shares of any other Nations Fund.
                                                                             If you received Investor C Shares of a Fund
                                                                             from an exchange of Investor A Shares of a
                                                                             Managed Index Fund, you can also exchange
                                                                             these shares for Investor A Shares of an Index
                                                                             Fund. You won't pay a CDSC on the shares
                                                                             you're exchanging.
                               Using our       . minimum $25 per exchange    You must already have an investment in the
                               Automatic                                     Funds into which you want to exchange. You
                               Exchange                                      can make exchanges monthly or quarterly.
                               Feature

[Graphic]
   A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

   THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

       .You buy Investor A Shares at the offering price per share. You buy
        Investor B and Investor C Shares at net asset value per share.

       .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

       .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

       .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

       .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

       .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

       .$100 using our Systematic Investment Plan

       .There is no minimum for 401(k) plans, simplified employee pension plans
        (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

   [Graphic]


    FOR MORE INFORMATION
    ABOUT TELEPHONE ORDERS, SEE How orders are processed.



Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.
   .You can choose to have us transfer your money on or about the 15th or the last day of the month.
   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We'll deduct any CDSC from the amount you're selling and send you the balance.

       .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

       .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

       .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

       .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

       .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

       .You must exchange at least $1,000, or $25 if you use our Automatic
        Exchange Feature.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

       .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

       .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

       .You won't pay a CDSC, if applicable, on the shares you're exchanging.
        Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Funds you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
   THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

   THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

   YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR
   ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share of Investor A Shares

   .up to 1.00% of the net asset value per share of Investor B Shares

   .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
   THE POWER OF COMPOUNDING

   REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

   PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
   THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

 [Graphic]


    FOR MORE INFORMATION ABOUT
    TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

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      Financial highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended  Year ended  Year ended  Year ended Period ended Period ended
INVESTOR A SHARES*                         03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period         $13.52      $22.44      $11.43      $15.74     $12.05        $10.64
Net investment income/(loss)                 (0.10)      (0.14)      (0.15)      (0.07)     (0.02)         0.03
Net realized and unrealized gain/(loss) on
 investments                                  1.42       (6.58)       11.19      (3.11)      4.42          1.46
Net increase/(decrease) in net asset value
 from operations                              1.32       (6.72)       11.04      (3.18)      4.40          1.49
LESS DISTRIBUTIONS:
Dividends from net investment income           --          --          --          --         --          (0.03)
Distributions from net realized capital
 gains                                         --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Total dividends and distributions              --        (2.20)      (0.03)      (1.13)     (0.71)        (0.08)
Net asset value, end of period               $14.84      $13.52      $22.44      $11.43     $15.74        $12.05
TOTAL RETURN++                                9.76%     (31.96)%     96.91%     (21.32)%    37.02%        13.98%
-------------------------------------------------------------------------------------------------------------------
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $157,759    $146,457    $245,425    $16,143     $6,772        $3,697
Ratio of operating expenses to average net
 assets                                    1.40%(a)(b) 1.40%(a)(b) 1.38%(a)(b)  1.20%(a)   1.20%+(a)      1.23%+
Ratio of net investment income/(loss) to
 average net assets                          (0.73)%     (0.77)%     (0.90)%    (0.67)%    (0.20)%+       0.30%+
Portfolio turnover rate                        35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.46%(a)    1.45%(a)    1.47%(a)    1.47%(a)   1.51%+(a)      1.66%+

                                 *The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended  Year ended  Year ended  Year ended Period ended Period ended
 INVESTOR B SHARES*                        03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period         $13.08      $21.94      $11.23      $15.59     $12.03        $10.65
Net investment income/(loss)                 (0.20)      (0.23)      (0.25)      (0.11)     (0.08)        (0.03)
Net realized and unrealized gain/(loss) on
 investments                                  1.37       (6.43)       10.99      (3.12)      4.35          1.46
Net increase/(decrease) in net asset value
 from operations                              1.17       (6.66)       10.74      (3.23)      4.27          1.43
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gains                                 --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Net asset value, end of period               $14.25      $13.08      $21.94      $11.23     $15.59        $12.03
TOTAL RETURN++                                8.94%     (32.45)%     95.79%     (21.86)%    36.06%        13.43%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $17,484     $11,744     $13,839     $5,127     $3,384        $2,635
Ratio of operating expenses to average net
 assets                                    2.15%(a)(b) 2.15%(a)(b) 2.13%(a)(b)  1.95%(a)   1.87%+(a)      1.97%+
Ratio of net investment income/(loss) to
 average net assets                          (1.48%)     (1.52)%     (1.65)%    (1.42)%    (0.87)%+      (0.45)%+
Portfolio turnover rate                        35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             2.21%(a)    2.20%(a)    2.22%(a)    2.22%(a)   2.18%+(a)      2.41%+

                                 *The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended   Year ended   Year ended   Year ended  Period ended
INVESTOR C SHARES                          03/31/02#     03/31/01    03/31/00#    03/31/99#    03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $13.26       $22.21       $11.38        $15.74       $15.18
Net investment income/(loss)                  (0.20)       (0.25)       (0.23)        (0.12)       (0.08)
Net realized and unrealized gain/(loss) on
 investments                                   1.39        (6.50)        11.09        (3.11)        1.35
Net increase/(decrease) in net asset value
 from operations                               1.19        (6.75)        10.86        (3.23)        1.27
LESS DISTRIBUTIONS:
Distributions from net realized capital
 gains                                          --         (2.20)       (0.03)        (1.13)       (0.71)
Net asset value, end of period                $14.45       $13.26       $22.21        $11.38       $15.74
TOTAL RETURN++                                 8.97%      (32.46)%      95.76%       (21.66)%       8.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $3,871       $2,813       $3,588        $1,951       $3,122
Ratio of operating expenses to average
 net assets                                 2.15%(a)(b)  2.15%(a)(b)  2.13%(a)(b)    1.70%(a)     1.95%+(a)
Ratio of net investment income/(loss) to
 average net assets                           (1.48)%      (1.52)%      (1.65)%      (1.17)%      (0.95)%+
Portfolio turnover rate                         35%          48%          63%          87%           59%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                      2.21%(a)     2.20%(a)     2.22%(a)      2.22%(a)     2.26%+(a)

                                 *Small Company Fund Investor C Shares
                                 commenced operations on September 22, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

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   THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


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        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

        SEC file number:
        Nations Funds Trust, 811-09645

        SMCOPROIX-0802


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      Where to find more information

You'll find more information about Nations Small Company Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                            [LOGO] Nations Funds

                                    [Graphic]

Nations Convertible
Securities Fund
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.


-----------------
NOT FDIC INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

[LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
   TERMS USED IN THIS PROSPECTUS

   IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

   [Graphic]


    YOU'LL FIND Terms used in
    this prospectus ON PAGE 38.

   YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

   AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.



This booklet, which is called a prospectus, tells you about one Nations Funds Stock Fund -- Nations Convertible Securities Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND
Nations Convertible Securities Fund invests primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Convertible Securities Fund focuses on long-term growth. It may be suitable for you if:

  .you have longer-term investment goals

  .it's part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    BA ADVISORS AND BACAP STARTING ON PAGE 12.


[Graphic]

        ABOUT THE FUND

        NATIONS CONVERTIBLE SECURITIES FUND                           4
        Sub-adviser: BACAP
        ---------------------------------------------------------------
        OTHER IMPORTANT INFORMATION                                  10
        ---------------------------------------------------------------
        HOW THE FUND IS MANAGED                                      12

        [Graphic]
                ABOUT YOUR INVESTMENT

        INFORMATION FOR INVESTORS
          Choosing a share class                                     14
            About Investor A Shares                                  15
              Front-end sales charge                                 15
              Contingent deferred sales charge                       16
            About Investor B Shares                                  16
              Contingent deferred sales charge                       16
            About Investor C Shares                                  17
              Contingent deferred sales charge                       17
            When you might not have to pay a sales
              charge                                                 18
          Buying, selling and exchanging shares                      22
            How orders are processed                                 24
          How selling and servicing agents are paid                  30
          Distributions and taxes                                    32
        ---------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                         34
        ---------------------------------------------------------------
        TERMS USED IN THIS PROSPECTUS                                38
        ---------------------------------------------------------------
        WHERE TO FIND MORE INFORMATION                       BACK COVER

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    BACAP ON PAGE 13.

[Graphic]
   WHAT ARE CONVERTIBLE SECURITIES?

   CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE preferred stocks, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

   CONVERTIBLE SECURITIES TYPICALLY:

    .HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

    .ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING
     COMMON STOCK

    .HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING
     COMMON STOCK INCREASES


NATIONS CONVERTIBLE SECURITIES FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  .the issuer's financial strength and revenue outlook

  .earnings trends, including changes in earnings estimates

  .the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

   [Graphic]

    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN
    THIS FUND IN Other
    important information
    AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Convertible Securities Fund has the following risks:

      .Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[Graphic]
    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                 [CHART]

    1992   1993   1994    1995   1996   1997   1998   1999   2000    2001
    ----   ----   ----    ----   ----   ----   ----   ----   ----    ----
   21.34% 22.71% (5.85)% 24.11% 19.45% 21.96% 6.58%  26.76% 14.86% (7.90)%

          *Year-to-date return as of June 30, 2002:  -3.02%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 1999:                                        17.39%
     Worst: 3rd quarter 1998:                                       -9.41%

[Graphic]
    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                          1 year  5 years 10 years  Fund*
     Investor A Shares Returns Before
      Taxes                               -13.19%  10.44%  13.06%   13.20%
     Investor A Shares Returns After
      Taxes on Distributions              -14.34%   6.11%   9.48%    9.90%
     Investor A Shares Returns After
      Taxes on Distributions and Sale of
      Fund Shares                          -7.99%   6.64%   9.30%    9.66%
     Investor B Shares Returns Before
      Taxes                               -13.05%     --      --     7.29%
     Investor C Shares Returns Before
      Taxes                                -9.49%  11.12%     --    11.24%
     CSFB Convertible Securities Index
      (reflects no deductions for fees,
      expenses or taxes)                   -6.41%   8.89%  11.10%    9.55%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
    THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your        Investor A Investor B Investor C
investment)                            Shares     Shares     Shares
Maximum sales charge (load)
imposed on purchases, as a %
of offering price                      5.75%       none       none
Maximum deferred sales charge (load)
as a % of the lower of the original
purchase price or net asset value     none/1/    5.00%/2/   1.00%/3/

ANNUAL FUND OPERATING EXPENSES/4/
(Expenses that are deducted from the Fund's assets)
Management fees                        0.65%      0.65%      0.65%
Distribution (12b-1) and
shareholder servicing fees             0.25%      1.00%      1.00%
                                       0.35%      0.35%      0.35%
Other expenses                         ----       ----       ----
Total annual Fund operating expenses   1.25%      2.00%      2.00%
                                       ====       ====       ====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.
     /4/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[Graphic]
    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $695   $949   $1,223   $2,002
Investor B Shares  $703   $927   $1,278   $2,134
Investor C Shares  $303   $627   $1,078   $2,327

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $203   $627   $1,078   $2,134
Investor C Shares  $203   $627   $1,078   $2,327

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255


[Graphic]


      How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                Maximum  Actual fee
                                                advisory  paid last
                                                  fee    fiscal year
            Nations Convertible Securities Fund  0.65%      0.65%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
   BANC OF AMERICA
   CAPITAL MANAGEMENT, LLC

   ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
   STEPHENS INC.

   111 CENTER STREET
   LITTLE ROCK, ARKANSAS 72201

[Graphic]
   PFPC INC.

   400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809


BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations Convertible Securities Fund. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
    WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

    [Graphic]
      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A
      SHARE CLASS, CONTACT YOUR
      INVESTMENT PROFESSIONAL OR
      CALL US AT 1.800.321.7854.

    [Graphic]
      BEFORE YOU INVEST,
      PLEASE NOTE THAT,
      OVER TIME, DISTRIBUTION
      (12B-1) AND SHAREHOLDER
      SERVICING FEES WILL INCREASE
      THE COST OF YOUR INVESTMENT,
      AND MAY COST YOU MORE THAN
      ANY SALES CHARGES YOU MAY
      PAY. FOR MORE INFORMATION,
      SEE How selling and
      servicing agents
      are paid.

[Graphic]
      CHOOSING A SHARE CLASS

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
sales charge             5.75%               none               none
Maximum deferred
sales charge            none/1/            5.00%/2/           1.00%/3/
Maximum annual
distribution       0.25% distribution 0.75% distribution 0.75% distribution
and shareholder     (12b-1)/service    (12b-1) fee and    (12b-1) fee and
servicing fees            fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class --
         About Investor B Shares -- Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares --Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

    THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    Amount retained
                     Sales charge   Sales charge   by selling agents
                    as a % of the   as a % of the    as a % of the
                    offering price net asset value  offering price
Amount you bought     per share       per share        per share
$0 - $49,999             5.75%          6.10%             5.00%
$50,000 - $99,999        4.50%          4.71%             3.75%
$100,000 - $249,999      3.50%          3.63%             2.75%
$250,000 - $499,999      2.50%          2.56%             2.00%
$500,000 - $999,999      2.00%          2.04%             1.75%
$1,000,000 or more       0.00%          0.00%            1.00%/1/

     /1/ 1.00%on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE

     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE

     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

    If you sell your shares
    during the following year:               You'll pay a CDSC of:
    ------------------------------ -----------------------------------------
                                     Shares
                                   you bought   Shares you bought between
                                     after       8/1/1997 and 11/15/1998
                                   11/15/1998   in the following amounts:
                                   ---------- ------------------------------
                                                $0 -   $250,000 - $500,000 -
                                              $249,999 $499,999   $999,999
    the first year you own them       5.0%      5.0%      3.0%       2.0%
    the second year you own them      4.0%      4.0%      2.0%       1.0%
    the third year you own them       3.0%      3.0%      1.0%       none
    the fourth year you own them      3.0%      3.0%      none       none
    the fifth year you own them       2.0%      2.0%      none       none
    the sixth year you own them       1.0%      1.0%      none       none
    after six years of owning them    none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE

     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                              Will convert to Investor A Shares
 Investor B Shares you bought    after you've owned them for
   after November 15, 1998               eight years
   between August 1, 1997
   and November 15, 1998
     $0 - $249,000                       nine years
     $250,000 - $499,999                  six years
     $500,000 - $999,999                 five years
   before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

[Graphic]
    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

    YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

    WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiducuaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY ''BUYING'' THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                     Ways to
                   buy, sell or               How much you can buy,
                     exchange                   sell or exchange                        Other things to know
                  --------------- ---------------------------------------------- ----------------------------------
Buying shares     In a lump sum   minimum initial investment:                    There is no limit to the amount
                                  . $1,000 for regular accounts                  you can invest in Investor A and C
                                  . $500 for traditional and Roth IRAs, and      Shares. You can invest up to
                                   Coverdell Education Savings Accounts          $250,000 in Investor B Shares.
                                  . $250 for certain fee-based accounts
                                  . no minimum for certain retirement plan
                                   accounts like 401(k) plans and SEP
                                   accounts, but other restrictions apply
                                  minimum additional investment:
                                  . $100 for all accounts
                  Using our       minimum initial investment:                    You can buy shares twice a
                  Systematic      . $ 100                                        month, monthly or quarterly,
                  Investment Plan minimum additional investment:                 using automatic transfers from
                                  . $ 50                                         your bank account.
-------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum   . you can sell up to $50,000 of your shares by We'll deduct any CDSC from the
                                   telephone, otherwise there are no limits to   amount you're selling and send
                                   the amount you can sell                       you or your selling agent the
                                  . other restrictions may apply to withdrawals  balance, usually within three
                                   from retirement plan accounts                 business days of receiving your
                                                                                 order.
                                                                                 If you paid for your shares with a
                                                                                 check that wasn't certified, we'll
                                                                                 hold the sale proceeds when you
                                                                                 sell those shares for at least 15
                                                                                 days after the trade date of the
                                                                                 purchase, or until the check has
                                                                                 cleared.
                  Using our       . minimum $25 per withdrawal                   Your account balance must be at
                  Automatic                                                      least $10,000 to set up the plan.
                  Withdrawal Plan                                                You can make withdrawals twice
                                                                                 a month, monthly, quarterly, bi-
                                                                                 annually or annually. We'll send
                                                                                 your money by check or deposit it
                                                                                 directly to your bank account. No
                                                                                 CDSC is deducted if you withdraw
                                                                                 12% or less of the value of your
                                                                                 shares in a class.
-------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum   . minimum $1,000 per exchange                  You can exchange your Investor A
                                                                                 Shares for Investor A shares of
                                                                                 any other Nations Fund, except
                                                                                 Index Funds. You won't pay a
                                                                                 front-end sales charge, CDSC or
                                                                                 redemption fee on the shares
                                                                                 you're exchanging.
                                                                                 You can exchange your Investor B
                                                                                 Shares for Investor B Shares of
                                                                                 any other Nations Fund.
                                                                                 You can exchange your Investor C
                                                                                 Shares for Investor C Shares of
                                                                                 any other Nations Fund.
                                                                                 If you received Investor C Shares
                                                                                 of a Fund from an exchange of
                                                                                 Investor A Shares of a Managed
                                                                                 Index Fund, you can also
                                                                                 exchange these shares for
                                                                                 Investor A Shares of an Index
                                                                                 Fund.
                                                                                 You won't pay a CDSC on the
                                                                                 shares you're exchanging.
                  Using our       . minimum $25 per exchange                     You must already have an
                  Automatic                                                      investment in the Funds into
                  Exchange                                                       which you want to exchange. You
                  Feature                                                        can make exchanges monthly or
                                                                                 quarterly.

[Graphic]
   A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

   THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

       .You buy Investor A Shares at the offering price per share. You buy
        Investor B and Investor C Shares at net asset value per share.

       .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

       .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

       .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

       .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

       .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

       .$100 using our Systematic Investment Plan

       .There is no minimum for 401(k) plans, simplified employee pension plans
        (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

                                       [Graphic]


    FOR MORE INFORMATION
    ABOUT TELEPHONE ORDERS,
    SEE How orders are
    processed.



Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.

   .You can choose to have us transfer your money on or about the 15th or the last day of the month.

   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We'll deduct any CDSC from the amount you're selling and send you the balance.

       .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

       .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

       .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

       .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

       .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

       .You must exchange at least $1,000, or $25 if you use our Automatic
        Exchange Feature.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be market timer.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

       .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

       .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

       .You won't pay a CDSC, if applicable, on the shares you're exchanging.
        Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Fund you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
   THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

   THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

   YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR
   ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
   THE POWER OF COMPOUNDING

   REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

   PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund normally declares and pays distributions of net investment income quarterly. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is paid (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
   THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


                                       [Graphic]


    FOR MORE INFORMATION ABOUT
    TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


NATIONS CONVERTIBLE SECURITIES FUND
                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Year ended  Year ended  Period ended Period ended Year ended Year ended
INVESTOR A SHARES*                      03/31/02#    03/31/01    03/31/00#     05/14/99    02/28/99   02/28/98
OPERATING PERFORMANCE:
Net asset value, beginning of period      $16.04      $22.17      $18.31        $17.34      $17.28     $17.35
Net investment income                      0.59        0.51        0.46          0.12        0.51       0.58
Net realized and unrealized gain/(loss)
 on investments                           (0.04)      (2.05)       5.26          0.96        0.25       2.89
Net increase/(decrease) in net asset
 value from operations                     0.55       (1.54)       5.72          1.08        0.76       3.47
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.52)      (0.55)      (0.45)        (0.11)      (0.52)     (0.59)
Distributions from net realized capital
 gains                                    (0.05)      (4.04)      (1.41)          --        (0.18)     (2.95)
Total dividends and distributions         (0.57)      (4.59)      (1.86)        (0.11)      (0.70)     (3.54)
Net asset value, end of period            $16.02      $16.04      $22.17        $18.31      $17.34     $17.28
TOTAL RETURN++                             3.48%      (7.88)%     33.68%        6.25%       4.64%      21.54%
===============================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $321,858    $315,857    $369,488      $352,000    $356,000   $391,000
Ratio of operating expenses to average
 net assets                             1.25%(a)(b) 1.24%(a)(b)  1.22%+(b)      1.30%+     1.15%(a)   1.10%(a)
Ratio of net investment income to
 average net assets                        3.53%       2.86%      1.96%+        3.07%+      2.97%      3.35%
Portfolio turnover rate                     50%         73%         65%          16%         66%        69%
Ratio of operating expenses to average
 net assets with waivers and/or
 expense reimbursements                  1.25%(a)    1.25%(a)     1.23%+        1.32%+     1.16%(a)   1.12%(a)

                    *    The financial information for the fiscal periods
                         through May 14, 1999 reflect the financial information
                         for the Pacific Horizon Capital Income Fund A Shares,
                         which were reorganized into the Convertible Securities
                         Investor A Shares as of May 21, 1999. Prior to May 21,
                         1999, the Fund's investment adviser was Bank of America
                         National Trust and Savings Association. Effective May
                         21, 1999, its investment adviser became Banc of America
                         Advisors, LLC and its investment sub-adviser became
                         Banc of America Capital Management, LLC.
                    +    Annualized
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS CONVERTIBLE SECURITIES FUND
                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Year ended   Year ended   Period ended Period ended Period ended
INVESTOR B SHARES*                      03/31/02#     03/31/01     03/31/00#     05/14/99    02/28/99**
OPERATING PERFORMANCE:
Net asset value, beginning of period       $15.92       $22.06       $18.27        $17.30        $17.67
Net investment income                       0.45         0.35         0.44          0.09          0.22
Net realized and unrealized gain/(loss)
 on investments                            (0.03)       (2.00)        5.12          0.96         (0.17)
Net increase/(decrease) in net asset
 value from operations                      0.42        (1.65)        5.56          1.05          0.05
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.41)       (0.45)       (0.36)        (0.08)        (0.24)
Distributions from net realized capital
 gains                                     (0.05)       (4.04)       (1.41)          --          (0.18)
Total dividends and distributions          (0.46)       (4.49)       (1.77)        (0.08)        (0.42)
Net asset value, end of period             $15.88       $15.92       $22.06        $18.27        $17.30
TOTAL RETURN++                              2.68%       (8.49)%      32.76%        6.10%          0.44%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $90,408      $49,763      $11,175       $4,000        $3,000
Ratio of operating expenses to average
 net assets                              2.00%(a)(b)  1.99%(a)(b)   1.97%+(b)      2.06%+       1.96%+(a)
Ratio of net investment income to
 average net assets                         2.78%        2.08%       1.21%+        2.34%+        2.14%+
Portfolio turnover rate                      50%          73%          65%          16%            66%
Ratio of operating expenses to average
 net assets with waivers and/or
 expense reimbursements                   2.00%(a)     2.00%(a)      1.98%+        2.08%+       1.97%+(a)

                    *    The financial information for the fiscal periods
                         through May 14, 1999 reflect the financial information
                         for the Pacific Horizon Capital Income Fund B Shares,
                         which were reorganized into the Convertible Securities
                         Investor B Shares as of May 21, 1999. Prior to May 21,
                         1999, the Fund's investment adviser was Bank of America
                         National Trust and Savings Association. Effective May
                         21, 1999, its investment adviser became Banc of America
                         Advisors, LLC and its investment sub-adviser became
                         Banc of America Capital Management, LLC.
                    **   Convertible Securities Investor B Shares commenced
                         operations on July 15, 1998.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS CONVERTIBLE SECURITIES FUND
                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Year ended  Year ended  Period ended Period ended Year ended Year ended
INVESTOR C SHARES*                      03/31/02#    03/31/01    03/31/00#     05/14/99    02/28/99   02/28/98
OPERATING PERFORMANCE:
Net asset value, beginning of period      $16.08      $22.23      $18.35        $17.37      $17.24     $17.30
Net investment income                      0.45        0.35        0.38          0.10        0.40       0.48
Net realized and unrealized gain/(loss)
 on investments                           (0.03)      (2.02)       5.22          0.97        0.31       2.89
Net increase/(decrease) in net asset
 value from operations                     0.42       (1.67)       5.60          1.07        0.71       3.37
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.41)      (0.44)      (0.31)        (0.09)      (0.40)     (0.48)
Distributions from net realized capital
 gains                                    (0.05)      (4.04)      (1.41)          --        (0.18)     (2.95)
Total dividends and distributions         (0.46)      (4.48)      (1.72)        (0.09)      (0.58)     (3.43)
Net asset value, end of period            $16.04      $16.08      $22.23        $18.35      $17.37     $17.24
Total return++                             2.66%      (8.50)%     32.81%        6.17%       4.29%      20.97%
===============================================================================================================
RATIOS TO AVERAGE NET ASSETS /
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $20,370     $9,827      $3,033        $4,000      $4,000     $3,000
Ratio of operating expenses to average
 net assets                             2.00%(a)(b) 1.99%(a)(b)  1.97%+(b)      1.80%+     1.65%(a)    1.60%
Ratio of net investment income to
 average net assets                        2.78%       2.08%      1.21%+        2.56%+      2.45%      2.85%
Portfolio turnover rate                     50%         73%         65%          16%         66%        69%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                  2.00%(a)    2.00%(a)     1.98%+        2.07%+     1.91%(a)    1.86%

                    *    The financial information for the fiscal periods
                         through May 14, 1999 reflect the financial information
                         for the Pacific Horizon Capital Income Fund K Shares,
                         which were reorganized into the Convertible Securities
                         Investor C Shares as of May 21, 1999. Prior to May 21,
                         1999, the Fund's investment adviser was Bank of America
                         National Trust and Savings Association. Effective May
                         21, 1999, its investment adviser became Banc of America
                         Advisors, LLC and its investment sub-adviser became
                         Banc of America Capital Management, LLC.
                    +    Annualized
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                    (b)  The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
    THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]

        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high-quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 100 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
      Where to find more information

You'll find more information about Nations Convertible Securities Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

CNVSECPROIX - 0802

                                    [GRAPHIC]

Nations
LifeGoal Portfolios
----------------------------------------
Prospectus -- Investor A, B and C Shares

August 1, 2002

Nations LifeGoal
Growth Portfolio

Nations LifeGoal
Balanced Growth
Portfolio

Nations LifeGoal
Income and Growth
Portfolio

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 61.

     YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.


This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION
Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS
Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?
When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 31.


[Graphic]
        About the Portfolios

                NATIONS LIFEGOAL GROWTH PORTFOLIO             5
                Sub-adviser: BACAP
                ------------------------------------------------
                NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO   11
                Sub-adviser: BACAP
                ------------------------------------------------
                NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO 18
                Sub-adviser: BACAP
                ------------------------------------------------
                ABOUT THE NATIONS FUNDS                      25
                ------------------------------------------------
                OTHER IMPORTANT INFORMATION                  29
                ------------------------------------------------
                HOW THE PORTFOLIOS ARE MANAGED               31

[Graphic]
      About your investment

         INFORMATION FOR INVESTORS
           Choosing a share class                                    36
             About Investor A Shares                                 37
               Front-end sales charge                                37
               Contingent deferred sales charge                      38
             About Investor B Shares                                 38
               Contingent deferred sales charge                      38
             About Investor C Shares                                 40
               Contingent deferred sales charge                      40
             When you might not have to pay a sales charge           40
           Buying, selling and exchanging shares                     44
             How orders are processed                                46
           How selling and servicing agents are paid                 51
           Distributions and taxes                                   53
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                        55
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               61
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 32.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations FundS AND IN THE SAI.





NATIONS LIFEGOAL GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Stock and International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy
  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds
  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories
  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

 Nations LifeGoal Growth Portfolio                   Target allocation for each
 can invest in:                                      Fund category:
 Large-capitalization stock funds                              30-70%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                                10-30%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                              5-20%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                              10-30%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Emerging markets stock fund                                    0-5%
   Nations Emerging Markets Fund

*Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7584 FOR A COPY.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - The Portfolio allocates assets to Funds that invest in securities of companies in emerging markets. Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Technology and technology-related risk - The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                          [CHART]

      1997     1998     1999     2000     2001
     ------   ------   ------   -----   --------
     14.57%   12.64%   25.61%   4.60%   (14.35)%


          *Year-to-date return as of June 30, 2002:   -6.68%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1998:  23.55%
                        Worst: 3rd quarter 2001: -17.56%

[Graphic]
     THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.




     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.


                                                                 Life of
                                                1 year  5 years Portfolio*
      Investor A Shares Returns Before Taxes    -19.29%  6.48%     6.92%
      Investor A Shares Returns After Taxes on
       Distributions                            -19.37%  4.13%     4.57%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Portfolio
       Shares                                   -11.75%  4.51%     4.86%
      Investor B Shares Returns Before Taxes    -19.19%   --       3.88%
      Investor C Shares Returns Before Taxes    -15.93%  6.95%     7.37%
      S&P 500 (reflects no deductions for fees,
       expenses or taxes)                       -11.88% 10.70%    13.65%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 15, 1996, August 12, 1997 and October 15, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)  Shares      Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price        5.75%        none       none
   Maximum deferred sales charge (load) as
   a % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/
   ANNUAL PORTFOLIO OPERATING EXPENSES/4/
   (Expenses that are deducted from the Portfolio's assets)
   Management fees                            0.25%      0.25%       0.25%
   Distribution (12b-1) and shareholder       0.25%      1.00%       1.00%
   servicing fees                             -----      -----      -----
                                              0.50%      1.25%       1.25%
   Total annual Portfolio operating expenses  =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.98% and 1.33% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

       .the amount the Portfolio expects to invest in each Fund, based on the target allocation

       .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Portfolio

       .your investment has a 5% return each year

       .the Portfolio's operating expenses remain the same as shown in the table above

       .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $733  $1,143  $1,578   $2,783
Investor B Shares  $743  $1,128  $1,640   $2,911
Investor C Shares  $343   $828   $1,440   $3,090

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $243   $828   $1,440   $2,911
Investor C Shares  $243   $828   $1,440   $3,090

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 32.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.




NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

[Graphic]

     INVESTMENT STRATEGIES
     The Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  .allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  .chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  .reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  .if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  .if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
     1.800.321.7854 FOR A COPY.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information AND
      IN THE SAI.



Nations LifeGoal Balanced Growth                   Target allocation for each
Portfolio can invest in:                           Fund category:
Large-capitalization stock funds                             15-40%
  Nations Value Fund
  Nations Strategic Growth Fund
  Nations Capital Growth Fund
  Nations Marsico Focused Equities Fund
Mid-capitalization stock funds                               5-15%
  Nations MidCap Value Fund
  Nations MidCap Growth Fund
Small-capitalization stock funds                             5-15%
  Nations SmallCap Value Fund
  Nations Small Company Fund
International/Global stock funds                             5-15%
  Nations International Value Fund*
  Nations International Equity Fund
  Nations Marsico International Opportunities Fund
Government & corporate bond funds                            35-60%
  Nations Bond Fund
  International Bond Portfolio
High yield bond fund                                         0-10%
  Nations High Yield Bond Fund

* Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LifeGoal Balanced Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                          [CHART]

      1997     1998     1999     2000     2001
     ------   ------   ------   ------   -------
     11.20%   11.66%   14.38%    6.96%   (3.18)%
          *Year-to-date return as of June 30, 2002:  -3.33%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998:  12.39%
Worst: 3rd quarter 1998: -8.96%

[Graphic]
     THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, Asset-Backed Securities Index and the Mortgaged-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                          Life of
                                         1 year  5 years Portfolio*
Investor A Shares Returns Before Taxes   -8.74%  6.75%     6.97%
Investor A Shares Returns After Taxes on
 Distributions                           -10.06% 4.01%     4.22%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Portfolio
 Shares                                  -5.16%  4.23%     4.40%
Investor B Shares Returns Before Taxes   -8.48%    --      6.02%
Investor C Shares Returns Before Taxes   -4.89%  7.43%     7.62%
S&P 500 (reflects no deductions for
 fees, expenses or taxes)                -11.88% 10.70%    13.65%
Lehman Aggregate Bond Index (reflects
 no deductions for fees, expenses or
 taxes)                                   8.44%  7.43%     6.79%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 15, 1996, August 13, 1997 and October 15, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load) imposed on
   purchases, as a % of offering price         5.75%       none       none
   Maximum deferred sales charge (load) as a
   % of the lower of the original purchase
   price or net asset value                   none/1/    5.00%/2/   1.00%/3/

   ANNUAL PORTFOLIO OPERATING EXPENSES/4/
   (Expenses that are deducted from the Portfolio's assets)
   Management fees                             0.25%      0.25%      0.25%
   Distribution (12-b1) and shareholder        0.25%      1.00%      1.00%
   servicing fees                             -----      -----      -----
                                               0.50%      1.25%      1.25%
   Total annual Portfolio operating expenses  =====      =====      =====

 /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

 /2/ This charge decreases over time. Please see Choosing a share class -- About
     Investor B Shares -- Contingent deferred sales charge for details.

 /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

 /4/ The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.46% and 1.07% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

     . the amount the Portfolio expects to invest in each Fund, based on the target allocation

     . each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Portfolio

       .your investment has a 5% return each year

       .the Portfolio's operating expenses remain the same as shown in the table above

       .the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                             1 year 3 years 5 years 10 years
    Investor A Shares                         $696   $992   $1,310   $2,208
    Investor B Shares                         $704   $972   $1,366   $2,339
    Investor C Shares                         $304   $672   $1,166   $2,529

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                             1 year 3 years 5 years 10 years
    Investor B Shares                         $204   $672   $1,166   $2,339
    Investor C Shares                         $204   $672   $1,166   $2,529

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 32.

[Graphic]
     ABOUT THE UNDERLYING NATIONS
     FUNDS

     YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN About the Nations Funds AND IN THE SAI.


NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

[Graphic]
     INVESTMENT STRATEGIES
     The Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Government & Corporate Bond Funds, but may also invest in Nations Funds Stock, International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

 . allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

 . chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

 . reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

 . if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

 . if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[Graphic]
     YOU'LL FIND DETAILED INFORMATION
     ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS PORTFOLIO IN Other
      important information
      AND IN THE SAI.



 Nations LifeGoal Income and Growth Portfolio       Target allocation for each
 can invest in:                                     Fund category:
 Large-capitalization stock funds                             10-30%
   Nations Value Fund
   Nations Strategic Growth Fund
   Nations Capital Growth Fund
   Nations Marsico Focused Equities Fund
 Mid-capitalization stock funds                               0-10%
   Nations MidCap Value Fund
   Nations MidCap Growth Fund
 Small-capitalization stock funds                             0-10%
   Nations SmallCap Value Fund
   Nations Small Company Fund
 International/Global stock funds                             0-10%
   Nations International Value Fund*
   Nations International Equity Fund
   Nations Marsico International Opportunities Fund
 Government & corporate bond funds                            50-90%
   Nations Short-Term Income Fund
   Nations Bond Fund
   International Bond Portfolio
 High yield bond fund                                         0-10%
   Nations High Yield Bond Fund
 Money market fund                                            0-20%
   Nations Cash Reserves

* Because this Fund is closed to new investments, the Portfolio will not invest additional assets in this Fund. However, the team intends to keep existing investments in the Fund, subject to normal allocation decisions.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER

     Nations LifeGoal Income and Growth Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      .Foreign investment risk - The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      .Interest rate risk - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield --because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



      .Rebalancing policy - The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                   [CHART]

     1997    1998     1999    2000     2001
     -----  -------   -----   -----   ------
     8.50%   10.12%   6.15%   5.72%   2.38%

          *Year-to-date return as of June 30, 2002:  -1.87%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                        Best: 4th quarter 1998:  6.25%
                        Worst: 3rd quarter 2001: -2.81%

[Graphic]
     THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                  Life of
                                                 1 year  5 Years Portfolio*
     Investor A Shares Returns Before Taxes      -3.46%   5.28%    5.48%
     Investor A Shares Returns After Taxes on
      Distributions                              -4.87%   3.15%    3.23%
     Investor A Shares Returns After Taxes on
      Distributions and Sale of Portfolio Shares -2.05%   3.22%    3.31%
     Investor B Shares Returns Before Taxes      -3.27%     -      4.53%
     Investor C Shares Returns Before Taxes       0.65%   5.79%    5.97%
     S&P 500 (reflects no deductions for fees,
      expenses or taxes)                         -11.88%  10.70%   11.47%
     Lehman Aggregate Bond Index (reflects no
      deductions for fees, expenses or taxes)     8.44%   7.43%    7.34%

     *The inception dates of Investor A Shares, Investor B Shares and Investor
      C Shares are October 15, 1996, August 7, 1997 and October 15, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE PORTFOLIO
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                          Investor A Investor B Investor C
(Fees paid directly from your investment)   Shares     Shares     Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price         5.75%       none       none
Maximum deferred sales charge (load) as
a % of the lower of the original purchase
price or net asset value                   none/1/    5.00%/2/   1.00%/3/

ANNUAL PORTFOLIO OPERATING EXPENSES/4/
(Expenses that are deducted from the Portfolio's assets)
Management fees                             0.25%      0.25%      0.25%
Distribution (12b-1) and shareholder        0.25%      1.00%      1.00%
servicing fees                             -----      -----      -----
                                            0.50%      1.25%      1.25%
Total annual Portfolio operating expenses  =====      =====      =====

     /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

     /2/This charge decreases over time. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

     /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

     /4/The figures contained in the above table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     INDIRECT EXPENSES
     The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.18% and 0.97% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2003), and is based on:

      .the amount the Portfolio expects to invest in each Fund, based on the target allocation

      .each Fund's annualized expense ratio for the period ended March 31, 2002, adjusted as necessary to reflect current service provider fees

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Portfolio

       .your investment has a 5% return each year

       .the Portfolio's operating expenses remain the same as shown in the table above

       .the Portfolio's indirect expenses remain at the average of the range shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                             1 year 3 years 5 years 10 years
    Investor A Shares                         $679   $926   $1,191   $1,949
    Investor B Shares                         $686   $903   $1,245   $2,080
    Investor C Shares                         $286   $603   $1,045   $2,275

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                             1 year 3 years 5 years 10 years
    Investor B Shares                         $186   $603   $1,045   $2,080
    Investor C Shares                         $186   $603   $1,045   $2,275

About the Nations Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION
You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
STOCK FUNDS
Nations Value Fund              Growth of capital by investing in          . at least 80% of its assets in common stocks
                                companies that are believed to be            of U.S. companies. The Fund generally invests in
                                undervalued.                                 companies in a broad range of industries with
                                                                             market capitalizations of at least $1 billion and
                                                                             daily trading volumes of at least $3 million
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Nations Strategic Growth Fund   Long-term growth of capital.               NationsStrategic Growth Master Portfolio. The
                                                                           Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                             companies selected from most major industry
                                                                             sectors
                                                                           . The Master Portfolio normally holds 60 to 80
                                                                             securities, which include common stocks,
                                                                             preferred stocks and convertible securities
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Nations Capital Growth Fund     Growth of capital by investing in          . at least 65% of its assets in common stocks of
                                companies that are believed to have          companies that have one or more of the following
                                superior earnings growth potential.          characteristics:
                                                                            .above-average earnings growth compared with
                                                                             the Russell 1000 Growth Index
                                                                            .established operating histories, strong balance
                                                                             sheets and favorable financial performance
                                                                            .above-average return on equity compared with
                                                                             the Russell 1000 Growth Index
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Nations Marsico Focused         Long-term growth of capital.               NationsMarsico Focused Equities Master Portfolio.
Equities Fund                                                              The Master Portfolio invests:
                                                                           . at least 80% of its assets in equity securities. The
                                                                             investments mostly consist of equity securities of
                                                                             large capitalization companies. The Master
                                                                             Portfolio, which is non-diversified, generally
                                                                             holds a core position of 20 to 30 common stocks
                                                                           . up to 25% of its assets in foreign securities
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Value Fund       Long-term growth of capital with income    . at least 80% of its assets in equity securities of
                                as a secondary consideration.                U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell MidCap Value Index and that are believed
                                                                             to have the potential for long-term growth of
                                                                             capital
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Nations MidCap Growth Fund      Capital appreciation by investing in       . at least 80% of its assets in U.S. companies
                                emerging growth companies that are           whose market capitalizations are within the range
                                believed to have superior long-term          of companies within the Russell MidCap Growth
                                earnings growth prospects.                   Index and that are believed to have the potential
                                                                             for long-term growth of capital. The Fund
                                                                             generally holds securities of between 60 and 100
                                                                             issuers, which include common stocks, preferred
                                                                             stocks and convertible securities such as
                                                                             warrants, rights and convertible debt
---------------------------------------------------------------------------------------------------------------------------------
Nations SmallCap Value Fund     Long-term growth of capital by investing   Nations SmallCap Value Master Portfolio. The
                                in companies believed to be                Master Portfolio invests:
                                undervalued.                               . at least 80% of its assets in equity securities of
                                                                             U.S. companies whose market capitalizations are
                                                                             within the range of the companies within the
                                                                             Russell 2000 Value Index and that are believed to
                                                                             have the potential for long-term growth of capital
---------------------------------------------------------------------------------------------------------------------------------
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Nations Small Company Fund      Long-term capital growth by investing      . at least 80% of its assets in companies with a
                                primarily in equity securities.              market capitalization of $2 billion or less. The
                                                                             Fund usually holds 75 to 130 equity securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
                               ------------------------------------------- ------------------------------------------------------
INTERNATIONAL/GLOBAL STOCK
 FUNDS
Nations International Value    Long-term capital appreciation by           Nations International Value Master Portfolio. The
 Fund                          investing primarily in equity securities of Master Portfolio invests:
(closed to new investments)    foreign issuers, including emerging         . at least 65% of its assets in foreign companies
                               markets countries.                           anywhere in the world that have a market
                                                                            capitalization of more than $1 billion at the time
                                                                            of investment. The Master Portfolio typically
                                                                            invests in at least three countries other than the
                                                                            United States at any one time
---------------------------------------------------------------------------------------------------------------------------------
Nations International Equity   Long-term capital growth by investing       Nations International Equity Master Portfolio. The
 Fund                          primarily in equity securities of non-U.S.  Master Portfolio invests:
                               companies in Europe, Australia, the Far     . at least 80% of its assets in established
                               East and other regions, including            companies located in at least three countries
                               developing countries.                        other than the United States. The investment
                                                                            managers select countries, including emerging
                                                                            market or developing countries, that they believe
                                                                            have the potential for growth
                                                                           . primarily in equity securities, which may include
                                                                            equity interests in foreign investment funds or
                                                                            trusts, convertible securities, real estate
                                                                            investment trust securities and depositary receipts
---------------------------------------------------------------------------------------------------------------------------------
Nations Marsico International  Long-term growth of capital                 Nations Marsico International Opportunities Master
Opportunities Fund                                                         Portfolio. The Master Portfolio invests:
                                                                           . at least 65% of its assets in common stocks of
                                                                            foreign companies selected for their long-term
                                                                            growth potential. While the Master Portfolio may
                                                                            invest in companies of any size, it focuses on
                                                                            large companies. The Master Portfolio normally
                                                                            invests in issuers from at least three countries
                                                                            other than the United States and generally holds
                                                                            a core position of 35 to 50 common stocks
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EMERGING MARKETS STOCK FUND
Nations Emerging Markets Fund  Long-term capital growth by investing       . at least 80% of its assets in companies in
                               primarily in equity securities of            emerging markets or developing countries. The
                               companies in emerging market                 Fund typically invests in securities of companies
                               countries, such as those in Latin            in at least three emerging markets countries at
                               America, Eastern Europe, the Pacific         any one time
                               Basin, the Far East and India.              . normally invests in common stocks, preferred
                                                                            stocks, convertible securities, equity interests in
                                                                            foreign investment funds or trusts, and
                                                                            depositary receipts
                                                                           . may invest in foreign currency exchange
                                                                            contracts to convert foreign currencies to and
                                                                            from the U.S. dollar, and to hedge against
                                                                            changes in foreign currency exchange rates
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT & CORPORATE BOND
 FUNDS
Nations Short-Term Income Fund High current income consistent with         . at least 80% of its assets in income-producing
                               minimal fluctuations of principal.           securities
                                                                           . at least 65% of its total assets in investment
                                                                            grade fixed income securities. The team may
                                                                            choose unrated securities if it believes they are of
                                                                            comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, mortgage-related securities
                                                                            issued by governments, asset-backed securities
                                                                            or U.S. government obligations
---------------------------------------------------------------------------------------------------------------------------------
Nations Bond Fund              Total return by investing in investment     . at least 80% of its assets in bonds
                               grade fixed income securities.              . at least 65% of its assets in investment grade fixed
                                                                            income securities. The portfolio management team
                                                                            may choose unrated securities if it believes they
                                                                            are of comparable quality to investment grade
                                                                            securities at the time of investment
                                                                           . corporate debt securities, including bonds, notes
                                                                            and debentures, U.S. government obligations,
                                                                            foreign debt securities denominated in U.S.
                                                                            dollars, mortgage-related securities, asset-
                                                                            backed securities or municipal securities
---------------------------------------------------------------------------------------------------------------------------------

                               The Fund's/Portfolio's investment objective           What the Fund/Portfolio invests in
---------------------------------------------------------------------------------------------------------------------------------
International Bond Portfolio   Maximize total return by investing in a     .at least 80% of its assets in foreign bonds (which
                               diversified portfolio of bonds of primarily  may be collateralized with U.S. cash equivalents)
                               non-U.S. issuers.                           .non-U.S. government and agency securities;
                                                                            investment grade foreign debt securities; foreign
                                                                            high yield securities rated at least "B" by at least
                                                                            one NRSRO .
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HIGH YIELD BOND FUND
Nations High Yield Bond Fund   Maximum income by investing in a            Nations High Yield Bond Master Portfolio. The
                               diversified portfolio of high yield debt    Master Portfolio invests:
                               securities.                                 .at least 80% of its assets in domestic and foreign
                                                                            corporate high yield debt securities which are not
                                                                            rated investment grade but generally will be rated
                                                                            "Ba" or "B" by Moody's Investors Service, Inc. or
                                                                            "BB" or "B" by Standard & Poor's Corporation
                                                                           .primarily in U.S. government obligations, zero-
                                                                            coupon bonds, as well as domestic corporate high
                                                                            yield debt securities and U.S. dollar-denominated
                                                                            foreign corporate high yield debt securities, both
                                                                            of which include private placements
                                                                           .up to 25% of its assets in equity securities which
                                                                            may include convertible securities
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MONEY MARKET FUND
Nations Cash Reserves          Preservation of principal value and         .money market instruments, including commercial
                               maintenance of a high degree of liquidity    paper, bank obligations, short-term debt
                               while providing current income.              securities, short-term taxable municipal
                                                                            securities, repurchase agreements secured by
                                                                            first-tier securities, U.S. government obligations
                                                                            or U.S. Treasury obligations
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[Graphic]
     YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.


[Graphic]
      Other important information

The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Portfolio. BA Advisors has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                    Maximum  Actual fee
                                                    advisory  paid last
                                                      fee    fiscal year
       Nations LifeGoal Growth Portfolio             0.25%      0.25%
       Nations LifeGoal Balanced Growth Portfolio    0.25%      0.25%
       Nations LifeGoal Income and Growth Portfolio  0.25%      0.25%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Portfolio's Board that the
Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Portfolio's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors' recommendations with approval only by the Portfolios' Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to all of the LifeGoal Portfolios. BACAP's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

[Graphic]
     MARSICO CAPITAL
     MANAGEMENT, LLC

     1200 17TH STREET
     SUITE 1300
     DENVER, COLORADO 80202



BACAP is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                             BACAP Team
Nations Value Fund               Value Strategies Team
Nations Strategic Growth Fund/1/ Growth Strategies Team
Nations Capital Growth Fund      Growth Strategies Team
Nations MidCap Value Fund        Value Strategies Team
Nations MidCap Growth Fund       Growth Strategies Team
Nations SmallCap Value Fund/1/   Value Strategies Team
Nations Small Company Fund       SmallCap Strategies Team
Nations Short-Term Income Fund   Fixed Income Management Team
Nations Bond Fund                Fixed Income Management Team
International Bond Portfolio     International Team
Nations Cash Reserves            Cash Investment Team

/1/ These funds don't have their own investment sub-adviser because they invest in Nations Strategic Growth Master Portfolio and Nations SmallCap Value Master Portfolio, respectively. BACAP is the investment sub-adviser to each Master Portfolio.

Nations Funds and BA Advisors have engaged other investment sub-advisers to provide day-to-day portfolio management for the underlying Nations Funds in which the Portfolios invest. These sub-advisers function under the supervision of BA Advisors and the Boards of Nations Funds.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $13.9 billion in assets under management.

Marsico Capital is the investment sub-adviser to:
  .Nations Marsico Focused Equities Master Portfolio
  .Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub adviser to:
  .Nations International Equity Master Portfolio

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

[Graphic]
     BRANDES INVESTMENT
     PARTNER, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130
[Graphic]
     GARTMORE GLOBAL PARTNERS

     GARTMORE HOUSE
     8 FENCHURCH PLACE
     LONDON EC3M 4PH, ENGLAND




[Graphic]
     INVESCO GLOBAL ASSET
     MANAGEMENT (N.A), INC.

     1360 PEACHTREE STREET, N.E.
     ATLANTA, GEORGIA 30309



BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974 , Brandes is an investment advisory firm with 59 investment professionals who manage more than $67 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

GARTMORE GLOBAL PARTNERS
Gartmore Global Partners is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore Global Partners was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

Gartmore Global Partners is 100% owned by Gartmore Investment Management plc whose advisory affiliates are members of Gartmore Group. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing over $75 billion in assets. Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, United Kingdom, Sweden, Italy, Spain, Germany and Japan.

Gartmore Global Partners generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

Gartmore Global Partners is the investment sub-adviser to Nations Emerging Markets Fund.

Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore Global Partners in 1995 and is a senior investment manager on the Gartmore Global Partners Emerging Markets Team. Before he joined Gartmore Global Partners, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[Graphic]
     PUTNAM INVESTMENT
     MANAGEMENT, LLC

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios.

PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
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     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

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      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

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      BEFORE YOU INVEST,
      PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION,
      SEE How selling and servicing agents are paid.

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      Choosing a share class

Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                  Investor A      Investor B      Investor C
                                    Shares          Shares          Shares
Maximum amount you can buy         no limit        $250,000        no limit
Maximum front-end sales charge       5.75%           none            none
Maximum deferred sales charge       none/1/        5.00%/2/        1.00%/3/
Maximum annual distribution and      0.25%           0.75%           0.75%
shareholder servicing fees       distribution    distribution    distribution
                                (12b-1)/service (12b-1) fee and (12b-1) fee and
                                      fee            0.25%           0.25%
                                                  service fee     service fee
Conversion feature                   none             yes            none

/1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/ This charge decreases over time. Please see Choosing a share class -- About
    Investor B Shares -- CONTINGENT DEFERRED SALES CHARGE FOR DETAILS.

/3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

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     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.


Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

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     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     . you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section When you might not have to pay a sales charge -- Front end sales charges

     . you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    Amount retained
                     Sales charge   Sales charge   by selling agents
                    as a % of the   as a % of the    as a % of the
                    offering price net asset value  offering price
Amount you bought     per share       per share        per share
$0 - $49,999            5.75%           6.10%          5.00%
$50,000 - $99,999       4.50%           4.71%          3.75%
$100,000 - $249,999     3.50%           3.63%          2.75%
$250,000 - $499,999     2.50%           2.56%          2.00%
$500,000 - $999,999     2.00%           2.04%          1.75%
$1,000,000 or more      0.00%           0.00%          1.00%/1/

/1/ 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

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     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares during the following year:             You'll pay a CDSC of:
-------------------------------------------------- ----------------------------------------------
                                                     Shares
                                                   you bought      Shares you bought between
                                                     after          8/1/1997 and 11/15/1998
                                                   11/15/1998      in the following amounts:
                                                   ---------- -----------------------------------
                                                                            $250,000 - $500,000 -
                                                              $0 - $249,999 $499,999   $999,999
          the first year you own them                 5.0%        5.0%         3.0%       2.0%
          the second year you own them                4.0%        4.0%         2.0%       1.0%
          the third year you own them                 3.0%        3.0%         1.0%       none
          the fourth year you own them                3.0%        3.0%         none       none
          the fifth year you own them                 2.0%        2.0%         none       none
          the sixth year you own them                 1.0%        1.0%         none       none
          after six years of owning them              none        none         none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                           Will convert to Investor
Investor B Shares you        A Shares after you've
bought                          owned them for
after November 15, 1998           eight years
between August 1, 1997
and November 15, 1998
 $0 - $249,000                    nine years
 $250,000 - $499,999               six years
 $500,000 - $999,999              five years
before August 1, 1997             nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

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     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

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     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

     . you received the shares from reinvested distributions

     . you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

     . Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

     . Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       . You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       . Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       . If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Portfolios

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Portfolio within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

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     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


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      Buying, selling and exchanging shares

You can invest in the Portfolios through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                       Ways to
                     buy, sell or           How much you can buy,
                       exchange               sell or exchange                                 Other things to know
                   ---------------- --------------------------------------      ----------------------------------------------------
Buying shares       In a lump sum   minimum initial investment:                 There is no limit to the amount you can invest
                                    .$1,000 for regular accounts                in Investor A and C Shares. You can invest up to
                                    .$500 for traditional and Roth IRAs,        $250,000 in Investor B Shares.
                                     and Coverdell Education Savings
                                     Accounts
                                    .$250 for certain fee-based accounts
                                    .no minimum for certain retirement
                                     plan accounts like 401(k) plans and
                                     SEP accounts, but other restrictions
                                     apply
                                    minimum additional investment:
                                    .$100 for all accounts
                    Using our       minimum initial investment:                 You can buy shares twice a month, monthly or
                    Systematic      .$ 100                                      quarterly, using automatic transfers from your
                    Investment Plan  minimum additional investment:             bank account.
                                    .$ 50
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Selling shares      In a lump sum   .you can sell up to $50,000 of your         We'll deduct any CDSC from the amount you're
                                     shares by telephone, otherwise             selling and send you or your selling agent the
                                     there are no limits to the amount          balance, usually within three business days of
                                     you can sell                               receiving your order.
                                    .other restrictions may apply to            If you paid for your shares with a check that
                                     withdrawals from retirement plan           wasn't certified, we'll hold the sale proceeds
                                     accounts                                   when you sell those shares for at least 15 days
                                                                                after the trade date of the purchase, or until the
                                                                                check has cleared.
                    Using our       .minimum $25 per withdrawal                 Your account balance must be at least $10,000
                    Automatic                                                   to set up the plan. You can make withdrawals
                    Withdrawal Plan                                             twice a month, monthly, quarterly, bi-annually
                                                                                or annually. We'll send your money by check or
                                                                                deposit it directly to your bank account. No
                                                                                CDSC is deducted if you withdraw 12% or less
                                                                                of the value of your shares in a class.
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Exchanging shares   In a lump sum   .minimum $1,000 per exchange                You can exchange your Investor A Shares for
                                                                                Investor A shares of any other Portfolio or
                                                                                Nations Fund, except Index Funds. You won't
                                                                                pay a front-end sales charge, CDSC or
                                                                                redemption fee on the shares you're
                                                                                exchanging.
                                                                                You can exchange your Investor B Shares for
                                                                                Investor B Shares of any other Portfolio or
                                                                                Nations Fund.
                                                                                You can exchange your Investor C Shares for
                                                                                Investor C Shares of any other Portfolio or
                                                                                Nations Fund.
                                                                                If you received Investor C Shares of a Portfolio
                                                                                from an exchange of Investor A Shares of a
                                                                                Managed Index Fund, you can also exchange
                                                                                these shares for Investor A Shares of an Index
                                                                                Fund.
                                                                                You won't pay a CDSC on the shares you're
                                                                                exchanging.

                   Using our        . minimum $25 per exchange                  You must already have an investment in the
                   Automatic                                                    Portfolios or Funds into which you want to
                   Exchange Feature                                             exchange. You can make exchanges monthly or
                                                                                quarterly.


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     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.

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     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.



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     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at the offering price per share. You buy
          Investor B and Investor C Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$ 500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$ 250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

  Systematic Investment Plan
  You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

  Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

       .Your account balance must be at least $10,000 to set up the plan.

       .If you set up the plan after you've opened your account, your signature must be guaranteed.

       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

       .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

       .We'll send you a check or deposit the money directly to your bank account.

       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

         .You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

         .The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Portfolio for Investor A Shares of any other Portfolio or Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

         .You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging.

         .You won't pay a CDSC, if applicable, on the shares you're exchanging.
          Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Portfolio for Investor B Shares of any other Portfolio or Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Portfolio for Investor C Shares of any other Portfolio or Nations Fund.

     If you received Investor C Shares of a Portfolio from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .You must already have an investment in the Portfolios or Funds you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A ''12B-1'' FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

                                    [Graphic]

     How selling and servicing agents are paid

Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

 . up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

 . up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 . up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares   0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares   0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares   0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A
     PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is paid (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LIFEGOAL GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.39      $15.48    $12.16     $12.50     $10.15
Net investment income                              --##        0.07      0.01       0.04       0.05
Net realized and unrealized gain/(loss) on
 investments                                       0.32       (2.26)     3.87       0.30       2.89
Net increase/(decrease) in net assets resulting
 from investment operations                        0.32       (2.19)     3.88       0.34       2.94
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.03)      (0.05)    (0.17)     (0.08)     (0.38)
Distributions from net realized capital gains       --        (2.85)    (0.39)     (0.60)     (0.21)
Total distributions                               (0.03)      (2.90)    (0.56)     (0.68)     (0.59)
Net asset value, end of year                      $10.68      $10.39    $15.48     $12.16     $12.50
Total return++                                     3.04%     (16.50)%   32.67%     2.87%      29.68%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $16,967     $9,728    $4,528     $3,404     $1,526
Ratio of operating expenses to average net
 assets+++                                         0.50%      0.50%     0.50%      0.50%      0.50%
Ratio of net investment income to average net
 assets                                            0.00%      0.56%     0.09%      0.21%      0.40%
Portfolio turnover rate                             33%        58%       161%       159%       69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                 0.50%      0.50%       --         --         --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  Year ended Year ended Year ended Year ended Period ended
INVESTOR B SHARES                                 03/31/02#   03/31/01  03/31/00#   03/31/99   03/31/98#*
OPERATING PERFORMANCE:
Net asset value, beginning of period                $10.23      $15.35    $12.13     $12.49       $11.98
Net investment income/(loss)                        (0.07)       0.02     (0.08)     (0.06)       (0.02)
Net realized and unrealized gain/(loss) on
 investments                                         0.30       (2.28)     3.84       0.31         0.99
Net increase/(decrease) in net assets resulting
 from investment operations                          0.23       (2.26)     3.76       0.25         0.97
LESS DISTRIBUTIONS:
Distributions from net investment income             --##       (0.01)    (0.15)     (0.01)       (0.25)
Distributions from net realized capital gains         --        (2.85)    (0.39)     (0.60)       (0.21)
Total distributions                                  --##       (2.86)    (0.54)     (0.61)       (0.46)
Net asset value, end of period                      $10.46      $10.23    $15.35     $12.13       $12.49
TOTAL RETURN++                                       2.25%     (17.18)%   31.68%      2.14%       8.55%
============================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $29,079    $14,753    $8,972     $8,531       $5,829
Ratio of operating expenses to average net
 assets+++                                           1.25%      1.25%      1.25%      1.25%       1.25%+
Ratio of net investment income/(loss) to average
 net assets                                         (0.75)%    (0.19)%    (0.66)%    (0.54)%     (0.35)%+
Portfolio turnover rate                               33%        58%       161%       159%         69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                   1.25%      1.25%       --         --           --

                                 * Nations LifeGoal Growth Portfolio Investor B Shares commenced investment operations on August 12, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.18      $15.30    $12.09     $12.46     $10.15
Net investment income/(loss)                      (0.07)       0.03     (0.08)     (0.05)     (0.02)
Net realized and unrealized gain/(loss) on
 investments                                       0.29       (2.29)     3.83       0.30       2.89
Net increase/(decrease) in net assets resulting
 from investment operations                        0.22       (2.26)     3.75       0.25       2.87
LESS DISTRIBUTIONS:
Distributions from net investment income           --##       (0.01)    (0.15)     (0.02)     (0.35)
Distributions from net realized capital gains       --        (2.85)    (0.39)     (0.60)     (0.21)
Total distributions                                --##       (2.86)    (0.54)     (0.62)     (0.56)
Net asset value, end of year                      $10.40      $10.18    $15.30     $12.09     $12.46
Total return++                                     2.16%     (17.18)%   31.65%      2.07%     28.89%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $3,436      $2,198    $1,485      $473       $342
Ratio of operating expenses to average net
 assets+++                                         1.25%      1.25%      1.25%      1.25%      1.09%
Ratio of net investment income/(loss) to
 average net assets                               (0.75)%    (0.19)%    (0.66)%    (0.54)%    (0.19)%
Portfolio turnover rate                             33%        58%       161%       159%        69%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                 1.25%      1.25%       --         --         --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL BALANCED GROWTH
PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.35     $11.99     $10.82     $10.94     $9.95
Net investment income                              0.27       0.40       0.34       0.25       0.28
Net realized and unrealized gain/(loss) on
 investments                                       0.19      (0.69)      1.53       0.21       1.79
Net increase/(decrease) in net assets resulting
 from investment operations                        0.46      (0.29)      1.87       0.46       2.07
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.29)     (0.40)     (0.41)     (0.25)     (0.58)
Distributions from net realized capital gains     (0.11)     (0.95)     (0.29)     (0.33)     (0.50)
Total distributions                               (0.40)     (1.35)     (0.70)     (0.58)     (1.08)
Net asset value, end of year                      $10.41     $10.35     $11.99     $10.82     $10.94
Total return++                                     4.52%     (2.61)%    18.03%     4.44%      21.76%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $11,343    $4,308     $2,298     $1,308      $489
Ratio of operating expenses to average net
 assets+++                                         0.50%      0.50%     0.50%      0.50%      0.50%
Ratio of net investment income to average net
 assets                                            2.77%      3.44%     3.12%      2.52%      2.62%
Portfolio turnover rate                            117%       106%       124%       121%       94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                 0.50%      0.50%       --         --         --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED GROWTH
PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Year ended Year ended Year ended Year ended Period ended
INVESTOR B SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99   03/31/98#*
OPERATING PERFORMANCE:
Net asset value, beginning of period             $10.35     $12.00      $10.82     $10.92      $10.88
Net investment income                             0.20       0.32        0.26       0.17        0.11
Net realized and unrealized gain/(loss) on
 investments                                      0.17      (0.70)       1.54       0.22        0.87
Net increase/(decrease) in net assets resulting
 from investment operations                       0.37      (0.38)       1.80       0.39        0.98
LESS DISTRIBUTIONS:
Distributions from net investment income         (0.22)     (0.32)      (0.33)     (0.16)      (0.44)
Distributions from net realized capital gains    (0.11)     (0.95)      (0.29)     (0.33)      (0.50)
Total distributions                              (0.33)     (1.27)      (0.62)     (0.49)      (0.94)
Net asset value, end of period                   $10.39     $10.35      $12.00     $10.82      $10.92
Total return++                                    3.62%     (3.37)%     17.26%     3.78%       9.70%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $33,519    $13,676     $9,789     $8,925      $4,917
Ratio of operating expenses to average net
 assets+++                                        1.25%      1.25%      1.25%      1.25%       1.25%+
Ratio of net investment income to average net
 assets                                           2.02%      2.69%      2.37%      1.77%       1.87%+
Portfolio turnover rate                           117%       106%        124%       121%        94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                1.25%      1.25%        --         --          --

                                 * Nations LifeGoal Balanced Growth Portfolio
                                 Investor B Shares commenced investment
                                 operations on August 13, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED GROWTH
PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                               03/31/02#   03/31/01  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.44    $12.09      $10.92     $10.92     $9.95
Net investment income                              0.20      0.34        0.26       0.20       0.23
Net realized and unrealized gain/(loss) on
 investments                                       0.18     (0.73)       1.55       0.26       1.78
Net increase/(decrease) in net assets resulting
 from investment operations                        0.38     (0.39)       1.81       0.46       2.01
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.22)    (0.31)      (0.35)     (0.13)     (0.54)
Distributions from net realized capital gains     (0.11)    (0.95)      (0.29)     (0.33)     (0.50)
Total distributions                               (0.33)    (1.26)      (0.64)     (0.46)     (1.04)
Net asset value, end of year                      $10.49    $10.44      $12.09     $10.92     $10.92
Total return++                                    3.66%     (3.43)%     17.22%     4.43%      21.10%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $3,655    $1,613      $2,092      $266       $737
Ratio of operating expenses to average net
 assets+++                                        1.25%      1.25%      1.25%      1.25%      1.09%
Ratio of net investment income to average net
 assets                                           2.02%      2.69%      2.37%      1.77%      2.03%
Portfolio turnover rate                            117%      106%        124%       121%       94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                1.25%      1.25%        --         --         --

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR A SHARES                               03/31/02#  03/31/01#  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.43     $10.69     $10.89     $10.71     $9.97
Net investment income                              0.36       0.51       0.48       0.36       0.41
Net realized and unrealized gain/(loss) on
 investments                                       0.01      (0.06)      0.03       0.35       0.89
Net increase/(decrease) in net assets resulting
 from investment operations                        0.37       0.45       0.51       0.71       1.30
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.34)     (0.47)     (0.48)     (0.33)     (0.49)
Distributions from net realized capital gains     (0.05)     (0.24)     (0.23)     (0.20)     (0.07)
Total distributions                               (0.39)     (0.71)     (0.71)     (0.53)     (0.56)
Net asset value, end of year                      $10.41     $10.43     $10.69     $10.89     $10.71
TOTAL RETURN++                                    3.56%      4.33%      4.93%      6.92%      13.38%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $4,241     $1,487      $789      $1,347      $126
Ratio of operating expenses to average net
 assets+++                                        0.50%      0.50%      0.50%      0.50%      0.50%
Ratio of net investment income to average net
 assets                                           3.56%      4.80%      4.53%      3.74%      3.92%
Portfolio turnover rate                            37%        35%        96%        107%       64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                0.50%      0.50%      0.50%      0.50%      0.50%

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Year ended Year ended Year ended Year ended Period ended
INVESTOR B SHARES                               03/31/02#  03/31/01#  03/31/00#   03/31/99   03/31/98#*
OPERATING PERFORMANCE:
Net asset value, beginning of period             $10.44      $10.70     $10.89     $10.70      $10.51
Net investment income                             0.29        0.43       0.41       0.28        0.19
Net realized and unrealized gain/(loss) on
 investments                                       --        (0.06)      0.03       0.35        0.36
Net increase in net assets resulting from
 investment operations                            0.29        0.37       0.44       0.63        0.55
LESS DISTRIBUTIONS:
Distributions from net investment income         (0.27)      (0.39)     (0.40)     (0.24)      (0.29)
Distributions from net realized capital gains    (0.05)      (0.24)     (0.23)     (0.20)      (0.07)
Total distributions                              (0.32)      (0.63)     (0.63)     (0.44)      (0.36)
Net asset value, end of period                   $10.41      $10.44     $10.70     $10.89      $10.70
TOTAL RETURN++                                    2.77%      3.55%      4.25%      6.16%       5.33%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $13,926     $5,391     $4,645     $4,806      $1,212
Ratio of operating expenses to average net
 assets+++                                        1.25%      1.25%      1.25%      1.25%       1.25%+
Ratio of net investment income to average net
 assets                                           2.81%      4.05%      3.78%      2.99%       3.17%+
Portfolio turnover rate                            37%        35%        96%        107%        64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                1.25%      1.25%      1.25%      1.25%       1.25%+

                                 * Nations LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
INVESTOR C SHARES                               03/31/02#  03/31/01#  03/31/00#   03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                $10.40     $10.67     $10.90     $10.70     $9.97
Net investment income                              0.29       0.43       0.40       0.31       0.36
Net realized and unrealized gain/(loss) on
 investments                                        --       (0.07)      0.03       0.31       0.89
Net increase in net assets resulting from
 investment operations                             0.29       0.36       0.43       0.62       1.25
LESS DISTRIBUTIONS:
Distributions from net investment income          (0.27)     (0.39)     (0.43)     (0.22)     (0.45)
Distributions from net realized capital gains     (0.05)     (0.24)     (0.23)     (0.20)     (0.07)
Total distributions                               (0.32)     (0.63)     (0.66)     (0.42)     (0.52)
Net asset value, end of year                      $10.37     $10.40     $10.67     $10.90     $10.70
Total return++                                    2.77%      3.50%      4.11%      6.02%      12.83%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $1,829     $1,051      $848       $100       $87
Ratio of operating expenses to average net
 assets+++                                        1.25%      1.25%      1.25%      1.25%      1.09%
Ratio of net investment income to average net
 assets                                           2.81%      4.05%      3.78%      2.99%      3.33%
Portfolio turnover rate                            37%        35%        96%        107%       64%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements+++                                1.25%      1.25%      1.25%      1.25%      1.09%

                                 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                                 +++ The Portfolio's expenses do not include the expenses of the underlying funds.
                                 # Per share net investment income has been calculated using the monthly average shares method.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Portfolios and is not a sponsor or affiliate of the Portfolios. S&P gives no information and make no statements about the suitability of investing in the Portfolios or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

        SEC file number:
        Nations Funds Trust, 811-09645

        LGPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations LifeGoal Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
     Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]

Nations Research Fund
-----------------------------------------
Prospectus --  Investor A, B and C Shares


August 1, 2002


                                      The Securities and Exchange
                                      Commission (SEC) has not
                                      approved or disapproved
                                      these securities or determined
                                      if this prospectus is truthful
                                      or complete.

                                      Any representation to the
                                      contrary is a criminal offense.

                                      ------------------
                                      Not FDIC Insured
                                      ------------------
                                      May Lose Value
                                      ------------------
                                      No Bank Guarantee
                                      ------------------




                                                            [LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 34.

     YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about Nations Research Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. The share classes that are included in this prospectus are currently not offered to the general public for investment. Nations Funds, however, at any time and without notice, may offer any of these share classes to the general public for investment.

ABOUT THE FUND
Nations Research Fund invests primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. There's always the risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Research Fund may be suitable for you if:

  .you have longer-term investment goals

  .it's part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

    [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 10.



[Graphic]
        About the Fund

         NATIONS RESEARCH FUND                                        4
         Sub-adviser: BACAP
         --------------------------------------------------------------
         OTHER IMPORTANT INFORMATION                                  8
         --------------------------------------------------------------
         HOW THE FUND IS MANAGED                                     10

[Graphic]About your investment

         INFORMATION FOR INVESTORS
           Choosing a share class                                    13
             About Investor A Shares                                 14
               Front-end sales charge                                14
               Contingent deferred sales charge                      15
             About Investor B Shares                                 15
               Contingent deferred sales charge                      15
             About Investor C Shares                                 17
               Contingent deferred sales charge                      17
             When you might not have to pay a sales charge           18
           Buying, selling and exchanging shares                     22
             How orders are processed                                24
           How selling and servicing agents are paid                 30
           Distributions and taxes                                   32
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               34
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S EQUITY RESEARCH ANALYSTS TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 11.


[Graphic]
     THE INTEGRATION OF FUNDAMENTAL AND QUANTITATIVE RESEARCH APPROACHES PROVIDES COMPLEMENTARY INSIGHT INTO A COMPANY'S CAPACITY FOR SUSTAINING LONG-TERM GROWTH AND THE POTENTIAL FOR BETTER THAN EXPECTED NEAR-TERM PERFORMANCE.



NATIONS RESEARCH FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in securities that are believed to be the best ideas of BACAP's team of equity research analysts. BACAP's research process seeks to identify mid-and large capitalization U.S. companies believed to have the greatest potential for capital appreciation. The Fund normally invests at least 80% of its assets in equity securities of U.S. companies and will typically hold between 50 and 100 securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses the Russell 1000 Index as a general baseline for the Fund's sector diversification and industry group weighting. Then, within these sectors and industry groups, the stock selection process integrates fundamental and quantitative analysis. Starting with a universe of companies with market capitalizations of at least $1 billion, the team performs primary research which includes talking to company management at senior and other levels, suppliers, distributors, customers and competitors in order to form a comprehensive picture of the company within the context of its industry.

Quantitative analysis, which considers growth, momentum and valuation factors, is then overlaid by the team in order to determine individual stock weightings. Quantitative analysis is also used to create risk control parameters.

A security may be sold when its price reaches a target set by the team, when the company's growth prospects are seen as deteriorating, when the team believes other investments are more attractive, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important
     information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Research Fund has the following risks:

      .Investment strategy risk - The Fund's team chooses stocks it believes have the potential for capital appreciation. There is a risk that the value of these investments will not rise as expected, or will fall. The analysts on the team invest the Fund's assets in securities that they believe to be their best ideas. However, these ideas are also provided to other individuals and entities that may or may not decide to make the same or similar investment decisions based on these ideas.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                          Investor A Investor B  Investor C
  (Fees paid directly from your investment)   Shares     Shares      Shares
    Maximum sales charge (load)
    imposed on purchases,
    as a % of offering price                   5.75%       none        none
    Maximum deferred sales charge (load)
    as a % of the lower of the original
    purchase price or net asset value        none/1/      5.00%/2/    1.00%/3/

  ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund's assets)
    Management fees                            0.65%      0.65%       0.65%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%       1.00%
    Other expenses/4/                          0.65%      0.65%       0.65%
                                               -----      -----       -----
    Total annual Fund operating expenses       1.55%      2.30%       2.30%
    Fee waivers and/or reimbursements        (0.05)%     (0.05)%     (0.05)%
                                             -------     -------     -------
    Total net expenses/5/                     1.50%       2.25%       2.25%
                                              =====       =====       =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /4/Other expenses are based on estimates for the current fiscal year.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years
Investor A Shares                              $719  $1,033
Investor B Shares                              $728  $1,014
Investor C Shares                              $328   $714

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                              1 year 3 years
Investor B Shares                              $228   $714
Investor C Shares                              $228   $714

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The analysts can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The annual portfolio turnover rate for Nations Research Fund is expected to be no more than 150%.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
        How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                                    Maximum
                                                                  advisory fee
Nations Research Fund                                                0.65%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholder's best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations Research Fund. BACAP's Equity Research Analysts Team makes the day-to-day investment decisions for the Fund.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]
      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

[Graphic]
      BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.



[Graphic]
      Choosing a share class

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                          Investor A     Investor B        Investor C
                            Shares         Shares            Shares
      Maximum amount
      you can buy          no limit       $250,000          no limit
      Maximum front-end
      sales charge          5.75%           none              none
      Maximum deferred
      sales charge         none/1/        5.00%/2/          1.00%/3/
      Maximum annual        0.25%           0.75%             0.75%
      distribution       distribution   distribution      distribution
      and shareholder      (12b-1)/    (12b-1) fee and   (12b-1) fee and
      servicing fees     service fee  0.25% service fee 0.25% service fee
      Conversion feature     none            yes              none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A
   Shares - Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class - About
   Investor B Shares - Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares -Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.



Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]


     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing --generally, the larger the investment, the smaller the percentage sales charge.

                                                         Amount
                                                   retained by selling
                     Sales charge   Sales charge         agents
                    as a % of the   as a % of the     as a % of the
                    offering price net asset value   offering price
Amount you bought     per share       per share         per share
$0 - $49,999            5.75%           6.10%            5.00%
$50,000 - $ 99,999      4.50%           4.71%            3.75%
$100,000 - $249,999     3.50%           3.63%            2.75%
$250,000 - $499,999     2.50%           2.56%            2.00%
$500,000 - $999,999     2.00%           2.04%            1.75%
$1,000,000 or more      0.00%           0.00%           1.00%/1/

   /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]
     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                  You'll pay a CDSC of:
------------------------------------------------------------------------------
                                 Shares
                               you bought      shares you bought between
                                 after          8/1/1997 and 11/15/1998
                               11/15/1998      in the following amounts:
                               ---------- ------------------------------------
                                                         $250,000 - $500,000 -
                                          $0 -  $249,999 $499,999   $999,999
the first year you own them       5.0%         5.0%         3.0%       2.0%
the second year you own them      4.0%         4.0%         2.0%       1.0%
the third year you own them       3.0%         3.0%         1.0%       none
the fourth year you own them      3.0%         3.0%         none       none
the fifth year you own them       2.0%         2.0%         none       none
the sixth year you own them       1.0%         1.0%         none       none
after six years of owning them    none         none         none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
  $0 - $249,000                         nine years
  $250,000 - $499,999                    six years
  $500,000 - $999,999                   five years
  before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.



     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A Shares of Nations Funds
        (except Money Market Funds), or

       .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an individual retirement account (IRA) or Custodial
        Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
       Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                      WAYS TO
                   BUY, SELL OR        HOW MUCH YOU CAN BUY,
                     EXCHANGE            SELL OR EXCHANGE                         OTHER THINGS TO KNOW
                  --------------- ------------------------------- ----------------------------------------------------
Buying shares     In a lump sum   minimum initial investment      There is no limit to the amount you can invest in
                                  . $1,000 for regular account    Investor A and C Shares. You can invest up to
                                  . $500 for traditional and      $250,000 in Investor B Shares.
                                    Roth IRAs, and Coverdell
                                    Education Savings
                                    Accounts
                                  . $250 for certain fee-based
                                    accounts
                                  . no minimum for certain
                                    retirement plan accounts
                                    like 401(k) plans and SEP
                                    accounts, but other
                                    restrictions apply
                                  minimum additional
                                  investment:
                                  . $100 for all accounts
                  Using our       minimum initial investment:     You can buy shares twice a month, monthly or
                  Systematic      . $100                          quarterly, using automatic transfers from your
                  Investment Plan minimum additional              bank account.
                                  investment:
                                  . $50
----------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum   . you can sell up to $50,000    We'll deduct any CDSC from the amount you're
                                    of your shares by             selling and send you or your selling agent the
                                    telephone, otherwise there    balance, usually within three business days of
                                    are no limits to the amount   receiving your order.
                                    you can sell
                                  . other restrictions may        If you paid for your shares with a check that
                                    apply to withdrawals from     wasn't certified, we'll hold the sale proceeds when
                                    retirement plan accounts      you sell those shares for at least 15 days after the
                                                                  trade date of the purchase, or until the check has
                                                                  cleared.
                  Using our       .minimum $25 per withdrawal     Your account balance must be at least $10,000 to
                  Automatic                                       set up the plan. You can make withdrawals twice
                  Withdrawal                                      a month, monthly, quarterly, bi-annually or
                  Plan                                            annually. We'll send your money by check or
                                                                  deposit it directly to your bank account. No CDSC
                                                                  is deducted if you withdraw 12% or less of the
                                                                  value of your shares in a class.
----------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum   . minimum $1,000 per            You can exchange your Investor A Shares for
                                    exchange                      Investor A shares of any other Nations Fund,
                                                                  except Index Funds. You won't pay a front-end
                                                                  sales charge, CDSC or redemption fee on the
                                                                  shares you're exchanging.
                                                                  You can exchange your Investor B Shares for
                                                                  Investor B Shares of any other Nations Fund.
                                                                  You can exchange your Investor C Shares for
                                                                  Investor C Shares of any other Nations Fund.
                                                                  If you received Investor C Shares of a Fund from
                                                                  an exchange of Investor A Shares of a Managed
                                                                  Index Fund, you can also exchange these shares
                                                                  for Investor A Shares of an Index Fund.
                                                                  You won't pay a CDSC on the shares you're
                                                                  exchanging.
                  Using our       . minimum $25 per exchange      You must already have an investment
                  Automatic                                       in the Funds into which you want to
                  Exchange                                        exchange. You can make exchanges
                  Feature                                         monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND
     CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When the Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

        .You buy Investor A Shares at the offering price per share. You buy
         Investor B and Investor C Shares at net asset value per share.

        .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

        .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        .$100 using our Systematic Investment Plan

        .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
         IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.

   .You can choose to have us transfer your money on or about the 15th or the last day of the month.

   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

        .We'll deduct any CDSC from the amount you're selling and send you the balance.

        .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

  [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.

        .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        .We can delay payment of the sale proceeds for up to seven days.

        .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

        .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

        .You must exchange at least $1,000, or $25 if you use our Automatic
         Exchange Feature.

        .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        .You may only make exchanges into a Fund that is legally sold in your state of residence.

        .You generally may only make an exchange into a Fund that is accepting investments.

        .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

        .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund except Index Funds.

     Here are some rules for exchanging Investor A Shares:

        .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        .You won't pay a CDSC, if applicable, on the shares you're exchanging.
         Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Fund you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]
      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share of Investor A Shares

   .up to 1.00% of the net asset value per share of Investor B Shares

   .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.


If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high-quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
       Where to find more information

You'll find more information about Nations Research Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        SEC file number:
        Nations Funds Trust, 811-09645

        RESRCHPROIX-0802


[LOGO] Nations Funds

                                    [GRAPHIC]

Value Funds
-----------------------------------------
Prospectus --  Investor A, B and C Shares

August 1, 2002


Nations LargeCap Value Fund

Nations MidCap Value Fund

Nations SmallCap Value Fund


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------



[Graphic]
    TERMS USED IN THIS PROSPECTUS

    IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

    [Graphic]
     YOU'LL FIND Terms used in
     this prospectus ON PAGE 43.

    YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

    AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations LargeCap Value Fund, Nations MidCap Value Fund and Nations SmallCap Value Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
The Funds invest primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUND FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Funds may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[Graphic]
    BANC OF AMERICA ADVISORS, LLC

    BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

    [Graphic]

     YOU'LL FIND MORE ABOUT
     BA ADVISORS AND
      BACAP STARTING ON PAGE 16.



[Graphic]About the Funds

                        NATIONS LARGECAP VALUE FUND  4
                        Sub-adviser: BACAP
                        -------------------------------
                        NATIONS MIDCAP VALUE FUND    7
                        Sub-adviser: BACAP
                        -------------------------------
                        NATIONS SMALLCAP VALUE FUND 10
                        Sub-adviser: BACAP
                        -------------------------------
                        OTHER IMPORTANT INFORMATION 14
                        -------------------------------
                        HOW THE FUNDS ARE MANAGED   16

[Graphic]About your investment

         INFORMATION FOR INVESTORS
           Choosing a share class                                    18
             About Investor A Shares                                 19
               Front-end sales charge                                19
               Contingent deferred sales charge                      20
             About Investor B Shares                                 20
               Contingent deferred sales charge                      20
             About Investor C Shares                                 22
               Contingent deferred sales charge                      22
             When you might not have to pay a sales charge           23
           Buying, selling and exchanging shares                     27
             How orders are processed                                29
           How selling and servicing agents are paid                 35
           Distributions and taxes                                   37
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               43
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 17.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.


NATIONS LARGECAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations LargeCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                     5.75%      none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/     5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from the Fund's assets)
   Management fees                              0.65%     0.65%      0.65%
   Distribution (12b-1) and shareholder
   servicing fees                               0.25%     1.00%      1.00%
   Other expenses/4/                            0.42%     0.42%      0.42%
   Total annual Fund operating expenses/5/      1.32%     2.07%      2.07%
                                              =======     =====      =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

     /2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
          - About Investor C Shares - Contingent deferred sales charge for details.

     /4/  Other expenses are based on estimates for the current fiscal year.

     /5/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations equal the estimates of total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years
                        Investor A Shares  $702   $970
                        Investor B Shares  $710   $949
                        Investor C Shares  $310   $649

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                          1 year 3 years
                        Investor B Shares  $210   $649
                        Investor C Shares  $210   $649

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 17.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS MIDCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital with income as a secondary consideration.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell MidCap Value Index and that are believed to have the potential for long-term growth of capital.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
    THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
   Maximum sales charge (load)
   imposed on purchases,
   as a % of offering price                     5.75%      none       none
   Maximum deferred sales charge (load)
   as a % of the lower of the original
   purchase price or net asset value          none/1/     5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from the Fund's assets)
   Management fees                              0.75%     0.75%      0.75%
   Distribution (12b-1) and shareholder
   servicing fees                               0.25%     1.00%      1.00%
   Other expenses/4/                            0.50%     0.50%      0.50%
                                                ----      ----       ----
   Total annual Fund operating expenses/5/      1.50%     2.25%      2.25%
                                                ====      ====       ====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
          - About Investor C Shares - Contingent deferred sales charge for details.
     /4/  Other expenses are based on estimates for the current fiscal year.
     /5/ The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations equal the estimates of total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years
                        Investor A Shares  $719   $1,023
                        Investor B Shares  $728   $1,003
                        Investor C Shares  $328    $703

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                          1 year 3 years
                        Investor B Shares  $228   $703
                        Investor C Shares  $228   $703

[Graphic]
     ABOUT THE SUB-ADVISER

     THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

     BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BACAP IS ITS SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 17.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES --QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.



NATIONS SMALLCAP VALUE FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests all of its assets in Nations SmallCap Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index and that are believed to have the potential for long-term growth of capital. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  .fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  .a company's current operating margins relative to its historic range

  .indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.
The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Value Fund has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                          Investor A Investor B  Investor C
  (Fees paid directly from your investment)   Shares     Shares      Shares
    Maximum sales charge (load)
    imposed on purchases,
    as a % of offering price                   5.75%       none        none
    Maximum deferred sales charge (load)
    as a % of the lower of the original
    purchase price or net asset value        none/1/      5.00%/2/    1.00%/3/

  ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from the Fund 's assets)/4/
    Management fees                            0.90%      0.90%       0.90%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%       1.00%
    Other expenses/5/                          0.48%      0.48%       0.48%
                                               -----      -----       -----
    Total annual Fund operating expenses       1.63%      2.38%       2.38%
    Fee waivers and/or reimbursements        (0.08)%    (0.08)%     (0.08)%
                                             -------    -------     -------
    Total net expenses/6/                      1.55%      2.30%       2.30%
                                               =====      =====       =====

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
          - About Investor C Shares - Contingent deferred sales charge for details.
     /4/ These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.
     /5/  Other expenses are based on estimates for the current fiscal year.
     /6/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

         .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         .you reinvest all dividends and distributions in the Fund

         .your investment has a 5% return each year

         .the Fund's operating expenses remain the same as shown in the table above

         .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 year 3 years
          Investor A Shares                              $724  $1,053
          Investor B Shares                              $733  $1,035
          Investor C Shares                              $333   $735

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                        1 year 3 years
          Investor B Shares                              $233   $735
          Investor C Shares                              $233   $735

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   Each of these Funds that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

  .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations SmallCap Value Master Portfolio is expected to be no more than 100%. You'll find the portfolio turnover rate for each other Fund in Financial Highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                 Maximum
                               advisory fee
Nations LargeCap Value Fund       0.65%
Nations MidCap Value Fund         0.75%
Nations SmallCap Value Fund/1/    0.90%

/1/ The Fund doesn't have its own investment advisor because it invests in Nations SmallCap Value Master Portfolio. BA Advisors is the investment adviser to the Master Portfolio.

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholder's best interests. BA Advisors and Nations Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA
     28255

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                           BACAP Team
Nations LargeCap Value Fund    Value Strategies Team
Nations MidCap Value Fund      Value Strategies Team
Nations SmallCap Value Fund/1/ Value Strategies Team

     /1/ Nation small Cap Value Fund doesn't have its own investment sub-adviser because it invests in Nations SmallCap Value Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

                                         [Graphic]

      FOR MORE INFORMATION
      ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

                                         [Graphic]

      BEFORE YOU INVEST, PLEASE
      NOTE THAT OVER TIME,
      DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
      WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.

[Graphic]
      Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                  Investor A    Investor B       Investor C
                                    Shares        Shares           Shares
Maximum amount you can buy         no limit      $250,000         no limit
Maximum front-end sales charge      5.75%          none             none
Maximum deferred sales charge      none/1/       5.00%/2/         1.00%/3/
Maximum annual distribution and     0.25%          0.75%            0.75%
shareholder servicing fees       distribution  distribution     distribution
                                   (12b-1)/   (12b-1) fee and  (12b-1) fee and
                                 service fee   0.25% service  0.25% service fee
                                                    fee
Conversion feature                   none           yes             none

     /1/ A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.
     /2/ This charge decreases over time. Please see Choosing a share class -About Investor B Shares - Contingent deferred sales charge for details.
     /3/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
          - About Investor C Shares - Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

                                    [Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                         Amount
                                                   retained by selling
                     Sales charge   Sales charge         agents
                    as a % of the   as a % of the     as a % of the
                    offering price net asset value   offering price
 Amount you bought    per share       per share         per share
$0 - $49,999            5.75%           6.10%            5.00%
$50,000 - $ 99,999      4.50%           4.71%            3.75%
$100,000 - $249,999     3.50%           3.63%            2.75%
$250,000 - $499,999     2.50%           2.56%            2.00%
$500,000 - $999,999     2.00%           2.04%            1.75%
$1,000,000 or more      0.00%           0.00%           1.00%/1/

     /1/  1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

                                    [Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:               You'll pay a CDSC of:
------------------------------------------------------------------------
                                 Shares
                               you bought   shares you bought between
                                 after       8/1/1997 and 11/15/1998
                               11/15/1998   in the following amounts:
                               ---------- ------------------------------
                                            $0 -   $250,000 - $500,000 -
                                          $249,999  $499,999   $999,999
the first year you own them       5.0%      5.0%      3.0%       2.0%
the second year you own them      4.0%      4.0%      2.0%       1.0%
the third year you own them       3.0%      3.0%      1.0%       none
the fourth year you own them      3.0%      3.0%      none       none
the fifth year you own them       2.0%      2.0%      none       none
the sixth year you own them       1.0%      1.0%      none       none
after six years of owning them    none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,000                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

                                    [Graphic]

     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.




     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

         .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

         .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

         .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

         .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

         .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions, acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Funds

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

         .have at least $500,000 invested in Investor A Shares of Nations Funds
          (except Money Market Funds), or

         .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

         .be an employer-sponsored plan with at least 100 eligible participants, or

         .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

      .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

         .distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

         .a tax-free return of an excess contribution to an IRA

         .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

      .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
       Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                        Ways to
                      buy, sell or            How much you can buy,
                        exchange                 sell or exchange                         Other things to know
                  -------------------- ------------------------------------ -------------------------------------------------
Buying shares     In a lump sum        minimum initial investment:          There is no limit to the amount you can invest in
                                       . $1,000 for regular account         Investor A and C Shares. You can invest up to
                                       . $500 for traditional and Roth      $250,000 in Investor B Shares.
                                         IRAs, and Coverdell Education
                                         Savings Accounts
                                       . $250 for certain fee-based
                                         accounts
                                       . no minimum for certain
                                         retirement plan accounts like
                                         401(k) plans and SEP
                                         accounts, but other restrictions
                                         apply
                                       minimum additional investment:
                                       . $100 for all accounts
                  Using our Systematic minimum initial investment:          You can buy shares twice a month, monthly
                  Investment Plan      . $100                               or quarterly, using automatic transfers from
                                       minimum additional investment:       your bank account .
                                       . $50
-----------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum        . you can sell up to $50,000 of      We'll deduct any CDSC from the amount
                                         your shares by telephone,          you're selling and send you or your selling
                                         otherwise there are no limits to   agent the balance, usually within three
                                         the amount you can sell            business days of receiving your order.
                                       . other restrictions may apply to    If you paid for your shares with a check that
                                         withdrawals from retirement        wasn't certified, we'll hold the sale
                                         plan accounts                      proceeds when you sell those shares for at
                                                                            least 15 days after the trade date of the
                                                                            purchase, or until the check has cleared.
                  Using our Automatic  .minimum $25 per withdrawal          Your account balance must be at least
                  Withdrawal Plan                                           $10,000 to set up the plan. You can make
                                                                            withdrawals twice a month, monthly,
                                                                            quarterly, bi-annually or annually. We'll
                                                                            send your money by check or deposit it
                                                                            directly to your bank account. No CDSC is
                                                                            deducted if you withdraw 12% or less of
                                                                            the value of your shares in a class.
-----------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum        . minimum $1,000 per                 You can exchange your Investor A Shares
                                         exchange                           for Investor A shares of any other Nations
                                                                            Fund, except Index Funds. You won't pay a
                                                                            front-end sales charge, CDSC or
                                                                            redemption fee on the shares you're
                                                                            exchanging.
                                                                            You can exchange your Investor B Shares for
                                                                            Investor B Shares of any other Nations Fund.
                                                                            You can exchange your Investor C Shares for
                                                                            Investor C Shares of any other Nations Fund.
                                                                            If you received Investor C Shares of a Fund
                                                                            from an exchange of Investor A Shares of a
                                                                            Managed Index Fund, you can also
                                                                            exchange these shares for Investor A
                                                                            Shares of an Index Fund.
                                                                            You won't pay a CDSC on the shares you're
                                                                            exchanging.
                  Using our Automatic  . minimum $25 per exchange           You must already have an investment
                  Exchange Feature                                          in the Funds into which you want to
                                                                            exchange. You can make exchanges
                                                                            monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

[Graphic]
     THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

        .You buy Investor A Shares at the offering price per share. You buy
         Investor B and Investor C Shares at net asset value per share.

        .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

        .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        .$500 for traditional and Roth IRAs, and Coverdell Education Savings
         Accounts

        .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        .$100 using our Systematic Investment Plan

     [Graphic]
      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS, SEE How orders are processed.



        .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
         IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

       MINIMUM ADDITIONAL INVESTMENT
       You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.

   .You can choose to have us transfer your money on or about the 15th or the last day of the month.

   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

        .We'll deduct any CDSC from the amount you're selling and send you the balance.

        .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        .We can delay payment of the sale proceeds for up to seven days.

        .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

        .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

        .You must exchange at least $1,000, or $25 if you use our Automatic
         Exchange Feature.

        .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        .You may only make exchanges into a Fund that is legally sold in your state of residence.

        .You generally may only make an exchange into a Fund that is accepting investments.

        .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund except Index Funds.

     Here are some rules for exchanging Investor A Shares:

        .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        .You won't pay a CDSC, if applicable, on the shares you're exchanging.
         Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Fund you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the offering price per share of Investor A Shares

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently

                            Frequency of declaration and payment
Fund                              of income distributions
Nations LargeCap Value Fund              quarterly
Nations MidCap Value Fund                quarterly
Nations SmallCap Value Fund              annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A Shares, Investor B Shares and Investor C Shares of Nations SmallCap Value Fund are not provided because these classes of shares for this Fund had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LARGECAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   PERIOD ENDED
 INVESTOR A SHARES                                                 03/31/02*#
Net asset value, beginning of period                                $10.00
Net investment income                                                 0.07
Net realized and unrealized gain/(loss) on investments                0.63
Net increase/(decrease) in net asset value from operations            0.70
LESS DISTRIBUTIONS:                                                  (0.01)
Dividends from net investment income
Net asset value, end of period                                      $10.69
TOTAL RETURN++                                                        7.03%
==========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                              $  315
Ratio of operating expenses to average net assets                     1.32%+(a)
Ratio of net investment income to average net assets                  0.63%+
Portfolio turnover rate                                                 24%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                                6.56%+(a)

                    *    LargeCap Value Investor A Shares commenced operations
                         on November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS LARGECAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   PERIOD ENDED
 INVESTOR B SHARES                                                 03/31/02*#
Net asset value, beginning of period                                $10.00
Net investment income                                                 0.00##
Net realized and unrealized gain/(loss) on investments                0.67
Net increase/(decrease) in net asset value from operations            0.67
LESS DISTRIBUTIONS:                                                  (0.00)##
Dividends from net investment income
Net asset value, end of period                                      $10.67
TOTAL RETURN++                                                        6.74%
==========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                              $  290
Ratio of operating expenses to average net assets                     2.07%+(a)
Ratio of net investment income/(loss) to average net assets          (0.12)%+
Portfolio turnover rate                                                 24%
Ratio of operating expenses to average net assets without
 waivers and/or expense reimbursements                                7.31%+(a)

                    *    LargeCap Value Investor B Shares commenced operations
                         on November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all
                         distributions, and does not reflect the deduction of
                         any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS LARGECAP VALUE FUND    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 PERIOD ENDED
           INVESTOR C SHARES                                     03/31/02*#
          Net asset value, beginning of period                      $10.00
          Net investment income                                       0.00##
          Net realized and unrealized gain/(loss) on
           investments                                                0.67
          Net increase(decrease) in net asset value from
           operations                                                 0.67
          LESS DISTRIBUTIONS:
          Dividends from net investment income                       (0.00)##
          Net asset value, end of period                            $10.67
          TOTAL RETURN++                                              6.74%
          ================================================================
          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
           DATA:
          Net assets at end of period (in 000's)                       $21
          Ratio of operating expenses to average net
           assets                                                     2.07%+(a)
          Ratio of net investment income/(loss) to
           average net assets                                        (0.12)%+
          Portfolio turnover rate                                       24%
          Ratio of operating expenses to average net
           assets without waivers and/or expense
           reimbursements                                             7.31%+(a)

                    *    LargeCap Value Investor C Shares commenced operations
                         on November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all
                         distributions, and does not reflect the deduction of
                         any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                PERIOD ENDED
            INVESTOR A SHARES                                   03/31/02*#
           Net asset value, beginning of period                     $10.00
           Net investment income                                      0.04
           Net realized and unrealized gain/(loss) on
            investments                                               1.30
           Net increase/(decrease) in net asset value
            from operations                                           1.34
           LESS DISTRIBUTIONS:
           Dividends from net investment income                      (0.04)
           Net asset value, end of period                           $11.30
           TOTAL RETURN++                                            13.37%
           ===============================================================
           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
            DATA:
           Net assets at end of period (in 000's)                   $  573
           Ratio of operating expenses to average net
            assets                                                    1.50%+(a)
           Ratio of net investment income to average net
            assets                                                    0.39%+
           Portfolio turnover rate                                      19%
           Ratio of operating expenses to average net
            assets without waivers and/or expense
            reimbursements                                            2.28%+(a)

                    *    MidCap Value Investor A Shares commenced operations on
                         November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income has been calculated
                         using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 PERIOD ENDED
             INVESTOR B SHARES                                   03/31/02*#
            Net asset value, beginning of period                    $10.00
            Net investment income/(loss)                             (0.04)
            Net realized and unrealized gain/(loss) on
             investments                                              1.35
            Net increase/(decrease) in net asset value
             from operations                                          1.31
            LESS DISTRIBUTIONS:
            Dividends from net investment income                     (0.02)
            Net asset value, end of period                          $11.29
            TOTAL RETURN++                                           13.14%
            ==============================================================
            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
             DATA:
            Net assets at end of period (in 000's)        $524
            Ratio of operating expenses to average net
             assets                                     2.25%+(a)
            Ratio of net investment income/(loss) to
             average net assets                         (0.36)%+
            Portfolio turnover rate                        19%
            Ratio of operating expenses to average net
             assets without waivers and/or expense
             reimbursements                             3.03%+(a)

                    *    MidCap Value Investor B Shares commenced operations on
                         November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS MIDCAP VALUE FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 PERIOD ENDED
             INVESTOR C SHARES                                   03/31/02*#
            Net asset value, beginning of period                    $10.00
            Net investment income/(loss)                             (0.05)
            Net realized and unrealized gain/(loss) on
             investments                                              1.36
            Net increase/(decrease) in net asset value
             from operations                                          1.31
            LESS DISTRIBUTIONS:
            Dividends from net investment income                     (0.00)##
            Net asset value, end of period                          $11.31
            TOTAL RETURN++                                           13.10%
            ==============================================================
            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
             DATA:
            Net assets at end of period (in 000's)                     $93
            Ratio of operating expenses to average net
             assets                                                   2.25%+(a)
            Ratio of net investment income/(loss) to
             average net assets                                      (0.36)%+
            Portfolio turnover rate                                     19%
            Ratio of operating expenses to average net
             assets without waivers and/or expense
             reimbursements                                           3.03%+(a)

                    *    MidCap Value Investor C Shares commenced operations on
                         November 20, 2001.
                    +    Annualized.
                    ++   Total return represents aggregate total return for the
                         period indicated, assumes reinvestment of all
                         distributions, and does not reflect the deduction of
                         any applicable sales charges.
                    #    Per share net investment income/(loss) has been
                         calculated using the monthly average shares method.
                    ##   Amount represents less than $0.01 per share.
                    (a)  The effect of the custodial expense offset on the
                         operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.
Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P HAS NOT REVIEWED ANY STOCK INCLUDED IN THE S&P 500, S&P SMALLCAP 600 OR
 S&P MIDCAP 400 INDEX FOR ITS INVESTMENT MERIT. S&P DETERMINES AND CALCULATES ITS INDICES INDEPENDENTLY OF THE FUNDS AND IS NOT A SPONSOR OR AFFILIATE OF THE FUNDS. S&P GIVES NO INFORMATION AND MAKES NO STATEMENTS ABOUT THE SUITABILITY OF INVESTING IN THE FUNDS OR THE ABILITY OF ITS INDICES TO TRACK STOCK MARKET PERFORMANCE. S&P MAKES NO GUARANTEES ABOUT THE INDICES, ANY DATA INCLUDED IN THEM AND THE SUITABILITY OF THE INDICES OR ITS DATA FOR ANY PURPOSE. "STANDARD AND POOR'S," "S&P 500" AND "S&P 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.

[Graphic]
       Where to find more information

You'll find more information about the Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

CAPVALUEPROIX-0802

                                                            [LOGO] Nations Funds

                                    [GRAPHIC]



Index Funds
Prospectus -- Investor A Shares


August 1, 2002



Nations LargeCap
 Index Fund

Nations Managed
Index Fund

Nations MidCap
Index Fund

Nations SmallCap
Index Fund


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee


[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 40.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about Nations Funds Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
The Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Funds may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS ENGAGED A SUB-ADVISER -- BANC AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP
      STARTING ON PAGE 26.


[Graphic]
        About the Funds

NATIONS LARGECAP INDEX FUND                                4
Sub-adviser: BACAP
-------------------------------------------------------------
NATIONS MANAGED INDEX FUND                                 9
Sub-adviser: BACAP
-------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                 14
Sub-adviser: BACAP
-------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                               19
Sub-adviser: BACAP
-------------------------------------------------------------
OTHER IMPORTANT INFORMATION                               24
-------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                 26


[Graphic]
      About your investment

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                     28
    How orders are processed                                30
  How selling and servicing agents are paid                 34
  Distributions and taxes                                   35
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        37
--------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                               40
--------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 27.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A ''PASSIVE'' OR ''INDEXING'' INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.


NATIONS LARGECAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations LargeCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

      1996    1997    1998    1999    2000      2001
     ------  ------  ------  ------  -------  --------
     22.22%  32.04%  28.06%  20.34%  (9.60)%  (12.45)%


          *Year-to-date return as of June 30, 2002:  -13.40%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

             Best: 4th quarter 1998:                       21.12%
             Worst: 3rd quarter 2001:                      -14.81%

[Graphic]

     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                              Life of
                                              1 year  5 years  Fund*
          Investor A Shares Returns Before
           Taxes                              -12.45% 10.00%  12.73%
          Investor A Shares Returns After
           Taxes on Distributions             -12.73%  9.13%  11.78%
          Investor A Shares Returns After
           Taxes on Distributions and Sale
           of Fund Shares                      -7.59%  7.93%  10.28%
          S&P 500 (reflects no deductions
           for fees, expenses or taxes)       -11.88% 10.70%  13.17%

     *The inception date of Investor A Shares is October 10, 1995. The return for the index shown is from that date.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]

     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor A Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.40%
Distribution (12b-1) and shareholder servicing fees       0.25%
                                                          0.28%
Other expenses                                           -----
Total annual Fund operating expenses                      0.93%
                                                         (0.33)%
Fee waivers and/or reimbursements                        -------
Total net expenses/2/                                     0.60%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $61    $263    $482    $1,113

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 27.

[Graphic]
     WHAT IS A MANAGED INDEX FUND?

     A MANAGED INDEX FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

     WITH A MANAGED INDEX FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500.

     THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.


NATIONS MANAGED INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

     [Graphic]

     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important information AND IN THE SAI.



The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  .may offset capital gains by selling securities to realize a capital loss.
   This may reduce capital gains distributions

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Managed Index Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


      1997    1998    1999     2000     2001
     ------  ------  ------  --------  -------
     33.19%  26.33%  17.41%  (11.14)%  (9.56)%


          *Year-to-date return as of June 30, 2002:  -12.83%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1998                                  20.91%
Worst: 3rd quarter 2001:                                -14.42%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                  Life of
                                                  1 year  5 years  Fund*
      Investor A Shares Returns Before Taxes      -9.56%  9.68%   12.10%
      Investor A Shares Returns After Taxes on
       Distributions                              -11.19% 8.26%   10.70%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares      -4.25%  7.89%   9.95%
      S&P 500 (reflects no deductions for fees,
       expenses or taxes)                         -11.88% 10.70%  13.04%

     *The inception date of Investor A Shares is July 31, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE
     DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor A Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.40%
Distribution (12b-1) and shareholder servicing fees       0.25%
                                                          0.35%
Other expenses                                            -----
Total annual Fund operating expenses                      1.00%
                                                         (0.25)%
Fee waivers and/or reimbursements                        -------
Total net expenses/2/                                     0.75%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year 3 years 5 years 10 years
Investor A Shares                    $77    $294    $528    $1,202

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 27.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.


NATIONS MIDCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]


      2001
     ------
     (1.21)%

          *Year-to-date return as of June 30, 2002:  -3.62%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:             17.83%
Worst: 3rd quarter 2001:            -16.70%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                            1 year  Fund*
      Investor A Shares Returns Before Taxes                -1.21%  4.83%
      Investor A Shares Returns After Taxes on
       Distributions                                        -2.53%  2.27%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares                0.41%   3.39%
      S&P MidCap 400 (reflects no deductions for fees,
       expenses or taxes)                                   -0.62%  5.43%

     *The inception date of Investor A Shares is May 31, 2000. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor A Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.40%
Distribution (12b-1) and shareholder servicing fees       0.25%
                                                          0.32%
Other expenses                                           -----
Total annual Fund operating expenses                      0.97%
                                                         (0.37)%
Fee waivers and/or reimbursements                        -------
Total net expenses/2/                                     0.60%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year 3 years 5 years 10 years
Investor A Shares                    $61    $272    $500    $1,156

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 27.

[Graphic]
     WHAT IS AN INDEX FUND?

     INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

     CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.


NATIONS SMALLCAP INDEX FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations SmallCap Index Fund has the following risks:

      .Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1997   1998   1999   2000   2001
     ------ ------ ------ ------ ------
     27.55%(1.89)%  5.27%  9.20%  5.66%

          *Year-to-date return as of June 30, 2002:  -0.52%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:             20.49%
Worst: 3rd quarter 1998:            -20.89%

[Graphic]
     THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                   Life of
                                                    1 year 5 years  Fund*
      Investor A Shares Returns Before Taxes        5.66%  8.73%   9.01%
      Investor A Shares Returns After Taxes on
       Distributions                                5.07%  8.25%   8.54%
      Investor A Shares Returns After Taxes on
       Distributions and Sale of Fund Shares        3.89%  6.99%   7.24%
      S&P SmallCap 600 (reflects no deductions for
       fees, expenses or taxes)                     6.51%  10.65%  11.63%

     *The inception date of Investor A Shares is October 15, 1996. The return for the index shown is from that date.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (Fees paid directly from your investment)           Investor A Shares
     Maximum sales charge (load) imposed on purchases          none
     Maximum deferred sales charge (load)                      none
     ANNUAL FUND OPERATING EXPENSES/1/
     (Expenses that are deducted from the Fund's assets)
     Management fees                                           0.40%
     Distribution (12b-1) and shareholder servicing fees       0.25%
                                                               0.36%
     Other expenses                                           -----
     Total annual Fund operating expenses                      1.01%
                                                              (0.36)%
     Fee waivers and/or reimbursements                        -------
     Total net expenses/2/                                     0.65%
                                                              =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Investor A Shares                              $66    $286    $523    $1,204

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                        Maximum  Actual fee
                                                        advisory  paid last
                                                          fee    fiscal year
Nations LargeCap Index Fund                              0.40%      0.07%
Nations Managed Index Fund                               0.40%      0.15%
Nations MidCap Index Fund                                0.40%      0.03%
Nations SmallCap Index Fund                              0.40%      0.04%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

[Graphic]
     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Quantitative Strategies Team is responsible for making the day-to-day investment decisions for each Fund.

OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket-expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
      WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

      WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                    Ways to
                  buy, sell or            How much you can buy,
                    exchange                sell or exchange                          Other things to know
                  ------------- ------------------------------------------ ------------------------------------------
Buying shares     In a lump sum minimum initial investment:                There is no limit to the amount you can
                                .$1,000 for regular accounts               invest in Investor A Shares.
                                .$500 for traditional and Roth IRAs, and
                                 Coverdell Education Savings Accounts
                                .$250 for certain fee-based accounts
                                .no minimum for certain retirement plan
                                 accounts like 401(k) plans and SEP
                                 accounts, but other restrictions apply
                                minimum additional investment:
                                .$100 for all accounts

                  Using our     minimuminitial investment:                 You can buy shares twice a month,
                  Systematic    .$ 100                                     monthly or quarterly, using automatic
                  Investment    minimumadditional investment:              transfers from your bank account.
                  Plan          .$ 50

---------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum .you can sell up to $50,000 of your        We'll send you or your selling agent the
                                 shares by telephone, otherwise there      sale proceeds, usually within three
                                 are no limits to the amount you can sell  business days of receiving your order.
                                .other restrictions may apply to
                                 withdrawals from retirement plan          If you paid for your shares with a check
                                 accounts                                  that wasn't certified, we'll hold the sale
                                                                           proceeds when you sell those shares for at
                                                                           least 15 days after the trade date of the
                                                                           purchase, or until the check has cleared.

                  Using our     .minimum $25 per withdrawal                Your account balance must be at least
                  Automatic                                                $10,000 to set up the plan. You can make
                  Withdrawal                                               withdrawals twice a month, monthly,
                  Plan                                                     quarterly, bi-annually or annually. We'll
                                                                           send your money by check or deposit it
                                                                           directly to your bank account.

---------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum .minimum $1,000 per exchange               You can exchange Investor A Shares of an
                                                                           Index Fund for Investor A Shares of any
                                                                           other Index Fund.

                  Using our     .minimum $25 per exchange                  You must already have an investment in
                  Automatic                                                the Funds into which you want to
                  Exchange                                                 exchange. You can make exchanges
                  Feature                                                  monthly or quarterly.


[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

       .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

       .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

       .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

       .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at net asset value per share.

         .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

     [Graphic]

      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:
         .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.
         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.
         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.
         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.
         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.
         .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.
         .We can delay payment of the sale proceeds for up to seven days. .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.
     We may sell your shares:
         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you
         .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.
Here's how the plan works:
       .Your account balance must be at least $10,000 to set up the plan.
       .If you set up the plan after you've opened your account, your signature must be guaranteed.
       .You can choose to have us transfer your money on or about the 10th or the 25th of the month.
       .We'll send you a check or deposit the money directly to your bank account.
       .You can cancel the plan by giving your selling agent or us 30 days notice in writing.
It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You can exchange Investor A Shares of an Index Fund for Investor A
          Shares of any other Index Fund.

         .If you received Investor A Shares of a Managed Index Fund through a conversion of Investor C Shares originally bought through a 401(k) plan, you can also exchange your shares for Investor C Shares of any other Nations Fund.

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

       .Send your request to PFPC in writing or call 1.800.321.7854.

       .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

       .You must already have an investment in the Funds you want to exchange.

       .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

       .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.

Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sale's charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .an amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                    Frequency of declaration and
Fund                                               payment of income distributions
Nations LargeCap Index Fund                                   annually
Nations Managed Index Fund                                    annually
Nations MidCap Index Fund                                     annually
Nations SmallCap Index Fund                                   annually

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LARGECAP INDEX FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02#   03/31/01#   03/31/00#    03/31/99  03/31/98#
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $22.24      $28.76      $24.94      $22.31     $15.87
Net investment income                                0.18        0.17        0.19        0.19       0.21
Net realized and unrealized gain/(loss) on
 investments                                        (0.26)      (6.52)       4.08        3.63       7.05
Net increase/(decrease) in net asset value
 from operations                                    (0.08)      (6.35)       4.27        3.82       7.26
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.18)      (0.17)      (0.19)      (0.20)     (0.23)
Distributions from net realized capital gains         --       (0.00)##     (0.26)      (0.99)     (0.59)
Total dividends and distributions                   (0.18)      (0.17)      (0.45)      (1.19)     (0.82)
Net asset value, end of year                        $21.98      $22.24      $28.76      $24.94     $22.31
TOTAL RETURN++                                      (0.30)%    (22.18)%     17.32%      18.00%     46.58%
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $33,238     $27,417     $28,943    $13,827     $4,595
Ratio of operating expenses to average net assets 0.60%(a)(b) 0.60%(a)(b) 0.60%(a)(b)  0.60%(a)   0.60%(a)
Ratio of operating expenses including interest
 expense to average net assets                       0.00%        --          --          --      0.61%(a)
Ratio of net investment income to average net
 assets                                              0.80%       0.63%       0.71%      0.92%      1.14%
Portfolio turnover rate                               7%          8%          7%          4%        26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements     0.93%(a)    0.93%(a)    0.96%(a)    0.96%(a)   0.91%(a)

                                ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                # Per share net investment income has been calculated using the monthly average shares method.
                                ## Amount represents less than $0.01 per share.
                                (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MANAGED INDEX FUND                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
INVESTOR A SHARES                                 03/31/02#   03/31/01#   03/31/00#   03/31/99#   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                  $14.89      $22.04      $19.39      $17.14     $11.89
Net investment income                                0.08        0.08        0.11        0.14       0.14
Net realized and unrealized gain/(loss) on
 investments                                         0.40       (4.47)       2.78        2.39       5.40
Net increase/(decrease) in net asset value
 from operations                                     0.48       (4.39)       2.89        2.53       5.54
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.09)      (0.07)      (0.11)      (0.13)     (0.14)
Distributions from net realized capital gains       (1.29)      (2.69)      (0.13)      (0.15)     (0.15)
Total dividends and distributions                   (1.38)      (2.76)      (0.24)      (0.28)     (0.29)
Net asset value, end of year                        $13.99      $14.89      $22.04      $19.39     $17.14
TOTAL RETURN++                                       2.55%     (21.75)%     15.04%      14.97%     47.21%
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RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                  $25,420     $32,402     $51,433    $51,439     $25,447
Ratio of operating expenses to average net assets 0.75%(a)(b) 0.75%(a)(b) 0.75%(a)(b)  0.75%(a)  0.75%(a)(b)
Ratio of net investment income to average net
 assets                                              0.58%       0.42%       0.55%      0.78%       1.01%
Portfolio turnover rate                              345%         97%         64%        35%         30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements     1.00%(a)    0.95%(a)    0.97%(a)    0.98%(a)   1.05%(a)

                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED PERIOD ENDED
INVESTOR A SHARES                                 03/31/02#   03/31/01*
Net asset value, beginning of period                $8.41       $9.55
Net investment income/(loss)                         0.05       0.05
Net realized and unrealized gain/(loss) on
 investments                                         1.46      (0.24)
Net increase/(decrease) in net asset value
 from operations                                     1.51      (0.19)
LESS DISTRIBUTIONS:
Dividends from net investment income                (0.04)     (0.06)
Distributions from net realized capital gains       (0.55)     (0.89)
Total dividends and distributions                   (0.59)     (0.95)
Net asset value, end of period                      $9.33       $8.41
TOTAL RETURN++                                      17.99%     (2.84)%
----------------------------------------------------------------------------------
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,123      $215
Ratio of operating expenses to average net assets  0.60%(a)   0.60%+(a)
Ratio of operating expenses including
 interest expense to average net assets             0.00%     0.60%+(a)
Ratio of net investment income/(loss) to
 average net assets                                 0.57%      0.57%+
Portfolio turnover rate                              16%         69%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                            0.97%(a)   1.00%+(a)

                                 *MidCap Index Fund Investor A Shares commenced operations on May 31, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED
INVESTOR A SHARES                             03/31/02#   03/31/01#   03/31/00#  03/31/99#    03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $13.22      $13.52      $11.03     $14.08       $9.82
Net investment income                            0.03        0.04        0.01       0.03        0.03
Net realized and unrealized gain/(loss) on
 investments                                     2.72       (0.32)       2.49      (2.91)       4.57
Net increase/(decrease) in net asset value
 from operations                                 2.75       (0.28)       2.50      (2.88)       4.60
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.04)      (0.02)      (0.01)     (0.03)      (0.03)
Distributions from net realized capital gains   (0.33)        --          --       (0.14)      (0.31)
Total dividends and distributions               (0.37)      (0.02)      (0.01)     (0.17)      (0.34)
Net asset value, end of year                    $15.60      $13.22      $13.52     $11.03      $14.08
TOTAL RETURN++                                  20.97%      (2.06)%     22.67%    (20.67)%     47.35%
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RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)              $8,724      $6,517      $7,610     $9,782      $13,768
Ratio of operating expenses to average net
 assets                                       0.65%(a)(b) 0.66%(a)(b)  0.75%(a)  0.75%(a)(b) 0.75%(a)(b)
Ratio of operating expenses including
 interest expense to average net assets          0.00%        --       0.76%(a)      --          --
Ratio of net investment income to average
 net assets                                      0.21%       0.31%      0.10%       0.27%       0.27%
Portfolio turnover rate                           18%         65%        53%         65%         62%
Ratio of operating expenses to average net
 assets without waivers and/or
 expense reimbursements                        1.01%(a)    1.04%(a)    1.02%(a)   1.07%(a)    1.27%(a)

                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

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     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



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        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index/1/ - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600/1/ - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/ S&P HAS NOT REVIEWED ANY STOCK INCLUDED IN THE S&P 500, S&P SMALLCAP 600 OR
    S&P MIDCAP 400 INDEX FOR ITS INVESTMENT MERIT. S&P DETERMINES AND CALCULATES ITS INDICES INDEPENDENTLY OF THE FUNDS AND IS NOT A SPONSOR OR AFFILIATE OF THE FUNDS. S&P GIVES NO INFORMATION AND MAKES NO STATEMENTS ABOUT THE SUITABILITY OF INVESTING IN THE FUNDS OR THE ABILITY OF ITS INDICES TO TRACK STOCK MARKET PERFORMANCE. S&P MAKES NO GUARANTEES ABOUT THE INDICES, ANY DATA INCLUDED IN THEM AND THE SUITABILITY OF THE INDICES OR ITS DATA FOR ANY PURPOSE. "STANDARD AND POOR'S," "S&P 500" AND "S&P 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.

        SEC file number:
        Nations Funds Trust, 811-09645

        INDEXPROIA-0802


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      Where to find more information

You'll find more information about Nations Funds Index Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                            [LOGO] Nations Funds

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Money Market Funds
-------------------------------
Prospectus -- Investor A Shares


August 1, 2002


Nations
Cash Reserves

Nations
Treasury Reserves

Nations
Government
Reserves

Nations
Tax-Exempt Reserves



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

                                                              Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee


                                                            [LOGO] Nations Funds

An overview of the Funds
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[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
      YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 39.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
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[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 20.


[Graphic]
        About the Funds

     NATIONS CASH RESERVES                                                4
     Sub-adviser: BACAP
     ----------------------------------------------------------------------
     NATIONS TREASURY RESERVES                                            7
     Sub-adviser: BACAP
     ----------------------------------------------------------------------
     NATIONS GOVERNMENT RESERVES                                         10
     Sub-adviser: BACAP
     ----------------------------------------------------------------------
     NATIONS TAX-EXEMPT RESERVES                                         14
     Sub-adviser: BACAP
     ----------------------------------------------------------------------
     OTHER IMPORTANT INFORMATION                                         18
     ----------------------------------------------------------------------
     HOW THE FUNDS ARE MANAGED                                           20

[Graphic]
       About your investment

     INFORMATION FOR INVESTORS
       Buying, selling and exchanging shares                             23
         How orders are processed                                        25
       How selling, servicing and administration agents are paid         33
       Distributions and taxes                                           34
     ----------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS                                                36
     ----------------------------------------------------------------------
     TERMS USED IN THIS PROSPECTUS                                       39
     ----------------------------------------------------------------------
     WHERE TO FIND MORE INFORMATION                              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 21.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT- TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

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     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

             1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
             ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
             3.42% 2.78% 3.78% 5.54% 4.99% 5.19% 5.13% 4.76% 6.01% 3.82%

         * Year-to-date return as of June 30, 2002: 0.77%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.55%
                     Worst: 4th quarter 2001:         0.57%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                         Life of
                                 1 year 5 years 10 years  Fund*
               Investor A Shares 3.82%   4.98%   4.54%    4.79%

     *The inception date of Investor A Shares is July 16, 1990.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (Fees paid directly from your investment)           Investor A Shares
     Maximum sales charge (load) imposed on purchases          none
     Maximum deferred sales charge (load)                      none
     ANNUAL FUND OPERATING EXPENSES/1/
     (Expenses that are deducted from the Fund's assets)
     Management fees                                           0.15%
     Distribution (12b-1), shareholder servicing and
      shareholder administration fees                          0.45%
                                                               0.12%
     Other expenses                                            -----
     Total annual Fund operating expenses                      0.72%
                                                              (0.07)%
     Fee waivers and/or reimbursements                        -------
     Total net expenses/2/                                     0.65%
                                                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $66    $224    $395     $891

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 21.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                    [CHART]

       1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
       ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
       3.28% 2.55% 3.62% 5.38% 4.88% 5.02% 4.93% 4.47% 5.70% 3.53%

          * Year-to-date return as of June 30, 2002: 0.72%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.49%
Worst: 4th quarter 2001: 0.48%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 3.53%   4.73%   4.33%    4.57%

     *The inception date of Investor A Shares is July 16, 1990.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES
 (Fees paid directly from your investment)                  Investor A Shares
Maximum sales charge (load) imposed on purchases                  none
Maximum deferred sales charge (load)                              none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
Management fees                                                   0.15%
Distribution (12b-1), shareholder servicing and shareholder
 administration fees                                              0.45%
                                                                  0.12%
Other expenses                                                    -----
Total annual Fund operating expenses                              0.72%
                                                                 (0.07)%
Fee waivers and/or reimbursements                                -------
Total net expenses/2/                                             0.65%
                                                                 =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $66    $224    $395     $891

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 21.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT- TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

           1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
          ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
          3.44% 2.60% 3.66% 5.35% 4.81% 4.96% 4.88% 4.54% 5.83% 3.69%

          *Year-to-date return as of June 30, 2002: 0.67%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.51%
Worst: 4th quarter 2001:         0.51%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 3.69%   4.78%   4.37%    4.59%

     *The inception date of Investor A Shares is February 11, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (Fees paid directly from your investment)                  Investor A Shares
 Maximum sales charge (load) imposed on purchases                  none
 Maximum deferred sales charge (load)                              none

  ANNUAL FUND OPERATING EXPENSES/1/
  (Expenses that are deducted from the Fund's assets)
 Management fees                                                   0.15%
 Distribution (12b-1), shareholder servicing and shareholder
  administration fees                                              0.45%
                                                                   0.13%
 Other expenses                                                    -----
 Total annual Fund operating expenses                              0.73%
                                                                  (0.08)%
 Fee waivers and/or reimbursements                                -------
 Total net expenses/2/                                             0.65%
                                                                   =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $66    $226    $400     $903

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 21.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT- TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TAX-EXEMPT RESERVES

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     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

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     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

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      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

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     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

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     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

     THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



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     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

               1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
               ----- ----- ----- ----- ----- ----- ----- ----- ----- ----
               2.54% 1.97% 2.47% 3.43% 3.06% 3.22% 2.93% 2.73% 3.58% 2.22%

        *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                         Life of
                                 1 year 5 years 10 years  Fund*
               Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

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     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

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     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


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     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)                   Investor A Shares
Maximum sales charge (load) imposed on purchases                  none
Maximum deferred sales charge (load)                              none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                   0.15%
Distribution (12b-1), shareholder servicing and shareholder
 administration fees                                              0.45%
                                                                  0.13%
Other expenses                                                    -----
Total annual Fund operating expenses                              0.73%
                                                                 (0.08)%
Fee waivers and/or reimbursements                                -------
Total net expenses/2/                                             0.65%
                                                                  =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor A Shares  $66    $226    $400     $903

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        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   EachFund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.


      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

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     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255





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        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                            Maximum  Actual fee
                                            advisory  paid last
                                              fee    fiscal year
                Nations Cash Reserves        0.15%      0.15%
                Nations Treasury Reserves    0.15%      0.15%
                Nations Government Reserves  0.15%      0.15%
                Nations Tax-Exempt Reserves  0.15%/1/   0.17%

/1/ This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

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     BANC OF AMERICA CAPITAL
     MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                        BACAP Team
Nations Cash Reserves       Cash Investment Team
Nations Treasury Reserves   Cash Investment Team
Nations Government Reserves Cash Investment Team
Nations Tax-Exempt Reserves Cash Investment Team

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     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


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     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


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     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



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        Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Investor A Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                     Ways to
                   buy, sell or             How much you can buy,
                     exchange                 sell or exchange                          Other things to know
                  --------------- ------------------------------------------ ------------------------------------------
Buying shares     In a lump sum   minimum initial investment:                There is no limit to the amount you can
                                  .$1,000 for regular accounts               invest in Investor A Shares.
                                  .$500 for traditional and Roth IRAs, and
                                   Coverdell Education Savings Accounts
                                  .$250 for certain fee-based accounts
                                  .no minimum for certain retirement plan
                                   accounts like 401(k) plans and SEP
                                   accounts, but other restrictions apply
                                  minimum additional investment:
                                  .$100 for all accounts
                  Using our       minimum initial investment:                You can buy shares twice a month,
                  Systematic      .$100                                      monthly or quarterly, using automatic
                  Investment Plan minimum additional investment:             transfers from your bank account.
                                  .$50
-----------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum   .you can sell up to $50,000 of your        We usually send you or your selling agent
                                   shares by telephone, otherwise there      the sale proceeds on the same day that
                                   are no limits to the amount you can sell  we receive your order.
                                  .other restrictions may apply to           If you paid for your shares with a check
                                   withdrawals from retirement plan          that wasn't certified, we'll hold the sale
                                   accounts                                  proceeds when you sell those shares for
                                                                             at least 15 days after the trade date of
                                                                             the purchase, or until the check has
                                                                             cleared, whichever is later.
                  Using our free  . minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                               only use checks to make partial
                  service                                                    withdrawals from a Fund. You can't use a
                                                                             check to make a full withdrawal from a
                                                                             Fund.
                  Using our       .minimum $25 per withdrawal                Your account balance must be at least
                  Automatic                                                  $10,000 to set up the plan. You can make
                  Withdrawal Plan                                            withdrawals twice a month, monthly,
                                                                             quarterly, bi-annually or annually. We'll
                                                                             send your money by check or deposit it
                                                                             directly to your bank account.
-----------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum   . minimum $1,000 per exchange              You can generally exchange Investor A
                                                                             Shares of a Money Market Fund for
                                                                             Investor A Shares of any other Nations
                                                                             Fund, except Index Funds. Some
                                                                             exceptions apply.
                  Using our       minimum exchange per Fund:                 You must already have an investment in
                  Automatic       .$25                                       the Funds into which you want to
                  Exchange                                                   exchange. You can make exchanges
                  Feature                                                    monthly or quarterly.

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     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.




HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves and Nations Treasury Reserves
  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves
  .12:00 noon Eastern time each business day for each share class of Nations
   Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury
   Reserves, except:
     .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year
     .Orders must be received for Nations Treasury Reserves by 3:00 p.m.
      Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund
  .2:30 p.m. Eastern time for Nations Government Reserves
  .12:00 noon Eastern time for Nations Tax-Exempt Reserves

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor A Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):
          .5:30 p.m. Eastern time for Nations Cash Reserves and Nations
           Treasury Reserves, except:
            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year
            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund
          .4:00 p.m. Eastern time for Nations Government Reserves and Nations
           Tax-Exempt Reserves.

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our for Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

     Minimum additional investment
     You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
      FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.



[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds of Nations Cash Reserves, Nations
          Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .If you're selling your shares of Nations Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares of Nations Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Tax-Exempt
          Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

 Checkwriting service
 You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

 Here's how the service works:

      .Each check you write must be for $250 or more.

      .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      .We can change or cancel the service by giving you 30 days notice in writing.

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or 25th of the month.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.




[Graphic]
     Exchanging shares

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Exchanges are not available if you bought your Investor A Shares through a cash sweep option on your account or through a mutual fund supermarket.

     Here's how exchanges work:

         .You can exchange Investor A Shares of a Money Market Fund for
          Investor A Shares of any other Nations Fund, except Index Funds.

         .If you bought Investor A Shares of a Money Market Fund through a
          Nations Funds IRA, you can exchange these shares for Investor B Shares of any other Nations Fund, except Money Market Funds. If you received your Investor B Shares before January 1, 1996 or after July 31, 1997, a contingent deferred sales charge (CDSC) may apply when you sell your Investor B Shares. The CDSC will be based on the period from when you received the Investor B Shares until you sold them.

         .You must exchange at least $1,000, or $25 if you use our Automatic
          Exchange Feature.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      .You must already have an investment in the Funds you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]

        How selling, servicing and administration agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1), SHAREHOLDER SERVICING AND SHAREHOLDER ADMINISTRATION FEES Stephens, BA Advisors and selling and servicing agents are compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan and a shareholder administration plan.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor A Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor A Shares of the Funds.

BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .an additional amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.




[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
       FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax and alternative minimum taxes on distributions from Nations Tax-Exempt Reserves of its tax-exempt interest income. These distributions, however, may be subject to other state and local taxes.

Although the Fund does not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                             03/31/02*    03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year               $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income                           0.0282      0.0586     0.0487     0.0486     0.0512
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0282)    (0.0586)   (0.0487)   (0.0486)   (0.0512)
Net asset value, end of year                     $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN++                                   2.85%      6.02%      4.98%      4.91%      5.24%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)             $475,923    $638,529   $589,804   $695,703  $1,706,692
Ratio of operating expenses to average net
 assets                                       0.65%(a)(b)  0.65%(a)   0.65%(a)   0.65%(a)    0.65%
Ratio of net investment income to average net
 assets                                          2.82%      5.84%      4.86%      4.86%      5.13%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.68%(a)    0.68%(a)   0.70%(a)   0.69%(a)    0.70%

                                 *The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Prime Fund Investor A Shares which were reorganized into Nations Cash Reserves Investor A Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                             03/31/02*   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income                           0.0260     0.0558     0.0458     0.0464     0.0496
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0260)   (0.0558)   (0.0458)   (0.0464)   (0.0496)
Net asset value, end of year                    $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN++                                  2.63%      5.72%      4.68%      4.74%      5.06%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)            $1,101,599  $914,264  $1,044,726 $1,176,233 $1,361,214
Ratio of operating expenses to average net
 assets                                        0.65%(a)   0.65%(a)   0.65%(a)   0.65%(a)    0.65%
Ratio of net investment income to average net
 assets                                         2.63%      5.66%      4.55%      4.66%      4.96%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.69%(a)   0.68%(a)   0.70%(a)   0.70%(a)    0.70%

                                 *The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Treasury Fund Investor A Shares which were reorganized into Nations Treasury Reserves Investor A Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                               03/31/02*   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income                             0.0263     0.0575     0.0465     0.0462     0.0489
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0263)   (0.0575)   (0.0465)   (0.0462)   (0.0489)
Net asset value, end of year                      $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN++                                    2.66%      5.90%      4.75%      4.72%      5.01%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $13,583    $22,925    $16,002    $13,924    $23,806
Ratio of operating expenses to average net
 assets                                          0.65%(a)   0.65%(a)   0.65%(a)   0.65%(a)    0.65%
Ratio of net investment income to average net
 assets                                           2.33%      5.74%      4.71%      4.62%      4.90%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.73%(a)   0.71%(a)   0.79%(a)   0.93%(a)    0.94%

                                 * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Government Money Market Fund Investor A Shares which were reorganized into Nations Government Reserves Investor A Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS TAX-EXEMPT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
INVESTOR A SHARES                               03/31/02*   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income                             0.0169     0.0348     0.0286     0.0278     0.0316
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0169)   (0.0348)   (0.0286)   (0.0278)   (0.0316)
Net asset value, end of year                      $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN++                                    1.70%      3.53%      2.90%      2.81%      3.20%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)               $80,108    $51,705    $43,934    $53,693    $171,786
Ratio of operating expenses to average net
 assets                                           0.65%      0.65%      0.65%     0.65%(a)   0.58%(a)
Ratio of net investment income to average net
 assets                                           1.65%      3.45%      2.85%      2.76%      3.15%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.68%      0.68%      0.77%     0.90%(a)   0.84%(a)

                                 * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Tax Exempt Fund Investor A Shares which were reorganized into Nations Tax-Exempt Reserves Investor A Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number:
     Nations Funds Trust, 811-09645

     RESPROIA-0802



[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]

     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]

Money Market Funds
-------------------------------------
Prospectus -- Investor B and C Shares


August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations
Government
Reserves

Nations
Municipal Reserves

Nations Tax-Exempt
Reserves

Nations
California
Tax-Exempt
Reserves

Nations
New York
Tax-Exempt
Reserves



The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

                                                              Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee

                                                            [LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
      YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 72.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor B and Investor C Shares of the Funds. These classes of shares are designed primarily as exchange classes for holders of Nations Funds non-money market funds. In addition, they may be used in connection with Nations Funds Automated Dollar Cost Averaging Feature. Please turn to Buying, selling and exchanging shares for more information about buying, selling and exchanging these classes of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 43.

[Graphic]
        About the Funds

             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MONEY MARKET RESERVES                        8
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                           12
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS GOVERNMENT RESERVES                         17
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MUNICIPAL RESERVES                          22
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TAX-EXEMPT RESERVES                         27
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS CALIFORNIA TAX-EXEMPT RESERVES              32
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS NEW YORK TAX-EXEMPT RESERVES                37
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         41
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           43

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Choosing a share class                            46
                 About Investor B Shares                         47
                   Contingent deferred sales charge              47
                 About Investor C Shares                         48
                   Contingent deferred sales charge              48
                 When you might not have to pay a CDSC           49
               Buying, selling and exchanging shares             51
                 How orders are processed                        53
               How selling and servicing agents are paid         60
               Distributions and taxes                           62
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                64
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       72
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

     2000   2001
     -----  -----
     5.31%  3.08%

          *Year-to-date return as of June 30, 2002: 0.42%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.38%
Worst: 4th quarter 2001: 0.37%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                         Life of
                  1 year  Fund*
Investor B Shares 3.08%   4.23%
Investor C Shares 3.08%   4.23%

     *The inception dates of Investor B Shares and Investor C Shares are
      October 4, 1999 and October 5, 1999, respectively.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
Maximum sales charge (load)
imposed on purchases                                  none       none
Maximum deferred sales charge (load) as a % of the
 lower of the original purchase price or net asset
 value                                               5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
Management fees                                       0.15%      0.15%
Distribution (12b-1) and shareholder
servicing and administration fees                     1.10%      1.10%
                                                      0.12%      0.12%
Other expenses                                        -----      -----
Total annual Fund operating expenses                  1.37%      1.37%
                                                     (0.07)%    (0.07)%
Fee waivers and/or reimbursements                    -------    -------
Total net expenses/4/                                 1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $727    $943    $1,462
Investor C Shares  $232   $427    $743    $1,640

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $427    $743    $1,462
Investor C Shares  $132   $427    $743    $1,640

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     5.30%  3.01%

          *Year-to-date return as of June 30, 2002: 0.37%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.37%
                     Worst: 4th quarter 2001:         0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                        Investor B Shares 3.01%   4.20%
                        Investor C Shares 3.01%   2.54%

     *The inception date of Investor B Shares and Investor C Shares are
      October 5, 1999 and January 6, 2000, respectively.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)
        as a % of the lower of the original
        purchase price or net asset value            5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.13%      0.13%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.38%      1.38%
                                                     (0.08)%    (0.08)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

    /1/This charge decreases over time. Please see Choosing a share class -
       About Investor B Shares - Contingent deferred sales charge for details.

    /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

    /3/Thefigures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

    /4/TheFund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $632   $729    $948    $1,473
               Investor C Shares  $232   $429    $748    $1,650

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $132   $429    $748    $1,473
               Investor C Shares  $132   $429    $748    $1,650

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                         [CHART]

     2000   2001
     -----  -----
     5.04%  2.85%

          *Year-to-date return as of June 30, 2002: 0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.33%
Worst: 4th quarter 2001: 0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                         Life of
                  1 year  Fund*
Investor B Shares 2.85%   3.96%

     *The inception date of Investor B Shares is October 15, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.12%      0.12%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.37%      1.37%
                                                     (0.07)%    (0.07)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $727    $943    $1,462
Investor C Shares  $232   $427    $743    $1,640

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $427    $743    $1,462
Investor C Shares  $132   $427    $743    $1,640

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     2000   2001
     -----  -----
     5.17%  2.93%

          *Year-to-date return as of June 30, 2002: 0.33%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.34%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                         Life of
                  1 year  Fund*
Investor B Shares 2.93%   4.08%
Investor C Shares 2.93%   4.06%

     *The inception dates of Investor B Shares and Investor C Shares are
      November 2, 1999 and December 21, 1999, respectively.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.13%      0.13%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.38%      1.38%
                                                     (0.08)%    (0.08)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $729    $948    $1,473
Investor C Shares  $232   $429    $748    $1,650

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $429    $748    $1,473
Investor C Shares  $132   $429    $748    $1,650

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.



[Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]


     2000   2001
     -----  -----
     2.90%  1.56%

          *Year-to-date return as of June 30, 2002: 0.26%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  0.78%
Worst: 4th quarter 2001: 0.17%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                         Life of
                  1 year  Fund*
Investor B Shares 1.56%   2.24%

     *The inception date of Investor B Shares is December 27, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.15%      0.15%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.40%      1.40%
                                                     (0.10)%    (0.10)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.




     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $733    $956    $1,493
Investor C Shares  $232   $433    $756    $1,671

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $433    $756    $1,493
Investor C Shares  $132   $433    $756    $1,671

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT- TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%



        *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 2nd and 4th quarters 2000: 0.94%
                     Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                         Life of
                                 1 year 5 years 10 years  Fund*
               Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.13%      0.13%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.38%      1.38%
                                                     (0.08)%    (0.08)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $729    $948    $1,473
Investor C Shares  $232   $429    $748    $1,650

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $429    $748    $1,473
Investor C Shares  $132   $429    $748    $1,650

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                        [CHART]


     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     2.84%  2.51%  2.26%  2.84%  1.71%


          *Year-to-date return as of June 30, 2002: 0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                         Best: 4th quarter 2000:  0.77%
                         Worst: 4th quarter 2001: 0.25%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                     Life of
                                      1 year 5 years  Fund*
                   Daily Class Shares 1.71%   2.43%   2.45%

     *The inception date of Daily Class Shares is October 2, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES/3/
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.13%      0.13%
       Other expenses                                 -----      -----
       Total annual Fund operating expenses           1.38%      1.38%
                                                     (0.08)%    (0.08)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years 5 years 10 years
Investor B Shares  $632   $729    $948    $1,473
Investor C Shares  $232   $429    $748    $1,650

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years 5 years 10 years
Investor B Shares  $132   $429    $748    $1,473
Investor C Shares  $132   $429    $748    $1,650

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 44.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trader Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Investor B Investor C
(Fees paid directly from your investment)             Shares     Shares
       Maximum sales charge (load)
       imposed on purchases                           none       none
       Maximum deferred sales charge (load)          5.00%/1/   1.00%/2/

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
       Management fees                                0.15%      0.15%
       Distribution (12b-1) and shareholder
       servicing and administration fees              1.10%      1.10%
                                                      0.41%      0.41%
       Other expenses/3/                              -----      -----
       Total annual Fund operating expenses           1.66       1.66
                                                     (0.36)%    (0.36)%
       Fee waivers and/or reimbursements             -------    -------
       Total net expenses/4/                          1.30%      1.30%
                                                      =====      =====

   /1/This charge decreases over time. Please see Choosing a share class -
      About Investor B Shares - Contingent deferred sales charge for details.

   /2/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

   /3/Other expenses are based on estimates for the current fiscal year.

   /4/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year 3 years
Investor B Shares  $632   $788
Investor C Shares  $232   $488

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                  1 year 3 years
Investor B Shares  $132   $488
Investor C Shares  $132   $488

[Graphic]
        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio". Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                              Maximum    Actual fee
                                              advisory    paid last
                                                fee      fiscal year
Nations Cash Reserves                            0.15%      0.15%
Nations Money Market Reserves                    0.15%      0.15%
Nations Treasury Reserves                        0.15%      0.15%
Nations Government Reserves                      0.15%      0.15%
Nations Municipal Reserves                       0.15%      0.13%
Nations Tax-Exempt Reserves                      0.15%/1/   0.17%
Nations California Tax-Exempt Reserves           0.15%      0.15%
Nations New York Tax-Exempt Reserves             0.15%       N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                   BACAP Team
Nations Cash Reserves                  Cash Investment Team
Nations Money Market Reserves          Cash Investment Team
Nations Treasury Reserves              Cash Investment Team
Nations Government Reserves            Cash Investment Team
Nations Municipal Reserves             Cash Investment Team
Nations Tax-Exempt Reserves            Cash Investment Team
Nations California Tax-Exempt Reserves Cash Investment Team
Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[Graphic]
      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

     FOR MORE INFORMATION ABOUT DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

[Graphic]
     Choosing a share class

     Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                   Investor B         Investor C
                                     Shares             Shares
Maximum amount you can buy          $250,000           no limit
Maximum front-end sales charge        none               none
Maximum deferred sales charge       5.00%/1/           1.00%/2/
Redemption fee                        none               none
Maximum annual distribution          0.75%              0.75%
 (12b-1) and shareholder          distribution       distribution
 servicing and administration     (12b-1) fee,       (12b-1) fee,
 fees                          0.25% service fee  0.25% service fee
                                   and 0.10%          and 0.10%
                               administration fee administration fee
Conversion feature                    yes                none

/1/ This charge decreases over time. Please see Choosing a share class - About
    Investor B Shares - Contingent deferred sales charge for details.

/2/ This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class - About Investor C Shares - Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge. Because these classes of shares are primarily designed as exchange classes, you should also consider which classes of shares of the Nations Funds non-money market funds you may presently hold or wish to buy.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing and administration fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge.

[Graphic]


     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a CDSC

      .you hold them for a specified time

     The CDSC you pay depends on when you bought your shares, how much you bought, and how long you held them. If you originally bought shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B shares of the Funds, please refer to the CDSC schedule applicable to the original shares purchased. If you buy Investor B shares of the Funds, the CDSC that you may pay is shown below.

If you sell your shares during the following year: You'll pay a CDSC of:
------------------------------------------------------------------------
          the first year you own them                       5.0%
          the second year you own them                      4.0%
          the third year you own them                       3.0%
          the fourth year you own them                      3.0%
          the fifth year you own them                       2.0%
          the sixth year you own them                       1.0%
          after six years of owning them                    zero

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Market Class Shares. If you originally bought Investor B Shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B Shares of the Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Investor B Shares of the Funds, your Investor B Shares will convert to Market Class Shares after eight years.

     The conversion feature allows you to benefit from the lower operating costs of Market Class Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Market Class Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Market Class Shares at the same time.

      .You'll receive the same dollar value of Market Class Shares as the Investor B Shares that were converted. No sales charge or other charges will apply.

      .Conversions are free from federal tax.

[Graphic]

     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a CDSC

     The CDSC is calculated from the trade date of your purchase. If you originally bought shares of a Nations Fund not offered by this prospectus, and exchanged those shares for Investor C shares of the funds, the CDSC is calculated from the date of your original purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[Graphic]
     PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT WAIVERS OF THE CDSC.

     YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A WAIVER BEFORE BUYING SHARES.

     WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


     WHEN YOU MIGHT NOT HAVE TO PAY A CDSC
     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission
      .shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter.

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

      .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

      .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor B or Investor C Shares held in the account is less than the minimum account size

      .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account.

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]
        Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

Please contact your investment professional, or call us at 1.800.321.7854 if you have questions about buying, selling or exchanging, or you need help placing an order.

                      Ways to
                    buy, sell or            How much you can buy,
                      exchange                sell or exchange                            Other things to know
                  ----------------- -------------------------------------- --------------------------------------------------
Buying shares     In a lump sum     minimum initial investment:            You can invest up to $250,000 in Investor B
                                    .$1,000 for regular accounts           Shares at a time. There is no limit to the
                                    .$500 for traditional and Roth IRAs,   amount you can invest in Investor C Shares.
                                     and Coverdell Education Savings
                                     Accounts
                                    .$250 for certain fee-based accounts
                                    .no minimum for certain retirement
                                     plan accounts like 401(k) plans and
                                     SEP accounts, but other restrictions
                                     apply
                                    minimum additional investment:
                                    .$100 for all accounts
                  Using our         minimum initial investment:            You can buy shares twice a month, monthly or
                  Systematic        .$100                                  quarterly, using automatic transfers from your
                  Investment Plan   minimum additional investment:         bank account.
                                    .$50
-----------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum     .you can sell up to $50,000 of your    We'll deduct any CDSC from the amount you're
                                     shares by telephone, otherwise        selling and send you or your selling agent the
                                     there are no limits to the amount     balance, usually within three business days of
                                     you can sell                          receiving your order.
                                    .other restrictions may apply to       If you paid for your shares with a check that
                                     withdrawals from retirement plan      wasn't certified, we'll hold the sale proceeds
                                     accounts                              when you sell those shares for at least 15 days
                                                                           after the trade date of the purchase, or until the
                                                                           check has cleared, whichever is later.
                  Using our free    .minimum $250 per check                You can write checks for free. You can only use
                  checkwriting                                             checks to make partial withdrawals from a
                  service                                                  Fund. You can't use a check to make a full
                                                                           withdrawal from a Fund.
                  Using our         .minimum $25 per withdrawal            Your account balance must be at least $10,000
                  Automatic                                                to set up the plan. You can make withdrawals
                  Withdrawal Plan                                          twice a month, monthly, quarterly, bi-annually
                                                                           or annually. We'll send your money by check or
                                                                           deposit it directly to your bank account. No
                                                                           CDSC is deducted if you withdraw 12% or less
                                                                           of the value of your shares in a class.
-----------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum     .minimum $1,000 per exchange           You can exchange your Investor B Shares for
                                                                           Investor B Shares of any other Nations Fund.
                                                                           You won't pay a CDSC on the shares you're
                                                                           exchanging.
                                                                           You can exchange your Investor C Shares for
                                                                           Investor C Shares of any other Nations Fund.
                                                                           You won't pay a CDSC on the shares you're
                                                                           exchanging.
                  Using our         .minimum $25 per exchange              You must already have an investment in the
                  Automatic                                                Funds you want to exchange into. You can make
                  Exchange Feature                                         exchanges monthly or quarterly.
                  Using our         .minimum $25 per exchange              You can exchange your Investor B Shares for:
                  Automated                                                .Investor B Shares of up to ten other Nations
                  Dollar Cost                                               Funds except Nations Reserves Money Market
                  Averaging Feature                                         Funds every month or quarter.
                                                                           You won't pay a CDSC on the shares you're
                                                                           exchanging.
                                                                           You can exchange your Investor C Shares for:
                                                                           .Investor C Shares of up to ten other Nations
                                                                            Funds except Nations Reserves Money Market
                                                                            Funds every month or quarter.
                                                                           You won't pay a CDSC on the shares you're
                                                                           exchanging.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.
[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Investor B and Investor C Shares at net asset value per share.

         .If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early), we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

         .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

         .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

         .$100 using our Systematic Investment Plan

         .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

         .You can buy shares twice a month, monthly or quarterly.

         .You can choose to have us transfer your money on or about the 15th or the last day of the month.

         .Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

[Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

         .We'll deduct any CDSC from the amount you're selling and send you the balance.

         .We normally send the sale proceeds of Nations Cash Reserves, Nations
          Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .If you're selling your shares of Nations Municipal Reserves, Nations
          Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares of Nations Municipal Reserves, Nations
          Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement accounts. For more information about these restrictions please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

         .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

         .under certain other circumstances allowed under the 1940 Act

 Checkwriting service
 You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

 Here's how the service works:

    .Each check you write must be for $250 or more.

    .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

    .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

    .We can change or cancel the service by giving you 30 days notice in writing.

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

    .Your account balance must be at least $10,000 to set up the plan.

    .If you set up the plan after you've opened your account, your signature must be guaranteed.

    .You can choose to have us transfer your money on or about the 10th or the 25th of the month.


    .You won't pay a CDSC if you withdraw 12% or less of the value of your shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

    .We'll send you a check or deposit the money directly to your bank account.

    .You can cancel the plan by giving your selling agent or us 30 days notice in writing.
 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

         .You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

         .You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

         .You must exchange at least $1,000, $25 if you use our Automatic
          Exchange Feature or our Automated Dollar Cost Averaging Feature.

         .You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

  .Send your request to PFPC in writing or call 1.800.321.7854.

  .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  .You must already have an investment in the Funds you want to exchange into.

  .You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  .The rules for making exchanges apply to automatic exchanges.

 Automated Dollar Cost Averaging Feature
 The Automated Dollar Cost Averaging Feature lets you systematically exchange $25 or more of Investor B or Investor C Shares for shares of the same class of up to ten other Nations Funds non-money market funds, every month or quarter. You can contact your investment professional or us to set up the plan.

 Here's how automated dollar cost averaging works:

  .Send your request to PFPC in writing or call 1.800.321.7854.

  .You need not have an investment in the Funds you want to exchange into.

  .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  .You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  .The exchanges must be made over a minimum period of six months.


  .The rules for making exchanges apply to dollar cost averaging exchanges, except that the minimum investment requirements of the Nations Funds non-money market funds do not apply to these exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy a Fund. The amount of this commission depends on which share class you choose:

  .up to 4.00% of the offering price per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

If you buy or hold Investor B or Investor C Shares you will be subject to distribution (12b-1), shareholder servicing and shareholder administration fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING AND ADMINISTRATION FEES Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and administration plans.

Stephens may be reimbursed for distribution-related expenses incurred up to an annual maximum of 0.75% of the average daily net assets of Investor B and Investor C Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor B and Investor C Shares of the Funds.

BA Advisors and/or financial institutions may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Investor B and Investor C Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .additional amounts on all sales of shares:

    .up to 1.00% of the net asset value per share of Investor B Shares

    .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise
This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.
BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

   [Graphic]
     FOR MORE INFORMATION ABOUT
     TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor B Shares and Investor C Shares of Nations Tax-Exempt Reserves and Investor C Shares of Nations Treasury Reserves and Nations California Tax-Exempt Reserves, are not provided because these classes of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Year ended  Year ended Period ended
 INVESTOR B SHARES                          03/31/02     03/31/01   03/31/00*
Net asset value, beginning of period          $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:           0.0210
Net investment income                                     0.0518      0.0225
LESS DISTRIBUTIONS:                         (0.0210)
Dividends from net investment income                     (0.0518)    (0.0225)
Net asset value, end of period                $1.00       $1.00       $1.00
TOTAL RETURN++                                2.12%       5.30%       2.28%
==============================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $37,408     $27,360      $8,828
Ratio of operating expenses to average net
 assets                                    1.30%(a)(b)   1.30%(a)  1.30%+(a)(b)
Ratio of net investment income to average
 net assets                                   1.82%       5.12%       4.27%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.37%(a)     1.37%(a)   1.39%+(a)

                                 * Cash Reserves Investor B Shares commenced operations on October 4, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Year ended  Year ended Period ended
 INVESTOR C SHARES                          03/31/02     03/31/01   03/31/00*
Net asset value, beginning of period          $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:           0.0210
Net investment income                                     0.0518      0.0223
LESS DISTRIBUTIONS:                         (0.0210)
Dividends from net investment income                     (0.0518)    (0.0223)
Net asset value, end of period                $1.00       $1.00       $1.00
TOTAL RETURN++                                2.12%       5.30%       2.25%
==============================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $1,357       $1,717       $345
Ratio of operating expenses to average net
 assets                                    1.30%(a)(b)   1.30%(a)  1.30%+(a)(b)
Ratio of net investment income to average
 net assets                                   1.82%       5.12%       4.27%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.37%(a)     1.37%(a)   1.39%+(a)

                                 * Cash Reserves Investor C Shares commenced operations on October 5, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended  Period ended
 INVESTOR B SHARES                             03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period            $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0201     0.0515       0.0227
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0201)   (0.0515)     (0.0227)
Net asset value, end of period                  $1.00       $1.00       $1.00
TOTAL RETURN++                                  2.03%       5.27%       2.29%
=================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $9,407     $6,907       $1,940
Ratio of operating expenses to average net
 assets                                        1.30%(a)  1.30%(a)(b) 1.30%+(a)(b)
Ratio of net investment income to average net
 assets                                         1.75%       5.09%       4.54%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.38%(a)   1.37%(a)    1.43%+(a)

                                 * Money Market Reserves Investor B Shares commenced operations on October 5, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended  Period ended
 INVESTOR C SHARES                             03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period            $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0201     0.0208       0.0112
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0201)   (0.0208)     (0.0112)
Net asset value, end of period                  $1.00       $1.00       $1.00
TOTAL RETURN++                                  2.03%       2.08%       1.12%
=================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $408       $340         $19
Ratio of operating expenses to average net
 assets                                        1.30%(a)  1.30%(a)(b) 1.30%+(a)(b)
Ratio of net investment income to average net
 assets                                         1.75%       5.09%       4.54%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.38%(a)   1.37%(a)    1.43%+(a)

                                 * Money Market Reserves Investor C Shares commenced operations on January 6, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended Year ended  Period ended
 INVESTOR B SHARES                          03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period         $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0192     0.0493       0.0192
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0192)   (0.0493)     (0.0192)
Net asset value, end of period               $1.00       $1.00       $1.00
TOTAL RETURN++                               1.93%       5.04%       1.94%
==============================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $180       $237         $80
Ratio of operating expenses to average net
 assets                                     1.30%(a)  1.30%(a)(b) 1.30%+(a)(b)
Ratio of net investment income to average
 net assets                                  1.71%       4.89%       3.96%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.37%(a)   1.37%(a)    1.38%+(a)

                                 * Treasury Reserves Investor B Shares
                                 commenced operations on October 15, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended Period ended
 INVESTOR B SHARES                             03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period            $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0193     0.0505      0.0185
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0193)   (0.0505)    (0.0185)
Net asset value, end of period                  $1.00      $1.00       $1.00
TOTAL RETURN++                                  1.94%      5.17%       1.86%
================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $2,105      $990        $108
Ratio of operating expenses to average net
 assets                                        1.30%(a)   1.30%(a)  1.30%+(a)(b)
Ratio of net investment income to average net
 assets                                         1.60%      4.96%       4.16%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.38%(a)   1.39%(a)   1.39%+(a)

                                 * Government Reserves Investor B Shares
                                 commenced operations on November 2, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended  Period ended
 INVESTOR C SHARES                             03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period            $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0193     0.0505       0.0126
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0193)   (0.0505)     (0.0126)
Net asset value, end of period                  $1.00       $1.00       $1.00
TOTAL RETURN++                                  1.95%       5.17%       1.26%
=================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $982       $160         $746
Ratio of operating expenses to average net
 assets                                        1.30%(a)  1.30%(a)(b) 1.30%+(a)(b)
Ratio of net investment income to average net
 assets                                         1.60%       4.96%       4.16%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                1.38%(a)   1.39%(a)    1.39%+(a)

                                 * Government Reserves Investor C Shares
                                 commenced operations on December 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended Period ended
 INVESTOR B SHARES                             03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period            $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0113     0.0282      0.0062
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0113)   (0.0282)    (0.0062)
Net asset value, end of period                  $1.00      $1.00       $1.00
TOTAL RETURN++                                  1.14%      2.86%       0.62%
================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $71        $64         $91
Ratio of operating expenses to average net
 assets                                         1.22%      1.30%       1.30%+
Ratio of net investment income to average net
 assets                                         0.93%      2.83%       2.19%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 1.40%      1.39%       1.40%+

                                 *Municipal Reserves Investor B Shares
                                 commenced operations on December 27, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS MUNICIPAL RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                           Period ended
 INVESTOR C SHARES                          03/31/02*
Net asset value, beginning of period          $1.00
Net investment income                        0.0000#
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0000)#
Net asset value, end of period                $1.00
TOTAL RETURN++                               0.00%#
=======================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)         $95
Ratio of operating expenses to average net
 assets                                      1.30%+
Ratio of net investment income to
 average net assets                          0.93%+
Ratio of expenses to average net assets
 without waivers and/or expense
 reimbursements                              1.40%+

                                 *Municipal Reserves Investor C Shares
                                 commenced operations on March 28, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $0.0001 or 0.01%, as applicable.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Year ended Period ended
 INVESTOR B SHARES                                              03/31/02   03/31/01*
Net asset value, beginning of period                             $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.0037      0.0038
LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.0037)    (0.0038)
Net asset value, end of period                                   $1.00       $1.00
TOTAL RETURN++                                                   0.37%       0.38%
======================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)                              $--#        $64
Ratio of operating expenses to average net
 assets                                                          1.30%       1.30%+
Ratio of net investment income to average
 net assets                                                      0.28%       2.23%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                                  1.38%       1.38%+

                                 * California Tax-Exempt Reserves Investor B
                                 Shares commenced operations on December 29, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $500.


NATIONS NEW YORK TAX-EXEMPT RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Period ended
 INVESTOR B SHARES                                         03/31/02*
Net asset value, beginning of period                         $1.00
Net investment income                                       0.0000#
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.0000)#
Net asset value, end of period                               $1.00
TOTAL RETURN++                                              0.00%#
======================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)                           $1
Ratio of operating expenses to average net
 assets                                                     1.30%+
Ratio of net investment income to average
 net assets                                                (0.07)%+
Ratio of expenses to average net assets
 without waivers and/or expense
 reimbursements                                             5.61%+

                                 * New York Tax-Exempt Reserves Investor B
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $0.0001 or 0.01%, as applicable.

NATIONS NEW YORK TAX-EXEMPT RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Period ended
 INVESTOR C SHARES                                         03/31/02*
Net asset value, beginning of period                         $1.00
Net investment income                                       0.0000#
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.0000)#
Net asset value, end of period                               $1.00
TOTAL RETURN++                                              0.00%#
======================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                        $1
Ratio of operating expenses to average net
 assets                                                     1.30%+
Ratio of net investment income to average
 net assets                                                (0.07)%+
Ratio of expenses to average net assets
 without waivers and/or expense
 reimbursements                                             5.61%+

                                 * New York Tax-Exempt Reserves Investor C
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $0.0001 or 0.01%, as applicable.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement Date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:
   Nations Funds Trust, 811-09645

   MMPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Market Class Shares
August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 48.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Market Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their institutional client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 33.



[Graphic]
        About the Funds

                   NATIONS CASH RESERVES                   4
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MONEY MARKET RESERVES           7
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TREASURY RESERVES              10
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS GOVERNMENT RESERVES            13
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MUNICIPAL RESERVES             16
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TAX-EXEMPT RESERVES            20
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS CALIFORNIA TAX-EXEMPT RESERVES 24
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS NEW YORK TAX-EXEMPT RESERVES   28
                   Sub-adviser: BACAP
                   ------------------------------------------
                   OTHER IMPORTANT INFORMATION            31
                   ------------------------------------------
                   HOW THE FUNDS ARE MANAGED              33


[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             36
                 How orders are processed                        37
               How selling and servicing agents are paid         41
               Distributions and taxes                           42
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                44
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       48
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                            [CHART]


  1997   1998   1999   2000   2001
  -----  -----  -----  -----  -----
  5.25%  5.19%  4.75%  5.99%  3.75%

          *Year-to-date return as of June 30, 2002: 0.75%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.54%
                     Worst: 4th quarter 2001:         0.54%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                      Life of
                                       1 year 5 Years  Fund*
                   Market Class Shares  3.75%  4.98%   4.99%

     *The inception date of Market Class Shares is May 3, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND
     AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        0.45%
Other expenses                                             0.12%
                                                           -----
Total annual Fund operating expenses                       0.72%
Fee waivers and/or reimbursements                         (0.07)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year  3 years  5 years  10 years
Market Class Shares   $66     $223     $394    $888

[Graphic]
     ABOUT THE SUB-ADVISOR

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1999   2000   2001
     -----  -----  -----
     4.74%  5.98%  3.68%

          *Year-to-date return as of June 30, 2002: 0.69%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.54%
Worst: 4th quarter 2001: 0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                           Life of
                    1 year  Fund*
Market Class Shares 3.68%   4.79%

     *The inception date of Market Class Shares is October 9, 1998.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES
 (Fees paid directly from your investment)          Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        0.45%
Other expenses                                             0.13%
                                                           -----
Total annual Fund operating expenses                       0.73%
Fee waivers and/or reimbursements                         (0.08)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
              Market Class Shares  $66    $225    $398     $899

[Graphic]
     ABOUT THE SUB-ADVISOR

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     5.11%  4.97%  4.46%  5.72%  3.52%

          *Year-to-date return as of June 30, 2002: 0.69%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.49%
Worst: 4th quarter 2001: 0.48%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                   Life of
                    1 year 5 years  Fund*
Market Class Shares 3.52%   4.75%   4.77%

     *The inception date of Market Class Shares is May 3, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.





[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        0.45%
Other expenses                                             0.12%
                                                           -----
Total annual Fund operating expenses                       0.72%
Fee waivers and/or reimbursements                         (0.07)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year 3 years 5 years 10 years
Market Class Shares  $66    $223    $394     $888

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
     IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]

     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     5.13%  5.03%  4.56%  5.86%  3.59%

          *Year-to-date return as of June 30, 2002: 0.65%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 3rd and 4th quarters 2000:                                1.51%
     Worst: 4th quarter 2001:                                        0.48%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                  Life of
                                                   1 year 5 years  Fund*
       Market Class Shares                          3.59%  4.83%   4.85%

     *The inception date of Market Class Shares is May 3, 1996.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]

     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)                    Market Class Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.15%
Distribution (12b-1) and shareholder servicing fees                 0.45%
Other expenses                                                      0.13%
                                                                    -----
Total annual Fund operating expenses                                0.73%
Fee waivers and/or reimbursements                                  (0.08)%
                                                                   -------
Total net expenses/2/                                               0.65%
                                                                    =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year 3 years 5 years 10 years
Market Class Shares                  $66    $225    $398     $899

[Graphic]

     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]

     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]

     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS MUNICIPAL RESERVES

[Graphic]

     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     3.24%  3.00%  2.69%  3.57%  2.21%

          *Year-to-date return as of June 30, 2002: 0.46%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.32%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                   Life of
                    1 year 5 years  Fund*
Market Class Shares  2.21%  2.94%   2.96%

     *The inception date of Market Class Shares is May 3, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.





[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        0.45%
Other expenses                                             0.15%
                                                           -----
Total annual Fund operating expenses                       0.75%
Fee waivers and/or reimbursements                         (0.10)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year 3 years 5 years 10 years
Market Class Shares  $66    $230    $407     $921

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

          *Year-to-date return as of June 30, 2002:   0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and Shareholder servicing fees        0.45%
Other expenses                                             0.13%
                                                           -----
Total annual Fund operating expenses                       0.73%
Fee waivers and/or reimbursements                         (0.08)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year 3 years 5 years 10 years
Market Class Shares  $66    $225    $398     $899

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
     IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]

     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.01%  1.87%  2.30%  3.32%  2.88%  3.07%  2.74%  2.51%  3.10%  1.97%

           *Year-to-date return as of June 30, 2002: 0.49%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  0.87%
Worst: 1st quarter 1992: 0.23%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                              Life of
                      1 year 5 years 10 years  Fund*
Investor Class Shares 1.97%   2.68%   2.58%    2.92%

     *The inception date of Investor Class Shares is December 6, 1989.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Market Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        0.45%
Other expenses                                             0.13%
                                                           -----
Total annual Fund operating expenses                       0.73%
Fee waivers and/or reimbursements                         (0.08)%
                                                          -------
Total net expenses/2/                                      0.65%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year 3 years 5 years 10 years
Market Class Shares  $66    $225    $398     $899

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax- advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect to all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)           Market Class Shares
    Maximum sales charge (load) imposed on purchases           none
    Maximum deferred sales charge (load)                       none
    ANNUAL FUND OPERATING EXPENSES
    (Expenses that are deducted from the Fund's assets)
    Management fees                                             0.15%
    Distribution (12b-1) and shareholder servicing fees         0.45%
    Other expenses/1/                                           0.41%
                                                                -----
    Total annual Fund operating expenses                        1.01%
    Fee waivers and/or reimbursements                         (0.36)%
                                                              -------
    Total net expenses/2/                                       0.65%
                                                                =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 year 3 years
                       Market Class Shares  $66    $286

[Graphic]

      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      . Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        . may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        . must maintain an average dollar-weighted maturity of 90 days or less

        . may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        . may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      . Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      . Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

       .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

       .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

       .Information for federally chartered credit unions - Shares of Nations
        Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                       Maximum    Actual fee
                                       advisory    paid last
                                         fee      fiscal year
Nations Cash Reserves                     0.15%      0.15%
Nations Money Market Reserves             0.15%      0.15%
Nations Treasury Reserves                 0.15%      0.15%
Nations Government Reserves               0.15%      0.15%
Nations Municipal Reserves                0.15%      0.13%
Nations Tax-Exempt Reserves              0.15%/1/    0.17%
Nations California Tax-Exempt Reserves    0.15%      0.15%
Nations New York Tax-Exempt Reserves      0.15%       N/A

/1/This Fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]

     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

 . change, add or terminate one or more sub-advisers;

 . continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

 . materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                          BACAP Team
Nations Cash Reserves                         Cash Investment Team
Nations Money Market Reserves                 Cash Investment Team
Nations Treasury Reserves                     Cash Investment Team
Nations Government Reserves                   Cash Investment Team
Nations Municipal Reserves                    Cash Investment Team
Nations Tax-Exempt Reserves                   Cash Investment Team
Nations California Tax-Exempt Reserves        Cash Investment Team
Nations New York Tax-Exempt Reserves          Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
       Buying, selling and exchanging shares

This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

  .Market Class Shares are available to financial institutions and intermediaries for their own accounts, and for certain institutional client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment is $10,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Market Class Shares.

  .There is no minimum for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

   . Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

   . Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

   . Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund


  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:
  .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
  .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
  .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
  .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:
         .You buy Market Class Shares at net asset value per share.
         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):
          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:
            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year
            .Payment must be received for Nations Money Market Reserves by 4:00
             p.m. Eastern time on business days that precede the national holidays observed by this Fund
            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund
          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.
         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time. .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

   [Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE How orders are processed.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Market Class Shares of a Fund for Market Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $10,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


 [Graphic]


        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be compensated or reimbursed for distribution-related expenses up to an annual maximum of 0.20% of the average daily net assets of Market Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Market Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING


     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
     FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Market Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                           Year ended  Year ended Year ended  Period ended Year ended Period ended
Market Class Shares                         03/31/02    03/31/01   03/31/00    03/31/99*    04/30/98   04/30/97**
Net asset value, beginning of period          $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
Net investment income                        0.0275      0.0583     0.0487       0.0447      0.0519      0.0493
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0275)    (0.0583)   (0.0487)     (0.0447)    (0.0519)    (0.0493)
Net asset value, end of period                $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
TOTAL RETURN++                                2.78%      5.99%       4.98%       4.56%       5.33%       5.04%
==================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)       $3,844,641  $3,342,882 $2,779,002   $1,486,502   $649,503    $333,000
Ratio of operating expenses to average
 net assets                                0.65%(a)(b)  0.65%(a)  0.65%(a)(b)  0.61%+(a)    0.55%(b)     0.55%+
Ratio of net investment income to average
 net assets                                   2.47%      5.77%       4.92%       4.83%+      5.19%       4.97%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.72%(a)    0.72%(a)   0.74%(a)    0.88%+(a)     0.89%       0.80%+

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 ** Cash Reserves Market Class Shares commenced operations on May 3, 1996.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended Year ended  Year ended  Period ended
Market Class Shares                         03/31/02   03/31/01    03/31/00   03/31/99*, **
Net asset value, beginning of period         $1.00       $1.00       $1.00        $1.00
Net investment income                        0.0266     0.0580      0.0490       0.0214
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0266)   (0.0580)    (0.0490)     (0.0214)
Net asset value, end of period               $1.00       $1.00       $1.00        $1.00
TOTAL RETURN++                               2.69%       5.96%       5.01%        2.14%
==========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)       $1,422,125 $1,292,998  $1,021,002    $873,993
Ratio of operating expenses to average
 net assets                                 0.65%(a)  0.65%(a)(b) 0.65%(a)(b)   0.65%+(a)
Ratio of net investment income to average
 net assets                                  2.40%       5.74%       5.19%       4.42%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.73%(a)   0.72%(a)    0.78%(a)     0.91%+(a)

                                 * Money Market Reserves Market Class Shares commenced operations on October 9, 1998.
                                 ** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended   Year ended     Year ended     Period ended  Year ended Period ended
Market Class Shares                            03/31/02     03/31/01       03/31/00       03/31/99*     04/30/98   04/30/97**
Net asset value, beginning of period              $1.00          $1.00          $1.00         $1.00      $1.00        $1.00
Net investment income                             0.0257        0.0557         0.0459         0.0423     0.0505       0.0481
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0257)      (0.0557)       (0.0459)       (0.0423)   (0.0505)     (0.0481)
Net asset value, end of period                    $1.00          $1.00          $1.00         $1.00      $1.00        $1.00
TOTAL RETURN++                                    2.60%          5.72%          4.68%         4.31%      5.18%        4.92%
==============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)            $1,381,945    $1,369,949     $1,511,932     $1,169,932  $265,495     $123,396
Ratio of operating expenses to average net
 assets                                          0.65%(a)     0.65%(a)(b)    0.65%(a)(b)    0.62%+(a)    0.55%        0.55%+
Ratio of net investment income to average net
 assets                                           2.36%          5.54%          4.61%         4.57%+     5.06%        4.85%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.72%(a)      0.72%(a)       0.73%(a)      0.90%+(a)    0.90%        0.81%+

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 ** Treasury Reserves Market Class Shares commenced operations on May 3, 1996.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended  Year ended     Year ended     Period ended  Year ended Period ended
Market Class Shares                            03/31/02    03/31/01       03/31/00       03/31/99*     04/30/98   04/30/97**
Net asset value, beginning of period              $1.00         $1.00          $1.00          $1.00     $1.00          $1.00
Net investment income                             0.0258       0.0570         0.0471         0.0431     0.0508        0.0482
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0258)     (0.0570)       (0.0471)       (0.0431)   (0.0508)      (0.0482)
Net asset value, end of period                    $1.00         $1.00          $1.00          $1.00     $1.00          $1.00
TOTAL RETURN++                                    2.61%         5.85%          4.81%          4.39%     5.20%          4.93%
=============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)             $561,082     $488,016       $370,000       $334,000   $274,499      $218,499
Ratio of operating expenses to average net
 assets                                          0.65%(a)    0.65%(a)(b)    0.65%(a)(b)     0.61%+(a)   0.55%        0.55%+(a)
Ratio of net investment income to average net
 assets                                           2.25%         5.61%          4.81%         4.64%+     5.08%         4.87%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.73%(a)     0.74%(a)       0.74%(a)       0.89%+(a)   0.90%        0.84%+(a)

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 ** Government Reserves Market Class Shares commenced operations on May 3, 1996.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended Year ended Period ended Year ended  Period ended
Market Class Shares                            03/31/02   03/31/01   03/31/00   03/31/99*    04/30/98    04/30/97**
Net asset value, beginning of period            $1.00      $1.00      $1.00        $1.00        $1.00       $1.00
Net investment income                           0.0170     0.0347     0.0284       0.0254       0.0318      0.0301
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0170)   (0.0347)   (0.0284)     (0.0254)     (0.0318)    (0.0301)
Net asset value, end of period                  $1.00      $1.00      $1.00        $1.00        $1.00       $1.00
Total Return++                                  1.72%      3.52%      2.87%        2.57%        3.24%       3.06%
====================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $223,008   $169,001   $149,000     $146,999     $92,000     $78,300
Ratio of operating expenses to average net
 assets                                         0.65%      0.65%      0.65%        0.61%+      0.55%(a)     0.55%+
Ratio of net investment income to average net
 assets                                         1.58%      3.48%      2.84%        2.69%+       3.18%       3.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.75%      0.74%      0.75%        0.93%+       0.93%       0.87%+

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30. ** Municipal Reserves Market Class Shares commenced operations on May 3, 1996.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS NEW YORK TAX-EXEMPT
RESERVES                         FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       Period ended
             Market Class Shares                        03/31/02*
             Net asset value, beginning of period          $1.00
             Net investment income                         0.0008
             LESS DISTRIBUTIONS:
             Dividends from net investment income         (0.0008)
             Net asset value, end of period                $1.00
             Total Return++                                0.08%
             ======================================================
             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
              DATA:
             Net assets, end of period (in 000's)            $1
             Ratio of operating expenses to
              average net assets                           0.65%+
             Ratio of net investment income to
              average net assets                           0.58%+
             Ratio of operating expenses to
              average net assets without
              waivers and/or expense
              reimbursements                               4.96%+

                                 *New York Tax-Exempt Reserves Market Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number: Nations Funds Trust, 811-09645

     MARKET-0802



[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors) 1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                            [LOGO] Nations Funds

                                    [GRAPHIC]

Money Market Funds
--------------------------------
Prospectus -- Daily Class Shares


August 1, 2002


Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations
Government
Reserves

Nations
Municipal Reserves

Nations Tax-Exempt
Reserves

Nations
California
Tax-Exempt
Reserves

Nations
New York
Tax-Exempt
Reserves




The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

                                                               Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee


                                                            [LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 53.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 34.

[Graphic]
       About the Funds

             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MONEY MARKET RESERVES                        7
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                           10
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS GOVERNMENT RESERVES                         13
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MUNICIPAL RESERVES                          17
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TAX-EXEMPT RESERVES                         21
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS CALIFORNIA TAX-EXEMPT RESERVES              25
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS NEW YORK TAX-EXEMPT RESERVES                29
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         32
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           34

[Graphic]
       About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             37
                 How orders are processed                        39
               How selling and servicing agents are paid         45
               Distributions and taxes                           46
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                48
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       53
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

         [CHART]

      2000     2001
     ------   ------
     5.84%     3.60%

          *Year-to-date return as of June 30, 2002: 0.67%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.50%
Worst: 4th quarter 2001:         0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Daily Class Shares 3.60%   4.70%

    *Theinception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Daily Class
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Distribution (12b-1) and shareholder servicing fees     0.60%
                                                                0.12%
        Other expenses                                        -----
        Total annual Fund operating expenses                    0.87%
                                                              (0.07)%
        Fee waivers and/or reimbursements                     -------
        Total net expenses/2/                                   0.80%
                                                                =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $271    $475    $1,066

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


         [CHART]

      2000     2001
     ------   ------
     5.83%     3.53%

           *Year-to-date return as of June 30, 2002: 0.62%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                         Best: 3rd quarter 2000:  1.50%
                         Worst: 4th quarter 2001: 0.46%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Daily Class Shares  3.53%  4.72%

    *Theinception date of Daily Class Shares is July 21, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Daily Class
(Fees paid directly from your investment)             Shares
Maximum sales charge (load) imposed on purchases       none
Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                        0.15%
Distribution (12b-1) and shareholder servicing fees    0.60%
                                                       0.13%
Other expenses                                         -----
Total annual Fund operating expenses                   0.88%
                                                      (0.08)%
Fee waivers and/or reimbursements                     -------
Total net expenses/2/                                  0.80%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TREASURY RESERVES
[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                          [CHART]

     2000     2001
     -----    -----
     5.56%    3.36%

          *Year-to-date return as of June 30, 2002: 0.61%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.45%
Worst: 4th quarter 2001: 0.44%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Daily Class Shares  3.36%  4.44%

    *Theinception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                   Daily Class
         (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.15%
        Distribution (12b-1) and shareholder servicing fees    0.60%
        Other expenses                                         0.12%
                                                               -----
        Total annual Fund operating expenses                   0.87%
        Fee waivers and/or reimbursements                     (0.07)%
                                                              -------
        Total net expenses/2/                                  0.80%
                                                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Daily Class Shares  $82    $271    $475    $1,066

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

      .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

      .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

      .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

     RISKS AND OTHER THINGS TO CONSIDER

[Graphic]
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

         [CHART]

      2000     2001
     ------   ------
     5.70%     3.44%

          *Year-to-date return as of June 30, 2002: 0.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.47%
Worst: 4th quarter 2001:         0.44%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Daily Class Shares 3.44%   4.54%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Daily Class
(Fees paid directly from your investment)             Shares
Maximum sales charge (load) imposed on purchases       none
Maximum deferred sales charge (load)                   none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                        0.15%
Distribution (12b-1) and shareholder servicing fees    0.60%
                                                       0.13%
Other expenses                                         -----
Total annual Fund operating expenses                   0.88%
                                                      (0.08)%
Fee waivers and/or reimbursements                     -------
Total net expenses/2/                                  0.80%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE ITS BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


         [CHART]

      2000     2001
     ------   ------
     3.41%     2.06%

          *Year-to-date return as of June 30, 2002: 0.39%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.90%
Worst: 4th quarter 2001:         0.28%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Daily Class Shares 2.06%   2.72%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                                     Daily Class
 (Fees paid directly from your investment)              Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.60%
                                                         0.15%
Other expenses                                           -----
Total annual Fund operating expenses                     0.90%
                                                        (0.10)%
Fee waivers and/or reimbursements                       -------
Total net expenses/2/                                    0.80%
                                                         =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Daily Class Shares  $82    $277    $489    $1,099

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-
    TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET
   FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TAX-EXEMPT RESERVES
[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                        [CHART]

      1996    1997   1998    1999    2000    2001
     ------  -----  ------  -----    -----   -----
     2.72%   2.97%   2.77%   2.58%   3.42%   2.06%


          *Year-to-date return as of June 30, 2002: 0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                                           0.91%
Worst: 4th quarter 2001:                                          0.28%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                  Life of
                                                   1 year 5 years  Fund*
Daily Shares                                       2.06%   2.76%   2.82%

     *The inception date of Daily Class Shares is February 10, 1995.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Daily Class
(Fees paid directly from your investment)             Shares
Maximum sales charge (load) imposed on purchases       none
Maximum deferred sales charge (load)                   none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Manage ment fees                                       0.15%
Distribution (12b-1) and shareholder servicing fees    0.60%
Other expenses                                         0.13%
                                                       -----
Total annual Fund operating expenses                   0.88%
Fee waivers and/or reimbursements                     (0.08)%
                                                      -------
Total net expenses/2/                                  0.80%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                      [CHART]

      1997     1998     1999     2000     2001
     ------   ------   ------   ------   ------
     2.84%     2.51%    2.26%    2.84%    1.71%


           *Year-to-date return as of June 30, 2002: 0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  0.77%
Worst: 4th quarter 2001: 0.25%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                  Life of
                   1 year 5 years  Fund*
Daily Class Shares  1.71%  2.43%   2.45%

     *The inception date of Daily Class Shares is October 2, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Daily Class
(Fees paid directly from your investment)             Shares
Maximum sales charge (load) imposed on purchases       none
Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                         0.15%
Distribution (12b-1) and shareholder servicing fees     0.60%
                                                        0.13%
Other expenses                                          -----
Total annual Fund operating expenses                    0.88%
                                                      (0.08)%
Fee waivers and/or reimbursements                     -------
Total net expenses/2/                                   0.80%
                                                        =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Daily Class
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.15%
        Distribution (12b-1) and shareholder servicing fees    0.60%
                                                               0.41%
        Other expenses/1/                                      -----
        Total annual Fund operating expenses                   1.16%
                                                              (0.36)%
        Fee waivers and/or reimbursements                     -------
        Total net expenses/2/                                  0.80%
                                                               =====

   /1/Other expenses are based on estimates for the current fiscal year.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years
Daily Class Shares  $82    $333

[Graphic]
       Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
       How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                       Maximum    Actual fee
                                       advisory    paid last
                                         fee      fiscal year
Nations Cash Reserves                    0.15%       0.15%
Nations Money Market Reserves            0.15%       0.15%
Nations Treasury Reserves                0.15%       0.15%
Nations Government Reserves              0.15%       0.15%
Nations Municipal Reserves               0.15%       0.13%
Nations Tax-Exempt Reserves              0.15%/1/    0.17%
Nations California Tax-Exempt Reserves   0.15%       0.15%
Nations New York Tax-Exempt Reserves     0.15%        N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

           Fund                                  BACAP Team
          Nations Cash Reserves                  Cash Investment Team
          Nations Money Market Reserves          Cash Investment Team
          Nations Treasury Reserves              Cash Investment Team
          Nations Government Reserves            Cash Investment Team
          Nations Municipal Reserves             Cash Investment Team
          Nations Tax-Exempt Reserves            Cash Investment Team
          Nations California Tax-Exempt Reserves Cash Investment Team
          Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  .You can invest in the Funds through your selling agent or directly through Nations Funds. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. Daily Class Shares are available to financial institutions and intermediaries for their own accounts and for certain client accounts for which they may provide automated cash management or other services. These include:

       .Bank of America and certain of its affiliates

       .certain other financial institutions and intermediaries.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                        Ways to
                      buy, sell or           How much you can buy,
                        exchange               sell or exchange                            Other things to know
                     --------------- -------------------------------------- --------------------------------------------------
Buying shares        In a lump sum   minimum initial investment:            There is no limit to the amount you can invest in
                                     .$1,000 for regular accounts           Daily Class Shares.
                                     .$500 for traditional and Roth IRAs,
                                      and Coverdell Education Savings
                                      Accounts
                                     .$250 for certain fee-based accounts
                                     .no minimum for certain retirement
                                      plan accounts like 401(k) plans and
                                      SEP accounts, but other restrictions
                                      apply
                                     minimum additional investment:
                                     .none
                     Using our       minimum initial investment:            You can buy shares twice a month, monthly or
                     Systematic      .$100                                  quarterly, using automatic transfers from your
                     Investment Plan minimumadditional investment:          bank account.
                                     .$100
------------------------------------------------------------------------------------------------------------------------------
Selling shares       In a lump sum   .you can sell up to $50,000 of your    We usually send you or your selling agent the
                                      shares by telephone, otherwise        sale proceeds on the same day that we receive
                                      there are no limits to the amount     your order
                                      you can sell
                                     .other restrictions may apply to       If you paid for your shares with a check that
                                      withdrawals from retirement plan      wasn't certified, we'll hold the sale proceeds
                                      accounts                              when you sell those shares for at least 15 days
                                                                            after the trade date of the purchase, or until the
                                                                            check has cleared, whichever is later.
                     Using our free  .minimum $250 per check                You can write checks for free. You can only use
                     checkwriting                                           checks to make partial withdrawals from a Fund.
                     service                                                You can't use a check to make a full withdrawal
                                                                            from a Fund.
                     Using our       .minimum $25 per withdrawal            Your account balance must be at least $10,000
                     Automatic                                              to set up the plan. You can make withdrawals
                     Withdrawal                                             twice a month, monthly, quarterly, bi-annually
                     Plan                                                   or annually. We'll send your money by check or
                                                                            deposit it directly to your bank account.
------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    In a lump sum   .minimum $1,000 per exchange           You can exchange Daily Class shares of a Fund
                                                                            for Daily Class Shares of any other Nations
                                                                            Money Market Fund.
                                                                            If you received Daily Class Shares of a Money
                                                                            Market Fund from an exchange of Investor A
                                                                            Shares of an Index Fund, you can exchange these
                                                                            shares for Investor A Shares of an Index Fund.
                     Using our       minimumexchange per Fund:              You must already have an investment in the
                     Automatic       .$25                                   Funds into which you want to exchange. You can
                     Exchange                                               make exchanges monthly or quarterly.
                     Feature

[Graphic]
    A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

    EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENT'S DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NEW ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

     . If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     . Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     . We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     . Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

     . You buy Daily Class Shares at net asset value per share.

     . We must receive payment by the following times on the business day
       Stephens, PFPC or their agents receive the order (unless the Fund closes early):

      . 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
        Reserves and Nations Treasury Reserves, except:

       . Payment must be received for Nations Cash Reserves by 4:00 p.m.
         Eastern time on the last business day of the calendar year

       . Payment must be received for Nations Money Market Reserves by 4:00 p.m. Eastern time on business days that precede national holidays observed by this Fund

       . Payment must be received for Nations Treasury Reserves by 4:00 p.m.
         Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

      . 4:00 p.m. Eastern time for Nations Government Reserves, Nations
        Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

       If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

     . Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

     . Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plan the minimum initial amount you can buy is:

        .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        .$250 for accounts set up with some fee-based investment adviser or financial planners, including wrap fee accounts and other managed accounts

        .$100 using our Systematic Investment Plan

        .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
         IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

     MINIMUM ADDITIONAL INVESTMENT
     There is no minimum for additional investments except the minimum is $100 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

       .You can buy shares twice a month, monthly or quarterly.

       .You can choose to have us transfer your money on or about the 15th or the last day of the month.

       .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

[Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.


       .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

       .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

       .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

       .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

       .We can delay payment of the sale proceeds of Nations Municipal
        Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

       .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

       .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

Checkwriting service
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

      .Each check you write must be for $250 or more.

      .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      .We can change or cancel the service by giving you 30 days notice in writing.

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

      .You can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Money Market Fund.

      .If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund, you can exchange these shares for Investor A Shares of an Index Fund.

      .You must exchange at least $1,000 at a time.

      .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

      .You may only make exchanges into a Fund that is legally sold in your state of residence.

      .You generally may only make an exchange into a Fund that is accepting investments.

      .We may limit the number of exchanges you can make within a specified period of time.

      .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

      .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

  Automatic Exchange Feature
  The Automatic Exchange Feature lets you exchange $25 or more of Daily Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

  Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      .You must already have an investment in the Fund you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

[Graphic]
     How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT
RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights


The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended  Year ended  Period ended
 DAILY CLASS SHARES                             03/31/02    03/31/01    03/31/00*
Net asset value, beginning of period              $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0260      0.0568       0.0459
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0260)    (0.0568)     (0.0459)
Net asset value, end of period                    $1.00       $1.00       $1.00
TOTAL RETURN++                                    2.63%       5.83%       4.69%
===================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $14,018,697 $14,589,888  $9,753,000
Ratio of operating expenses to average net
 assets                                        0.80%(a)(b)  0.80%(a)   0.80%+(a)(b)
Ratio of net investment income to average net
 assets                                           2.32%       5.62%       4.77%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.87%(a)    0.87%(a)    0.89%+(a)

                                 * Cash Reserves Daily Class Shares commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended  Period ended
 DAILY CLASS SHARES                             03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period             $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0251     0.0565       0.0346
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0251)   (0.0565)     (0.0346)
Net asset value, end of period                   $1.00       $1.00       $1.00
TOTAL RETURN++                                   2.54%       5.80%       3.51%
==================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $4,501     $7,561       $4,525
Ratio of operating expenses to average net
 assets                                         0.80%(a)  0.80%(a)(b) 0.80%+(a)(b)
Ratio of net investment income to average net
 assets                                          2.25%       5.59%       5.04%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.88%(a)   0.87%(a)    0.93%+(a)

                                 * Money Market Reserves Daily Class Shares commenced operations on July 21, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended  Period ended
 DAILY CLASS SHARES                             03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period             $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0242     0.0543       0.0431
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0242)   (0.0543)     (0.0431)
Net asset value, end of period                   $1.00       $1.00       $1.00
TOTAL RETURN++                                   2.44%       5.56%       4.40%
==================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $1,301,678  $981,837     $847,775
Ratio of operating expenses to average net
  assets                                        0.80%(a)  0.80%(a)(b) 0.80%+(a)(b)
Ratio of net investment income to average
  net assets                                     2.21%       5.39%       4.46%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                0.87%(a)   0.87%(a)    0.88%+(a)

                                 * Treasury Reserves Daily Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended  Period ended
DAILY CLASS SHARES                              03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period             $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0243     0.0554       0.0443
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0243)   (0.0554)     (0.0443)
Net asset value, end of period                   $1.00       $1.00       $1.00
TOTAL RETURN++                                   2.45%       5.69%       4.52%
==================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $317,287   $259,937     $171,521
Ratio of operating expenses to average net
 assets                                         0.80%(a)  0.80%(a)(b) 0.80%+(a)(b)
Ratio of net investment income to average net
 assets                                          2.10%       5.46%       4.66%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.88%(a)   0.89%(a)    0.89%+(a)

                                 * Government Reserves Daily Class Shares commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended Period ended
 DAILY CLASS SHARES                             03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period             $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0155     0.0332      0.0262
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0155)   (0.0332)    (0.0262)
Net asset value, end of period                   $1.00      $1.00       $1.00
TOTAL RETURN++                                   1.56%      3.37%       2.65%
=================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $637,172   $554,876    $429,644
Ratio of operating expenses to average net
 assets                                          0.80%      0.80%       0.80%+
Ratio of net investment income to average net
 assets                                          1.43%      3.33%       2.69%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.90%      0.89%       0.90%+

                                 * Municipal Reserves Daily Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                Year ended Year ended Year ended Year ended Year ended
DAILY CLASS SHARES                              03/31/02*   03/31/01   03/31/00   03/31/99   03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year                $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income                             0.0154     0.0333     0.0271     0.0263     0.0295
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0154)   (0.0333)   (0.0271)   (0.0263)   (0.0295)
Net asset value, end of year                        $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN++                                      1.55%      3.38%      2.74%      2.66%      2.98%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                $96,175    $93,290   $128,386   $333,210    $12,541
Ratio of operating expenses to average net
 assets                                             0.80%      0.80%      0.80%   0.80%(a)   0.80%(a)
Ratio of net investment income to average net
 assets                                             1.50%      3.30%      2.70%      2.61%      2.93%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.03%      1.03%      1.12%   1.25%(a)   1.06%(a)

                                 * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Tax Exempt Fund Daily Shares which were reorganized into Nations Tax-Exempt Reserves Daily Class Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended Period ended Period ended Year ended Year ended Period ended
 DAILY CLASS SHARES                             03/31/02   03/31/01    03/31/00    05/14/99*    02/28/99   02/28/98   02/28/97**
Net asset value, beginning of period             $1.00      $1.00       $1.00        $1.00       $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0139     0.0273      0.0201       0.0045      0.0238     0.0279     0.0107
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0139)   (0.0273)    (0.0201)     (0.0045)    (0.0238)   (0.0279)   (0.0107)
Net asset value, end of period                   $1.00      $1.00       $1.00        $1.00       $1.00      $1.00       $1.00
TOTAL RETURN++                                   1.40%      2.76%       2.01%        0.45%       2.41%      2.83%       1.09%
=================================================================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $814,077   $755,635    $699,689     $334,000    $336,000   $172,000    $29,000
Ratio of operating expenses to average net
 assets                                          0.80%      0.80%       0.80%+       0.80%+     0.79%(a)   0.80%(a)   0.80%+(a)
Ratio of net investment income to average net
 assets                                          0.78%      2.73%       2.20%+       2.21%+      2.35%      2.80%      2.66%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.88%      0.88%       0.88%+       0.82%+     0.79%(a)   0.80%(a)   0.80%+(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund, S and X Shares, which were reorganized into the California Tax-Exempt Reserves Daily Class, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                                 ** California Tax-Exempt Reserves Daily Class Shares commenced operations on October 2, 1996. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS NEW YORK TAX-EXEMPT RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Period ended
 DAILY CLASS SHARES                                    03/31/02*
Net asset value, beginning of period                     $1.00
Net investment income                                    0.0004
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.0004)
Net asset value, end of period                           $1.00
TOTAL RETURN++                                           0.04%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                     $1
Ratio of operating expenses to average net
 assets                                                  0.80%+
Ratio of net investment income to average
 net assets                                              0.43%+
Ratio of expenses to average net
 assets without waivers and/or expense
 reimbursements                                          5.11%+

                                 * New York Tax-Exempt Reserves Daily Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus


Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

        SEC file number:
        Nations Funds Trust, 811-09645

        DAILY-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.
[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors) 1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Daily Class Shares

August 1, 2002




Nations
Cash Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations
California Tax-Exempt Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 41.


     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.




This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA
     ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 23.





[Graphic]
        About the Funds


             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                            7
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS GOVERNMENT RESERVES                         10
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MUNICIPAL RESERVES                          13
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS CALIFORNIA TAX-EXEMPT RESERVES              17
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         21
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           23

[Graphic]

       About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             26
                 How orders are processed                        28
               How selling and servicing agents are paid         34
               Distributions and taxes                           35
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                37
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       41
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper
  .bank obligations
  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers
  .short-term taxable municipal securities
  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

     2000     2001
     ----     ----
     5.84%    3.60%

          *Year-to-date return as of June 30, 2002:  0.67%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.50%
                     Worst: 4th quarter 2001:         0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Daily Class Shares 3.60%   4.70%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Daily Class Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.15%
Distribution (12b-1) and shareholder servicing fees       0.60%
Other expenses                                            0.12%
                                                          -----
Total annual Fund operating expenses                      0.87%
Fee waivers and/or reimbursements                        (0.07)%
                                                         -------
Total net expenses/2/                                     0.80%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $271    $475    $1,066

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

     2000     2001
     -----    -----
     5.56%    3.36%

          *Year-to-date return as of June 30, 2002:  0.61%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.45%
Worst: 4th quarter 2001: 0.44%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Daily Class Shares 3.36%   4.44%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Daily Class Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.15%
Distribution (12b-1) and shareholder servicing fees       0.60%
Other expenses                                            0.12%
                                                          -----
Total annual Fund operating expenses                      0.87%
Fee waivers and/or reimbursements                        (0.07)%
                                                         -------
Total net expenses/2/                                     0.80%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Daily Class Shares  $82    $271    $475    $1,066

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.


     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.




NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.


The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]
      2000     2001
      -----    -----
      5.70%    3.44%

          *Year-to-date return as of June 30, 2002:  0.58%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.47%
Worst: 4th quarter 2001:         0.44%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    1 year                  Life of Fund*
Daily Class Shares                   3.44%                      4.54%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (Fees paid directly from your investment)           Daily Class Shares
     Maximum sales charge (load) imposed on purchases          none
     Maximum deferred sales charge (load)                      none

     ANNUAL FUND OPERATING EXPENSES/1/
     (Expenses that are deducted from the Fund's assets)
     Management fees                                           0.15%
     Distribution (12b-1) and shareholder servicing fees       0.60%
     Other expenses                                            0.13%
                                                               -----
     Total annual Fund operating expenses                      0.88%
     Fee waivers and/or reimbursements                        (0.08)%
                                                              -------
     Total net expenses/2/                                     0.80%
                                                               =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

 . Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

 . Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

 . Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     2000     2001
     ----     ----
     3.41%    2.06%


          *Year-to-date return as of June 30, 2002:  0.39%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.90%
Worst: 4th quarter 2001:         0.28%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                               Life of
                                    1 year                      Fund*
Daily Class Shares                   2.06%                      2.72%

     *The inception date of Daily Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Daily Class Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.15%
Distribution (12b-1) and shareholder servicing fees       0.60%
Other expenses                                            0.15%
                                                          -----
Total annual Fund operating expenses                      0.90%
Fee waivers and/or reimbursements                        (0.10)%
                                                         -------
Total net expenses/2/                                     0.80%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $277    $489    $1,099

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

    .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

    .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

    .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

        .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

        .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.




[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1997    1998    1999    2000    2001
     -----   -----   -----   -----   -----
     2.84%   2.51%   2.26%   2.84%   1.71%

          *Year-to-date return as of June 30, 2002:  0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

              Best: 4th quarter 2000:  0.77%
              Worst: 4th quarter 2001: 0.25%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001


                                                     Life of
                                      1 year 5 Years  Fund*
                   Daily Class Shares 1.71%   2.43%   2.45%

     *The inception date of Daily Class Shares is October 2, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Daily Class Shares
Maximum sales charge (load) imposed on purchases          none
Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                           0.15%
Distribution (12b-1) and shareholder servicing fees       0.60%
Other expenses                                            0.13%
                                                          -----
Total annual Fund operating expenses                      0.88%
Fee waivers and/or reimbursements                        (0.08)%
                                                         -------
Total net expenses/2/                                     0.80%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Daily Class Shares  $82    $273    $480    $1,077

[Graphic]
        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Funds are managed


INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                       Maximum  Actual fee
                                       advisory  paid last
                                         fee    fiscal year
Nations Cash Reserves                    0.15%     0.15%
Nations Treasury Reserves                0.15%     0.15%
Nations Government Reserves              0.15%     0.15%
Nations Municipal Reserves               0.15%     0.13%
Nations California Tax-Exempt Reserves   0.15%     0.15%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

           Fund                                  BACAP Team
          Nations Cash Reserves                  Cash Investment Team
          Nations Treasury Reserves              Cash Investment Team
          Nations Government Reserves            Cash Investment Team
          Nations Municipal Reserves             Cash Investment Team
          Nations California Tax-Exempt Reserves Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  .You can invest in the Funds through your selling agent or directly through Nations Funds. We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. Daily Class Shares are available to financial institutions and intermediaries for their own accounts and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                                   Ways to
                                 buy, sell or          How much you can buy,
                                   exchange              sell or exchange                      Other things to know
                               ---------------- ------------------------------------ ----------------------------------------
Buying shares                  In a lump sum    minimum initial investment:          There is no limit to the amount you can
                                                . $1,000 for regular accounts        invest in Daily Class Shares.
                                                . $500 for traditional and Roth
                                                 IRAs, and Coverdell Education
                                                 Savings Accounts
                                                . $250 for certain fee-based
                                                 accounts
                                                . no minimum for certain retirement
                                                 plan accounts like 401(k) plans
                                                 and SEP accounts, but other
                                                 restrictions apply
                                                minimum additional investment:
                                                . none
                               Using our        minimum initial investment:          You can buy shares twice a month,
                               Systematic       . $100                               monthly or quarterly, using automatic
                               Investment Plan  minimum additional investment:       transfers from your bank account.
                                                . $100
-----------------------------------------------------------------------------------------------------------------------------
Selling shares                 In a lump sum    . you can sell up to $50,000 of your We usually send you or your selling
                                                 shares by telephone, otherwise      agent the sale proceeds on the same
                                                 there are no limits to the amount   day that we receive your order.
                                                 you can sell
                                                . other restrictions may apply to    If you paid for your shares with a
                                                 withdrawals from retirement plan    check that wasn't certified, we'll hold
                                                 accounts                            the sale proceeds when you sell those
                                                                                     shares for at least 15 days after the
                                                                                     trade date of the purchase, or until the
                                                                                     check has cleared, whichever is later.
                               Using our free   . minimum $250 per check             You can write checks for free. You can
                               checkwriting                                          only use checks to make partial
                               service                                               withdrawals from a Fund. You can't
                                                                                     use a check to make a full withdrawal
                                                                                     from a Fund.
                               Using our        . minimum $25 per withdrawal         Your account balance must be at least
                               Automatic                                             $10,000 to set up the plan. You can
                               Withdrawal Plan                                       make withdrawals twice a month,
                                                                                     monthly, quarterly, bi-annually or
                                                                                     annually. We'll send your money by
                                                                                     check or deposit it directly to your
                                                                                     bank account.
-----------------------------------------------------------------------------------------------------------------------------
Exchanging shares              In a lump sum    . minimum $1,000 per exchange        You can exchange Daily Class shares
                                                                                     of a Fund for Daily Class Shares of any
                                                                                     other Nations Money Market Funds.
                                                                                     If you received Daily Class Shares of a
                                                                                     Money Market Fund from an exchange
                                                                                     of Investor A Shares of an Index Fund,
                                                                                     you can exchange these shares for
                                                                                     Investor A Shares of an Index Fund.
                               Using our        minimum exchange per Fund:           You must already have an investment
                               Automatic        . $25                                in the Funds into which you want to
                               Exchange Feature                                      exchange. You can can make
                                                                                     exchanges monthly or quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury
   Reserves, except:

   .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

   .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Daily Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Nations Cash Reserves and Nations
           Treasury Reserves, except:

            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year

            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves and Nations California Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        .$100 using our Systematic Investment Plan

        .There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
         IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

     MINIMUM ADDITIONAL INVESTMENT
     There is no minimum for additional investments except the minimum is $100 if you use our Systematic Investment Plan.

Systematic Investment Plan
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

      .If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

   [Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.



      .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

      .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

      .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

      .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

      .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

      .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

      .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted,
       (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

      .We can delay payment of the sale proceeds of Nations Municipal Reserves or Nations California Tax-Exempt Reserves for up to seven days.

      .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

       .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

       .under certain other circumstances allowed under the 1940 Act

Checkwriting service
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

      .Each check you write must be for $250 or more.

      .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      .We can change or cancel the service by giving you 30 days notice in writing.

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES
     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

       .You can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Money Market Fund.

       .If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund, you can exchange these shares for Investor A Shares of an Index Fund.

       .You must exchange at least $1,000 at a time.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .We may limit the number of exchanges you can make within a specified period of time.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

       .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

  Automatic Exchange Feature
  The Automatic Exchange Feature lets you exchange $25 or more of Daily Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

  Here's how automatic exchanges work:

         .Send your request to PFPC in writing or call 1.800.321.7854.

         .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

         .You must already have an investment in the Funds you want to exchange.

         .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

         .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]
      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING
     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT,
     IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
       Distributions and taxes


ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


[Graphic]
      FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves and Nations California Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from these Funds may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
       Financial highlights


The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended     Year ended   Period ended
 DAILY CLASS SHARES                         03/31/02       03/31/01     03/31/00*
Net asset value, beginning of period             $1.00        $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0260       0.0568           0.0459
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0260)     (0.0568)         (0.0459)
Net asset value, end of period                   $1.00        $1.00           $1.00
Total return++                                   2.63%        5.83%           4.69%
=======================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $14,018,697  $14,589,888      $9,753,000
Ratio of operating expenses to average net
 assets                                       0.80%(a)(b)   0.80%(a)       0.80%+(a)(b)
Ratio of net investment income to average
 net assets                                      2.32%        5.62%           4.77%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.87%(a)     0.87%(a)        0.89%+(a)

                                 * Cash Reserves Daily Class Shares commenced operations on April 12, 1999.

                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended   Year ended     Period ended
 DAILY CLASS SHARES                         03/31/02     03/31/01       03/31/00*
Net asset value, beginning of period           $1.00          $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.0242        0.0543           0.0431
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.0242)      (0.0543)         (0.0431)
Net asset value, end of period                 $1.00          $1.00           $1.00
Total return++                                 2.44%          5.56%           4.40%
=======================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $1,301,678     $981,837         $847,775
Ratio of operating expenses to average
 net assets                                   0.80%(a)     0.80%(a)(b)     0.80%+(a)(b)
Ratio of net investment income to average
 net assets                                    2.21%          5.39%           4.46%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
  reimbursements                              0.87%(a)      0.87%(a)        0.88%+(a)

                                 * Treasury Reserves Daily Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended  Year ended     Period ended
DAILY CLASS SHARES                              03/31/02    03/31/01       03/31/00*
Net asset value, beginning of period               $1.00         $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0243       0.0554           0.0443
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.0243)     (0.0554)         (0.0443)
Net asset value, end of period                     $1.00         $1.00           $1.00
Total return++                                     2.45%         5.69%           4.52%
==========================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $317,287     $259,937         $171,521
Ratio of operating expenses to average net
 assets                                           0.80%(a)    0.80%(a)(b)     0.80%+(a)(b)
Ratio of net investment income to average net
 assets                                            2.10%         5.46%           4.66%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.88%(a)     0.89%(a)        0.89%+(a)

                                 * Government Reserves Daily Class Shares commenced operations on April 12, 1999.

                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended Period ended
DAILY CLASS SHARES                              03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period             $1.00      $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0155     0.0332       0.0262
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0155)   (0.0332)     (0.0262)
Net asset value, end of period                   $1.00      $1.00        $1.00
Total return++                                   1.56%      3.37%        2.65%
=================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $637,172   $554,876     $429,644
Ratio of operating expenses to average net
 assets                                          0.80%      0.80%        0.80%+
Ratio of net investment income to average net
 assets                                          1.43%      3.33%        2.69%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.90%      0.89%        0.90%+

                                 * Municipal Reserves Daily Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TAX-EXEMPT RESERVES

                                           Year ended Year ended Period ended Period ended Year ended Year ended Period ended
 DAILY CLASS SHARES                         03/31/02   03/31/01    03/31/00    05/14/99*    02/28/99   02/28/98   02/28/97**
Net asset value, beginning of period         $1.00      $1.00       $1.00        $1.00       $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0139     0.0273      0.0201       0.0045      0.0238     0.0279     0.0107
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0139)   (0.0273)    (0.0201)     (0.0045)    (0.0238)   (0.0279)   (0.0107)
Net asset value, end of period               $1.00      $1.00       $1.00        $1.00       $1.00      $1.00       $1.00
Total return++                               1.40%      2.76%       2.01%        0.45%       2.41%      2.83%       1.09%
=============================================================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $814,077   $755,635    $699,689     $334,000    $336,000   $172,000    $29,000
Ratio of operating expenses to average net
 assets                                      0.80%      0.80%       0.80%+       0.80%+     0.79%(a)   0.80%(a)   0.80%+(a)
Ratio of net investment income to average
 net assets                                  0.78%      2.73%       2.20%+       2.21%+      2.35%      2.80%      2.66%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                              0.88%      0.88%       0.88%+       0.82%+     0.79%(a)   0.80%(a)   0.80%+(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund, S and X Shares, which were reorganized into the California Tax-Exempt Reserves Daily Class, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                                 ** California Tax-Exempt Reserves Daily Class Shares commenced operations on October 2, 1996. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number:
     Nations Funds Trust, 811-09645

     MMADAILY-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investor)
                   1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
-----------------------------------
Prospectus -- Investor Class Shares


August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations
Government
Reserves

Nations
Municipal Reserves

Nations Tax-Exempt
Reserves

Nations
California
Tax-Exempt
Reserves

Nations
New York
Tax-Exempt
Reserves




The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

                                                               Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee


                                                            [LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 52.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 33.

[Graphic]
        About the Funds

             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MONEY MARKET RESERVES                        7
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                           10
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS GOVERNMENT RESERVES                         13
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MUNICIPAL RESERVES                          16
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TAX-EXEMPT RESERVES                         20
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS CALIFORNIA TAX-EXEMPT RESERVES              24
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS NEW YORK TAX-EXEMPT RESERVES                28
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         31
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           33

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             36
                 How orders are processed                        38
               How selling and servicing agents are paid         44
               Distributions and taxes                           45
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                47
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       52
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000     2001
     -----   -----
     6.10%   3.86%

          *Year-to-date return as of June 30, 2002: 0.80%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.57%
Worst: 4th quarter 2001: 0.56%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.86%   4.96%

     *The inception date of Investor Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES
   (Fees paid directly from your investment)           Investor Class Shares
   Maximum sales charge (load) imposed on purchases            none
   Maximum deferred sales charge (load)                        none

   ANNUAL FUND OPERATING EXPENSES/1/
   (Expenses that are deducted from the Fund's assets)
   Management fees                                             0.15%
   Distribution (12b-1) and shareholder servicing fees         0.35%
   Other expenses                                              0.12%
                                                               -----
   Total annual Fund operating expenses                        0.62%
   Fee waivers and/or reimbursements                          (0.07)%
                                                              -------
   Total net expenses/2/                                       0.55%
                                                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $191    $339     $768

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

     . Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     . Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

     2001
     -----
     3.78%

           *Year-to-date return as of June 30, 2002: 0.74%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:  1.35%
Worst: 4th quarter 2001: 0.52%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.78%   4.36%

     *The inception date of Investor Class Shares is March 3, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses                                              0.13%
                                                            -----
Total annual Fund operating expenses                        0.63%
Fee waivers and/or reimbursements                          (0.08)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $194    $343     $779

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

     . Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     . Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     . Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

      2000    2001
     -----   -----
     5.82%   3.62%

          *Year-to-date return as of June 30, 2002: 0.74%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.52%
Worst: 4th quarter 2001: 0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.62%   4.70%

     *The inception date of Investor Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses                                              0.12%
                                                            -----
Total annual Fund operating expenses                        0.62%
Fee waivers and/or reimbursements                          (0.07)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $191    $339     $768

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following general risks:
      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

      2000     2001
     -----    -----
     5.96%    3.69%

          *Year-to-date return as of June 30, 2002: 0.70%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.53%
Worst: 4th quarter 2001:         0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.69%   4.80%

     *The inception date of Investor Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses                                              0.13%
                                                            -----
Total annual Fund operating expenses                        0.63%
Fee waivers and/or reimbursements                          (0.08)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $194    $343     $779

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      2000    2001
     -----   -----
     3.67%   2.31%



          *Year-to-date return as of June 30, 2002: 0.51%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  0.97%
Worst: 4th quarter 2001: 0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 2.31%   2.98%

     *The inception date of Investor Class Shares is April 12, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses                                              0.15%
                                                            -----
Total annual Fund operating expenses                        0.65%
Fee waivers and/or reimbursements                          (0.10)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $198    $352     $801

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

       1995   1996   1997   1998   1999   2000   2001
       -----  -----  -----  -----  -----  -----  -----
       3.55%  3.18%  3.29%  3.03%  2.83%  3.68%  2.32%

          *Year-to-date return as of June 30, 2002: 0.48%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000:                        0.97%
Worst: 4th quarter 2001:                                0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                        Life of
                                         1 year 5 years  Fund*
Investor Class Shares                    2.32%   3.03%   3.08%

     *The inception date of Investor Class Shares is March 7, 1994.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
                                                            0.13%
Other expenses                                              -----
Total annual Fund operating expenses                        0.63%
                                                           (0.08)%
Fee waivers and/or reimbursements                          -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $194    $343     $779

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000    2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
     2.01%  1.87%  2.30%  3.32%  2.88%  3.07%  2.74%  2.51%  3.10%   1.97%

          *Year-to-date return as of June 30, 2002: 0.49%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  0.87%
Worst: 1st quarter 1992: 0.23%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                              Life of
                      1 year 5 years 10 years  Fund*
Investor Class Shares 1.97%   2.68%   2.58%    2.92%

     *The inception date of Investor Class Shares is December 6, 1989.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses                                              0.13%
                                                            -----
Total annual Fund operating expenses                        0.63%
Fee waivers and/or reimbursements                          (0.08)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $194    $343     $779

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Investor Class Shares
Maximum sales charge (load) imposed on purchases            none
Maximum deferred sales charge (load)                        none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
Management fees                                             0.15%
Distribution (12b-1) and shareholder servicing fees         0.35%
Other expenses/1/                                           0.41%
                                                           -----
Total annual Fund operating expenses                        0.91%
Fee waivers and/or reimbursements                          (0.36)%
                                                           -------
Total net expenses/2/                                       0.55%
                                                            =====

   /1/Other expenses are based on estimates for the current fiscal year.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years
Investor Class Shares  $56    $254

[Graphic]
        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

      Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
     How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                       Maximum    Actual fee
                                       advisory    paid last
                                         fee      fiscal year
Nations Cash Reserves                     0.15%      0.15%
Nations Money Market Reserves             0.15%      0.15%
Nations Treasury Reserves                 0.15%      0.15%
Nations Government Reserves               0.15%      0.15%
Nations Municipal Reserves                0.15%      0.13%
Nations Tax-Exempt Reserves               0.15%/1/   0.17%
Nations California Tax-Exempt Reserves    0.15%      0.15%
Nations New York Tax-Exempt Reserves      0.15%       N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

          Fund                                   BACAP Team
          Nations Cash Reserves                  Cash Investment Team
          Nations Money Market Reserves          Cash Investment Team
          Nations Treasury Reserves              Cash Investment Team
          Nations Government Reserves            Cash Investment Team
          Nations Municipal Reserves             Cash Investment Team
          Nations Tax-Exempt Reserves            Cash Investment Team
          Nations California Tax-Exempt Reserves Cash Investment Team
          Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  .Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  .There is no minimum for additional investments.

  .The minimum initial investment is $10,000 using the Systematic Investment
   Plan. The minimum for additional investments under this plan is $1,000.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                        Ways to
                      buy, sell or               How much you can buy,
                        exchange                   sell or exchange                           Other things to know
                  -------------------- ------------------------------------------ --------------------------------------------
Buying shares     In a lump sum        minimum initial investment:                There is no limit to the amount you can
                                       .$25,000                                   invest in Investor Class Shares.
                                       minimum additional investment:
                                       .none
                  Using our            minimum initial investment:                You can buy shares twice a month, monthly
                  Systematic           .$10,000                                   or quarterly, using automatic transfers from
                  Investment Plan      minimum additional investment:             your bank account.
                                       .$1,000
------------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum        .you can sell up to $50,000 of your shares We usually send you or your selling agent
                                        by telephone, otherwise there are no      the sale proceeds on the same day that we
                                        limits to the amount you can sell         receive your order. If you paid for your
                                       .other restrictions may apply to           shares with a check that wasn't certified,
                                        withdrawals from retirement plan          we'll hold the sale proceeds when you sell
                                        accounts                                  those shares for at least 15 days after the
                                                                                  trade date of the purchase, or until the
                                                                                  check has cleared, whichever is later.
                  Using our free       .minimum $250 per check                    You can write checks for free. You can only
                  checkwriting service                                            use checks to make partial withdrawals
                                                                                  from a Fund. You can't use a check to make
                                                                                  a full withdrawal from a Fund.
                  Using our            .minimum $25 per withdrawal                Your account balance must be at least
                  Automatic                                                       $10,000 to set up the plan. You can make
                  Withdrawal Plan                                                 withdrawals twice a month, monthly,
                                                                                  quarterly, bi-annually or annually. We'll
                                                                                  send your money by check or deposit it
                                                                                  directly to your bank account.
------------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum        .minimum $25,000 per exchange              You can exchange Investor Class shares of a
                                                                                  Fund for Investor Class Shares of any other
                                                                                  Nations Money Market Fund.
                  Using our            minimumexchange per Fund:                  You must already have an investment in the
                  Automatic            .$25                                       Funds into which you want to exchange.
                  Exchange                                                        You can make exchanges monthly or
                  Feature                                                         quarterly.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:


    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:
         .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
         .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
         .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
         .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES
     Here are some general rules for buying shares:

         .You buy Investor Class Shares at net asset value per share.
         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):
          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:
            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year
            .Payment must be received for Nations Money Market Reserves by 4:00
             p.m. Eastern time on business days that precede the national holidays observed by this Fund
            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund
          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves
          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.
         .Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.
         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     [Graphic]
      FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE How orders are processed.



Systematic Investment Plan
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

         .If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

Checkwriting service
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

      .Each check you write must be for $250 or more.

      .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      .We can change or cancel the service by giving you 30 days notice in writing.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .Your account balance must be at least $10,000 to set up the plan.

      .If you set up the plan after you've opened your account, your signature must be guaranteed.

      .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

      .We'll send you a check or deposit the money directly to your bank account.

      .You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Investor Class Shares of a Fund for Investor Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $25,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Automatic Exchange Feature

The Automatic Exchange Feature lets you exchange $25 or more of Investor Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

      .Send your request to PFPC in writing or call 1.800.321.7854.

      .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      .You must already have an investment in the Funds you want to exchange.

      .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      .The rules for making exchanges apply to automatic exchanges.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER
     RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



                                    [Graphic]


        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND - WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION ABOUT
      TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended     Year ended   Period ended
INVESTOR CLASS SHARES                       03/31/02       03/31/01     03/31/00*
Net asset value, beginning of period             $1.00        $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0285        0.0593          0.0484
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0285)      (0.0593)        (0.0484)
Net asset value, end of period                   $1.00        $1.00           $1.00
TOTAL RETURN++                                   2.89%        6.09%           4.94%
========================================== ==========     ==========   ============
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $4,966,158    $7,585,825      $7,068,117
Ratio of operating expenses to average net
 assets                                       0.55%(a)(b)    0.55%(a)      0.55%+(a)(b)
Ratio of net investment income to average
 net assets                                      2.57%        5.87%           5.02%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.62%(a)      0.62%(a)       0.64%+(a)

                                 * Cash Reserves Investor Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended  Year ended     Period ended
INVESTOR CLASS SHARES                       03/31/02    03/31/01       03/31/00*
Net asset value, beginning of period           $1.00         $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.0276       0.0501           0.0043
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.0276)     (0.0501)         (0.0043)
Net asset value, end of period                 $1.00         $1.00           $1.00
TOTAL RETURN++                                 2.80%         5.12%           0.43%
========================================== ==========  ==========     ============
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $44,170       $90,380            $1
Ratio of operating expenses to average net
 assets                                       0.55%(a)    0.55%(a)(b)     0.55%+(a)(b)
Ratio of net investment income to average
 net assets                                    2.50%         5.84%           5.29%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               0.63%(a)     0.62%(a)        0.68%+(a)

                                 * Money Market Reserves Investor Class Shares commenced operations on March 3, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended  Year ended     Period ended
 INVESTOR CLASS SHARES                      03/31/02    03/31/01       03/31/00*
Net asset value, beginning of period           $1.00         $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.0267       0.0568           0.0455
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.0267)     (0.0568)         (0.0455)
Net asset value, end of period                 $1.00         $1.00           $1.00
TOTAL RETURN++                                 2.70%         5.83%           4.65%
========================================== ==========  ==========     ============
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $688,990     $700,202         $573,261
Ratio of operating expenses to average net
 assets                                       0.55%(a)    0.55%(a)(b)     0.55%+(a)(b)
Ratio of net investment income to average
 net assets                                    2.46%         5.64%           4.71%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               0.62%(a)     0.62%(a)        0.63%+(a)

                                 * Treasury Reserves Investor Class Shares commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended   Year ended     Period ended
INVESTOR CLASS SHARES                       03/31/02     03/31/01       03/31/00*
Net asset value, beginning of period            $1.00         $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.0268        0.0580           0.0467
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.0268)      (0.0580)         (0.0467)
Net asset value, end of period                 $1.00          $1.00           $1.00
TOTAL RETURN++                                 2.71%          5.95%           4.77%
========================================== ==========   ==========     ============
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $1,001,552     $331,555         $111,741
Ratio of operating expenses to average net
 assets                                       0.55%(a)     0.55%(a)(b)     0.55%+(a)(b)
Ratio of net investment income to average
 net assets                                    2.35%          5.71%           4.91%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               0.63%(a)      0.64%(a)        0.64%+(a)

                                 * Government Reserves Investor Class Shares commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended Year ended Period ended
 INVESTOR CLASS SHARES                         03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period            $1.00      $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0180     0.0357       0.0287
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0180)   (0.0357)     (0.0287)
Net asset value, end of period                  $1.00      $1.00        $1.00
TOTAL RETURN++                                  1.82%      3.63%        2.90%
============================================= ========== ========== ============
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $48,022    $57,017      $64,782
Ratio of operating expenses to average net
  assets                                        0.55%      0.55%        0.55%+
Ratio of net investment income to average net
 assets                                         1.68%      3.58%        2.94%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                0.65%      0.64%        0.65%+

                                 * Municipal Reserves Investor Class Shares commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT
 RESERVES                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           Year ended Year ended Year ended Year ended  Year ended
 INVESTOR CLASS SHARES                      03/31/02  03/31/01*   03/31/00   03/31/99    03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year           $1.00      $1.00      $1.00        $1.00       $1.00
Net investment income                        0.0179     0.0358     0.0296       0.0288      0.0323
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0179)   (0.0358)   (0.0296)     (0.0288)    (0.0323)
Net asset value, end of year                 $1.00      $1.00      $1.00        $1.00       $1.00
TOTAL RETURN++                               1.81%      3.63%      3.00%        2.91%       3.26%
========================================== ========== ========== ========== ==========  ==========
Net assets, end of year (in 000's)            $257       $290       $326         $218      $67,511
Ratio of operating expenses to average
 net assets                                  0.55%      0.55%      0.55%       0.55%(a)    0.48%(a)
Ratio of net investment income to average
 net assets                                  1.75%      3.55%      2.95%        2.86%       3.25%
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                              0.58%      0.58%      0.67%       0.80%(a)    0.74%(a)

                                 * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Tax Exempt Fund Investor C Shares which were reorganized into Nations Tax-Exempt Reserves Investor Class Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Year ended Year ended Period ended Period ended Year ended  Year ended
 INVESTOR CLASS SHARES                          03/31/02   03/31/01    03/31/00    05/14/99*    02/28/99    02/28/98
Net asset value, beginning of period             $1.00      $1.00        $1.00        $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0164     0.0298       0.0223       0.0051       0.0261      0.0302
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0164)   (0.0298)     (0.0223)     (0.0051)     (0.0261)    (0.0302)
Net asset value, end of period                   $1.00      $1.00        $1.00        $1.00        $1.00       $1.00
TOTAL RETURN++                                   1.65%      3.02%        2.23%        0.50%        2.64%       3.06%
============================================== ========== ========== ============ ============ ==========  ==========
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $240,724   $226,491     $284,041     $503,000     $539,000    $598,000
Ratio of operating expenses to average net
  assets                                         0.55%      0.55%        0.55%+       0.58%+      0.56%(a)    0.57%(a)
Ratio of net investment income to average net
 assets                                          1.03%      2.98%        2.45%+       2.43%+       2.61%       3.01%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 0.63%      0.63%        0.63%+       0.62%+      0.59%(a)    0.60%(a)

                                               Year ended
 INVESTOR CLASS SHARES                          02/28/97
Net asset value, beginning of period               $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0284
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.0284)
Net asset value, end of period                     $1.00
TOTAL RETURN++                                     2.88%
============================================== ==========
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $493,000
Ratio of operating expenses to average net
  assets                                          0.57%(a)
Ratio of net investment income to average net
 assets                                            2.83%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.60%(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon
                                 California Tax-Exempt Money Market Pacific
                                 Horizon Shares, which were reorganized into the California Tax-Exempt Reserves Investor
                                 Class Shares, as of May 21, 1999. Prior to May
                                 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings
                                 Association. Effective May 21, 1999, its investment adviser became Banc of America
                                 Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT RESERVES            FOR FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       Period ended
            INVESTOR CLASS SHARES                       03/31/02*
            Net asset value, beginning of period           $1.00
            Net investment income                          0.0008
            LESS DISTRIBUTIONS:
            Dividends from net investment income          (0.0008)
            Net asset value, end of period                 $1.00
            TOTAL RETURN++                                 0.08%
            ========================================== ============
            RATIOS/SUPPLEMENTAL DATA:
            Net assets at end of period (in 000's)           $1
            Ratio of operating expenses to average net
             assets                                        0.55%+
            Ratio of net investment income to average
             net assets                                    0.68%+
            Ratio of expenses to average net assets
             without waivers and/or expense
             reimbursements                                4.86%+

                                 * New York Tax-Exempt Investor Class Shares commenced operations on February 15, 2002. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:
   Nations Funds Trust, 811-09645

   INVESTOR -- 0802



[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors)
                1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [Graphic]


   NOT FDIC INSURED
   MAY LOSE VALUE
   NO BANK GUARANTEE





     Money Market Funds

     PROSPECTUS -- INVESTOR CLASS AND SERVICE CLASS SHARES

     AUGUST 1, 2002




NATIONS CASH RESERVES

NATIONS TREASURY RESERVES






THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An overview of the Funds
--------------------------------------------------------------------------------



[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

[Graphic]
      YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 28.


     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE (FDIC) CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about two Nations Money Market Funds -- Nations Cash Reserves and Nations Treasury Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class and Service Class Shares of the Funds. These classes of shares are designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more about who is eligible to buy these classes of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed, or have relatively low risk. Your original investment and your return aren't guaranteed however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call your investment professional at 1.800.303.7371.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


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     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 12.


[Graphic]
        About the Funds

             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                            7
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         10
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           12

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Choosing a share class                            15
               Buying, selling and exchanging shares             16
               How selling and servicing agents are paid         22
               Distributions and taxes                           23
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                25
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       28
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 13.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

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     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     2000    2001
     ----    ----
     6.10%   3.86%

          *Year-to-date return as of June 30, 2002:  0.80%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.57%
Worst: 4th quarter 2001: 0.56%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.86%   4.96%
Service Class Shares  3.18%   4.29%

     *The inception dates of Investor Class Shares and Service Class Shares are April 12, 1999 and April 28, 1999, respectively.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.





[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                    Investor Service
SHAREHOLDER FEES                                     Class    Class
(Fees paid directly from your investment)            Shares  Shares
Maximum sales charge (load) imposed on purchases     none     none
Maximum deferred sales charge (load)                 none     none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                      0.15%    0.15%
Distribution (12b-1) and shareholder servicing fees  0.35%    1.00%
                                                     0.12%    0.12%
Other expenses                                      -----    -----
Total annual Fund operating expenses                 0.62%    1.27%
                                                    (0.07)%  (0.07)%
Fee waivers and/or reimbursements                   -------  -------
Total net expenses/2/                                0.55%    1.20%
                                                    =====    =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class or Service Class Shares of the
        Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $191    $339     $768
Service Class Shares   $122   $396    $690    $1,528

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 13.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.


[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.




[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

     2000    2001
     -----   -----
     5.82%   3.62%

          *Year-to-date return as of June 30, 2002:  0.74%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.52%
Worst: 4th quarter 2001: 0.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                             Life of
                      1 year  Fund*
Investor Class Shares 3.62%   4.70%
Service Class Shares  2.95%   4.03%

     *The inception dates of Investor Class Shares and Service Class Shares are April 12, 1999 and May 17, 1999, respectively.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                    Investor Service
SHAREHOLDER FEES                                     Class    Class
(Fees paid directly from your investment)            Shares  Shares
Maximum sales charge (load) imposed on purchases     none     none
Maximum deferred sales charge (load)                 none     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                      0.15%    0.15%
Distribution (12b-1) and shareholder servicing fees  0.35%    1.00%
                                                     0.12%    0.12%
Other expenses                                      -----    -----
Total annual Fund operating expenses                 0.62%    1.27%
                                                    (0.07)%  (0.07)%
Fee waivers and/or reimbursements                   -------  -------
Total net expenses/2/                                0.55%    1.20%
                                                    =====    =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor Class or Service Class Shares of the
        Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year 3 years 5 years 10 years
Investor Class Shares  $56    $191    $339     $768
Service Class Shares   $122   $396    $690    $1,528

[Graphic]
       Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single isssuer for up to three business days

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for both Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                          Maximum  Actual fee
                          advisory  paid last
                            fee    fiscal year
Nations Cash Reserves      0.15%      0.15%
Nations Treasury Reserves  0.15%      0.15%

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[Graphic]
     WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


[Graphic]
      FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371.

     FOR MORE INFORMATION ABOUT DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.


[Graphic]
        Choosing a share class

Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own fees and expenses. The table below compares the fees and other features of the share classes.

                                        Investor Class     Service Class
                                            Shares            Shares
Maximum amount you can buy                 no limit          no limit
Maximum front-end sales charge               none              none
Maximum deferred sales charge                none              none
Redemption fee                               none              none
Maximum annual distribution                  0.10%             0.75%
(12b-1) and shareholder servicing fees   distribution      distribution
                                          (12b-1) fee       (12b-1) fee
                                       0.25% service fee 0.25% service fee
Conversion feature                           none              none

The share class you choose will depend on how much you're investing and how long you're planning to stay invested.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees.

[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



[Graphic]
        Buying, selling and exchanging shares


This prospectus offers Investor Class and Service Class Shares of the Funds. Here are some general rules about these classes of shares:

  .Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide specific services.

  .Service Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment in Investor Class Shares is $25,000.
   Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

  .The minimum initial investment in Service Class Shares is $1,000.

  .There is no minimum for additional investments in either Investor Class or Service Class Shares.

  .The minimum initial investment is $10,000 for Investor Class Shares and $100 for Service Class Shares using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000 for Investor Class Shares and $100 for Service Class Shares.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Investor Class and Service Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Please contact your investment professional at 1.800.303.7371 if you have any questions, or you need help placing an order.

                                 Ways to
                               buy, sell or            How much you can buy,
                                 exchange                sell or exchange
                               ------------- ------------------------------------------
Buying shares                  In a lump sum minimum initial investment:
                                             .$25,000 for Investor Class Shares
                                             .$1,000 for Service Class Shares
                                             minimum additional investment:
                                             .none
----------------------------------------------------------------------------------------
Selling shares                 In a lump sum .you can sell up to $50,000 of your shares
                                              by telephone, otherwise there are no
                                              limits to the amount you can sell

                                             .other restrictions may apply to
                                              withdrawals from retirement plan
                                              accounts



----------------------------------------------------------------------------------------
Exchanging shares              In a lump sum .minimum $25,000 per exchange for
                                              Investor Class Shares
                                             .minimum $1,000 per exchange for
                                              Service Class Shares




                                          Other things to know
                               ------------------------------------------
Buying shares                  There is no limit to the amount you can
                               invest in Investor Class or Service Class
                               Shares.


-------------------------------------------------------------------------
Selling shares                 We usually send you or your selling agent
                               the sale proceeds on the same day that
                               we receive your order.

                               If you paid for your shares with a check
                               that wasn't certified, we'll hold the sale
                               proceeds when you sell those shares for
                               at least 15 days after the trade date of
                               the purchase, or until the check has
                               cleared, whichever is later.
-------------------------------------------------------------------------
Exchanging shares              You can exchange Investor Class Shares
                               of a Fund for Investor Class Shares of any
                               other Nations Money Market Funds. You
                               can exchange Service Class Shares of a
                               Fund for Service Class Shares of any
                               other Nations Money Market Funds.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at 5:00 p.m. Eastern time each business day (unless the Fund closes early) for these share classes of each Fund.

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury
   Reserves, except:

    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES
     Here are some general rules for buying shares:

         .You buy Investor Class and Service Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Investor Class Shares or 5:30 p.m.
           Eastern time for Service Class Shares of Nations Cash Reserves and Nations Treasury Reserves, except:

             .Payment must be received for Nations Cash Reserves by 4:00 p.m.
              Eastern time on the last business day of the calendar year

             .Payment must be received for Nations Treasury Reserves by 4:00
              p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

         .If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.




[Graphic]
     EXCHANGING SHARES
     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange between the two Nations Money Market Funds described in this prospectus.

         .You must exchange at least $25,000 for Investor Class Shares or $1,000 for Service Class Shares at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]
        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class or 0.75% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class and Service Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .an additional amount of up to 0.75% of the net asset value per share on all sales of Service Class Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OR COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to its shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. Please contact your financial adviser for more information about distributions.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
      FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Year ended     Year ended   Period ended
Investor Class Shares                   03/31/02       03/31/01     03/31/00*
Net asset value, beginning of period         $1.00        $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.0285        0.0593          0.0484
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.0285)      (0.0593)        (0.0484)
Net asset value, end of period               $1.00        $1.00           $1.00
TOTAL RETURN++                               2.89%        6.09%           4.94%
===================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $4,966,158    $7,585,825      $7,068,117
Ratio of operating expenses to average
 net assets                               0.55%(a)(b)    0.55%(a)      0.55%+(a)(b)
Ratio of net investment income to
 average net assets                          2.57%        5.87%           5.02%+
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                    0.62%(a)      0.62%(a)       0.64%+(a)

                                 * Cash Reserves Investor Class Shares
                                 commenced operations on April 12, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          Year ended  Year ended Period ended
   Service Class Shares                    03/31/02    03/31/01   03/31/00*
   Net asset value, beginning of period      $1.00      $1.00       $1.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.0220      0.0528      0.0404
   LESS DISTRIBUTIONS:
   Dividends from net investment income    (0.0220)    (0.0528)    (0.0404)
   Net asset value, end of period            $1.00      $1.00       $1.00
   TOTAL RETURN++                            2.22%      5.41%       4.11%
   ==========================================================================
   RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)   $1,037,281   $913,512    $512,318
   Ratio of operating expenses to
    average net assets                    1.20%(a)(b)  1.20%(a)  1.20%+(a)(b)
   Ratio of net investment income to
    average net assets                       1.92%      5.22%       4.37%+
   Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                 1.27%(a)    1.27%(a)   1.29%+(a)

                                 * Cash Reserves Service Class Shares commenced operations on April 28, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Year ended Year ended  Period ended
Investor Class Shares                   03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period     $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0267     0.0568       0.0455
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0267)   (0.0568)     (0.0455)
Net asset value, end of period           $1.00       $1.00       $1.00
TOTAL RETURN++                           2.70%       5.83%       4.65%
==========================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $688,990   $700,202     $573,261
Ratio of operating expenses to average
 net assets                             0.55%(a)  0.55%(a)(b) 0.55%+(a)(b)
Ratio of net investment income to
 average net assets                      2.46%       5.64%       4.71%+
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                 0.62%(a)   0.62%(a)    0.63%+(a)

                                * Treasury Reserves Investor Class Shares commenced operations on April 12, 1999.
                                + Annualized.
                                ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Year ended Year ended  Period ended
Service Class Shares                    03/31/02   03/31/01    03/31/00*
Net asset value, beginning of period     $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0202     0.0503       0.0358
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0202)   (0.0503)     (0.0358)
Net asset value, end of period           $1.00       $1.00       $1.00
TOTAL RETURN++                           2.04%       5.14%       3.63%
==========================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $330,420   $343,240     $244,035
Ratio of operating expenses to average
 net assets                             1.20%(a)  1.20%(a)(b) 1.20%+(a)(b)
Ratio of net investment income to
 average net assets                      1.81%       4.99%       4.06%+
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                 1.27%(a)   1.27%(a)    1.28%+(a)

                                * Treasury Reserves Service Class Shares commenced operations on May 17, 1999.
                                + Annualized.
                                ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:
   Nations Funds Trust, 811-09645

   SVBINVSER-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1.800.303.7371.

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Service Class Shares
August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Service Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured


You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 34.


[Graphic]
        About the Funds

                   NATIONS CASH RESERVES                   4
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MONEY MARKET RESERVES           7
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TREASURY RESERVES              10
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS GOVERNMENT RESERVES            13
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MUNICIPAL RESERVES             17
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TAX-EXEMPT RESERVES            21
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS CALIFORNIA TAX-EXEMPT RESERVES 25
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS NEW YORK TAX-EXEMPT RESERVES   29
                   Sub-adviser: BACAP
                   ------------------------------------------
                   OTHER IMPORTANT INFORMATION            32
                   ------------------------------------------
                   HOW THE FUNDS ARE MANAGED              34

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             37
                 How orders are processed                        39
               How selling and servicing agents are paid         44
               Distributions and taxes                           45
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                47
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       51
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]

     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     5.41%  3.18%

          *Year-to-date return as of June 30, 2002: 0.47%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.40%
Worst: 4th quarter 2001:         0.40%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Service Class Shares 3.18%   4.29%

     *The inception date of Service Class Shares is April 28, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.12%
Other expenses                                            -----
Total annual Fund operating expenses                       1.27%
                                                          (0.07)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $396    $690    $1,528

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.


     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     5.41%  3.11%

          *Year-to-date return as of June 30, 2002: 0.42%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.40%
Worst: 4th quarter 2001: 0.36%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Service Class Shares 3.11%   4.28%

     *The inception date of Service Class Shares is May 18, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)           Service Class Shares
    Maximum sales charge (load) imposed on purchases           none
    Maximum deferred sales charge (load)                       none

    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
    Management fees                                            0.15%
    Distribution (12b-1) and shareholder servicing fees        1.00%
                                                               0.13%
    Other expenses                                            -----
    Total annual Fund operating expenses                       1.28%
                                                              (0.08)%
    Fee waivers and/or reimbursements                         -------
    Total net expenses/2/                                      1.20%
                                                              =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $398    $695    $1,538

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     5.14%  2.95%

          *Year-to-date return as of June 30, 2002: 0.41%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.35%
Worst: 4th quarter 2001: 0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Service Class Shares 2.95%   4.03%

     *The inception date of Service Class Shares is May 17, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.12%
Other expenses                                            -----
Total annual Fund operating expenses                       1.27%
                                                          (0.07)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $396    $690    $1,528

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                        [CHART]

    2000   2001
    -----  -----
    5.28%  3.02%

         *Year-to-date return as of June 30, 2002: 0.38%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.37%
Worst: 4th quarter 2001:         0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Service Class Shares  3.02%  4.15%

     *The inception date of Service Class Shares is June 8, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.13%
Other expenses                                            -----
Total annual Fund operating expenses                       1.28%
                                                          (0.08)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $398    $695    $1,538

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2001
     -----
     1.66%

          *Year-to-date return as of June 30, 2002: 0.31%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2001: 0.57%
Worst: 4th quarter 2001:         0.19%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Service Class Shares 1.66%   2.33%

     *The inception date of Service Class Shares is January 21, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.15%
Other expenses                                            -----
Total annual Fund operating expenses                       1.30%
                                                          (0.10)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $402    $703    $1,559

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

        *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                       Life of
                                               1 year 5 years 10 years  Fund*
 Investor A Shares                             2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.
[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
Other expenses                                             0.13%
                                                           -----
Total annual Fund operating expenses                       1.28%
Fee waivers and/or reimbursements                         (0.08)%
                                                          -------
Total net expenses/2/                                      1.20%
                                                           =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $398    $695    $1,538

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----
     2.84%  2.51%  2.26%  2.84%  1.71%
          *Year-to-date return as of June 30, 2002: 0.36%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  0.77%
Worst: 4th quarter 2001: 0.25%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                  Life of
                   1 year 5 years  Fund*
Daily Class Shares 1.71%   2.43%   2.45%

     *The inception date of Daily Class Shares is October 2, 1996.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.13%
Other expenses                                            -----
Total annual Fund operating expenses                       1.28%
                                                          (0.08)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Service Class Shares  $122   $398    $695    $1,538

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.



NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:
      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.
      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Service Class Shares
Maximum sales charge (load) imposed on purchases           none
Maximum deferred sales charge (load)                       none
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
Management fees                                            0.15%
Distribution (12b-1) and shareholder servicing fees        1.00%
                                                           0.41%
Other expenses/1/                                         -----
Total annual Fund operating expenses                       1.56%
                                                          (0.36)%
Fee waivers and/or reimbursements                         -------
Total net expenses/2/                                      1.20%
                                                          =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years
Service Class Shares  $122   $457

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
      How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                 Maximum   Actual fee
                                                 advisory   paid last
                                                   fee     fiscal year
          Nations Cash Reserves                    0.15%      0.15%
          Nations Money Market Reserves            0.15%      0.15%
          Nations Treasury Reserves                0.15%      0.15%
          Nations Government Reserves              0.15%      0.15%
          Nations Municipal Reserves               0.15%      0.13%
          Nations Tax-Exempt Reserves             0.15%/1/    0.17%
          Nations California Tax-Exempt Reserves   0.15%      0.15%
          Nations New York Tax-Exempt Reserves     0.15%       N/A

/1/ This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                   BACAP Team
Nations Cash Reserves                  Cash Investment Team
Nations Money Market Reserves          Cash Investment Team
Nations Treasury Reserves              Cash Investment Team
Nations Government Reserves            Cash Investment Team
Nations Municipal Reserves             Cash Investment Team
Nations Tax-Exempt Reserves            Cash Investment Team
Nations California Tax-Exempt Reserves Cash Investment Team
Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
      Buying, selling and exchanging shares

This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

  .Service Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment is $1,000. There is no minimum for additional investments.

  .The minimum initial investment is $100 using the Systematic Investment Plan.
   The minimum for additional investments under this plan is $100.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                     Ways to
                   buy, sell or             How much you can buy,
                     exchange                 sell or exchange                            Other things to know
                  --------------- ------------------------------------------ -----------------------------------------------
Buying shares     In a lump sum   minimum initial investment:                There is no limit to the amount you can invest
                                  .$1,000                                    in Service Class Shares.
                                  minimum additional investment:
                                  .none
                  Using our       minimum initial investment:                You can buy shares twice a month, monthly or
                  Systematic      .$100                                      quarterly, using automatic transfers from your
                  Investment Plan minimum additional investment:             bank account.
                                  .$100
----------------------------------------------------------------------------------------------------------------------------
Selling shares    In a lump sum   .you can sell up to $50,000 of your        We usually send you the sale proceeds on the
                                   shares by telephone, otherwise there      same day that we receive your order.
                                   are no limits to the amount you can sell

                                  .other restrictions may apply to           If you paid for your shares with a check that
                                   withdrawals from retirement plan          wasn't certified, we'll hold the sale proceeds
                                   accounts                                  when you sell those shares for at least 15 days
                                                                             after the trade date of the purchase, or until
                                                                             the check has cleared, whichever is later.

                  Using our free  .minimum $250 per check                    You can write checks for free. You can only use
                  checkwriting                                               checks to make partial withdrawals from a
                  service                                                    Fund. You can't use a check to make a full
                                                                             withdrawal from a Fund.

                  Using our       .minimum $25 per withdrawal                Your account balance must be at least $10,000
                  Automatic                                                  to set up the plan. You can make withdrawals
                  Withdrawal Plan                                            twice a month, monthly, quarterly, bi-annually
                                                                             or annually. We'll send your money by check or
                                                                             deposit it directly to your bank account.
----------------------------------------------------------------------------------------------------------------------------
Exchanging shares In a lump sum   .minimum $1,000 per exchange               You can exchange Service Class shares of a
                                                                             Fund for Service Class Shares of any other
                                                                             Nations Money Market Fund.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and class of Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.



Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Service Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:

            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year


            .Payment must be received for Nations Money Market Reserves by 4:00
             p.m. Eastern time on business days that precede the national holidays observed by this Fund

            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves.

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
      FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE
      PROCESSED.



Systematic Investment Plan
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

      .You can buy shares twice a month, monthly or quarterly.

      .You can choose to have us transfer your money on or about the 15th or the last day of the month.

      .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

Checkwriting service
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

      .Each check you write must be for $250 or more.

      .You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      .Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      .We can change or cancel the service by giving you 30 days notice in writing.

Automatic Withdrawal Plan
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  .Your account balance must be at least $10,000 to set up the plan.

  .If you set up the plan after you've opened your account, your signature must be guaranteed.

  .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  .We'll send you a check or deposit the money directly to your bank account.

  .You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Service Class Shares of a Fund for Service Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $1,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[Graphic]


      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.75% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Service Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .an additional amount of up to 0.75% of the net asset value per share on all sales of Service Class Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.



[Graphic]
      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
     FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Service Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEAR ENDED  YEAR ENDED PERIOD ENDED
SERVICE CLASS SHARES                    03/31/02    03/31/01   03/31/00*
Net asset value, beginning of period      $1.00      $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0220     0.0528       0.0404
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0220)   (0.0528)     (0.0404)
Net asset value, end of period            $1.00      $1.00        $1.00
TOTAL RETURN++                            2.22%      5.41%        4.11%
===========================================================================
RATIO TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $1,037,281  $913,512     $512,318
Ratio of operating expenses to average
 net assets                            1.20%(a)(b)  1.20%(a)   1.20%+(a)(b)
Ratio of net investment income to
 average net assets                       1.92%      5.22%        4.37%+
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                 1.27%(a)    1.27%(a)    1.29%+(a)

                                 * Cash Reserves Service Class Shares commenced operations on April 28, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED YEAR ENDED  PERIOD ENDED
   SERVICE CLASS SHARES                    03/31/02   03/31/01    03/31/00*
   Net asset value, beginning of period     $1.00       $1.00       $1.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.0211     0.0525       0.0386
   LESS DISTRIBUTIONS:
   Dividends from net investment income    (0.0211)   (0.0525)     (0.0386)
   Net asset value, end of period           $1.00       $1.00       $1.00
   TOTAL RETURN++                           2.13%       5.38%       3.93%
   ==========================================================================
   RATIO TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)    $139,024   $203,160     $80,500
   Ratio of operating expenses to average
    net assets                             1.20%(a)  1.20%(a)(b) 1.20%+(a)(b)
   Ratio of net investment income to
    average net assets                      1.85%       5.19%       4.64%+
   Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                 1.28%(a)   1.27%(a)    1.33%+(a)

                                 * Money Market Reserves Service Class Shares commenced operations on May 18, 1999. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED YEAR ENDED  PERIOD ENDED
   SERVICE CLASS SHARES                    03/31/02   03/31/01    03/31/00*
   Net asset value, beginning of period     $1.00       $1.00       $1.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.0202     0.0503       0.0358
   LESS DISTRIBUTIONS:
   Dividends from net investment income    (0.0202)   (0.0503)     (0.0358)
   Net asset value, end of period           $1.00       $1.00       $1.00
   TOTAL RETURN++                           2.04%       5.14%       3.63%
   ==========================================================================
   RATIO TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)    $330,420   $343,240     $244,035
   Ratio of operating expenses to average
    net assets                             1.20%(a)  1.20%(a)(b) 1.20%+(a)(b)
   Ratio of net investment income to
    average net assets                      1.81%       4.99%       4.06%+
   Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                 1.27%(a)   1.27%(a)    1.28%+(a)

                                 * Treasury Reserves Service Class Shares commenced operations on May 17, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED YEAR ENDED  PERIOD ENDED
   SERVICE CLASS SHARES                    03/31/02   03/31/01    03/31/00*
   Net asset value, beginning of period     $1.00       $1.00       $1.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                   $0.0203     0.0515       0.0348
   LESS DISTRIBUTIONS:
   Dividends from net investment income    (0.0203)   (0.0515)     (0.0348)
   Net asset value, end of period           $1.00       $1.00       $1.00
   TOTAL RETURN++                           2.05%       5.27%       3.53%
   ==========================================================================
   RATIO TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)    $36,505     $26,001     $10,000
   Ratio of operating expenses to average
    net assets                             1.20%(a)  1.20%(a)(b) 1.20%+(a)(b)
   Ratio of net investment income to
    average net assets                      1.70%       5.06%       4.26%+
   Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                 1.28%(a)   1.29%(a)    1.29%+(a)

                                 * Government Reserves Service Class Shares commenced operations on June 8, 1999. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEAR ENDED YEAR ENDED PERIOD ENDED
SERVICE CLASS SHARES                    03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period     $1.00      $1.00       $1.00
Net investment income                    0.0123     0.0292      0.0048
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0123)   (0.0292)    (0.0048)
Net asset value, end of period           $1.00      $1.00       $1.00
TOTAL RETURN++                           1.24%      2.96%       0.48%
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)  $15,001    $10,000      $1,000
Ratio of operating expenses to average
 net assets                              1.16%      1.20%       1.20%+
Ratio of net investment income to
 average net assets                      1.03%      2.93%       2.29%+
Ratio of expenses to average
 net assets without waivers
 and/or expense reimbursements           1.30%      1.29%       1.30%+

                                 * Municipal Reserves Service Class Shares commenced operations on January 21, 2000. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT RESERVES
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                       PERIOD ENDED
SERVICE CLASS SHARES                    03/31/02*
Net asset value, beginning of period      $1.00
Net investment income                    0.0000#
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0000)#
Net asset value, end of period            $1.00
TOTAL RETURN++                           0.00%#
===================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)     $1
Ratio of operating expenses to average
 net assets                              1.20%+
Ratio of net investment income to
 average net assets                      0.03%+
Ratio of expenses to average
 net assets without waivers
 and/or expense reimbursements           5.51%+

                                 * New York Tax-Exempt Reserves Service Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $0.0001 or 0.01%, as applicable.

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     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



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        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number:
     Nations Funds Trust, 811-09645

     SERVICE - 0802


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      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors)

                   1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  [LOGO] Nations Funds

                                    [Graphic]


   NOT FDIC INSURED
   MAY LOSE VALUE
   NO BANK GUARANTEE





     Money Market Funds

     PROSPECTUS -- INSTITUTIONAL CLASS SHARES

     AUGUST 1, 2002




NATIONS CASH RESERVES






THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
       YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 20.

     YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about one Nations Money Market Fund -- Nations Cash Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Fund. This class of shares is designed primarily for institutional investors that purchase their shares through financial institutions or intermediaries. Please turn to Buying and selling shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUND
Nations Cash Reserves seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Cash Reserves may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

It may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call your investment professional at 1.800.303.7371.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


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     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

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     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 9.



[Graphic]
       About the Fund

                  NATIONS CASH RESERVES                      4
                  Sub-adviser: BACAP
                  --------------------------------------------
                  OTHER IMPORTANT INFORMATION                7
                  --------------------------------------------
                  HOW THE FUND IS MANAGED                    9

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      About your investment

                  INFORMATION FOR INVESTORS
                    Buying and selling shares               12
                    Shareholder administration fees         15
                    Distributions and taxes                 16
                  --------------------------------------------
                  FINANCIAL HIGHLIGHTS                      18
                  --------------------------------------------
                  TERMS USED IN THIS PROSPECTUS             20
                  --------------------------------------------
                  WHERE TO FIND MORE INFORMATION    BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 10.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .commercial paper

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

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     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S 7-DAY YIELD.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                    [CHART]

 2001
-----
4.18%


          *Year-to-date return as of June 30, 2002:  0.95%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:  1.43%
Worst: 4th quarter 2001: 0.64%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                      Life of
                           1 year      Fund*
Institutional Class Shares 4.18%       4.37%

     *The inception date of Institutional Class Shares is November 30, 2000.

[Graphic]

     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


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     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                        0.15%
 Shareholder administration fees                        0.04%
                                                        0.12%
 Other expenses                                        -----
 Total annual Fund operating expenses                   0.31%
                                                       (0.07)%
 Fee waivers and/or reimbursements                     -------
 Total net expenses/2/                                  0.24%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $93    $167     $387

[Graphic]
       Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



[Graphic]
        How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family including the Money Market Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                      Maximum  Actual fee
                      advisory  paid last
                        fee    fiscal year
Nations Cash Reserves  0.15%      0.15%

[Graphic]
     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Fund. The Cash Investment Team is responsible for making the day-to-day investment decisions for the Fund.

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     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201



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     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly. The Fund also pays shareholder administration fees to BA Advisors, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------



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     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.



[Graphic]
       Buying and selling shares

This prospectus offers Institutional Class Shares of the Fund. Here are some general rules about this class of shares:

.. Institutional Class Shares are available to institutional investors on a direct basis or through financial institutions or intermediaries. These include:

  .Bank of America and certain of its affiliates

  .certain other financial institutions and intermediaries, including financial planners and investment advisers.

.. The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

.. There is no minimum amount for additional investments.

.. There are no sales charges for buying or selling these shares.

You'll find more information about buying and selling Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying and selling shares, which may be different from those described here, and about its related services and programs.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying or selling, or you need help placing an order, please call your investment professional at 1.800.303.7371.

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     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. NATIONS CASH RESERVES RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share at 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in Nations Cash Reserves.

HOW ORDERS ARE PROCESSED
Orders to buy or sell shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, except:

      .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy shares. If this happens, we'll return any money we've received.

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     BUYING SHARES
     Here are some general rules for buying shares:

         .You buy Institutional Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early), or we'll refuse the order:

        . 5:30 p.m. Eastern time for Nations Cash Reserves, except:

          . Payment must be received for Nations Cash Reserves by 4:00 p.m.
            Eastern time on the last business day of the calendar year

     If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

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     SELLING SHARES
     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

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     FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


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       Shareholder administration fees

BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Fund under a shareholder administration plan.

Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment.

The Fund pays these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BA Advisors and Stephens may pay amounts from their own assets to servicing agents of the Fund for services they provide.

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     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


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       Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year. The Fund declares distributions of net investment income each business day, and pays them on the first business day of each month. Normally, the Fund will declare and pay distributions of net investment income as indicated above. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.303.7371.

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     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

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     FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of the Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Fund does not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
       Financial highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED  PERIOD ENDED
INSTITUTIONAL CLASS SHARES                 03/31/02    03/31/01*
Net asset value, beginning of period         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.0316      0.0192
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.0316)    (0.0192)
Net asset value, end of period               $1.00       $1.00
TOTAL RETURN++                               3.21%       1.90%
===================================================================
RATIO TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $3,257,737   $651,116
Ratio of operating expenses to average
  net assets                              0.24%(a)(b)  0.24%+(a)
Ratio of net investment income to average
  net assets                                 2.88%      6.18%+
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                   0.31%(a)    0.31%+(a)

                                 * Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:
   Nations Funds Trust, 811-09645

   SVBINST-0802

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      Where to find more information


You'll find more information about Nations Cash Reserves in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

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     STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling 1.800.303.7371.

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                            [LOGO] Nations Funds

                                    [GRAPHIC]

Money Market Funds
--------------------------------
Prospectus -- Trust Class Shares

August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations
Government
Reserves

Nations
Municipal Reserves

Nations Tax-Exempt
Reserves

Nations
California
Tax-Exempt
Reserves

Nations
New York
Tax-Exempt
Reserves



The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

                                                              Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee

                                                            [LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
     YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 49.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Trust Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as fiduciary, agent or custodian. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

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     YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 33.

[Graphic]

        About the Funds


               NATIONS CASH RESERVES                            4
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS MONEY MARKET RESERVES                    7
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS TREASURY RESERVES                       10
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS GOVERNMENT RESERVES                     13

               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS MUNICIPAL RESERVES                      16
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS TAX-EXEMPT RESERVES                     20
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS CALIFORNIA TAX-EXEMPT RESERVES          24
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS NEW YORK TAX-EXEMPT RESERVES            28
               Sub-adviser: BACAP
               --------------------------------------------------
               OTHER IMPORTANT INFORMATION                     31
               --------------------------------------------------
               HOW THE FUNDS ARE MANAGED                       33

[Graphic]
       About your investment

               INFORMATION FOR INVESTORS
                 Buying, selling and exchanging shares         36
                 Shareholder administration fees               41
                 Distributions and taxes                       42
               --------------------------------------------------
               FINANCIAL HIGHLIGHTS                            44
               --------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                   49
               --------------------------------------------------
               WHERE TO FIND MORE INFORMATION          BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

     2000   2001
     -----  -----
     6.36%  4.12%

          *Year-to-date return as of June 30, 2002: 0.92%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.63%
                     Worst: 4th quarter 2001:         0.62%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Trust Class Shares 4.12%   5.24%

     *The inception date of Trust Class Shares is May 17, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (Fees paid directly from your investment)           Trust Class Shares
      Maximum sales charge (load) imposed on purchases         none
      Maximum deferred sales charge (load)                     none

     ANNUAL FUND OPERATING EXPENSES/1/
     (Expenses that are deducted from the Fund's assets)
      Management fees                                          0.15%
      Shareholder administration fees                          0.10%
                                                               0.12%
      Other expenses                                           -----
      Total annual Fund operating expenses                     0.37%
                                                              (0.07)%
      Fee waivers and/or reimbursements                       -------
      Total net expenses/2/                                    0.30%
                                                               =====

  /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

  /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31    $112    $201     $461

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
       YOU'LL FIND MORE ABOUT
       BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

   [Graphic]
    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.
[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2001
     -----
     4.04%

          *Year-to-date return as of June 30, 2002: 0.87%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                         Best: 1st quarter 2001:  1.41%
                         Worst: 4th quarter 2001: 0.59%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Trust Class Shares 4.04%   5.11%

     *The inception date of Trust Class Shares is March 22, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]

     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                                    Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases      none
         Maximum deferred sales charge (load)                  none

        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
         Management fees                                       0.15%
         Shareholder administration fees                       0.10%
                                                               0.13%
         Other expenses                                        -----
         Total annual Fund operating expenses                  0.38%
                                                              (0.08)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                 0.30%
                                                               =====

   /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31   $114     $205     $473

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONER'S APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     6.09%  3.88%

          *Year-to-date return as of June 30, 2002: 0.86%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                                 1.58%
Worst: 4th quarter 2001:                                0.56%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                     Life of
                                              1 year  Fund*
Trust Class Shares                            3.88%   4.97%

     *The inception date of Trust Class Shares is May 17, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases        none
         Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
         Management fees                                        0.15%
         Shareholder administration fees                        0.10%
                                                                0.12%
         Other expenses                                         -----
         Total annual Fund operating expenses                   0.37%
                                                              (0.07)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                  0.30%
                                                                =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31    $112    $201     $461

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

       .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
       .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
       .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

     2000   2001
     -----  -----
     6.23%  3.95%

          *Year-to-date return as of June 30, 2002: 0.83%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                   Best: 3rd and 4th quarters 2000: 1.60%
                   Worst: 4th quarter 2001:         0.57%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Trust Class Shares 3.95%   5.08%

     *The inception date of Trust Class Shares is May 17, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                   Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases      none
         Maximum deferred sales charge (load)                  none

         ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
         Management fees                                        0.15%
         Shareholder administration fees                        0.10%
                                                               0.13%
         Other expenses                                        -----
         Total annual Fund operating expenses                   0.38%
                                                              (0.08)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                  0.30%
                                                                =====

   /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31    $114    $205     $473

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     3.93%  2.57%

          *Year-to-date return as of June 30, 2002: 0.64%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                         Best: 4th quarter 2000:  1.03%
                         Worst: 4th quarter 2001: 0.41%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                          Life of
                   1 year  Fund*
Trust Class Shares 2.57%   3.23%

     *The inception date of Trust Class Shares is May 17, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                                     Trust Class
 (Fees paid directly from your investment)              Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
 Management fees                                          0.15%
 Shareholder administration fees                          0.10%
                                                          0.15%
 Other expenses                                           -----
 Total annual Fund operating expenses                     0.40%
                                                        (0.10)%
 Fee waivers and/or reimbursements                      -------
                                                          0.30%
 Total net expenses/2/                                    =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31    $118    $214     $495

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

        *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases      none
         Maximum deferred sales charge (load)                  none
        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
         Management fees                                       0.15%
         Shareholder administration fees                       0.10%
                                                               0.13%
         Other expenses                                        -----
         Total annual Fund operating expenses                  0.38%
                                                              (0.08)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                 0.30%
                                                               =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year 3 years 5 years 10 years
Trust Class Shares  $31    $114    $205     $473

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     2000   2001
     -----  -----
     3.35%  2.22%

          *Year-to-date return as of June 30, 2002: 0.61%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 2nd and 4th quarters 2000: 0.89%
                     Worst: 4th quarter 2001:         0.38%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                 Life of
                                          1 year  Fund*
                       Trust Class Shares  2.22%  2.84%

     *The inception date of Trust Class Shares is May 24, 1999.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases        none
         Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES/1/
        (Expenses that are deducted from the Fund's assets)
         Management fees                                        0.15%
         Shareholder administration fees                        0.10%
                                                                0.13%
         Other expenses                                         -----
         Total annual Fund operating expenses                   0.38%
                                                              (0.08)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                  0.30%
                                                                =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year 3 years 5 years 10 years
               Trust Class Shares  $31    $114    $205     $473

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

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     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:
      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.
      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                                    Trust Class
        (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases      none
         Maximum deferred sales charge (load)                  none

        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the Fund's assets)
         Management fees                                       0.15%
         Shareholder administration fees                       0.10%
                                                               0.41%
         Other expenses/1/                                     -----
         Total annual Fund operating expenses                  0.66%
                                                              (0.36)%
         Fee waivers and/or reimbursements                    -------
         Total net expenses/2/                                 0.30%
                                                               =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year 3 years
                       Trust Class Shares  $31    $175

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        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

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     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                       Maximum    Actual fee
                                       advisory    paid last
                                         fee      fiscal year
Nations Cash Reserves                    0.15%       0.15%
Nations Money Market Reserves            0.15%       0.15%
Nations Treasury Reserves                0.15%       0.15%
Nations Government Reserves              0.15%       0.15%
Nations Municipal Reserves               0.15%       0.13%
Nations Tax-Exempt Reserves              0.15%/1/    0.17%
Nations California Tax-Exempt Reserves   0.15%       0.15%
Nations New York Tax-Exempt Reserves     0.15%        N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

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   BANC OF AMERICA
   CAPITAL MANAGEMENT, LLC

   ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255




INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

          Fund                                   BACAP Team
          Nations Cash Reserves                  Cash Investment Team
          Nations Money Market Reserves          Cash Investment Team
          Nations Treasury Reserves              Cash Investment Team
          Nations Government Reserves            Cash Investment Team
          Nations Municipal Reserves             Cash Investment Team
          Nations Tax-Exempt Reserves            Cash Investment Team
          Nations California Tax-Exempt Reserves Cash Investment Team
          Nations New York Tax-Exempt Reserves   Cash Investment Team

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     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BA Advisors or financial institutions for providing services to investors.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.




[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

..Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

  .Bank of America and certain of its affiliates

  .certain other financial institutions and intermediaries, including financial planners and investment advisers

  .institutional investors

  .charitable foundations

  .endowments

  .other funds in the Nations Funds Family.

..The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Trust Class Shares.

..There is no minimum amount for additional investments.

..There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves
  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves
  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:
    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year
    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund
    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund
  .2:30 p.m. Eastern time for Nations Government Reserves
  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves
  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES
     Here are some general rules for buying shares:

         .You buy Trust Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

           .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
            Market Reserves and Nations Treasury Reserves, except:

             .Payment must be received for Nations Cash Reserves by 4:00 p.m.
              Eastern time on the last business day of the calendar year

             .Payment must be received for Nations Money Market Reserves by
              4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

             .Payment must be received for Nations Treasury Reserves by 4:00
              p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           .4:00 p.m. Eastern time for Nations Government Reserves, Nations
            Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
     SELLING SHARES
     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES
     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Trust Class Shares of a Fund for:

            .Primary A shares of all other Nations Funds, except Nations Money
             Market Funds

            .Trust Class Shares of Nations Money Market Funds.

         .You must exchange at least $250,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[Graphic]
     FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

Shareholder administration fees

BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Trust Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BA Advisors and Stephens may pay amounts from their own assets to servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A
     FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
     FOR MORE INFORMATION
     ABOUT TAXES, PLEASE
     SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  YEAR ENDED PERIOD ENDED
 TRUST CLASS SHARES                         03/31/02    03/31/01   03/31/00*
 Net asset value, beginning of period         $1.00      $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.0310      0.0618      0.0463
 LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.0310)    (0.0618)    (0.0463)
 Net asset value, end of period               $1.00      $1.00       $1.00
 TOTAL RETURN++                               3.14%      6.36%       4.72%
===============================================================================
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
 Net assets, end of period (in 000's)      $2,686,258  $2,676,204  $1,719,142
 Ratio of operating expenses to average
  net assets                               0.30%(a)(b)  0.30%(a)  0.30%+(a)(b)
 Ratio of net investment income to average
  net assets                                  2.82%      6.12%       5.27%+
 Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                    0.37%(a)    0.37%(a)   0.39%+(a)

                                 * Cash Reserves Trust Class Shares commenced operations on May 17, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED YEAR ENDED  PERIOD ENDED
 TRUST CLASS SHARES                         03/31/02   03/31/01    03/31/00*
 Net asset value, beginning of period        $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.0301     0.0615       0.0016
 LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.0301)   (0.0615)     (0.0016)
 Net asset value, end of period              $1.00       $1.00       $1.00
 TOTAL RETURN++                              3.05%       6.33%       0.16%
 ===============================================================================
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
 Net assets, end of period (in 000's)      $1,311,771   $67,422       $38
 Ratio of operating expenses to average
  net assets                                0.30%(a)  0.30%(a)(b) 0.30%+(a)(b)
 Ratio of net investment income to average
  net assets                                 2.75%       6.09%       5.54%+
 Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                    0.38%(a)   0.37%(a)    0.43%+(a)

                                 * Money Market Reserves Trust Class Shares commenced operations on March 22, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS TREASURY RESERVES                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED     YEAR ENDED      PERIOD ENDED
 TRUST CLASS SHARES                         03/31/02       03/31/01        03/31/00*
 Net asset value, beginning of period        $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.0292         0.0593           0.0436
 LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.0292)       (0.0593)         (0.0436)
 Net asset value, end of period              $1.00           $1.00           $1.00
 TOTAL RETURN++                              2.96%           6.09%           4.45%
==========================================================================================
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)       $399,582       $315,854         $506,339
 Ratio of operating expenses to average
  net assets                                0.30%(a)      0.30%(a)(b)     0.30%+(a)(b)
 Ratio of net investment income to average
  net assets                                 2.71%           5.89%           4.96%+
 Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                    0.37%(a)       0.37%(a)        0.38%+(a)

                                 * Treasury Reserves Trust Class Shares
                                 commenced operations on May 17, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 NATIONS GOVERNMENT RESERVES               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED     YEAR ENDED      PERIOD ENDED
 TRUST CLASS SHARES                         03/31/02       03/31/01        03/31/00*
 Net asset value, beginning of period        $1.00           $1.00           $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.0293         0.0605           0.0448
 LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.0293)       (0.0605)         (0.0448)
 Net asset value, end of period              $1.00           $1.00           $1.00
 TOTAL RETURN++                              2.97%           6.22%           4.57%
==========================================================================================
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)       $289,252       $222,765         $125,504
 Ratio of operating expenses to average
  net assets                                0.30%(a)      0.30%(a)(b)     0.30%+(a)(b)
 Ratio of net investment income to average
  net assets                                 2.60%           5.96%           5.16%+
 Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                    0.38%(a)       0.39%(a)        0.39%+(a)

                                 * Government Reserves Trust Class Shares commenced operations on May 17, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEAR ENDED YEAR ENDED PERIOD ENDED
  TRUST CLASS SHARES                         03/31/02   03/31/01   03/31/00*
 Net asset value, beginning of period         $1.00      $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.0205     0.0382      0.0280
 LESS DISTRIBUTIONS:
 Dividends from net investment income        (0.0205)   (0.0382)    (0.0280)
 Net asset value, end of period               $1.00      $1.00       $1.00
 TOTAL RETURN++                               2.07%      3.88%       2.83%
================================================================================
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
 Net assets, end of period (in 000's)        $491,711   $488,191    $526,831
 Ratio of operating expenses to average net
  assets                                      0.30%      0.30%       0.30%+
 Ratio of net investment income to average
  net assets                                  1.93%      3.83%       3.19%+
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.40%      0.39%       0.40%+

                                 * Municipal Reserves Trust Class Shares
                                 commenced operations on May 17, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED   YEAR ENDED
TRUST CLASS SHARES                            03/31/02*   03/31/01   03/31/00   03/31/99     03/31/98
OPERATING PERFORMANCE:
Net asset value, beginning of year              $1.00      $1.00      $1.00        $1.00        $1.00
Net investment income                           0.0204     0.0383     0.0321       0.0312       0.0345
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0204)   (0.0383)   (0.0321)     (0.0312)     (0.0345)
Net asset value, end of year                    $1.00      $1.00      $1.00        $1.00        $1.00
TOTAL RETURN++                                  2.06%      3.89%      3.26%        3.17%        3.48%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)            $2,606,052 $2,383,067 $2,037,742   $2,132,148   $2,001,083
Ratio of operating expenses to average net
 assets                                         0.30%      0.30%      0.30%       0.30%(a)     0.30%(a)
Ratio of net investment income to average net
 assets                                         2.00%      3.80%      3.20%        3.11%        3.43%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.33%      0.33%      0.42%       0.55%(a)     0.56%(a)

                                 * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Tax Exempt Fund Primary A Shares which were reorganized into Nations Tax-Exempt Reserves Trust Class Shares as of May 10, 2002.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     YEAR ENDED YEAR ENDED PERIOD ENDED
 TRUST CLASS SHARES                   03/31/02   03/31/01   03/31/00*
Net asset value, beginning of period   $1.00      $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.0189     0.0323      0.0239
LESS DISTRIBUTIONS:
Dividends from net investment income  (0.0189)   (0.0323)    (0.0239)
Net asset value, end of period         $1.00      $1.00       $1.00
TOTAL RETURN++                         1.91%      3.27%       2.41%
========================================================================
RATIO TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)  $360,892   $338,801    $394,837
Ratio of operating expenses to
 average net assets                    0.30%      0.30%       0.30%+
Ratio of net investment income to
 average net assets                    1.27%      3.23%       2.70%+
Ratio of operating expenses to
 average net assets without waivers
 and/or expense reimbursements         0.38%      0.38%       0.38%+

                                 * California Tax-Exempt Reserves Trust Class
                                 Shares commenced operations on May 24, 1999.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES
                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD ENDED
             TRUST CLASS SHARES                         03/31/02*
            Net asset value, beginning of period          $1.00
            Net investment income                         0.0012
            LESS DISTRIBUTIONS:
            Dividends from net investment income         (0.0012)
            Net asset value, end of period                $1.00
            TOTAL RETURN++                                0.12%
            ========================================================
            RATIOS/SUPPLEMENTAL DATA:
            Net assets at end of period (in 000's)         $826
            Ratio of operating expenses to average net    0.30%+
             assets
            Ratio of net investment income to average
             net assets                                   0.93%+
            Ratio of operating expenses to average
             net assets without waivers and/or
             expense reimbursements                       4.61%+

                                 * New York Tax-Exempt Reserves Trust Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:

   Nations Funds Trust, 811-09645

   TRUST - 0802


[Graphic]
        Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors)
      1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                            [LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Liquidity Class Shares

August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
      YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 50.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Liquidity Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC


     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 34.



[Graphic]
        About the Funds

             NATIONS CASH RESERVES                                4
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MONEY MARKET RESERVES                        7
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TREASURY RESERVES                           10
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS GOVERNMENT RESERVES                         13
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS MUNICIPAL RESERVES                          17
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS TAX-EXEMPT RESERVES                         21
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS CALIFORNIA TAX-EXEMPT RESERVES              25
             Sub-adviser: BACAP
             ------------------------------------------------------
             NATIONS NEW YORK TAX-EXEMPT RESERVES                29
             Sub-adviser: BACAP
             ------------------------------------------------------
             OTHER IMPORTANT INFORMATION                         32
             ------------------------------------------------------
             HOW THE FUNDS ARE MANAGED                           34

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and exchanging shares             37
               How selling and servicing agents are paid         42
               Distributions and taxes                           43
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                45
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       50
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

   1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  3.45%   2.78%   3.83%   5.86%   5.29%   5.46%   5.42%   5.06%   6.31%   4.06%



          *Year-to-date return as of June 30, 2002:  0.90%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.62%
Worst: 4th quarter 2001:         0.61%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                               Life of
                       1 year 5 years 10 years  Fund*
Liquidity Class Shares 4.06%   5.26%   4.75%    4.84%

     *The inception date of Liquidity Class Shares is January 9, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
                                                         0.12%
Other expenses                                           -----
Total annual Fund operating expenses                     1.12%
                                                        (0.77)%
Fee waivers and/or reimbursements                       -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year 3 years 5 years 10 years
Liquidity Class Shares  $36    $279    $542    $1,294

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1999   2000   2001
     -----  -----  -----
     5.05%  6.30%  3.99%

          *Year-to-date return as of June 30, 2002:  0.84%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.61%
Worst: 4th quarter 2001:         0.58%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                              Life of
                       1 year  Fund*
Liquidity Class Shares 3.99%   5.12%

     *The inception date of Liquidity Class Shares is August 7, 1998.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses                                           0.13%
                                                         -----
Total annual Fund operating expenses                     1.13%
Fee waivers and/or reimbursements                       (0.78)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Liquidity Class Shares                         $36    $282    $547    $1,305

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument. Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     3.31%  2.61%  3.77%  5.70%  5.17%  5.32%  5.23%  4.77%  6.03%  3.83%



          *Year-to-date return as of June 30, 2002:  0.84%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                       1.57%
Worst: 4th quarter 2001:                      0.55%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                      Life of
                                              1 year 5 years 10 years  Fund*
Liquidity Class Shares                        3.83%   5.03%   4.57%    4.64%

     *The inception date of Liquidity Class Shares is January 11, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.90%
Other expenses                                           0.12%
                                                         -----
Total annual Fund operating expenses                     1.17%
Fee waivers and/or reimbursements                       (0.82)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 year 3 years 5 years 10 years
Liquidity Class Shares                    $36    $290    $564    $1,347

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS GOVERNMENT RESERVES


[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
       YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
     ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
     3.42% 2.64% 3.67% 5.66% 5.19% 5.34% 5.27% 4.87% 6.17% 3.90%

          *Year-to-date return as of June 30, 2002:  0.80%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:                                      1.59%
Worst: 4th quarter 2001:                                     0.55%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                 Life of
                                         1 year 5 years 10 years  Fund*
Liquidity Class Shares                   3.90%   5.11%   4.61%    4.69%

     *The inception date of Liquidity Class Shares is January 14, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses                                           0.13%
                                                         -----
Total annual Fund operating expenses                     1.13%
Fee waivers and/or reimbursements                       (0.78)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Liquidity Class Shares                         $36    $282    $547    $1,305

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]

     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.53%  1.95%  2.52%  3.64%  3.27%  3.42%  3.24%  3.00%  3.88%  2.52%


          *Year-to-date return as of June 30, 2002:  0.61%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:       1.02%
Worst: 4th quarter 2001:      0.39%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
             Liquidity Class Shares 2.52%   3.21%   2.99%    3.21%

     *The inception date of Liquidity Class Shares is June 1, 1990.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses                                           0.15%
                                                         -----
Total annual Fund operating expenses                     1.15%
Fee waivers and/or reimbursements                       (0.80)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Liquidity Class Shares                         $36    $286    $556    $1,326

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

          *Year-to-date return as of June 30, 2002:   0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000:              0.94%
Worst: 4th quarter 2001:                      0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                                      Life of
                                              1 year 5 years 10 years  Fund*
Investor A Shares                             2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES--SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses                                           0.13%
                                                         -----
Total annual Fund operating expenses                     1.13%
Fee waivers and/or reimbursements                       (0.78)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this information will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Liquidity Class Shares                         $36    $282    $547    $1,305

[Graphic]
     ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
    YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                         [CHART]

      1994    1995    1996    1997    1998    1999    2000    2001
     -----   -----   -----   -----   -----   -----   -----   -----
     2.37%   3.40%   2.96%   3.14%   2.82%   2.60%   3.20%   2.07%




          *Year-to-date return as of June 30, 2002: 0.53%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  0.88%
Worst: 4th quarter 2001: 0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 2.07%   2.76%   2.74%

     *The inception date of Adviser Class Shares is March 1, 1993.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses                                           0.13%
                                                         -----
Total annual Fund operating expenses                     1.13%
Fee waivers and/or reimbursements                       (0.78)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year 3 years 5 years 10 years
Liquidity Class Shares  $36    $282    $547    $1,305

[Graphic]
     ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
    YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS NEW YORK TAX-EXEMPT RESERVES

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     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

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     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

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    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



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     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


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     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Liquidity Class
(Fees paid directly from your investment)               Shares
Maximum sales charge (load) imposed on purchases         none
Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
Management fees                                          0.15%
Distribution (12b-1) and shareholder servicing fees      0.85%
Other expenses/1/                                        0.41%
                                                        -----
Total annual Fund operating expenses                     1.41%
Fee waivers and/or reimbursements                       (1.06)%
                                                        -------
Total net expenses/2/                                    0.35%
                                                        =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 year 3 years
Liquidity Class Shares                                   $36    $342

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        Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

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     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


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        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                       Maximum    Actual fee
                                       advisory    paid last
                                         fee      fiscal year
Nations Cash Reserves                     0.15%      0.15%
Nations Money Market Reserves             0.15%      0.15%
Nations Treasury Reserves                 0.15%      0.15%
Nations Government Reserves               0.15%      0.15%
Nations Municipal Reserves                0.15%      0.13%
Nations Tax-Exempt Reserves               0.15%/1/   0.17%
Nations California Tax-Exempt Reserves    0.15%      0.15%
Nations New York Tax-Exempt Reserves      0.15%       N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

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     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

 Fund                                              BACAP Team
Nations Cash Reserves                              Cash Investment Team
Nations Money Market Reserves                      Cash Investment Team
Nations Treasury Reserves                          Cash Investment Team
Nations Government Reserves                        Cash Investment Team
Nations Municipal Reserves                         Cash Investment Team
Nations Tax-Exempt Reserves                        Cash Investment Team
Nations California Tax-Exempt Reserves             Cash Investment Team
Nations New York Tax-Exempt Reserves               Cash Investment Team

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     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

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     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


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     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

  .Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Liquidity Class Shares.

  .There is no minimum for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

      .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

      .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
       Eastern time on business days that precede the national holidays observed by the Fund

      .Orders must be received for Nations Treasury Reserves by 3:00 p.m.
       Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Liquidity Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:

               .Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

               .Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               .Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.



[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Liquidity Class Shares of a Fund for Liquidity Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $500,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

     THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]

       How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds, some or all of which may be paid to selling agents. Stephens may not carry forward any of these expenses for reimbursement in future years.

Stephens may also receive a maximum annual distribution (12b-1) fee of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds (up to 0.35% of Liquidity Class Shares of Nations Treasury Reserves). Stephens may use this fee to compensate certain financial institutions that provide administrative or distribution services.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Liquidity Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
      FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Liquidity Class Shares of Nations Tax-Exempt Reserves are not provided because this class of shares of this Fund had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Year ended  Year ended Year ended  Period ended Year ended Year ended
 LIQUIDITY CLASS SHARES                 03/31/02    03/31/01   03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period      $1.00      $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0305      0.0613     0.0517       0.0470      0.0539     0.0516
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0305)    (0.0613)   (0.0517)     (0.0470)    (0.0539)   (0.0516)
Net asset value, end of period            $1.00      $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                            3.09%      6.30%       5.30%       4.80%       5.53%      5.28%
============================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $1,742,687  $1,476,883 $1,396,969   $1,423,382  $1,107,869  $419,851
Ratio of operating expenses to average
 net assets                            0.35%(a)(b)  0.35%(a)  0.35%(a)(b)  0.35%+(a)    0.35%(b)    0.35%
Ratio of net investment income to
 average net assets                       2.77%      6.07%       5.22%       5.09%+      5.39%      5.17%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                 1.12%(a)    1.12%(a)   1.14%(a)    1.28%+(a)     1.29%      0.60%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Year ended Year ended  Year ended  Period ended
 LIQUIDITY CLASS SHARES                 03/31/02   03/31/01    03/31/00   03/31/99*,**
Net asset value, beginning of period     $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.0296     0.0610      0.0520      0.0281
LESS DISTRIBUTIONS:
Dividends from net investment income    (0.0296)   (0.0610)    (0.0520)    (0.0281)
Net asset value, end of period           $1.00       $1.00       $1.00       $1.00
TOTAL RETURN++                           3.00%       6.27%       5.32%       2.87%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $566,000  $1,085,231   $946,156     $1,078
Ratio of operating expenses to average
 net assets                             0.35%(a)  0.35%(a)(b) 0.35%(a)(b)  0.35%+(a)
Ratio of net investment income to
 average net assets                      2.70%       6.04%       5.49%      4.72%+
Ratio of operating expenses to average
 net assets without waivers and/
 or expense reimbursements              1.13%(a)   1.12%(a)    1.18%(a)    1.31%+(a)

                                 * Money Market Reserves Liquidity Class Shares commenced operations on August 7, 1998.
                                 ** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Year ended Year ended  Year ended  Period ended Year ended Year ended
LIQUIDITY CLASS SHARES               03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of
 period                               $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                 0.0287     0.0588      0.0489      0.0448       0.0526     0.0504
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              (0.0287)   (0.0588)    (0.0489)    (0.0448)     (0.0526)   (0.0504)
Net asset value, end of period        $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                        2.90%       6.04%       5.00%       4.58%       5.38%      5.15%
========================================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                              $370,139   $348,850    $364,761    $304,387     $743,410   $81,575
Ratio of operating expenses to
 average net assets                  0.35%(a)  0.35%(a)(b) 0.35%(a)(b)  0.35%+(a)     0.35%      0.35%
Ratio of net investment income to
 average net assets                   2.66%       5.84%       4.91%      4.84%+       5.26%      5.05%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                      1.17%(a)   1.17%(a)    1.18%(a)    1.35%+(a)     1.35%      0.61%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               Year ended Year ended  Year ended  Period ended Year ended Year ended
LIQUIDITY CLASS SHARES          03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of
 period                          $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income            0.0286     0.0600      0.0501      0.0454       0.0528     0.0505
LESS DISTRIBUTIONS:
Dividends from net investment
 income                         (0.0286)   (0.0600)    (0.0501)    (0.0454)     (0.0528)   (0.0505)
Net asset value, end of period   $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                   2.91%       6.16%       5.12%       4.63%       5.40%      5.19%
====================================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                         $164,296   $468,083    $140,328     $59,551     $32,773     $6,482
Ratio of operating expenses
 to average net assets          0.35%(a)  0.35%(a)(b) 0.35%(a)(b)  0.35%+(a)     0.35%     0.35%(a)
Ratio of net investment
 income to average net assets    2.55%       5.91%       5.11%      4.90%+       5.28%      5.07%
Ratio of operating expenses
 to average net assets
 without waivers and/or
 expense reimbursements         1.13%(a)   1.14%(a)    1.14%(a)    1.29%+(a)     1.30%     0.64%(a)

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Year ended Year ended Year ended Period ended Year ended Year ended
LIQUIDITY CLASS SHARES                      03/31/02   03/31/01   03/31/00   03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period         $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0200     0.0377     0.0314      0.0278      0.0341     0.0323
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0200)   (0.0377)   (0.0314)    (0.0278)    (0.0341)   (0.0323)
Net asset value, end of period               $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                               2.02%      3.83%      3.18%       2.81%       3.43%      3.29%
==============================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $45,728    $35,569    $89,050     $68,393     $53,074    $54,677
Ratio of operating expenses to average net
 assets                                      0.35%      0.35%      0.35%       0.35%+     0.35%(a)    0.35%
Ratio of net investment income to average
 net assets                                  1.88%      3.78%      3.14%       2.95%+      3.38%      3.23%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                              1.15%      1.14%      1.15%       1.33%+      1.33%      0.67%

                                 * Fiscal year changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
RESERVES

                                                        Year ended
             LIQUIDITY CLASS SHARES                     03/31/02*
             Net asset value, beginning of period         $1.00
             INCOME FROM INVESTMENT OPERATIONS:
             Net investment income                        0.0095
             LESS DISTRIBUTIONS:
             Dividends from net investment income        (0.0095)
             Net asset value, end of period               $1.00
             TOTAL RETURN++                               0.95%
             =====================================================
             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
              DATA:
             Net assets, end of period (in 000's)         $1,150
             Ratio of operating expenses to average net
              assets                                      0.35%+
             Ratio of net investment income to average
              net assets                                  1.23%+
             Ratio of operating expenses to average net
              assets without waivers and/or expense
              reimbursements                              1.13%+

                                 * California Tax-Exempt Reserves Liquidity
                                 Class Shares commenced operations on August
                                 10, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
RESERVES

                                                       Period ended
            LIQUIDITY CLASS SHARES                      03/31/02*
            Net asset value, beginning of period          $1.00
            INCOME FROM INVESTMENT OPERATIONS:
            Net investment income                         0.0013
            LESS DISTRIBUTIONS:
            Dividends from net investment income         (0.0013)
            Net asset value, at end of period             $1.00
            TOTAL RETURN++                                0.13%
            =======================================================
            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
             DATA:
            Net assets, end of period (in 000's)            $1
            Ratio of operating expenses to average
             net assets                                   0.35%+
            Ratio of net investment
             income to average net assets                 0.88%+
            Ratio of operating expenses to average net
             assets without waivers and/or expense
             reimbursements                               5.36%+

                                 * New York Tax-Exempt Reserves Liquidity Class Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number:
   Nations Funds Trust, 811-09645

   LIQUIDITY-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone:  1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Capital Class Shares
August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[Graphic]
       IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
       YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

       AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[Graphic]
        BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
        YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 34.

[Graphic]
        About the Funds

                   NATIONS CASH RESERVES                   4
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MONEY MARKET RESERVES           7
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TREASURY RESERVES              10
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS GOVERNMENT RESERVES            13
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS MUNICIPAL RESERVES             17
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS TAX-EXEMPT RESERVES            21
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS CALIFORNIA TAX-EXEMPT RESERVES 25
                   Sub-adviser: BACAP
                   ------------------------------------------
                   NATIONS NEW YORK TAX-EXEMPT RESERVES   29
                   Sub-adviser: BACAP
                   ------------------------------------------
                   OTHER IMPORTANT INFORMATION            32
                   ------------------------------------------
                   HOW THE FUNDS ARE MANAGED              34

[Graphic]
      About your investment

               INFORMATION FOR INVESTORS
                 Buying, selling and exchanging shares         37
                   How orders are processed                    38
                 Distributions and taxes                       42
               --------------------------------------------------
               FINANCIAL HIGHLIGHTS                            44
               --------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                   49
               --------------------------------------------------
               WHERE TO FIND MORE INFORMATION          BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                      [CHART]

   1992   1993   1994    1995   1996   1997   1998   1999    2000    2001
  -----  -----  -----   -----  -----  -----  -----  -----   -----   -----
  3.55%  2.89%  3.90%   6.02%  5.44%  5.62%  5.58%  5.22%   6.47%   4.22%


         * Year-to-date return as of June 30, 2002: 0.97%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:                       1.66%
Worst: 4th quarter 2001:                      0.65%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
Capital Class Shares                4.22%   5.42%   4.88%    5.05%

     *The inception date of Capital Class Shares is October 10, 1990.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)           Capital Class Shares
    Maximum sales charge (load) imposed on purchases            none
    Maximum deferred sales charge (load)                        none
    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
    Management fees                                            0.15%
    Other expenses                                             0.12%
                                                               -----
    Total annual Fund operating expenses                       0.27%
    Fee waivers and/or reimbursements                         (0.07)%
                                                              -------
                                                               0.20%
    Total net expenses/2/                                      =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year 3 years 5 years 10 years
              Capital Class Shares  $20     $80    $145     $336

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S ''FIRST-TIER'' BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES


[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
       YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

      1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
      -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
      4.02%  3.07%  4.02%  5.78%  5.28%  5.62%  5.55%  5.21%  6.46%  4.15%

          *Year-to-date return as of June 30, 2002: 0.92%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000:              1.65%
Worst: 4th quarter 2001:                      0.61%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
Capital Class Shares                4.15%   5.39%   4.91%    5.63%

     *The inception date of Capital Class Shares is December 7, 1988.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)            Capital Class Shares
    Maximum sales charge (load) imposed on purchases            none
    Maximum deferred sales charge (load)                        none

    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
    Management fees                                             0.15%
    Other expenses                                              0.13%
                                                               -----
    Total annual Fund operating expenses                        0.28%
    Fee waivers and/or reimbursements                          (0.08)%
                                                               -------
                                                                0.20%
    Total net expenses/2/                                      =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       . you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       . you reinvest all dividends and distributions in the Fund

       . your investment has a 5% return each year

       . the Fund's operating expenses remain the same as shown in the table above

       . the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year 3 years 5 years 10 years
              Capital Class Shares  $20     $82    $149     $348

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment,or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000    2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
     3.67%  2.98%  4.03%  5.87%  5.33%  5.47%  5.39%  4.93%  6.19%   3.98%

          * Year-to-date return as of June 30, 2002: 0.91%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                       1.61%
Worst: 4th quarter 2001:                      0.59%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
Capital Class Shares                3.98%   5.19%   4.78%    4.84%

     *The inception date of Capital Class Shares is January 11, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES
 (Fees paid directly from your investment)            Capital Class Shares
 Maximum sales charge (load) imposed on purchases            none
 Maximum deferred sales charge (load)                        none

 ANNUAL FUND OPERATING EXPENSES/1/
 (Expenses that are deducted from the Fund's assets)
 Management fees                                             0.15%
 Other expenses                                              0.12%
                                                             -----
 Total annual Fund operating expenses                        0.27%
 Fee waivers and/or reimbursements                          (0.07)%
                                                            -------
                                                             0.20%
 Total net expenses/2/                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Capital Class Shares  $20     $80    $145     $336

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S ''FIRST-TIER'' BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1992   1993   1994   1995   1996   1997   1998   1999   2000    2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     3.53%  2.74%  3.74%  5.89%  5.33%  5.50%  5.42%  5.03%  6.33%  4.06%



         *Year-to-date return as of June 30, 2002: 0.88%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000:              1.62%
Worst: 4th quarter 2001:                      0.59%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001


                                                            Life of
                                    1 year 5 years 10 years  Fund*
Capital Class Shares                4.06%   5.27%   4.75%    4.72%

     *The inception date of Capital Class Shares is January 17, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)            Capital Class Shares
    Maximum sales charge (load) imposed on purchases            none
    Maximum deferred sales charge (load)                        none

    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
    Management fees                                             0.15%
    Other expenses                                              0.13%
                                                                -----
    Total annual Fund operating expenses                        0.28%
    Fee waivers and/or reimbursements                          (0.08)%
                                                               -------
                                                                0.20%
    Total net expenses/2/                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The Investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year 3 years 5 years 10 years
              Capital Class Shares  $20     $82    $149     $348

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]

 1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.61%  2.02%  2.59%  3.80%  3.44%  3.60%  3.39%  3.16%  4.03%  2.67%

         *Year-to-date return as of June 30, 2002: 0.69%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                       1.06%
Worst: 4th quarter 2001:                      0.43%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
Capital Class Shares                2.67%   3.37%   3.13%    3.27%

     * The inception date of Capital Class Shares is October 23, 1990.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Capital Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Other expenses                                            0.15%
                                                           -----
 Total annual Fund operating expenses                      0.30%
 Fee waivers and/or reimbursements                        (0.10)%
                                                          -------
                                                           0.20%
 Total net expenses/2/                                     =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements.There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Capital Class Shares  $20     $86    $159     $371

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.34%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

         *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000:              0.94%
Worst: 4th quarter 2001:                      0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                            Life of
                                    1 year 5 years 10 years  Fund*
Investor A Shares                   2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.
[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Capital Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Other expenses                                            0.13%
                                                           -----
 Total annual Fund operating expenses                      0.28%
 Fee waivers and/or reimbursements                        (0.08)%
                                                          -------
                                                           0.20%
 Total net expenses/2/                                     =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Capital Class Shares  $20     $82    $149     $348

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak perfomance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                                     [CHART]

      2001
     -----
     2.33%
          *Year-to-date return as of June 30, 2002: 0.66%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 2001:                       0.73%
Worst: 4th quarter 2001:                      0.40%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                           Life of
                                    1 year  Fund*
Capital Class Shares                2.33%   2.60%

  *The inception date of Capital Class Shares is October 3, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)            Capital Class Shares
    Maximum sales charge (load) imposed on purchases            none
    Maximum deferred sales charge (load)                        none
    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
    Management fees                                             0.15%
    Other expenses                                              0.13%
                                                               -----
    Total annual Fund operating expenses                        0.28%
    Fee waivers and/or reimbursements                          (0.08)%
                                                               -------
                                                                0.20%
    Total net expenses/2/                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Capital Class Shares  $20     $82    $149     $348

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
       YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.



NATIONS NEW YORK TAX-EXEMPT RESERVES

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     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)            Capital Class Shares
    Maximum sales charge (load) imposed on purchases            none
    Maximum deferred sales charge (load)                        none
    ANNUAL FUND OPERATING EXPENSES
    (Expenses that are deducted from the Fund's assets)
    Management fees                                             0.15%
    Other expenses/1/                                           0.41%
                                                                -----
    Total annual Fund operating expenses                        0.56%
    Fee waivers and/or reimbursements                          (0.36)%
                                                               -------
                                                                0.20%
    Total net expenses/2/                                       =====

   /1/Other expenses are based on estimates for the current fiscal year.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

        .you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        .you reinvest all dividends and distributions in the Fund

        .your investment has a 5% return each year

        .the Fund's operating expenses remain the same as shown in the table above

        .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 year 3 years
                      Capital Class Shares  $20    $143

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       .must maintain an average dollar-weighted maturity of 90 days or less

       .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

       .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Information for federally chartered credit unions - Shares of Nations
       Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                        Maximum   Actual fee
                                                        advisory   paid last
                                                          fee     fiscal year
Nations Cash Reserves                                    0.15%       0.15%
Nations Money Market Reserves                            0.15%       0.15%
Nations Treasury Reserves                                0.15%       0.15%
Nations Government Reserves                              0.15%       0.15%
Nations Municipal Reserves                               0.15%       0.13%
Nations Tax-Exempt Reserves                              0.15%/1/    0.17%
Nations California Tax-Exempt Reserves                   0.15%       0.15%
Nations New York Tax-Exempt Reserves                     0.15%       N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                          BACAP Team
Nations Cash Reserves                         Cash Investment Team
Nations Money Market Reserves                 Cash Investment Team
Nations Treasury Reserves                     Cash Investment Team
Nations Government Reserves                   Cash Investment Team
Nations Municipal Reserves                    Cash Investment Team
Nations Tax-Exempt Reserves                   Cash Investment Team
Nations California Tax-Exempt Reserves        Cash Investment Team
Nations New York Tax-Exempt Reserves          Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



[Graphic]
      Buying, selling and exchanging shares


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  .Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.
  .The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.
  .There is no minimum for additional investments.
  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves
  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves
  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:
     .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year
     .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
      Eastern time on business days that precede the national holidays observed by the Fund
     .Orders must be received for Nations Treasury Reserves by 3:00 p.m.
      Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund
  .2:30 p.m. Eastern time for Nations Government Reserves
  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves
  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.




[Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.



[Graphic]

      BUYING SHARES

      Here are some general rules for buying shares:

         .You buy Capital Class Shares at net asset value per share.
         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):
          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:
            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year
            .Payment must be received for Nations Money Market Reserves by 4:00
             p.m. Eastern time on business days that precede the national holidays observed by this Fund
            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund
          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time. .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
      SELLING SHARES

      Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.
         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.
         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.
         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.
         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.
         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.
         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.
         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this .if a financial institution or intermediary tells us to sell your shares under arrangements made with you
         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Capital Class Shares of a Fund for Capital Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $1,000,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND
     -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
      Distributions and taxes


ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
       FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Capital Class Shares of Nations Tax-Exempt Reserves are not provided because this class of shares for this Fund had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Money Market Reserves for the fiscal period from December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                Year ended  Year ended  Year ended  Period ended Year ended Year ended
CAPITAL CLASS SHARES                             03/31/02    03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period               $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0320      0.0628      0.0532       0.0484      0.0554     0.0531
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.0320)    (0.0628)    (0.0532)     (0.0484)    (0.0554)   (0.0531)
Net asset value, end of period                     $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                     3.25%       6.46%       5.46%       4.95%       5.70%      5.44%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $39,231,604 $20,037,526 $8,642,609   $4,379,430  $3,051,559 $1,684,233
Ratio of operating expenses to average net
 assets                                         0.20%(a)(b)  0.20%(a)   0.20%(a)(b)  0.20%+(a)    0.20%(b)    0.20%
Ratio of net investment income to average
 net assets                                        2.92%       6.22%       5.37%       5.24%+      5.54%      5.32%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.27%(a)    0.27%(a)    0.29%(a)    0.43%+(a)     0.44%      0.45%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET
RESERVES                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                          Year ended  Year ended  Year ended  Period ended   Period ended Year ended Year ended
CAPITAL CLASS SHARES       03/31/02    03/31/01    03/31/00   03/31/99*/,/**   05/15/98    11/30/97   11/30/96
Net asset value,
 beginning of period         $1.00       $1.00       $1.00       $1.00          $1.00       $1.00      $1.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income       0.0311      0.0625      0.0535      0.0438          0.0252      0.0545     0.0516
LESS DISTRIBUTIONS:
Dividends from net
 investment income         (0.0311)    (0.0625)    (0.0535)    (0.0438)        (0.0252)    (0.0545)   (0.0516)
Net asset value, end of
 period                      $1.00       $1.00       $1.00       $1.00          $1.00       $1.00      $1.00
TOTAL RETURN++               3.16%       6.43%       5.48%       4.47%          2.55%       5.58%      5.29%
==================================================================================================================
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)        $11,084,336 $6,103,253  $4,064,349   $595,482        $118,880    $177,908   $133,044
Ratio of operating
 expenses to average
 net assets                0.20%(a)   0.20%(a)(b) 0.20%(a)(b)  0.20%+(a)        0.20%+      0.20%      0.35%
Ratio of net investment
 income to average net
 assets                      2.85%       6.19%       5.64%      4.87%+          5.54%+      5.45%      5.16%
Ratio of operating
 expenses to average
 net assets without
 waivers and/or expense
 reimbursements            0.28%(a)    0.27%(a)    0.33%(a)    0.46%+(a)        0.27%+      0.28%      0.35%

                                 * The financial information for the fiscal periods through May 15, 1998 reflect the financial information for the Emerald Prime Advantage Institutional Fund, which was reorganized into Capital Class Shares as of May 22, 1998.
                                 ** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                              Year ended Year ended  Year ended  Period ended Year ended Year ended
CAPITAL CLASS SHARES                           03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period            $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0302     0.0603      0.0504       0.0462      0.0541     0.0519
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0302)   (0.0603)    (0.0504)     (0.0462)    (0.0541)   (0.0519)
Net asset value, end of period                  $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                  3.06%       6.20%       5.15%       4.72%       5.55%      5.30%
======================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $3,715,126 $1,900,312  $1,026,684   $1,382,688   $246,058   $468,975
Ratio of operating expenses to average net
 assets                                        0.20%(a)  0.20%(a)(b) 0.20%(a)(b)  0.20%+(a)     0.20%      0.20%
Ratio of net investment income to average net
 assets                                         2.81%       5.99%       5.06%       4.99%+      5.41%      5.20%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.27%(a)   0.27%(a)    0.28%(a)    0.45%+(a)     0.45%      0.46%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                              Year ended Year ended  Year ended  Period ended Year ended Year ended
CAPITAL CLASS SHARES                           03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period            $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.0303     0.0615      0.0516      0.0468       0.0543     0.0520
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0303)   (0.0615)    (0.0516)    (0.0468)     (0.0543)   (0.0520)
Net asset value, end of period                  $1.00       $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                  3.07%       6.32%       5.28%       4.78%       5.57%      5.33%
======================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $1,818,554  $852,138    $381,336    $229,561     $190,607   $125,377
Ratio of operating expenses to average net
 assets                                        0.20%(a)  0.20%(a)(b) 0.20%(a)(b)  0.20%+(a)     0.20%     0.20%(a)
Ratio of net investment income to average net
 assets                                         2.70%       6.06%       5.26%      5.05%+       5.43%      5.22%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                0.28%(a)   0.29%(a)    0.29%(a)    0.44%+(a)     0.45%     0.49%(a)

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended  Year ended Year ended Period ended Year ended Year ended
CAPITAL CLASS SHARES                           03/31/02    03/31/01   03/31/00   03/31/99*    04/30/98   04/30/97
Net asset value, beginning of period            $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:              0.0215
Net investment income                                       0.0392     0.0329      0.0292      0.0353     0.0337
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0215)    (0.0392)   (0.0329)    (0.0292)    (0.0353)   (0.0337)
Net asset value, end of period                  $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                  2.18%       3.99%      3.34%       2.96%       3.61%      3.44%
=====================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)           $456,528    $145,248   $172,693    $134,268    $74,251    $59,701
Ratio of operating expenses to average net
 assets                                         0.20%       0.20%      0.20%       0.20%+     0.20%(a)    0.20%
Ratio of net investment income to average net
 assets                                         2.03%       3.93%      3.29%       3.10%+      3.53%      3.38%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                 0.30%       0.29%      0.30%       0.48%+      0.48%      0.52%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                               (a)The effect of interest expense on the
                                  operating expense ratio was 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                         Year ended               Period ended
CAPITAL CLASS SHARES                                      03/31/02                 03/31/01*
Net asset value, beginning of period                      $1.00                      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.0199                     0.0153
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.0199)                  (0.0153)
Net asset value, end of period                            $1.00                      $1.00
TOTAL RETURN++                                            2.01%                      1.54%
===============================================================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $102,040                    $30
Ratio of operating expenses to average
 net assets                                               0.20%                      0.20%+
Ratio of net investment income to average
 net assets                                               1.38%                      3.33%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                           0.28%                      0.28%+

                                 * California Tax-Exempt Reserves Capital Class Shares commenced operations on October 3, 2000. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
RESERVES

                                                                        Period ended
CAPITAL CLASS SHARES                                                     03/31/02*
Net asset value, beginning of period                                       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.0013
LESS DISTRIBUTIONS:
Dividends from net investment income                                      (0.0013)
Net asset value, end of period                                             $1.00
TOTAL RETURN++                                                             0.13%
=================================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                                    $20,015
Ratio of operating expenses to average
 net assets                                                                0.20%+
Ratio of net investment income to average
 net assets                                                                1.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                                            4.51%+

                                 * New York Tax-Exempt Reserves Capital Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.
Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

        SEC file number:
        Nations Funds Trust, 811-09645

        CAPITAL - 0802

[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors)
                   1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


[LOGO] Nations Funds

                                    [GRAPHIC]


Money Market Funds
------------------
Prospectus -- Institutional Class Shares

August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]
      YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.



This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for institutional investors that purchase their shares through financial institutions or intermediaries. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[Graphic]
      YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 34.



[Graphic]
        About the Funds

               NATIONS CASH RESERVES                            4
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS MONEY MARKET RESERVES                    7
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS TREASURY RESERVES                       10
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS GOVERNMENT RESERVES                     13
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS MUNICIPAL RESERVES                      17
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS TAX-EXEMPT RESERVES                     21
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS CALIFORNIA TAX-EXEMPT RESERVES          25
               Sub-adviser: BACAP
               --------------------------------------------------
               NATIONS NEW YORK TAX-EXEMPT RESERVES            29
               Sub-adviser: BACAP
               --------------------------------------------------
               OTHER IMPORTANT INFORMATION                     32
               --------------------------------------------------
               HOW THE FUNDS ARE MANAGED                       34

[Graphic]
        About your investment

               INFORMATION FOR INVESTORS
                 Buying, selling and exchanging shares         37
                 Shareholder administration fees               43
                 Distributions and taxes                       44
               --------------------------------------------------
               FINANCIAL HIGHLIGHTS                            46
               --------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                   51
               --------------------------------------------------
               WHERE TO FIND MORE INFORMATION          BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

        2001
       -----
       4.18%

          * Year-to-date return as of June 30, 2002: 0.95%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:                                 1.43%
Worst: 4th quarter 2001:                                0.64%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                     Life of
                                              1 year  Fund*
Institutional Class Shares                    4.18%   4.37%

     *The inception date of Institutional Class Shares is November 30, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       SHAREHOLDER FEES                                    Institutional
       (Fees paid directly from your investment)           Class Shares
       Maximum sales charge (load) imposed on purchases        none
       Maximum deferred sales charge (load)                    none

       ANNUAL FUND OPERATING EXPENSES/1/
       (Expenses that are deducted from the Fund's assets)
       Management fees                                         0.15%
       Shareholder administration fees                         0.04%
                                                               0.12%
       Other expenses                                         -----
       Total annual Fund operating expenses                    0.31%
                                                              (0.07)%
       Fee waivers and/or reimbursements                      -------
       Total net expenses/2/                                   0.24%
                                                              =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 year 3 years 5 years 10 years
Institutional Class Shares                     $25     $93    $167     $387

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


         2001
       -------
        4.11%


          * Year-to-date return as of June 30, 2002: 0.90%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:  1.42%
Worst: 4th quarter 2001: 0.60%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                  Life of
                           1 year  Fund*
Institutional Class Shares 4.11%   4.39%

     *The inception date of Institutional Class Shares is November 17, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                        0.15%
 Shareholder administration fees                        0.04%
                                                        0.13%
 Other expenses                                        -----
 Total annual Fund operating expenses                   0.32%
                                                       (0.08)%
 Fee waivers and/or reimbursements                     -------
 Total net expenses/2/                                  0.24%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $95    $172     $398

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

       2001
      ------
      3.94%

          * Year-to-date return as of June 30, 2002: 0.89%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:                                      1.36%
Worst: 4th quarter 2001:                                     0.58%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                          Life of
                                                   1 year  Fund*
Institutional Class Shares                         3.94%   4.21%

     *The inception date of Institutional Class Shares is November 21, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                        0.15%
 Shareholder administration fees                        0.04%
                                                        0.12%
 Other expenses                                        -----
 Total annual Fund operating expenses                   0.31%
                                                       (0.07)%
 Fee waivers and/or reimbursements                     -------
 Total net expenses/2/                                  0.24%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $93    $167     $387

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

        2001
       ------
       4.02%

          * Year-to-date return as of June 30, 2002: 0.86%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                         Best: 1st quarter 2001:  1.39%
                         Worst: 4th quarter 2001: 0.58%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                     Life of
                                              1 year  Fund*
                   Institutional Class Shares 4.02%   4.28%

     *The inception date of Institutional Class Shares is November 21, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
 Maximum sales charge (load) imposed on purchases       none
 Maximum deferred sales charge (load)                   none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                        0.15%
 Shareholder administration fees                        0.04%
                                                        0.13%
 Other expenses                                        -----
 Total annual Fund operating expenses                   0.32%
                                                       (0.08)%
 Fee waivers and/or reimbursements                     -------
 Total net expenses/2/                                  0.24%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $95    $172     $398

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                          [CHART]

       2001
       -----
       1.97%

          * Year-to-date return as of June 30, 2002: 0.67%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 1st quarter 2001:  0.64%
Worst: 4th quarter 2001: 0.32%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                  Life of
                           1 year  Fund*
Institutional Class Shares 1.97%   2.20%

     *The inception date of Institutional Class Shares is November 21, 2000.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       SHAREHOLDER FEES                                    Institutional
       (Fees paid directly from your investment)           Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

       ANNUAL FUND OPERATING EXPENSES/1/
       (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.15%
        Shareholder administration fees                        0.04%
                                                               0.15%
        Other expenses                                        -----
        Total annual Fund operating expenses                   0.34%
                                                              (0.10)%
        Fee waivers and/or reimbursements                     -------
        Total net expenses/2/                                  0.24%
                                                              =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003, and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $99    $181     $421

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
     YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

        *Year-to-date return as of June 30, 2002: 0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
 Maximum sales charge (load) imposed on purchases         none
 Maximum deferred sales charge (load)                     none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                         0.15%
 Shareholder administration fees                         0.04%
                                                         0.13%
 Other expenses                                          -----
 Total annual Fund operating expenses                    0.32%
                                                       (0.08)%
 Fee waivers and/or reimbursements                     -------
 Total net expenses/2/                                   0.24%
                                                         =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year 3 years 5 years 10 years
Institutional Class Shares  $25     $95    $172     $398

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1994   1995   1996   1997    1998   1999   2000    2001
     -----  -----  -----  -----   -----  -----  -----   -----
     2.37%  3.40%  2.96%  3.14%   2.82%  2.60%  3.20%   2.07%



        *Year-to-date return as of June 30, 2002: 0.53%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  0.88%
Worst: 4th quarter 2001: 0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 2.07%   2.76%   2.74%

     *The inception date of Adviser Class Shares is March 1, 1993.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
Maximum sales charge (load) imposed on purchases        none
Maximum deferred sales charge (load)                    none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
Management fees                                         0.15%
Shareholder administration fees                         0.04%
                                                        0.13%
Other expenses                                         -----
Total annual Fund operating expenses                    0.32%
                                                       (0.08)%
Fee waivers and/or reimbursements                      -------
Total net expenses/2/                                   0.24%
                                                       =====

   /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

   /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years 5 years 10 years
Institutional Class Shares $25          $95    $172     $398

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
      YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



NATIONS NEW YORK TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

[Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                    Institutional
(Fees paid directly from your investment)           Class Shares
Maximum sales charge (load) imposed on purchases        none
Maximum deferred sales charge (load)                    none

ANNUAL FUND OPERATING EXPENSES//
(Expenses that are deducted from the Fund's assets)
Management fees                                         0.15%
Shareholder administration fees                         0.04%
                                                        0.41%
Other expenses/1/                                      -----
Total annual Fund operating expenses                    0.60%
                                                       (0.36)%
Fee waivers and/or reimbursements                      -------
Total net expenses/2/                                   0.24%
                                                       =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year     3 years
Institutional Class Shares $25         $156

[Graphic]
        Other important information


You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

       .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         .must maintain an average dollar-weighted maturity of 90 days or less

         .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

       .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

       .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

       .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

       .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

       .Information for federally chartered credit unions - Shares of Nations
        Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                Maximum    Actual fee
                                                advisory    paid last
                                                  fee      fiscal year
         Nations Cash Reserves                    0.15%       0.15%
         Nations Money Market Reserves            0.15%       0.15%
         Nations Treasury Reserves                0.15%       0.15%
         Nations Government Reserves              0.15%       0.15%
         Nations Municipal Reserves               0.15%       0.13%
         Nations Tax-Exempt Reserves              0.15%/1/    0.17%
         Nations California Tax-Exempt Reserves   0.15%       0.15%
         Nations New York Tax-Exempt Reserves     0.15%        N/A

/1/This fee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                   BACAP Team
Nations Cash Reserves                  Cash Investment Team
Nations Money Market Reserves          Cash Investment Team
Nations Treasury Reserves              Cash Investment Team
Nations Government Reserves            Cash Investment Team
Nations Municipal Reserves             Cash Investment Team
Nations Tax-Exempt Reserves            Cash Investment Team
Nations California Tax-Exempt Reserves Cash Investment Team
Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809



OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BA Advisors, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[Graphic]
        Buying, selling and exchanging shares

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  .Institutional Class Shares are available to institutional investors on a direct basis or through financial institutions or intermediaries. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries, including financial planners and investment advisers.

  .The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  .There is no minimum amount for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor. You can also contact your investment professional.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES
     Here are some general rules for buying shares:

         .You buy Institutional Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:

            .Payment must be received for Nations Cash Reserves by 4:00 p.m.
             Eastern time on the last business day of the calendar year

            .Payment must be received for Nations Money Market Reserves by 4:00
             p.m. Eastern time on business days that precede the national holidays observed by this Fund

            .Payment must be received for Nations Treasury Reserves by 4:00
             p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[Graphic]
     FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Nations Money Market Fund.

         .You must exchange at least $750,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[Graphic]
     FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[Graphic]
       Shareholder administration fees

BA Advisors, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BA Advisors and Stephens may pay amounts from their own assets to servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[Graphic]
     FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Institutional Class Shares of Nations Tax-Exempt Reserves are not provided because this class of shares had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  PERIOD ENDED
INSTITUTIONAL CLASS SHARES                  03/31/02    03/31/01*
Net asset value, beginning of period          $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0316      0.0192
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0316)    (0.0192)
Net asset value, end of period                $1.00       $1.00
TOTAL RETURN++                                3.21%       1.90%
====================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)       $3,257,737   $651,116
Ratio of operating expenses to average
 net assets                                0.24%(a)(b)  0.24%+(a)
Ratio of net investment income to average
 net assets                                   2.88%      6.18%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.31%(a)    0.31%+(a)

                                 * Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED PERIOD ENDED
INSTITUTIONAL CLASS SHARES                  03/31/02   03/31/01*
Net asset value, beginning of period         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0307      0.0221
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0307)    (0.0221)
Net asset value, end of period               $1.00       $1.00
TOTAL RETURN++                               3.12%       2.23%
===================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $535,650    $574,968
Ratio of operating expenses to average
 net assets                                 0.24%(a)  0.24%+(a)(b)
Ratio of net investment income to average
 net assets                                  2.81%       6.15%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.32%(a)   0.31%+(a)

                                 * Money Market Reserves Institutional Class
                                 Shares commenced operations on November 17, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED PERIOD ENDED
INSTITUTIONAL CLASS SHARES                  03/31/02   03/31/01*
Net asset value, beginning of period         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.0298      0.0206
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0298)    (0.0206)
Net asset value, end of period               $1.00       $1.00
 TOTAL RETURN++                              3.02%       2.08%
===================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $383,265    $29,572
Ratio of operating expenses to average
 net assets                                 0.24%(a)  0.24%+(a)(b)
Ratio of net investment income to average
 net assets                                  2.77%       5.95%+
RATIO OF OPERATING EXPENSES TO AVERAGE
 NET ASSETS WITHOUT WAIVERS AND/OR EXPENSE
 REIMBURSEMENTS                             0.31%(A)   0.31%+(A)

                                 * Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED PERIOD ENDED
INSTITUTIONAL CLASS SHARES                      03/31/02   03/31/01*
Net asset value, beginning of period             $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0299     0.0210
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0299)   (0.0210)
Net asset value, end of period                   $1.00       $1.00
 TOTAL RETURN++                                  3.03%       2.12%
=======================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $86,551    $260,087
Ratio of operating expenses to average
 net assets                                     0.24%(A)   0.24%+(A)
Ratio of net investment income to average
 net assets                                      2.66%      6.02%+
Ratio of operating expenses to average
 net assets without waivers and/or expense
 reimbursements                                 0.32%(a)   0.33%+(a)

                                 * Government Reserves Institutional Class
                                 Shares commenced operations on November 21, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED PERIOD ENDED
     INSTITUTIONAL CLASS SHARES                      03/31/02   03/31/01*
     Net asset value, beginning of period             $1.00       $1.00
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.0163      0.0110
     LESS DISTRIBUTIONS:
     Dividends from net investment income            (0.0163)    (0.0110)
     Net asset value, end of period                   $1.00       $1.00
     TOTAL RETURN++                                   1.64%       1.10%
     ======================================================================
     RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's)            $85,432     $16,116
     Ratio of operating expenses to average
      net assets                                      0.24%       0.24%+
     Ratio of net investment income to average
      net assets                                      1.99%       3.89%+
     Ratio of operating expenses to average net
      assets without waivers and/or expense
      reimbursements                                  0.34%       0.33%+

                                 * Municipal Reserves Institutional Class
                                 Shares commenced operations on November 21, 2000.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                               YEAR ENDED PERIOD ENDED
INSTITUTIONAL CLASS SHARES                      03/31/02   03/31/01*
Net asset value, beginning of period             $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0061      0.0003
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.0061)    (0.0003)
Net asset value, end of period                   $1.00       $1.00
TOTAL RETURN++                                   0.61%       0.03%
======================================================================
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $ --#       $1,000
Ratio of operating expenses to average net
 assets                                          0.24%       0.24%+
Ratio of net investment income to average
 net assets                                      1.34%       3.29%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  0.32%       0.32%+

                                 * California Tax-Exempt Reserves Institutional Class Shares commenced operations on March 28, 2001.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
RESERVES

                                        PERIOD ENDED
INSTITUTIONAL CLASS SHARES               03/31/02*
Net asset value, beginning of period       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.0013
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.0013)
Net asset value, end of period             $1.00
TOTAL RETURN++                             0.13%
=====================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)       $1
Ratio of operating expenses to average
 net assets                                0.24%+
Ratio of net investment income to
 average net assets                        0.99%+
Ratio of expenses to average net assets
 without waivers and/or expense
 reimbursements                            4.55%+

                                 * New York Tax-Exempt Reserves Institutional
                                 Class Shares commenced on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard &

Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number:
     Nations Funds Trust, 811-09645

     INST-0802



[Graphic]
        Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

Money Market Funds
----------------------------------
Prospectus -- Adviser Class Shares

August 1, 2002

Nations
Cash Reserves

Nations Money
Market Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations Tax-Exempt Reserves

Nations
California Tax-Exempt Reserves

Nations
New York
Tax-Exempt
Reserves

The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[LOGO] Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

     [Graphic]
      YOU'LL FIND Terms used in
      this prospectus ON PAGE 50.

     YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Adviser Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  .you're looking for a relatively low risk investment with stability of principal

  .you have short-term income needs

They may not be suitable for you if:

  .you're looking for higher returns

  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION
If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER --BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BA ADVISORS AND BACAP STARTING ON PAGE 34.


[Graphic]
        About the Funds

              NATIONS CASH RESERVES                            4
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS MONEY MARKET RESERVES                    7
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS TREASURY RESERVES                       10
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS GOVERNMENT RESERVES                     13
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS MUNICIPAL RESERVES                      17
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS TAX-EXEMPT RESERVES                     21
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS CALIFORNIA TAX-EXEMPT RESERVES          25
              Sub-adviser: BACAP
              ---------------------------------------------------
              NATIONS NEW YORK TAX-EXEMPT RESERVES            29
              Sub-adviser: BACAP
              ---------------------------------------------------
              OTHER IMPORTANT INFORMATION                     32
              ---------------------------------------------------
              HOW THE FUNDS ARE MANAGED                       34

[Graphic]
      About your investment

              INFORMATION FOR INVESTORS
                Buying, selling and exchanging shares           37
                  How orders are processed                      38
                How selling and servicing agents are
                  paid                                          42
                Distributions and taxes                         43
              ----------------------------------------------------
              FINANCIAL HIGHLIGHTS                              45
              ----------------------------------------------------
              TERMS USED IN THIS PROSPECTUS                     50
              ----------------------------------------------------
              WHERE TO FIND MORE INFORMATION            BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.

     [Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



     [Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:

     .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     [Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1995   1996   1997   1998   1999   2000   2001
     ----   ----   ----   ----   ----   ----   ----
     5.76%  5.19%  5.36%  5.32%  4.96%  6.21%  3.96%

          *Year-to-date return as of June 30, 2002:  0.85%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd and 4th quarters 2000: 1.59%
Worst: 4th quarter 2001:         0.59%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 3.96%   5.16%   5.23%

     *The inception date of Adviser Class Shares is September 22, 1994.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.12%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.52%
                                                          (0.07)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $160    $284     $646

     [Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

     [Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MONEY MARKET RESERVES

     [Graphic]
     INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

     [Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  .commercial paper

  .bank obligations

  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  .short-term taxable municipal securities

  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THIS FUND IN Other Important information AND IN THE SAI.

     [Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


     [Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Money Market Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     [Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     1999   2000   2001
     ----   ----   ----
     5.35%  6.20%  3.89%

          *Year-to-date return as of June 30, 2002:  0.79%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 3rd quarter 2000:  1.59%
Worst: 4th quarter 2001: 0.55%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                            Life of
                     1 year  Fund*
Adviser Class Shares 3.89%   5.14%

     *The inception date of Adviser Class Shares is July 2, 1998.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.13%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.53%
                                                          (0.08)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $162    $288     $657

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL
     ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS TREASURY RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The Fund will only buy first-tier securities. These securities include primarily:

  .U.S. Treasury obligations

  .repurchase agreements and reverse repurchase agreements secured by U.S.
   Treasury obligations and U.S. government obligations

  .obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important
      information AND IN THE SAI.


[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Treasury Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]





     1995    1996    1997    1998    1999   2000   2001
     ----    ----    ----    ----    ----   ----   ----
     5.60%   5.07%   5.22%   5.12%   4.67%  5.93%  3.72%

          *Year-to-date return as of June 30, 2002:  0.79%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:  1.54%
Worst: 4th quarter 2001: 0.53%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 3.72%   4.93%   5.04%

     *The inception date of Adviser Class Shares is September 22, 1994.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.12%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.52%
                                                          (0.07)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $160    $284     $646

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

     THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS GOVERNMENT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     This Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. government obligations.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Government Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which for most states is free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                        [CHART]

      1995   1996   1997   1998   1999   2000   2001
      ----   ----   ----   ----   ----   ----   ----
      5.55%  5.06%  5.24%  5.16%  4.77%  6.07%  3.80%

          *Year-to-date return as of June 30, 2002:  0.75%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

                     Best: 3rd and 4th quarters 2000: 1.56%
                     Worst: 4th quarter 2001:         0.53%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                      Life of
                                       1 year 5 years  Fund*
                  Adviser Class Shares 3.80%   5.01%   5.07%

     *The inception date of Adviser Class Shares is September 22, 1994.

[Graphic]
     THERE ARE TWO KINDS OF -- FEES SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.13%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.53%
                                                          (0.08)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $162    $288     $657

[Graphic]
     ABOUT THE SUB-ADVISER


     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]

      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

[Graphic]
     FIRST-TIER SECURITIES

     A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS MUNICIPAL RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN
      THIS FUND IN Other important information AND IN THE SAI.



[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Municipal Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]




     1995    1996    1997    1998    1999   2000   2001
     ----    ----    ----    ----    ----   ----   ----
     3.55%   3.18%   3.34%   3.15%   2.90%  3.77%  2.41%

          *Year-to-date return as of June 30, 2002:  0.56%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.99%
Worst: 4th quarter 2001:         0.37%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 2.41%   3.11%   3.19%

     *The inception date of Adviser Class Shares is September 22, 1994.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none
ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.15%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.55%
                                                          (0.10)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $166    $297     $680

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 35.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-
    TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET
   FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



NATIONS TAX-EXEMPT RESERVES

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN Other important information AND IN THE SAI.


[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
     2.54%  1.97%  2.47%  3.43%  3.06%  3.22%  2.93%  2.73%  3.58%  2.22%

          *Year-to-date return as of June 30, 2002:  0.43%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd and 4th quarters 2000: 0.94%
Worst: 4th quarter 2001:         0.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                          Life of
                  1 year 5 years 10 years  Fund*
Investor A Shares 2.22%   2.93%   2.81%    3.05%

     *The inception date of Investor A Shares is April 5, 1991.

[Graphic]
     THERE ARE TWO KINDS OF
     FEES--SHAREHOLDER FEES YOU
     PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.
[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)           Adviser Class Shares
     Maximum sales charge (load) imposed on purchases          none
     Maximum deferred sales charge (load)                      none

    ANNUAL FUND OPERATING EXPENSES/1/
    (Expenses that are deducted from the Fund's assets)
     Management fees                                           0.15%
     Shareholder servicing fees                                0.25%
     Other expenses                                            0.13%
                                                               -----
     Total annual Fund operating expenses                      0.53%
     Fee waivers and/or reimbursements                        (0.08)%
                                                              -------
     Total net expenses/2/                                    0. 45%
                                                              ======

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $162    $288     $657

     [Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

     [Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and California state individual income tax, a stable share price, and daily liquidity.

     [Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important
     information AND IN THE SAI.



     [Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations California Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      .Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

[Graphic]
     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

     FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1994   1995   1996   1997   1998   1999   2000   2001
     ----   ----   ----   ----   ----   ----   ----   ----
     2.37%  3.40%  2.96%  3.14%  2.82%  2.60%  3.20%  2.07%

          *Year-to-date return as of June 30, 2002:  0.53%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 2nd quarter 1995:  0.88%
Worst: 4th quarter 2001: 0.34%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                    Life of
                     1 year 5 years  Fund*
Adviser Class Shares 2.07%   2.76%   2.74%

     *The inception date of Adviser Class Shares is March 1, 1993.

[Graphic]
     THERE ARE TWO KINDS OF FEES --SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)           Adviser Class Shares
 Maximum sales charge (load) imposed on purchases          none
 Maximum deferred sales charge (load)                      none

ANNUAL FUND OPERATING EXPENSES/1/
(Expenses that are deducted from the Fund's assets)
 Management fees                                           0.15%
 Shareholder servicing fees                                0.25%
                                                           0.13%
 Other expenses                                           -----
 Total annual Fund operating expenses                      0.53%
                                                          (0.08)%
 Fee waivers and/or reimbursements                        -------
 Total net expenses/2/                                     0.45%
                                                          =====

     /1/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years 5 years 10 years
Adviser Class Shares  $46    $162    $288     $657

     [Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 35.

     THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.


NATIONS NEW YORK TAX-EXEMPT RESERVES

     [Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks current income exempt from federal income tax and New York state individual income tax, a stable share price, and daily liquidity.

     [Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  .Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  .Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

     [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS FUND IN Other important
     information AND IN THE SAI.



     [Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations New York Tax-Exempt Reserves has the following risks:

      .Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      .Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      .Tax considerations - Most distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts and tax-exempt investors.
      .State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy with Wall Street compensation continuing its decline. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

[Graphic]
     THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

     TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

    SHAREHOLDER FEES
    (Fees paid directly from your investment)           Adviser Class Shares
     Maximum sales charge (load) imposed on purchases          none
     Maximum deferred sales charge (load)                      none

    ANNUAL FUND OPERATING EXPENSES
    (Expenses that are deducted from the Fund's assets)
     Management fees                                           0.15%
     Shareholder servicing fees                                0.25%
     Other expenses/1/                                         0.41%
                                                              -----
     Total annual Fund operating expenses                      0.81%
     Fee waivers and/or reimbursements                        (0.36)%
                                                              -------
     Total net expenses/2/                                     0.45%
                                                              =====

     /1/Other expenses are based on estimates for the current fiscal year.

     /2/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

     EXAMPLE
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3 year example

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year 3 years
Adviser Class Shares  $46    $223

[Graphic]
      Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

       .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         .must maintain an average dollar-weighted maturity of 90 days or less

         .may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

       .Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

       .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

       .Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

       .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

       .Information for federally chartered credit unions - Shares of Nations
        Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

     [Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



     [Graphic]
     How the Funds are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                 Maximum  Actual fee
                                                 advisory  paid last
                                                   fee    fiscal year
          Nations Cash Reserves                   0.15%      0.15%
          Nations Money Market Reserves           0.15%      0.15%
          Nations Treasury Reserves               0.15%      0.15%
          Nations Government Reserves             0.15%      0.15%
          Nations Municipal Reserves              0.15%      0.13%
          Nations Tax-Exempt Reserves            0.15%/1/    0.17%
          Nations California Tax-Exempt Reserves  0.15%      0.15%
          Nations New York Tax-Exempt Reserves    0.15%       N/A

/1/Thisfee is the current contract level, which has been reduced from the contract level that was in effect during the last fiscal year.

[Graphic]
     BANC OF AMERICA
     CAPITAL MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

          Fund                                   BACAP Team
          Nations Cash Reserves                  Cash Investment Team
          Nations Money Market Reserves          Cash Investment Team
          Nations Treasury Reserves              Cash Investment Team
          Nations Government Reserves            Cash Investment Team
          Nations Municipal Reserves             Cash Investment Team
          Nations Tax-Exempt Reserves            Cash Investment Team
          Nations California Tax-Exempt Reserves Cash Investment Team
          Nations New York Tax-Exempt Reserves   Cash Investment Team

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201


[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------



[Graphic]
     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
       Buying, selling and exchanging shares

This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:

  .Adviser Class Shares are available on a direct basis or through financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

    .Bank of America and certain of its affiliates

    .certain other financial institutions and intermediaries.

  .The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Adviser Class Shares.

  .There is no minimum for additional investments.

  .There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

[Graphic]
     A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

     EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW
     YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  .5:00 p.m. Eastern time each business day for each share class of Nations
   Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  .2:30 p.m. Eastern time each business day for each share class of Nations
   Government Reserves

  .12:00 noon Eastern time each business day for each share class of Nations
   Municipal Reserves and Nations Tax-Exempt Reserves

  .11:30 a.m. Eastern time each business day for each share class of Nations
   California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND
The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  .5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market
   Reserves and Nations Treasury Reserves, except:

    .Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    .Orders must be received for Nations Money Market Reserves by 3:00 p.m.
     Eastern time on business days that precede the national holidays observed by the Fund

    .Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  .2:30 p.m. Eastern time for Nations Government Reserves

  .12:00 noon Eastern time for Nations Municipal Reserves and Nations
   Tax-Exempt Reserves

  .11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and
   Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[Graphic]
     THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

      .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

         .You buy Adviser Class Shares at net asset value per share.

         .We must receive payment by the following times on the business day
          Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          .5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
           Market Reserves and Nations Treasury Reserves, except:

             .Payment must be received for Nations Cash Reserves by 4:00 p.m.
              Eastern time on the last business day of the calendar year

             .Payment must be received for Nations Money Market Reserves by
              4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

             .Payment must be received for Nations Treasury Reserves by 4:00
              p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund


          .4:00 p.m. Eastern time for Nations Government Reserves, Nations
           Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

         .Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

         .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     [Graphic]
      FOR MORE INFORMATION
      ABOUT TELEPHONE ORDERS,
      SEE How orders are
      processed.


[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

         .We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

         .You can sell up to $50,000 in shares by telephone if you qualify for telephone orders.

         .If you paid for shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         .Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

         .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

         .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         .We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         .We can delay payment of the sale proceeds of Nations Municipal
          Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

         .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:

         .if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

         .if a financial institution or intermediary tells us to sell your shares under arrangements made with you

         .under certain other circumstances allowed under the 1940 Act

[Graphic]
     YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


[Graphic]
     EXCHANGING SHARES

     You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

     Here's how exchanges work:

         .You can exchange Adviser Class Shares of a Fund for Adviser Class
          Shares of any other Nations Money Market Fund.

         .You must exchange at least $100,000 at a time.

         .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         .You may only make exchanges into a Fund that is legally sold in your state of residence.

         .You generally may only make an exchange into a Fund that is accepting investments.

         .We may limit the number of exchanges you can make within a specified period of time.

         .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     [Graphic]
     THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


     [Graphic]
     How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER SERVICING FEES
Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Adviser Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other servicing agents. Selected servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[Graphic]
     THE POWER OF COMPOUNDING

     REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

     PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]
       Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

     [Graphic]
      FOR MORE INFORMATION
      ABOUT TAXES, PLEASE SEE
      THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES
In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to other state and local taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[Graphic]
Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Adviser Class Shares of Nations Tax-Exempt Reserves are not provided because this class of shares had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED  YEAR ENDED YEAR ENDED  PERIOD ENDED YEAR ENDED YEAR ENDED
ADVISER CLASS SHARES                        03/31/02    03/31/01   03/31/00    03/31/99*    04/30/98   04/30/97
OPERATING PERFORMANCE:
Net asset value, beginning of period          $1.00      $1.00       $1.00       $1.00       $1.00      $1.00
Net investment income                        0.0295     0.0603      0.0507      0.0461      0.0529     0.0506
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0295)   (0.0603)    (0.0507)    (0.0461)    (0.0529)   (0.0506)
Net asset value, end of period                $1.00      $1.00       $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                 2.99%      6.20%       5.19%       4.71%       5.43%      5.19%
================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)     $7,873,470  $5,939,163 $4,780,346    $870,170    $672,417   $247,551
Ratio of operating expenses to average
 net assets                                  0.45%(a)(b)  0.45%(a) 0.45%(a)(b)  0.45%+(a)    0.45%(b)    0.45%
Ratio of net investment income to average
 net assets                                    2.67%      5.97%       5.12%      4.99%+       5.29%      5.07%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.52%(a)   0.52%(a)    0.54%(a)     0.68%+(a)     0.69%      0.70%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEAR ENDED YEAR ENDED  YEAR ENDED  PERIOD ENDED
ADVISER CLASS SHARES                        03/31/02   03/31/01    03/31/00   03/31/99*/,/**
OPERATING PERFORMANCE:
Net asset value, beginning of period          $1.00      $1.00       $1.00       $1.00
Net investment income                        0.0286     0.0600      0.0548      0.0344
LESS DISTRIBUTIONS:
Dividends from net investment income        (0.0286)   (0.0600)    (0.0548)    (0.0344)
Net asset value, end of period                $1.00      $1.00       $1.00       $1.00
TOTAL RETURN++                                 2.90%      6.17%       5.62%       3.46%
==========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)       $967,747   $622,177    $553,728      $6,377
Ratio of operating expenses to average net
 assets                                     0.45%(a)  0.45%(a)(b) 0.45%(a)(b)  0.45%+(a)
Ratio of net investment income to average
 net assets                                    2.60%      5.94%       5.39%       4.62%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             0.53%(a)   0.52%(a)    0.58%(a)   0.71%+(a)

                                 * Money Market Reserves Adviser Class Shares commenced operations on July 2, 1998. ** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED YEAR ENDED  YEAR ENDED  PERIOD ENDED YEAR ENDED YEAR ENDED
ADVISER CLASS SHARES                           03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
OPERATING PERFORMANCE:
Net asset value, beginning of period             $1.00      $1.00       $1.00       $1.00        $1.00      $1.00
Net investment income                           0.0277     0.0578      0.0479      0.0439       0.0516     0.0494
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0277)   (0.0578)    (0.0479)    (0.0439)     (0.0516)   (0.0494)
Net asset value, end of period                   $1.00      $1.00       $1.00       $1.00        $1.00      $1.00
TOTAL RETURN++                                    2.80%      5.93%       4.89%       4.48%       5.28%       5.06%
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $2,568,691 $1,918,597  $1,460,966    $344,906     $222,760   $154,256
Ratio of operating expenses to average net
 assets                                           0.45%(a)   0.45%(a)(b) 0.45%(a)(b) 0.45%+(a)    0.45%      0.45%
Ratio of net investment income to average net
 assets                                           2.56%      5.74%       4.81%      4.74%+       5.16%       4.95%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.52%(a)   0.52%(a)    0.53%(a)    0.70%+(a)    0.70%      0.71%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED YEAR ENDED  YEAR ENDED  PERIOD ENDED YEAR ENDED YEAR ENDED
ADVISER CLASS SHARES                           03/31/02   03/31/01    03/31/00    03/31/99*    04/30/98   04/30/97
OPERATING PERFORMANCE:
Net asset value, beginning of period             $1.00      $1.00       $1.00       $1.00        $1.00      $1.00
Net investment income                           0.0278     0.0590      0.0491      0.0445       0.0518     0.0495
LESS DISTRIBUTIONS:
Dividends from net investment income           (0.0278)   (0.0590)    (0.0491)    (0.0445)     (0.0518)   (0.0495)
Net asset value, end of period                   $1.00      $1.00       $1.00       $1.00        $1.00      $1.00
TOTAL RETURN++                                    2.81%      6.06%       5.02%       4.54%        5.30%      5.07%
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)          $794,855 $1,190,853    $477,205     $88,836      $70,164    $24,845
Ratio of operating expenses to average net
 assets                                           0.45%(a)   0.45%(a)(b) 0.45%(a)(b) 0.45%+(a)    0.45%      0.45%(a)
Ratio of net investment income to average net
 assets                                           2.45%      5.81%       5.01%       4.80%+       5.18%      4.97%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.53%(a)   0.54%(a)    0.54%(a)    0.69%+(a)    0.70%      0.74%(a)

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED YEAR ENDED YEAR ENDED
ADVISER CLASS SHARES                                     03/31/02   03/31/01   03/31/00   03/31/99*    04/30/98   04/30/97
OPERATING PERFORMANCE:
Net asset value, beginning of period                      $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
Net investment income                                    0.0190     0.0367     0.0304      0.0270      0.0332     0.0313
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.0190)   (0.0367)   (0.0304)    (0.0270)    (0.0332)   (0.0313)
Net asset value, end of period                            $1.00      $1.00      $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                                             1.92%      3.73%      3.08%       2.73%       3.34%      3.19%
===========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $158,556   $129,807    $77,511     $55,434     $29,936     $7,296
Ratio of operating expenses to average net assets          0.45%      0.45%      0.45%       0.45%+      0.45%(a)   0.45%
Ratio of net investment income to average net assets       1.78%      3.68%      3.04%       2.85%+      3.28%      3.13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.55%      0.54%      0.55%       0.73%+      0.73%      0.77%

                                 * Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED YEAR ENDED PERIOD ENDED PERIOD ENDED YEAR ENDED YEAR ENDED YEAR ENDED
ADVISER CLASS SHARES                       03/31/02   03/31/01    03/31/00    05/14/99*    02/28/99   02/28/98   02/28/97
OPERATING PERFORMANCE:
Net asset value, beginning of period        $1.00      $1.00       $1.00        $1.00       $1.00       $1.00      $1.00
Net investment income                      0.0174     0.0308      0.0232       0.0052      0.0268      0.0309     0.0291
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.0174)   (0.0308)    (0.0232)     (0.0052)    (0.0268)    (0.0309)   (0.0291)
Net asset value, end of period              $1.00      $1.00       $1.00        $1.00       $1.00       $1.00      $1.00
TOTAL RETURN++                               1.75%      3.12%       2.32%        0.52%       2.71%       3.13%      2.95%
==========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $298,268   $318,737    $360,319     $636,000    $709,000    $671,000   $472,000
Ratio of operating expenses to average
 net assets                                  0.45%      0.45%       0.45%+       0.50%+      0.49%(a)    0.50%(a)   0.50%(a)
Ratio of net investment income to average
 net assets                                  1.13%      3.08%       2.55%+       2.49%+      2.65%       3.06%      2.92%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                      0.53%      0.53%       0.53%+       0.52%+      0.49%(a)    0.50%(a)   0.50%(a)

                                 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund
                                 Horizon Service Shares, which were reorganized into the California Tax-Exempt Reserves
                                 Adviser Class Shares, as of May 21, 1999.
                                 Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC. + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
RESERVES

                                                                    PERIOD ENDED
ADVISER CLASS SHARES                                                 03/31/02*
OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $1.00
Net investment income                                                  0.0008
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.0008)
Net asset value, end of period                                         $1.00
TOTAL RETURN++                                                         0.08%
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                                   $1
Ratio of operating expenses to average net assets                      0.45%+
Ratio of net investment income to average net assets                   0.78%+
Ratio of expenses to average net assets without waivers
 and/or expense reimbursements                                         4.76%+

                                 * New York Tax-Exempt Reserves Adviser Class
                                 Shares commenced operations on February 15, 2002.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

     SEC file number:
     Nations Funds Trust, 811-09645

     ADVISER-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.626.2275 (Institutional Investors)
                1.800.321.7854 (Individual Investors)

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]




Nations Cash Reserves
----------------------------
Prospectus -- Marsico Shares

August 1, 2002

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVE THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              Not FDIC Insured
                                                                May Lose Value
                                                              No Bank Guarantee






                                                            [LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
   TERMS USED IN THIS PROSPECTUS

   IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[Graphic]

   YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 28.

   YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

   AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.



This booklet, which is called a prospectus, tells you about one of the Nations Money Market Funds -- Nations Cash Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Marsico Class Shares of Nations Cash Reserves. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

ABOUT THE FUND
This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

This Fund may be suitable for you if:
  .you're looking for a relatively low risk investment with stability of principal
  .you have short-term income needs

It may not be suitable for you if:
  .you're looking for higher returns
  .you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 5.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BA ADVISORS AND BACAP STARTING ON PAGE 12.




                                    [Graphic]

      About the Fund

               NATIONS CASH RESERVES                           5
               Sub-adviser: BACAP
               -------------------------------------------------
               OTHER IMPORTANT INFORMATION                    10
               -------------------------------------------------
               HOW THE FUND IS MANAGED                        12

                                    [Graphic]

     About your investment

               INFORMATION FOR INVESTORS
                Buying, selling and exchanging shares         15
                  How orders are processed                    17
                Shareholder servicing and
                  administration fees                         23
                Distributions and taxes                       24
               -------------------------------------------------
               FINANCIAL HIGHLIGHTS                           26
               -------------------------------------------------
               TERMS USED IN THIS PROSPECTUS                  28
               -------------------------------------------------
               WHERE TO FIND MORE INFORMATION         BACK COVER

[Graphic]
   ABOUT THE SUB-ADVISER


   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[Graphic]
   YOU'LL FIND MORE ABOUT BACAP ON PAGE 13.

   THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN Other important information.

   THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.


NATIONS CASH RESERVES

                                   [Graphic]

     INVESTMENT OBJECTIVE
     The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

                                    [Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:
  .commercial paper
  .bank obligations
  .short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers
  .short-term taxable municipal securities
  .repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

[Graphic]
   FIRST-TIER SECURITIES

   A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

[Graphic]
   YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.
  .Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  .Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  .Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

                                    [Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Cash Reserves has the following risks:
      .Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.
      .Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[Graphic]
   MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

   CALL US AT 1.888.860.8686 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.

                                    [Graphic]


     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Marsico Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                     [CHART]


       6.11%   3.92%
       2000    2001

        *Year-to-date return as of June 30, 2002: 0.82%


BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2000:                           1.58%
Worst: 1st quarter 2001:                          0.59%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

                                                          Life of
                                                 1 year   Fund*
Marsico Shares                                    3.92%   4.97%

*The inception date of Marsico Shares is January 26, 1999.

[Graphic]
   THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

   TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


                                    [Graphic]


     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

               SHAREHOLDER FEES                          Marsico
               (Fees paid directly from your investment) Shares
               Maximum sales charge (load) imposed on
               purchases                                  none
               Maximum deferred sales charge (load)       none

               ANNUAL FUND OPERATING EXPENSES/1/
               (Expenses that are deducted from the
               Fund's assets)
               Management fees                            0.15%
               Shareholder servicing and administration
                fees                                      0.35%
               Other expenses                             0.12%
                                                         -----
               Total annual Fund operating expenses       0.62%
               Fee waivers and/or reimbursements         (0.07)%
                                                         -------
               Total net expenses/2/                      0.55%
                                                         =====

     /1/ The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     /2/ The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

[Graphic]
   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.



EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes:
  .you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods .you reinvest all dividends and distributions in the Fund
  .your investment has a 5% return each year
  .the Fund's operating expenses remain the same as shown in the table above .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year 3 years 5 years 10 years
                 Marsico Shares  $56    $192    $340     $770

                                    [Graphic]


     Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:
  .Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:
    .may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less
    .must maintain an average dollar-weighted maturity of 90 days or less
    .may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days
    .may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier.
  .Changing investment objectives and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
   The Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.
  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons may not earn income.
  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[Graphic]
   BANC OF AMERICA
   ADVISORS, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255



                                    [Graphic]


     How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

BA Advisors can receive a maximum annual investment advisory fee of 0.15%, calculated as a percentage of average daily net assets of the Fund. BA Advisors received an actual investment advisory fee of 0.15% during the Fund's last fiscal year, after waivers and/or reimbursements.

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:
  .change, add or terminate one or more sub-advisers;

[Graphic]
   BANC OF AMERICA CAPITAL
   MANAGEMENT, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255


  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or
  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for the Fund.

[Graphic]
   STEPHENS INC.

   111 CENTER STREET LITTLE ROCK, ARKANSAS 72201

[Graphic]
   PFPC INC.

   400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809


OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. The Fund may pay a shareholder servicing fee and/or other compensation to companies for providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------




[Graphic]
   WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS.

   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
   MARSICO FUNDS

   MARSICO FUNDS C/O UMB FUND SERVICES, INC.
    P.O. BOX 3210 MILWAUKEE, WI 53202




  [Graphic]

      Buying, selling and exchanging shares

This prospectus offers Marsico Shares of Nations Cash Reserves. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.

You can invest in the Fund only through the Fund's servicing agent, UMB Fund Services, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                  Ways to
                buy, sell or        How much you can buy,
                  exchange            sell or exchange                Other things to know
               --------------- -------------------------------- --------------------------------
Buying shares  In a lump sum   minimum initial investment:
                               .$2,500 for regular accounts
                               .$1,000 for traditional and
                                Roth IRAs, and Coverdell
                                Education Savings Accounts
                               .$500 for spousal IRA accounts
                               .$500 for SEP IRA accounts
                               .$500 for transfers to minor
                                accounts
                               minimum additional investment:
                               .$100 for all accounts
               Using our       minimum initial investment:      You can buy shares twice a
               Automatic       .$1,000                          month, monthly or quarterly,
               Investment Plan minimum additional investment:   using automatic transfers from
                               .$50                             your bank account.
------------------------------------------------------------------------------------------------
Selling shares In a lump sum   .you can sell up to $50,000 of   We usually send you or your
                                your shares by telephone,       selling agent the sale proceeds
                                otherwise there are no limits   on the same day that we
                                to the amount you can sell      receive your order.
                               .other restrictions may apply to If you paid for your shares with
                                withdrawals from retirement     a check that wasn't certified,
                                plan accounts                   we'll hold the sale proceeds
                                                                when you sell those shares for
                                                                at least 15 days after the trade
                                                                date of the purchase, or until
                                                                the check has cleared,
                                                                whichever is later.
               Using our       .minimum $100 per withdrawal     Your account balance must be
               Systematic                                       at least $10,000 to set up the
               Withdrawal Plan                                  plan. You can make
                                                                withdrawals twice a month,
                                                                monthly, quarterly or annually.
                                                                We'll send your money by
                                                                check or deposit it directly to
                                                                your bank account.
------------------------------------------------------------------------------------------------
Exchanging     In a lump sum   .minimum $2,500 per              You can generally exchange
shares                          exchange                        Marsico Shares of the Fund for
                                                                shares of Marsico Funds.
               Using our       .minimum $50 per exchange        You must already have an
               Automatic                                        investment in the Funds into
               Exchange                                         which you want to exchange.
               Feature                                          You can make exchanges
                                                                monthly or quarterly.

[Graphic]
   A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE FUND RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

   EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share of each share class of Nations Cash Reserves at 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by 5:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share, except, orders must be received by 3:00 p.m. Eastern time on the last business day of the calendar year.

Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:
  .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.
  .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.
  .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
  .Telephone orders may be difficult to complete during periods of significant economic or market change.

                                    [Graphic]


     BUYING SHARES

     Here are some general rules for buying shares:
       .We'll process your order only if we receive payment in federal funds by 5:30 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early), except, payment must be received by 4:00 p.m. Eastern time on the last business day of the calendar year. Otherwise, we'll cancel your order.
       .The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.
       .Shares you buy are recorded on the books of the Fund. We don't issue certificates.
       .All purchases must be made in U.S. dollars and checks drawn on U.S.
        banks. No cash, credit cards or third party checks will be accepted.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $2,500.
     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:
       .$1,000 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts
       .$500 for spousal IRA accounts
       .$500 for SEP IRA accounts
       .$500 for transfers to minor accounts
       .$1,000 using our Automatic Investment Plan
     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

Automatic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.
Here's how the plan works:
  .You can buy shares twice a month, monthly or quarterly.
  .You can choose to have your money transferred on or about the 15th or the last day of the month.

[Graphic]
   FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.



                                    [Graphic]

     SELLING SHARES

     Here are some general rules for selling shares:
      .If you're selling your shares through the servicing agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. The servicing agent is responsible for depositing the sale proceeds to your account on time.
      .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.
      .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.
      .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.
      .Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.
      .We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
       Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted,
       (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.
      .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

     We may sell your shares:
      .if the value of your account falls below $500.We'll give you 60 days notice in writing if we're going to do this .if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you
      .under certain other circumstances allowed under the 1940 Act

Systematic Withdrawal Plan
The Systematic Withdrawal Plan lets you withdraw $100 or more twice a month, monthly, quarterly or annually. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:
  .Your account balance must be at least $10,000 to set up the plan.
  .If you set up the plan after you've opened your account, your signature must be guaranteed.
  .You can choose to have us transfer your money on or about the 15th or the
   25th of the month.
  .We'll send you a check or deposit the money directly to your bank account. .You can cancel the plan by giving the servicing agent 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE MARSICO FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY BEFORE YOU INVEST.



                                    [Graphic]


     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:
      .You can exchange Marsico Shares of the Fund for shares of Marsico Funds. .You must exchange at least $2,500, or $50 using our Automatic Exchange
       Feature.
      .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.
      .You may only make exchanges into a Fund that is legally sold in your state of residence.
      .You generally may only make an exchange into a Fund that is accepting investments.
      .We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.
      .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
      .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds every month or every quarter. You can contact your investment professional or the servicing agent to set up the plan.

Here's how automatic exchanges work:
  .Send your request to the servicing agent in writing or call 1.888.860.8686. .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.
  .You must already have an investment in the Funds you want to exchange.
  .You can choose to have us transfer your money on or about the 1st or the
   15th day of the month.
  .The rules for making exchanges apply to automatic exchanges.

[Graphic]
   THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



                                    [Graphic]


      Shareholder servicing and administration fees

The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

Administration agents are compensated for providing services to investors under a shareholder administration plan.

Administration agents may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Marsico Shares of the Fund.

Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the servicing agent or administration agents for as long as the plan continues. We may reduce or discontinue payments at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
   THE POWER OF
   COMPOUNDING

   REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

   PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


                                    [Graphic]


      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:
  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.
  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year. The Fund declares distributions of net investment income each business day (unless the Fund closes early), and pays these distributions monthly. Normally, the Fund will declare and pay distributions of net investment income as indicated above. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is paid. Shares are eligible to receive net investment income distributions from the settlement date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.888.860.8686.

[Graphic]
   THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

   FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



HOW TAXES AFFECT YOUR INVESTMENT
Distributions of the Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income.

Although the Fund does not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:
  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


  [Graphic]

     FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS
CASH RESERVES                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                YEAR ENDED  YEAR ENDED YEAR ENDED PERIOD ENDED
 MARSICO SHARES                 03/31/02*    03/31/01   03/31/00   03/31/99**
 OPERATING PERFORMANCE:
 Net asset value, beginning of
  period                           $1.00      $1.00      $1.00       $1.00
 Net investment income            0.0292      0.0596     0.0497     0.0080
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                         (0.0292)    (0.0596)   (0.0497)   (0.0080)
 Net asset value, end of period    $1.00      $1.00      $1.00       $1.00
 TOTAL RETURN++                    2.96%      6.13%      5.08%       0.80%
 -------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
 Net assets, end of period
  (in 000's)                      $35,759    $39,894    $19,552     $17,970
 Ratio of operating expenses to
  average net assets            0.55%(a)(b)  0.55%(a)   0.55%(a)   0.55%+(a)
 Ratio of net investment income
  to average net assets            2.92%      5.94%      4.96%      4.96%+
 Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                 0.58%(a)    0.58%(a)   0.60%(a)   0.59%+(a)

                        * The financial information for the fiscal periods through March 31, 2002 reflect the financial information for Nations Prime Fund Marsico Shares which were reorganized into Nations Cash Reserves Marsico Shares as of May 10, 2002.
                        ** Prime Fund Marsico Shares commenced operations on January 26, 1999.
                        + Annualized.
                        ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                        (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                        (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
   THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



                                    [Graphic]


     Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

   SEC file number: Nations Funds Trust, 811-09645

   MARSICOPRO - 0802



                                    [Graphic]


     Where to find more
     information

  You'll find more information about Nations Cash Reserves in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

                                    [Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.888.860.8686

     By mail:
     Nations Cash Reserves-Marsico Shares c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO]
NATIONS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                    NATIONS FUNDS TRUST                             Government & Corporate Bond Funds
              International/Global Stock Funds                              Nations Bond Fund
                Nations Emerging Markets Fund                       Nations Government Securities Fund
                  Nations Global Value Fund                            Nations High Yield Bond Fund
              Nations International Equity Fund                       Nations Intermediate Bond Fund
              Nations International Value Fund                  Nations Short-Intermediate Government Fund
      Nations Marsico International Opportunities Fund                Nations Short-Term Income Fund
                                                                      Nations Strategic Income Fund
                         Stock Funds
                Nations Asset Allocation Fund                              Municipal Bond Funds
                 Nations Capital Growth Fund                     Nations Intermediate Municipal Bond Fund
                 Nations Classic Value Fund                           Nations Municipal Income Fund
             Nations Convertible Securities Fund                 Nations Short-Term Municipal Income Fund
               Nations Financial Services Fund
                 Nations LargeCap Value Fund                            State Municipal Bond Funds
              Nations Marsico 21st Century Fund            Nations California Intermediate Municipal Bond Fund
            Nations Marsico Focused Equities Fund                 Nations California Municipal Bond Fund
                 Nations Marsico Growth Fund                 Nations Florida Intermediate Municipal Bond Fund
                 Nations MidCap Growth Fund                        Nations Florida Municipal Bond Fund
                  Nations MidCap Value Fund                  Nations Georgia Intermediate Municipal Bond Fund
                    Nations Research Fund                          Nations Kansas Municipal Income Fund
                 Nations SmallCap Value Fund                Nations Maryland Intermediate Municipal Bond Fund
                 Nations Small Company Fund              Nations North Carolina Intermediate Municipal Bond Fund
                Nations Strategic Growth Fund            Nations South Carolina Intermediate Municipal Bond Fund
                     Nations Value Fund                     Nations Tennessee Intermediate Municipal Bond Fund
                                                              Nations Texas Intermediate Municipal Bond Fund
                         Index Funds                        Nations Virginia Intermediate Municipal Bond Fund
                 Nations LargeCap Index Fund
                 Nations Managed Index Fund                                 Money Market Funds
                  Nations MidCap Index Fund                       Nations California Tax-Exempt Reserves
                 Nations SmallCap Index Fund                              Nations Cash Reserves
                                                                       Nations Government Reserves
                     LifeGoal Portfolios                              Nations Money Market Reserves
         Nations LifeGoal Balanced Growth Portfolio                     Nations Municipal Reserves
              Nations LifeGoal Growth Portfolio                    Nations New York Tax-Exempt Reserves
        Nations LifeGoal Income and Growth Portfolio                   Nations Tax-Exempt Reserves
                                                                        Nations Treasury Reserves

         Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Investor Class Shares, Liquidity Class
    Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust
      Class Shares, Primary A Shares, Primary B Shares, Investor A Shares,
                    Investor B Shares and Investor C Shares

                                 August 1, 2002

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. The SAI is not a prospectus for the Funds. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2002, are hereby incorporated into this SAI by reference.

         For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this SAI in Appendix B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI ........................................................................     1
HISTORY OF THE TRUST ..................................................................     2
DESCRIPTION OF THE FUNDS AND THE INVESTMENTS AND RISKS OF THEIR FUNDS .................     2
   General ............................................................................     2
   Investment Policies and Limitations ................................................     2
      Fundamental Policy Restrictions .................................................     3
      Non-Fundamental Policy Restrictions .............................................     4
      Exemptive Orders ................................................................     4
   Permissible Fund Investments and Investment Techniques .............................     5
      The International/Global Stock Funds ............................................     5
      The Stock Funds .................................................................     6
      The Index Funds .................................................................     7
      LifeGoal Portfolios .............................................................     7
      Government & Corporate Bond Funds ...............................................     8
      Municipal Bond Funds ............................................................     9
      State Municipal Bond Funds ......................................................     9
      Money Market Funds ..............................................................     9
   Descriptions of Permissible Investments ............................................     9
      Asset-Backed Securities .........................................................     9
      Bank Obligations (Domestic and Foreign) .........................................    10
      Borrowings ......................................................................    11
      Common Stock ....................................................................    11
      Convertible Securities ..........................................................    12
      Corporate Debt Securities .......................................................    13
      Derivatives .....................................................................    13
      Dollar Roll Transactions ........................................................    14
      Foreign Securities ..............................................................    14
      Futures and Options .............................................................    16
      Guaranteed Investment Contracts and Funding Agreements ..........................    19
      High Yield/Lower-Rated Debt Securities ..........................................    19
      Linked Securities and Structured Products .......................................    20
      Money Market Instruments ........................................................    21
      Mortgage-Backed Securities ......................................................    21
      Municipal Securities ............................................................    22
      Other Investment Companies ......................................................    25
      Pass Through Securities (Participation Interests and Company Receipts) ..........    26
      Preferred Stock .................................................................    27
      Private Placement Securities and Other Restricted Securities ....................    28
      REITs and Master Limited Partnerships ...........................................    28
      Repurchase Agreements ...........................................................    29
      Reverse Repurchase Agreements ...................................................    29
      Securities Lending ..............................................................    30
      Short Sales .....................................................................    30
      Stripped Securities .............................................................    30
      Swap Contracts ..................................................................    31
      U.S. Government Obligations .....................................................    31
      Variable- and Floating-Rate Instruments .........................................    32
      Warrants and Rights .............................................................    32
      When-Issued Purchases, Delayed Delivery and Forward Commitments .................    32
      Zero-Coupon, Pay-In-Kind and Step-Coupon Securities .............................    33
   Other Considerations ...............................................................    34

         Temporary Defensive Purposes ...................................................   34
         Portfolio Turnover .............................................................   34
         Concentrating in the Financial Services Industry ...............................   35
   MANAGEMENT OF THE TRUST ..............................................................   35
      The Trustees and Principal Officers ...............................................   35
      Board Committees ..................................................................   37
      Board Compensation ................................................................   38
      Retirement Plan ...................................................................   40
      Nations Funds Deferred Compensation Plan ..........................................   41
      Beneficial Equity Ownership Information ...........................................   41
      Ownership of Securities of Adviser, Distributor, or Related Entities ..............   42
      Disclosure of Other Transactions Involving Trustees ...............................   42
      Approval of Advisory and Sub-Advisory Agreements ..................................   43
      Codes of Ethics ...................................................................   44
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................................   45
   INVESTMENT ADVISORY AND OTHER SERVICES ...............................................   45
      Investment Adviser and Sub-Advisers ...............................................   45
         BA Advisors, BACAP and Marsico Capital .........................................   45
         Sub-Advisers Unaffiliated with BA Advisors .....................................   45
         Investment Advisory and Sub-Advisory Agreements ................................   46
         Expense Limitations ............................................................   47
         Advisory Fee Rates .............................................................   49
         Advisory Fees Paid .............................................................   49
         Sub-Advisory Fee Rates .........................................................   53
         Sub-Advisory Fees Paid .........................................................   53
      Co-Administrators and Sub-Administrator ...........................................   54
         Co-Administrators ..............................................................   54
         Sub-Administrator ..............................................................   55
         Co-Administration and Sub-Administration Fees Paid .............................   55
      12b-1 Plans .......................................................................   59
      Expenses ..........................................................................   67
      Other Service Providers ...........................................................   68
         Transfer Agents and Custodian ..................................................   68
         Independent Accountants ........................................................   68
         Counsel ........................................................................   69
   BROKERAGE ALLOCATION AND OTHER PRACTICES .............................................   69
      General Brokerage Policy, Brokerage Transactions and Broker Selection .............   69
      Aggregate Brokerage Commissions ...................................................   71
      Brokerage Commissions Paid to Affiliates ..........................................   72
      Directed Brokerage ................................................................   73
      Securities of Regular Broker/Dealers ..............................................   75
      Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit ..........   76
   CAPITAL STOCK ........................................................................   76
      Description of the Trust's Shares .................................................   76
      About the Trust's Capital Stock ...................................................   77
   PURCHASE, REDEMPTION AND PRICING OF SHARES ...........................................   79
      Purchase, Redemption and Exchange .................................................   79
      Offering Price ....................................................................   79
   INFORMATION CONCERNING TAXES .........................................................   81
      General ...........................................................................   81
      Equalization Accounting ...........................................................   82
      Excise Tax ........................................................................   82
      Investment through Master Portfolios ..............................................   82
      Taxation of Fund Investments ......................................................   82
      Taxation of Distributions .........................................................   84

      Disposition of Fund Shares ...........................................................     85
      Foreign Taxes ........................................................................     85
      Federal Income Tax Rates .............................................................     85
      Corporate Shareholders ...............................................................     86
      Foreign Shareholders .................................................................     86
      Backup Withholding ...................................................................     86
      Tax-Deferred Plans ...................................................................     87
      Special Tax Considerations Pertaining to all the Tax-Exempt Funds ....................     87
      Special Tax Considerations Pertaining to the California Funds ........................     87
      Special Tax Considerations Pertaining to the Florida Funds ...........................     88
      Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund ..........     88
      Special Tax Considerations Pertaining to the Kansas Income Fund ......................     89
      Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund .........     89
      Special Tax Considerations Pertaining to New York Tax-Exempt Reserves ................     89
      Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund ...     89
      Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund ...     90
      Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund ........     90
      Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund .........     90
   UNDERWRITER COMPENSATION AND PAYMENTS ...................................................     90
   FUND PERFORMANCE ........................................................................     91
      Advertising Fund Performance .........................................................     91
      Yield Calculations ...................................................................     93
         Money Market Funds ................................................................     93
         Non-Money Market Funds ............................................................     95
      Total Return Calculations ............................................................     98
      Cumulative Return ....................................................................     98
   After-Tax Return Calculations ...........................................................     99
   APPENDIX A--DESCRIPTION OF SECURITY RATINGS .............................................    A-1
   APPENDIX B--GLOSSARY ....................................................................    B-1
   APPENDIX C--DESCRIPTION OF STATE CONDITIONS .............................................    C-1
   APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ..................................    D-1

                                 ABOUT THIS SAI

         What is the SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware business trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         How should I use the SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         What governs the type of information that is put in the SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         Is the SAI available on the Internet?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The name of the "Company Name" that investors should search for is "Nations Funds Trust."

         Who may I contact for more information?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional or (800) 626-2275 for institutional money market investors.

                              HISTORY OF the TRUST

         Nations Funds Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $150 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.

                          DESCRIPTION OF THE FUNDS AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS

         General

         All the Funds are open-end, management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21/st/ Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and Strategic Growth Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Funds is a permissible investment under the law applicable to it.

         Investment Policies and Limitations

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

     Fundamental Policy Restrictions

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.   Under normal circumstances,

     . Florida Intermediate Bond Fund and Florida Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

     . Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

     . Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

     . California Tax-Exempt Reserves and New York Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

     . California Municipal Bond Fund and California Intermediate Municipal Bond Fund will invest at lest 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

     . Kansas Income Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund and Virginia Intermediate Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

     . Tennessee Intermediate Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

     Non-Fundamental Policy Restrictions

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, Financial Services Fund and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

     Exemptive Orders

     In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BA Advisors may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

     Permissible Fund Investments and Investment Techniques

     A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

     Subject to its fundamental and non-fundamental investment policies:

     >> Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

     >> Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

     >> Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing,
          (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

     The International/Global Stock Funds

     Emerging Markets Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); and REITs and master limited partnerships.

     Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

     International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and master limited partnerships.

     International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

     Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

     The Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Fund.

     The Stock Funds

     Asset Allocation Fund, Capital Growth Fund, Classic Value Fund, Convertible Securities Fund, Financial Services Fund, LargeCap Value Fund, MidCap Growth Fund, MidCap Value Fund, Research Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund,: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities Fund); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Capital Growth Fund, Convertible Securities Fund, LargeCap Value Fund, MidCap Growth Fund, MidCap Value Fund, SmallCap Value Fund, Small Company Fund, Strategic Growth Fund and Value Fund may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Funds reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Funds.

     Marsico Growth Fund, Marsico Focused Equities Fund and Marsico 21st Century
Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Each Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Funds.

     The Index Funds

     The LargeCap Index Fund, Managed Index Fund, MidCap Index Fund and SmallCap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

     The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

     LifeGoal Portfolios

     Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

     The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

     The following table shows the underlying Nations Funds in which the LifeGoal Portfolios are currently permitted to invest. It also shows the expected total expense ratios for Primary A Shares of each of the selected underlying Funds appearing in each of the underlying Funds' prospectuses dated August 1, 2002.

                                                                   (before fee
                                            (after fee waivers   waivers and/or
LifeGoal Portfolios' Underlying Funds         and/or expense         expense
                                             reimbursements)     reimbursements)
Value Fund                                        0.95%               0.95%
Strategic Growth Fund                             0.94%               0.94%
Marsico Focused Equities Fund                     1.11%               1.11%
MidCap Growth Fund                                0.97%               0.97%
Small Company Fund                                1.15%               1.22%
International Value Fund                          1.23%               1.23%
International Equity Fund                         1.16%               1.16%
Emerging Markets Fund                             2.04%               2.04%
International Bond Portfolio                      0.10%               0.12%
Bond Fund                                         0.68%               0.68%
High Yield Bond Fund                              0.93%               1.00%
Short-Term Income Fund                            0.52%               0.62%
MidCap Value Fund                                 1.25%               1.25%
SmallCap Value Fund                               1.30%               1.38%
Marsico International Opportunities Fund          1.50%               4.00%
Capital Growth Fund                               0.97%               0.97%
Cash Reserves--Capital Class                      0.20%               0.27%

     The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

     Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

     Government & Corporate Bond Funds

     Bond Fund, Government Securities Fund, Intermediate Bond Fund, Short-Intermediate Government Fund, Short-Term Income Fund and Strategic Income
Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, foreign securities and pass-through securities.

     Municipal Bond Funds

     Intermediate Municipal Bond Fund, Municipal Income Fund and Short-Term Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     State Municipal Bond Funds

     California Bond Fund, California Intermediate Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Money Market Funds

     California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: funding agreements, repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Descriptions of Permissible Investments

     Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

     Asset-Backed Securities

     Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

     The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

     In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

     Bank Obligations (Domestic and Foreign)

     Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

     A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

     A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

     As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

     Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

     Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

     Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

     Borrowings

     Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

     The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2002.

     As noted above, pursuant to an exemptive order expected from the SEC, a Fund will be able to, subject to certain conditions, borrow money from other Funds in the Nations Funds Family to for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

     A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

     Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

     Common Stock

     Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

     Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

     With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

     Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

     Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

     Convertible Securities

     Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

     The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

     The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

     Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common

Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

     See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

     Corporate Debt Securities

     Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

     The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

     See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

     Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

     Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

     Derivatives

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

     The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

     A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

     Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

     See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

     Dollar Roll Transactions

     Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Foreign Securities

     Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

     Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the

U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

     A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to:
(1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

     As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

     SPECIAL RISKS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy is now exercised by the

European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent's economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

     For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. As of August 1, 2002, the euro was trading near highs against the U.S. dollar.

     Futures and Options

     Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

     Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

     Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

     A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

     Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

     With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

     With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

     In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     The successful use by the Funds of futures and options on stock indices will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

     Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets either themselves or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Guaranteed Investment Contracts and Funding Agreements

     Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

     Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

     High Yield/Lower-Rated Debt Securities

     A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

     The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

     Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

     Linked Securities and Structured Products

     Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

     Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

     SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

     Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         Mortgage-Backed Securities

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         Municipal Securities

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participation's in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participation's in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         Pass Through Securities (Participation Interests and Company Receipts)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Preferred Stock

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         . reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         . preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         . credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.

         . 70% dividend reduction--For corporate APS, qualified corporate buyers (except Subchapter S corporations) may deduct 70% of dividend received from federal income taxation under current regulations. However, in order to qualify for this deduction, the securities must be held a minimum of 46 days.

Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:
         . failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that `unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         . early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         . loss of 70% dividend received deduction (DRD)--If a qualified corporation liquidates a position of APS in the secondary market prior to the 46-day holding period, the eligibility for DRD would be lost.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         Private Placement Securities and Other Restricted Securities

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs and Master Limited Partnerships

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         Repurchase Agreements

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         Reverse Repurchase Agreements

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account on its own books, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         Securities Lending

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Short Sales

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         Stripped Securities

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency.
TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Swap Contracts

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. Government Obligations

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         Variable- and Floating-Rate Instruments

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         Warrants and Rights

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         When-Issued Purchases, Delayed Delivery and Forward Commitments

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian, or the Fund itself, will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian, or the Fund itself, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         Other Considerations

         Temporary Defensive Purposes

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         Portfolio Turnover

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the Asset Allocation Fund, Value Fund, Marsico 21st Century Fund, LifeGoal Balanced Growth Portfolio, and Managed Index Fund were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. The portfolio turnover rates for the Bond Fund, Short-Intermediate Government Fund, Government Securities Fund and Strategic Income Fund were reflected as higher this year than in years past due to the fact that dollar roll transactions are now considered by those Funds as "positions held" rather than financing transactions. In addition, the fact that the Bond Fund and Strategic Income Fund now invest a portion of their assets in the High Yield Portfolio and

International Bond Portfolio (as described in the Funds' prospectuses) has resulted in the Adviser having to reposition Fund holdings. The portfolio turnover rates for the Marsico International Opportunities Fund and Emerging Markets Fund were higher this year than in years past due to increased volatility across markets both in terms of country and sector performance.

         Concentrating in the Financial Services Industry

         The Financial Services Fund concentrates its investments in companies that are part of the financial services industry. These companies may include, among others, banks, brokerage firms, investment banking firms, investment advisers, securities underwriters and insurance companies. Investing in issuers of stock or debt in this industry is subject to additional risk.

         Some of these companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, significant competition and the risks inherent in securities trading and underwriting activities. In addition, the recently enacted Gramm-Leach-Bliley Act, which generally has modernized financial services law, has and may continue to lead to industry-wide changes in the way that banks, broker/dealers, insurance companies and other financial services companies are organized and do business. General economic conditions may also affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties also have a potentially adverse effect on companies in this industry.

         Insurance companies are particularly subject to government regulation and rate setting, potential tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also tend to be affected by weather and other catastrophes. Life and health insurance companies tend to be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures of reinsurance carriers.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         The Trustees and Principal Officers

         The following table provides basic information about the Trustees and Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees.

                                                                              Number of
                                           Term of                            Funds in
                                           Office and                         Fund
                                           Length of    Principal             Complex
                           Position Held   Time Served  Occupation(s)         Overseen by   Other Directorships Held
Name, Age and Address      with the Trust               During the Past       Trustee       by Trustee
                                                        Five Years
                                                 INDEPENDENT TRUSTEES

William P. Carmichael      Trustee         Indefinite   Senior Managing       81            Director, Cobra
Age: 58                                    term;        Director of The                     Electronics Corporation
c/o Nations Funds                          Trustee      Succession Fund (a                  (electronic equipment
One Bank of America Plaza                  since 1999   company formed to                   manufacturer), Opta Food
Charlotte, NC 28255                                     advise and buy                      Ingredients, Inc. (food
                                                        family owned                        ingredients manufacturer)
                                                        companies) from                     and Golden Rule Insurance
                                                        1998 through April                  Company since May, 1994;
                                                        2001.                               Trustee, Nations Funds
                                                                                            Family (2 other registered
                                                                                            investment companies)

William H. Grigg           Trustee         Indefinite   Retired; Chairman     85            Director, The Shaw Group,
Age: 69                                    term;        Emeritus since July                 Inc.; and Director and
c/o Nations funds                          Trustee      1997, Chairman and                  Vice Chairman, Aegis
One Bank of America Plaza                  since 1999   Chief Executive                     Insurance Services, Ltd.
Charlotte, NC 28255                                     Officer through                     (a mutual fund insurance
                                                        July 1997 - Duke                    company in Bermuda); Board
                                                        Power Co.                           member, Nations Funds
                                                                                            Family (6 other registered
                                                                                            investment companies)

Thomas F. Keller           Trustee         Indefinite   R.J. Reynolds         81            Director, Wendy's
Age: 70                                    term;        Industries                          International, Inc.
c/o Nations Funds                          Trustee      Professor of                        (restaurant operating and
One Bank of America Plaza                  since 1999   Business                            franchising); Director,
Charlotte, NC 28255                                     Administration,                     Dimon, Inc. (tobacco); and
                                                        Fuqua School of                     Director, Biogen, Inc.
                                                        Business, Duke                      (pharmaceutical
                                                        University, since                   biotechnology); Board
                                                        July 1974; Dean,                    member, Nations Funds
                                                        Fuqua School of                     Family (6 other registered
                                                        Business Europe,                    investment companies)
                                                        Duke University,
                                                        July 1999 through
                                                        June 2001

Carl E. Mundy, Jr.         Trustee         Indefinite   President and Chief   81            Director - Shering-Plough
Age: 66                                    term;        Executive Officer -                 (pharmaceuticals and
c/o Nations Funds                          Trustee      USO from May 1996                   health care products);
One Bank of America Plaza                  since 1999   to May 2000;                        General Dynamics
Charlotte, NC 28255                                     Commandant - United                 Corporation (defense
                                                        States Marine Corps                 systems); Trustee, Nations
                                                        from July 1991 to                   Funds Family (2 other
                                                        July 1995; Member,                  registered investment
                                                        Board of Advisors                   companies)
                                                        to the Comptroller
                                                        General of the
                                                        United States;
                                                        Chairman, Board of
                                                        Trustees, Marine
                                                        Corps University
                                                        Foundation;

Dr. Cornelius J. Pings     Trustee         Indefinite   Retired; President,   81            Director, Farmers Group,
Age: 73                                    term;        Association of                      Inc. (insurance company);
c/o Nations Funds                          Trustee      American                            Trustee, Nations Funds
One Bank of America Plaza                  since 1999   Universities                        Family (2 other registered
Charlotte, NC 28255                                     through June 1998;                  investment companies)

Charles B. Walker          Trustee         Indefinite   Vice Chairman and     81            Director - Ethyl
Age: 63                                    term;        Chief Financial                     Corporation (chemical
c/o Nations Funds                          Trustee      Officer - Albemarle                 manufacturing); Trustee,
One Bank of America Plaza                  since 1999   Corporation                         Nations Funds Family (2
Charlotte, NC 28255                                     (chemical                           other registered
                                                        manufacturing)                      investment companies)

                                                                              Number of
                                           Term of                            Funds in
                                           Office and                         Fund
                                           Length of    Principal             Complex
                           Position Held   Time Served  Occupation(s)         Overseen by   Other Directorships Held
Name, Age and Address      with the Trust               During the Past       Trustee       by Trustee
                                                        Five Years
                                               INTERESTED TRUSTEES/(1)/

Edmund L. Benson, III      Trustee         Indefinite   Director, President   81            Director, Insurance
Age: 65                                    term;        and Treasurer,                      Managers Inc. (insurance);
c/o Nations Funds                          Trustee      Saunders & Benson,                  Director, Insurance
One Bank of America Plaza                  since 1999   Inc. (insurance)                    Managers, Inc.
Charlotte, NC 28255                                                                         (insurance); Trustee,
                                                                                            Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

James B. Sommers           Trustee         Indefinite   Retired               81            Chairman - Central
Age: 63                                    term;                                            Piedmont Community
c/o Nations Funds                          Trustee                                          Director, College
One Bank of America Plaza                  since 1999                                       Foundation; Board of
Charlotte, NC 28255                                                                         Commissioners,
                                                                                            Charlotte/Mecklenberg
                                                                                            Hospital Authority;
                                                                                            Trustee, Central Piedmont
                                                                                            Community College, Mint
                                                                                            Museum of Art; Trustee,
                                                                                            Nations Funds Family (2
                                                                                            other registered
                                                                                            investment companies)

A. Max Walker              President,      Indefinite   Independent           85            Chairman and Board member,
Age: 80                    Trustee and     term;        Financial Consultant                Nations Funds Family (6
c/o Nations Funds          Chairman of     Trustee                                          other registered
One Bank of America Plaza  the Board       since 1999                                       investment companies)
Charlotte, NC 28255

Thomas S. Word, Jr.        Trustee         Indefinite   Partner - McGuire,    81            Director - Vaughan-Bassett
Age: 63                                    term;        Woods, Battle &                     Furniture Company, Inc.
c/o Nations Funds                          Trustee      Boothe LLP (law                     (furniture); Trustee,
One Bank of America Plaza                  since 1999   firm)                               Nations Funds Family (2
Charlotte, NC 28255                                                                         other registered
                                                                                            investment companies)

                                                       OFFICERS

Richard H. Blank, Jr.      Secretary and   n/a          Senior Vice          n/a            none
Age: 44                    Treasurer                    President since
Stephens Inc.                                           1998, and Vice
111 Center Street                                       President from 1994
Little Rock, AR 72201                                   to 1998 -- Mutual
                                                        Fund Services,
                                                        Stephens Inc.;
                                                        Secretary since
                                                        September 1993 and
                                                        Treasurer since
                                                        November 1998 -
                                                        Nations Funds
                                                        Family (6 other
                                                        registered
                                                        investment
                                                        companies)

________________

/(1)/ Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Trustee by virtue of the fact that he also serves as President of the Trust.

     Board Committees

     The Trust has an Audit Committee, Governance Committee and Investment Committee.

     The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

     The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

     The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports their activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr.

     Board Compensation

     Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

   -----------------------------------------------------------------------------
     Trustee                    Annual Retainer: $71,000
                                Board Chairman: Additional 25% of the base annual retainer.
                                Terms: Payable in quarterly installments.
                                Payable pro rata for partial calendar year service. Allocated across multiple registrants. Meeting Fees: $6,000 per meeting for in-person meetings (up to six meetings per calendar year) and $1,000 for telephone meetings. Allocated across multiple registrants convened at meetings.

   -----------------------------------------------------------------------------
     Audit Committee Member     Chairman: Additional 10% of the combined base
                                retainer and all meeting fees as Trustee.
                                Meeting Fees: $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board meetings. Allocated across multiple registrants convened at meetings.

--------------------------------------------------------------------------------
  Governance Committee Member    Chairman: Additional 10% of the combined
                                 retainer and all meeting fees as Trustee.
                                 Meeting Fees: $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board meetings. Allocated across multiple registrants convened at meetings.

--------------------------------------------------------------------------------
  Investment Committee Member    Chairman: Additional 10% of the combined
                                 retainer and all meeting fees as Trustee.
                                 Meeting Fees: $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board meetings. Allocated across multiple registrants convened at meetings.

           Compensation Table for the Fiscal Year Ended March 31, 2002

                                                    Pension or              Estimated         Total Compensation
                                Aggregate           Retirement Benefits     Annual            from the Nations Funds
                                Compensation        Accrued as Part of      Benefits Upon     Funds Complex Paid
   Name of Trustee              from the Trust/(1)/ Fund Expenses           Retirement        to Directors/(2)(3)/
   ------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
   ------------------------------------------------------------------------------------------------------------------
   William P. Carmichael            $12,459              $ 47,734              $ 9,547             $ 38,032
   ------------------------------------------------------------------------------------------------------------------
   William H. Grigg                  13,436               137,141               43,028              120,950
   ------------------------------------------------------------------------------------------------------------------
   Thomas F. Keller                  13,436               130,353               42,271              120,950
   ------------------------------------------------------------------------------------------------------------------
   Carl E. Mundy                     12,214                98,347               23,469               94,500
   ------------------------------------------------------------------------------------------------------------------
   Cornelius J. Pings                12,214                38,427                7,685               94,500
   ------------------------------------------------------------------------------------------------------------------
   Charles B. Walker                 12,214               185,105               37,021               94,500
   ------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES
   ------------------------------------------------------------------------------------------------------------------
   Edmund L. Benson, III            $12,214              $186,573              $37,315               94,500
   ------------------------------------------------------------------------------------------------------------------
   James B. Sommers                  12,332                72,459               14,492               95,500
   ------------------------------------------------------------------------------------------------------------------
   A. Max Walker                     15,268               120,169               48,034              139,125
   ------------------------------------------------------------------------------------------------------------------
   Thomas S. Word, Jr.               12,332               189,172               37,834               95,500

     ________________________

     /(1)/ All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that A. Max Walker, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities. The dollar amount reflected in this column includes only those Funds that were "housed" in the Trust through March 31, 2002. On May 10, 2002 and May 17, 2002, all of the funds of NFT, NFI and NR (other registered investment companies in the Nations Funds Family) were reorganized into the Trust. Accordingly, compensation received by Trustees for supervising those funds housed in NFT, NFI and NR are not reflected in this column.

     /(2)/ Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex. However, the dollar amount reflected in this column includes the additional compensation received from NFT, NFI and NR because during the fiscal year ended March 31, 2002, funds in the Nations Funds Family were still housed in those registered investment companies.

     /(3)/ Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $45,596; William P. Carmichael $9,756; William H. Grigg $74,028; Thomas F. Keller $100,314; James B. Sommers $2,390; and Thomas S. Word, Jr. $92,157.

     Retirement Plan

     On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

     Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         Beneficial Equity Ownership Information

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                      Calendar Year Ended December 31, 2001

                                                                          Aggregate Dollar Range of Equity
Trustee                    Dollar Range of Equity Securities of a Fund    Securities of Nations Funds Family

------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------
William P. Carmichael      MidCap Growth Fund - E                                         E
                           Small Company Growth Fund - E
                           International Value Fund - D
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
William H. Grigg           SmallCap Index Fund - D                                        E
                           Value Fund - C
                           Intermediate Bond Fund - E
                           International Value Fund - D
                           Classic Value Fund - E
                           MidCap Index Fund - D
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
Thomas F. Keller           Managed Index Fund - E                                         E
                           North Carolina Int. Bond Fund - E
                           Short-Intermediate Gov't Fund - E
                           SmallCap Index Fund - E
                           International Value Fund - E
                           Classic Value Fund - E
                           High Yield Bond Fund - E
                           Marsico Focused Equities Fund - C
                           Marsico 21/st/ Century Fund - B
                           MidCap Index Fund - E
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
Carl E. Mundy              Short-Term Income Fund - C                                  E
                           Value Fund - C
                           Convertible Securities Fund - C
                           Classic Value Fund - C
                           Global Value Fund - C
                           High Yield Bond Fund - C
                           LargeCap Value Fund - C
                           Marsico Focused Equities Fund - D
                           MidCap Value Fund - C
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
Cornelius J. Pings         Intermediate Municipal Bond Fund - E                        E
                           Municipal Income Fund - E
                           Short-Term Muni. Income Fund - E
                           Small Company Fund - B
                           Strategic Growth Fund - E
                           California Tax-Exempt Reserves - D
                           Cash Reserves - C
                           Convertible Securities Fund - C
                           International Equity Fund - C
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
Charles B. Walker          All Funds - A                                               A

------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III      Managed Index Fund - C                                      E
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
James B. Sommers           Bond Fund - E                                               E
                           Strategic Income Fund - E
                           Tax Exempt Reserves - E
                           Cash Reserves - D
                           Municipal Reserves - A
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
A. Max Walker              Classic Value Fund - D                                      E
                           Global Value Fund - E
                           High Yield Bond Fund - C
                           LargeCap Value Fund - C
                           Marsico Focused Equities Fund - E
                           MidCap Value Fund - C
                           All Other Funds - A

------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.        Short-Term Income Fund - E                                  E
                           Cash Reserves - D
                           Convertible Securities Fund - D
                           International Value Fund - D
                           Marsico 21/st/ Century Fund - D
                           All Other Funds - A

         Ownership of Securities of Adviser, Distributor, or Related Entities

         None of the Independent Trustees and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

         Disclosure of Other Transactions Involving Trustees

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         Approval of Advisory and Sub-Advisory Agreements

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting the Board reviews the performance information and nature of services provided by the Advisers. At least annually, the Board is provided with quantitative and qualitative information to assist the Board in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the Advisers, a description of the quality of services provided by the Advisers, as well as information about the financial condition of the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

         The Board reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a group of funds that was similar to the specific Fund ("Peer Group"), the relevant Lipper category of funds ("Lipper Group"), and an appropriate broad-based market index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board also reviewed, for each Fund as compared to its Peer Group and Lipper Group, the: (i) combined contractual advisory and administration fees; (ii) net expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (i.e. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

         The Board received and reviewed copies of each Adviser's latest Form ADV. In addition, the Board analyzed each Adviser's background and services that it provides to the Funds. Among other things, the Board reviewed and discussed the investment philosophy and experience of each Adviser. The Board discussed the fact that BA Advisors has established an investment program for each Fund and supervised and evaluated the various sub-adviser(s) who make the day-to-day investment decisions for the Funds. The Board recognized that BA Advisors has expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee multiple sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of communications from Portfolio shareholders received by the Advisers, the Funds or the Funds' transfer agent since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser and the level of attention given to the Funds by senior investment personnel of each Adviser.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees such that each entity would be able to attract and retain high-quality employees. In addition, the Board reviewed recent and anticipated hirings and departures of personnel, the Advisers' policies relating to assignment of personnel devoted to the Funds, and the general nature of the compensation structure applicable to portfolio managers and key personnel.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) level of profits realized by the primary investment adviser from its advisory arrangement with the Funds; (ii) an analysis of advisory fees paid by the Funds compared to other similar funds;
(iii) the scope of each Adviser's background and experience; (iv) and the quality of services provided by each of the Advisers.

         Codes of Ethics

         The Trust, each Adviser and Stephens have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, Advisers and Stephens are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2002, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 2, 2002, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 5, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser and Sub-Advisers

         BA Advisors, BACAP and Marsico Capital

         BA Advisors is the primary investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BA Advisors is also the investment adviser to the Master Portfolios. BACAP is the investment sub-adviser to all other Funds (except the Feeder Funds), except as described below. Marsico Capital is investment sub-adviser to the Marsico 21st Century Master Portfolio, Marsico Focused Equities Master Portfolio, Marsico Growth Master Portfolio and Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio.

         BA Advisors also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BA Advisors serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BA Advisors and BACAP are each wholly-owned subsidiaries of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The respective principal offices of BA Advisors and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BA Advisors

         Brandes is the investment sub-adviser to Classic Value Fund, Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the Nations High Yield Bond Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         Gartmore is the investment sub-adviser to the Emerging Markets Fund. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide, which is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215.

         INVESCO, with principal offices located at 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. INVESCO's International Equity Portfolio Management Team is responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio.

         Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam's Core International Equity Group is responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BA Advisors, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. Pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, BACAP, Gartmore, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors on 60 days' written notice.

         The Funds pay BA Advisors an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Expense Limitations

         BA Advisors has committed to: (i) waive investment advisory fees and/or co-administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

Contractual Advisory/Co-Administration Fee Waivers
Period from August 1, 2002, to July 31, 2003

Funds                                     Advisory       Co-Administration
                                           Waivers            Waivers

Short-Term Income Fund                      0.10%               n/a
Government Securities Fund                  0.10%(1)           0.05%
Strategic Income Fund                       0.10%               n/a

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

Nations Funds Expense Commitments Established at Overall Fund Level Period from August 1, 2002, to July 31, 2003

                                                    Fund Level Expense Commitment*
                                                    -----------------------------
Intermediate Municipal Fund**                            0.50%
Municipal Income Fund**                                  0.60%
Short Term Municipal Fund **                             0.40%
Florida Intermediate Bond Fund**                         0.50%
Georgia Intermediate Bond Fund**                         0.50%
Maryland Intermediate Bond Fund**                        0.50%
North Carolina Intermediate Bond Fund**                  0.50%
South Carolina Intermediate Bond Fund**                  0.50%
Tennessee Intermediate Bond Fund**                       0.50%
Texas Intermediate Bond Fund**                           0.50%
Virginia Intermediate Bond Fund**                        0.50%
California Municipal Bond Fund**                         0.60%
California Intermediate Bond Fund**                      0.50%
Florida Municipal Bond Fund**                            0.60%
Kansas Municipal Income Fund                             0.60%
High Yield Bond Fund                                     0.93%
Intermediate Bond Fund**                                 0.81%
LargeCap Index Fund**                                    0.35%
Managed Index Fund**                                     0.50%
MidCap Index Fund                                        0.35%
SmallCap Index Fund**                                    0.40%
Classic Value Fund**                                     1.13%
Financial Services Fund**                                1.30%
LargeCap Value Fund**                                    1.07%
MidCap Value Fund**                                      1.25%
Research Fund**                                          1.25%
SmallCap Value Fund**                                    1.30%
Small Company Fund**                                     1.15%
Global Value Fund**                                      1.40%
Marsico International Opportunities Fund                 1.50%

* Waivers of BA Advisors advisory and/or co-administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BA Advisors is entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time of recovery.

Nations Funds Expense Commitments Established at Overall Fund Level Period from August 1, 2002, to July 31, 2003

                                            Fund Level Expense Cap*
                                            ----------------------

California Tax-Exempt Reserves**                       0.20%
Cash Reserves**                                        0.20%
Government Reserves**                                  0.20%
Money Market Reserves**                                0.20%
Municipal Reserves**                                   0.20%
New York Tax-Exempt Reserves**                         0.20%
Tax-Exempt Reserves**                                  0.20%
Treasury Reserves**                                    0.20%

* Waivers of BA Advisors advisory and/or co-administration fees and/or other expense reimbursements will result in the listed Fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BA Advisors is entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment in effect at the time of recovery.

Nations Funds Contractual Shareholder Administration Fee Waivers
Period from August 1, 2002, to July 31, 2003

                                                         Shareholder Administration Waivers*
                                                         ----------------------------------
Managed Index Fund (Primary B Shares)                                0.10%
Short-Intermediate Government Fund (Primary B Shares)                0.10%
LifeGoal Balanced Growth Fund (Primary B Shares)                     0.10%
LifeGoal Growth Fund (Primary B Shares)                              0.10%
LifeGoal Income and Growth Fund (Primary B Shares)                   0.10%

* The Shareholder Administration fees listed are being waived by BA Advisors.

Nations Funds Contractual 12B-1 Distribution Fee Waivers
Period from August 1, 2002, to July 31, 2003

Money Market Funds (Liquidity Class Shares)           12b-1 Distribution Fee Waivers*
-------------------------------------------           ------------------------------
California Tax-Exempt Reserves                                   0.60%
Cash Reserves                                                    0.60%
Government Reserves                                              0.60%
Money Market Reserves                                            0.60%
Municipal Reserves                                               0.60%
New-York Reserves                                                0.60%
Tax-Exempt Reserves                                              0.60%
Treasury Reserves                                                0.65%

Money Market Funds (Liquidity Class Shares)           Shareholder Servicing Fee Waivers*
-------------------------------------------           ---------------------------------
California Tax-Exempt Reserves                                   0.10%
Cash Reserves                                                    0.10%
Government Reserves                                              0.10%
Money Market Reserves                                            0.10%
Municipal Reserves                                               0.10%
New-York Reserves                                                0.10%
Tax-Exempt Reserves                                              0.10%
Treasury Reserves                                                0.10%

* The 12b-1 Distribution/Shareholder Servicing fees listed are being waived by Stephens.

         Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         Advisory Fees Paid

         BA Advisors (or its predecessor) received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2002.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds
Emerging Markets Fund                                 236,922            72,411                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        4,887,814                 0                     0
Marsico International Opportunities Fund(a)            57,209                 0                     0
International Value Fund(a)                        22,143,000           856,698                     0

Stock Funds
Asset Allocation Fund                               2,611,501                 0                     0
Capital Growth Fund                                 3,395,912                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                         3,447,508                 0                     0
Financial Services Fund                                39,758                 0                     0
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21st Century Fund(a)                          552,016                 0                     0
Marsico Focused Equities Fund(a)                   13,056,375                 0                     0
Marsico Growth Fund(a)                              3,755,395                 0                     0
MidCap Growth Fund                                  4,338,544                 0                     0
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
Small Company Fund                                  6,171,070           483,415                     0
SmallCap Value Fund*                                      n/a               n/a                   n/a
Strategic Growth Fund(a)                            7,863,731                 0                     0
Value Fund                                          5,788,057                 0                     0

Index Funds
LargeCap Index Fund                                 1,296,509         6,260,208                     0
Managed Index Fund                                    504,448           805,940                     0
MidCap Index Fund                                     457,811         1,373,438                     0
SmallCap Index Fund                                   124,693         1,296,961                     0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                    549,727                 0                     0
LifeGoal Growth Portfolio                             260,630                 0                     0
LifeGoal Income and Growth Portfolio                   83,928                 0                     0

Government & Corporate Bond Funds
Bond Fund                                           9,605,604             8,090                     0
Government Securities Fund                          1,138,325           223,667                     0
High Yield Bond Fund(a)                             1,056,755                 0                     0
Intermediate Bond Fund(a)                             719,176                 0                     0
Short-Intermediate Government Fund                  1,655,393                 0                     0
Short-Term Income Fund                                942,399           471,198                     0
Strategic Income Fund                                 897,413           224,352                     0

Municipal Bond Funds
Intermediate Municipal Bond Fund                    2,861,805         1,957,161                     0
Municipal Income Fund                               3,009,307         1,541,051                     0
Short-Term Municipal Income Fund                      257,463           585,027                     0

State Municipal Bond Funds
California Bond Fund                                  556,206           471,663                     0
California Intermediate Bond Fund*                        n/a               n/a                   n/a

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Florida Intermediate Bond Fund                        447,727           504,103                     0
Florida Bond Fund                                     356,176           349,405                     0
Georgia Intermediate Bond Fund                        240,768           368,907                     0
Kansas Income Fund                                    228,903           304,118                     0
Maryland Intermediate Bond Fund                       354,636           448,899                     0
North Carolina Intermediate Bond Fund                 353,650           443,297                     0
South Carolina Intermediate Bond Fund                 466,600           510,455                     0
Tennessee Intermediate Bond Fund                            0           202,147                 6,553
Texas Intermediate Bond Fund                          572,871           566,524                     0
Virginia Intermediate Bond Fund                       606,971           600,975                     0

Money Market Funds
California Tax-Exempt Reserves                      2,511,168            44,256                     0
Cash Reserves                                      98,492,747           233,158                     0
Government Reserves                                 7,351,685           359,294                     0
Money Market Reserves                              20,816,112           378,204                     0
Municipal Reserves                                  2,728,445           338,336                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,722,722           866,126                     0
Treasury Reserves                                  13,458,044                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors (or its predecessor) received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds
Emerging Markets Fund                             $   468,327       $     8,175                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        7,605,647                 0                     0
Marsico International Opportunities Fund*(a)              n/a               n/a                   n/a
International Value Fund(a)                        10,415,621         1,301,950                     0

Stock Funds
Asset Allocation Fund                               2,565,587            82,677                     0
Capital Growth Fund                                 5,351,636                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                         2,608,763            11,672                     0
Financial Services Fund*                                  n/a               n/a                   n/a
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21/st/ Century Fund(a)*                           n/a               n/a                   n/a
Marsico Focused Equities Fund(a)                   17,179,527                 0                     0
Marsico Growth Fund(a)                              4,704,076                 0                     0
MidCap Growth Fund                                  2,271,101                 0                     0
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
Small Company Fund                                  7,372,166           496,038                     0
SmallCap Value Fund*                                      n/a               n/a                   n/a
Strategic Growth Fund                               8,005,892                 0                     0
Value Fund                                          8,461,521                 0                     0

Index Funds
LargeCap Index Fund                                 1,785,004         8,419,477                     0
Managed Index Fund                                  1,051,623           975,067                     0
MidCap Index Fund                                     390,568         1,171,704                     0
SmallCap Index Fund                                    45,344           851,334                     0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                    442,504                 0                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
LifeGoal Growth Portfolio                             174,694                 0                     0
LifeGoal Income and Growth Portfolio                   35,056                 0                     0

Government & Corporate Bond Funds
Bond Fund                                           9,000,170                 0                     0
Government Securities Fund                            894,401           210,434                     0
High Yield Bond Fund(a)                               207,035                 0                     0
Intermediate Bond Fund(a)                             478,158                 0                     0
Short-Intermediate Government Fund                  1,668,046                 0                     0
Short-Term Income Fund                                764,098           382,049                     0
Strategic Income Fund                                 940,869           257,368                     0

Municipal Bond Funds
Intermediate Municipal Bond Fund                    2,639,691         1,761,372                     0
Municipal Income Fund                               2,734,689         1,395,598                     0
Short-Term Municipal Income Fund                       75,729           297,330                     0

State Municipal Bond Funds
California Bond Fund                                  556,565           370,790                     0
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        484,491           418,654                     0
Florida Bond Fund                                     409,429           296,144                     0
Georgia Municipal Intermediate Bond Fund              270,055           295,541                     0
Kansas Income Fund*                                       n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       404,437           385,463                     0
North Carolina Intermediate Bond Fund                 397,341           375,029                     0
South Carolina Intermediate Bond Fund                 505,560           435,423                     0
Tennessee Intermediate Bond Fund                       36,773           154,136                     0
Texas Intermediate Bond Fund                          675,275           532,923                     0
Virginia Intermediate Bond Fund                       659,389           530,703                     0

Money Market Funds
California Tax-Exempt Reserves                      2,536,411                 0                     0
Cash Reserves                                      64,535,411         1,952,428                     0
Government Reserves                                 3,404,245           295,529                     0
Money Market Reserves                              11,937,174           433,874                     0
Municipal Reserves                                  2,148,980           168,322                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,559,708           460,917                     0
Treasury Reserves                                  11,368,588                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors (or its predecessor) received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds
Emerging Markets Fund                                 132,817           222,899                     0
Global Value Fund*                                        n/a               n/a                   n/a
International Equity Fund(a)                        3,330,623            35,663                     0
Marsico International Opportunities Fund(a)*              n/a               n/a                   n/a
International Value Fund(a)                         1,160,122           142,388                     0

Stock Funds
Asset Allocation Fund                               1,920,669           246,996                     0
Capital Growth Fund                                 5,725,787                 0                     0
Classic Value Fund*                                       n/a               n/a                   n/a
Convertible Securities Fund                         2,002,135                 0                     0
Financial Services Fund*                                  n/a               n/a                   n/a

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
LargeCap Value Fund*                                      n/a               n/a                   n/a
Marsico 21/st/ Century Fund(a)*                           n/a               n/a                   n/a
Marsico Focused Equities Fund(a)                    3,616,135                 0                     0
Marsico Growth Fund(a)                              1,027,192                 0                     0
MidCap Growth Fund*                                       n/a               n/a                   n/a
MidCap Value Fund*                                        n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a
Small Company Fund                                  4,886,606           554,663                     0
SmallCap Value Fund*                                      n/a               n/a                   n/a
Strategic Growth Fund                               3,061,314                 0                     0
Value Fund                                         13,096,565            37,291                     0

Index Funds
LargeCap Index Fund                                   578,210         3,748,074                     0
Managed Index Fund                                  1,382,193         1,559,621                     0
MidCap Index Fund                                   1,731,609                 0                     0
SmallCap Index Fund                                   302,157           537,268                     0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                     63,702                 0                     0
LifeGoal Growth Portfolio                              50,433                 0                     0
LifeGoal Income and Growth Portfolio                   29,068                 0                     0

Government & Corporate Bond Funds
Bond Fund                                           7,426,720           217,923                     0
Government Securities Fund                            824,307           225,795                     0
High Yield Bond Fund(a)*                                  n/a               n/a                   n/a
Intermediate Bond Fund(a)*                                n/a               n/a                   n/a
Short-Intermediate Government Fund                  1,919,241           113,613                     0
Short-Term Income Fund                                893,075           525,771                     0
Strategic Income Fund                                 837,734           455,939                     0

Municipal Bond Funds
Intermediate Municipal Bond Fund                    2,041,136         1,632,783                     0
Municipal Income Fund                               2,009,025         1,263,949                     0
Short-Term Municipal Income Fund                            0           384,493                26,406

State Municipal Bond Funds
California Bond Fund                                      n/a               n/a                   n/a
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        499,122           527,742                     0
Florida Bond Fund                                     396,783           362,065                     0
Georgia Intermediate Bond Fund                        228,313           392,163                     0
Kansas Income Fund*                                       n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       349,789           475,432                     0
North Carolina Intermediate Bond Fund                 345,899           476,833                     0
South Carolina Intermediate Bond Fund                 491,652           559,670                     0
Tennessee Intermediate Bond Fund                            0           214,798                 3,302
Texas Intermediate Bond Fund                          805,727           723,266                     0
Virginia Intermediate Bond Fund                       578,309           603,026                     0

Money Market Funds
California Tax-Exempt Reserves                      2,198,602            37,697                     0
Cash Reserves                                      41,917,028                 0                     0
Government Reserves                                 2,507,819           166,533                     0
Money Market Reserves                               3,492,118         1,626,671                     0
Municipal Reserves                                  1,809,661           233,731                     0
New York Tax-Exempt Reserves*                             n/a               n/a                   n/a
Tax-Exempt Reserves                                 4,157,168         2,375,631                     0
Treasury Reserves                                   9,455,978                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Sub-Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BA Advisors, from the fees that it receives pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for the Trust (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         Sub-Advisory Fees Paid

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2002. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)              12,779,140                 0                     0
International Equity Master Portfolio(a)            3,469,272                 0                     0
         (INVESCO)                                  1,160,418                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,275,458                 0                     0
Emerging Markets Fund (Gartmore)                      190,492            13,878                     0

Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a) (MacKay Shields)              740,668                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)               6,522,895                 0                     0
International Equity Master Portfolio               4,923,656                 0                     0
         (INVESCO)                                  1,575,243                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,824,895                 0                     0
Emerging Markets Fund (Gartmore)                      286,478                 0                     0

Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

Government & Corporate Bond Funds (Sub-

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Adviser)
High Yield Bond Fund(a) (MacKay Shields)              147,158                 0                     0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a)*(Brandes)                 613,897                 0                     0
International Equity Fund (Marsico Capital)               n/a               n/a                   n/a
International Equity Fund (INVESCO)                   489,476                 0                     0
International Equity Fund (Putnam)                    490,887                 0                     0
Emerging Markets Fund (Gartmore)                      102,346                 0                     0

Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a)* (MacKay Shields)                 n/a               n/a                   n/a

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Co-Administrators and Sub-Administrator

         Co-Administrators

         Stephens and BA Advisors serve as Co-Administrators of the Funds. The Co-Administrators serve under a Co-Administration Agreement which provides that the Co-Administrators may receive, as compensation for their services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds (except High Yield Bond Fund and Intermediate Bond Fund), Municipal Bond Funds, State Municipal Bond Funds and Emerging Markets Fund; 0.17% of Intermediate Bond Fund, International Equity Fund and International Value Fund; 0.18% of High Yield Bond Fund; and 0.23% of the Stock Funds (except the Marsico 21/st/ Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund); 0.13% of Marsico 21/st/ Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund; 0.12% of Marsico International Opportunities Fund; and for the LifeGoal Funds, an amount mutually agreed upon by the Trust, Stephens and BA Advisors. Pursuant to separate agreements for the LifeGoal Funds, BA Advisors has agreed to absorb all fees and expenses incurred under the Co-Administration Agreement. Each percentage amount is of the average daily net assets of a Fund. BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the

Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BA Advisors has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BA Advisors bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the Trustees, by Stephens or by BA Advisors, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreement provides that Stephens and BA Advisors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either Stephens or BA Advisors.

         Sub-Administrator

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists Stephens and BA Advisors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BA Advisors based on an annual rate of the Funds' average daily net assets, as shown below.

Money Market Funds                                Fee Rate
------------------                                --------

First               $2 billion                    0.000100
Next                $1 billion                    0.000075
On excess           (**$3.0 billion)              0.000025

Stock Funds (excluding Marsico 21st Century Fund)
-------------------------------------------------

First               $500 million                  0.000550
Next                $500 million                  0.000450
Next                $500 million                  0.000250
Next                $500 million                  0.000150
On excess           (**$2.0 billion)              0.000050

Government & Corporate Bond Funds, Municipal
--------------------------------------------
Bond Funds and State Municipal Bond Funds
-----------------------------------------
(excluding High Yield Bond Fund)
--------------------------------

First               $500 million                  0.000450
Next                $500 million                  0.000350
Next                $250 million                  0.000225
Next                $250 million                  0.000100
On excess           (**$1.5 billion)              0.000050

International/Global Stock Funds (& High Yield
----------------------------------------------
Bond, Marsico 21st Century)
---------------------------

First               $500 million                  0.00060
Next                $500 million                  0.00050
Next                $250 million                  0.00040
Next                $250 million                  0.00030
On excess           (**$1.5 billion)              0.00005


         Co-Administration and Sub-Administration Fees Paid

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2002.

** denotes Greater Than

                                                       Net Co-                 Net Co-                 Net Sub-
                                                 Administration Fees     Administration Fees     Administration Fees
                                                 Paid to BA  Advisors    Paid to Stephens by        Paid to BNY
                                                     by the Fund             by the Fund            by the Fund
                                                     -----------             -----------            -----------
International/Global Stock Funds
Emerging Markets Fund                                  34,063                    15,411                18,580
Global Value Fund*                                        n/a                       n/a                   n/a
International Equity Fund(a)                          671,172                   250,249               420,823
Marsico International Opportunities Fund(a)          (175,518)                    3,541                 4,247
International Value Fund(a)                         2,628,873                 1,714,119               762,581

Domestic Stock Funds
Asset Allocation Fund                                 441,907                   261,212               220,952
Capital Growth Fund                                   574,575                   344,682               282,376
Classic Value Fund*                                       n/a                       n/a                   n/a
Convertible Securities Fund                           583,626                   347,937               288,327
Financial Services Fund                              (120,946)                    3,443                 2,868
LargeCap Value Fund*                                      n/a                       n/a                   n/a
Marsico 21/st/ Century Fund(a)                         80,955                    44,054                44,065
Marsico Focused Equities Fund(a)                    1,912,305                 1,401,174               657,278
Marsico Growth Fund(a)                                549,440                   318,134               267,083
MidCap Growth Fund                                    734,248                   450,644               350,287
MidCap Value Fund*                                        n/a                       n/a                   n/a
Research Fund*                                            n/a                       n/a                   n/a
Small Company Fund                                    813,662                   504,071               382,861
SmallCap Value Fund*                                      n/a                       n/a                   n/a
Strategic Growth Fund(a)                            1,330,835                   899,263               552,464
Value Fund                                            979,474                   619,003               449,609

Index Funds
LargeCap Index Fund                                 2,078,024                 1,593,170               673,929
Managed Index Fund                                    360,311                   213,010               180,153
MidCap Index Fund                                     194,986                   297,865               250,131
SmallCap Index Fund                                   391,242                   230,590               195,621

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                         0               115,587
LifeGoal Growth Portfolio                                   0                         0                57,352
LifeGoal Income and Growth Portfolio                        0                         0                18,466

Government & Corporate Bond Funds
Bond Fund                                           2,642,952                 2,132,435               512,145
Government Securities Fund                            312,985                    42,762               128,040
High Yield Bond Fund(a)                                79,263                   109,046               108,680
Intermediate Bond Fund(a)                              62,411                   102,935                67,954
Short-Intermediate Government Fund                    606,951                   364,226               242,777
Short-Term Income Fund                                518,364                   309,118               209,155
Strategic Income Fund                                 246,767                   184,196                62,613

Municipal Bond Funds
Intermediate Municipal Bond Fund                    1,325,183                   638,246               446,059
Municipal Income Fund                               1,001,019                   450,628               368,506
Short-Term Municipal Income Fund                      308,948                   126,547               126,167

State Municipal Bond Funds
California Bond Fund                                  226,061                    92,609                92,480
California Intermediate Bond Fund*                        n/a                       n/a                   n/a
Florida Intermediate Bond Fund                        261,744                   107,096               107,077
Florida Bond Fund                                     155,223                    63,507                63,503
Georgia Intermediate Bond Fund                        167,657                    68,594                68,589
Kansas Income Fund                                    117,264                    47,975                47,971
Maryland Intermediate Bond Fund                       220,960                    90,416                90,393
North Carolina Intermediate Bond Fund                 219,152                    89,669                89,654
South Carolina Intermediate Bond Fund                 268,694                   109,913               109,922
Tennessee Intermediate Bond Fund                       55,592                    22,738                22,744
Texas Intermediate Bond Fund                          313,325                   128,196               128,179
Virginia Intermediate Bond Fund                       332,184                   135,898               135,894

                                                       Net Co-                 Net Co-                 Net Sub-
                                                 Administration Fees     Administration Fees     Administration Fees
                                                 Paid to BA  Advisors    Paid to Stephens by        Paid to BNY
                                                     by the Fund             by the Fund            by the Fund
                                                     -----------             -----------            -----------
Money Market Funds
California Tax-Exempt Reserves                         89,052                  127,741                170,366
Cash Reserves                                      12,787,659                4,935,389              1,845,490
Government Reserves                                   628,857                  385,550                328,521
Money Market Reserves                               2,007,085                1,059,545                553,250
Municipal Reserves                                     53,569                  153,334                202,001
New York Tax-Exempt Reserves*                             n/a                      n/a                    n/a
Tax-Exempt Reserves*                                      n/a                      n/a                    n/a
Treasury Reserves                                   1,391,878                  672,780                424,308

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

                                                       Net Co-                 Net Co-                 Net Sub-
                                                 Administration Fees     Administration Fees     Administration Fees
                                                 Paid to BA  Advisors    Paid to Stephens by        Paid to BNY
                                                     by the Fund             by the Fund            by the Fund
                                                     -----------             -----------            -----------
International/Global Stock Funds
Emerging Markets Fund                                  52,473                   20,930                31,427
Global Value Fund*                                        n/a                      n/a                   n/a
International Equity Fund(a)                          479,212                     (858)                    0
Marsico International Opportunities Fund*                 n/a                      n/a                   n/a
International Value Fund                              760,259                  674,374               715,033

Stock Funds
Asset Allocation Fund                                 448,718                  253,325               235,037
Capital Growth Fund                                   905,578                  525,220               462,859
Classic Value Fund*                                       n/a                      n/a                   n/a
Convertible Securities Fund                           444,005                  251,491               231,736
Financial Services Fund*                                  n/a                      n/a                   n/a
LargeCap Value Fund*                                      n/a                      n/a                   n/a
Marsico 21/st/ Century Fund*                              n/a                      n/a                   n/a
Marsico Focused Equities Fund(a)                      226,551                1,895,698               820,150
Marsico Growth Fund(a)                                 61,562                  388,324               349,663
MidCap Growth Fund                                    385,056                  217,631               200,935
MidCap Value Fund*                                        n/a                      n/a                   n/a
Research Fund*                                            n/a                      n/a                   n/a
Small Company Fund                                    959,959                  558,019               486,530
SmallCap Value Fund*                                      n/a                      n/a                   n/a
Strategic Growth Fund                               1,355,798                  857,222               619,845
Value Fund                                          1,433,242                  900,989               659,853

Index Funds
LargeCap Index Fund                                 2,808,051                2,213,197               846,333
MidCap Index Fund                                     430,054                 (127,306)              225,048
SmallCap Index Fund                                   247,120                  139,776               128,695
Managed Index Fund                                    557,521                  314,830               292,997

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                        0                     0
LifeGoal Growth Portfolio                                   0                        0                     0
LifeGoal Income and Growth Portfolio                        0                        0                     0

Government & Corporate Bond Funds
Bond Fund                                           2,480,212                1,844,144               625,739
Government Securities Fund                            246,498                  100,050               106,188
High Yield Bond Fund(a)                                18,864                     (143)                    0
Intermediate Bond Fund(a)                              59,915                     (145)                    0
Short-Intermediate Government Fund                    613,022                  348,268               261,944
Short-Term Income Fund                                421,202                  237,016               182,290

                                                       Net Co-                 Net Co-                 Net Sub-
                                                 Administration Fees     Administration Fees     Administration Fees
                                                 Paid to BA  Advisors    Paid to Stephens by        Paid to BNY
                                                     by the Fund             by the Fund            by the Fund
                                                     -----------             -----------            -----------
Strategic Income Fund                                 264,204                 149,245                113,775

Municipal Bond Funds
Intermediate Municipal Bond Fund                    1,212,901                 522,003                465,628
Municipal Income Fund                                 910,700                 372,166                369,251
Short-Term Municipal Income Fund                      137,454                  52,583                 59,336

State Municipal Bond Funds
California Bond Fund                                  204,486                  78,239                 88,218
California Intermediate Bond Fund*                        n/a                     n/a                    n/a
Florida Intermediate Bond Fund                        248,904                  95,419                107,251
Florida Bond Fund                                     155,583                  59,497                 67,150
Georgia Intermediate Bond Fund                        155,884                  59,628                 67,286
Kansas Income Fund                                        n/a                     n/a                    n/a
Maryland Intermediate Bond Fund                       217,695                  83,347                 93,908
North Carolina Intermediate Bond Fund                 212,876                  81,419                 91,891
South Carolina Intermediate Bond Fund                 259,353                  99,225                111,914
Tennessee Intermediate Bond Fund                       52,618                  20,112                 22,726
Texas Intermediate Bond Fund                          333,003                 127,052                144,046
Virginia Intermediate Bond Fund                       327,998                 125,571                141,477

Money Market Funds
California Tax-Exempt Reserves                         22,788                 133,051                200,229
Cash Reserves                                       7,732,817               3,291,794              1,523,440
Government Reserves                                    68,412                 185,375                255,082
Money Market Reserves                               1,315,239                 611,718                582,038
Municipal Reserves                                     23,818                 115,259                174,081
New York Tax-Exempt Reserves*                             n/a                     n/a                    n/a
Tax-Exempt Reserves                                   251,550               1,572,011                274,119
Treasury Reserves                                   1,256,962                 561,689                568,459

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2000.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International/Global Stock Funds
Emerging Markets Fund                                  35,672               13,984               24,755
Global Value Fund*                                        n/a                  n/a                  n/a
International Equity Fund                             588,271              (42,082)             629,092
Marsico International Opportunities Fund*                 n/a                  n/a                  n/a
International Value Fund                              294,060              169,114              296,329

Stock Funds
Asset Allocation Fund                                 360,382              196,260              196,572
Capital Growth Fund                                   842,870              518,471              519,822
Classic Value Fund*                                       n/a                  n/a                  n/a
Convertible Securities Fund                           331,021              179,186              180,558
Financial Services Fund*                                  n/a                  n/a                  n/a
LargeCap Value Fund*                                      n/a                  n/a                  n/a
Marsico 21/st/ Century Fund*                              n/a                  n/a                  n/a
Marsico Focused Equities Fund                         647,723              849,604              672,587
Marsico Growth Fund                                   181,239              212,496              212,943
MidCap Growth Fund                                    259,259              156,640              157,660
MidCap Value Fund*                                        n/a                  n/a                  n/a
Research Fund*                                            n/a                  n/a                  n/a
Small Company Fund                                    615,968              360,306              361,001
SmallCap Value Fund*                                      n/a                  n/a                  n/a
Strategic Growth Fund                                 475,051              278,951              279,665
Value Fund                                          1,883,413            1,490,058              885,891

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Index Funds
LargeCap Index Fund                                 1,031,332              641,390              620,995
Managed Index Fund                                    688,841              427,658              427,965
MidCap Index Fund*                                        n/a                  n/a                  n/a
SmallCap Index Fund                                   198,238              122,199              122,303

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                    0                    0
LifeGoal Growth Portfolio                                   0                    0                    0
LifeGoal Income and Growth Portfolio                        0                    0                    0

Government & Corporate Bond Funds
Bond Fund                                           1,742,529            1,282,937              695,519
Government Securities Fund                            205,715              124,194              103,347
High Yield Bond Fund(a)*                                  n/a                  n/a                  n/a
Intermediate Bond Fund                                 44,794             (126,787)              39,378
Short-Intermediate Government Fund                    577,009              359,425              299,160
Short-Term Income Fund                                409,185              252,740              210,308
Strategic Income Fund                                 227,764              150,040              124,984

Municipal Bond Funds
Intermediate Municipal Bond Fund                      860,494              356,849              445,145
Municipal Income Fund                                 616,848              255,948              319,268
Short-Term Municipal Income Fund                      115,124               47,452               59,184

State Municipal Bond Funds
California Bond Fund                                  180,645               65,472               82,112
California Intermediate Bond Fund*                        n/a                  n/a                  n/a
Florida Intermediate Bond Fund                        228,065               94,817              118,295
Florida Bond Fund                                     142,783               59,301               74,010
Georgia Intermediate Bond Fund                        145,010               60,248               75,148
Kansas Income Fund*                                       n/a                  n/a                  n/a
Maryland Intermediate Bond Fund                       193,877               80,206              100,043
North Carolina Intermediate Bond Fund                 192,601               79,902               99,677
South Carolina Intermediate Bond Fund                 245,858              102,081              127,349
Tennessee Intermediate Bond Fund                       50,260               20,860               26,021
Texas Intermediate Bond Fund                          356,530              148,383              185,113
Virginia Intermediate Bond Fund                       278,270              114,867              143,281

Money Market Funds
California Tax-Exempt Reserves                        (49,171)             109,923              183,206
Cash Reserves                                       1,113,257            2,010,983            1,294,123
Government Reserves                                         0              126,655              210,738
Money Market Reserves                                  17,089              241,385              375,048
Municipal Reserves                                       (199)              98,213              163,412
New York Tax-Exempt Reserves*                             n/a                  n/a                  n/a
Tax-Exempt Reserves                                   282,587            1,384,832              257,352
Treasury Reserves                                     227,937              448,018              650,728

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         12b-1 Plans

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Trust has adopted a distribution plan. The Investor B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Funds. Stephens has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Trust has adopted a distribution plan. The Investor C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Funds.

         With respect to a Fund's Daily Shares, the Trust has adopted a distribution plan. The Daily Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         With respect to a Fund's Liquidity Shares, the Trust has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.60% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.65% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

         With respect to a Fund's Market Shares, the Trust has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Shares of the Funds.

         With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution and Servicing Plan, the Investor A Distribution Plan, Investor B Distribution Plan, Investor C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares;
(v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

     Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

     All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

     Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2002 to July 31, 2003.

     The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

     For the Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
International/Global Stock Funds
Emerging Markets Fund                           0            0            9,737         0          0          0
Global Value Fund*                              0            0              n/a         0          0          0
International Equity Fund                       0            0           89,152         0          0          0
Marsico International Opportunities Fund        0            0            5,266         0          0          0
International Value Fund                        0            0        1,287,427         0          0          0

Stock Funds
Asset Allocation Fund                           0            0          582,504         0          0          0
Capital Growth Fund                             0            0           78,341         0          0          0
Classic Value Fund*                             0            0              n/a         0          0          0
Convertible Securities Fund                     0            0          784,194         0          0          0
Financial Services Fund                         0            0              210         0          0          0
LargeCap Value Fund*                            0            0              n/a         0          0          0
Marsico 21/st/ Century Fund                     0            0           42,279         0          0          0
Marsico Focused Equities Fund                   0            0        1,209,735         0          0          0
Marsico Growth Fund(a)                          0            0          427,761         0          0          0
MidCap Growth Fund                              0            0           55,963         0          0          0
MidCap Value Fund*                              0            0              n/a         0          0          0
Research Fund*                                  0            0              n/a         0          0          0
Small Company Fund                              0            0          374,378         0          0          0
SmallCap Value Fund*                            0            0              n/a         0          0          0
Strategic Growth Fund                           0            0           64,414         0          0          0
Value Fund                                      0            0          149,744         0          0          0

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
Index Funds
LargeCap Index Fund                             0            0           80,546         0          0          0
Managed Index Fund                              0            0           73,096         0          0          0
MidCap Index Fund                               0            0            1,436         0          0          0
SmallCap Index Fund                             0            0           19,217         0          0          0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio              0            0           17,496         0          0          0
LifeGoal Growth Portfolio                       0            0           32,744         0          0          0
LifeGoal Income and Growth Portfolio            0            0            6,745         0          0          0

Government & Corporate Bond Funds
Bond Fund                                       0            0          120,510         0          0          0
Government Securities Fund                      0            0          146,094         0          0          0
High Yield Bond Fund                            0            0           42,899         0          0          0
Intermediate Bond Fund                          0            0          152,551         0          0          0
Short-Intermediate Government Fund              0            0          108,674         0          0          0
Short-Term Income Fund                          0            0          125,466         0          0          0
Strategic Income Fund                           0            0           67,780         0          0          0

Municipal Bond Funds
Intermediate Municipal Bond Fund                0            0           70,871         0          0          0
Municipal Income Fund                           0            0          119,975         0          0          0
Short-Term Municipal Income Fund                0            0          174,460         0          0          0

State Municipal Bond Funds
California Bond Fund                            0            0          369,065         0          0          0
California Intermediate Bond Fund*              0            0              n/a         0          0          0
Florida Intermediate Bond Fund                  0            0           18,013         0          0          0
Florida Bond Fund                               0            0          115,141         0          0          0
Georgia Intermediate Bond Fund                  0            0           31,906         0          0          0
Kansas Income Fund                              0            0            6,377         0          0          0
Maryland Intermediate Bond Fund                 0            0           45,896         0          0          0
North Carolina Intermediate Bond Fund           0            0           27,757         0          0          0
South Carolina Intermediate Bond Fund           0            0           43,543         0          0          0
Tennessee Intermediate Bond Fund                0            0           21,463         0          0          0
Texas Intermediate Bond Fund                    0            0           13,619         0          0          0
Virginia Intermediate Bond Fund                 0            0          110,399         0          0          0

Money Market Funds
California Tax-Exempt Reserves*                 0            0              n/a         0          0          0
Cash Reserves*                                  0            0              n/a         0          0          0
Government Reserves*                            0            0              n/a         0          0          0
Money Market Reserves*                          0            0              n/a         0          0          0
Municipal Reserves*                             0            0              n/a         0          0          0
New York Tax-Exempt Reserves*                   0            0              n/a         0          0          0
Tax-Exempt Reserves*                            0            0              n/a         0          0          0
Treasury Reserves*                              0            0              n/a         0          0          0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
International/Global Stock Funds
Emerging Markets Fund                            0            0           12,895       0          0          0
Global Value Fund*                               0            0              n/a       0          0          0
International Equity Fund                        0            0          128,167       0          0          0
Marsico International Opportunities Fund         0            0           14,725       0          0          0
International Value Fund                         0            0          708,566       0          0          0

Stock Funds
Asset Allocation Fund                            0            0          963,095       0          0          0
Capital Growth Fund                              0            0          312,075       0          0          0
Classic Value Fund*                              0            0              n/a       0          0          0
Convertible Securities Fund                      0            0          535,304       0          0          0
Financial Services Fund                          0            0              940       0          0          0
LargeCap Value Fund*                             0            0              n/a       0          0          0
Marsico 21/st/ Century Fund                      0            0          349,593       0          0          0
Marsico Focused Equities Fund                    0            0        5,228,492       0          0          0
Marsico Growth Fund(a)                           0            0        1,638,299       0          0          0
MidCap Growth Fund                               0            0          335,047       0          0          0
MidCap Value Fund*                               0            0              n/a       0          0          0
Research Fund*                                   0            0              n/a       0          0          0
Small Company Fund                               0            0          105,396       0          0          0
SmallCap Value Fund*                             0            0              n/a       0          0          0
Strategic Growth Fund                            0            0           52,698       0          0          0
Value Fund                                       0            0          630,199       0          0          0

Index Funds
LargeCap Index Fund                              0            0              n/a       0          0          0
Managed Index Fund                               0            0              n/a       0          0          0
MidCap Index Fund                                0            0              n/a       0          0          0
SmallCap Index Fund                              0            0              n/a       0          0          0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio               0            0          158,831       0          0          0
LifeGoal Growth Portfolio                        0            0          160,388       0          0          0
LifeGoal Income and Growth Portfolio             0            0           65,028       0          0          0

Government & Corporate Bond Funds
Bond Fund                                        0            0           92,993       0          0          0
Government Securities Fund                       0            0          318,448       0          0          0
High Yield Bond Fund                             0            0          292,325       0          0          0
Intermediate Bond Fund                           0            0           25,901       0          0          0
Short-Intermediate Government Fund               0            0           90,455       0          0          0
Short-Term Income Fund                           0            0           19,132       0          0          0
Strategic Income Fund                            0            0          359,710       0          0          0

Municipal Bond Funds
Intermediate Municipal Bond Fund                 0            0           23,020       0          0          0
Municipal Income Fund                            0            0           65,699       0          0          0
Short-Term Municipal Income Fund                 0            0           19,695       0          0          0

State Municipal Bond Funds
California Bond Fund                             0            0           47,825       0          0          0
California Intermediate Bond Fund*               0            0              n/a       0          0          0
Florida Intermediate Bond Fund                   0            0           38,406       0          0          0
Florida Bond Fund                                0            0           78,929       0          0          0
Georgia Intermediate Bond Fund                   0            0           50,853       0          0          0
Kansas Income Fund                               0            0            1,626       0          0          0
Maryland Intermediate Bond Fund                  0            0           40,541       0          0          0
North Carolina Intermediate Bond Fund            0            0           41,816       0          0          0
South Carolina Intermediate Bond Fund            0            0           55,218       0          0          0

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
Tennessee Intermediate Bond Fund                 0            0           10,605       0          0          0
Texas Intermediate Bond Fund                     0            0           15,449       0          0          0
Virginia Intermediate Bond Fund                  0            0           66,824       0          0          0

Money Market Funds
California Tax-Exempt Reserves                   0            0               48       0          0          0
Cash Reserves                                    0            0          270,337       0          0          0
Government Reserves                              0            0           11,990       0          0          0
Money Market Reserves                            0            0           67,541       0          0          0
Municipal Reserves                               0            0              616       0          0          0
New York Tax-Exempt Reserves*                    0            0              n/a       0          0          0
Tax-Exempt Reserves*                             0            0              n/a       0          0          0
Treasury Reserves                                0            0            1,397       0          0          0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                         Prospectuses
                                                              to                                              Interest,
                                                         Shareholders                                         Carrying
                                                          Other than                   Comp. to    Comp. to   or Other
                                                           Current         Comp. to    Broker/     Sales      Financial
                                            Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                            -----------  ------------    -----------    -------    ---------   -------
International/Global Stock Funds

Emerging Markets Fund                                                      823
Global Value Fund*                              0           0              n/a       0         0             0
International Equity Fund                       0           0            8,551       0         0             0
International Value Fund                        0           0          649,610       0         0             0
Marsico International Opportunities Fund        0           0            6,853       0         0             0

Stock Funds
Asset Allocation Fund                           0           0           27,430       0         0             0
Capital Growth Fund                             0           0           26,415       0         0             0
Classic Value Fund*                             0           0              n/a       0         0             0
Convertible Securities Fund                     0           0          110,148       0         0             0
Financial Services Fund                         0           0               77       0         0             0
LargeCap Value Fund*                            0           0              n/a       0         0             0
Marsico 21/st/ Century Fund                     0           0           40,966       0         0             0
Marsico Focused Equities Fund                   0           0        1,444,523       0         0             0
Marsico Growth Fund(a)                          0           0          228,089       0         0             0
MidCap Growth Fund                              0           0           23,075       0         0             0
MidCap Value Fund*                              0           0              n/a       0         0             0
Research Fund*                                  0           0              n/a       0         0             0
Small Company Fund                              0           0           23,608       0         0             0
SmallCap Value*                                 0           0              n/a       0         0             0
Strategic Growth Fund                           0           0           18,371       0         0             0
Value Fund                                      0           0           58,652       0         0             0

Index Funds
LargeCap Index Fund                             0           0              n/a       0         0             0
Managed Index Fund                              0           0              n/a       0         0             0
MidCap Index Fund                               0           0              n/a       0         0             0
SmallCap Index Fund                             0           0              n/a       0         0             0

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio              0           0           19,644       0         0             0
LifeGoal Growth Portfolio                       0           0           20,738       0         0             0
LifeGoal Income and Growth Portfolio            0           0            9,364       0         0             0

Government & Corporate Bond Funds
Bond Fund                                       0           0           13,788       0         0             0
Government Securities Fund                      0           0           16,718       0         0             0
High Yield Bond Fund                            0           0           47,524       0         0             0
Intermediate Bond Fund                          0           0           11,116       0         0             0
Short-Intermediate Government Fund              0           0           29,212       0         0             0
Short-Term Income Fund                          0           0          109,747       0         0             0
Strategic Income Fund                           0           0           12,612       0         0             0

Municipal Bond Funds
Intermediate Municipal Bond Fund                0           0           10,049       0         0             0
Municipal Income Fund                           0           0            9,691       0         0             0
Short-Term Municipal Income Fund                0           0           96,447       0         0             0

State Municipal Bond Funds
California Bond Fund                            0           0           16,648       0         0             0
California Intermediate Bond Fund*              0           0              n/a       0         0             0
Florida Intermediate Bond Fund                  0           0            4,172       0         0             0
Florida Bond Fund                               0           0            1,307       0         0             0
Georgia Intermediate Bond Fund                  0           0            7,475       0         0             0
Kansas Income Fund*                             0           0              n/a       0         0             0
Maryland Intermediate Bond Fund                 0           0            5,671       0         0             0
North Carolina Intermediate Bond Fund           0           0            1,764       0         0             0
South Carolina Intermediate Bond Fund           0           0           23,540       0         0             0
Tennessee Intermediate Bond Fund                0           0              562       0         0             0
Texas Intermediate Bond Fund                    0           0               36       0         0             0
Virginia Intermediate Bond Fund                 0           0            5,632       0         0             0

Money Market Funds
California Tax-Exempt Reserves*                 0           0              n/a       0         0             0
Cash Reserves                                   0           0           12,094       0         0             0
Government Reserves                             0           0            2,150       0         0             0
Money Market Reserves                           0           0            1,823       0         0             0
Municipal Reserves*                             0           0                8       0         0             0
New York Tax-Exempt Reserves*                   0           0              n/a       0         0             0
Tax-Exempt Reserves*                            0           0              n/a       0         0             0
Treasury Reserves*                              0           0              n/a       0         0             0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                         Prospectuses
                                                              to                                              Interest,
                                                         Shareholders                                         Carrying
                                                          Other than                   Comp. to    Comp. to   or Other
                                                           Current         Comp. to    Broker/     Sales      Financial
                                            Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                            -----------  ------------    -----------    -------    ---------   -------
Money Market Funds

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
California Tax-Exempt Reserves                   0           0          $ 2,727,885       0           0         0
Cash Reserves                                    0           0           49,695,672       0           0         0
Government Reserves                              0           0            1,095,360       0           0         0
Money Market Reserves                            0           0               22,441       0           0         0
Municipal Reserves                               0           0            2,231,342       0           0         0
New York Tax-Exempt Reserves*                    0           0                  n/a       0           0         0
Tax-Exempt Reserves*                             0           0                  n/a       0           0         0
Treasury Reserves                                0           0            4,049,223       0           0         0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
Money Market Funds
California Tax-Exempt Reserves                   0           0          $  258,747        0          0           0
Cash Reserves                                    0           0           6,078,882        0          0           0
Government Reserves                              0           0             765,174        0          0           0
Money Market Reserves                            0           0              78,589        0          0           0
Municipal Reserves                               0           0              56,332        0          0           0
New York Tax-Exempt Reserves*                    0           0                 n/a        0          0           0
Tax-Exempt Reserves*                             0           0                 n/a        0          0           0
Treasury Reserves                                0           0             733,336        0          0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                        Printing and
                                                         Mailing of
                                                        Prospectuses
                                                             to                                              Interest,
                                                        Shareholders                                         Carrying
                                                         Other than                   Comp. to    Comp. to   or Other
                                                          Current         Comp. to    Broker/     Sales      Financial
                                           Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                           -----------  ------------    -----------    -------    ---------   -------
Money Market Funds
California Tax-Exempt Reserves*                 0           0               n/a          0             0        0
Cash Reserves*                                  0           0               n/a          0             0        0
Government Reserves*                            0           0               n/a          0             0        0
Money Market Reserves*                          0           0               n/a          0             0        0
Municipal Reserves*                             0           0               n/a          0             0        0
New York Tax-Exempt Reserves*                   0           0               n/a          0             0        0
Tax-Exempt Reserves*                            0           0               n/a          0             0        0
Treasury Reserves*                              0           0               n/a          0             0        0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                       Printing and
                                                        Mailing of
                                                       Prospectuses
                                                            to                                              Interest,
                                                       Shareholders                                         Carrying
                                                        Other than                   Comp. to    Comp. to   or Other
                                                         Current         Comp. to    Broker/     Sales      Financial
                                          Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                          -----------  ------------    -----------    -------    ---------   -------
Money Market Funds
California Tax-Exempt Reserves                 0           0                 n/a          0          0         0
Cash Reserves                                  0           0          $7,142,717          0          0         0
Government Reserves                            0           0           1,027,046          0          0         0
Money Market Reserves                          0           0           2,794,389          0          0         0
Municipal Reserves*                            0           0             385,466          0          0         0
New York Tax-Exempt Reserves*                  0           0                 n/a          0          0         0
Tax-Exempt Reserves*                           0           0                 n/a          0          0         0
Treasury Reserves                              0           0           2,704,741          0          0         0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2002 for the indicated activities:

                                                       Printing and
                                                        Mailing of
                                                       Prospectuses
                                                            to                                              Interest,
                                                       Shareholders                                         Carrying
                                                        Other than                   Comp. to    Comp. to   or Other
                                                         Current         Comp. to    Broker/     Sales      Financial
                                          Advertising  Shareholders    Distributor    Dealers    Personnel   Charges
                                          -----------  ------------    -----------    -------    ---------   -------
Money Market Funds
California Tax-Exempt Reserves*                0           0         $       n/a          0          0        0
Cash Reserves                                  0           0           7,792,884          0          0        0
Government Reserves                            0           0             239,050          0          0        0
Money Market Reserves                          0           0           1,454,852          0          0        0
Municipal Reserves                             0           0             251,748          0          0        0
New York Tax-Exempt Reserves*                  0           0                 n/a          0          0        0
Tax-Exempt Reserves*                           0           0                 n/a          0          0        0
Treasury Reserves                              0           0           2,585,707          0          0        0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         Expenses

         The Distributor and Co-Administrators furnish, without additional cost to the Trust, the services of the Treasurer and Secretary of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         Other Service Providers

         Transfer Agents and Custodian

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY, 101 Barclay Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BA Advisors.

         Independent Accountants

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2002 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Trust's books and review its tax returns for the fiscal year ended March 31, 2003. The Funds' Annual Reports for the fiscal period ended March 31, 2002 are incorporated herein by reference into this SAI.

         Counsel

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         General Brokerage Policy, Brokerage Transactions and Broker Selection

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         Aggregate Brokerage Commissions

                                                   Fiscal Year Ended     Fiscal Year Ended    Fiscal Year Ended
                                                     March 31, 2002        March 31, 2001       March 31, 2000
International/Global Stock Funds
Emerging Markets Fund                                      198,117               206,024              132,465
Global Value Fund*                                             n/a                   n/a                  n/a
International Equity Fund(a)                               300,644                     0                  n/a
Marsico International Opportunities Fund(a)*                90,748                   n/a                  n/a
International Value Fund                                 2,019,048               854,641                 [  ]

Stock Funds
Asset Allocation Fund                                      753,739               351,804              358,923
Capital Growth Fund                                        770,687             1,213,901              698,225
Classic Value Fund*                                            n/a                   n/a                  n/a
Convertible Securities Fund                                214,741               262,022              106,048
Financial Services Fund*                                    12,009                   n/a                  n/a
LargeCap Value Fund*                                           n/a                   n/a                  n/a
Marsico 21/st/ Century Fund(a)*                            546,618                   n/a                  n/a
Marsico Focused Equities Fund(a)                         3,897,321             3,634,474            2,288,935
Marsico Growth Fund(a)                                     915,809               875,130              501,608
MidCap Growth Fund                                         925,838               181,601                    0
MidCap Value Fund*                                             n/a                   n/a                  n/a
Research Fund*                                                 n/a                   n/a                  n/a
Small Company Fund                                         538,248               705,127              311,001
SmallCap Value Fund*                                           n/a                   n/a                  n/a
Strategic Growth Fund                                    1,632,307             1,355,837              411,252
Value Fund                                               3,090,456             5,004,600            4,529,543

Index Funds
LargeCap Index Fund                                         22,424               139,356                    0
MidCap Index Fund                                          225,486               169,671                    0
SmallCap Index Fund                                        216,098               291,972              256,848
Managed Index Fund                                       1,265,813               533,076              467,939

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                               0                     0                    0
LifeGoal Growth Portfolio                                        0                     0                    0

                                                   Fiscal Year Ended     Fiscal Year Ended    Fiscal Year Ended
                                                     March 31, 2002        March 31, 2001       March 31, 2000
LifeGoal Income and Growth Portfolio                            0                      0                    0

Government & Corporate Bond Funds
Bond Fund                                                       0                      0                    0
Government Securities Fund                                      0                      0                    0
High Yield Bond Fund(a)                                    32,642                  6,362                    0
Intermediate Bond Fund(a)                                       0                      0                    0
Short-Intermediate Government Fund                              0                      0                    0
Short-Term Income Fund                                          0                      0                    0
Strategic Income Fund                                           0                      0                    0

Municipal Bond Funds
Intermediate Municipal Bond Fund                                0                      0                    0
Municipal Income Fund                                           0                      0                    0
Short-Term Municipal Income Fund                                0                      0                    0

State Municipal Bond Funds
California Bond Fund                                            0                      0                    0
California Intermediate Bond Fund*                            n/a                    n/a                  n/a
Florida Intermediate Bond Fund                                  0                      0                    0
Florida Bond Fund                                               0                      0                    0
Georgia Intermediate Bond Fund                                  0                      0                    0
Kansas Income Fund                                              0                      0                    0
Maryland Intermediate Bond Fund                                 0                      0                    0
North Carolina Intermediate Bond Fund                           0                      0                    0
South Carolina Intermediate Bond Fund                           0                      0                    0
Tennessee Intermediate Bond Fund                                0                      0                    0
Texas Intermediate Bond Fund                                    0                      0                    0
Virginia Intermediate Bond Fund                                 0                      0                    0

Money Market Funds
California Tax-Exempt Reserves                                  0                      0                    0
Cash Reserves                                                   0                      0                    0
Government Reserves                                             0                      0                    0
Money Market Reserves                                           0                      0                    0
Municipal Reserves                                              0                      0                    0
New York Tax-Exempt Reserves*                                 n/a                    n/a                  n/a
Tax-Exempt Reserves                                             0                      0                    0
Treasury Reserves                                               0                      0                    0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Brokerage Commissions Paid to Affiliates

         In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2002 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Marsico 21st Century Fund       Banc of America Securities            $  9,937                      1.82%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)

Marsico Focused Equities Fund   Banc of America Securities             332,812                      8.54%
                                LLC (a securities
                                underwriting

                                affiliate of
                                Bank of America
                                Corporation)

Marsico Growth Fund             Banc of America Securities             74,933                      8.18%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2001 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Marsico Focused Equities Fund   Banc of America Securities,          $318,814                      7.92%
                                Inc (a broker/dealer
                                subsidiary of Bank of
                                America).

Marsico Growth Fund             Banc of America                        68,542                      7.09%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

Marsico 21/st/ Century Fund     Banc of America                        16,157                      3.34%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

International Value Fund        Banc of America                        43,952                      1.07%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2000 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Marsico Focused Equities Fund*  Banc of America                       $221,646                        9.68%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)

Marsico Growth Fund*            Banc of America                        $45,740                        9.12%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)

 *During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2002, 2001 and 2000.

         Directed Brokerage

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2002, the Funds directed brokerage transactions in this manner as follows:

                                         Amount of             Related
                                       Transaction(s)       Commission(s)

International/Global Stock Funds
Emerging Markets Fund                     $  372,562
Global Value Fund*                               n/a                 n/a
International Equity Fund(a)               3,948,960          $1,358,547

                                                  Amount of             Related
                                                Transaction(s)       Commission(s)
Marsico International Opportunities Fund(a)                 0                   0
International Value Fund                                    0                   0

Stock Funds
Asset Allocation Fund                                  30,342               6,558
Capital Growth Fund                                 1,122,701             348,330
Classic Value Fund*                                       n/a                 n/a
Convertible Securities Fund                           478,498             175,279
Financial Services Fund                                     0                   0
LargeCap Value Fund*                                      n/a                 n/a
Marsico 21/st/ Century Fund(a)                        557,515               5,066
Marsico Focused Equities Fund(a)                    3,733,264             450,373
Marsico Growth Fund(a)                              1,059,627              95,034
MidCap Growth Fund                                    925,001             160,399
MidCap Value Fund*                                        n/a                 n/a
Research Fund*                                            n/a                 n/a
Small Company Fund                                    439,508              49,435
SmallCap Value Fund(a)*                                   n/a                 n/a
Strategic Growth Fund(a)                                    0                   0
Value Fund                                          3,090,436             467,504

Index Funds
LargeCap Index Fund                                    29,671               6,324
Managed Index Fund                                  1,285,524             457,965
MidCap Index Fund                                     246,384              79,900
SmallCap Index Fund                                   229,305              83,451

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                   0
LifeGoal Growth Portfolio                                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0

Government & Corporate Bond Funds
Bond Fund                                                   0                   0
Government Securities Fund                                  0                   0
High Yield Bond Fund(a)                               366,071               8,351
Intermediate Bond Fund(a)                                   0                   0
Short-Intermediate Government Fund                          0                   0
Short-Term Income Fund                                      0                   0
Strategic Income Fund                                       0                   0

Municipal Bond Funds
Intermediate Municipal Bond Fund                            0                   0
Municipal Income Fund                                       0                   0
Short-Term Municipal Income Fund                            0                   0

State Municipal Bond Funds
California Bond Fund                                        0                   0
California Intermediate Bond Fund*                        n/a                 n/a
Florida Intermediate Bond Fund                              0                   0
Florida Bond Fund                                           0                   0
Georgia Intermediate Bond Fund                              0                   0
Kansas Income Fund                                          0                   0
Maryland Intermediate Bond Fund                             0                   0
North Carolina Intermediate Bond Fund                       0                   0
South Carolina Intermediate Bond Fund                       0                   0
Tennessee Intermediate Bond Fund                            0                   0
Texas Intermediate Bond Fund                                0                   0
Virginia Intermediate Bond Fund                             0                   0

Money Market Funds
California Tax-Exempt Reserves                              0                   0
Cash Reserves                                               0                   0
Government Reserves                                         0                   0
Money Market Reserves                                       0                   0

                                          Amount of            Related
                                        Transaction(s)      Commission(s)

Municipal Reserves                                  0                  0
New York Tax-Exempt Reserves*                     n/a                n/a
Tax-Exempt Reserves                                 0                  0
Treasury Reserves                                   0                  0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Securities of Regular Broker/Dealers

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2002, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                     Dollar Amount of
                                                                                     ----------------
                Fund                                 Broker/Dealer                    Securities Held
                ----                                 -------------                    ---------------
Stock Funds

Asset Allocation Fund                 Merrill Lynch & Company, Inc.                      2,849,301
                                      Morgan Stanley Dean Witter & Company               2,619,067

Capital Growth Fund                   Merrill Lynch & Company, Inc.                      3,971,964
                                      Morgan Stanley Dean Witter & Company               4,019,093

Convertible Securities Fund           Merrill Lynch & Company, Inc.                      1,661,400

Financial Services Fund               Bear Stearns Companies Inc.                          112,950
                                      Goldman Sachs Group                                  162,450
                                      Merrill Lynch & Company                              214,598
                                      Morgan Stanley Dean Witter & Company                 216,345

LargeCap Value Fund                   Goldman Sachs Group                                  230,138
                                      Merrill Lynch & Company, Inc.                        503,958
                                      Morgan Stanley Dean Witter & Company                 343,860
                                      J.P. Morgan Chase & Company                          270,940

Marsico 21st Century Fund             Lehman Brothers Holdings Inc.                      1,878,051

Marsico Focused Equities Fund         Goldman Sachs Group, Inc.                         44,322,678
                                      Lehman Brothers Holdings Inc.                     85,419,821

Marsico Growth Fund                   Goldman Sachs Group, Inc.                          9,044,675
                                      Lehman Brothers Holdings Inc.                     18,088,728

MidCap Growth Fund                    Legg Mason, Inc.                                  10,689,834

MidCap Value Fund                     Legg Mason, Inc.                                     452,507

Strategic Growth Fund                 Merrill Lynch & Company, Inc.                     19,817,733
                                      Morgan Stanley Dean Witter & Company              15,058,203

Value Fund                            J.P. Morgan Chase & Company                       10,900,736
                                      Merrill Lynch & Company, Inc.                     17,941,348
                                      Morgan Stanley Dean Witter & Company              12,750,845

Index Funds

LargeCap Index Fund                   Bear Stearns Companies Inc.                          778,100
                                      Lehman Brothers Holdings Inc.                      1,958,592
                                      Morgan Stanley Dean Witter & Company               7,834,277

Managed Index Fund                    Merrill Lynch & Company                            1,982,604
                                      Morgan Stanley Dean Witter & Company               2,321,055

         Monies Paid to Broker/Dealers from the Adviser's or Distributor's
Profit

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         Description of the Trust's Shares

         The Funds of the Trust offer shares in the following classes. Note that the share classes that are shown below for the Research Fund are not currently offered to the general public for investment. In addition, subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund is no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

Fund                                              Primary A   Primary B   Investor    Investor    Investor
                                                  Shares      Shares      A Shares    B Shares    C Shares
International/Global Stock Funds                  X                       X           X           X
Emerging Markets Fund                             X                       X           X           X
Global Value Fund                                 X                       X           X           X
International Equity Fund                         X                       X           X           X
Marsico International Opportunities Fund          X                       X           X           X
International Value Fund                          X                       X           X           X

Stock Funds                                       X                       X           X           X
Asset Allocation Fund                             X                       X           X           X
Capital Growth Fund                               X                       X           X           X
Classic Value Fund                                X                       X           X           X
Convertible Securities Fund                       X                       X           X           X
Financial Services Fund                           X                       X           X           X
LargeCap Value Fund                               X                       X           X           X
Marsico 21st Century Fund                         X                       X           X           X
Marsico Focused Equities Fund                     X                       X           X           X
Marsico Growth Fund                               X                       X           X           X
MidCap Growth Fund                                X                       X           X           X
MidCap Value Fund                                 X                       X           X           X
Research Fund                                     X                       X           X           X
Small Company Fund                                X                       X           X           X
SmallCap Value Fund                               X                       X           X           X
Strategic Growth Fund                             X                       X           X           X
Value Fund                                        X                       X           X           X

Index Funds
LargeCap Index Fund                               X                       X
MidCap Index Fund                                 X                       X
SmallCap Index Fund                               X                       X
Managed Index Fund                                X           X           X

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                X           X           X           X           X
LifeGoal Growth Portfolio                         X           X           X           X           X
LifeGoal Income and Growth Portfolio              X           X           X           X           X

Government & Corporate Bond Funds
Bond Fund                                         X                       X           X           X

Fund                                              Primary A   Primary B   Investor A  Investor B  Investor C
                                                  Shares      Shares      Shares      Shares      Shares
Government Securities Fund                        X                       X           X           X
High Yield Bond Fund                              X                       X           X           X
Intermediate Bond Fund                            X                       X           X           X
Short-Intermediate Government Fund                X           X           X           X           X
Short-Term Income Fund                            X                       X           X           X
Strategic Income Fund                             X                       X           X           X

Municipal Bond Funds
Intermediate Municipal Bond Fund                  X                       X           X           X
Municipal Income Fund                             X                       X           X           X
Short-Term Municipal Income Fund                  X                       X           X           X

State Municipal Bond Funds
California Bond Fund                              X                       X           X           X
California Intermediate Bond Fund                 X                       X           X           X
Florida Intermediate Bond Fund                    X                       X           X           X
Florida Bond Fund                                 X                       X           X           X
Georgia Intermediate Bond Fund                    X                       X           X           X
Kansas Income Fund                                X                       X           X           X
Maryland Intermediate Bond Fund                   X                       X           X           X
North Carolina Intermediate Bond Fund             X                       X           X           X
South Carolina Intermediate Bond Fund             X                       X           X           X
Tennessee Intermediate Bond Fund                  X                       X           X           X
Texas Intermediate Bond Fund                      X                       X           X           X
Virginia Intermediate Bond Fund                   X                       X           X           X

         The Money Market Funds offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Investor B Shares and Investor C Shares. In addition, Cash Reserves offers Marsico Shares.

         About the Trust's Capital Stock

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the

Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions.  The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Purchase, Redemption and Exchange

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Offering Price

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

         . California Tax-Exempt Reserves and New York Tax-Exempt Reserves--as of 11:30 a.m., Eastern time.

         . Municipal Reserves and Tax-Exempt Reserves--12:00 Noon, Eastern time.

         .   Government Reserves--as of 2:30 p.m., Eastern time.

         . Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by the Adviser; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus under the hearing "About you investment--Information for investors--Distributions and taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         General

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

         A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         Equalization Accounting

         The Funds may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

         Investment through Master Portfolios

         The Feeder Funds seek to qualify as a regulated investment company by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Feeder Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Feeder Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Feeder Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Feeder Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Feeder Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a manner that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

         Taxation of Fund Investments

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the 1934 Act. In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under
Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         Taxation of Distributions

      For federal income tax purposes, a Fund's earnings and profits described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain.

      Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

      Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

         Disposition of Fund Shares

         If a shareholder sells, pursuant to a cash or in-kind redemption or otherwise, or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         As long as a Money Market Fund retains a net asset value of $1.00 per share, a shareholder of the Fund generally will not recognize any gain or loss on the sale or exchange of Fund shares.

         Foreign Taxes

      Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund could potentially qualify for and make the election. However, even if a Fund qualifies for the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

         Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Corporate Shareholders

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

         Foreign Shareholders

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

         Backup Withholding

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

         Tax-Deferred Plans

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account. The Tax-Exempt Funds are not suitable investments for tax-deferred plans and tax-exempt investors.

         Special Tax Considerations Pertaining to all the Tax-Exempt Funds

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, Exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Special Tax Considerations Pertaining to the California Funds

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

         Special Tax Considerations Pertaining to the Florida Funds

         Florida does not impose a personal income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distributions received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Trust that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund

         The portion of the Fund's exempt interest dividends paid to Georgia investors from interest received by the Georgia Funds from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 (S)9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

         Special Tax Considerations Pertaining to the Kansas Income Fund

         The Kansas Income Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

         Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund

         The portion of the Maryland Intermediate Bond Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Intermediate Bond Fund will be subject to Maryland income tax. Shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.

         Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

         The portion of the Fund's exempt interest dividends paid from interest received by such Fund from tax exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City personal income taxes and from the New York City unincorporated business tax. Such dividends paid to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the dividends.

         Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund

         The portion of the Fund's exempt interest dividends paid from interest received by such Fund from tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.

         Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund

         The portion of the Fund's exempt interest dividends paid from interest received by the Funds from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will not constitute exempt interest dividends and may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         Stephens serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Distributor received the following amount of underwriting commissions, respectively: $7,316,037, $7,542,547 and $6,119,331. Of these amounts, the Distributor retained $0, $0 and $0, respectively.

                                FUND PERFORMANCE

         Advertising Fund Performance

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         Yield Calculations

         Money Market Funds

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the seven-day period ended March 31, 2002, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:

                                                                        Tax Equivalent   Tax Equivalent
                                     Current Yield   Effective Yield    Current Yield    Effective Yield
                                     -------------   ---------------    -------------    ---------------
California Tax-Exempt Reserves
Capital Class Shares                     1.43%             1.44%              2.59%              2.61%
Liquidity Class Shares                   1.28%             1.29%              2.32%              2.34%
Adviser Class Shares                     1.18%             1.19%              2.14%              2.15%
Market Class Shares                      0.00%             0.00%              0.00%              0.00%
Daily Class Shares                       0.83%             0.84%              1.51%              1.51%
Service Class Shares                     0.00%             0.00%              0.00%              0.00%
Investor Class Shares                    1.08%             1.09%              1.96%              1.97%
Trust Class Shares                       1.33%             1.34%              2.41%              2.43%
Institutional Class Shares               0.00%             0.00%              0.00%              0.00%
Investor A Shares
Investor B Shares                        0.00%             0.00%              0.00%              0.00%
Investor C Shares                        0.00%             0.00%              0.00%              0.00%
Cash Reserves
Capital Class Shares                     1.96%             1.98%              3.22%              3.25%
Liquidity Class Shares                   1.81%             1.83%              2.98%              3.00%
Adviser Class Shares                     1.71%             1.73%              2.81%              2.84%
Market Class Shares                      1.51%             1.52%              2.48%              2.50%
Daily Class Shares                       1.36%             1.37%              2.24%              2.25%
Service Class Shares                     0.96%             0.97%              1.58%              1.59%
Investor Class Shares                    1.61%             1.63%              2.65%              2.67%
Trust Class Shares                       1.86%             1.88%              3.06%              3.09%
Institutional Class Shares               1.92%             1.94%              3.16%              3.19%
Investor A Shares                        1.55%             1.56%              2.54%              2.56%
Marsico Shares                           1.65%             1.66%              2.71%              2.73%
Investor B Shares                        0.86%             0.87%              1.42%              1.42%
Investor C Shares                        0.86%             0.87%              1.42%              1.42%
Government Reserves
Capital Class Shares                     1.77%             1.79%              2.91%              2.94%
Liquidity Class Shares                   1.62%             1.64%              2.66%              2.68%
Adviser Class Shares                     1.52%             1.53%              2.50%              2.52%

                                                                          Tax Equivalent      Tax Equivalent
                                     Current Yield     Effective Yield     Current Yield     Effective Yield
                                     -------------     ---------------     -------------     ---------------
Market Class Shares                      1.32%              1.33%              2.17%              2.18%
Daily Class Shares                       1.17%              1.18%              1.92%              1.94%
Service Class Shares                     0.77%              0.77%              1.27%              1.27%
Investor Class Shares                    1.42%              1.43%              2.34%              2.35%
Trust Class Shares                       1.67%              1.69%              2.75%              2.77%
Institutional Class Shares               1.73%              1.75%              2.84%              2.87%
Investor A Shares                        1.38%              1.39%              2.26%              2.28%
Investor B Shares                        0.67%              0.67%              1.10%              1.11%
Investor C Shares                        0.67%              0.67%              1.10%              1.11%
Municipal Reserves
Capital Class Shares                     1.47%              1.48%              2.41%              2.43%
Liquidity Class Shares                   1.32%              1.33%              2.17%              2.18%
Adviser Class Shares                     1.22%              1.23%              2.00%              2.01%
Market Class Shares                      1.02%              1.02%              1.67%              1.68%
Daily Class Shares                       0.87%              0.87%              1.43%              1.43%
Service Class Shares                     0.72%              0.72%              1.18%              1.19%
Investor Class Shares                    1.12%              1.13%              1.84%              1.85%
Trust Class Shares                       1.37%              1.38%              2.25%              2.26%
Institutional Class Shares               1.43%              1.44%              2.35%              2.36%
Investor B Shares                        0.62%              0.62%              1.01%              1.02%
Investor C Shares                         n/a                n/a                n/a                n/a
New York Tax-Exempt Reserves
Capital Class Shares                     1.19%              1.20%              2.11%              2.12%
Liquidity Class Shares                    n/a                n/a                n/a                n/a
Adviser Class Shares                      n/a                n/a                n/a                n/a
Market Class Shares                       n/a                n/a                n/a                n/a
Daily Class Shares                        n/a                n/a                n/a                n/a
Service Class Shares                      n/a                n/a                n/a                n/a
Investor Class Shares                     n/a                n/a                n/a                n/a
Trust Class Shares                       1.09%              1.10%              1.93%              1.94%
Institutional Class Shares               1.15%              1.16%              2.04%              2.05%
Investor B Shares                         n/a                n/a                n/a                n/a
Investor C Shares                         n/a                n/a                n/a                n/a
Tax-Exempt Reserves
Capital Class Shares                      n/a                n/a                n/a                n/a
Liquidity Class Shares                    n/a                n/a                n/a                n/a
Adviser Class Shares                      n/a                n/a                n/a                n/a
Market Class Shares                       n/a                n/a                n/a                n/a
Daily Class Shares                       0.82%              0.82%              1.34%              1.35%
Service Class Shares                      n/a                n/a                n/a                n/a
Investor Class Shares                    1.07%              1.07%              1.75%              1.76%
Trust Class Shares                       1.32%              1.33%              2.16%              2.18%
Institutional Class Shares                n/a                n/a                n/a                n/a
Investor A Shares                        0.97%              0.97%              1.59%              1.60%
Investor B Shares                         n/a                n/a                n/a                n/a
Investor C Shares                         n/a                n/a                n/a                n/a
Treasury Reserves
Capital Class Shares                     1.90%              1.91%              3.11%              3.14%
Liquidity Class Shares                   1.75%              1.76%              2.87%              2.89%
Adviser Class Shares                     1.65%              1.66%              2.70%              2.72%
Market Class Shares                      1.45%              1.46%              2.37%              2.39%
Daily Class Shares                       1.30%              1.30%              2.13%              2.14%
Service Class Shares                     0.90%              0.90%              1.47%              1.48%
Investor Class Shares                    1.55%              1.56%              2.54%              2.56%
Trust Class Shares                       1.80%              1.81%              2.95%              2.98%
Institutional Class Shares               1.86%              1.87%              3.05%              3.08%
Investor A Shares                        1.51%              1.52%              2.48%              2.50%
Investor B Shares                        0.80%              0.80%              1.31%              1.31%
Investor C Shares                        0.00%              0.00%              0.00%              0.00%
Money Market Reserves
Capital                                  1.81%              1.82%              2.97%              2.99%
Liquidity                                1.66%              1.67%              2.72%              2.74%
Adviser                                  1.56%              1.57%              2.56%              2.58%
Market                                   1.36%              1.37%              2.23%              2.24%

                                                                        Tax Equivalent   Tax Equivalent
                                     Current Yield   Effective Yield    Current Yield    Effective Yield
                                     -------------   ---------------    -------------    ---------------

Investor                                 1.46%             1.47%              2.39%            2.41%
Service                                  0.81%             0.81%              1.33%            1.33%
Daily                                    1.21%             1.21%              1.98%            1.99%
Trust                                    1.71%             1.72%              2.80%            2.83%
Investor B                               0.71%             0.71%              1.16%            1.17%
Investor C                               0.71%             0.71%              1.16%            1.17%
Institutional Class                      1.77%             1.78%              2.90%            2.93%

         Tax Equivalent Yields @ 38.6%

         Non-Money Market Funds

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                          Yield = 2 [(a-b+ 1)/6/ - 1]
                                      ---

                                        cd

Where:            a =   dividends and interest earned during the period.

                  b =   expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2002, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:

Fund                                             30-Day Yield        Tax-Equivalent Yield
----                                             ------------        --------------------
Short-Term Income Fund
Primary A                                               3.91%                       6.47%
Primary B                                               0.00%                       0.00%
Investor A                                              3.66%                       6.06%
Investor B                                              2.90%                       4.80%
Investor C                                              2.87%                       4.76%
Short-Intermediate Government Fund
Primary A                                               3.30%                       5.46%
Primary B                                               2.79%                       4.63%
Investor A                                              3.05%                       5.05%
Investor B                                              2.29%                       3.79%
Investor C                                              2.29%                       3.79%
Government Securities Fund
Primary A                                               3.32%                       5.49%
Primary B                                               0.00%                       0.00%
Investor A                                              3.07%                       5.08%
Investor B                                              2.31%                       3.82%
Investor C                                              2.33%                       3.85%
Intermediate Bond Fund
Primary A                                               2.97%                       4.92%
Investor A                                              2.71%                       4.49%
Investor B                                              2.07%                       3.43%
Investor C                                              1.76%                       2.91%
Bond Fund
Primary A                                               4.38%                       7.25%
Primary B                                               0.00%                       0.00%
Investor A                                              4.13%                       6.84%
Investor B                                              3.37%                       5.58%
Investor C                                              3.35%                       5.55%
Strategic Income Fund

Fund                                             30-Day Yield        Tax-Equivalent Yield
----                                             ------------        --------------------
Primary A                                               5.71%                       9.46%
Primary B                                               0.00%                       0.00%
Investor A                                              5.47%                       9.05%
Investor B                                              4.71%                       7.80%
Investor C                                              4.71%                       7.80%
High Yield Bond Fund
Primary A                                               6.87%                      11.37%
Investor A                                              6.77%                      11.22%
Investor B                                              6.08%                      10.07%
Investor C                                              6.10%                      10.11%
Short-Term Municipal Income Fund
Primary A                                               2.74%                       4.54%
Investor A                                              2.49%                       4.12%
Investor B                                              1.74%                       2.88%
Investor C                                              1.70%                       2.81%
Intermediate Municipal Bond Fund
Primary A                                               4.61%                       7.64%
Investor A                                              4.36%                       7.22%
Investor B                                              3.60%                       5.96%
Investor C                                              3.57%                       5.92%
Municipal Income Fund
Primary A                                               5.05%                       8.36%
Investor A                                              4.80%                       7.94%
Investor B                                              4.03%                       6.68%
Investor C                                              4.04%                       6.68%
California Bond Fund
Primary A                                               4.68%                       8.47%
Investor A                                              4.42%                       8.00%
Investor B                                              3.65%                       6.61%
Investor C                                              3.65%                       6.60%
California Intermediate Bond Fund
Primary A                                                n/a                         n/a
Investor A                                               n/a                         n/a
Investor B                                               n/a                         n/a
Investor C                                               n/a                         n/a
Florida Intermediate Bond Fund
Primary A                                               4.65%                       7.63%
Investor A                                              4.40%                       7.22%
Investor B                                              3.63%                       5.97%
Investor C                                              3.57%                       5.86%
Florida Bond Fund
Primary A                                               4.80%                       7.88%
Investor A                                              4.55%                       7.46%
Investor B                                              3.79%                       6.22%
Investor C                                              3.79%                       6.22%
Georgia Intermediate Bond Fund
Primary A                                               4.64%                       8.11%
Investor A                                              4.39%                       7.68%
Investor B                                              3.64%                       6.36%
Investor C                                              3.64%                       6.35%
Kansas Income Fund
Primary A                                               4.29%                       7.53%
Investor A                                              4.04%                       7.09%
Investor B                                              3.29%                       5.78%
Investor C                                              0.00%                       0.00%
Maryland Intermediate Bond Fund
Primary A                                               4.46%                       7.69%
Investor A                                              4.20%                       7.25%
Investor B                                              3.44%                       5.94%
Investor C                                              3.41%                       5.87%
North Carolina Intermediate Bond Fund
Primary A                                               4.47%                       8.01%
Investor A                                              4.22%                       7.55%
Investor B                                              3.47%                       6.20%
Investor C                                              3.42%                       6.13%
South Carolina Intermediate Bond Fund
Primary A                                               4.88%                       8.61%

Fund                                             30-Day Yield        Tax-Equivalent Yield
Investor A                                              4.62%                       8.16%
Investor B                                              3.87%                       6.83%
Investor C                                              3.86%                       6.82%
Tennessee Intermediate Bond Fund
Primary A                                               4.41%                       7.70%
Investor A                                              4.15%                       7.25%
Investor B                                              3.40%                       5.94%
Investor C                                              3.36%                       5.87%
Texas Intermediate Bond Fund
Primary A                                               4.89%                       8.03%
Investor A                                              4.64%                       7.62%
Investor B                                              3.88%                       6.38%
Investor C                                              3.85%                       6.33%
Virginia Intermediate Bond Fund
Primary A                                               4.95%                       8.63%
Investor A                                              4.71%                       8.20%
Investor B                                              3.95%                       6.88%
Investor C                                              3.95%                       6.88%

         Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)/n/ = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         Cumulative Return

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

         After-Tax Return Calculations

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV\\DR\\"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV\\DR\\.

         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY

Term Used in SAI                                   Definition

1933 Act ......................................    Securities Act of 1933, as
                                                   amended
1934 Act ......................................    Securities Exchange Act of
                                                   1934, as amended
1940 Act ......................................    Investment Company Act of
                                                   1940, as amended
Adviser .......................................    BA Advisors, BACAP, Brandes,
                                                   Gartmore, INVESCO, Marsico
                                                   Capital, MacKay Shields and/
                                                   or Putnam, as the context
                                                   may require
Advisory Agreements ...........................    The respective Investment
                                                   Advisory Agreements and
                                                   Investment Sub-Advisory
                                                   Agreements for the Funds
AMEX ..........................................    American Stock Exchange
Asset Allocation Fund .........................    Nations Asset Allocation Fund
BA Advisors ...................................    Banc of America Advisors, LLC
BACAP .........................................    Banc of America Capital
                                                   Management, LLC
Bank of America ...............................    Bank of America, N.A.
BNY ...........................................    The Bank of New York
Board .........................................    The Trust's Board of Trustees
Bond Fund .....................................    Nations Bond Fund
Brandes .......................................    Brandes Investment Partners,
                                                   L.P.
California Bond Fund ..........................    Nations California Municipal
                                                   Bond Fund
California Intermediate Bond Fund .............    Nations California
                                                   Intermediate Municipal Bond
                                                   Fund
California Tax-Exempt Reserves ................    Nations California Tax-Exempt
                                                   Reserves
California Fund(s) ............................    One or more of California
                                                   Bond Fund, California
                                                   Intermediate Bond Fund and
                                                   California Tax-Exempt
                                                   Reserves
Capital Growth Fund ...........................    Nations Capital Growth Fund
Cash Reserves .................................    Nations Cash Reserves
CFTC ..........................................    Commodity Futures Trading
                                                   Commission
Classic Value Fund ............................    Nations Classic Value Fund
Co-Administrator(s) ...........................    BA Advisors and Stephens
Code ..........................................    Internal Revenue Code of
                                                   1986, as amended
Code(s) of Ethics .............................    The codes of ethics adopted
                                                   by the Board pursuant to Rule
                                                   17j-1 under the 1940 Act
CMOs ..........................................    Collateralized mortgage
                                                   obligations
Companies .....................................    Two or more of NFT, NFI, NR
                                                   or the Trust, as the context
                                                   may require
Company .......................................    Any one of NFT, NFI, NR or
                                                   the Trust, as the context may
                                                   require
Convertible Securities Fund ...................    Nations Convertible
                                                   Securities Fund
Custodian .....................................    The Bank of New York
Distributor ...................................    Stephens Inc.
Distribution Plan(s) ..........................    One or more of the plans
                                                   adopted by the Board pursuant
                                                   to Rule 12b-1 under the 1940
                                                   Act for the distribution of
                                                   the Funds' shares
Emerging Markets Fund .........................    Nations Emerging Markets Fund
FDIC ..........................................    Federal Deposit Insurance
                                                   Corporation
FHLMC .........................................    Federal Home Loan Mortgage
                                                   Corporation
Financial Services Fund .......................    Nations Financial Services
                                                   Fund
Florida Bond Fund .............................    Nations Florida Municipal
                                                   Bond Fund
Florida Fund(s) ...............................    One or more of Florida Bond
                                                   Fund and Florida Intermediate
                                                   Bond Fund
Florida Intermediate Bond Fund ................    Nations Florida Intermediate
                                                   Municipal Bond Fund
FNMA ..........................................    Federal National Mortgage
                                                   Association

Fund ..........................................     One of the open-end
                                                    management investment
                                                    companies (listed on the
                                                    front cover of this SAI)
                                                    that is a series of the
                                                    Trust
Funds .........................................     Two or more of the open-end
                                                    management investment
                                                    companies (listed on the
                                                    front cover of this SAI)
                                                    that is a series of the
                                                    Trust
Gartmore ......................................     Gartmore Global Partners
Georgia Intermediate Bond Fund ................     Nations Georgia Intermediate
                                                    Municipal Bond Fund
Global Value Fund .............................     Nations Global Value Fund
GNMA ..........................................     Government National Mortgage
                                                    Association
Government & Corporate Bond Fund(s) ...........     One or more of those Funds
                                                    shown under the heading
                                                    "Government & Corporate Bond
                                                    Funds" on the front cover of
                                                    the SAI
Government Reserves ...........................     Nations Government Reserves
Government Securities Fund ....................     Nations Government
                                                    Securities Fund
High Yield Bond Fund ..........................     Nations High Yield Bond Fund
Index Fund(s) .................................     One or more of those Funds
                                                    shown under the heading
                                                    "Index Funds" on the front
                                                    cover of the SAI
Intermediate Bond Fund ........................     Nations Intermediate Bond
                                                    Fund
Intermediate Municipal Bond Fund ..............     Nations Intermediate
                                                    Municipal Bond Fund
International Equity Fund .....................     Nations International Equity
                                                    Fund
International/Global Stock Fund(s) ............     One or more of those Funds
                                                    shown under the heading
                                                    "International/Global Stock
                                                    Funds" on the front cover of
                                                    the SAI
International Value Fund ......................     Nations International Value
                                                    Fund
INVESCO .......................................     INVESCO Global Asset
                                                    Management (N.A.), Inc.
Investment Advisory Agreements ................     The investment advisory
                                                    agreements with between the
                                                    Trust, on behalf of its
                                                    Funds, and BA Advisors
Investment Sub-Advisory Agreements.............     The investment sub-advisory
                                                    agreements with between the
                                                    Trust, on behalf of each of
                                                    its respective Funds, and
                                                    BACAP, Brandes, Gartmore,
                                                    INVESCO, MacKay Shields,
                                                    Marsico Capital or Putnam,
                                                    as the case may be
IRS ...........................................     United States Internal
                                                    Revenue Service
Kansas Income Fund ............................     Nations Kansas Municipal
                                                    Income Fund
LargeCap Index Fund ...........................     Nations LargeCap Index Fund
LargeCap Value Fund ...........................     Nations LargeCap Value Fund
LIBOR .........................................     London Interbank Offered
                                                    Rate
LifeGoal Portfolio(s) .........................     One or more of those Funds
                                                    shown under the heading
                                                    "LifeGoal Portfolios" on the
                                                    front cover of the SAI
MacKay Shields ................................     MacKay Shields LLC
Managed Index Fund ............................     Nations Managed Index Fund
Marsico 21/st/ Century Fund ...................     Nations Marsico 21/st/
                                                    Century Fund
Marsico Capital ...............................     Marsico Capital Management,
                                                    LLC
Marsico Focused Equities Fund .................     Nations Marsico Focused
                                                    Equities Fund
Marsico Growth Fund ...........................     Nations Marsico Growth Fund
Marsico International Opportunities Fund ......     Nations Marsico
                                                    International Opportunities
                                                    Fund
Maryland Intermediate Bond Fund ...............     Nations Maryland
                                                    Intermediate Municipal Bond
                                                    Fund
MidCap Growth Fund ............................     Nations MidCap Growth Fund
MidCap Index Fund .............................     Nations MidCap Index Fund
MidCap Value Fund .............................     Nations MidCap Value Fund
Money Market Fund(s) ..........................     One or more of those Funds
                                                    shown under the heading
                                                    "Money Market Funds" on the
                                                    front cover of the SAI
Money Market Reserves .........................     Nations Money Market
                                                    Reserves
Moody's .......................................     Moody's Investors Service,
                                                    Inc.
Municipal Bond Fund(s) ........................     One or more of those Funds
                                                    shown under the heading
                                                    "Municipal Bond Funds" on
                                                    the front cover of the SAI
Municipal Income Fund .........................     Nations Municipal Income
                                                    Fund
Municipal Reserves ............................     Nations Municipal Reserves

NSAT ...........................................   Nations Separate Account
                                                   Trust
Nations Funds or Nations Funds Family ..........   The fund complex that is
                                                   comprised of the Companies,
                                                   along with NSAT and NMIT.
New York Tax-Exempt Reserves ...................   Nations New York Tax-Exempt
                                                   Reserves
NFI ............................................   Nations Fund, Inc., a
                                                   registered investment company
                                                   in the Nations Funds Family.
                                                   NFI currently has no assets
                                                   or mutual funds.
NFT ............................................   Nations Fund Trust, a
                                                   registered investment
                                                   company in the Nations Funds
                                                   Family. NFT currently has no
                                                   assets or mutual funds.
NMIT ...........................................   Nations Master Investment
                                                   Trust, a registered
                                                   investment company in the
                                                   Nations Funds Family
Non-Money Market Fund(s) .......................   One or more of the mutual
                                                   funds of the Trust, other
                                                   than the Money Market Funds
North Carolina Intermediate Bond Fund ..........   Nations North Carolina
                                                   Intermediate Municipal Bond
                                                   Fund
NR .............................................   Nations Reserves (formerly
                                                   known as The Capitol Mutual
                                                   Funds), a registered
                                                   investment company in the
                                                   Nations Funds Family. NR
                                                   currently has no assets or
                                                   mutual funds.
NYSE ...........................................   New York Stock Exchange
NRSRO ..........................................   Nationally recognized
                                                   statistical ratings
                                                   organization (such as Moody's
                                                   or S&P)
PFPC ...........................................   PFPC Inc.
Putnam .........................................   Putnam Investment Management
                                                   LLC
Research Fund ..................................   Nations Research Fund
REIT ...........................................   Real estate investment trust
S&P ............................................   Standard & Poor's Corporation
SAI ............................................   This Statement of Additional
                                                   Information
SEC ............................................   United States Securities and
                                                   Exchange Commission
Selling Agent ..................................   Banks, broker/dealers or
                                                   other financial institutions
                                                   that have entered into a
                                                   sales support agreement with
                                                   the Distributor
Servicing Agent ................................   Banks, broker/dealers or
                                                   other financial institutions
                                                   that have entered into a
                                                   shareholder servicing
                                                   agreement with the
                                                   Distributor
Short-Intermediate Government Fund .............   Nations Short-Intermediate
                                                   Government Fund
Short-Term Income Fund .........................   Nations Short-Term Income
                                                   Fund
Short-Term Municipal Income Fund ...............   Nations Short-Term Municipal
                                                   Income Fund
Small Company Fund .............................   Nations Small Company Fund
SmallCap Index Fund ............................   Nations SmallCap Index Fund
SmallCap Value Fund ............................   Nations SmallCap Value Fund
SMBS ...........................................   Stripped mortgage-backed
                                                   securities
South Carolina Intermediate Bond Fund ..........   Nations South Carolina
                                                   Intermediate Municipal Bond
                                                   Fund
State Municipal Bond Fund(s) ...................   One or more of the California
                                                   Bond Fund, California
                                                   Intermediate Bond Fund,
                                                   Florida Bond Fund, Florida
                                                   Intermediate Bond Fund,
                                                   Georgia Intermediate Bond
                                                   Fund, Kansas Income Fund,
                                                   Maryland Intermediate Bond
                                                   Fund, North Carolina
                                                   Intermediate Bond Fund, South
                                                   Carolina Intermediate Bond
                                                   Fund, Tennessee Intermediate
                                                   Bond Fund, Texas Intermediate
                                                   Bond Fund and Virginia
                                                   Intermediate Bond Fund
Stephens .......................................   Stephens Inc.
Stock Funds ....................................   One or more of those Funds
                                                   shown under the heading
                                                   "Stock Funds" on the front
                                                   cover of the SAI
Strategic Growth Fund ..........................   Nations Strategic Growth Fund
Strategic Income Fund ..........................   Nations Strategic Income Fund
Sub-Administrator ..............................   BNY
Sub-Transfer Agent .............................   Bank of America (for the
                                                   Funds' Primary, Capital
                                                   Class and Trust

                                                Class Shares)
Tax-Exempt Reserves ........................    Nations Tax-Exempt Reserves
Tax-Exempt Fund(s) .........................    One or more of Municipal
                                                Reserves, California Tax-Exempt
                                                Reserves, Tax-Exempt Reserves
                                                and the Municipal Bond Funds
Tennessee Intermediate Bond Fund ...........    Nations Tennessee Intermediate
                                                Municipal Bond Fund
Texas Intermediate Bond Fund ...............    Nations Texas Intermediate
                                                Municipal Bond Fund
Transfer Agent .............................    PFPC
Transfer Agency Agreement ..................    The transfer agency agreement
                                                between the Trust, on behalf of
                                                its respective Funds, and PFPC
Treasury Reserves ..........................    Nations Treasury Reserves
The Trust ..................................    Nations Funds Trust, the
                                                registered investment company in
                                                the Nations Funds Family to
                                                which this SAI relates
U.S. Government Bond Fund ..................    Nations U.S. Government Bond
                                                Fund
Value Fund .................................    Nations Value Fund
Virginia Intermediate Bond Fund ............    Nations Virginia Intermediate
                                                Municipal Bond Fund

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

         California

         The following information relates specifically to California Tax-Exempt Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the State of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy, however, experienced an overall decline in fiscal year 2001-02. A decline in revenues from the personal income tax on capital gains and stock options, brought on by the weak performance of the stock market through 2001 and exacerbated by the tragic events of September 11 have directly impacted the State's economy. The impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector, in exports and in tourism and related industries. Fuel and other energy prices have also risen sharply, affecting state and local government economies.

         California's July 1, 2001 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, just under 97 percent of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 2001, the five-county Los Angeles area accounted for 47 percent of the State's population with over 16.0 million residents and the 10 county San Francisco Bay Area represented just over 20 percent of the State's population with a population of over 7.0 million.

         The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 (described below), and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted.

         Since mid-2000, however, the State has experienced a downturn in its overall fiscal health. The slowdown in the State's economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made in fiscal year 2001-02. California's fiscal year begins on July 1 and ends on June 30 of each year. On January 10, 2002, the Governor released his proposed budget for 2002-03 (the "2002 Governor's Budget"), which outlined a plan for bridging a gap between revenues and expenditures of $12.5 billion. That difference was subsequently increased to $23.6 billion in the Governor's May Revision to the 2002-03 Budget (the "2002 May Revision"), released on May 15, 2002. The change in the State's fiscal condition reflects a $9.5 billion drop in revenues and a $1.6 billion in additional expenditures. The Department of Finance has indicated that the State's budget reserve (the SFEU) which totaled $8.7 billion at June 30, 2000 totaled $6.3 billion as of June 30, 2001. The $6.3 billion figure, however, included as an asset the $6.1 billion loan to the California Department of Water Resources ("CDWR") for power purchases, of which only $116 million has been repaid to date (see "Recent Developments Regarding Energy" below). Thus, the General Fund's available cash as of June 30, 2001 may have been considerably less than the $6.3 billion figure indicated by the Department of Finance.

The downturn in the State's economy, compounded by the financial burden imposed by recent developments in the energy sector, has left the finances of the State in flux. At the present time, no assurances can be made as to actual amounts available to the State of California from the General Fund or other sources.

         Fiscal Year 2001-02 Budget

         Background. The 2001-02 Governor's Budget (the "2001 Governor's Budget") released on January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be approximately $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision to the 2001 Governor's Budget (the "2001 May Revision") disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be approximately $75.1 billion, a drop of $2.9 billion or almost 4 percent from revised 2000-01 estimates. Most of the drop was attributed to a drop in personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income.

         2001 Budget Act. The Governor signed the 2001 Budget Act on July 26, 2001. The Governor vetoed almost $500 million in General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This was accomplished without serious program cuts because a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the $6.3 billion budget reserve as of June 30, 2001, but left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. However, the decrease in State revenues combined with the energy-related expenses incurred by the State may have reduced the actual balance in the SFEU at June 30, 2002, to considerably less than the figure originally projected in the 2001 Budget Act (see Proposed Fiscal Year 2002-03 Budget below). Further, the 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the CDWR for power purchases would be repaid with interest (see "Recent Developments Regarding Energy" below). However, as of April 30, 2002, only $116 million has been repaid. Thus, the General Fund's available cash as of June 30, 2001 may also have been considerably less than the stated $6.3 billion.

         Some of the major features of the 2001 Budget Act were the following:

         1. Proposition 98 per pupil spending was increased by 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

         2. Funding for higher education was increased to allow for enrollment increases both at the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

         3. Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund various health programs.

         4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and some new tax credits aimed at rural areas and agricultural equipment. The Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year.

         5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized some internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

         6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the Citizens' Option for Public Safety
(COPS) program and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

         Subsequent Developments. A series of reports after the start of the 2001-02 fiscal year have indicated that both the national and the State economies have been in a recession starting in 2001. While the Administration has reported that the California economy continued to outperform the nation as a whole, the 2002 Governor's Budget estimate of revenues for 2000-01 and 2001-02 is projected at $4.5 billion, or 11 percent below the 2001 Budget Act forecast.

         The State sold a record $5.7 billion in revenue anticipation notes ("RANs") for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year, as part of the State's normal, annual cash management program. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001 (see "Recent Developments Regarding Energy" below). In late April, 2002, the State Controller pronounced that cash flow projections for the balance of the fiscal year, in light of weak revenues, indicated the need for the State to borrow additional moneys in the short-term note markets in order to pay the RANs when they mature on June 28, 2002. The Controller also indicated that additional cash would be needed in order to fulfill other State obligations in June, July and August 2002, given the fact that the CDWR revenue bonds will not be sold in time to replenish the General Fund by the end of June. The Controller proposed the issuance of up to $7.5 billion of "revenue anticipation warrants" in June, 2002. Revenue anticipation warrants are short-term notes that allow the State to borrow in one fiscal year and repay in a subsequent one when surplus cash becomes available. The need for any additional cash flow borrowing will likely depend on how quickly the CDWR revenue bonds are sold (see "Recent Developments Regarding Energy" below).

         In January 2002, the State Treasurer announced a plan to, among other things, have amortization of the State's long-term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the period from February 2002 to June 2004. The first sale of refunding bonds took place in March, 2002, to refund maturities up to June, 2003, with additional sales potentially to occur in 2003. Refunding of the selected maturities would not involve any early redemptions or extend the final maturity of the refunding bonds beyond the final maturity of the series of bonds of which the selected maturities were a part. Such refunding bonds would enable the State to move toward level annual debt service in future years and, if fully implemented as described in the plan, would provide General Fund expenditure reductions of up to $1.9 billion over the period from February 2002 to June 2004.

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February and April of 2002, the State sold an aggregate $1.8 billion of general obligation bonds to repay outstanding commercial paper notes. In February, 2002 the State sold $187,705,000 of new lease purchase bonds and in March, 2002, sold $1.05 billion in general obligation refund bonds. In fiscal year 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002. At least $15 billion in new bond authorizations are expected to be on the ballot in November, 2002.

         Proposed Fiscal Year 2002-03 Budget

         The 2002 Governor's Budget projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The State Controller has reported that General Fund cash receipts for the period July 1, 2001 through March 31, 2002 were about $1.4 billion below the forecast of cash receipts for such period contained in the 2002 Governor's Budget.

         The Governor released the 2002 May Revision on Tuesday, May 14. The 2002 May Revision reflects a budget gap of $23.6 billion between revenues and expenditures in the 2001-02 and 2002-03 fiscal years, the largest projected deficit in the State's history. The $23.6 billion figure represents 30 percent of the General Fund and an $11.1 billion increase from the $12.5 billion figure presented in the 2002 Governor's Budget. The increase is attributable to a $9.5 billion drop in revenues and $1.6 billion in additional costs. General Fund revenues are expected to be below the 2002 Governor's Budget by approximately $3.3 billion in 2001-02 and $0.7 billion in 2002-03.

         The Governor proposes to bridge the additional gap with program reductions totaling approximately $2.4 billion, securitizing up to $2.1 billion of the State's tobacco settlement payments, loans of $478 million, deferring up to $1.1 billion in payments to schools, restructuring $1.1 billion in State debt payments, implementing tax conformity and compliance initiatives of up to $760 million, accelerations, transfers and shifts of up to $233 million, tax increases including deferral of net operating loss carryforwards totaling $1.2 billion, a $0.50 per pack increase in cigarette taxes totaling up to $475 million and a temporary increase in Vehicle License Fees totaling up to $1.276 billion. All of the Governor's proposals, however, are subject to approval by the State legislature and there is no assurance that the legislature will implement any or all of the proposed cost-cutting or revenue-generating measures.

         On June 17, 2002, the Governor requested that California State lawmakers boost the State's budget reserve to $1 billion in order to ensure the State's ability to repay an additional $7.5 billion from the sale of revenue anticipation warrants scheduled to occur in June, 2002. California lawmakers have already worked passed the Constitutional deadline of June 15 to approve a State budget.

         Future Budgets

         We cannot predict what actions will be taken in the future by the state legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.

         Constitutional Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Some of the debt obligations in the California Bond Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes some obligations paid, prior to that point, out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

         State Appropriations Limit. Article XIII B of the State Constitution limits annual appropriations of state and local entities. The appropriations limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which include tax revenues and proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service." "Proceeds of taxes," however, exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and some other non-tax funds.

     Various types of appropriations are excluded from the appropriations limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of some special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The appropriations limit may also be exceeded in cases of emergency.

     The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at local school and community college ("K-14") districts. The appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined appropriations limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, we cannot predict the impact of this or related legislation on the bonds in the California Tax-Exempt Reserves and the California Bond Fund.

     Proposition 13. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, California voters approved Proposition 46, an amendment to Article XIII A, which created a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

     Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62 which requires, among other things, the approval by a majority of the electorate before a general tax may be imposed by a local government or district and the approval by two-thirds of the electorate before a special tax may be imposed.

     In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220
(1995), reh'g denied, modified, 45 Cal. Rptr. 2d 204 (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the Court of Appeal decision in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991), to the extent that it held that Proposition 62's popular vote requirement for future local taxes provided for unconstitutional referenda. The Supreme Court has, however, declined to review either City of Woodlake or City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511
(1988), in which the Court of Appeal held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. We cannot predict the impact of the Supreme Court's decision in Guardino on charter cities or on taxes imposed in reliance on City of Westminster or City of Woodlake.

     Proposition 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 added Articles XIII C and XIII D to the California Constitution and contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. Proposition 218 could substantially restrict some local governments' ability to raise future revenues and could subject some existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

     The initiative power granted under Article XIII C, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

     Article XIII D prohibits revenues derived from "property related fees and charges" from exceeding funds required to provide the property related service and imposes procedural requirements (including notice and a public protest hearing) prior to the imposition of new or increased property related fees or charges. If, at a hearing, a majority of the owners of the affected property protest the proposed imposition or increase of the fee or charge, the fee or charge may not be imposed or increased, as the case may be. Article XIII D also makes it more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined as any levy or charge upon real property for a special benefit conferred upon the real property.

     Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

     Other Considerations

     Recent Developments Regarding Energy.

     In 1997, the State implemented an energy deregulation program which attempted to create a competitive wholesale market for electric energy in California. Among other changes made at the retail level, the deregulation plan froze retail rates for electricity at a level and for a period considered at the time to allow the three investor-owned utilities ("IOUs") an opportunity to recover costs of deregulation. Beginning in mid-2000, due to a variety of factors, the IOUs' power purchase costs exceeded the frozen retail rates. After several months of contracting power supplies at short-term and spot market prices, the two major IOUs exhausted their cash reserves and could no longer purchase electricity in the spot market.

     On January 17, 2001, Governor Davis determined that the electricity available from the State's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California, proclaimed a state of emergency to exist under the California Emergency Services Act, and directed the CDWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The CDWR began purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power, and also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. In May, 2001, the California Public Utilities Commission ("CPUC") approved a $5.7 billion energy rate increase that has impacted approximately nine million residential, industrial and agricultural customers. On June 18, 2001 the Federal Energy Regulatory Commission ("FERC") announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California. The current cap on retail rates imposed by FERC is set to expire on September 30, 2002.

     In mid-2001, in order to avoid paying short-term and spot-market prices in excess of $300 per megawatt hour (MWh), the State entered into 57 long-term contracts with approximately 22 energy providers estimated to be worth an aggregate $43 billion. The State agreed to a number of contracts with terms of up to 20 years and negotiated power prices at significantly less than the then prevailing spot market prices. However, power prices have subsequently generally fallen to less than half the contracted amount and the State has been in negotiations with various power suppliers seeking a reduction in the contract prices agreed upon last year. The State recently announced that it had renegotiated 8 deals signed with 5 power companies with savings totaling approximately $3.5 billion. The State is continuing to negotiate with the remaining power providers to reach agreement on a lesser rate.

     The Power Supply Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the shortfall after fiscal year 2002, including plans to enable the IOUs to be able to furnish the portion of the shortfall not provided by the CDWR's long-term contracts. Alternatively, it is possible that the authorization of the CDWR to provide power to retail customers will be extended by legislation or that another State agency will be authorized to develop a successor program.

     CDWR's power purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). CDWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the CDWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, CDWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

     The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of up to $13.4 billion of CDWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing CDWR's "revenue requirement" to be collected from customer rates; the procedure used by CDWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the CDWR governing the imposition of consumer rates necessary to repay the bond issue and CDWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the CDWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. On March 25, 2002, CPUC also approved an order retroactively effective as of September 20, 2001, eliminating the right of retail customers to contract directly with Energy Service Providers to meet energy demands.

     A final schedule for issuance of the revenue bonds will depend on review of any legal challenges to these CPUC orders. The CDWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the CDWR revenue bonds, CDWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations. As of May 14, 2002, there was no proposed schedule of the sale. If such bonds are not prepaid, the principal of these advances will be payable in eleven quarterly installments, commencing April 30, 2002. The first of these principal payments, in the amount of $116 million, was made as scheduled on April 30, 2002.

     On April 9 and June 18, 2001, Governor Davis announced the execution of Memoranda of Understanding between the State and each of Southern California Edison ("SCE") and San Diego Gas & Electric ("SDG&E"). Pursuant to the Memoranda, the State agreed to purchase SCE's and SDG&E's electric transmission assets for approximately $2.76 billion and $1 billion, respectively, subject to certain conditions. For a variety of reasons, definitive agreements were never reached with either party and the purchase of transmission assets is not expected to occur.

     On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remains unresolved. SCE also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. Although the settlement is subject to court challenge, CPUC implemented the settlement by allowing SCE to collect rates from its customers at current levels for up to three years in order to repay its prior debts. Based on this agreement, SCE used accumulated cash receipts and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.

     A number of lawsuits have also been filed concerning various aspects of the energy situation. These include disputes over responsibility for electricity and natural gas purchases made by the IOUs and the California Independent System Operator, continuing contractual obligations of some small independent power generators, and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases, neither the State nor the CDWR is even a party to theses actions. However, adverse rulings in some of these matters may affect power costs borne by the CDWR Power Supply Program. Further, in June, 2001, the State alleged that out-of-state power generators had unlawfully over-charged California for electricity during the period May, 2000 through June, 2001, and demanded that FERC order the generators to refund $8.9 billion in over-charges to the State. The matter is still pending before FERC.

     Since the rolling blackouts experienced in 2001, the State has implemented various programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and are expected to come on line in 2002-03. In addition, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

     Natural gas prices in California are not regulated and therefore may fluctuate. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     The energy situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect state and local revenues.

     Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

     Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the State's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

     Bond Rating. Three major credit rating agencies, Moody's Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation bonds. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     As of May 14, 2002, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April, 2001, citing the mounting and uncertain cost of the current electrical crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch Ratings placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies, and to A1 in November 2001, citing the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. On June 28, 2001, Standard & Poor's removed California's debt ratings from credit watch and affirmed the State's general obligation bond ratings. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. These recent reductions on the State's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the State, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

     Because the State historically budgets only a small year-end unreserved fund balance, a small change in economic conditions can leave the State with a negative fund balance.

     Other Investment Information. The investment adviser believes that it is likely that sufficient California municipal securities will be available to satisfy the investment objective, policies and limitations of the California Bond Fund, and to enable the fund to invest at least 50% of its total assets in California municipal securities at the close of each of its fiscal quarters. In meeting this investment policy the fund may invest in municipal securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of 12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the fund's total assets when added together with any taxable investments held by the fund. Moreover, although the fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the fund's investment adviser in light of the fund's investment objective and policies. To the extent that the fund's assets are concentrated in municipal securities payable from revenues on similar projects, the fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the fund's assets were not so concentrated.

     If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the fund's total assets in California Tax-

Exempt Reserves and the California Bond Fund at the close of each quarter of the fund's taxable year, the Board would re-evaluate each fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

     Florida

     Florida is the fourth most populous state with an estimated 2001 population of 16,331,739. By the year 2005, population will likely exceed 17.3 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

     The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Despite a mild national recession, Florida reached record annual population growth, during year 2001. Since 1990, population has grown in Florida, by 26%. Local growth is supported by strength in other regions of the country which become source feeder markets for population growth in Florida.

     The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2001, real property values exceeded $992 billion, a 7.87% increase over 2000. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $150 billion in improved real property value in commercial and industrial properties in Florida.

     One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts remains strong at $6.7 billion in 2001, ranking fourth among states in dollar volume awards.

     With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,180 remains well below the national average of $1,876, as of 1999.

     The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than sixteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. It is anticipated that within the next year to two years, concurrency requirements will be updated. The update will likely include provisions for capital funding of new public schools, needed as a result of new growth and development.

     Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

     Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

     In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will prompt new development there.

     Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

     Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002 however a recovery was made erasing much of the year over year losses. Still, the reduction of business travel and shrinkage in the airline fleet will translate to tourism and travel declines of at least five percent (5%) during 2002. Depending on the strength of the national recovery from recession, Orlando's travel market should see a return to earlier higher levels of tourism by year 2003 or 2004. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest absorbing residential community in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 40 million visitors to the Orlando market in 2001. The hotel market has been strong with 8,033 new hotel rooms added in the Orlando market area during 2001.

     North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

     The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico. Gulf County was Florida's fastest growing county during 2001.

     Georgia

     Located in the southeastern section of the United States, the State of Georgia ("Georgia") has experienced significant growth over the last several decades. Since 1960, the population of Georgia has more than doubled, making Georgia the country's tenth largest (and, according to the 2000 Census, the fourth fastest growing) state.

     Georgia's economy is well diversified, with private sector employment almost equally spread between manufacturing, services, and wholesale and retail sales. This diversity allowed Georgia to experience almost continuous economic growth over the last several decades. Furthermore, this diversity has helped to limit the impact of the recent slowing of the national economy, allowing an actual net increase in statewide employment during the first five months of 2002.

     In spite of recent increases, Georgia continues to experience unemployment rates significantly below the national average. As of April 2002, Georgia's employment rate remained at only 4.2%, which is the lowest in the Southeast.

     Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world. For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways, placing Georgia manufacturers and distributors within 2 truckload days of 82% of the US industrial market. With respect to air travel, Atlanta's Hartsfield Airport is the world's busiest, serving over 75,000,000 passengers in 2001. The airport also has over 2,000,000 square feet of cargo dock handling space, which allowed the airport to handle more than 739,000 metric tons of cargo in 2001. Finally, with respect to water transport, Georgia has three significant ocean ports (Savannah, Brunswick and Bainbridge), which handled 12.7 million tons of cargo in 2001, a 5% increase over 2000.

     These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 13 international banks with offices in the state as well as the 44 countries that have consular, trade, or chamber of commerce offices in Atlanta.

     While much of this economic largesse is centered around the capital city of Atlanta, the state government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the state's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

     The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

     General obligation bonds are typically issued by the state pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

     "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

     The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

     The Georgia Constitution also establishes certain limitations upon the quantity of debt that the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

     As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

     Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

     The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

     To protect the state in the event of an unexpected or uncontrolled decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 33% increase over the prior year balance.

     Net tax revenue collections for the fiscal year ending on June 30, 2001 were $13,951,007,965, which represented a 6.5% increase over fiscal year 2000 collections. Primary sources of these funds included:

                    Source                                      Amount
                    ------                                      ------

              Personal Income Tax                         $  6,926,034,617
              Sales and Use Tax                           $  5,126,417,280
              Corporate Income Tax                        $    724,773,085
              Motor Vehicle Fees and Fuel Taxes           $    683,173,482
              Liquor and Tobacco Taxes                    $    223,972.085
              Estate Taxes                                $    127,052,284
              Property                                    $     50,954,338
              Miscellaneous                               $     88,631,090

     In addition, Georgia received $691,672,000 in revenue from the Georgia Lottery Corporation in fiscal year 2001; all lottery revenues are earmarked for educational expenditures.

     As reported by the Attorney General's Office (in a March 23, 2002 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December
1975), certain claims have been asserted against the State or its departments or agencies:

     Atlanta Coast Mechanical v. R. W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R. W. Allen-Beers, J.V. v. Board of Regents and Bovis Construction Corp., Fulton Superior Court Civil Action No. 99CV09227; DACA, Inc.
v. R. W. Allen-Beers v. Board of Regents and Bovis Corp., Fulton State Court Civil Action No. 99VS0155601-J; Cleveland Construction, Inc. v.R. W. Allen Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children's Medical Center project in Augusta has generated approximately $15 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R. W. Allen-Beers J.V. The total project costs were $55 million, with construction management services on the project are being provided by Bovis Construction as the program manager. Several subcontractors filed lawsuits against Beers and the surety. Beers filed corresponding third-party complaints against the Board of Regents and Bovis. Bovis, as the program manager, has been working through the contract dispute resolution process with all parties to resolve the claims. The lawsuit, by Atlanta Coast Mechanical (HVAC), is for $7 million, with an additional Beers claim of $5 million. As of October 1, 2001, the State has reached settlement on the Metro Waterproofing and DACA claims, in the approximate respective settlement amounts of $22,000 and $625,000, and has successfully negotiated a settlement with two other subcontractors before suit was filed, paying approximately $1,000,000 in settlement of their claims. The State has settled with Cleveland Construction for $625,000. With three of the four cases now settled, the remaining litigation involves only Atlanta Coast Mechanical and R. W. Allen-Beers (the initial case). R. W. Allen-Beers has voluntarily dismissed the State's program manager, Bovis, and is entering into settlement discussion with the Board of Regents. For the disputes with R. W. Allen-Beers, the State has filed a fourth party complaint against the architect, Stanley Beaman & Sears, who has brought the engineer, Nottingham, Brooks & Pennington, into the suit. Mediation among Beers and the third party defendants is scheduled for February 27-28, 2002.

     Barnhill v. State of Georgia and Tim Burgess as Commissioner of the Department of Motor Vehicle Safety, Fulton Superior Court Civil Action No., 2001CV39892. On July 3, 2001, this civil action was filed, challenging the constitutionality of the organ donor provisions of the driver's license statute, O.C.G.A. section 40-5-25(d)(2). Plaintiff is seeking a declaratory judgment and permanent injunction, class status, and a monetary refund to Plaintiff and each member of the class to the extent that any class member's driver's license fee exceeded the sum of $8.00 for the period from July 1, 1995, to the present. As adverse decision to the State could result in refunds in excess of $20 million. The parties have filed cross motions for summary judgment, and a hearing is scheduled for March, 2002. The State believes it has good and valid defenses, including that of sovereign immunity.

       DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Schrenko, as Superintendent of Schools, McCullough, as Director of Student Transportation, State Board of Education, Otis Brumby and other individual members of the State Board of Education, the Department of Education, the State of Georgia, Governor Roy E. Barnes, John Oxendine, as Comptroller General, and Daniel Ebersole, as Director of the Office of Treasury and Fiscal Services, Fulton Superior Court Civil Action No. 2001CV35345. This is an action for mandamus to compel the Defendants to change the calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs allege that the State Board of Education's attendance zone/routing survey system of calculating State financial aid is contrary to the applicable statute and violates a State Board of Education policy directing supplemental flat grants for children attending schools other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiffs seek an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F.3d 680 (11/th/ Cir. 1997). Oral argument on the mandamus action was held on June 4, 2001. Briefs and proposed findings of fact and conclusions of law have been submitted by both sides. The State believes it has adequate defenses to the action and will continue to defend the case.

       Ellis-Don Construction, Inc. v. GFSFIC, Fulton Superior Court Civil Action No. 2000CV18524. The UGA Biocontainment Research Center in Athens (now called the Animal Health Research Center) has generated an $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don. The State has negotiated a withdrawal by Ellis-Don as the general contractor, with all parties reserving their respective rights. The Georgia State Financing and Investment Commission ("GSFIC") will obtain replacement contractors to complete the building and correct the deficiencies and has hired a building commissioning agent and a litigation consultant to monitor the compliance work. GSFIC and the Board of Regents of the University System of Georgia have significant counterclaims against Ellis-Don ($6-8million). The parties are now completing the discovery phase, after being unable to reach settlement through a court-approved mediation. The State has filed a third party complaint against the architect, Rosser International, who has filed a fourth party complaint against the engineer, Newcomb and Boyd. In the meanwhile, GSFIC has disqualified Ellis-Don as low bidder on a $30 million project for the Board of Regents and has had its decision upheld in the Superior Court of Fulton County, Georgia. GSFIC has claims against Ellis-Don on two additional projects, for which GSFIC has requested that the Attorney General initiate lawsuits. The mechanical subcontractor, Kirlin, has been added by Ellis-Don. GSFIC is preparing to issue formal default and add the sureties. The discovery schedule anticipates trial in the fall of 2003. Meanwhile, efforts are ongoing to obtain interim funding to complete the project. Estimated construction time is approximately one year from the notice to proceed.

       General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC"); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366; Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369; SunTrust Bank, Atlanta, et al. v Jackson, Fulton Superior court Civil Action No. 1999CV10385; First Union Nat'l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508. These five suits by financial institutions sought refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000, $2,500,000, $2,000,000, $1,400,000, and $459,000. The total principal amount of these and all similar, pending administrative claims for refund (for the years 1991-2001) is approximately $53,000,000. The four cases filed after GMAC were stayed pending the outcome of the GMAC case. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed, and the Georgia Supreme Court denied certiorari. The plaintiffs in three of the stayed cases have now voluntarily dismissed their suits.

       GETCo v. Jackson and Reheis, Fulton Superior court Civil Action No. 2001CV42207. This case involves a challenge by Georgia Emission Testing Company ("GETCo") to a rule promulgated by the Department of Natural Resources ("DNR") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act") authorizing the assessment of a $5.45 administrative fee per paid emissions inspections to be paid to the management contractor for the Enhanced Inspection and Maintenance Program

("Enhanced I/M Program") for "program management services." GETCo alleges that this rule is unauthorized and unenforceable because fees for "program management services" are not authorized by statute. In a related case (GETCo v. DNR, Fulton Superior Court Civil Action No. 1999CV03636), it was determined that $1.46 of the administrative fee is not authorized, which determination was affirmed on appeal. GETCo, on its behalf and allegedly on behalf of 114 other emission inspection stations, filed this action against the Commissioner of Revenue and the Director of the DNR Environmental Protection Division for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes of fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer" The commissioner's motion to dismiss, on grounds that he has not authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and the Plaintiffs have appealed. The Director's motion to dismiss, on the ground that the court lacks jurisdiction over the subject matter of the complaint because the issue on which the Plaintiff's claims are based is still on appeal to the Georgia Supreme Court, was denied. In the event of a decision adverse to the State, if all emission inspection stations that paid the unauthorized portion of the administrative fee were to file for and be awarded refunds, those refunds could total approximately $9 million without interest. The State is asserting several defenses, among which is the doctrine of sovereign immunity, and intends to continue defending the case vigorously.

       James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98CV02559. This civil action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. Recently, an amended complaint was filed that seeks to name the governors of the respective states as co-defendants. As of October 1, 2001, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion on punitive damages against each named defendant. The amended complaint seeks an additional $500 million in damages from each defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

       The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

       Kansas

       Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain.

       The University of Kansas, Policy Research Institute summarized its forecast for the Kansas economy through the year 2002 in "The Kansas Economy" in the Kansas Economic Outlook, Vol. 6, No. 1 (www.ku.edu/pri/ksdata/keo/keo.htm) as follows (references to tables of data have been deleted):

       The Kansas Economy/1/


_______________
 /1/ The Kansas Economic Outlook is published quarterly by the Policy Research Institute. The Outlook presents historical data and a forecast for the state of Kansas generated by the Kansas Econometric Model (KEM). The Kansas Econometric Model is an ongoing project of the Policy Research Institute at The University of Kansas. For reference

       The trajectory of jobs in Kansas anticipated the national recession by a year. After strong growth in 1996-1999, negative growth in 2000 was followed by a modest recovery in 201. Jobs are expected to decline again in 2002, while the unemployment rate will continue to rise. Key assumptions driving this forecast include: very slow U.S. national recovery from the recession, as predicted by Indiana University's econometric model, and employment cutbacks by Kansas state and local government during 2002Q3 through 2003Q2. (Some 2001 data were not available for this report, so some 2001 totals are technically forecasts.)

       Some highlights of the 2002-2002 forecast ...are:

..   The unemployment rate will be 3.8 percent in 2001 and 5.5 percent in 2002, up from the business-cycle low of 3.1 percent in 1999.

..   Job growth (persons employed) will hit 2.2 percent in 2001 but fall to -1.7 percent in 2002, as Kansas experiences a sluggish recovery.

..   Nominal personal income will grow 4.5 percent in 2001 and 3.6 percent in
    2002. These rates are down somewhat from the 4.7 percent increase in personal income during 2000, but are still in a range that will mean real personal income increases for Kansas.

       Some prominent features of the quarterly sectoral job forecasts ... are:

..   The mining sector continued to add jobs throughout 2001, but employment is expected to falter in 2002. The construction sector, which had fewer jobs during the last half of 2000 than during the same period in 1999, will continue to recover during 2002.

..   Durable goods manufacturing lost jobs during the second half of 1999 and
    2000, then held steady through the first half of 2001. This sector is expected to exhibit job losses throughout 2002. Jobs in non-durable goods manufacturing have declined persistently since late 1999 and this pattern is expected to continue.

..   Job growth in the transportation, public utilities and communications sector moderated in 2001 and is expected to remain modest in 2002.

..   The wholesale trade sector experienced renewed growth during 2000 and 2001.
    Jobs in the sector are expected to flatten out during 2002. Jobs in retail trade, which have remained nearly level during the last 2 years, are expected to continue to show slow growth throughout the forecast period.

..   The finance, insurance, and real estate sector is expected to show moderate job growth through 2002.

..   Service sector jobs have been growing at around 2 percent per year but slowed in 2001. This sector is expected to accelerate during 2002.

..   State and local government jobs will decline somewhat during 2002. Federal government jobs in Kansas will be flat.

       ...The main components of the job declines in durable goods manufacturing during the last three years were a 4.6 percent decline in the manufacturing of machinery (including electrical) in 1999 and a 4.9 percent decline in the transportation equipment sector in 2000. In 2002, significant jobs losses of 4.9 and 3.5 percent, respectively, are expected in the two major component sectors.

       Jobs in non-durable goods manufacturing declined 1.8 percent in 2000 and another 1.1 percent in 2001, driven mainly by back-to-back 2.6 percent declines in printing and publishing. For 2002, printing and publishing is expected to flatten out. However, employment in non-durables as a whole will continue on a slow decline (0.6 percent), as a result of job losses in several small sectors.

       The transportation and utilities sector grew robustly at 10 percent in 2000 and 3 percent in 2001... The growth rate is expected to slow to 1.7 percent in 2002. This pattern mainly reflects two important

________________________________________________________________________________

to the tables of data that have been deleted from the discussion set forth above, please see the full text of The "Kansas Economic Outlook," Vol.6, No.1, February, 2002 or at www.ku.edu/pri/ksdata/keo/keo.htm.

component industries. Jobs in the trucking and warehousing sector rose at 6.4 percent and 3.3 percent in the last two years, but are expected to slow down to
2.3 percent in 2002. The "other" category, which includes communications, is expected to increase 2.6 percent in 2002, a fall-off from increases of 15.4 and
4.2 in the last two years.

       The retail trade sector added jobs at rates under one percent in each of the last three years, and this pattern is expected to continue in 2002....

       Jobs in finance, insurance and real estate ...have grown fairly steadily for four years at rates between 1 and 3 percent per year. This is expected to continue, with a 2.1 percent increase in 2002.

       ...The service sector, growing rapidly before 1999, slowed to roughly 2 percent per year for the last three years Growth will continue at 6.2 percent in 2002.

       ...Nominal personal income is predicted to grow at an annual rate of 4.5 percent in 2001, about the same as it grew in 2000, and at a slower 3.6 percent rate in 2002. However, the rate of inflation is expected to decline as well. Consequently, real personal income (adjusted for inflation) is expected to grow
2.6 and 2.4 percent per year in 2001 and 2002, compared with 2.0 percent in 2000.

The Kansas Budget

       As is the case in many states, Kansas has come face to face with a budget crisis. State revenues for fiscal year 2002 fell, leading to a need to make major cuts in spending and raise taxes in fiscal year 2003. After much debate, by the end of a record long legislative session, the Kansas legislature passed and the governor signed a trimmed down $4.4 billion budget and a $252 million tax increase to fund the budget. Even with the increase in taxes, however, the budget may not be fully funded making further spending cuts necessary to achieve a balanced budget.

       The tax package passed to fund the budget includes an increase in state sales tax, cigarette taxes, and various other taxes. The state sales tax will increase from 4.9% to 5.3%, but will decline to 5% by June 2005. Taxes on cigarettes will increase from twenty-four cents a pack to seventy cents a pack on July 1, 2002, and increase another nine cents a pack on January 1, 2003. A fifteen percent inheritance tax will be instituted against property inherited by distant relatives, such as nieces and nephews. The tax package also repealed the sales tax exemption for custom software and doubled the franchise fees paid by corporations and nonprofit organizations to do business in Kansas. The package also increased vehicle registration fees and the tax paid on gasoline by two cents per gallon.

       The fiscal year 2003 budget, which is almost 3.5 percent lower than this year's spending, provides for cuts in government agency spending, but spares education and social services. The major source of contention in the budget debate was the possibility of cuts in education spending. The legislature authorized a $20 per student increase in base state aid to come from tobacco settlement money set aside for children's programs and hopefully spared any cuts in education spending by passing the tax package. If the Governor determines at a later date that the budget will not be fully funded, however, he will either order across-the-board cuts or submit targeted spending cuts for approval by the legislature.

       Maryland

       The following is a brief summary of some of the factors affecting the economy of the State of Maryland. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. The summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

       The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. The population was estimated at 5,375,156 in

2001. Maryland's population is concentrated in urban areas: Baltimore City and the eleven counties located in the Baltimore-Washington region contain 50.1% of the State's land area and 87.2% of its population. Per capita income in 2001 was $34,950 in Maryland, compared to the national average of $30,271 in that year. Personal income in Maryland grew at an average annual rate of 3.7% from 1992 to 2001, which was equal to the national average over the same period.

       Services, retail and wholesale trade, government and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in Maryland. Maryland's economy is more reliant on the service and government sectors, but less dependant on manufacturing, than the United States as a whole. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal employment in 2000 was 8.5% for Maryland residents, compared to 2.9% nationwide. Federal military facilities and defense spending play critical roles in Maryland's economy.

       Between April 2001 and April 2002 Maryland experienced a job loss rate of 0.3%, while the nation as a whole experienced a job loss rate of 1.1%. In 2001, the unemployment rate in Maryland was 4.1%, compared to a national rate of 4.8%. According to the United States Bureau of Labor Statistics, seasonally-adjusted unemployment was 5.4% in Maryland and 6% nationally in April 2002, and 4.7% in Maryland and 5.8% nationally in May 2002. Continuing uncertainty in the national and local economy could cause unemployment in Maryland to increase in the coming months.

       During the fiscal year ended June 30, 2001 the State posted taxable retail sales of $65.2 billion, which was an increase of over $27.7 billion, or 73.8%, from 1992. However, a continuing decline in the national and local economy could contribute to future declines in taxable retail sales.

       State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2001 with a $538.4 million general fund balance on a budgetary basis, of which $347.3 million was designated to fund fiscal year 2002 operations, and with $888.1 million in the Revenue Stabilization Fund of the State Reserve Fund. The Revenue Stabilization Fund provides financial support for future needs and to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. The State estimates that the general fund balance on a budgetary basis was approximately $427 million at June 30, 2002, with $548.2 million in the Revenue Stabilization Fund. The projected general fund balance at June 30, 2003 is $13.5 million, with an estimated $500.5 million in the Revenue Stabilization Fund. However, based on current data, the State anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections; any such shortfall will decrease the general fund balance by a corresponding amount. There can be no assurance that these amounts, if accurate, will be sufficient to maintain current spending levels during periods of economic difficulty. In order to achieve balanced budgets, the State might need to cut spending, decrease employment, increase taxes and other fees, and/or consume reserve funds. Several analysts have suggested that Maryland could face a gap between revenues and spending of over $900 million by fiscal year 2004, and up to $2 billion by fiscal year 2007.

       For the fiscal year ended June 30, 2001, the principal sources of State revenue were income taxes (approximately 32.6% of total revenues), federal disbursements (approximately 25.2% of total revenues), and sales and use taxes (approximately 15% of total revenues). In 1997 the General Assembly enacted legislation to phase in a 10% decrease in the State individual income tax by 2002. In preparing its fiscal 2003 budget, the State had to accommodate an estimated $177 million reduction of revenues due to the implementation of the final 2% decrease in income tax. Federal disbursements include highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; and aid for public education. Maryland imposes a 5% sales and use tax on the retail sale or use of tangible personal property in the State or of taxable services, subject to certain exceptions such as sales to nonprofit organizations.

       For the fiscal year ended June 30, 2001, the primary State expenditures were health and mental hygiene (approximately 27.2% of total expenditures), education (approximately 23.6% of total expenditures) and public safety (approximately 9.3% of total expenditures). Public education consumed the most State revenues in fiscal year 2002, and the "Bridge to Excellence in Public Schools Act," enacted in the 2002 session of the General Assembly, provides for phased-in education expenditures which are expected to reach an aggregate of $1.3 billion by fiscal year 2008. Approximately $80 million budgeted for fiscal year 2003 under the Act is expected to be available through the increased cigarette tax described below; in 2004 the General Assembly must determine whether the remaining funding is within the State's fiscal resources. If the resources are not available to fund the full amount required under the Act, the State must still provide a portion of the budgeted funds. The largest expenditure under health and mental hygiene is for the Medicaid program, under which Maryland makes payments to health service vendors for treatment of low income individuals and families. In fiscal year 2001, $2.58 billion was spent on this program.

       2002 Budget. On April 3, 2001, the General Assembly, which is the legislative branch of the State government, approved the budget for the fiscal year ended June 30, 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

       Early in fiscal year 2002 it appeared that general fund revenues would be less than projected when the fiscal year 2002 budget was originally enacted. As a result, the Governor proposed cost-containment measures for fiscal year 2002. On November 14, 2001 the Board of Public Works, which is composed of the Governor, the Comptroller and the Treasurer, approved reductions to the fiscal year 2002 budget of $57.5 million, reflecting a 1.5% reduction to agencies' budgets and the implementation of a hiring freeze. In addition, $342.5 million in general fund appropriations will be reverted, primarily $322.5 million appropriated in prior fiscal years for pay-as-you-go capital projects, of which $40 million are proposed to be canceled and $201.3 million are proposed to be funded with general obligation bonds.

       In December of 2001 the Board of Revenue Estimates, which is composed of the Comptroller, the Treasurer and the Secretary of Budget and Management, reduced its estimate of general fund revenue for fiscal year 2002 by $156.8 million from the March 2001 estimates upon which the fiscal year 2002 budget was based. The reduction was the net effect of reductions totaling $276.3 million offset by an adjustment to prior years' revenue of $119.5 million. The reductions reflected decreases in the estimates of personal income taxes of $114.4 million, corporate income taxes of $96.1 million, and sales taxes of $128 million; these decreases were offset by a net increase of $63.4 million in other revenues, taxes and fees. In March 2002, the Board of Revenue Estimates again lowered its estimate for personal income tax revenues for fiscal year 2002, this time by $124.4 million, and for fiscal year 2003 by $124.7 million, based upon declines in realized capital gains. The State currently anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections.

       As part of the fiscal year 2003 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act, which authorizes transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The budget plan provides for the transfer in fiscal year 2002 of $281 million, including $134.7 million from prior years' pay-as-you-go capital projects.

       2003 Budget. On April 4, 2002, the General Assembly approved the budget for the 2003 fiscal year. The budget includes, among other things: (i) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments from general funds; (iv) $181 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, primarily for Medicaid, $30 million to the Revenue Stabilization Fund, a reduction of $9.6 million to the Dedicated Purpose Fund of the State Reserve Fund, and a reduction of $9.5 million in aid to local governments. The budget does not provide funding for an employee cost-of-living allowance, it decreases the State subsidy for the employee prescription drug plan, and it limits funding for merit increases for State employees to a lump sum of $28.8 million, which is restricted pending approval by the Board of Public Works after the results of fiscal year 2002 operations are final.

       As described above, the Budget Reconciliation and Financing Act adopted in 2002 provides for transfers of various fund balances in fiscal year 2002 of $281 million. In addition, the Act provides for transfers of various fund balances of $85.2 million in fiscal year 2003, revenue increases and adjustments, and reductions to required fiscal year 2003 expenditures. The Act uncouples the State income tax from future federal income tax changes with an impact greater than $5 million. The Act also uncouples State income tax from the special "bonus" depreciation deduction and the extended period for net operating loss carryback, both recent changes for purposes of federal income taxes.

       Changes made by the Act resulted in reduced levels of required funding in certain areas, including the adoption of the "corridor" method of funding the State's contribution to the pension and retirement system whereby the rate remains fixed as long as the funding level of the systems remains within the corridor of 90%-110% of full funding; and reducing the funding levels and formulae for community colleges, non-public colleges, and tourism. As a result of this new funding method, the State's contributions to the pension and retirement system might be lower than required by prior budgets, and may be insufficient to provide full funding.

       Separate legislation enacted by the 2002 General Assembly increased the tobacco tax from $0.66 per pack to $1.00 per pack effective June 1, 2002. For fiscal year 2003 only, $80.5 million in revenues from that increase is dedicated to the fiscal year 2003 cost of the "Bridge to Excellence in Public Schools Act"; additional revenues generated by the tobacco tax increase, estimated at $19.9 million through June 30, 2003, will go to the General Fund. This rate increase is expected to increase cigarette tax revenues by approximately $101.4 million in fiscal 2003, $71 million in fiscal 2004, $70.3 million in fiscal 2005, $69.5 million in fiscal 2006, and $68.7 million in fiscal 2007.

       State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $4.5 billion of State tax-supported debt outstanding and $1.05 billion of authorized but unissued debt at March 31, 2002.

       The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

..   The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of March 6, 2002, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

..   The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

..   The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, sports lottery and other revenues.

..   Certain other State units, such as Maryland's university systems, the
    Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.

..   The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

       Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

       Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from Standard & Poor's, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

       Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. The budget for fiscal year 2003 includes a decrease of $9.5 million in aid to local governments, at a time when many localities have already been forced to limit spending in recent months in order to achieve balanced budgets. Future events might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

       Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. In addition, the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

       The uncertainty of the national economy has hurt and could continue to adversely affect Maryland and its localities and other borrowers. Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. Slowdown in the service sector, or reduction in federal jobs or funds available to Maryland, could create budget difficulties at the State and local level. Maryland's almost 142,000 small business, which make up the core of Maryland's economy, are particularly vulnerable to the effects of a faltering national economy. Economic decline could also decrease income tax and capital gains revenues, which are important components of the State's budgeted revenues. Unanticipated declines in realized capital gains in the 2001 tax year caused estimates for revenues in 2002 and 2003 to be decreased by an aggregate of over $250 million. In addition, falling interest rates have decreased the State's investment portfolio by about $317 million since December 31, 2001. This downward trend could continue, forcing Maryland to decrease spending, cut employment or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

       Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. State and local funds have been used, and will continue to be needed, to prevent and respond to threats and acts of terrorism and to restore public confidence. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Declines in the tourism and transportation industries have already hurt State and local economies. For example, the closing of BWI Airport in the days following September 11 drained an estimated $20 million from the State's economy. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and the decline in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to the slowing economy and other factors, now need additional funds to cover some of their anti-terrorism costs. The State recently received $2.74 million in federal assistance for anti-terrorism programs, which it will distribute among its local governments. However, we cannot assure you that such funds will be sufficient, or that additional funds will be available when needed. If such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

       New York

       The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State and its municipalities, including, in particular, New York City, constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the issuance of municipal bonds by New York State, New York City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York or New York City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State of New York.

       The New York State Economy

       New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the State's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the State's total economy, the greater impact that a downturn in such sector is likely to have on the State's economy.

       The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

       Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

       New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

       Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

       Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

       As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

         The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

         New York State Budgetary Outlook

         Overview. New York State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

         In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the "Executive Plan") with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to the Division of the Budget (the "DOB"). The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

         In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

         On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the "Enacted Plan") to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

         As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

         General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or 3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or 2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02. The $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

         Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

         All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

         The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from DOB projections.

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements.

         To close the significant 2002-03 budget gap caused largely by the events of September 11th, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent ($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections ($130 million).

         Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections.

         The personal income tax is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.

         The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11th, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

         User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.

         Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

         Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

         Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).

         General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions.

         Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs ($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).

         Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

         Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).

         School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.

         Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).

         General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).

         Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.

         Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

         Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

         State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases $358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.

         The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center terrorist attacks. This reduction will occur through attrition and early retirement.

         General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

         Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

         Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

         The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

         All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

         The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

         The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

         In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

         The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

         Outyear Projections of Receipts and Disbursements. The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap that is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

         In recent years, the State has closed projected budget gaps, which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

         Other Governmental Funds. In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

         Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.

         The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million), which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

         All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.

         Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

         Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).

         State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

         Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.

         Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

         Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

         Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         Two variables that stand out as being particularly vulnerable to financial market volatility, and that are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

         An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The General Purpose Financial Statements for the 2000-01 fiscal year reported probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million were expected to be paid during the 2001-02 fiscal year. The General Purpose Financial Statement for the 2001-02 fiscal year will update these estimates in July 2002. Adverse developments in existing proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

         The projections also assume no further changes in federal tax law, which could substantially alter the current receipts forecast.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

         The fiscal health of New York State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to New York City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of New York City and certain entities issuing debt for the benefit of New York City to market their securities successfully in the public credit markets. New York City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. New York City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

         Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

         On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade

Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

         The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11th attack.

         In response to New York City's fiscal crisis in 1975, New York State took action to assist New York City in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York to provide financing assistance to New York City; the New York State Financial Control Board (the "Control Board") to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. New York State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         To successfully implement its financial plan, New York City and certain entities issuing debt for the benefit of New York City must market their securities successfully. This debt is issued to finance the rehabilitation of New York City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In New York City's fiscal years 1997-98, 1998-99 and 1999-2000, the state constitutional debt limit would have prevented New York City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase New York City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, New York City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues.

         General. The events of September 11th had a significant impact upon the City economy. The City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11th, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over seventy thousand jobs in the City due to September 11th, which are not expected to be recovered until 2005, will produce additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City.

         The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of the City on April 17, 2002 (the "Executive Budget"), projects total revenue to be lost to the City as a result of September 11th during those fiscal years will be $3.9 billion and that expenses over the same period have increased by $6.1 billion from projections made prior to September 11th.

         More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11th, the Executive Budget assumes reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. The Executive Budget also projects declines in revenues from forecasts made prior to September 11th for fiscal years 2002 through 2006 as a result of reduced economic activity.

         For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11th and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         For fiscal year 2001 the City had an operating surplus of $3.0 billion.

         The Executive Budget is $41.9 billion and incorporates a number of steps to close a projected $5.0 billion budget gap, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The Mayor has also proposed that the City issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. While the Executive Budget does not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

         On June 19, 2002, New York City Mayor Blumberg and New York City Council Speaker Miller announced an agreement on the 2003 New York City budget of $42.3 billion, which included $450 million from New York State in school aid to avoid cuts to New York City classrooms and to provide additional moneys for the teacher contracts. New York State is expected to authorize the following legislation: (i) an increase in the cigarette tax that will yield New York City $150 million per year; (ii) an increase in fees for parking violations that is expected to contribute at least $62 million in revenue to New York City each year; (iii) an additional tax on cell phones and land lines that is expected to net New York City a total of $41 million; (iv) authorization of a debt reform package expected to be worth approximately $112 million in savings to New York City; (v) other state budget actions that will include tax amnesty and tax audit enhancements, which is expected to provide New York City with approximately $75 million; (vi) an early retirement bill that will provide approximately $20 million in budget relief; and (vii) the coupling of the Federal Accelerated Depreciation provision, which is expected to provide $108 million in savings to New York City. In addition, the Federal government provided New York City with $200 million in budget relief by authorizing the refinancing of its debt, providing greater flexibility in the use of Federal aid. The final budget for New York City has not yet been adopted as of June 27, 2002.

         City's Financing Program. Implementation of the Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.7 billion of general obligation bonds, $5.9 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $2.0 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $10.0 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11th through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001 and the balance of which will be issued in fiscal year 2002-2003.

         2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30,
2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2006 fiscal years, which is included in the Executive Budget (the "City Financial Plan"). The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

         The City Financial Plan reflects certain extraordinary actions necessitated by September 11th and projects a budget surplus of $322 million for the 2002 fiscal year and budget gaps of $5.2 billion, $5.6 billion and $6.0 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. The forecasts of the amounts of budget gaps in outyears continues to change. Some of the gap closing measures proposed in the City Financial Plan for fiscal year 2003 have recurring effects and are projected to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposes to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. It should be noted that the City Council must approve any Budget and that it may not adopt certain of the Mayor's gap closing proposals in outyears. If any gap closing measures are not replaced by equivalent alternatives, budget gaps for subsequent years will be increased.

         The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $322 million to pay debt service due in the fiscal year 2003.

         Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11th on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September 11th. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

         The City Financial Plan reflects the sudden economic downturn as the result of September 11th in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the second half of 2002 resulting in a flat City economy for calendar year 2002. The City Financial Plan forecasts a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11th until 2005. Given the uncertain impact of September 11th on the City's economy, including the loss of jobs and business, impact on tourism in the City and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

         Municipal Unions. The Mayor's gap closing proposals in fiscal year 2003 include a slight reduction of the City's workforce through attrition, severance and early retirement, including a reduction of 1,000 in uniformed police officers that will be offset by hiring of civilians by the Police Department.

         These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City.

         Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or interim appropriations enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11th. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11th, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.

         Outstanding Indebtedness. As of December 31, 2001, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.3 and $2.2 billion of net outstanding long-term debt.

         Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.2 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined state and local taxes of residents of the State of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of New York State and its localities to raise additional revenue. In addition, combined state and local debt per capita in New York State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on New York State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter. The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and is projected at $486 million in 2002-2003. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal bonds.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities.

         North Carolina

         The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and did so in 1999 and 2000. In 2001, it took the legislature until September 26, 2002 to adopt a budget for the fiscal year beginning July 1, 2001 and ending June 30, 2002.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in May 2002 was 6.8% (May 2001 was 5.4%). In recent years, the State has moved from an agricultural economy to a service and goods producing economy. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

         The total General Fund appropriations and authorized reserve expenditures for the 2000-2001 fiscal year were $13.585 billion. The ending fund balance for the State's General Fund at June 30, 2001 was $817.4 million. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2002 projects an ending General Fund balance of approximately $525.5 million, on $15.610 billion in appropriations and reserves. In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If all of these bonds are issued, these bonds would more than double the amount of the State's bonds outstanding.

         The State has projected an overall shortfall in the enacted General Fund budget for fiscal year 2001-2002 approaching $1.5 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

         In response to the projected budgetary shortfall, on February 5, 2002 the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19 ("Executive Order No. 19"). Executive Order No. 19 identifies $1,320.8 million of resources available if needed to balance the budget. The following table sets forth the resources identified in Executive Order No. 19 to address the shortfall.

Description                                                                            Targeted Amount
-----------                                                                            (in millions)
                                                                                       ------------
     Reduction and restrictions of Agency expenditures (Agency Reversions)                     $356.0

     Suspension of transfer to Repair and Renovation Reserve                                    112.0

     Suspension of HIPPA Implementation                                     13.5

     Diversion of Balances of Special Revenue Funds                         25.0

     Utilization of Contingency and Emergency Reserve                        4.0

     Utilization of Budget Stabilization (Savings) Reserve
        (Rainy Day Fund)                                                   313.0

     Suspension of Local Government Reimbursement                           95.0

     Suspension of Clean Water Management Trust Fund                        20.8
        Appropriations

     Additional Highway Trust Fund Transfer                                 80.0

     Suspension of Local Revenue Sharing-Franchise, Natural Gas,           114.0
     Alcohol, Homestead Property Tax Exemption Reimbursement


     Suspension of transfer to Mental Health Reform Reserve                 37.5

     Diversion of Disaster Relief Reserve                                  150.0

                  Total                                                 $1,320.8
                                                                        ========

         In developing these budgetary options, the State placed priorities on the continued funding of governmental services that maintain the public health and safety and on meeting entitlement obligations. Cost savings measures taken to insure agency reversions of $356 million included placing a freeze on hiring and limiting non-essential purchasing and travel. Budgeted General Fund appropriations of $112 million for the Repair and Renovation Reserve were frozen, as have the following appropriations: HIPPA, $13.5 million; Contingency and Emergency, $4 million; Clean Water Management Trust Fund, $20.8 million; Mental Health Reform, $37.5 million. In the event these unexpended appropriations are not required to meet the shortfall, this freeze could be lifted and the funds used for their appropriated purposes.

         The Office of State Budget Management (OSBM) has reviewed all State Trust Funds, Special Revenue Funds and Internal Service Funds to determine whether excesses above the respective required funding levels of those funds exist in order to use these as additional funds. $80 million was identified as being available for transfer from the Highway Trust Fund to the General Fund. The State also suspended certain distributions to local government units of taxes related to the inventory tax, franchise utilities tax, piped natural gas tax, alcohol beverage tax and the homestead exemption.

         The State maintains the Savings Reserve for the Rainy Day Fund for emergency situations. The beginning balance of this reserve at July 1, 2001 was $157 million. The 2001 Session of the General Assembly directed the North Carolina State Controller to credit $181 million from the General Fund to the Savings Reserve. The State currently anticipates that, after other authorized reductions, approximately $313 million of the Savings Reserve could be available to balance the budget.

         In addition, on April 11, 2002, the State Budget Officer, on behalf of Governor Easley, directed the State Controller to escrow one-half of the April 15, 2002 payment to be received under the National Tobacco settlement. These funds (in the amount of $60,766,180) were otherwise designated for deposit to the trust funds created for tobacco farmers and allotment holders and for health programs under the plan enacted by the General Assembly for disbursement of settlement payments. The remaining half of the tobacco settlement payment was made to Golden Leaf Foundation (the foundation responsible for using a portion of the settlement payments to help communities in North Carolina injured by the decline of tobacco).

         The State is currently projecting a substantial shortfall, approaching $2.0 billion, in the enacted General Fund budget for the 2002-2003 fiscal year. Based on current economic forecasts, the State anticipates that it will continue to experience an under-realization of budgeted revenues and that Medicaid expenditures will continue to exceed budgeted appropriations. The State believes that in the event of such a shortfall, actions are available to the legislature and to the Governor that will assure that the State meets its constitutional mandate that the budget for each fiscal period be balanced. At the date hereof, the General Assembly had not adopted a revised budget for the 2002-2003 fiscal year to reduce expenditures, and it is uncertain when a revised budget would be adopted. Also, under consideration are a delay in certain tax reduction and sunset provisions and 1/2 cent local option sales tax increase.

The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. It is the opinion of the State's Treasurer that any adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et al. v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three-part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment. In Section Four, the trial court held that there are at-risk students who are not being provided with the equal opportunity to obtain a sound basic education and that the State, as opposed to the local boards of education, is responsible for correcting that deficiency in the State's system of education. The Court directed the State to take whatever action was necessary to assure that every class was taught by a competent teacher, that every school was led by a competent principal and that every school has the resources to support an effective instructional program so that every child will have the opportunity to obtain a sound basic education. The Court did not order any more specific relief or direct the State to expend additional resources on the schools. However, the court held that if additional resources were necessary to provide students with effective teachers, principals and programs, then the State was obligated to find those resources. In May 2002, the State filed an expedited appeal of Section Four of the judgment to the Supreme Court of North Carolina but did not request a stay of Section Four.

         2. N. C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The court ruled in favor of the plaintiffs on December 14, 2001.

         In the order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the court directed that the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

         The trial court also declared "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school systems for the purpose of supporting local school technology plans. The order requires state agencies to remit civil fines and penalties directly to the local boards of education in the county in which the violation leading to the payment occurs for use in the boards' discretion.

         Finally, the court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by state agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

         For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on this matter.

         3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

         The Adviser believes that the information summarized above described the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         South Carolina

The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of general fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of general fund revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 2001 expenditures exceeded revenues by $87.4 million and, as required by the above constitutional provisions, such amount was withdrawn from the General Reserve Fund to cover such shortfall. Accordingly, such withdrawal at year end left the General Reserve Fund balance at $60.5 million. In accordance with the provisions of the State Constitution, the General Reserve Fund must be restored within three years to its full funding amount of three percent (3%) of the State's Budgetary General Fund revenues for the latest completed fiscal year.

         The South Carolina General Assembly passed the Fiscal Year 2001-2002 Appropriations Act that enacted a balanced budget in the amount of $5,551.9 million with most of the new revenue being allocated to education.

         On October 18, 2001, the State Board of Economic Advisors reduced its Fiscal Year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the report of the State Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of four percent (4%) for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of Fiscal Year 2000-2001 allocations.

         On March 21, 2002, the State Board of Economic Advisors further reduced its Fiscal Year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the Fiscal Year 2001-2002 Appropriations Act contained approximately $16.5 million of appropriations for open-ended obligations which were required to be paid regardless of the revenue shortfall.

         The South Carolina General Assembly passed the Fiscal Year 2002-2003 Appropriations Act in the amount of $5,438.1 million which enacted a balanced budget for such fiscal year.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 2001, the State announced $5.278 billion in new and expanded economic development projects which added approximately 21,900 new jobs.

         In 2000, employment increased two and five-tenths percent (2.5%), while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for South Carolina in 2000 was three and nine-tenths percent (3.9%), while the unemployment rate in the United States was four percent (4%).

         A lawsuit, Ward v. State of South Carolina was filed as a class action suit arising from State action taken as result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891
(1989).

         In Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees.

         Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 which repealed the tax exemption for State retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State Retirement System. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of federal retirement benefits and damages in the form of repayment of taxes paid in prior years.

         In November, 2000, the South Carolina Supreme Court overturned a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. As a result of that ruling, Ward has been remanded to the trial court for further proceedings and as of the date hereof no decision has been rendered. Cross motions for summary judgment have been heard in the case and a ruling is pending. The State is pursuing its defense in Ward vigorously. The probability of a decision in Ward adverse to the State is not presently known. The State's latest estimated potential exposure in the event of an adverse decision in Ward is $100 million in refunds of previously paid taxes and $25 million annually in lost tax revenue in the future.

         Evans v. State of South Carolina. This action for breach of contract was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action. The South Carolina Supreme Court heard an appeal of the dismissal and reversed the trial court and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice.

         In light of the State Supreme Court's dismissal, the plaintiff elected to pursue an administrative remedy before the South Carolina Department of Revenue. The plaintiff's refund claim was denied and is now on appeal before an administrative law judge. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $25 million annually in lost tax revenue in the future.

         Wehle, et al. v. State of South Carolina. Two employees and an employer claiming that the South Carolina Retirement System wrongfully denied benefits to members of the South Carolina Retirement System and the Police Officer Retirement System filed this action in September, 2001. The plaintiffs allege that both Systems are over funded and have excess collections. The plaintiffs seek a declaratory judgment that a benefit was wrongfully denied and/or that excess contributions were collected and request that contributions be reduced in the future. The plaintiffs further seek a refund of over $2 billion to members and employers. The State believes that the Systems are providing retirement benefits and collecting contributions from employers and members in accordance with current State law. The State plans to vigorously defend its position.

         Abbeville County School District, et. al. v. The State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution, holding that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs have requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The court accepted the amended complaint. The State has filed a motion to dismiss the complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The State is pursuing its defense in Abbeville County School District vigorously. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State does not yet have an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The case is tentatively set for trial in May of 2003.

         In November, 2000, the State's electorate approved an amendment to the South Carolina Constitution to permit the implementation of a lottery. The amendment was ratified by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As ratified, revised Article XVII, Section 7 of the South Carolina Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder to be credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

         The lottery was initially projected to generate $150 million per year, net of operating expenses, for deposit into the Education Lottery Account. Through May 15, 2002, after approximately four months of operation, a total of $63 million, net of operating expenses, has been transferred to the Education Lottery Account, on gross sales of $257.8 million. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         Tennessee

         The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2001, the State of Tennessee's annual legal debt service limit of $534.7 million was well above the debt service required of $131.6 million, with a legal debt service margin of $403.1 million. Debt per capita equaled $189.78, and the ratio of net general long-term bonded debt to assessed property valuation was 1.39 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2001-02. For the past four years, Tennessee has used one-time revenues to balance its budget. Its reliance on non-recurring revenues to fund on-going budget expenses and its reliance on a narrow revenue stream have contributed to its budgetary problems. The

Governor has proposed a number of measures to address the State's current budgetary problems. At least three state's income tax proposals have been discussed while others have proposed expanding and increasing the State's sales tax and assessing a statewide property tax. Others have proposed radically reducing the size of state government. The debate on how best to address the budgetary problems has been heated, and only recently has the State passed legislation which attempts to address its budgetary problems. Currently, the Assembly has authorized utilizing a variety of reserve funds, some of which were already dedicated for other purposes. As a result of these issues and the lack of any long-term solution, the three rating agencies have downgraded the State's credit rating to AA.

         Against this backdrop, the State has not introduced any significant new initiatives but has attempted to produce improvements in the State's education program and its own internal operations. Improving efficiencies in state government has been a goal, and through improvement in technologies, the State has been recognized as being an emerging leader in e-government capabilities.

         The economic outlook for Tennessee remains generally favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last three years. This growth created 14,670 new jobs in Tennessee for the year ended June 2001. As of June 2001, the State's unemployment rate was 4.5% under the national average of 4.7%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2001.

         On July 4, 2002, Governor Don Sundquist signed into law a revenue bill raising an estimated $923,235,000 in new revenue during fiscal year 2002-2003. As provided by the Controller of the Treasury of the State of Tennessee, the revenue sources and estimated new revenue to be generated in FY 2002-2003 and FY 2003-2004 are:

---------------------------------------------------------------------------------------------------------------------
                              TAX CHANGE                                     FY 2002-2003           FY 2003-2004
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Decouple state excise tax from federal regulations                                 $50,000,000            $50,000,000
---------------------------------------------------------------------------------------------------------------------
Increase excise tax from 6% to 6.5%*,**                                             77,400,000             51,600,000
---------------------------------------------------------------------------------------------------------------------
Increase wholesale tax on cigarettes by 7-cents a pack*                             32,818,000             34,245,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on other tobacco products by 10%*                           678,500                708,000


---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on beer by 10%*                                           1,487,333              1,552,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on wine by 10%*                                             596,083                622,000
---------------------------------------------------------------------------------------------------------------------
Increase the wholesale tax on spirits by 10%*                                        2,172,542              2,267,000
---------------------------------------------------------------------------------------------------------------------
Increase sales tax as a result of including tax in retail price*                     2,643,000              2,750,000
---------------------------------------------------------------------------------------------------------------------
Coin operated amusement tax effective 9/01/02                                        3,375,000              4,050,000
---------------------------------------------------------------------------------------------------------------------
Impose sales tax on vending machine sales*                                          16,675,000             17,400,000
---------------------------------------------------------------------------------------------------------------------
Increase local business taxes by 50% with the state retaining the                   63,333,000             63,333,000
increase
---------------------------------------------------------------------------------------------------------------------
Increase single article cap from $1,600 to $3,200.  Increase taxed @                38,613,167             40,292,000
2.75%*
---------------------------------------------------------------------------------------------------------------------
Commercial vehicle registration fee changes effective 10/01/02                       8,101,000             10,814,000
---------------------------------------------------------------------------------------------------------------------
Increase professional privilege tax to $400 excluding state                         24,946,200             24,946,200
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
employees from tax
----------------------------------------------------------------------------------------------------------------------
Increase in state sales tax rate from 6% to 7% (1% increase excludes               600,395,833            626,500,000
food)*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Total estimated increase in state revenues                                        $923,234,658           $931,079,000
----------------------------------------------------------------------------------------------------------------------


         *  Effective date of implementation is July 15, 2002.

         ** Corporations whose business year is the calendar year will pay the increased excise tax beginning on September 2002 for the previous quarter creating additional revenue to the State in calendar year 2002, fiscal year 2002-2003.

         There is an increase in recurring state expenditures of $1,258,000 and an increase in one-time expenditures of $704,000 to implement the provisions of the bill. With the passage of the operating budget, 22,000 furloughed state employees are returning to work.

         The new revenue is appropriated as follows:

         .   $755 million will be used to fund services at last year's level;

         .   $40 million will be spent for pay raises beginning January 1, 2003;

         .   $20 million will be deposited into the State's Rainy Day Fund;

         .   $42.2 million will be used to restore certain grants;

         .   $28 million will be spent on capital maintenance;

         .   $2.5 million for boll weevil eradication grants;

         . An unspecified amount to compensate state employees who took vacation time while on furlough during the partial shutdown of State government;

         . $1.258 million to implement the new tax legislation, plus $704,000 in one-time expenditures;

         . $400,000 to fund a 15-member tax-study commission whose work is to be completed by July 1, 2004.

         The General Assembly of the State of Tennessee also passed legislation authorizing the issuance of $127,265,000 in General Obligation debt. The authorization includes:

         . $47,165,000 for general purpose capital improvements and capital maintenance;

         . $3,100,000 for improvements to state office buildings through the Facilities Revolving Fund and;

         . $77,000,000 to the Department of Transportation for various highway and other transportation funds.



         It should be noted that no bonds have been issued for transportation purposes in the past fifteen years. However, one cannot assume that this practice will continue in the future.

         Because of the recent enactment of the revenue bill, it is not clear what effect it will have on Tennessee business. It is also not clear whether the legislative enactments will provide long-term solutions to the State's budgetary issues.

         Texas

         The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self operating and the debt may be issued without specific legislative action.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2001, the State's debt service ratio was 1.90 percent compared to 2.03 percent the previous year.

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for only 9.9 percent of the State's economy, while high technology industries comprise nearly as large a segment with 9.2 percent of the Texas gross state product. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 82 percent of total nonfarm employment and 88 percent of employment growth over the past five years. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 2001 exceeded $108 billion, down slightly from $112 billion in 2001. Still Texas export trade has more than doubled in real terms since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho

Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing and communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Over the past ten years, Texas added more jobs than any other state (1.9 million), accounting for more than 12 percent of the nation's total job growth. As of February 2002, Texas employment growth year-to-year was averaging
2.1 percent, compared to 1.6 percent nationwide. Until 2001, the State's unemployment rate fell every year since 1992. In December 2000, the moving average unemployment rate had fallen to its lowest point since 1974, at 3.7 percent. The unemployment rate has since risen, and the Texas Workforce Commission estimates that the annual unemployment rate for 2001 was 4.9 percent and that the unemployment rate in 2002 will be 5.5 percent. Recent turmoil in the energy and telecommunications industries could cause the actual unemployment rate to exceed this percentage.

         Most new jobs created in the year ending February 2002 were in the goods producing sectors, including construction, manufacturing and mining. Over most of the past three years construction has been the State's fastest growing source of jobs among major Texas industries. It has gradually slowed, and although still maintaining a fairly rapid rate of growth, has given way to mining over the past year. Manufacturing, a significant component of job growth in previous years, has been affected by weak domestic and international markets and has suffered a net loss of jobs from February 2001 through January 2002. The loss in electronics employment alone accounted for 32 percent of the State's lost manufacturing jobs over the past year. For the twelve years prior to February 2002, 44 percent of the net new jobs added to Texas employment rolls were in the service-oriented sectors. Despite the recent increase in the rate of unemployment, it is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services.

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2000, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2001. Sales tax, accounting for over 54 percent of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor vehicle sales/rentals and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1997, 1998, 1999, 2000 and 2001, the general revenue fund contained a cash surplus of approximately $2.685 billion, $3.330 billion, $4.337 billion, $3.843 billion and $4.963 billion, respectively.

         Virginia

         Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. As of June 30, 2002, local government in the Commonwealth was comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995 and 2001 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. The General Fund balance fell by $661.2 million in fiscal year 2001, a decrease of 35.6 percent over fiscal year 2000. Tax revenues grew at a rate of
2.6 percent from fiscal 2000 to fiscal year 2001. Individual income and fiduciary tax revenue grew by 5.8 percent. Certain tax revenues experienced growth while others declined. Growth occurred in the form of a 3.2 percent increase in sales and use tax, and a 6.8 percent increase in premiums of insurance companies' tax. Declines occurred in Corporation Income Tax and Public Service Corporations Taxes by 35.7 percent and 10.3 percent, respectively. Overall revenue grew by 3.0 percent mainly in individual income tax revenues, and non-tax revenues grew by 13.7 percent. Overall expenditures grew at a rate of 9.4 percent in fiscal year 2001, compared to 9.8 percent in fiscal 2000. Individual and family service expenditures grew by $143.8 million, or 6.1 percent, while education expenditures grew by $266.8 million, or 6.8 percent. In addition, general government expenditures increased by $259.9 million or 32.1 percent.

         Of the June 30, 2001 balance, $715.6 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. The fiscal year 2002 contribution of $187.1 million to the Revenue Stabilization Fund is also reserved, while the appropriated amount is $163.1 million. In addition, $201.0 million was designated for reappropriation in fiscal year 2002. Thus, in total, $902.7 million was reserved or designated within the June 30, 2001 General Fund balance for the Revenue Stabilization Fund.

         In 2000, the Commonwealth ranked 12/th/ in population among the 50 states. The Commonwealth's 2000 population was approximately 7,078,515. According to the U.S. Department of Commerce, Bureau of Economic Analysis, the 2000 per capita income for the Commonwealth was $31,162. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.2% in 2000 compared to 4.0% nationally. Assessed value of locally taxed property exceeded $450 billion in 1999 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the

"VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 and 2001. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         The General Assembly approves a biannual budget for the Commonwealth. On December 19, 2001, Governor Gilmore presented the 2002 Budget Bill (House Bill 30/Senate Bill 30) for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs, including Medicaid utilization and inflation, the Comprehensive Services Act, increased foster care and adoption payments, indigent care at academic health centers, and mental health facilities. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reductions for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

         On January 22, 2002, Governor Warner submitted executive amendments to the 2002 Budget Bill presented by his predecessor. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of nongeneral fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until FY 2005, and increasing the across-the-board cuts to seven percent in FY 2003 and eight percent in FY 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

         The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill will become effective on July 1, 2002 as Chapter 899, 2002 Acts of Assembly ("2002 Appropriation Act").

         While the information regarding the Commonwealth is presented as of the latest dates for which official information was available, the consequences of the general economic downturn that began in the spring of 2001 and the acceleration thereof that occurred as a result of the events of September 11, 2001 to employment in and the economy of the Commonwealth are not fully reflected in the data or discussion presented herein and such consequences are of indeterminate duration.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

             APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of July 5, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record ("R") or is known by the Trust to own beneficially ("B") 5% or more of any class of a Fund's outstanding shares) are shown below.

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of      % of
         Fund/Class              Type              Registration Address               Owned             Class     Fund
-------------------------------------------------------------------------------------------------------------------------
                                                  Asset Allocation Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      SEAFIRST BANK                              7,214,561.30         67.31%    38.41%
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 10,047.26          6.89%     0.05%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE             70,342.56         48.30%     0.37%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      STUART K COLONNA TTEE                          9,168.90          6.29%     0.05%
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                         1,919,400.68         93.51%    10.22%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                       1.73        100.00%     0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
                                                Nations Bond Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      COBATCO C/O SYNOVUS TRUST CO                 273,384.92          7.10%     0.12%
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 39,885.12         16.61%     0.02%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares            % of      % of
         Fund/Class              Type              Registration Address               Owned                Class     Fund
-------------------------------------------------------------------------------------------------------------------------
                                              Asset Allocation Fund

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      SUMMERVILLE PEDIATRICS PA                     22,443.77          9.34%     0.01%
                                          PROFIT SHARING PLAN
                                          312 MIDLAND PARKWAY
                                          SUMMERVILLE SC 29485-8114

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   12,376,491.74          5.40%     5.26%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       205,831,734.70         89.82%    87.55%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                       1.05        100.00%     0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
                                               California Bond Fund

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 57,476.42         11.74%     0.19%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W73-045080                        27,522.74          5.62%     0.09%
                                          STEG MFG CO
                                          2448 A HAMPTON DR
                                          VALENCIA CA 91355

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W75-610682                        33,923.05          6.93%     0.11%
                                          DENNIS REN YEON WONG
                                          1262 TAINAN PL
                                          SAN JOSE CA 95131

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W78-051900                        70,792.35         14.46%     0.24%
                                          FLORA R FERGUSON, L ROSS TTEE
                                          TR A (THE FERGUSON SURVIVOR
                                          TRUST), U/A 4/24/79
                                          6975 VERDES RIDGE
                                          RANCHO PALOS VERDES CA 90275

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W79-059218                        33,732.75          6.89%     0.11%
                                          DORMAN TRUST
                                          JOHN C DORMAN
                                          U/A 04/21/1998
                                          328 20TH STREET
                                          SANTA MONICA CA 90402

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-075507                        28,614.79          5.84%     0.10%
                                          JOSE L MAZON
                                          NORMA MAZON
                                          1293 GAYWOOD ST
                                          SAN DIEGO CA 92154

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-168971                        35,745.66          7.30%     0.12%
                                          DUKEE KWON
                                          HEE CHOUL KWON
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          22545 SKYLINE DR
                                          YORBA LINDA CA 92887

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        8,287,869.25        99.99%  27.60%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                          California Tax-Exempt Reserves

-------------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC           63,120,306.83        16.08%   2.75%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE              315,930,577.87        80.49%  13.76%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-------------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC           98,304,898.23        30.92%   4.28%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                       85,000,000.00        26.73%   3.70%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Capital                            R      CHARLES H & LINDA F BRANDES TTEES        19,715,017.91         6.20%   0.86%
                                          BRANDES FAMILY TRUST DATED 10/1/98
                                          P.O. BOX 535
                                          RANCHO SANTA FE CA 92067

-------------------------------------------------------------------------------------------------------------------------
Capital                            B      SJC CAPITAL LLC                          67,859,161.17        21.34%   2.96%
                                          P O BOX 3131
                                          RANCHO SANTA FE CA 92067

-------------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE              810,408,352.10        99.94%  35.30%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-------------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC            4,852,090.94        99.99%   0.21%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------------
 Investor                           B     BANC OF AMERICA SECURITIES LLC          119,310,028.08        32.79%   5.20%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE              240,588,454.28         66.13%  10.48%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W80-004251                            1.21         10.79%   0.00%
                                          DUKEE KWON
                                          22545 SKYLINE DR.
                                          YORBA LINDA CA 92887

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R      STEPHENS INC                                     10.00         89.20%   0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      STEPHENS INC                                     10.00        100.00%   0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC            2,358,550.04         99.99%   0.10%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------------
Market                             R      STEPHENS INC                                     25.08        100.00%   0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Service                            R      STEPHENS INC                                     25.08        100.00%   0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                      360,333,022.61         89.26%  15.69%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                                Capital Growth Fund


-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERCANTILE SAFE DEP & TRUST CO              279,139.81          5.24%   0.56%
                                          TTEE CASE COMMUNICATIONS DEFINED
                                          BENEFIT PLAN A/C# 3400306
                                          U/A DTD 05/28/1984
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090

-------------------------------------------------------------------------------------------------------------------------
 Investor C                         R     NFSC FEBO # AK3-975494                       39,574.45          5.67%   0.08%
                                          WILLIAM ASHER
                                          15490 VENTURA BLVD # 210
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares        % of        % of
         Fund/Class              Type              Registration Address               Owned            Class       Fund
-----------------------------------------------------------------------------------------------------------------------
                                          SHERMAN OAKS CA 91403

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-106100                        36,222.32       5.19%     0.07%
                                          BRUCE CROUCH TTEE
                                          BRUCE CROUCH TRUST
                                          U/A 12/6/89
                                          PO BOX 1390
                                          SUNSET BEACH CA 90742

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        36,971,053.35      97.96%    73.67%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307
-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                       1.66     100.00%     0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
                                                  Cash Reserves

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC         2,010,829,897.18      24.63%     2.52%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA                          781,240,000.00       9.57%     0.98%
                                          ATTN ROSEMARY ZUMBO
                                          CA4-704-05-21
                                          2000 CLAYTON RD 5TH FL
                                          CONCORD CA 94520-3275

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      HARE & CO, BANK OF NEW YORK              495,884,824.02       6.07%     0.62%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE               753,258,248.28       9.22%     0.94%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA NA AGENT FBO           2,815,664,860.75      34.49%     3.53%
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANK OF AMERICA SWP DISBURSEMENT NC      452,000,000.00       5.53%     0.57%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA LLC                    5,595,887,345.84      15.05%     7.01%
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares        % of      % of
         Fund/Class              Type              Registration Address               Owned            Class     Fund
----------------------------------------------------------------------------------------------------------------------
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

----------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA LLC                    6,096,657,607.03     16.40%      7.64%
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

----------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC         4,749,337,028.50     12.77%      5.95%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

----------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                     3,951,201,487.34     10.63%      4.95%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

----------------------------------------------------------------------------------------------------------------------
Capital                            B      THE BANK OF NEW YORK                   2,749,500,000.00      7.39%      3.45%
                                          AS AGENT FOR ITS SECURITIES
                                          LENDING CUSTOMERS
                                          32 OLD SLIP 15TH FL
                                          NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL FOR THE             5,084,438,315.03     38.13%      6.37%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------------
Daily                              B      NATIONAL FINANCIAL SERVICES CORP       6,076,942,825.17     45.57%      7.62%
                                          FBO OF OUR EXCULSIVE CUSTOMERS
                                          ATTN MUTUAL FUND DEPT-5 TH FLR
                                          ONE WORLD FINANCIAL CENTER
                                          200 LIBERTY ST FL FLR
                                          NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------------
Daily                              B      BANK OF AMERICA NA AGENT FBO           1,027,000,000.00      7.70%      1.29%
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

-----------------------------------------------------------------------------------------------------------------------
Institiutional                     B      BANK OF AMERICA NA                       870,140,333.35     22.11%      1.09%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC         2,074,075,666.49     52.70%      2.60%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------------
Institutional                      B      HARE & CO, BANK OF NEW YORK              225,579,656.99      5.73%      0.28%
                                          ATTN STIF/MASTER NOTE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares        % of       % of
         Fund/Class              Type              Registration Address               Owned            Class      Fund
-----------------------------------------------------------------------------------------------------------------------
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------------
Institutional                      B      SILICON VALLEY BANK                      665,871,821.97      16.92%     0.83%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

-----------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC           671,144,206.26      14.00%     0.84%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------------
Investor                           B      HARE & CO, BANK OF NEW YORK              289,231,848.98       6.03%     0.36%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE               847,070,536.55      17.67%     1.06%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------------
Investor                           B      SILICON VALLEY BANK                    2,412,919,503.72      50.35%     3.02%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      NATIONAL FINANCIAL FOR THE               373,883,212.19      86.97%     0.47%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANC OF AMERICA SECURITIES LLC               965,505.23      32.60%     0.00%
                                          209-06330-13 NC1-004-03-06
                                          200 NORTH COLLEGE ST 3rd FL
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      NFSC FEBO # W26-086770                       164,094.01       5.54%     0.00%
                                          COMBONI SISTERS US MISSIONARY
                                          SECRETARIAT
                                          1307 LAKESIDE AVE
                                          RICHMOND VA 23228

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W52-048305                       202,757.21       6.84%     0.00%
                                          CATHERINE R BECK
                                          RICHARD BECK
                                          3214 W 101 STREET
                                          LEAWOOD KS 66206

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W79-107433                       200,202.11       6.76%     0.00%
                                          THOMAS L LARRY
                                          SUZANNE M LARRY
                                          243 HILLVIEW DR
                                          GOLETA CA 93117

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares        % of      % of
         Fund/Class              Type              Registration Address               Owned            Class     Fund
-----------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC         1,403,637,000.21      89.95%    1.76%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    3,810,000,000.00      97.76%    4.77%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Marsico                            B      SUNSTONE FINANCIAL GROUP INC AS AGT       21,908,506.83      99.99%    0.03%
                                          FOR MARISCO FUNDS INC
                                          803 W MICHIGAN ST SUITE A
                                          MILWAUKEE WI 53233-2301

-----------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC      873,000,000.00      88.82%    1.09%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                     5,115,011,947.72      93.92%    6.41%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
                                                Classic Value Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                303,878.51      15.92%    0.76%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                334,648.84       8.44%    0.83%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                807,639.53      18.71%    2.02%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        29,381,824.58      98.37%   73.31%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                Ownership                                             Account Shares     % of      % of
            Fund/Class            Type               Registration Address                 Owned          Class     Fund

-------------------------------------------------------------------------------------------------------------------------
                                           Convertible Securities Fund

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B          MERRILL LYNCH, PIERCE, FENNER             460,984.62       27.75%    0.90%
                                              & SMITH INC FOR THE SOLE BENEFIT
                                              OF ITS CUSTOMERS
                                              ATTENTION SERVICE TEAM
                                              4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                              JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B          STATE STREET BANK & TRUST CO TTEE         119,609.03        7.20%    0.23%
                                              FBO COASTGEAR & COMPANY
                                              ATTN: KEVIN SMITH
                                              105 ROSEMONT AVE
                                              WESTWOOD MA 02090

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B          BANK OF AMERICA NA                     18,283,043.95       89.99%   35.56%
                                              ATTN FUNDS ACCOUNTING (ACI)
                                              TX1-945-08-18
                                              411 NORTH AKARD ST
                                              DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B          NATIONS BOND FUND                       1,604,979.02        7.90%    3.12%
                                              ATTN DEL LUCAS
                                              101 S TRYON ST
                                              NC1-002-12-01
                                              CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------------------------
                                                  Emerging Markets Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B          A G EDWARDS & SONS INC FBO                 21,953.90        5.85%    0.82%
                                              OPTIK GROUP LLC
                                              A/C 0793-026358
                                              ONE NORTH JEFFERSON
                                              ST LOUIS MO 63103-2287

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B          CHARLES SCHWAB & CO INC                   138,168.09       36.84%    5.17%
                                              SPECIAL CUSTODY ACCOUNT
                                              FOR BENEFIT OF CUSTOMERS
                                              ATTN MUTUAL FUNDS
                                              101 MONTGOMERY STREET
                                              SAN FRANCISCO CA 94104

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R          NFSC FEBO  # W52-693553                     1,476.83        5.01%    0.06%
                                              JOSEPH JAMES MULVANEY
                                              P O BOX 4703
                                              DES MOINES IA 50306

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R          NFSC FEBO  # W77-379344                     3,279.12       11.14%    0.12%
                                              JULIE B WARD
                                              353 D AVE
                                              LAKE OSWEGO OR 97034

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R          NFSC FEBO  # W77-471771                     2,219.63        7.54%    0.08%
                                              LAWSON LIVING TR
                                              ROBERT LAWSON
                                              U/A 03/13/1995
                                              1610 SW BROADWAY
                                              PORTLAND OR 97201

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B          BANK OF AMERICA NA                      1,624,895.41       79.03%   60.74%
                                              ATTN FUNDS ACCOUNTING (ACI)
                                              TX1-945-08-18
                                              411 NORTH AKARD ST

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                Ownership                                             Account Shares     % of      % of
            Fund/Class            Type         Registration Address                        Owned         Class     Fund

-------------------------------------------------------------------------------------------------------------------------
                                             DALLAS TX  75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B         NATIONS FUNDS TRUST                         270,247.13      13.14%   10.10%
                                             LIFEGOAL GROWTH PORTFOLIO
                                             ATTN BRIAN SMITH NC1-002-33-31
                                             101 SOUTH TRYON ST
                                             CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R         STEPHENS INC                                      2.43     100.00%    0.00%
                                             NATIONS RESERVE RIC
                                             111 CENTER STREET
                                             LITTLE ROCK AR  72201

-------------------------------------------------------------------------------------------------------------------------
                                                Financial Services Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R         JOHN W ZIMMERMAN &                            3,948.75      17.37%    0.69%
                                             MARY T ZIMMERMAN JTWROS
                                             809 CASTLE FOREST CT
                                             BALLWIN MO 63021

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R         NFSC FEBO  # W38-619981                       6,182.58      27.20%    1.08%
                                             NFS/FMTC IRA
                                             FBO RICHARD V FOLEA SR
                                             P O BOX 1130
                                             LUSBY MD 20657

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R         NFSC FEBO  # W53-060453                       2,490.29      10.95%    0.44%
                                             NFS/FMTC IRA
                                             FBO DAN R COLE
                                             430 BLANCHE DR
                                             ST CHARLES  MO 63303

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R         NFSC FEBO  # W76-073059                       5,399.57      23.76%    0.95%
                                             NFS/FMTC ROLLOVER IRA
                                             FBO JACK C STEPHENS
                                             2733 WESTVILLE TRAIL
                                             COOL  CA 95614

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R         NFSC FEBO  # W77-422290                       1,490.17       6.55%    0.26%
                                             PAVEL HRMAAPT F234
                                             2455 GEORGE WASHINGTON WAY
                                             RICHLAND  WA 99352

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R         NFSC FEBO  # 010-903060                       2,295.97       7.96%    0.40%
                                             NFS/FMTC IRA
                                             FBO DANIEL ROY SWEARINGEN
                                             14444 SE US HIGHWAY 301
                                             SUMMERFIELD FL 34491

-------------------------------------------------------------------------------------------------------------------------
Investor B                         B         NFSC FEBO  # W19-075787                       2,049.18       7.11%    0.36%
                                             INVERSIONES MAQUI LTD
                                             4103 CARRIAGE DR APT H2
                                             POMPANO BEACH  FL 33069

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R         NFSC FEBO  # W61-066508                       3,245.62      11.26%    0.57%
                                             LESLIE C DUNCAN TTEE
                                             LESLIE C DUNCAN TRUST
                                             U/A 3/3/95
                                             14621 HIGHLAND HARBOUR COURT
                                             FORT MYERS FL 33908

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R         NFSC FEBO  # W62-142166                       2,631.58       9.13%    0.46%
                                             JOSEPH VON HEDRICH
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares      % of          % of
         Fund/Class          Type          Registration Address                           Owned           Class         Fund

------------------------------------------------------------------------------------------------------------------------------
                                           2 OLD KINGS RD N
                                           PALM COAST FL 32137

------------------------------------------------------------------------------------------------------------------------------
Investor B                     R           NFSC FEBO # W62-161144                        1,887.76         6.55%         0.33%
                                           NFS/FMTC ROLLOVER IRA
                                           FBO LAURINE FOWLER
                                           PO BOX 353973
                                           PALM COAST FL 32135

------------------------------------------------------------------------------------------------------------------------------
Investor B                     R           NFSC FEBO # W74-119547                        2,868.07         9.95%         0.50%
                                           SON DU LAM
                                           NHAN Q LAM
                                           52 MARBLEHEAD LN
                                           NOVATO  CA 94949

------------------------------------------------------------------------------------------------------------------------------
Investor B                     R           NFSC FEBO # W78-052850                        3,371.87        11.69%         0.59%
                                           NFS/FMTC IRA
                                           FBO JOHN OLCESE
                                           41775 NAVARRE CT
                                           PALM DESERT CA 92260

------------------------------------------------------------------------------------------------------------------------------
Investor B                     R           NFSC FEBO # W82-142450                        2,430.13         8.43%         0.43%
                                           DAVID PARRI
                                           PO BOX 94077
                                           TUCSON AZ 85733

------------------------------------------------------------------------------------------------------------------------------
Investor C                     R           A G EDWARDS & SONS INC C/F                    2,004.11        45.50%         0.35%
                                           CHARLES F HECK
                                           ROLLOVER IRA ACCOUNT
                                           816 RENDERER
                                           WARSON WOODS MO 63122-1646

------------------------------------------------------------------------------------------------------------------------------
Investor C                     R           A G EDWARDS & SONS INC C/F                      978.92        22.22%         0.17%
                                           JOHN G LAMBRECHT
                                           IRA ACCOUNT
                                           3420 WILKINSON WOODS DR
                                           SARASOTA FL 34231-8663

------------------------------------------------------------------------------------------------------------------------------
Investor C                     B           NFSC FEBO # W19-660051                        1,420.04        32.24%         0.25%
                                           MAN CON INCORPORATED TTEE
                                           PROFIT SHARING PLAN & TRUST
                                           3460 SW 11TH ST
                                           DEERFIELD BCH FL 33442

------------------------------------------------------------------------------------------------------------------------------
Primary A                      B           BACAP ALTERNATIVE ADVISORS INC              500,555.00        97.24%        87.72%
                                           ATTN BRIAN SMITH
                                           NC1-002-12-01
                                           101 S TRYON ST
                                           CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------------
                                           Florida Intermediate Bond Fund

------------------------------------------------------------------------------------------------------------------------------
Investor A                     R           NFSC FEBO # W19-124273                       64,045.95         7.01%         0.29%
                                           ELIZABETH M GEDDES
                                           GORDON L GEDDES
                                           7311 PIMLICO LN
                                           PARKLAND FL 33067

------------------------------------------------------------------------------------------------------------------------------
Investor B                     B           MERRILL LYNCH, PIERCE, FENNER                44,953.49         6.73%         0.21%
                                           & SMITH INC FOR THE SOLE BENEFIT
                                           OF ITS CUSTOMERS
                                           ATTENTION SERVICE TEAM
                                           4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                           JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares    % of      % of
         Fund/Class          Type          Registration Address                           Owned         Class     Fund

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Investor C                     B      DONALDSON LUFKIN JENRETTE                        34,304.51       14.46%    0.16%
                                      SECURITIES CORPORATION INC.
                                      P. O. BOX 2052
                                      JERSEY CITY, NJ 07303-9998

------------------------------------------------------------------------------------------------------------------------
Investor C                     B      MERRILL LYNCH, PIERCE, FENNER                    99,609.88       42.00%    0.46%
                                      & SMITH INC FOR THE SOLE BENEFIT
                                      OF ITS CUSTOMERS
                                      ATTENTION SERVICE TEAM
                                      4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                      JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------------
Investor C                     R      NFSC FEBO # W16-038695                          37,944.14       16.00%    0.17%
                                      ARNOLD P ROSEN
                                      MURIEL S ROSEN
                                      NANCY R SCHAFFEL
                                      9999 COLLINS AVE APT 18B
                                      BAL HARBOR FL 33154

------------------------------------------------------------------------------------------------------------------------
Investor C                     R      NFSC FEBO # W67-678635                           14,117.97        5.95%    0.06%
                                      CARL N TASEFF
                                      LUCILLE C TASEFF
                                      2548 BAY POINTE DR
                                      WESTON FL 33327

------------------------------------------------------------------------------------------------------------------------
Primary A                      B      BANK OF AMERICA NA                           19,949,116.46       99.75%   91.44%
                                      ATTN FUNDS ACCOUNTING (ACI)
                                      TX1-945-08-18
                                      411 NORTH AKARD ST
                                      DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------------
                                            Florida Bond Fund

------------------------------------------------------------------------------------------------------------------------
Investor C                     B      MERRILL LYNCH, PIERCE, FENNER                    17,184.15       40.31%    0.13%
                                      & SMITH INC FOR THE SOLE BENEFIT
                                      OF ITS CUSTOMERS
                                      ATTENTION SERVICE TEAM
                                      4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                      JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------------
Investor C                     R      NFSC FEBO # W65-141259                           10,040.50       23.55%    0.08%
                                      MARVIN L PALES
                                      637 GREEN COVE TERRACE
                                      UNIT 133
                                      ALTAMONTE SPRINGS FL 33714

------------------------------------------------------------------------------------------------------------------------
Investor C                     R      RAYMOND JAMES & ASSOC INC                        15,075.38       35.36%    0.12%
                                      FBO PARMER,FW&A
                                      BIN# 50100337
                                      880 CARILLON PKWY
                                      ST PETERSBURG FL 33716

------------------------------------------------------------------------------------------------------------------------
Primary A                      B      BANK OF AMERICA NA                            7,352,793.32       99.99%   57.13%
                                      ATTN FUNDS ACCOUNTING (ACI)
                                      TX1-945-08-18
                                      411 NORTH AKARD ST
                                      DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------------
                                      Georgia Intermediate Bond Fund

------------------------------------------------------------------------------------------------------------------------
Investor A                     B      FIRST CLEARING CORPORATION                      168,353.92       11.99%    0.99%
                                      A/C 5941-4811
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares    % of      % of
         Fund/Class          Type          Registration Address                           Owned         Class     Fund

------------------------------------------------------------------------------------------------------------------------
                                          LYLES W SANDERS &
                                          MARY C SANDERS JT/WROS
                                          2305 WELTON PL
                                          DUNWOODY GA 30338-5344

------------------------------------------------------------------------------------------------------------------------
Investor A                   R            NFSC FEBO  # W14-004162                      95,127.11       6.77%    0.56%
                                          ALICE HINTON RAY
                                          P O BOX 415
                                          DACULA GA 30019

------------------------------------------------------------------------------------------------------------------------
Investor A                   R            NFSC FEBO # W14-086592                       80,335.08       5.72%    0.47%
                                          JAMES T WILLOUGHBY
                                          451 CHESTNUT HILL RD
                                          MARIETTA  GA 30064

------------------------------------------------------------------------------------------------------------------------
Investor B                   B            FIRST CLEARING CORPORATION                  254,882.29      20.19%    1.49%
                                          A/C 2110-7902
                                          DERST INVESTMENTS LP
                                          258 VARN DR
                                          SAVANNAH GA 31405-5469

------------------------------------------------------------------------------------------------------------------------
Investor C                   B            MERRILL LYNCH, PIERCE, FENNER                22,137.91       7.99%    0.13%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION  SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------------
Investor C                   R            NFSC FEBO # N23-542849                       18,433.18       6.65%    0.11%
                                          ANNA L BROOKINS
                                          3214 MARICOPA DR
                                          COLUMBUS GA 31907

------------------------------------------------------------------------------------------------------------------------
Investor C                   R            NFSC FEBO # W14-005215                       18,578.15       6.70%    0.11%
                                          ROBERT NETOLICKA
                                          MARIA D KITTEL NETOLICKA
                                          340 PINE VALLEY ROAD
                                          MARIETTA GA 30067

------------------------------------------------------------------------------------------------------------------------
Investor C                   R            NFSC FEBO # W14-132438                       79,694.02      28.77%    0.47%
                                          AARON F PASS
                                          LYNNELL L PASS
                                          4921 HOLLAND VIEW DRIVE
                                          FLOWERY BRANCH  GA 30542

------------------------------------------------------------------------------------------------------------------------
Investor C                   R            NFSC FEBO # W14-652571                       50,561.43      18.25%    0.30%
                                          LETTY C CAGLE
                                          DOUGLAS CAGLE
                                          APT 318 8592 ROSWELL RD
                                          ATLANTA GA 30350

------------------------------------------------------------------------------------------------------------------------
Investor C                   R            PAINEWEBBER FOR THE BENEFIT OF               18,309.37       6.61%    0.11%
                                          KAY S COLLINS
                                          1512 NORTH CHENEY DR
                                          VIDALIA GA 30474-4322

------------------------------------------------------------------------------------------------------------------------
Primary A                    B            BANK OF AMERICA NA                       14,122,322.85      99.98%   82.75%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares    % of      % of
         Fund/Class          Type          Registration Address                           Owned         Class     Fund

------------------------------------------------------------------------------------------------------------------------

                                                Global Value Fund

------------------------------------------------------------------------------------------------------------------------
Investor A                     B      MERRILL LYNCH, PIERCE, FENNER                     2,389,225.38   50.59%   13.50%
                                      & SMITH INC FOR THE SOLE BENEFIT
                                      OF ITS CUSTOMERS
                                      ATTENTION SERVICE TEAM
                                      4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                      JACKSONVILLE FL  32246

------------------------------------------------------------------------------------------------------------------------
Investor A                     B      PAINEWEBBER FOR THE BENEFIT OF                      293,367.08    6.21%    1.66%
                                      FRANK STABILE
                                      84 PASCAL LN
                                      AUSTIN TX 78746-2552

------------------------------------------------------------------------------------------------------------------------
Investor B                     B      MERRILL LYNCH, PIERCE, FENNER                       562,555.87   30.72%    3.18%
                                      & SMITH INC FOR THE SOLE BENEFIT
                                      OF ITS CUSTOMERS
                                      ATTENTION SERVICE TEAM
                                      4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                      JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------------
Investor C                     B      MERRILL LYNCH, PIERCE, FENNER                     1,682,660.68   34.94%    9.51%
                                      & SMITH INC FOR THE SOLE BENEFIT
                                      OF ITS CUSTOMERS
                                      ATTENTION SERVICE TEAM
                                      4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                      JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------------
Primary A                      B      BANK OF AMERICA NA                                4,441,086.66   70.03%   25.10%
                                      ATTN FUNDS ACCOUNTING (ACI)
                                      TX1-945-08-18
                                      411 NORTH AKARD ST
                                      DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------------
Primary A                      B      DONALDSON LUFKIN JENRETTE                         1,107,027.73   17.45%    6.26%
                                      SECURITIES CORPORATION INC.
                                      P. O. BOX 2052
                                      JERSEY CITY, NJ 07303-9998

------------------------------------------------------------------------------------------------------------------------
                                           Government Reserves

------------------------------------------------------------------------------------------------------------------------
Advisor                        B      BANC OF AMERICA SECURITIES LLC                  648,499,011.43   63.30%   12.66%
                                      OMNIBUS ACCT FOR THE EXCLUSIVE
                                      BENEFIT OF OUR CLIENTS
                                      NC1-004-03-06
                                      200 N COLLEGE STREET 3rd FLOOR
                                      CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------
Advisor                        B      NATIONAL FINANCIAL FOR THE                      263,021,451.60   25.67%    5.13%
                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                      200 LIBERTY ST
                                      1 WORLD FINANCIAL CTR
                                      ATTN MUTUAL FUNDS 5TH FLR
                                      NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------------
Capital                        B      BANC OF AMERICA SECURITIES LLC                  917,203,606.14   60.16%   17.90%
                                      OMNIBUS ACCT FOR THE EXCLUSIVE
                                      BENEFIT OF OUR CLIENTS
                                      NC1-004-03-06
                                      200 N COLLEGE STREET 3rd FLOOR
                                      CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares    % of      % of
         Fund/Class          Type          Registration Address                           Owned         Class     Fund

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Capital                       B          HARTFORD LIFE INSURANCE CO                  140,267,554.12    9.20%    2.74%
                                         SERIES II WAMCO FIXED INCOME
                                         MORTGAGE BACKED DIVISION
                                         ATTN JOHN PADDEN
                                         200 HOPMEADOW ST A-3
                                         SIMSBURY CT 06089

------------------------------------------------------------------------------------------------------------------------
Capital                       B          LONE STAR TECHNOLOGIES INC                  134,544,583.09    8.82%    2.63%
                                         ATTN CHARLES J KESZLER
                                         PO BOX 803546
                                         DALLAS TX 75380-3546

------------------------------------------------------------------------------------------------------------------------
Daily                         B          NATIONAL FINANCIAL FOR THE                  310,914,850.31   99.45%    6.07%
                                         EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         200 LIBERTY ST
                                         1 WORLD FINANCIAL CTR
                                         ATTN MUTUAL FUNDS 5TH FLR
                                         NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------------
Institutional                 B          BANC OF AMERICA SECURITIES LLC               94,013,247.23   79.92%    1.84%
                                         OMNIBUS ACCT FOR THE EXCLUSIVE
                                         BENEFIT OF OUR CLIENTS
                                         NC1-004-03-06
                                         200 N COLLEGE STREET 3rd FLOOR
                                         CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------
Institutional                 B          BANK OF AMERICA NA                           23,612,431.60   20.07%    0.46%
                                         ATTN FUNDS ACCOUNTING (ACI)
                                         TX1-945-08-18
                                         411 NORTH AKARD ST
                                         DALLAS TX  75201-3307

------------------------------------------------------------------------------------------------------------------------
Investor                      B          BANC OF AMERICA SECURITIES LLC              281,438,219.24   30.03%    5.49%
                                         OMNIBUS ACCT FOR THE EXCLUSIVE
                                         BENEFIT OF OUR CLIENTS
                                         NC1-004-03-06
                                         200 N COLLEGE STREET 3rd FLOOR
                                         CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------
Investor                      B          NATIONAL FINANCIAL FOR THE                  617,066,688.52   65.85%   12.04%
                                         EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         200 LIBERTY ST
                                         1 WORLD FINANCIAL CTR
                                         ATTN MUTUAL FUNDS 5TH FLR
                                         NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------------
Investor A                    B          NATIONAL FINANCIAL FOR THE                    5,710,146.91   82.16%    0.11%
                                         EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                         200 LIBERTY ST
                                         1 WORLD FINANCIAL CTR
                                         ATTN MUTUAL FUNDS 5TH FLR
                                         NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------------
Investor A                    B          TWINSTAR INVESTMENTS LP                         401,818.02    5.78%    0.01%
                                         58 BROAD STREET RD
                                         103 SABOT PARK
                                         MANAKIN SABOT VA 23103

------------------------------------------------------------------------------------------------------------------------
Investor B                    B          DEAN WITTER FOR THE BENEFIT OF                  358,098.16   17.64%    0.01%
                                         CARYL S BERNSTEIN
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           Ownership                                                  Account Shares    % of      % of
         Fund/Class          Type          Registration Address                           Owned         Class     Fund

------------------------------------------------------------------------------------------------------------------------
                                        PO BOX 250 CHURCH STREET STATION
                                        NEW YORK, NY 10008-0250

------------------------------------------------------------------------------------------------------------------------
Investor B                   B          DEAN WITTER FOR THE BENEFIT OF                  265,399.28      13.07%    0.01%
                                        GEORGE K BERNSTEIN TRUST
                                        PO BOX 250 CHURCH STREET STATION
                                        NEW YORK, NY 10008-0250

------------------------------------------------------------------------------------------------------------------------
Investor B                   R          NFSC FEBO  # W67-626333                         385,909.93      19.01%    0.01%
                                        CARLOS EXPOSITO
                                        40 NW 124 AVE
                                        MIAMI  FL 33182

------------------------------------------------------------------------------------------------------------------------
Investor C                   R          NFSC FEBO  # W65-140643                         983,403.85      99.99%    0.02%
                                        THE JOHNNIE EILEEN CORDELL BREED
                                        JOHNNIE C BREED TTEE
                                        C/O TRANSCOR INC.
                                        7758 BAYMEADOWS WAY STE 108
                                        JACKSONVILLE FL 32256

------------------------------------------------------------------------------------------------------------------------
Liquidity                    B          BANC OF AMERICA SECURITIES LLC               99,823,062.35      62.61%    1.95%
                                        OMNIBUS ACCT FOR THE EXCLUSIVE
                                        BENEFIT OF OUR CLIENTS
                                        NC1-004-03-06
                                        200 N COLLEGE STREET 3rd FLOOR
                                        CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------------
Liquidity                    B          BANK OF AMERICA SWP DISBURSEMENT NC          33,000,000.00      20.70%    0.64%
                                        BANK OF AMERICA SWEEP/AUTOBORROW
                                        FIRST CITIZENS BLDG
                                        128 S TRYON ST  NC1-006-08-03
                                        CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------------
Liquidity                    B          QUINTANA MINERALS CORP                        9,065,000.23       5.68%    0.18%
                                        601 JEFFERSON SUITE 3600
                                        HOUSTON TX 77002

------------------------------------------------------------------------------------------------------------------------
Liquidity                    B          WRANGLER HOLDINGS LLC                        12,310,268.27       7.72%    0.24%
                                        ATTN ROBERT CHAMBERS
                                        300 CRESCENT COURT STE 1000
                                        DALLAS TX 75201

------------------------------------------------------------------------------------------------------------------------
Market                       B          BANK OF AMERICA SWP DISBURSEMENT NC         577,000,000.00      99.99%   11.26%
                                        BANK OF AMERICA SWEEP/AUTOBORROW
                                        FIRST CITIZENS BLDG
                                        128 S TRYON ST  NC1-006-08-03
                                        CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------------
Service                      B          BANK OF AMERICA SWP DISBURSEMENT NC          42,000,000.00      99.99%    0.82%
                                        BANK OF AMERICA SWEEP/AUTOBORROW
                                        FIRST CITIZENS BLDG
                                        128 S TRYON ST  NC1-006-08-03
                                        CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------------
Trust                        B          BANK OF AMERICA NA                          408,341,336.38      97.68%    7.97%
                                        ATTN FUNDS ACCOUNTING (ACI)
                                        TX1-945-08-18
                                        411 NORTH AKARD ST
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          DALLAS TX  75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                          Government Securities Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      UNION BANK TRUST NOMINEE                 276,233.73             5.02%    1.02%
                                          FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
                                          SAN DIEGO CA 92186-5484

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             15,676.62             8.18%    0.06%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W53-678562                    19,399.14            10.12%    0.07%
                                          RUTH LEE PAAR
                                          750 WEBSTER
                                          WARSAW IL 62379

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W53-710237                    10,109.32             5.27%    0.04%
                                          NFSC/FMTC IRA
                                          FBO MILDRED DELUCA
                                          5512 COLUMBIA AV
                                          SAINT LOUIS MO 63139

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W78-031712                    10,126.11             5.28%    0.04%
                                          JAMES E LEMON TTEE
                                          JANE H LEMON TRUST
                                          U/A 7/14/00
                                          1141 CLAIBORNE DRIVE
                                          LONG BEACH CA 90807

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-168254                    20,119.57            10.50%    0.07%
                                          ANNA M BLEDSOE
                                          1626 LAUREL RD
                                          OCEANSIDE CA 92054

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W81-052370                    12,151.44             6.34%    0.05%
                                          ALOYSIUS R POH
                                          NFS/FMTC IRA
                                          THE BAYSHORE
                                          34 BAYSHORE ROAD #03 05
                                          SINGAPORE

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                    15,731,369.11            98.06%   58.32%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                   2.20           100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
                                            High Yield Bond Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANC OF AMERICA SECURITIES LLC           799,463.31            14.58%    1.84%
                                          510-05562-15

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          NC1-004-03-06
                                          200 NORTH COLLEGE ST 3rd FL
                                          CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER             476,084.30            8.68%    1.10%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W74-755850                    293,373.20            5.35%    0.68%
                                          ROLF F ILLSLEY TTEE
                                          OF THE ROLF F ILLSLEY 1995 REV
                                          TR, U/A 11/16/95
                                          P O BOX 2804
                                          SANTA ROSACA 95405

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W76-007692                    755,323.06           13.78%    1.74%
                                          LARRY A SHEHADEY
                                          1451 W ROBINWOOD LANE
                                          FRESNO CA 93711

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             295,208.59           12.68%    0.68%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                     24,817,398.65           93.95%   57.26%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                              Intermediate Bond Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                      2,041,990.25           32.18%    5.21%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      SEAFIRST BANK                           2,834,804.05           44.68%    7.23%
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

-------------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER              54,257.18            6.24%    0.14%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             109,857.40           35.07%    0.28%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W77-385131                     16,205.62            5.17%    0.04%
                                          MORGAN GALAZIA PER REP
                                          EST ROBERT M WALSH
                                          1100 CURLEW RD LOT 215
                                          DUNEDIN FL 34698

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W77-712183                     15,672.90            5.00%    0.04%
                                          DOROTHY I BROTHERSON
                                          ROBERT E BROTHERSON SR
                                          613 S RACE RD
                                          COUPVILLE WA 98239

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                     31,654,160.90           99.88%   80.73%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                         Intermediate Municipal Bond Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W77-383864                    186,751.67            5.87%    0.15%
                                          ROSARIA P HAUGLAND
                                          2233 LASATER BLVD
                                          EUGENE OR 97405

-------------------------------------------------------------------------------------------------------------------------
Investor A                         R      WARREN K MONTOURI TTEE                    385,569.79           12.12%    0.32%
                                          WARREN K MONTOURI TRUST
                                          U/A DTD 10/08/97
                                          2440 VIRGINIA AVE NW STE 100
                                          WASHINGTON DC 20037-2601

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      WILBRANCH & CO                            311,904.77            9.80%    0.26%
                                          PO BOX 2887
                                          WILSON NC 27894-2887

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W15-626244                     28,295.26            6.21%    0.02%
                                          ROBERT J EVANS
                                          OLLIE P EVANS
                                          MARY HELEN SCHULTE
                                          255 WEATHERLY CLUB DR
                                          ALABASTER AL 35007

-------------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W27-071226                     24,835.74            5.45%    0.02%
                                          JAMES H CROSSINGHAM
                                          HELEN H CROSSINGHAM
                                          PO BOX 588
                                          MT AIRY NC 27030

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER              78,861.20           30.06%    0.07%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W77-336394                     14,851.61            5.66%    0.01%
                                          M A PROCTOR
                                          BETTY JANE PROCTOR
                                          303 2ND ST S #C-7
                                          KIRKLAND WA 98033

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W77-352160                     50,014.10           19.06%    0.04%
                                          GLENDA N MACMAHON
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          PO BOX 44667
                                          TACOMA WA 98444

-------------------------------------------------------------------------------------------------------------------------
Investor C                         R      SWS SECURITIES FBO                         24,829.10            9.46%    0.02%
                                          SHELDON KLEIN
                                          P O BOX 509002
                                          DALLAS TX 75250-9002

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                    115,946,572.32           98.91%   95.72%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
                                            International Equity Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                        194,004.18            5.42%    0.38%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      E LARRY FONTS TTEE FBO                      7,285.00            5.87%    0.01%
                                          CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1200 MAIN ST SUITE 125
                                          DALLAS TX 75202

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      JAMES HIGHTOWER ART HIGHTOWER AND           8,488.74            6.84%    0.02%
                                          WLLIAM HIGHTOWER TTEES FBO
                                          HIGHTOWER CONSTRUCTION CO INC
                                          401K PROFIT SHARING PLAN
                                          P O BOX 1369
                                          GOOSE CREEK SC 29445

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER              46,415.85           37.44%    0.09%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      TATSUSHI T KUBO, MAX W DAHLGREN,            6,907.61            5.57%    0.01%
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                 8,914,748.84           19.37%   17.68%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                     34,294,356.89           74.52%   68.03%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                    1.39           44.55%    0.00%
                                          ATTN: CINDY COLE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               Ownership                                         Account Shares         % of     % of
         Fund/Class              Type              Registration Address               Owned             Class    Fund
-------------------------------------------------------------------------------------------------------------------------
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                    1.74           55.44%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANKERS TRUST AS TRUSTEE FBO            2,752,813.84            5.10%    1.19%
                                          HARRIS CORPORATION RETIREMENT PLAN
                                          INTERNATIONAL VALUE FUND
                                          1025 W NASA BLVD
                                          MS17
                                          MELBOURNE FL 32919

-------------------------------------------------------------------------------------------------------------------------
                                             International Value Fund

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      CHARLES SCHWAB & CO INC                 8,843,231.41           16.38%    3.83%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

-------------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER          13,316,286.90           24.67%    5.76%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER           1,136,965.55           14.90%    0.49%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER           3,589,941.44           31.44%    1.55%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                    103,479,235.09           65.52%   44.79%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                21,460,206.50           13.58%    9.29%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

-------------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                    1.50          100.00%    0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                        Ownership                                                   Account Shares   % of     % of
Fund/Class                Type                  Registration Address                    Owned        Class    Fund
---------------------------------------------------------------------------------------------------------------------
                                           Kansas Municipal Income Fund

---------------------------------------------------------------------------------------------------------------------
Investor A                 B              GTRUST                                       15,459.52     9.41%    0.17%
                                          PO BOX 2127
                                          TOPEKA KS 66601-2127

---------------------------------------------------------------------------------------------------------------------
Investor A                 B              JARNAT                                       31,686.48    19.29%    0.34%
                                          C/O FIRST NATIONAL BANK
                                          PO BOX 545
                                          WINFIELD KS 67156

---------------------------------------------------------------------------------------------------------------------
Investor A                 R              NFSC FEBO # STL-741647                       17,155.88    10.44%    0.18%
                                          VIRGINIA FALCONE LANG TTEE
                                          VIRGINIA FALCONE LANG REV TRT
                                          8813 W 142ND PLACE
                                          OVERLAND PARK KS 66221

---------------------------------------------------------------------------------------------------------------------
Investor A                 R              NFSC FEBO # W52-003573                       24,799.02    15.10%    0.27%
                                          V. KATHERYN COPELAND REVOCABLE
                                          T V KATHERYN COPELAND
                                          U/A 11/30/90
                                          14431 SIEFKES CT
                                          WICHITA KS 67230

---------------------------------------------------------------------------------------------------------------------
Investor A                 R              NFSC FEBO # W52-044210                       10,538.46     6.41%    0.11%
                                          NORMA H DETHLEFSEN TTEE
                                          NORMA H DETHLEFSEN LIVING TRUS
                                          U/A 10/30/92
                                          400 S MARTINSON #214
                                          WICHITA KS 67213

---------------------------------------------------------------------------------------------------------------------
Investor A                 R              NFSC FEBO # W52-044652                       24,360.62    14.83%    0.26%
                                          DOUGLAS J TERNES
                                          12011 HICKORY LN
                                          WICHITA KS 67235

---------------------------------------------------------------------------------------------------------------------
Investor A                 R              NFSC FEBO # X33-189804                       14,969.36     9.11%    0.16%
                                          JAMES R PAULSEN
                                          JANET S PAULSEN
                                          811 E 6TH ST
                                          GOODLAND KS 67735-2111

---------------------------------------------------------------------------------------------------------------------
Investor B                 R              NFSC FEBO # W52-007030                        2,467.35    99.95%    0.03%
                                          JOAN BERNS TTEE
                                          JOAN BERNS REVOCABLE TRUST
                                          U/A 9/23/96
                                          412 N VINE
                                          PEABODY KS 66866

---------------------------------------------------------------------------------------------------------------------
Investor C                 R              STEPHENS INC                                      1.00   100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

---------------------------------------------------------------------------------------------------------------------
Primary A                  B              BANK OF AMERICA NA                        9,130,938.46    99.99%   98.21%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------------------
                                               LargeCap Index Fund

---------------------------------------------------------------------------------------------------------------------
Investor A                 B              DIVERSIFIED INVESTMENT ADVISORS              93,077.57     5.90%    0.16%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Account
           Ownership      Registration Address         Shares       % of   % of
Fund/Class   Type                                       Owned      Class   Fund
--------------------------------------------------------------------------------
                     ATTN: BHEESHAM PERSAUD
                     MAIL DROP 2-52
                     4 MANHATTANVILLE ROAD
                     PURCHASE NY 10577-2119

--------------------------------------------------------------------------------
Primary A     B      BANK OF AMERICA NA TTEE        36,463,261.14  64.30% 62.57%
                     BANK OF AMERICA 401K PLAN
                     ATTN NORMA AJA / TX4-213-06-14
                     P O BOX 2518
                     HOUSTON TX  77252-2518

--------------------------------------------------------------------------------
Primary A     B      BANK OF AMERICA NA             19,620,692.65  34.60%  33.67
                     ATTN FUNDS ACCOUNTING (ACI)
                     TX1-945-08-18
                     411 NORTH AKARD ST
                     DALLAS TX  75201-3307

--------------------------------------------------------------------------------
Primary B     R      STEPHENS INC                            0.82 100.00%  0.00%
                     ATTN: CINDY COLE
                     111 CENTER STREET
                     LITTLE ROCK AR  72201

--------------------------------------------------------------------------------
                               LargeCap Value Fund

--------------------------------------------------------------------------------
Investor A    R      NFSC FEBO  # EMP-157805             4,963.61   7.52%  0.18%
                     NFS/FMTC IRA
                     FBO SARAH C MCGAUGHY
                     110 IDORA AVE
                     SAN FRANCISCO  CA 94127

--------------------------------------------------------------------------------
Investor A    R      NFSC FEBO  # W66-272698             5,937.53   8.99%  0.22%
                     WILLIAM A NAFF TTEE
                     NAFF AND ASSOC INC MNY PRCHSE
                     PEN PL
                     330 SW WASHINGTON ST  #103
                     PEORIA  IL 61602

--------------------------------------------------------------------------------
Investor A    R      NFSC FEBO  # W76-072435             7,435.81  11.26%  0.27%
                     MARY LOU COLLINS
                     12565 MESA DRIVE
                     MADERA CA 93638

--------------------------------------------------------------------------------
Investor A    R      NFSC FEBO  # W76-073059             5,330.49   8.07%  0.19%
                     NFS/FMTC ROLLOVER IRA
                     FBO JACK C STEPHENS
                     2733 WESTVILLE TRAIL
                     COOL  CA 95614

--------------------------------------------------------------------------------
Investor A    R      NFSC FEBO  # W79-068080            11,235.63  17.02%  0.41%
                     MATHIEU IVSIC
                     1350 DEVLIN DR
                     LOS ANGELES CA 90069

--------------------------------------------------------------------------------
Investor B    R      NFSC FEBO  # W32-092878             4,705.94   7.98%  0.17%
                     NFS/FMTC ROLLOVER IRA
                     FBO EDWARD W OSTAN JR
                     7846 10TH AVE S
                     ST PETERSBURG  FL 33707

--------------------------------------------------------------------------------
Investor B    R      NFSC FEBO  # W61-157872             4,575.97   7.76%  0.17%
                     NFS/FMTC ROLLOVER IRA
                     FBO JAMES H WAGSTAFF JR
                     3240 GULF OF MEXICO DR #404
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                             Ownership                                            Account Shares   % of     % of
Fund/Class                     Type       Registration Address                        Owned        Class    Class
-------------------------------------------------------------------------------------------------------------------
                                          LONGBOAT KEY FL 34228

-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W61-157899                       5,264.66    8.93%    0.19%
                                          NFS/FMTC IRA
                                          FBO KATHLEEN J BARRON
                                          15 B HAWTHORNE VILLAGE
                                          FRANKLIN  MA 02038

-------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W78-055727                       4,127.35    7.00%    0.15%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO JOHN G KELLY
                                          4703 DUNROBIN AVE
                                          LAKEWOOD CA 90713

-------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO # W79-048380                       2,998.05    5.08%    0.11%
                                          CHRISTOPHER A KEYSER TTEE
                                          MAD BEN PRODUCTIONS DEFND
                                          BENEFIT TR
                                          1784 WESTRIDGE RD
                                          LOS ANGELES CA 90049

-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W26-086517                       1,834.29   58.59%    0.07%
                                          WILLIAM S GREEN TRUST
                                          ROBERT W GREEN
                                          U/A 08/28/01
                                          111 PARADISE PT
                                          GRAFTON VA 23692

-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-731650                         213.52    6.82%    0.01%
                                          ANETH C SULLIVAN TTEE
                                          OF THE ANETH C SULLIVAN LIVING
                                          TR, U/A 8/27/91
                                          2780 RUTGERS AV
                                          LONG BEACH CA 90815

-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-847488                         193.51    6.18%    0.01%
                                          NFSC/FMTC IRA
                                          FBO MARLENE MARIE LAMASTER
                                          2932 PEMBA DR
                                          COSTA MESA CA 92626

-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W82-141089                         316.97   10.12%    0.01%
                                          VIRGINIA H GEFFRE
                                          VIRGINIA H GEFFRE
                                          1214 W MALIBU DR
                                          TEMPE AZ 85282

-------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO W80-860069                         1,423.83   45.48%    0.05%
                                          NFSC FMTC IRA
                                          FBO EVELYN H CREMER
                                          8816 YUBA CIR APT 1111C
                                          HUNTINGTON BEACH CA 92646-8711

-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANC OF AMERICA ADVISORS LLC               502,022.30   19.09%   18.20%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       2,127,008.11   80.90%   77.09%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX  75201-3307

-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                        LifeGoal Balanced Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      STATE STREET BANK & TRUST CO TTEE        176,288.12      10.81%        0.69%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE        148,154.76      33.06%        0.58%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE               17,291,584.50      92.37%       68.00%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      DIVERSIFIED INVESTMENT ADVISORS        1,275,617.31       6.81%        5.02%
                                          ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST ROLLOVER IRA FBO                 28,013.80      85.35%        0.11%
                                          MICHAEL CARDELINO
                                          1712 FLATWOOD DRIVE
                                          FLOWER MOUND TX 75028

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST SEP IRA FBO                       4,798.89      14.62%        0.02%
                                          RONALD E ROSS
                                          4004 NEW TOWN RD
                                          WAXHAW NC 28173-9759

-----------------------------------------------------------------------------------------------------------------------
                                             LifeGoal Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE        104,013.90      29.11%        0.81%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                6,942,215.24      96.76%       54.30%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      BNY CUST IRA FBO                             698.41      99.79%        0.01%
                                          FRANK W TIMPA
                                          PO BOX 612
                                          FORT MYERS FL 33902-0000

-----------------------------------------------------------------------------------------------------------------------
                                        LifeGoal Income & Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      DIVERSIFIED INVESTMENT ADVISORS           77,450.93      13.77%        1.49%
                                          ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W53-028258                    37,840.44      6.73%         0.73%
                                          P A NILSEN
                                          FLORA M NILSEN
                                          1601 S FORT AVE APT 229
                                          SPRINGFIELD MO 65807

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      STATE STREET BANK & TRUST CO TTEE         49,440.77      8.79%         0.95%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             14,541.95      5.83%         0.28%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W78-096970                    30,652.75     12.30%         0.59%
                                          VICTOR P FLEMING
                                          1623 ROSEGLEN AVE
                                          SAN PEDRO CA 90731

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      STATE STREET BANK & TRUST CO TTEE         83,505.47     33.51%         1.61%
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                2,509,886.58     99.06%        48.28%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                   1.24    100.00%         0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
                                                Managed Index Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MUIR & CO                                160,947.26      8.51%         1.02%
                                          C/O FROST NATIONAL BANK
                                          PO BOX 2479
                                          SAN ANTONIO TX 78298-2479

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                    11,952,298.20     85.59%        75.39%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      THE NORTHERN TRUST COMPANY               984,646.48      7.05%         6.21%
                                          FBO AVIS RENT A CAR SYSTEMS PENSION
                                          PO BOX 92956
                                          CHICAGO IL 60675

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                   1.37    100.00%         0.00%
                                          ATTN: CINDY COLE

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201
-----------------------------------------------------------------------------------------------------------------------
                                               Marsico 21st Century Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER               187,066.84    9.67%        2.13%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER               293,045.12    5.02%        3.33%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER               152,340.07   26.48%        1.73%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                          438,995.38   99.82%        4.99%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
                                          Marsico Focused Equities Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      CHARLES SCHWAB & CO INC                   2,336,477.96    7.17%        2.11%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            13,762,206.51   42.24%       12.45%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER             6,865,595.75   15.93%        6.21%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             6,799,143.54   54.97%        6.15%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                   7,371,589.00   32.83%        6.67%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        9,422,901.36   41.96%        8.53%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                   1,588,223.50    7.07%        1.44%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,663,104.78    7.40%        1.50%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,667,111.25    7.42%        1.51%
                                          LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.47  100.00%        0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
                                                  Marsico Growth Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER            12,962,874.64   77.03%       34.94%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER             1,389,184.54    9.97%        3.74%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER             1,444,593.46   57.87%        3.89%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                        3,411,969.41   88.20%        9.20%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      CHARLES SCHWAB & CO INC                     320,359.97    8.28%        0.86%
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

-----------------------------------------------------------------------------------------------------------------------
Primary B                          R      STEPHENS INC                                      1.60  100.00%        0.00%
                                          NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
                                     Marsico International Opportunities Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      MERRILL LYNCH, PIERCE, FENNER                78,388.30   40.74%        5.47%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W75-017418                       10,070.49    5.23%        0.70%
                                          STEPHEN G DILLY
                                          LYNETTE DILLY
                                          500 REMILLARD DRIVE
                                          HILLSBOROUGH CA 94010

-----------------------------------------------------------------------------------------------------------------------
Investor B                         B      MERRILL LYNCH, PIERCE, FENNER                68,196.80   28.01%        4.76%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      FISERV CORRESPONDENT SVC                      7,190.48    6.85%        0.50%
                                          FAO MONTSDEOCA RANCH INC
                                          ATTN: JUDY BRONSON
                                          P O  BOX 206
                                          LORIDA FL 33857

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                55,560.08   52.97%        3.88%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      RAYMOND JAMES & ASSOC INC CSDN                5,829.55    5.55%        0.41%
                                          LOUIS B PAUL IRA
                                          4 WIMBLEDON CT APT 203
                                          HILTON HEAD ISLAND SC
                                          29928-5572533

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                          730,407.39   82.07%       51.01%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Primary A                          R      STEPHENS GROUP INC                          150,000.00   16.85%       10.48%
                                          ATTN JOLENE JOHNSON
                                          111 CENTER ST
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
                                            Maryland Intermediate Bond Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W13-061581                      359,113.87   15.83%        1.63%
                                          ROBERT GLADSTONE
                                          LESLIE GLADSTONE
                                          2468 BELMONT RD NW
                                          WASHINGTON DC 20008

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W13-640379                      165,498.68    7.29%        0.75%
                                          CAROL C CHILDS
                                          PETER W HOUSE
                                          4210 LEEWARD PL
                                          BETHESDA MD 20816

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                32,097.97   17.29%        0.15%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W13-776971                        9,579.96    5.16%        0.04%
                                          ELIZABETH W NICHOLSON
                                          408 GREAT FALLS ROAD
                                          ROCKVILLE MD 20850

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W38-028541                       21,076.83   11.35%        0.10%
                                          ELIZABETH GREGORY
                                          PO BOX 2327
                                          OCEAN CITY MD 21843

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W38-081264                       46,390.25   24.99%        0.21%
                                          DOUGLAS S GOODWIN REVOCABLE TRUS
                                          DOUGLAS S GOODWIN
                                          U/A 02/09/01
                                          2224 CREST ROAD
                                          BALTIMORE MD 21209

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W38-636932                       46,240.61   24.91%        0.21%
                                          JOSEPH J HOCK III
                                          GLORIA D HOCK
                                          1342 ASTER DR
                                          GLEN BURNIE MD 21061

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       17,375,325.86   99.73%       79.05%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
                                                  MidCap Growth Fund

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANK OF AMERICA NA                           29,427.74   94.83%       79.65%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                17,381.27   10.71%        0.06%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      TATSUSHI T KUBO, MAX W DAHLGREN,             13,785.05     6.32%        0.04%
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

-----------------------------------------------------------------------------------------------------------------------
Primary A                          R      STEPHENS INC                             39,059,688.20   100.00%        0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------------
Primary B                          B      NFSC FEBO # W25-059382                            1.03     5.01%        0.03%
                                          JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040

-----------------------------------------------------------------------------------------------------------------------
                                                MidCap Index Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W32-074136                       16,013.16     8.01%        0.02%
                                          WILLIAM J MEURER
                                          FMT CO TTEE NFRP PS
                                          16215 TALAVERA DE AVILA
                                          TAMPA FL 33613

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W38-068063                       11,018.91     5.51%        0.01%
                                          ABBY ALT GODDARD TTEE
                                          ABBY LYNN ALT 1997 CRUT
                                          U/A 4/16/97
                                          16000 GREENWOOD RD
                                          MONTE SERENO CA 95030

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA TTEE                  27,996,459.59    28.35%       28.30%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       70,200,497.80    71.10%       70.96%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
                                                   MidCap Value Fund

-----------------------------------------------------------------------------------------------------------------------
Investor A                         B      BANK OF AMERICA NA                           30,289.35    17.24%        0.17%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W79-068080                       10,352.24     5.89%        0.06%
                                          MATHIEU IVSIC
                                          1350 DEVLIN DR
                                          LOS ANGELES CA 90069

-----------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 4,412.39    22.23%        0.02%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Ownership                                        Account Shares     % of         % of
         Fund/Class              Type              Registration Address              Owned         Class        Fund
-----------------------------------------------------------------------------------------------------------------------
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W53-662607                        3,149.93    15.87%        0.02%
                                          J ROBERT COPPER TTEE
                                          J ROBERT COPPER TRUST
                                          U/A 9/15/94
                                          5777 GENE SARAZEN DR
                                          BRASELTON GA 30517

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W75-069299                        4,032.83    20.31%        0.02%
                                          ALLISON E N METZ TTEE
                                          METZ FAMILY LIVING TRUST
                                          U/A 1/21/99
                                          325 LANSDALE AVE
                                          SAN FRANCISCO CA 94127

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-099732                        1,564.20     7.88%        0.01%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO HUSSAM MIHTAR MD
                                          13951 UMBRIA WAY
                                          POWAY CA 92064

-----------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W80-099830                        1,191.53     6.00%        0.01%
                                          NFS/FMTC SEP IRA
                                          FBO HUSSAM MIHTAR MD
                                          13951 UMBRIA WAY
                                          POWAY CA 92064

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       15,678,887.23    88.28%       86.64%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------------
Primary A                          B      NATIONS FUNDS TRUST                       1,222,977.53     6.88%        6.76%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

-----------------------------------------------------------------------------------------------------------------------
                                                 Money Market Reserves

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC          501,885,157.14    61.37%        3.58%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------------
Advisor                            B      HARE & CO, BANK OF NEW YORK             242,028,876.76    29.59%        1.73%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC        3,906,629,035.65    36.90%       27.86%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              Ownership                                            Account Shares     % of      % of
          Fund/Class            Type         Registration Address                      Owned          Class     Fund
---------------------------------------------------------------------------------------------------------------------
                                            200 N COLLEGE STREET 3rd FLOOR
                                            CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Capital                            B        HARE & CO, BANK OF NEW YORK            2,395,771,297.69  22.63%   17.09%
                                            ATTN STIF/MASTER NOTE
                                            ONE WALL STREET 2ND FL
                                            NEW YORK NY 10286

---------------------------------------------------------------------------------------------------------------------
Capital                            B        US BANK CORP TRUST SERVICES            1,117,596,793.37  10.55%    7.97%
                                            VAR & CO (US BANK TRUST NA)
                                            ATTN CASH SWEEP SPEN0603
                                            P O BOX 1787
                                            MILWAUKEE WI 53201

---------------------------------------------------------------------------------------------------------------------
Daily                              B        NATIONAL FINANCIAL FOR THE                 4,520,625.05  99.96%    0.03%
                                            EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                            200 LIBERTY ST
                                            1 WORLD FINANCIAL CTR
                                            ATTN MUTUAL FUNDS 5TH FLR
                                            NEW YORK NY 10281

---------------------------------------------------------------------------------------------------------------------
Institutional                      B        BANC OF AMERICA SECURITIES LLC           352,223,777.71  76.12%    2.51%
                                            OMNIBUS ACCT FOR THE EXCLUSIVE
                                            BENEFIT OF OUR CLIENTS
                                            NC1-004-03-06
                                            200 N COLLEGE STREET 3rd FLOOR
                                            CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Instl                              B        ED FUND                                   31,301,630.88   6.76%    0.22%
                                            ATTN: JAIME FLORES, MANAGER
                                            P.O. BOX 419038
                                            RANCHO CORDOVA CA 95741

---------------------------------------------------------------------------------------------------------------------
Investor                           B        BANK OF OKLAHOMA NA AS TRUSTEE             7,500,000.00  15.58%    0.05%
                                            FOR THE CREEK COUNTY HOME
                                            FINANCE AUTHORITY
                                            ATTN SHAREHOLDER SERVICING GROUP
                                            9777 WILSHIRE BLVD SUITE 800
                                            BEVERLY HILLS CA 90212

---------------------------------------------------------------------------------------------------------------------
Investor                           B        CHASE MANHATTAN TRUST CO                  26,375,000.00  54.80%    0.19%
                                            TRUSTEE FOR NKY
                                            SHAREHOLDER SERVICING GROUP
                                            9777 WILSHIRE BLVD STE 800
                                            BEVERLY HILLS CA 90212

---------------------------------------------------------------------------------------------------------------------
Investor                           B        THE BANK OF NEW YORK CO OF FL AS           5,139,134.00  10.67%    0.04%
                                            TTEE FOR CAPITAL AREA HOUSING
                                            FINANCE CORP SER 2000-1
                                            ATTN PEG MAKOWSKI
                                            600 NORTH PEARL ST STE 420
                                            DALLAS TX 75201

---------------------------------------------------------------------------------------------------------------------
Investor C                         R        NFSC FEBO # APX-212474                       235,775.19  48.69%    0.00%
                                            RONALD COHN
                                            869 ROSECRANS STREET
                                            SAN DIEGO CA 92106

---------------------------------------------------------------------------------------------------------------------
Investor C                         R        NFSC FEBO # W23-049930                        26,801.07   5.53%    0.00%
                                            VINCENT L VISOSKY
                                            5715 CHAMPIONS GLEN
                                            HOUSTON TX 77069

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              Ownership                                           Account Shares    % of     % of
          Fund/Class            Type      Registration Address                        Owned        Class     Fund
---------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W67-611476                       125,638.07   25.94%    0.00%
                                          AIDA K DE ARAB COHEN
                                          19018 N W 77 PLACE
                                          MIAMI FL 33015

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W76-051594                        24,321.29    5.02%    0.00%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO PATRICIA M MCELROY
                                          PO BOX 7793
                                          CITRUS HEIGHTS CA 95621

---------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC           499,459,695.31   98.77%    3.56%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC    1,337,500,000.00   99.99%    9.54%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

---------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC      133,000,000.00   98.66%    0.95%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

---------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                        36,723,683.05   32.33%    0.26%
                                          AS SECURED PARTY COLLATERAL ACCOUNT
                                          FOR WORLDCOM INC
                                          ATTN ACCOUNTING
                                          500 CLINTON CENTER DR
                                          CLINTON MS 39056

---------------------------------------------------------------------------------------------------------------------
Trust                              B      US BANK CORP TRUST SERVICES               76,155,896.89   67.04%    0.54%
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          P O BOX 1787
                                          MILWAUKEE WI 53201

---------------------------------------------------------------------------------------------------------------------
                                              Municipal Income Fund

---------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W77-013960                       244,160.02    5.77%    0.31%
                                          RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE WA 98004

---------------------------------------------------------------------------------------------------------------------
Investor A                         B      WELLS FARGO INVESTMENTS LLC                  284,219.15    6.72%    0.36%
                                          A/C 7742-3276
                                          608 SECOND AVENUE SOUTH 8TH FL
                                          MINNEAPOLIS, MN 55402
---------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                 11,626.88    7.99%    0.01%
                                          & SMITH INC FOR THE SOLE BENEFIT
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              Ownership                                            Account Shares     % of      % of
          Fund/Class            Type         Registration Address                      Owned          Class     Fund
---------------------------------------------------------------------------------------------------------------------
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W23-056383                       14,022.78    9.63%    0.02%
                                          KAREN I EINDORF
                                          OCTAVIO MARQUEZ
                                          58 E SUNDANCE CIR
                                          SPRING TX 77382

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      PRUDENTIAL SECURITIES INC. FBO               11,952.37    8.21%    0.02%
                                          MR EMMET DAVID GELHOT
                                          5630 OLEATHA AVE
                                          SAINT LOUIS MO 63139-1504

---------------------------------------------------------------------------------------------------------------------
Investor C                         B      RAYMOND JAMES & ASSOC INC                     7,434.68    5.10%    0.01%
                                          FBO SAPPINGTON/
                                          BIN# 53902768
                                          880 CARILLON PKWY
                                          ST PETERSBURG FL 33716

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      SWS SECURITIES FBO                           22,964.56   15.78%    0.03%
                                          SHELDON KLEIN
                                          P O BOX 509002
                                          DALLAS TX 75250-9002

---------------------------------------------------------------------------------------------------------------------
Primary A                          B      BANK OF AMERICA NA                       71,464,597.47   97.90%   91.27%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------------------
                                                Municipal Reserves

---------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA SECURITIES LLC           91,473,245.53   52.17%    3.59%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Advisor                            B      NATIONAL FINANCIAL FOR THE               72,691,909.87   41.46%    2.86%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

---------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA SECURITIES LLC          227,350,838.57   29.37%    8.93%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Capital                            B      BANK OF AMERICA NA                      395,505,457.02   51.10%   15.54%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------------------
                                   B      NATIONAL FINANCIAL FOR THE              623,400,413.85   99.99%   24.49%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              Ownership                                            Account Shares     % of      % of
          Fund/Class            Type         Registration Address                      Owned          Class     Fund
---------------------------------------------------------------------------------------------------------------------
Daily                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

---------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA SECURITIES LLC           58,102,212.38     44.56%     2.28%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANK OF AMERICA NA                       72,284,194.03     55.43%     2.84%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA SECURITIES LLC           38,525,934.10     36.44%     1.51%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Investor                           B      NATIONAL FINANCIAL FOR THE               66,149,496.75     62.58%     2.60%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

---------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W26-738484                       11,426.58     22.45%     0.00%
                                          BARBARA C TAYLOR
                                          615 COUNTRY CLUB DR
                                          WYTHEVILLE VA 24382

---------------------------------------------------------------------------------------------------------------------
Investor B                         B      NFSC FEBO # W27-746380                       23,272.90     45.74%     0.00%
                                          SWEET JANE'S INC
                                          4823 MEADOW DRIVE SUITE 210
                                          DURHAM NC 27713

---------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W61-402095                        9,704.31     19.07%     0.00%
                                          THOMAS P DOLAN TTEE
                                          THOMAS P DOLAN TRUST
                                          U/A 1/5/89
                                          4165 BOCA POINTE DRIVE
                                          SARASOTA FL 34238

---------------------------------------------------------------------------------------------------------------------
Investor B                         R      NFSC FEBO # W65-628310                        6,461.69     12.70%     0.00%
                                          ROSALIA FILART
                                          ROSALIA FILART
                                          1320 N MAIN STREET
                                          SUITE A
                                          KISSIMMEE FL 34744

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W77-828483                       65,162.46     99.98%     0.00%
                                          JANET E SYATA
                                          TOD WALTER SYATA
                                          TOD EUGENIA SYATA
                                          4413 NE PLAINS WY #77
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                              Ownership                                           Account Shares    % of     % of
       Fund/Class                Type          Registration Address                   Owned        Class     Fund

-------------------------------------------------------------------------------------------------------------------
                                          VANCOUVER WA 98662

-------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA SECURITIES LLC           44,232,989.36   87.80%    1.74%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Market                             B      BANK OF AMERICA SWP DISBURSEMENT NC     164,000,000.00   99.99%    6.44%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------------------
Service                            B      BANK OF AMERICA SWP DISBURSEMENT NC      18,000,000.00   99.99%    0.71%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                      471,616,630.50   93.55%   18.53%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------
                                           New York Tax-Exempt Reserves

-------------------------------------------------------------------------------------------------------------------
Advisor                            B      BANC OF AMERICA ADVISORS LLC                  1,003.07   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Capital                            B      BANC OF AMERICA ADVISORS LLC             20,078,234.10   97.90%   46.54%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Daily                              B      BANC OF AMERICA ADVISORS LLC                  1,001.71   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Institutional                      B      BANC OF AMERICA ADVISORS LLC                  1,004.40   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------
Investor                           B      BANC OF AMERICA ADVISORS LLC                  1,003.07   99.90%    0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              Ownership                                            Account Shares     % of      %of
          Fund/Class            Type         Registration Address                      Owned          Class     Fund

---------------------------------------------------------------------------------------------------------------------
Investor B                         B      BANC OF AMERICA ADVISORS LLC                  1,000.41    99.90%      0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Investor C                         B      BANC OF AMERICA ADVISORS LLC                  1,000.41    99.90%      0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Liquidity                          B      BANC OF AMERICA ADVISORS LLC                  1,004.43    99.90%      0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Market                             B      BANC OF AMERICA ADVISORS LLC                  1,003.07    99.90%      0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Service                            B      BANC OF AMERICA ADVISORS LLC                  1,000.41    99.90%      0.00%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------------------
Trust                              B      BANK OF AMERICA NA                       22,635,104.38    99.99%     52.46%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------------------
                                      North Carolina Intermediate Bond Fund

---------------------------------------------------------------------------------------------------------------------
Investor A                         B      ARROW & CO                                  102,754.45     6.41%      0.46%
                                          PO BOX 30010
                                          DURHAM NC 27702-3010

---------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # W16-714542                       96,535.01     6.02%      0.43%
                                          W FRANK DOWD JR
                                          P O BOX 35430
                                          CHARLOTTE NC 28235

---------------------------------------------------------------------------------------------------------------------
Investor A                         R      NFSC FEBO # X68-061336                      108,562.44     6.77%      0.48%
                                          JULIA E CLARK
                                          4600 TROY'S MTN LN
                                          DURHAM NC 27705

---------------------------------------------------------------------------------------------------------------------
Investor C                         B      MERRILL LYNCH, PIERCE, FENNER                24,109.55    25.51%      0.11%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

---------------------------------------------------------------------------------------------------------------------
Investor C                         R      NFSC FEBO # W27-706680                        6,668.80     7.05%      0.03%
                                          HAZEL A D'ORANGE
                                          4320 WRIGHTSVILLE AVE
                                          WILMINGTON NC 28403

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                              Ownership                                              Account Shares     % of     % of
        Fund/Class              Type           Registration Address                      Owned          Class    Fund

--------------------------------------------------------------------------------------------------------------------
Investor C                       B        WEXFORD CLEARING SERVICES CORP FBO           42,547.84     45.02%    0.19%
                                          THE HAMMOCK HOUSE LLC
                                          GILLES CLOUTIER &
                                          ELIZABETH B CLOUTIER
                                          100 CHESTNUT RD
                                          CHAPEL HILL NC 27514-9548

--------------------------------------------------------------------------------------------------------------------
Primary A                        B        BANK OF AMERICA NA                       18,747,889.37     99.71%   83.55%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

--------------------------------------------------------------------------------------------------------------------
                                                  Research Fund

--------------------------------------------------------------------------------------------------------------------
Investor A                       B        BACAP ALTERNATIVE ADVISORS INC                1,000.00      7.20%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

--------------------------------------------------------------------------------------------------------------------
Investor A                       R        DAVID A PRESSON                               1,401.22     10.09%    0.14%
                                          12903 WALNUT WAY TERRACE CT
                                          ST LOUIS MO 63146

--------------------------------------------------------------------------------------------------------------------
Investor A                       R        JOHN W ZIMMERMAN &                            2,530.36     18.22%    0.25%
                                          MARY T ZIMMERMAN JTWROS
                                          809 CASTLE FOREST CT
                                          BALLWIN MO 63021

--------------------------------------------------------------------------------------------------------------------
Investor A                       R        MICHAEL J ANCELL &                            2,079.00     14.97%    0.21%
                                          PAMELA S ANCELL JTWROS
                                          1203 CHAVANIAC DR
                                          BALLWIN MO 63011

--------------------------------------------------------------------------------------------------------------------
Investor A                       R        SARAH ROSS                                    1,538.46     11.08%    0.15%
                                          1246 PERSHING APT 2E
                                          ST LOUIS MO 63130

--------------------------------------------------------------------------------------------------------------------
Investor A                       R        THOMAS E LERITZ &                             1,059.32      7.63%    0.10%
                                          LAURIE E LERITZ JTWROS
                                          7112 NORTHMOOR
                                          ST LOUIS MO 63105

--------------------------------------------------------------------------------------------------------------------
Investor B                       B        BACAP ALTERNATIVE ADVISORS INC                1,000.00     99.90%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

--------------------------------------------------------------------------------------------------------------------
Investor C                       B        BACAP ALTERNATIVE ADVISORS INC                1,000.00     99.90%    0.10%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

--------------------------------------------------------------------------------------------------------------------
Primary A                        B        BACAP ALTERNATIVE ADVISORS INC              997,000.00     99.99%   98.49%
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                     Ownership                                        Account Shares    % of     % of
       Fund/Class       Type         Registration Address                 Owned        Class     Fund

-------------------------------------------------------------------------------------------------------
                               Nations Short-Intermediate Government Fund

-------------------------------------------------------------------------------------------------------
Investor A               B      BANK OF AMERICA NA                      1,213,837.21   12.28%    1.13%
                                ATTN FUNDS ACCOUNTING (ACI)
                                TX1-945-08-18
                                411 NORTH AKARD ST
                                DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------
Investor A               B      NFSC FEBO # W14-610208                  1,043,999.69   10.56%    0.97%
                                BURGESS PIGMENT CO
                                PO BOX 349 DECK BLVD
                                SANDERSVILLE GA 31082

-------------------------------------------------------------------------------------------------------
Investor B               B      MERRILL LYNCH, PIERCE, FENNER             358,719.56    7.33%    0.33%
                                & SMITH INC FOR THE SOLE BENEFIT
                                OF ITS CUSTOMERS
                                ATTENTION SERVICE TEAM
                                4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------
Investor C               B      MERRILL LYNCH, PIERCE, FENNER              97,298.85    5.88%    0.09%
                                & SMITH INC FOR THE SOLE BENEFIT
                                OF ITS CUSTOMERS
                                ATTENTION SERVICE TEAM
                                4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------
Investor C               B      NFSC FEBO # W75-025127                    430,965.55   26.07%    0.40%
                                PALM MICROSYSTEMS INC
                                630 ALDER DR.
                                MILPITAS  CA 95035

-------------------------------------------------------------------------------------------------------
Investor C               B      NFSC FEBO # W75-058190                    127,555.83    7.71%    0.12%
                                NFS/FMTC IRA
                                FBO BONNIE U ORR
                                2275 BROADWAY #521
                                SAN FRANCISCO  CA 94115

-------------------------------------------------------------------------------------------------------
Primary A                B      BANK OF AMERICA NA                     88,571,845.96   96.91%   82.12%
                                ATTN FUNDS ACCOUNTING (ACI)
                                TX1-945-08-18
                                411 NORTH AKARD ST
                                DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------
Primary B                B      RELIANCE TRUST CO                          35,524.90   99.99%    0.03%
                                PO BOX 48529
                                ATLANTA GA 30362

-------------------------------------------------------------------------------------------------------
                                         Short-Term Income Fund

-------------------------------------------------------------------------------------------------------
Investor A               B      BANC OF AMERICA SECURITIES LLC          2,094,115.37   19.03%    2.88%
                                734-00046-18
                                NC1-004-03-06
                                200 NORTH COLLEGE ST 3rd FL
                                CHARLOTTE NC 28255

-------------------------------------------------------------------------------------------------------
Investor A               B      NFSC FEBO  # W16-029262                 1,534,407.18   13.94%    2.11%
                                TRYON ASSURANCE CO LTD
                                CREDIT CARD REINSURANCE
                                VICTORIA HALL 11 VICTORIA ST
                                HAMILTON BERMUDA 21
                                BERMUDA

-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                     Ownership                                            Account Shares   % of     % of
       Fund/Class       Type            Registration Address                   Owned       Class     Fund

-----------------------------------------------------------------------------------------------------------
Investor A               B         NFSC FEBO # W16-698636                     926,920.30    8.42%    1.27%
                                   TRYON ASSURANCE CO LTD
                                   VICTORIA HALL 11 VICTORIA ST
                                   HAMILTON BERMUDA 21
                                   BERMUDA

-----------------------------------------------------------------------------------------------------------
Investor B               B         NFSC FEBO # W17-731269                      46,653.11   18.85%    0.06%
                                   WEST ANDERSON RURAL WATER &
                                   SEWER CO INC
                                   2767 WHITEHALL RD
                                   ANDERSON SC 29625

-----------------------------------------------------------------------------------------------------------
Investor B               B         NFSC FEBO # W17-731277                      27,666.21   11.18%    0.04%
                                   W ANDERSON RURAL WATER & SEWER
                                   RESERVE FUND
                                   2767 WHITEHALL RD
                                   ANDERSON SC 29625

-----------------------------------------------------------------------------------------------------------
Investor B               B         NFSC FEBO # W17-737127                      15,333.02    6.19%    0.02%
                                   CLEMSON ARCHITECTURAL FNDTN
                                   108 STRODE TOWER
                                   CLEMSON SC 29634

-----------------------------------------------------------------------------------------------------------
Investor C               B         MERRILL LYNCH, PIERCE, FENNER              269,904.12    5.42%    0.37%
                                   & SMITH INC FOR THE SOLE BENEFIT
                                   OF ITS CUSTOMERS
                                   ATTENTION SERVICE TEAM
                                   4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                   JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------
Investor C               B         NFSC FEBO # W75-025127                     403,209.97    8.10%    0.55%
                                   PALM MICROSYSTEMS INC
                                   630 ALDER DR.
                                   MILPITAS CA 95035

-----------------------------------------------------------------------------------------------------------
Investor C               B         NFSC FEBO # W75-621188                     313,618.79    6.30%    0.43%
                                   JESUIT COMMNTY UNVRSTY OF SANTA
                                   CLARA
                                   SANTA CLARA UNIVERSITY
                                   SANTA CLARA CA 95053

-----------------------------------------------------------------------------------------------------------
Primary A                B         BANK OF AMERICA NA                      53,164,829.73   93.90%   73.07%
                                   ATTN FUNDS ACCOUNTING (ACI)
                                   TX1-945-08-18
                                   411 NORTH AKARD ST
                                   DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------
Primary B                R         STEPHENS INC                                     1.03  100.00%    0.00%
                                   ATTN: CINDY COLE
                                   111 CENTER STREET
                                   LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------
                                      Short-Term Municipal Income Fund

-----------------------------------------------------------------------------------------------------------
Investor A               R         NFSC FEBO # W73-032085                     693,222.15    5.00%    1.09%
                                   MARTIN AND MARSHA BRANDER TRUS
                                   MARTIN I BRANDER
                                   U/A 12/05/1995
                                   323 N CARMELINA AVE
                                   LOS ANGELES CA 90049

-----------------------------------------------------------------------------------------------------------
Investor B               R         JIM'S BUILDERS HARDWARE INC                 11,289.83    6.28%    0.02%
                                   565 W DOUGLAS
                                   WICHITA KS 67213
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                     Ownership                                        Account Shares    % of     % of
       Fund/Class       Type         Registration Address                 Owned        Class     Fund

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Investor B                R      NFSC FEBO # W14-726940                    16,099.58    8.96%    0.03%
                                 JUDITH C BROWN
                                 708 OLD GREENVILLE RD
                                 FAYETTEVILLE GA 30215

-------------------------------------------------------------------------------------------------------
Investor B                R      NFSC FEBO # W26-056430                    11,823.84    6.58%    0.02%
                                 ANNIE W SMITH LIVING TRUST
                                 ANNIE W SMITH
                                 U/A 12/02/91
                                 206 GRAVES CIRCLE
                                 NEWPORT NEWS VA 23602

-------------------------------------------------------------------------------------------------------
Investor B                R      NFSC FEBO # W26-643050                    18,589.07   10.34%    0.03%
                                 MRS ANN W CUTCHINS
                                 5906 OCEANFRONT
                                 VIRGINIA BCH VA 23451

-------------------------------------------------------------------------------------------------------
Investor B                R      NFSC FEBO # W52-709450                    13,097.60    7.28%    0.02%
                                 KIRK S KOWALEWSKI
                                 JEANETTE KOWALEWSKI
                                 13008 W 128TH PL
                                 OVERLAND PARK KS 66213

-------------------------------------------------------------------------------------------------------
Investor C                B      MERRILL LYNCH, PIERCE, FENNER            873,341.05   15.67%    1.37%
                                 & SMITH INC FOR THE SOLE BENEFIT
                                 OF ITS CUSTOMERS
                                 ATTENTION SERVICE TEAM
                                 4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                 JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------
Primary A                 B      BANK OF AMERICA NA                    42,627,205.94   96.49%   66.84%
                                 ATTN FUNDS ACCOUNTING (ACI)
                                 TX1-945-08-18
                                 411 NORTH AKARD ST
                                 DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------
                                           Small Company Fund

-------------------------------------------------------------------------------------------------------
Investor A                B      BANK OF AMERICA NA                        71,207.16   90.13%   70.41%
                                 ATTN FUNDS ACCOUNTING (ACI)
                                 TX1-945-08-18
                                 411 NORTH AKARD ST
                                 DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------
Investor A                B      MERRILL LYNCH, PIERCE, FENNER             44,283.70    5.75%    0.16%
                                 & SMITH INC FOR THE SOLE BENEFIT
                                 OF ITS CUSTOMERS
                                 ATTENTION SERVICE TEAM
                                 4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                 JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------
Investor A                B      MERRILL LYNCH, PIERCE, FENNER             44,793.14   15.87%    0.10%
                                 & SMITH INC FOR THE SOLE BENEFIT
                                 OF ITS CUSTOMERS
                                 ATTENTION SERVICE TEAM
                                 4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                 JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------
Primary A                 R      STEPHENS INC                           8,480,529.72  100.00%    0.00%
                                 ATTN: CINDY COLE
                                 111 CENTER STREET
                                 LITTLE ROCK AR 72201

--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                     Ownership                                        Account Shares    % of     % of
       Fund/Class       Type         Registration Address                 Owned        Class     Fund

-------------------------------------------------------------------------------------------------------
                                           SmallCap Index Fund

-------------------------------------------------------------------------------------------------------
Investor B                B      CHARLES SCHWAB & CO INC                   80,729.45   11.01%    0.18%
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA 94104

-------------------------------------------------------------------------------------------------------
Investor C                B      BANK OF AMERICA NA TTEE                   50,400.79   21.22%   20.88%
                                 BANK OF AMERICA 401K PLAN
                                 ATTN NORMA AJA / TX4-213-06-14
                                 P O BOX 2518
                                 HOUSTON TX 77252-2518

-------------------------------------------------------------------------------------------------------
Primary A                 B      BANK OF AMERICA NA                    34,620,537.73   77.57%   76.35%
                                 ATTN FUNDS ACCOUNTING (ACI)
                                 TX1-945-08-18
                                 411 NORTH AKARD ST
                                 DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------
Primary A                 B      DADE COMMUNITY FOUNDATION INC         31,003,007.10    6.84%    0.11%
                                 200 SOUTH BISCAYNE BLVD STE 2780
                                 MIAMI FL 33131-2343

-------------------------------------------------------------------------------------------------------
Primary B                 R      STEPHENS INC                                   1.14  100.00%    0.00%
                                 ATTN: CINDY COLE
                                 111 CENTER STREET
                                 LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------
Primary B                 B      WILMINGTON TRUST CO CUST FBO                   1.04    6.92%    0.11%
                                 BERMAN FAMILY INVESTMENT
                                 LIMITED PARTNERSHIP A/C 55346-0
                                 U/A DTD 05/24/01
                                 PO BOX 8882 ATTN MUTUAL FUNDS
                                 WILMINGTON DE 19899-8882

-------------------------------------------------------------------------------------------------------
                                           SmallCap Value Fund

-------------------------------------------------------------------------------------------------------
Investor A                R      LORI J ENSINGER                            3,960.40   12.71%    0.13%
                                 98 DEEPWOOD DRIVE
                                 CHAPPAQUA NY 10514

-------------------------------------------------------------------------------------------------------
Investor A                R      NFSC FEBO # W17-003204                     2,612.33    8.38%    0.08%
                                 LOUISE COKER EWING
                                 1267 LAUREL LANE
                                 PO BOX 311
                                 BLOWING ROCK NC 28605

-------------------------------------------------------------------------------------------------------
Investor A                R      NFSC FEBO # W17-627976                     2,612.33    8.38%    0.08%
                                 MICHAEL EWING
                                 705 MARTEN'S CT
                                 PMB 84-BOX 262
                                 LAREDO TX 78041

-------------------------------------------------------------------------------------------------------
Investor A                B      NFSC FEBO # W18-017892                     2,988.05    9.59%    0.09%
                                 A CHRIS BRYAN II
                                 SPECIAL ACCT/SEPERATE PROPERTY
                                 4347 W NORTHWEST HWY
                                 SUITE 120-PMB369
                                 DALLAS TX 75220

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                     Ownership                                        Account Shares    % of     % of
       Fund/Class       Type         Registration Address                 Owned        Class     Fund

-------------------------------------------------------------------------------------------------------
Investor A               B      NFSC FEBO # W78-006270                      7,657.66   24.59%    0.24%
                                THE SHOWTIME RACING INC EMP WL
                                JEREMY MCGRATH
                                31265 MURRIETA RD
                                MENIFEE CA 92584

-------------------------------------------------------------------------------------------------------
Investor B               R      BNY CUST IRA FBO                              538.79    5.71%    0.02%
                                JANE KELLY WILLIAMS
                                ROTH CONVERSION IRA
                                20 WINDSOR ROAD
                                TENAFLY NJ 07670

-------------------------------------------------------------------------------------------------------
Investor B               R      NFSC FEBO # W27-640638                        891.36    9.45%    0.03%
                                NFSC/FMTC IRA
                                FBO GAYLE B MCCOMBS
                                5609 SHENANDOAH AV
                                NORFOLK VA 23509

-------------------------------------------------------------------------------------------------------
Investor B               R      NFSC FEBO # W61-141755                      1,906.32   20.22%    0.06%
                                MARY A CONVERSE TRUST
                                MARY A CONVERSE TTEE
                                LAKEHOUSE WEST
                                3435 FOX RUN ROAD APT. 305
                                SARASOTA FL 34231

-------------------------------------------------------------------------------------------------------
Investor B               R      NFSC FEBO # W61-160571                        715.02    7.58%    0.02%
                                NFS/FMTC IRA
                                FBO CATHERINE HUDSON
                                21147 RED FISH COVE DR
                                PUNTA GORDA FL 33955

-------------------------------------------------------------------------------------------------------
Investor B               R      NFSC FEBO # W75-031470                        513.88    5.45%    0.02%
                                NFS/FMTC ROLLOVER IRA
                                FBO DEANNE J KENNEALLY
                                626 LOMBARDY WAY
                                REDWOOD CITY CA 94062

-------------------------------------------------------------------------------------------------------
Investor B               R      NFSC FEBO W82-724475                        1,351.52   14.33%    0.04%
                                JAMES S GOODPASTURE
                                VIRGINIA G GOODPASTURE
                                11064 W WINCHESTER DR
                                SUN CITY AZ 85351-1559

-------------------------------------------------------------------------------------------------------
Investor C               B      BANC OF AMERICA ADVISORS LLC                  100.00   21.96%    0.00%
                                ATTN BRIAN SMITH
                                NC1-002-12-01
                                101 S TRYON ST
                                CHARLOTTE NC 28255-0001

-------------------------------------------------------------------------------------------------------
Investor C               R      NFSC FEBO # W77-381586                         81.97   18.00%    0.00%
                                MELINDA B NELSON
                                STUART NELSON
                                26010 CIRCLE DR NW
                                POULSBO WA 98370

-------------------------------------------------------------------------------------------------------
Investor C               R      NFSC FEBO # W78-055859                        272.28   59.80%    0.01%
                                GARY L RAMBERG
                                12876 FALL VIEW CT
                                CHINO HILLS CA 91709

-------------------------------------------------------------------------------------------------------
Primary A                B      BANC OF AMERICA ADVISORS LLC              999,700.00   32.05%   31.63%
                                ATTN BRIAN SMITH
                                NC1-002-12-01
                                101 S TRYON ST
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                     Ownership                                        Account Shares      % of     % of
       Fund/Class       Type         Registration Address                 Owned          Class     Fund

---------------------------------------------------------------------------------------------------------
                                 CHARLOTTE NC 28255-0001

---------------------------------------------------------------------------------------------------------
Primary A                 B      BANK OF AMERICA NA                       2,119,398.62   67.94%   67.07%
                                 ATTN FUNDS ACCOUNTING (ACI)
                                 TX1-945-08-18
                                 411 NORTH AKARD ST
                                 DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------
                                  South Carolina Intermediate Bond Fund

---------------------------------------------------------------------------------------------------------
Investor A                R      DEAN WITTER FOR THE BENEFIT OF              93,632.96    5.05%    0.38%
                                 D PIERRE G CAMERON JR. TTEE
                                 PO BOX 250 CHURCH STREET STATION
                                 NEW YORK, NY 10008-0250

---------------------------------------------------------------------------------------------------------
Investor A                R      DEAN WITTER FOR THE BENEFIT OF             193,810.41   10.47%    0.78%
                                 J C BERNARD &
                                 PO BOX 250 CHURCH STREET STATION
                                 NEW YORK, NY 10008-0250

---------------------------------------------------------------------------------------------------------
Investor B                R      NFSC FEBO # W15-645788                      79,922.78    5.75%    0.32%
                                 GUSTAVE J CRISPYN
                                 MILDRED M CRISPYN
                                 2382 CAT TAIL POND RD
                                 JOHNS ISLAND SC 29455

---------------------------------------------------------------------------------------------------------
Investor C                B      DONALDSON LUFKIN JENRETTE                   26,896.53    6.05%    0.11%
                                 SECURITIES CORPORATION INC.
                                 P. O. BOX 2052
                                 JERSEY CITY, NJ 07303-9998

---------------------------------------------------------------------------------------------------------
Investor C                R      NFSC FEBO # W15-020141                      78,496.64   17.65%    0.32%
                                 GIRARD M BLOUNT JR
                                 4569 CARRIAGE RUN CIRCLE
                                 MURRELLS INLET SC 29576

---------------------------------------------------------------------------------------------------------
Investor C                R      NFSC FEBO # W15-636169                      25,749.80    5.79%    0.10%
                                 PETER B & FRIEDA B GRIFFIN TTEE
                                 THE HOBART W GRIFFIN & FRIEDA B
                                 GRIFFIN TR, U/A 1/31/92
                                 116 DUNBARTON CIR
                                 AIKEN SC 29803

---------------------------------------------------------------------------------------------------------
Investor C                R      WEXFORD CLEARING SERVICES CORP FBO          22,459.27    5.05%    0.09%
                                 GARY D MITCHELL
                                 1003 MEADOW LN
                                 ANDERSON SC 29621-1916

---------------------------------------------------------------------------------------------------------
Investor C                R      WEXFORD CLEARING SERVICES CORP FBO          37,816.59    8.50%    0.15%
                                 GEORGIA T ROBERSON
                                 PERSONAL REP
                                 EST MARSHALL H ROBERSON
                                 1001 THORNHILL DR
                                 ANDERSON SC 29621-1560

---------------------------------------------------------------------------------------------------------
Primary A                 B      BANK OF AMERICA NA                      21,035,896.10  100.00%   85.10%
                                 ATTN FUNDS ACCOUNTING (ACI)
                                 TX1-945-08-18
                                 411 NORTH AKARD ST
                                 DALLAS TX 75201-3307

---------------------------------------------------------------------------------------------------------
                                          Strategic Growth Fund

----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           Ownership                                         Account Shares     % of       % of
            Fund/Class        Type            Registration Address               Owned          Class      Fund

-----------------------------------------------------------------------------------------------------------------
Investor A                     B        SEAFIRST BANK                        22,224,868.76      52.10%    14.30%
                                        FBO RETIREMENT SVCS
                                        PO BOX 84248
                                        SEATTLE WA 98124-5548

-----------------------------------------------------------------------------------------------------------------
Investor C                     B        STATE STREET BANK & TRUST CO TTEE     1,086,475.39      68.79%     0.70%
                                        FBO COASTGEAR & COMPANY
                                        ATTN: KEVIN SMITH
                                        105 ROSEMONT AVE
                                        WESTWOOD MA 02090

-----------------------------------------------------------------------------------------------------------------
Primary A                      B        BANK OF AMERICA NA                  102,614,676.21      97.52%    66.02%
                                        ATTN FUNDS ACCOUNTING (ACI)
                                        TX1-945-08-18
                                        411 NORTH AKARD ST
                                        DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------
                                            Strategic Income Fund

-----------------------------------------------------------------------------------------------------------------
Investor C                     B        FISERV SECURITIES, INC.                  17,116.18       6.42%     0.08%
                                        FAO 25155571
                                        ATTN: MUTUAL FUNDS
                                        ONE COMMERCE SQUARE
                                        2005 MARKET STREET SUITE 1200
                                        PHILADELPHIA, PA 19103

-----------------------------------------------------------------------------------------------------------------
Investor C                     R        JAMES B FORD AND                         13,334.10       5.00%     0.06%
                                        JOANNE W FORD JTTEN
                                        3441 LEBANON PIKE STE 113
                                        HERMITAGE TN 37076-2000

-----------------------------------------------------------------------------------------------------------------
Investor C                     B        MERRILL LYNCH, PIERCE, FENNER            27,782.50      10.42%     0.12%
                                        & SMITH INC FOR THE SOLE BENEFIT
                                        OF ITS CUSTOMERS
                                        ATTENTION SERVICE TEAM
                                        4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                        JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------
Investor C                     R        NFSC FEBO # W17-662682                   18,199.95       6.82%     0.08%
                                        NFSC/FMTC IRA ROLLOVER
                                        FBO LINDA G WALKER
                                        7 SALLY ST
                                        SPARTANBURG SC 29301

-----------------------------------------------------------------------------------------------------------------
Investor C                     B        NFSC FEBO # W25-059382                   29,453.73      11.04%     0.13%
                                        JOHN L MANNING III P/ADM
                                        ORGAIN READY MIX PFT SHRING PL
                                        240 KRAFT ST
                                        CLARKSVILLE TN 37040

-----------------------------------------------------------------------------------------------------------------
Investor C                     R        NFSC FEBO # W53-067121                   33,325.77      12.50%     0.15%
                                        J DAVID PAISLEY
                                        16 WESTMINSTER
                                        LAKE OSWEGO OR 97034

-----------------------------------------------------------------------------------------------------------------
Primary A                      B        BANK OF AMERICA NA                   15,023,804.81      99.82%    66.12%
                                        ATTN FUNDS ACCOUNTING (ACI)
                                        TX1-945-08-18
                                        411 NORTH AKARD ST
                                        DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------
Primary B                      R        STEPHENS INC                                  1.06     100.00%     0.00%
                                        ATTN: CINDY COLE
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                        Ownership                                         Account Shares    % of      % of
         Fund/Class        Type              Registration Address             Owned         Class     Fund

------------------------------------------------------------------------------------------------------------
                                     111 CENTER STREET
                                     LITTLE ROCK AR 72201

------------------------------------------------------------------------------------------------------------
                                              Tax-Exempt Reserves

------------------------------------------------------------------------------------------------------------
Advisor                     R        STEPHENS INC                                  10.00   100.00%    0.00%
                                     ATTN: CINDY COLE
                                     111 CENTER STREET
                                     LITTLE ROCK AR 72201

------------------------------------------------------------------------------------------------------------
Capital                     B        BANK OF AMERICA NA                    16,369,601.57    14.17%    0.59%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS INTERMEDIATE MUNICIPAL        32,217,391.92    27.90%    1.16%
                                     BOND FUND
                                     043187336
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS MUNICIPAL INCOME FUND         11,189,974.12     9.69%    0.40%
                                     51-0331215
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS NORTH CAROLINA                 6,596,973.76     5.71%    0.24%
                                     INTERMEDIATE MUNICIPAL BOND FUND
                                     51-0342673
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS SHORT TERM MUNICIPAL          12,552,525.18    10.87%    0.45%
                                     INCOME FUND
                                     51-0349911
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-31
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS SOUTH CAROLINA                 9,883,891.90     8.55%    0.36%
                                     INTERMEDIATE MUNI BOND
                                     BOND FUND 06-1330744
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Capital                     B        NATIONS VIRGINIA INTERMEDIATE          7,023,931.66     6.08%    0.25%
                                     MUNI BOND FUND 51-0319828
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------
Daily                       B        NATIONAL FINANCIAL FOR THE            89,813,290.10    99.76%    3.24%
                                     EXCLUSIVE BENEFIT OF OUR
                                     CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                             Ownership                                        Account Shares     % of      % of
             Fund/Class        Type            Registration Address               Owned          Class     Fund

-----------------------------------------------------------------------------------------------------------------
Institutional                   B        BANC OF AMERICA ADVISORS LLC               1,000.43     99.01%    0.00%
                                         ATTN BRIAN SMITH
                                         NC1-002-12-01
                                         101 S TRYON ST
                                         CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------
Investor                        B        HARE & CO, BANK OF NEW YORK           31,076,056.98     16.93%    1.12%
                                         ATTN STIF/MASTER NOTE
                                         ONE WALL STREET 2ND FL
                                         NEW YORK NY 10286

-----------------------------------------------------------------------------------------------------------------
Investor A                      B        BANC OF AMERICA SECURITIES LLC        16,851,976.81     24.41%    0.61%
                                         OMNIBUS ACCT FOR THE EXCLUSIVE
                                         BENEFIT OF OUR CLIENTS
                                         NC1-004-03-06
                                         200 N COLLEGE STREET 3rd FLOOR
                                         CHARLOTTE NC 28255-0001

-----------------------------------------------------------------------------------------------------------------
Investor A                      B        NATIONAL FINANCIAL FOR THE            50,772,371.55     73.56%    1.83%
                                         EXCLUSIVE BENEFIT OF OUR
                                         CUSTOMERS
                                         200 LIBERTY ST
                                         1 WORLD FINANCIAL CTR
                                         ATTN MUTUAL FUNDS 5TH FLR
                                         NEW YORK NY 10281

-----------------------------------------------------------------------------------------------------------------
Investor B                      R        STEPHENS INC                                  10.00    100.00%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------
Investor C                      R        STEPHENS INC                                  10.00    100.00%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------
Liquidity                       R        STEPHENS INC                                  10.00    100.00%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------
Market                          R        STEPHENS INC                                  10.00    100.00%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------
Service                         R        STEPHENS INC                                  10.00    100.00%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-----------------------------------------------------------------------------------------------------------------
Trust                           B        BANK OF AMERICA NA                 2,280,783,873.33     98.58%   82.29%
                                         ATTN FUNDS ACCOUNTING (ACI)
                                         TX1-945-08-18
                                         411 NORTH AKARD ST
                                         DALLAS TX 75201-3307

-----------------------------------------------------------------------------------------------------------------
                                        Tennessee Intermediate Bond Fund

-----------------------------------------------------------------------------------------------------------------
Investor A                      B        HUBCO                                    174,884.22     13.79%    2.92%
                                         REGIONS FINANCIAL CORP
                                         C/R/R ACCOUNT
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                           Ownership                                           Account Shares    % of     % of
           Fund/Class        Type              Registration Address                Owned         Class    Fund

----------------------------------------------------------------------------------------------------------------
                                        P.O. BOX 830688
                                        P.O. BOX 830688
                                        BIRMINGHAM AL 35283-0688

----------------------------------------------------------------------------------------------------------------
Investor A                    R         NFSC FEBO # W25-050610                   118,216.97      9.32%    1.97%
                                        CHARLES GROSS
                                        155 CHEEK ROAD
                                        NASHVILLE TN 37205

----------------------------------------------------------------------------------------------------------------
Investor A                    R         NFSC FEBO # W25-680427                   107,422.49      8.47%    1.79%
                                        BOB G LONG
                                        PO BOX 266
                                        HERMITAGE TN 37076

----------------------------------------------------------------------------------------------------------------
Investor A                    R         NFSC FEBO # W25-683256                   133,256.44     10.50%    2.23%
                                        MARSHALL T POLK III
                                        PO BOX 90148
                                        NASHVILLE TN 37209

----------------------------------------------------------------------------------------------------------------
Investor A                    R         NFSC FEBO # W25-684716                    63,891.74      5.03%    1.07%
                                        JAMES R KELLAM III
                                        3605 SYCAMORE LANE
                                        NASHVILLE TN 37215

----------------------------------------------------------------------------------------------------------------
Investor A                    R         RALPH S GRAHAM TTEE                       64,745.40      5.10%    1.08%
                                        RALPH S GRAHAM REV LIV TRUST
                                        U/A DTD 08/14/1990
                                        PO BOX 235
                                        BIG SANDY TN 38221

----------------------------------------------------------------------------------------------------------------
Investor C                    R         J CHASE COLE                               8,558.93     13.90%    0.14%
                                        511 UNION ST STE 2100
                                        NASHVILLE TN 37219

----------------------------------------------------------------------------------------------------------------
Investor C                    B         LPL FINANCIAL SERVICES                     7,114.99     11.55%    0.12%
                                        A/C 7111-6230
                                        9785 TOWNE CENTRE DRIVE
                                        SAN DIEGO CA 92121-1968

----------------------------------------------------------------------------------------------------------------
Investor C                    B         MERRILL LYNCH, PIERCE, FENNER              8,278.80     13.44%    0.14%
                                        & SMITH INC FOR THE SOLE BENEFIT
                                        OF ITS CUSTOMERS
                                        ATTENTION SERVICE TEAM
                                        4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                        JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
Investor C                    B         MORGAN KEEGAN & COMPANY, INC.              3,553.86      5.77%    0.06%
                                        FBO 220539381
                                        50 NORTH FRONT STREET
                                        MEMPHIS TN 38103

----------------------------------------------------------------------------------------------------------------
Investor C                    R         NFSC FEBO # W25-060623                    11,998.83     19.49%    0.20%
                                        EARL W RICE
                                        MARGIE R RICE
                                        275 TEMPLE CREST TRL
                                        FRANKLIN TN 37069

----------------------------------------------------------------------------------------------------------------
Investor C                    R         NFSC FEBO # W25-617954                     4,454.89      7.23%    0.07%
                                        FRANK W CONDURELIS
                                        JANE E CONDURELIS
                                        806 BRENTVIEW DR
                                        NASHVILLE TN 37220

----------------------------------------------------------------------------------------------------------------
Investor C                    R         WILLIAM O. DEBERRY AND                     4,877.57      7.92%    0.08%
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                            Ownership                                            Account Shares    % of     % of
           Fund/Class         Type              Registration Address                 Owned         Class    Fund

-------------------------------------------------------------------------------------------------------------------
                                         MELBA W. DEBERRY JTWROS
                                         1420 BROOKSIDE DRIVE
                                         GERMANTOWN TN 38138-1847

-------------------------------------------------------------------------------------------------------------------
Primary A                      B         BANK OF AMERICA NA                       3,993,763.88     95.03%   66.72%
                                         ATTN FUNDS ACCOUNTING (ACI)
                                         TX1-945-08-18
                                         411 NORTH AKARD ST
                                         DALLAS TX 75201-3307

-------------------------------------------------------------------------------------------------------------------
Investor A                     R         MADELINE O'DONNELL                          43,993.54      8.20%    0.16%
                                         2395 NICHOLS CANYON RD
                                         HOLLYWOOD CA 90046

-------------------------------------------------------------------------------------------------------------------
Investor A                     B         MERRILL LYNCH, PIERCE, FENNER               38,077.58      7.10%    0.14%
                                         & SMITH INC FOR THE SOLE BENEFIT
                                         OF ITS CUSTOMERS
                                         ATTENTION SERVICE TEAM
                                         4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                         JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------
Investor A                     B         MOTCO                                      130,761.36     24.39%    0.49%
                                         P O BOX 17001-TRUST
                                         SAN ANTONIO TX 78217

-------------------------------------------------------------------------------------------------------------------
Investor A                     R         NFSC FEBO # W18-708275                      28,805.43      5.37%    0.11%
                                         SHARRA LANKFORD
                                         238 VAN ROWE
                                         DUNCANVILLE TX 75116

-------------------------------------------------------------------------------------------------------------------
Investor B                     R         NFSC FEBO # W18-719404                      37,691.45      6.35%    0.14%
                                         MONTINE T WISDOM
                                         6335 W NORTHWEST HWY #1318
                                         DALLAS TX 75225

-------------------------------------------------------------------------------------------------------------------
Investor B                     R         NFSC FEBO # W40-678880                      35,060.56      5.91%    0.13%
                                         JAMES ROBERT MALLORY
                                         FAITH K MALLORY
                                         2400 WINTON TERR E
                                         FORT WORTH TX 76109

-------------------------------------------------------------------------------------------------------------------
Investor B                     B         SOUTHWEST SECURITIES FOB                    49,781.55      8.39%    0.19%
                                         ACCT# 54346528
                                         P.O. BOX 509002
                                         DALLAS, TX 75250

-------------------------------------------------------------------------------------------------------------------
Investor C                     B         MERRILL LYNCH, PIERCE, FENNER                1,714.33     22.15%    0.01%
                                         & SMITH INC FOR THE SOLE BENEFIT
                                         OF ITS CUSTOMERS
                                         ATTENTION SERVICE TEAM
                                         4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                         JACKSONVILLE FL 32246

-------------------------------------------------------------------------------------------------------------------
Investor C                     R         STEPHENS INC                                   603.75      7.80%    0.00%
                                         ATTN: CINDY COLE
                                         111 CENTER STREET
                                         LITTLE ROCK AR 72201

-------------------------------------------------------------------------------------------------------------------
Investor C                     B         USAA INVESTMENT MANAGEMENT CO                5,421.23     70.04%    0.02%
                                         FBO 64373936
                                         9800 FREDERICKSBURG ROAD
                                         SAN ANTONIO TX 78288

-------------------------------------------------------------------------------------------------------------------
Primary A                      B         BANK OF AMERICA NA                      25,671,699.65     99.56%   95.45%
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    Fund/Class           Ownership                                            Account Shares       % of      % of
                           Type              Registration Address                 Owned            Class     Fund
------------------------------------------------------------------------------------------------------------------
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------
                                                Treasury Reserves

------------------------------------------------------------------------------------------------------------------
Advisor                     B             BANC OF AMERICA SECURITIES LLC          561,461,311.17   25.41%    5.25%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------
Advisor                     B             BANK OF AMERICA                         116,407,100.00    5.26%    1.09%
                                          ATTN ROSEMARY ZUMBO
                                          CA4-704-05-21
                                          2000 CLAYTON RD 5TH FL
                                          CONCORD CA 94520-3275

------------------------------------------------------------------------------------------------------------------
Advisor                     B             HARE & CO, BANK OF NEW YORK             372,376,207.25   16.85%    3.48%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

------------------------------------------------------------------------------------------------------------------
Advisor                     B             BANK OF AMERICA NA AGENT FBO GLOBAL     550,032,011.64   24.89%    5.15%
                                          FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

------------------------------------------------------------------------------------------------------------------
Advisor                     B             BANK OF AMERICA SWP DISBURSEMENT NC     398,000,000.00   18.01%    3.72%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Capital                     B             BANC OF AMERICA SECURITIES LLC         1,453,392,258.82  72.40%   13.60%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------
Capital                     B             BANK OF AMERICA NA                      173,364,014.90    8.63%    1.62%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------
Daily                       B             NATIONAL FINANCIAL FOR THE              342,021,081.74   29.53%    3.20%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------
Daily                       B             BANK OF AMERICA NA AGENT FBO            360,000,000.00   31.08%    3.37%
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                         Ownership                                                Account Shares    % of     % of
    Fund/Class             Type              Registration Address                      Owned        Class    Fund
------------------------------------------------------------------------------------------------------------------
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

------------------------------------------------------------------------------------------------------------------
Daily                       B             BANK OF AMERICA SWP DISBURSEMENT NC     296,000,000.00   25.56%    2.77%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Institutional               B             BANC OF AMERICA SECURITIES LLC          263,402,344.34   42.85%    2.46%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------
Institutional               B             BANK OF AMERICA NA                      117,771,701.73   19.16%    1.10%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------
Institutional               B             BENTLY PRESSURIZED BEARING CO           183,361,795.89   29.83%    1.72%
                                          1711 ORBIT WAY BLDG 2
                                          MINDEN NV 89423

------------------------------------------------------------------------------------------------------------------
Institutional               B             RUMSEY INDIAN RANCHERIA                  50,131,108.37    8.15%    0.47%
                                          P O BOX 18
                                          BROOKS CA 95606-0018

------------------------------------------------------------------------------------------------------------------
Investor                    B             HARE & CO, BANK OF NEW YORK             225,751,612.88   26.67%    2.11%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

------------------------------------------------------------------------------------------------------------------
Investor                    B             NATIONAL FINANCIAL FOR THE               48,761,620.79    5.76%    0.46%
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

------------------------------------------------------------------------------------------------------------------
Investor                    B             SILICON VALLEY BANK                     488,936,124.32   57.76%    4.58%
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

------------------------------------------------------------------------------------------------------------------
Investor A                  B             BANC OF AMERICA SECURITIES LLC          114,250,201.68   12.95%    1.07%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------
Investor A                  B             HARE & CO, BANK OF NEW YORK             750,642,457.02   85.10%    7.02%
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

------------------------------------------------------------------------------------------------------------------
Investor B                  R             BNY CUST ROLLOVER IRA FBO                    79,047.07   15.51%    0.00%
                                          WILLIAM D PLUMLEY
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    Fund/Class           Ownership                                            Account Shares       % of      % of
                           Type              Registration Address                 Owned            Class     Fund
------------------------------------------------------------------------------------------------------------------
                                          5555 SW 28TH AVE
                                          OCALA FL 34474

-------------------------------------------------------------------------------------------------------------------
Investor B                  R             NFSC FEBO # W14-618039                       53,621.97   10.52%    0.00%
                                          SUSIE BEARD
                                          ELLA P BEARD
                                          946 DEWEY ST SW
                                          ATLANTA GA 30310

-------------------------------------------------------------------------------------------------------------------
Investor B                  R             NFSC FEBO # W77-337501                      138,220.23   27.12%    0.00%
                                          NFS/FMTC IRA
                                          FBO CARLOS O RIOJA
                                          11903 AMBAUM BLVD SW
                                          SEATTLE WA 98146

-------------------------------------------------------------------------------------------------------------------
Investor B                  R             NFSC FEBO # W77-343994                      191,649.95   37.61%    0.00%
                                          NFS/FMTC ROLLOVER IRA
                                          FBO KATHRYN THOMSON
                                          1120 SPRINGS ST APT 603
                                          SEATTLE WA 98104

-------------------------------------------------------------------------------------------------------------------
Investor C                  R             STEPHENS INC                                     10.00  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

------------------------------------------------------------------------------------------------------------------
Liquidity                   B             BANC OF AMERICA SECURITIES LLC          311,583,732.57   76.99%    2.92%
                                          OMNIBUS ACCT FOR THE EXCLUSIVE
                                          BENEFIT OF OUR CLIENTS
                                          NC1-004-03-06
                                          200 N COLLEGE STREET 3rd FLOOR
                                          CHARLOTTE NC 28255-0001

------------------------------------------------------------------------------------------------------------------
Liquidity                   R             JOHN H MCCALL                            23,738,941.89    5.86%    0.22%
                                          PO BOX 17068
                                          AUSTIN TX 78760-7068

------------------------------------------------------------------------------------------------------------------
Liquidity                   B             BANK OF AMERICA SWP DISBURSEMENT NC      47,000,000.00   11.61%    0.44%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Market                      B             BANK OF AMERICA SWP DISBURSEMENT NC   1,410,000,000.00   99.99%   13.19%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Service                     B             BANK OF AMERICA SWP DISBURSEMENT NC     247,000,000.00   86.83%    2.31%
                                          BANK OF AMERICA SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Trust                       B             BANK OF AMERICA NA                      854,455,234.83   98.62%    8.00%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    Fund/Class           Ownership                                            Account Shares       % of      % of
                           Type              Registration Address                 Owned            Class     Fund
------------------------------------------------------------------------------------------------------------------
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------
                                                    Value Fund

------------------------------------------------------------------------------------------------------------------
Investor C                  B             MERRILL LYNCH, PIERCE, FENNER                36,288.51    6.07%    0.06%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------
Investor C                  B             STUART K COLONNA TTEE                        79,353.55   13.29%    0.14%
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310

------------------------------------------------------------------------------------------------------------------
Primary A                   B             BANK OF AMERICA NA TTEE                  10,562,512.51   23.86%   18.75%
                                          BANK OF AMERICA 401K PLAN
                                          ATTN NORMA AJA / TX4-213-06-14
                                          P O BOX 2518
                                          HOUSTON TX 77252-2518

------------------------------------------------------------------------------------------------------------------
Primary A                   B             BANK OF AMERICA NA                       22,319,970.87   50.42%   39.61%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------
Primary A                   B             NATIONS FUNDS TRUST                       4,694,781.95   10.60%    8.33%
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Primary A                   B             NATIONS FUNDS TRUST                       3,876,530.51    8.75%    6.88%
                                          LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

------------------------------------------------------------------------------------------------------------------
Primary B                   R             STEPHENS INC                                      1.42  100.00%    0.00%
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

------------------------------------------------------------------------------------------------------------------
                                         Virginia Intermediate Bond Fund

------------------------------------------------------------------------------------------------------------------
Investor A                  R             NFSC FEBO # W26-088374                      235,465.98    5.07%    0.75%
                                          WALTER E BLACKBURN
                                          TOD LEONA E SEAY
                                          1776 HUNGARY RD
                                          RICHMOND VA 23228

------------------------------------------------------------------------------------------------------------------
Investor C                  R             DOROTHY LEE WALSHE                           10,434.22    8.17%    0.03%
                                          5801 MILL SPRING RD
                                          MIDLOTHIAN VA 23112

------------------------------------------------------------------------------------------------------------------
Investor C                  B             MERRILL LYNCH, PIERCE, FENNER                23,297.88   18.25%    0.07%
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                 Account Shares     % of     % of
    Fund/Class             Type              Registration Address                    Owned          Class    Fund
------------------------------------------------------------------------------------------------------------------
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3rd FLOOR
                                          JACKSONVILLE FL 32246

------------------------------------------------------------------------------------------------------------------
Investor C                  R             NFSC FEBO # W26-049425                       11,817.11    9.26%    0.04%
                                          COLLIN PEEL
                                          MARGIE PEEL
                                          195 FAIRWAY LN
                                          WYTHEVILLE VA 24382

------------------------------------------------------------------------------------------------------------------
Investor C                  R             NFSC FEBO # W26-616656                        9,115.77    7.14%    0.03%
                                          RONALD E SWEENEY
                                          TOD RONALD E SWEENEY TRUST
                                          12309 OLD GREENWAY CT
                                          GLEN ALLEN VA 23059

------------------------------------------------------------------------------------------------------------------
Investor C                  R             PAINEWEBBER FOR THE BENEFIT OF               17,899.86   14.02%    0.06%
                                          MR. GARY KLINE
                                          4496 OCCOQUAN VIEW CT
                                          WOODBRIDGE VA 22192-5803

------------------------------------------------------------------------------------------------------------------
Primary A                   B             BANK OF AMERICA NA                       24,832,443.68   99.28%   79.01%
                                          ATTN FUNDS ACCOUNTING (ACI)
                                          TX1-945-08-18
                                          411 NORTH AKARD ST
                                          DALLAS TX 75201-3307

------------------------------------------------------------------------------------------------------------------

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

--------------------------------------------------------------------------------
Exhibit Letter    Description

--------------------------------------------------------------------------------
(a)               Articles of Incorporation:

(a)(1) Certificate of Trust dated October 22, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(a)(2) Amended and Restated Declaration of Trust last amended February 22, 2001, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.
--------------------------------------------------------------------------------
(b)               Bylaws:

                  Not Applicable

--------------------------------------------------------------------------------
(c)               Instruments Defining Rights of Securities Holders:

                  Not Applicable

--------------------------------------------------------------------------------
(d)               Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Advisors, LLC (formerly Banc of America Advisors, Inc.) ("BA Advisors") and Nations Funds Trust ("Registrant") dated March 30, 2000, Schedule I dated May 17, 2002, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter     Description

--------------------------------------------------------------------------------
(d)(2) Form of Investment Advisory Agreement between BA Advisors and the Registrant, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(d)(3) Investment Sub-Advisory Agreement among BA Advisors, Banc of America Capital Management, LLC (formerly Banc of America Capital Management, Inc.) ("BACAP") and the Registrant dated March 30, 2000, Schedule I dated May 17, 2002, filed herewith.

(d)(4) Form of Investment Sub-Advisory Agreement among BA Advisors, BACAP and the Registrant, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(d)(5) Investment Sub-Advisory Agreement among BA Advisors, Brandes Investment Partners, L.P. ("Brandes") and the Registrant dated April 9, 2001, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

(d)(6) Investment Sub-Advisory Agreement among BA Advisors, Gartmore Global Partners ("Gartmore") and the registrant dated May 10, 2002, filed herewith.

--------------------------------------------------------------------------------
(e)                Underwriting Contract:

(e)(1) Distribution Agreement between the Registrant and Stephens Inc. ("Stephens") dated February 14, 2000, Schedule I dated May 17, 2002, filed herewith.

(e)(2) Form of Distribution Agreement between the Registrant and Stephens, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.
--------------------------------------------------------------------------------
(f)                Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan dated December 9, 1999 last amended February 28, 2002, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2002.

--------------------------------------------------------------------------------
(g)                Custodian Agreements:

(g)(1) Amended and Restated Custody Agreement between the Registrant and The Bank of New York ("BNY") dated July 2, 2001, Schedule I dated May 17, 2002, filed herewith.

(g)(2) Form of Amended and Restated Custody Agreement between the Registrant and BNY, incorporated by reference to Post-Effective

--------------------------------------------------------------------------------
Exhibit Letter     Description

--------------------------------------------------------------------------------
                   Amendment No. 25, filed June 28, 2002.

(g)(3) Custody Agreement between the Registrant and Bank of America, N.A. on behalf of the LifeGoal Portfolios dated June 8, 2001, incorporated by reference to Post-Effective Amendment No. 11, filed July 31, 2001.

--------------------------------------------------------------------------------
(h)                Other Material Contracts:

(h)(1) Co-Administration Agreement among the Registrant, Stephens and BA Advisors dated February 14, 2000, Schedule I dated May 17, 2002, filed herewith.

(h)(2) Form of Co-Administration Agreement among the Registrant, Stephens and BA Advisors, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(h)(3) Sub-Administration Agreement among the Registrant, BNY and BA Advisors dated February 14, 2000, Schedule I dated May 17, 2002, filed herewith.

(h)(4) Form of Sub-Administration Agreement among the Registrant, BNY and BA Advisors, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(h)(5)             Shareholder Servicing Plan relating to Investor B Shares,
                   Exhibit I amended May 17, 2002, filed herewith.

(h)(6)             Shareholder Servicing Plan relating to Investor C Shares,
                   Exhibit I amended May 17, 2002, filed herewith.

(h)(7)             Shareholder Servicing Plan relating to Adviser Class Shares,
                   Exhibit I amended May 10, 2002, filed herewith.

(h)(8)             Shareholder Servicing Plan relating to Daily Class Shares,
                   Exhibit I amended May 10, 2002, filed herewith.

(h)(9)             Shareholder Servicing Plan relating to Investor Class Shares,
                   Exhibit I amended May 10, 2002, filed herewith.

(h)(10) Shareholder Servicing Plan relating to Liquidity Class Shares, Exhibit I amended May 10, 2002, filed herewith.

(h)(11)            Shareholder Servicing Plan relating to Market Class Shares,
                   Exhibit I amended May 10, 2002, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter     Description

--------------------------------------------------------------------------------
(h)(12)            Shareholder Servicing Plan relating to Service Class Shares,
                   Schedule I amended May 10, 2002, filed herewith.

(h)(13) Shareholder Administration Plan relating to Investor B and Investor C Shares, Exhibit I amended May 10, 2002, filed herewith.

(h)(14) Shareholder Administration Plan relating to Institutional Class Shares, Exhibit I amended May 10, 2002, filed herewith.

(h)(15) Shareholder Administration Plan relating to Trust Class Shares, Exhibit I amended May 10, 2002, filed herewith.

(h)(16)            Transfer Agency and Services Agreement between PFPC Inc.
                   (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated May 17, 2002, filed herewith.

(h)(17) Adoption Agreement and Amendment to Transfer Agency and Services Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(h)(18) Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(h)(19) Form of Amended and Restated Transfer Agency and Services Agreement between PFPC and the Registrant, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(h)(20) Sub-Transfer Agency Agreement between PFPC and Bank of America, N.A. ("Bank of America") dated September 11, 1995, Schedule A dated May 17, 2002, filed herewith.

(h)(21) Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(22) Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(23) Form of Amended and Restated Sub-Transfer Agency and Services Agreement between PFPC and Bank of America, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter     Description

--------------------------------------------------------------------------------
(h)(24) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, Appendix dated May 17, 2002, filed herewith.

(h)(25) Form of Amended and Restated Foreign Custody Manager Agreement between BNY and the Registrant, incorporated by reference to Post-Effective Amendment No. 25, filed June 28, 2002.

(h)(26) Cross Indemnification Agreement among Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Master Investment Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

--------------------------------------------------------------------------------
(i)               Legal Opinion

(i)(1)            Opinion and Consent of Counsel, filed herewith.

--------------------------------------------------------------------------------
(j)               Other Opinions

(j)(1) Consent of Independent Accountants - PricewaterhouseCoopers, LLP, filed herewith.

--------------------------------------------------------------------------------
(k)               Omitted Financial Statements

                  Not Applicable

--------------------------------------------------------------------------------

(l)               Initial Capital Agreements:

(l)(1) Investment Letter, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

--------------------------------------------------------------------------------
(m)               Rule 12b-1 Plans:

(m)(1) Shareholder Administration Plan relating to Primary B Shares, incorporated by reference to Post-Effective Amendment No. 11, filed July 31, 2001.

(m)(2) Shareholder Servicing and Distribution Plan relating to Investor A Shares, Exhibit A amended May 17, 2002, filed herewith.

(m)(3) Distribution Plan relating to Investor B Shares, Exhibit A amended May 17, 2002, filed herewith.

(m)(4) Distribution Plan relating to Investor C Shares, Exhibit A amended May 17, 2002, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter      Description

--------------------------------------------------------------------------------

(m)(5) Distribution Plan relating to Daily Class Shares, Exhibit A amended May 10, 2002, filed herewith.

(m)(6) Distribution Plan relating to Investor Class Shares, Exhibit A amended May 10, 2002, filed herewith.

(m)(7) Distribution Plan relating to Liquidity Class Shares, Exhibit A amended May 10, 2002, filed herewith.

(m)(8) Distribution Plan relating to Market Class Shares, Exhibit A amended May 10, 2002, filed herewith.

(m)(9) Distribution Plan relating to Service Class Shares, Exhibit A amended May 10, 2002, filed herewith.

--------------------------------------------------------------------------------
(n)               Financial Data Schedule:

                  Not Applicable.

--------------------------------------------------------------------------------
(o)               Rule 18f-3 Plan:

(o)(1) Rule18f-3 Multi-Class Plan, last amended May 17, 2002, filed herewith.

--------------------------------------------------------------------------------
(p)               Codes of Ethics:

(p)(1)            Nations Funds Family Code of Ethics, filed herewith.

(p)(2) BA Advisors and BACAP Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2002.

(p)(3) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

(p)(4)            Gartmore Code of Ethics, filed herewith.

(p)(5) Stephens Code of Ethics, incorporated by reference to Post-Effective Amendment No. 5, filed October 13, 2000.

--------------------------------------------------------------------------------

(q)               Powers of Attorney for Edmund L. Benson, Charles B. Walker, A.
                  Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers, Cornelius J. Pings and William P. Carmichael, incorporated by reference to Post-Effective Amendment No. 2, filed May 5, 2000.

--------------------------------------------------------------------------------

ITEM 24.     Persons Controlled by of Under Common Control with the Fund

       No person is controlled by or under common control with the Registrant.

ITEM 25.     Indemnification

       Article VII of the Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

             1.  Co-Administration Agreement with Stephens and BA Advisors;

             2.  Sub-Administration Agreement with BNY and BA Advisors;

             3.  Distribution Agreement with Stephens;

             4.  Custody Agreement with BNY;

             5.  Custody Agreement with Bank of America, N.A.;

             6.  Transfer Agency and Services Agreement with PFPC; and

             7. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

       The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 26.    Business and Other Connections of the Investment Adviser

      To the knowledge of the Registrant, none of the directors or officers of BA Advisors, the adviser to the Registrant's portfolios, or BACAP, Brandes or Gartmore, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BA Advisors, BACAP, Brandes or Gartmore, respectively, or other subsidiaries of Bank of America Corporation.

      (a) BA Advisors performs investment advisory services for the Registrant and certain other customers. BA Advisors is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BA Advisors with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

      (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

      (c) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

      (d) Gartmore performs investment sub-advisory services for the Registrant and certain other customers. Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-48811).

ITEM 27.    Principal Underwriters

      (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Separate Account Trust, Wells Fargo Funds Trust, Wells Fargo Variable Trust, Barclays Global Investors Funds, Inc., and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

      (c)   Not applicable.

ITEM 28.    Location of Accounts and Records

      (1) BA Advisors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

      (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

      (3) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

      (4) Gartmore, Gartmore House, 8 Fenchurch Place, London EC3M 4PH, England (records relating to its function as investment sub-adviser).

      (5) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

      (6) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

      (7) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

      (8) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).


ITEM 29.    Management Services

      Not Applicable

ITEM 30.    Undertakings

      Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 31st day of July, 2002.

                                            NATIONS FUNDS TRUST

                                            By:          *
                                               -------------------------
                                                    A. Max Walker
                                                    President and Chairman
                                                    of the Board of Trustees

                                            By:/s/ Richard H. Blank, Jr.
                                               -------------------------
                                                    Richard H. Blank, Jr.
                                                    *Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----
          *                                   President and Chairman                  July 31, 2002
-------------------------
(A. Max Walker)                               of the Board of Trustees
                                            (Principal Executive Officer)

/s/ Richard H. Blank, Jr.                             Treasurer                       July 31, 2002
-------------------------
(Richard H. Blank, Jr.)                               Secretary
                                              (Principal Financial and
                                                 Accounting Officer)

          *                                           Trustee                         July 31, 2002
-------------------------
(Edmund L. Benson, III)

          *                                           Trustee                         July 31, 2002
-------------------------
(William P. Carmichael)

          *                                           Trustee                         July 31, 2002
-------------------------
(William H. Grigg)

          *                                           Trustee                         July 31, 2002
-------------------------
(Thomas F. Keller)

          *                                           Trustee                         July 31, 2002
-------------------------
(Carl E. Mundy, Jr.)

          *                                           Trustee                         July 31, 2002
-------------------------
(Cornelius J. Pings)

          *                                           Trustee                         July 31, 2002
-------------------------
(Charles B. Walker)

          *                                           Trustee                         July 31, 2002
-------------------------
(Thomas S. Word)

          *                                           Trustee                         July 31, 2002
-------------------------
(James B. Sommers)

/s/ Richard H. Blank, Jr.
--------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                   Signatures

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 31st day of July, 2002.

                               NATIONS MASTER INVESTMENT TRUST

                                By:                  *
                                    ------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Trustees

                               By: /s/ Richard H. Blank, Jr.
                                  --------------------------
                                    Richard H. Blank, Jr.
                                    *Attorney-in-Fact

                                  EXHIBIT INDEX

                               Nations Funds Trust

                               File No. 333-89661

EX.-99.23(d)(1)                       Investment Advisory Agreement between BA
                                      Advisors and Nations Funds Trust

EX.-99.23(d)(3)                       Investment Sub-Advisory Agreement among BA
                                      Advisors, BACAP and Nations Funds Trust

EX.-99.23(d)(6)                       Investment Sub-Advisory Agreement among BA
                                      Advisors, Gartmore and Nations Funds Trust

EX.-99.23(e)(1)                       Distribution Agreement with Stephens Inc.

EX.-99.23(g)(1)                       Amended and Restated Custody Agreement
                                      with The Bank of New York

EX.-99.23(h)(1)                       Co-Administration Agreement among
                                      Stephens, BA Advisors
                                      and Nations Funds Trust

EX.-99.23(h)(3)                       Sub-Administration Agreement among BNY, BA
                                      Advisors and Nations Funds Trust

EX.-99.23(h)(5)                       Shareholder Servicing Plan relating to
                                      Investor B Shares

EX.-99.23(h)(6)                       Shareholder Servicing Plan relating to
                                      Investor C Shares

EX.-99.23(h)(7)                       Shareholder Servicing Plan relating to
                                      Adviser Class Shares

EX.-99.23(h)(8)                       Shareholder Servicing Plan relating to
                                      Daily Class Shares

EX.-99.23(h)(9)                       Shareholder Servicing Plan relating to
                                      Investor Class Shares

EX.-99.23(h)(10)                      Shareholder Servicing Plan relating to
                                      Liquidity Class Shares

EX.-99.23(h)(11)                      Shareholder Servicing Plan relating to
                                      Market Class Shares

EX.-99.23(h)(12)                      Shareholder Servicing Plan relating to
                                      Service Class Shares

EX.-99.23(h)(13)                      Shareholder Administration Plan relating
                                      to Investor B and Investor C Shares

EX.-99.23(h)(14)                      Shareholder Administration Plan relating
                                      to Institutional Class Shares

EX.-99.23(h)(15)                      Shareholder Administration Plan relating
                                      to Trust Class Shares

EX.-99.23(h)(16)                      Transfer Agency and Services Agreement
                                      between PFPC Inc. and the Nations Funds
                                      family

EX.-99.23(h)(20)                      Sub-Transfer Agency Agreement between PFPC
                                      and Bank of America, N.A.

EX.-99.23(h)(24)                      Amended and Restated Foreign Custody
                                      Manager Agreement between BNY and the
                                      Nations Funds family

EX.-99.23(i)(1)                       Opinion and Consent of Counsel - Morrison
                                      & Foerster LLP

EX.-99.23(j)(1)                       Consent of Independent Accountants -
                                      PricewaterhouseCoopers, LLP

EX.-99.23(m)(2)                       Shareholder Servicing and Distribution
                                      Plan relating to Investor A Shares

EX.-99.23(m)(3)                       Distribution Plan relating to Investor B
                                      Shares

EX.-99.23(m)(4)                       Distribution Plan relating to Investor C
                                      Shares

EX.-99.23(m)(5)                       Distribution Plan relating to Daily Class
                                      Shares

EX.-99.23(m)(6)                       Distribution Plan relating to Investor
                                      Class Shares

EX.-99.23(m)(7)                       Distribution Plan relating to Liquidity
                                      Class Shares

EX.-99.23(m)(8)                       Distribution Plan relating to Market Class
                                      Shares

EX.-99.23(m)(9)                       Distribution Plan relating to Service
                                      Class Shares

EX.-99.23(o)(1)                       Rule 18f-3 Multi-Class Plan

EX.-99.23(p)(1)                       Nations Funds Family Code of Ethics

EX.-99.23(p)(4)                       Gartmore Code of Ethics